UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2022

Date of reporting period: March 31, 2022

ITEM 1.	REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2022

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 16, 2022

On the following pages, you will find the 2022 semi-annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The semi-annual report covers the six- and 12-month periods ended March 31, 2022, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

The first quarter of 2022 kicked off with a humanitarian crisis, further economic volatility, and stressed financial markets. Global equities ended the six-month period largely flat, after gains of almost 6% in the fourth quarter of 2021 were offset by declines in the first quarter of 2022. The moves have been larger under the surface. In general during this period, momentum/growth stocks, and technology stocks in particular, performed poorly. Meanwhile many commodity-related names, especially energy stocks, appreciated meaningfully.

The global reopening has been driving the global economy and markets. Yet, with demand still hitting supply constraints, inflation in the US and around the world is touching its highest level in decades. As a result, the market began to price in a swift series of interest rate hikes by the Federal Reserve. Finally, Russia’s invasion of Ukraine exacerbated inflationary pressures, especially for oil, gas, and other commodities, and led to a fall in stock prices as fears of a potential global military conflict emerged.

The fixed-income markets faced their toughest period in close to 40 years due to the twin forces of higher inflation and rising interest rates. The US 10-year Treasury rate rose from 1.5% to over 2.3%, but the moves for debt maturing sooner were even more dramatic, with the 2-year Treasury yield rising from 0.3% to 2.3% over the past six months. This means that the value of bond portfolios has fallen. However, the upside is that as bonds mature and we reinvest at the new market rates, we’re now able to earn higher yields. Active management will be critical at a volatile time like this in the bond market.

Our portfolio managers are continuously monitoring the global supply chain, China’s zero-COVID policy, the situation in Ukraine, the rapid recovery of the US labor market, and a host of other factors driving the economy and the markets. As those drivers change, the portfolio managers are incorporating their updated views into our active positioning.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	This performance discussion is intended as a general market commentary. Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”) invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global

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Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

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Portfolio Manager Commentary (continued)

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen

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Portfolio Manager Commentary (continued)

average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Intercontinental Exchange Bank of America® (“ICE BofA”) 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives

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Disclosures and Risks (continued)

have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the

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Disclosures and Risks (continued)

returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large-capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in

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Disclosures and Risks (continued)

its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the US Congress consider changes in federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

(Disclosures and Risks continued on next page)

2022 Semi-Annual Report	9

Disclosures and Risks (continued)

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Emerging Markets Portfolio[1]	-6.01%	-7.88%	5.07%	3.21%	6.43%	12/15/1995
Emerging Markets Portfolio Class Z	-5.90%	-7.64%	5.35%	—	10.09%	1/15/2016
MSCI EM Index (net)	-8.20%	-11.37%	5.98%	3.36%	6.02%
Lipper Emerging Markets Funds Average	-11.47%	-14.43%	5.47%	3.55%	—

Short Duration Diversified Municipal Portfolio	-2.60%	-2.34%	0.71%	0.53%	2.19%	10/3/1994
Bloomberg 1-Year Municipal Bond Index	-1.62%	-1.51%	0.97%	0.83%	—
Lipper Short-Term Municipal Debt Funds Average	-2.19%	-2.04%	0.86%	0.74%	—

California Municipal Portfolio	-4.02%	-3.28%	1.56%	1.58%	3.85%	8/6/1990
Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%	1.48%	1.68%	—
Lipper California Intermediate Municipal Debt Funds Average	-4.97%	-4.24%	1.67%	1.98%	—

Diversified Municipal Portfolio	-4.12%	-3.27%	1.81%	1.75%	4.11%	1/9/1989
Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%	1.48%	1.68%	—
Lipper Intermediate Municipal Debt Funds Average	-4.98%	-3.89%	2.01%	2.07%	—

New York Municipal Portfolio	-3.95%	-3.11%	1.56%	1.62%	4.08%	1/9/1989
Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%	1.48%	1.68%	—
Lipper New York Intermediate Municipal Debt Funds Average	-5.07%	-4.16%	1.53%	1.67%	—

Intermediate Duration Portfolio	-6.23%	-4.44%	2.02%	2.46%	5.47%	1/17/1989
Bloomberg US Aggregate Bond Index	-5.92%	-4.15%	2.14%	2.24%	5.71%
Lipper Core Bond Funds Average	-6.11%	-4.32%	2.16%	2.29%	—

Short Duration Plus Portfolio	-2.98%	-3.05%	0.71%	0.59%	3.52%	12/12/1988
ICE BofA 1-3 Year US Treasury Index	-2.86%	-2.84%	1.08%	0.86%	—
Lipper Short-Term Investment Grade Debt Funds Average	-3.14%	-2.59%	1.48%	1.37%	—

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total operating expense ratios as 1.28% and 1.03%, for Bernstein Class and Class Z shares, respectively, for Emerging Markets Portfolio; and for the Bernstein Classes, as 0.48% for Short Duration Diversified Municipal Portfolio; 0.54% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.56% for Intermediate Duration Portfolio and 0.55% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

(Historical Performance continued on next page)

2022 Semi-Annual Report	11

Historical Performance (continued from previous page)

Emerging Markets—Bernstein Class Shares	Short Duration Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal
Growth of a $25,000 Investment in the Portfolio

Diversified Municipal
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2022.

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

New York Municipal	Intermediate Duration
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended March 31, 2022.

See Disclosures, Risks and Note About Historical Performance on pages 5–10.

2022 Semi-Annual Report	13

Expense Example—March 31, 2022 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2021	ENDING ACCOUNT VALUE MARCH 31, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$939.90	$6.19	1.28%
Hypothetical**	$1,000	$1,018.55	$6.44	1.28%
Class Z
Actual	$1,000	$941.00	$4.98	1.03%
Hypothetical**	$1,000	$1,019.80	$5.19	1.03%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$974.00	$1.82	0.37%
Hypothetical**	$1,000	$1,023.09	$1.87	0.37%

California Municipal Class Shares
Actual	$1,000	$959.80	$2.69	0.55%
Hypothetical**	$1,000	$1,022.19	$2.77	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$958.80	$2.25	0.46%
Hypothetical**	$1,000	$1,022.64	$2.32	0.46%

New York Municipal Class Shares
Actual	$1,000	$960.50	$2.59	0.53%
Hypothetical**	$1,000	$1,022.29	$2.67	0.53%

Intermediate Duration Class Shares
Actual	$1,000	$937.70	$2.71	0.56%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%

Short Duration Plus Class Shares
Actual	$1,000	$970.20	$2.21	0.45%
Hypothetical**	$1,000	$1,022.69	$2.27	0.45%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2022 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	24.7%
Information Technology	20.8%
Consumer Discretionary	17.2%
Materials	7.1%
Real Estate	6.9%
Utilities	6.4%
Communication Services	5.7%
Industrials	5.1%
Consumer Staples	2.4%
Health Care	2.1%
Energy	1.6%

1	All data are as of March 31, 2022. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 6.5% in MSCI EM Index and 1.8% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

2022 Semi-Annual Report	15

Portfolio Summary—March 31, 2022 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2022 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of March 31, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as, equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.3% in 24 different states, Guam and Puerto Rico.

3	“Other” represents less than 0.2% in 8 different states and American Samoa.

4	“Other” represents less than 2.1% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in 10 different states and American Samoa.

2022 Semi-Annual Report	17

Portfolio Summary—March 31, 2022 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of March 31, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Agencies and Governments—Sovereign Bonds.

18	Sanford C. Bernstein Fund, Inc.

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2022 Semi-Annual Report	19

Statement of Assets and Liabilities—March 31, 2022 (Unaudited)

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,332,893,105	$224,029,650	$1,253,192,499

Affiliated issuers	18,538,360	2,496,674	0

Foreign currencies, at value (a)	3,312,251	0	0

Cash	0	41	17,241,392

Cash collateral due from broker	50,000	46,370	3,790,954

Receivables:

Dividends and interest	4,285,794	2,445,810	16,080,211

Affiliated dividends	1,179	75	0

Foreign withholding tax reclaims	36,828	0	0

Investment securities sold and foreign currency transactions	3,143,206	4,177,260	0

Capital shares sold	297,617	31,000	2,093,983

Variation margin on centrally cleared swaps	0	2,555	112,011

Unrealized appreciation of forward currency exchange contracts	5,450,056	0	0

Unrealized appreciation of interest rate swaps	0	38,165	815,618

Total assets	1,368,008,396	233,267,600	1,293,326,668

LIABILITIES

Cash collateral due to broker	660,000	0	780,000

Payables:

Dividends to shareholders	0	46,455	631,511

Investment securities purchased and foreign currency transactions	12,979	11,730,581	26,767,019

Capital shares redeemed	598,210	1,338,335	1,830,598

Management fee	1,069,555	40,166	454,320

Custody and accounting fees payable	487,370	82,507	202,937

Shareholder servicing fee	239,475	20,156	97,584

Transfer Agent fee	34,273	3,128	5,602

Distribution fee	0	0	17,420

Foreign capital gains taxes	654	0	0

Accrued expenses	60,780	14,147	69,239

Unrealized depreciation of forward currency exchange contracts	1,828,821	0	0

Market value on credit default swaps (b)	0	0	1,101,705

Total liabilities	4,992,117	13,275,475	31,957,935

NET ASSETS	$1,363,016,279	$219,992,125	$1,261,368,733

Cost of investments

Unaffiliated issuers	$1,245,391,714	$229,336,187	$1,276,292,998

Affiliated issuers	18,538,360	2,496,674	0

NET ASSETS CONSIST OF:

Capital stock, at par	$47,541	$17,740	$90,706

Additional paid-in capital	1,238,190,299	226,215,030	1,277,008,374

Distributable earnings (accumulated loss)	124,778,439	(6,240,645)	(15,730,347)

	$1,363,016,279	$219,992,125	$1,261,368,733

(a) Cost: $3,304,575, $0 and $0, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $462,453, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

20	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$1,158,774,096	$219,992,125	$1,132,285,760

Shares of capital stock outstanding	40,423,040	17,740,061	81,423,899

Net asset value, offering and redemption price per share	$28.67	$12.40	$13.91

Class A Shares

Net Assets			$63,110,982

Shares of capital stock outstanding			4,537,990

Net asset value and redemption price per share			$13.91

Sales charge—3.00% of public offering price			0.43

Maximum offering price			$14.34

Class C Shares

Net Assets			$4,328,812

Shares of capital stock outstanding			311,316

Net asset value and offering price per share			$13.90

Advisor Class Shares

Net Assets			$61,643,179

Shares of capital stock outstanding			4,432,754

Net asset value and offering price per share			$13.91

Class Z Shares

Net Assets	$204,242,183

Shares of capital stock outstanding	7,118,396

Net asset value and offering price per share	$28.69

See Notes to Financial Statements.

2022 Semi-Annual Report	21

Statement of Assets and Liabilities—March 31, 2022 (Unaudited) (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS

Investments in securities, at value	$6,276,447,614	$1,612,608,554	$3,669,756,665

Foreign currencies, at value (a)	0	0	9,382,008

Cash	51,588,851	68,019,640	55,010,316

Cash collateral due from broker	15,137,651	2,970,287	16,971,357

Receivables:

Interest	69,572,343	18,601,657	17,381,586

Foreign withholding tax reclaims	0	0	67

Investment securities sold	435,000	1,457,817	88,380,447

Capital shares sold	11,381,027	946,374	3,293,748

Variation margin on futures	0	0	2,915,094

Variation margin on centrally cleared swaps	0	0	61,892

Unrealized appreciation of interest rate swaps	3,761,254	1,117,321	0

Unrealized appreciation of forward currency exchange contracts	0	0	3,670,503

Total assets	6,428,323,740	1,705,721,650	3,866,823,683

LIABILITIES

Cash collateral due to broker	4,130,000	1,320,000	0

Payables:

Dividends to shareholders	3,650,322	918,585	1,145,432

Investment securities purchased	108,301,488	5,704,123	293,559,769

Capital shares redeemed	18,228,521	2,208,491	2,791,697

Management fee	1,880,208	588,794	1,324,346

Shareholder servicing fee	435,709	130,525	305,235

Foreign capital gains taxes	0	0	167,436

Distribution fee	77,781	28,833	153

Transfer Agent fee	49,897	4,978	26,028

Variation margin on centrally cleared swaps	41,608	19,088	0

Accrued expenses	486,416	282,563	430,345

Market value on credit default swaps (b)	4,605,967	1,538,428	12,178,909

Unrealized depreciation of forward currency exchange contracts	0	0	5,886,423

Total liabilities	141,887,917	12,744,408	317,815,773

NET ASSETS	$6,286,435,823	$1,692,977,242	$3,549,007,910

Cost of investments	$6,351,188,179	$1,635,497,686	$3,809,291,175

NET ASSETS CONSIST OF:

Capital stock, at par	$446,768	$124,766	$285,276

Additional paid-in capital	6,320,776,055	1,718,320,874	3,758,707,564

Accumulated loss	(34,787,000)	(25,468,398)	(209,984,930)

	$6,286,435,823	$1,692,977,242	$3,549,007,910

(a) Cost: $0, $0 and $9,412,463, respectively. (Note 1)

(b) Net premiums received of $1,905,652, $636,523 and $4,795,408, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class Shares

Net Assets	$5,030,540,091	$1,518,815,263	$3,548,294,733

Shares of capital stock outstanding	357,529,683	111,925,828	285,218,872

Net asset value, offering and redemption price per share	$14.07	$13.57	$12.44

Class A Shares

Net Assets	$287,639,904	$103,341,643	$693,246

Shares of capital stock outstanding	20,428,412	7,618,081	55,654

Net asset value and redemption price per share	$14.08	$13.57	$12.46

Sales charge—3.00% for Diversified Municipal Portfolio and New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio of public offering price	0.44	0.42	0.55

Maximum offering price	$14.52	$13.99	$13.01

Class C Shares

Net Assets	$15,738,811	$7,316,779

Shares of capital stock outstanding	1,118,183	539,365

Net asset value and offering price per share	$14.08	$13.57

Advisor Class Shares

Net Assets	$448,057,048	$63,503,557	$10,595

Shares of capital stock outstanding	31,865,499	4,682,374	851.00

Net asset value and offering price per share	$14.06	$13.56	$12.45

Class Z Shares

Net Assets	$504,459,969		$9,336

Shares of capital stock outstanding	35,826,091		750.00

Net asset value and offering price per share	$14.08		$12.45

See Notes to Financial Statements.

2022 Semi-Annual Report	23

Statement of Assets and Liabilities—March 31, 2022 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS

Investments in securities, at value	$229,262,619

Cash	5,530,233

Cash collateral due from broker	1,056,754

Receivables:

Interest	220,674

Investment securities sold	592,100

Capital shares sold	81,885

Variation margin on futures	161,014

Unrealized appreciation of forward currency exchange contracts	56,109

Total assets	236,961,388

LIABILITIES

Payables:

Dividends to shareholders	26,351

Investment securities purchased	821,726

Capital shares redeemed	843,235

Management fee	48,079

Shareholder servicing fee	18,721

Variation margin on centrally cleared swaps	10,698

Transfer Agent fee	4,902

Distribution fee	4,122

Accrued expenses	145,352

Market value on credit default swaps (a)	622,127

Total liabilities	2,545,313

NET ASSETS	$234,416,075

Cost of investments	$233,805,362

NET ASSETS CONSIST OF:

Capital stock, at par	$20,739

Additional paid-in capital	253,421,321

Accumulated loss	(19,025,985)

$234,416,075

(a) Net premiums received of $228,900.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares

Net Assets	$217,830,526

Shares of capital stock outstanding	19,272,700

Net asset value, offering and redemption price per share	$11.30

Class A Shares

Net Assets	$15,621,477

Shares of capital stock outstanding	1,381,233

Net asset value and redemption price per share	$11.31

Sales charge—2.25% of public offering price	0.26

Maximum offering price	$11.57

Class C Shares

Net Assets	$964,072

Shares of capital stock outstanding	85,429

Net asset value and offering price per share	$11.29

See Notes to Financial Statements.

2022 Semi-Annual Report	25

Statement of Operations—for the six months ended March 31, 2022 (Unaudited)

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$1,325,251	$14,355,188

Dividends

Unaffiliated issuers (a)	10,022,407	0	0

Affiliated issuers	2,015	399	0

Non-Cash Dividend Income	1,649,743	0	0

Total income	11,674,165	1,325,650	14,355,188

Expenses:

Management fee (see Note 2A)	6,765,265	410,253	2,795,346

Shareholder servicing fee (see Note 2B)	1,510,524	136,751	601,134

Custody and accounting fees	288,445	32,798	89,972

Transfer Agent fee—Non-Retail Class	124,282	10,157	13,988

Transfer Agent fee—Class A	0	0	10,380

Transfer Agent fee—Class C	0	0	723

Transfer Agent fee—Advisor Class	0	0	12,057

Transfer Agent fee—Class Z	21,645	0	0

Distribution fees—Class A	0	0	87,409

Distribution fees—Class C	0	0	23,895

Directors’ fees and expenses	29,609	5,599	27,536

Auditing and tax fees	22,081	4,187	22,414

Legal fees	20,060	3,846	20,072

Registration fees	17,753	15,136	14,442

Printing fees	21,120	6,641	16,469

Miscellaneous	35,617	14,791	34,997

Total expenses	8,856,401	640,159	3,770,834

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(5,920)	(138,772)	0

Net expenses	8,850,481	501,387	3,770,834

Net investment income	2,823,684	824,263	10,584,354

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	40,539,820	(52,285)	1,564,867

Forward currency exchange contracts	2,598,371	0	0

Futures	0	0	0

Swaps	0	(41,955)	(1,930,344)

Foreign currency transactions	(899,268)	0	0

Net realized gain (loss) on investment and foreign currency transactions	42,238,923	(94,240)	(365,477)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(135,281,448)	(7,625,496)	(72,088,173)

Forward currency exchange contracts	3,905,173	0	0

Futures	0	0	0

Swaps	0	181,752	7,578,917

Foreign currency denominated assets and liabilities	(21,171)	0	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(131,397,446)	(7,443,744)	(64,509,256)

Net realized and unrealized loss on investment and foreign currency transactions	(89,158,523)	(7,537,984)	(64,874,733)

Net decrease in net assets resulting from operations	$(86,334,839)	$(6,713,721)	$(54,290,379)

(a) Net of foreign withholding taxes of $1,959,872, $0, $0, $0, $0 and $0 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(b) Net of foreign realized capital gains taxes of $129,272, $0, $0, $0, $0 and $0 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(c) Net of (increase) decrease in accrued foreign capital gains taxes on unrealized gains of $1,397,101, $0, $0, $0, $0 and $2,884 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

See Notes to Financial Statements.

26	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$74,309,371	$20,400,304	$36,087,604

0	0	0

0	0	0

0	0	0

74,309,371	20,400,304	36,087,604

11,400,228	3,582,191	8,134,989

2,668,202	795,027	1,877,483

132,754	92,197	132,480

63,252	19,540	98,885

51,097	20,580	9,363

2,714	1,609	0

72,560	12,580	132

51,763	0	6

415,372	138,943	1,080

85,338	41,626	0

135,056	36,029	76,729

95,938	28,063	55,665

78,705	25,185	46,112

82,758	25,231	38,455

40,781	19,462	26,439

58,826	34,635	60,529

15,435,344	4,872,898	10,558,347

0	0	(16,957)

15,435,344	4,872,898	10,541,390

58,874,027	15,527,406	25,546,214

(1,616,459)	155,173	(10,716,887)

0	0	(121,103)

0	0	(25,037,711)

(5,421,784)	(4,339,228)	(7,267,171)

0	0	2,856,500

(7,038,243)	(4,184,055)	(40,286,372)

(361,765,577)	(92,687,503)	(218,622,219)

0	0	(2,120,146)

0	0	(13,373,932)

32,640,151	10,590,627	11,340,272

0	0	(34,666)

(329,125,426)	(82,096,876)	(222,810,691)

(336,163,669)	(86,280,931)	(263,097,063)

$(277,289,642)	$(70,753,525)	$(237,550,849)

2022 Semi-Annual Report	27

Statement of Operations—for the six months ended March 31, 2022 (Unaudited) (continued)

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$1,060,031

Total income	1,060,031

Expenses:

Management fee (see Note 2A)	422,811

Shareholder servicing fee (see Note 2B)	112,597

Custody and accounting fees	47,874

Transfer Agent fee—Non-Retail Class	9,947

Transfer Agent fee—Class A	16,579

Transfer Agent fee—Class C	1,092

Distribution fees—Class A	19,292

Distribution fees—Class C	4,891

Registration fees	27,872

Printing fees	16,250

Auditing and tax fees	6,566

Directors’ fees and expenses	4,885

Legal fees	3,278

Miscellaneous	15,359

Total expenses	709,293

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2D)	(131,333)

Net expenses	577,960

Net investment income	482,071

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized loss on:

Investment transactions	(524,434)

Futures	(1,718,593)

Swaps	(334,879)

Foreign currency transactions	(3,206)

Net realized loss on investment and foreign currency transactions	(2,581,112)

Net change in unrealized appreciation/depreciation of:

Investments	(4,542,457)

Forward currency exchange contracts	56,109

Futures	(1,352,385)

Swaps	748,057

Net change in unrealized appreciation/depreciation of investments	(5,090,676)

Net realized and unrealized loss on investment and foreign currency transactions	(7,671,788)

Net decrease in net assets resulting from operations	$(7,189,717)

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

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2022 Semi-Annual Report	29

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$2,823,684	$22,729,835	$824,263	$1,936,455

Net realized gain (loss) on investment and foreign currency transactions	42,238,923	161,549,002	(94,240)	141,350

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(131,397,446)	125,486,963	(7,443,744)	(137,483)

Net increase (decrease) in net assets resulting from operations	(86,334,839)	309,765,800	(6,713,721)	1,940,322

Distributions to shareholders (a)	(127,708,313)	(25,337,814)	(817,787)	(1,934,942)

Capital-share transactions:

Net proceeds from sales of shares	62,421,742	82,969,030	78,579,401	192,716,676

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	120,829,789	21,480,145	706,996	1,743,346

Total proceeds from shares sold	183,251,531	104,449,175	79,286,397	194,460,022

Cost of shares redeemed	(51,380,818)	(181,847,829)	(133,904,502)	(122,468,926)

Net increase (decrease) in net assets from capital-share transactions	131,870,713	(77,398,654)	(54,618,105)	71,991,096

Net increase (decrease) in net assets	(82,172,439)	207,029,332	(62,149,613)	71,996,476

NET ASSETS:

Beginning of period	1,445,188,718	1,238,159,386	282,141,738	210,145,262

End of period	$1,363,016,279	$1,445,188,718	$219,992,125	$282,141,738

(a) See page 33 for share class information on dividend distributions for the Emerging Markets, California Municipal, Diversified Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

$10,584,354	$23,243,006	$58,874,027	$122,937,403	$15,527,406	$33,473,749

(365,477)	10,017,390	(7,038,243)	25,532,577	(4,184,055)	3,330,397

(64,509,256)	(3,211,963)	(329,125,426)	26,639,009	(82,096,876)	23,923,283

(54,290,379)	30,048,433	(277,289,642)	175,108,989	(70,753,525)	60,727,429

(9,916,768)	(23,005,036)	(56,618,648)	(121,690,545)	(15,106,880)	(33,128,293)

152,776,972	351,799,964	673,822,462	1,559,834,308	112,105,980	305,015,834

7,331,101	17,652,625	42,354,117	93,318,204	11,555,727	25,604,257

160,108,073	369,452,589	716,176,579	1,653,152,512	123,661,707	330,620,091

(227,023,749)	(376,795,028)	(816,580,936)	(1,214,382,457)	(144,670,862)	(346,489,408)

(66,915,676)	(7,342,439)	(100,404,357)	438,770,055	(21,009,155)	(15,869,317)

(131,122,823)	(299,042)	(434,312,647)	492,188,499	(106,869,560)	11,729,819

1,392,491,556	1,392,790,598	6,720,748,470	6,228,559,971	1,799,846,802	1,788,116,983

$1,261,368,733	$1,392,491,556	$6,286,435,823	$6,720,748,470	$1,692,977,242	$1,799,846,802

2022 Semi-Annual Report	31

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$25,546,214	$68,989,470	$482,071	$2,314,228

Net realized gain (loss) on investment and foreign currency transactions	(40,286,372)	28,777,985	(2,581,112)	(990,257)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(222,810,691)	(106,481,497)	(5,090,676)	(1,490,852)

Net decrease in net assets resulting from operations	(237,550,849)	(8,714,042)	(7,189,717)	(166,881)

Distributions to shareholders (a)	(63,352,632)	(136,409,405)	(454,241)	(2,361,508)

Capital-share transactions:

Net proceeds from sales of shares	240,218,038	767,794,097	43,062,982	94,214,859

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	56,462,039	120,165,390	401,171	2,099,953

Total proceeds from shares sold	296,680,077	887,959,487	43,464,153	96,314,812

Cost of shares redeemed	(294,266,061)	(592,989,249)	(63,504,857)	(77,580,243)

Net increase (decrease) in net assets from capital-share transactions	2,414,016	294,970,238	(20,040,704)	18,734,569

Net increase (decrease) in net assets	(298,489,465)	149,846,791	(27,684,662)	16,206,180

NET ASSETS:

Beginning of period	3,847,497,375	3,697,650,584	262,100,737	245,894,557

End of period	$3,549,007,910	$3,847,497,375	$234,416,075	$262,100,737

(a) See page 34 for share class information on dividend distributions for the Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Emerging Markets Class	$(107,857,795)	$(21,155,097)

Class Z	(19,850,518)	(4,182,717)

	$(127,708,313)	$(25,337,814)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Municipal Class	$(8,838,187)	$(20,551,446)	$(45,396,592)	$(98,560,802)

Class A	(448,507)	(1,218,820)	(2,515,992)	(5,318,015)

Class C	(12,732)	(42,371)	(65,240)	(267,652)

Advisor Class	(617,342)	(1,192,399)	(4,152,978)	(8,070,840)

Class Z	0	0	(4,487,846)	(9,473,236)

	$(9,916,768)	$(23,005,036)	$(56,618,648)	$(121,690,545)

	NEW YORK MUNICIPAL PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Municipal Class	$(13,627,142)	$(29,883,364)

Class A	(845,692)	(1,927,269)

Class C	(32,003)	(137,544)

Advisor Class	(602,043)	(1,180,116)

	$(15,106,880)	$(33,128,293)

See Notes to Financial Statements.

2022 Semi-Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Intermediate Duration Portfolio	$(63,340,670)	$(136,374,393)

Class A	(11,613)	(34,295)

Advisor Class	(183)	(353)

Class Z	(166)	(364)

	$(63,352,632)	$(136,409,405)

	SHORT DURATION PLUS PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Short Duration Plus Class	$(453,250)	$(2,283,865)

Class A	(924)	(71,620)

Class C	(67)	(6,023)

	$(454,241)	$(2,361,508)

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$33.43	$27.17	$26.03	$28.39	$31.25	$26.21

Income from investment operations:

Investment income, net (a)(b)	0.06	0.50	0.32	0.51	0.28	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.88)	6.32	1.26	(0.95)	(2.90)	5.00

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)

Total from investment operations	(1.82)	6.82	1.58	(0.44)	(2.62)	5.19

Less dividends and distributions:

Dividends from net investment income	(0.66)	(0.56)	(0.44)	(0.33)	(0.17)	(0.15)

Distributions from net realized gain on investment transactions	(2.28)	0	0	(1.59)	(0.07)	0

Total dividends and distributions	(2.94)	(0.56)	(0.44)	(1.92)	(0.24)	(0.15)

Net asset value, end of period	$28.67	$33.43	$27.17	$26.03	$28.39	$31.25

Total return (d)(e)	(6.01)%	25.20%	6.04%	(0.91)%	(8.46)% (f)	19.96%	(f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,158,774	$1,225,396	$1,056,249	$1,120,427	$1,174,312	$1,308,216

Average net assets (000 omitted)	$1,211,739	$1,252,078	$1,085,654	$1,123,274	$1,316,137	$1,233,869

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.28% (g)	1.28%	1.29%	1.30%	1.33%	1.46%

Expenses, before waivers/reimbursements	1.28% (g)	1.28%	1.30%	1.30%	1.33%	1.48%

Net investment income (b)	0.36% (g)	1.50%	1.22%	1.96%	0.86%	0.69%

Portfolio turnover rate	32%	68%	85%	92%	65%	63%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2022 Semi-Annual Report	35

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO CLASS Z

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$33.50	$27.22	$26.08	$28.43	$31.32	$26.27

Income From Investment Operations

Net investment income (a)(b)	.09	.59	.39	.57	.37	.26

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.87)	6.32	1.26	(.93)	(2.92)	5.01

Contributions from affiliates	0	0	.00 (c)	.00 (c)	.00 (c)	.00	(c)

Total from investment operations	(1.78)	6.91	1.65	(.36)	(2.55)	5.27

Less dividends and distributions:

Dividends from net investment income	(.75)	(.63)	(.51)	(.40)	(.27)	(.22)

Distributions from net realized gain on investment transactions	(2.28)	0	0	(1.59)	(.07)	0

Total dividends and distributions	(3.03)	(.63)	(.51)	(1.99)	(.34)	(.22)

Net asset value, end of period	$28.69	$33.50	$27.22	$26.08	$28.43	$31.32

Total return

Total investment return based on net asset value (d)(e)	(5.90)%	25.56%	6.33%	(.66)%	(8.26)% (f)	20.28%	(f)

RATIO/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$204,242	$219,793	$181,910	$176,887	$177,907	$177,853

Average net assets (000 omitted)	$216,440	$220,989	$178,143	$175,583	$189,542	$137,242

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03% (g)	1.03%	1.04%	1.04%	1.07%	1.21%

Expenses, before waivers/reimbursements	1.03% (g)	1.03%	1.04%	1.04%	1.08%	1.24%

Net investment income (b)	.61% (g)	1.76%	1.50%	2.21%	1.16%	.94%

Portfolio turnover rate	32%	68%	85%	92%	65%	63%

See Footnote Summary on page 43.

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)		YEAR ENDED 9/30/21		YEAR ENDED 9/30/20		YEAR ENDED 9/30/19		YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.77		$12.76		$12.63		$12.50		$12.60	$12.60

Income from investment operations

Investment income, net (a)	0.04	(b)	0.10	(b)	0.14	(b)	0.17	(b)	0.12 (b)	0.06

Net realized and unrealized gain (loss) on investment transactions	(0.37)		0.02		0.14		0.13		(0.10)	0.01

Total from investment operations	(0.33)		0.12		0.28		0.30		0.02	0.07

Less: Dividends

Dividends from net investment income	(0.04)		(0.11)		(0.15)		(0.17)		(0.12)	(0.06)

Distributions from net realized gain on investment transactions	0		0		0		0		0	(0.01)

Total dividends and distributions	(0.04)		(0.11)		(0.15)		(0.17)		(0.12)	(0.07)

Net asset value, end of period	$12.40		$12.77		$12.76		$12.63		$12.50	$12.60

Total return (d)	(2.60)%		0.91%		2.20%		2.41%		0.18%	0.58%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$219,992		$282,142		$210,145		$191,091		$188,148	$203,306

Average net assets (000 omitted)	$274,253		$238,495		$205,125		$186,888		$199,804	$169,137

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (h)	0.37%	(g)	0.39%		0.48%		0.50%		0.52%	0.61%

Expenses, before waivers/reimbursements (h)	0.47%	(g)	0.48%		0.49%		0.50%		0.52%	0.61%

Net investment income	0.60%	(b)(g)	0.81%	(b)	1.13%	(b)	1.34%	(b)	0.97% (b)	0.52%

Portfolio turnover rate	15%		35%		45%		57%		58%	44%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2022 Semi-Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.60	$14.52	$14.44	$13.99	$14.32	$14.59

Income from investment operations:

Investment income, net (a)	0.11	0.24	0.29	0.31	0.31	0.30

Net realized and unrealized gain (loss) on investment transactions	(0.70)	0.08	0.08	0.45	(0.33)	(0.27)

Total from investment operations	(0.59)	0.32	0.37	0.76	(0.02)	0.03

Less dividends:

Dividends from net investment income	(0.10)	(0.24)	(0.29)	(0.31)	(0.31)	(0.30)

Net asset value, end of period	$13.91	$14.60	$14.52	$14.44	$13.99	$14.32

Total return (d)	(4.02)%	2.21%	2.59%	5.50%	(0.13)%	0.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,132,286	$1,228,752	$1,243,747	$1,212,947	$1,189,754	$1,150,520

Average net assets (000 omitted)	$1,205,572	$1,252,402	$1,222,654	$1,181,680	$1,177,686	$1,118,392

Ratio to average net assets of:

Expenses	0.55% (g)	0.54%	0.55%	0.55%	0.55%	0.57%

Net investment income	1.57% (g)	1.66%	1.98%	2.17%	2.19%	2.10%

Portfolio turnover rate	9%	27%	16%	24%	38%	17%

See Footnote Summary on page 43.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.80	$14.67	$14.57	$14.05	$14.43	$14.67

Income from investment operations:

Investment income, net (a)	0.13	0.28	0.33	0.34	0.31	0.29

Net realized and unrealized gain (loss) on investment transactions	(0.74)	0.13	0.10	0.52	(0.38)	(0.24)

Total from investment operations	(0.61)	0.41	0.43	0.86	(0.07)	0.05

Less dividends:

Dividends from net investment income	(0.12)	(0.28)	(0.33)	(0.34)	(0.31)	(0.29)

Net asset value, end of period	$14.07	$14.80	$14.67	$14.57	$14.05	$14.43

Total return (d)	(4.12)%	2.79%	2.99%	6.21%	(0.45)%	0.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$5,030,540	$5,390,502	$5,035,751	$4,989,558	$5,479,314	$5,377,573

Average net assets (000 omitted)	$5,351,065	$5,276,753	$5,013,687	$5,238,466	$5,511,547	$5,274,036

Ratio to average net assets of:

Expenses	0.46% (g)	0.47%	0.47%	0.47%	0.46%	0.49%

Net investment income	1.77% (g)	1.89%	2.26%	2.38%	2.20%	2.02%

Portfolio turnover rate	6%	22%	20%	22%	23%	25%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2022 Semi-Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$14.25	$14.04	$14.18	$13.68	$14.07	$14.34

Income from investment operations:

Investment income, net (a)	0.12	0.27	0.30	0.32	0.31	0.30

Net realized and unrealized gain (loss) on investment transactions	(0.68)	0.20	(0.13)	0.50	(0.39)	(0.27)

Contributions from affiliates	0	0	0	0	0.00 (c)	0

Total from investment operations	(0.56)	0.47	0.17	0.82	(0.08)	0.03

Less dividends:

Dividends from net investment income	(0.12)	(0.26)	(0.31)	(0.32)	(0.31)	(0.30)

Net asset value, end of period	$13.57	$14.25	$14.04	$14.18	$13.68	$14.07

Total return (d)	(3.95)%	3.38%	1.22%	6.03%	(0.57)%	0.29%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,518,814	$1,606,925	$1,585,884	$1,629,139	$1,631,011	$1,595,536

Average net assets (000 omitted)	$1,594,422	$1,623,786	$1,599,889	$1,619,580	$1,621,380	$1,557,199

Ratio to average net assets of:

Expenses	0.53% (g)	0.53%	0.54%	0.53%	0.53%	0.56%

Net investment income	1.76% (g)	1.86%	2.17%	2.27%	2.23%	2.12%

Portfolio turnover rate	7%	18%	18%	18%	23%	23%

See Footnote Summary on page 43.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$13.49	$14.02	$13.54	$12.76	$13.23	$13.63

Income from investment operations:

Investment income, net (a)	0.09	0.25	0.35	0.38	0.30	0.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.92)	(0.28)	0.51	0.83	(0.45)	(0.21)

Contributions from affiliates	0	0	0	0.00 (c)	0	0.00 (c)

Total from investment operations	(0.83)	(0.03)	0.86	1.21	(0.15)	0.09

Less dividends and distributions:

Dividends from net investment income	(0.09)	(0.26)	(0.38)	(0.43)	(0.32)	(0.34)

Distributions from net realized gain on investment transactions	(0.13)	(0.24)	0	0	0	(0.15)

Total dividends and distributions	(0.22)	(0.50)	(0.38)	(0.43)	(0.32)	(0.49)

Net asset value, end of period	$12.44	$13.49	$14.02	$13.54	$12.76	$13.23

Total return (d)	(6.23)%	(0.23)%	6.35%	9.70%	(1.14)%	0.71%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,548,295	$3,845,735	$3,696,937	$3,416,459	$3,291,645	$3,363,353

Average net assets (000 omitted)	$3,765,282	$3,818,467	$3,503,078	$3,289,133	$3,339,472	$3,350,914

Ratio to average net assets of:

Expenses	0.56% (g)	0.56%	0.57%	0.57%	0.57%	0.59%

Net investment income	1.36% (g)	1.81%	2.54%	2.95%	2.34%	2.27%

Portfolio turnover rate (i)	60%	123%	72%	62%	201%	230%

See Footnote Summary on page 43.

See Notes to Financial Statements.

2022 Semi-Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)		YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.67		$11.78	$11.74	$11.53	$11.68	$11.75

Income from investment operations:

Investment income, net (a)(b)	0.02		0.11	0.17	0.22	0.15	0.09

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.37)		(0.11)	0.06	0.23	(0.13)	(0.05)

Contributions from affiliates	0		0	0	0	0	0.00	(c)

Total from investment operations	(0.35)		0	0.23	0.45	0.02	0.04

Less dividends:

Dividends from net investment income	(0.02)		(0.11)	(0.19)	(0.24)	(0.17)	(0.11)

Net asset value, end of period	$11.30		$11.67	$11.78	$11.74	$11.53	$11.68

Total return (d)(e)	(2.98)%		0.01%	1.97%	3.96%	0.18%	0.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$217,831		$245,285	$225,045	$229,120	$188,523	$224,323

Average net assets (000 omitted)	$225,813		$245,228	$223,901	$213,653	$207,677	$266,909

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.45%	(g)	0.46%	0.56%	0.56%	0.60%	0.66%

Expenses, before waivers/reimbursements	0.55%	(g)	0.55%	0.56%	0.56%	0.60%	0.66%

Net investment income (b)	0.43%	(g)	0.91%	1.48%	1.93%	1.30%	0.75%

Portfolio turnover rate	15%		75%	50%	39%	85% (i)	64%	(i)

See Footnote Summary on page 43.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2020 and September 30, 2018 by 0.32% and 0.03%, respectively, and the Short Duration Plus Portfolio for the year ended September 30, 2017 by 0.11%.
(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(g)	Annualized.
(h)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

(i) The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2022 Semi-Annual Report	43

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

EMERGING MARKETS PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign

44	Sanford C. Bernstein Fund, Inc.

securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are

2022 Semi-Annual Report	45

Notes to Financial Statements (continued)

generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2022:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Financials	$61,543,222	$267,532,487		$0	(a)	$329,075,709

Information Technology	13,283,724	224,520,062		0		237,803,786

Consumer Discretionary	62,575,796	159,840,747		0		222,416,543

Materials	56,760,669	38,061,741		0		94,822,410

Utilities	21,201,974	64,026,934		0		85,228,908

Real Estate	11,139,224	73,966,575		0		85,105,799

Communication Services	0	75,999,068		0		75,999,068

Industrials	16,890,845	51,277,170		0	(a)	68,168,015

Consumer Staples	17,576,590	14,934,919		0	(a)	32,511,509

Health Care	13,561,571	13,710,040		0		27,271,611

Energy	6,424,513	14,924,028		1	(a)	21,348,542

Equity Linked Notes	0	53,141,205		0		53,141,205

Short-Term Investments	18,538,360	0		0		18,538,360

Total Investments in Securities	299,496,488	1,051,934,976	(b)	1	(a)	1,351,431,465

46	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	$0	$5,450,056	$0		$5,450,056

Liabilities:

Forward Currency Exchange Contracts	0	(1,828,821)	0		(1,828,821)

Total	$299,496,488	$1,055,556,211	$1	(a)	$1,355,052,700

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$204,692,500	$0		$204,692,500

Short-Term Municipal Notes	0	16,094,220	0		16,094,220

Corporates—Investment Grade	0	2,947,550	0		2,947,550

Corporates—Non-Investment Grade	0	295,380	0		295,380

Short-Term Investments	2,496,674	0	0		2,496,674

Total Investments in Securities	2,496,674	224,029,650	0		226,526,324

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	697,691	0		697,691	(d)

Centrally Cleared Interest Rate Swaps	0	13,330	0		13,330	(d)

Interest Rate Swaps	0	38,165	0		38,165

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(262,302)	0		(262,302	)(d)

Total	$2,496,674	$224,516,534	$0		$227,013,208

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,105,107,680	$0	(a)	$1,105,107,680

Short-Term Municipal Notes	0	129,368,970	0		129,368,970

Commercial Mortgage-Backed Securities	0	15,072,152	0		15,072,152

Governments—Treasuries	0	2,376,791	0		2,376,791

Collateralized Mortgage Obligations	0	1,266,906	0		1,266,906

Total Investments in Securities	0	1,253,192,499	0	(a)	1,253,192,499

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	11,976,772	0		11,976,772	(d)

Centrally Cleared Interest Rate Swaps	0	8,097,153	0		8,097,153	(d)

Interest Rate Swaps	0	815,618	0		815,618

Liabilities:

Centrally Cleared Credit Default Swaps	0	(1,471,548)	0		(1,471,548	)(d)

Centrally Cleared Inflation (CPI) Swaps	0	(3,200,686)	0		(3,200,686	)(d)

Centrally Cleared Interest Rate Swaps	0	(2,331,648)	0		(2,331,648	)(d)

Credit Default Swaps	0	(1,101,705)	0		(1,101,705)

Total	$0	$1,265,976,455	$0	(a)	$1,265,976,455

2022 Semi-Annual Report	47

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$5,643,797,743	$0	$5,643,797,743

Short-Term Municipal Notes	0	512,450,333	0	512,450,333

Corporates—Investment Grade	0	63,998,982	0	63,998,982

Commercial Mortgage-Backed Securities	0	28,339,743	0	28,339,743

Corporates—Non-Investment Grade	0	19,827,767	0	19,827,767

Collateralized Mortgage Obligations	0	8,033,046	0	8,033,046

Total Investments in Securities	0	6,276,447,614	0	6,276,447,614

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	55,066,780	0	55,066,780	(d)

Centrally Cleared Interest Rate Swaps	0	31,405,282	0	31,405,282	(d)

Interest Rate Swaps	0	3,761,254	0	3,761,254

Liabilities:

Centrally Cleared Credit Default Swaps	0	(2,167,946)	0	(2,167,946	)(d)

Centrally Cleared Inflation (CPI) Swaps	0	(14,631,297)	0	(14,631,297	)(d)

Centrally Cleared Interest Rate Swaps	0	(6,816,956)	0	(6,816,956	)(d)

Credit Default Swaps	0	(4,605,967)	0	(4,605,967)

Total	$0	$6,338,458,764	$0	$6,338,458,764

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,510,916,753	$0	$1,510,916,753

Short-Term Municipal Notes	0	96,689,560	0	96,689,560

Collateralized Mortgage Obligations	0	2,538,861	0	2,538,861

Governments—Treasuries	0	2,408,198	0	2,408,198

Commercial Mortgage-Backed Securities	0	55,182	0	55,182

Total Investments in Securities	0	1,612,608,554	0	1,612,608,554

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	15,613,489	0	15,613,489	(d)

Centrally Cleared Interest Rate Swaps	0	8,900,073	0	8,900,073	(d)

Interest Rate Swaps	0	1,117,321	0	1,117,321

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(4,129,908)	0	(4,129,908	)(d)

Centrally Cleared Interest Rate Swaps	0	(2,014,849)	0	(2,014,849	)(d)

Credit Default Swaps	0	(1,538,428)	0	(1,538,428)

Total	$0	$1,630,556,252	$0	$1,630,556,252

48	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$1,457,503,147	$0	$1,457,503,147

Corporates—Investment Grade	0	835,041,472	0	835,041,472

Mortgage Pass-Throughs	0	407,595,829	0	407,595,829

Collateralized Mortgage Obligations	0	257,375,632	0	257,375,632

Commercial Mortgage-Backed Securities	0	160,936,874	7,396,265	168,333,139

Asset-Backed Securities	0	146,896,216	3,404,244	150,300,460

Collateralized Loan Obligations	0	90,033,867	0	90,033,867

Corporates—Non-Investment Grade	0	75,042,809	0	75,042,809

Local Governments—US Municipal Bonds	0	34,782,711	0	34,782,711

Emerging Markets—Corporate Bonds	0	22,408,748	0	22,408,748

Quasi-Sovereigns	0	12,635,716	0	12,635,716

Emerging Markets—Sovereigns	0	11,131,577	0	11,131,577

Common Stocks	0	0	9,953,656	9,953,656

Governments—Sovereign Bonds	0	8,378,098	0	8,378,098

Agencies	0	6,193,278	0	6,193,278
Short-Term Investments:

Governments—Treasuries	0	77,247,810	0	77,247,810

U.S. Treasury Bills	0	45,798,716	0	45,798,716

Total Investments in Securities	0	3,649,002,500	20,754,165	3,669,756,665

Other Financial Instruments (c):

Assets:

Futures	746,801	0	0	746,801	(d)

Forward Currency Exchange Contracts	0	3,670,503	0	3,670,503

Centrally Cleared Interest Rate Swaps	0	806,853	0	806,853	(d)

Liabilities:

Futures	(18,021,898)	0	0	(18,021,898	)(d)

Forward Currency Exchange Contracts	0	(5,886,423)	0	(5,886,423)

Centrally Cleared Credit Default Swaps	0	(4,592,400)	0	(4,592,400	)(d)

Credit Default Swaps	0	(12,178,909)	0	(12,178,909)

Total	$(17,275,097)	$3,630,822,124	$20,754,165	$3,634,301,192

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$142,652,858	$0	$142,652,858

Corporates—Investment Grade	0	18,997,007	0	18,997,007

Asset-Backed Securities	0	17,673,493	0	17,673,493

Commercial Mortgage-Backed Securities	0	15,041,575	438,278	15,479,853

Collateralized Mortgage Obligations	0	12,903,543	0	12,903,543

Collateralized Loan Obligations	0	4,529,428	0	4,529,428

Agencies	0	3,959,206	0	3,959,206

Mortgage Pass-Throughs	0	1,926,429	0	1,926,429

Local Governments—US Municipal Bonds	0	1,663,028	0	1,663,028

2022 Semi-Annual Report	49

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Quasi-Sovereigns	$0	$509,777	$0	$509,777

Short-Term Investments:

Investment Companies	0	6,397,095	0	6,397,095

U.S. Treasury Bills	0	2,570,902	0	2,570,902

Total Investments in Securities	0	228,824,341	438,278	229,262,619

Other Financial Instruments (c):

Assets:

Futures	26,001	0	0	26,001	(d)

Forward Currency Exchange Contracts	0	56,109	0	56,109

Centrally Cleared Interest Rate Swaps	0	161,942	0	161,942	(d)

Liabilities:

Futures	(1,420,910)	0	0	(1,420,910	)(d)

Centrally Cleared Credit Default Swaps	0	(109,129)	0	(109,129	)(d)

Credit Default Swaps	0	(622,127)	0	(622,127)

Total	$(1,394,909)	$228,311,136	$438,278	$227,354,505

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

50	Sanford C. Bernstein Fund, Inc.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2022 Semi-Annual Report	51

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%

				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%

		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%

				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the six months ended March 31, 2022, such reimbursements/waivers amounted to $16,957. The Expense Caps may not be terminated by the Adviser before January 28, 2023.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio, except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net

52	Sanford C. Bernstein Fund, Inc.

assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Diversified Municipal Portfolio and the Short Duration Plus Portfolio. For the six months ended March 31, 2022, such waiver amounted to:

PORTFOLIO	AMOUNT
Short Duration Diversified Municipal	$136,751

Short Duration Plus	112,598

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the six months ended March 31, 2022, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $21,585.00; California Municipal Portfolio, $8,870.00; Diversified Municipal Portfolio, $79,377.00; New York Municipal Portfolio, $9,728.00; Intermediate Duration Portfolio $8,985.00 and Short Duration Plus Portfolio, $8,723.00. With respect to the Short Duration Plus Portfolio, for the six months ended March 31, 2022, ABIS has voluntarily agreed to waive a portion of transfer agency fees in the amounts of $976 and $86 for Class A Shares and Class C Shares, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios and Class Z Shares of the Emerging Markets Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, effective April 1, 2012, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class C Shares. The fees are accrued daily and paid monthly. For the six months ended March 31, 2022, such waiver amounted to $2,690. With respect to the Short Duration Plus Portfolio, for the six months ended March 31, 2022, the Retail Distributor voluntarily agreed to waive additional distribution service fees in the amounts of $13,164 and $1,819 for Class A Shares and C Shares, respectively. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,333,025	$3,262,077	$2,416,324	$1,033,638

2022 Semi-Annual Report	53

Notes to Financial Statements (continued)

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the six months ended March 31, 2022, such waivers amounted to:

PORTFOLIO	AMOUNT
Emerging Markets	$5,920
Short Duration Diversified Municipal	2,021

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the six months ended March 31, 2022 is as follows:

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)
Emerging Markets	$23,229	$186,313	$191,004	$18,538	$2

Short Duration Diversified Municipal	0	100,134	97,637	2,497	0	*

*	Amount is less than $500.

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Effective October 1, 2009, the Intermediate Municipal Portfolios’ Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios effective October 1, 2009), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective March 7, 2022, the maximum sales charge for purchases of the Short Duration Plus Portfolio’s Class A shares is reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of the Short Duration Plus Portfolio’s Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase.

54	Sanford C. Bernstein Fund, Inc.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the six months ended March 31, 2022, as follows:

PORTFOLIO	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
		CLASS A	CLASS C
California Municipal	$0	$3,971	$5,757

Diversified Municipal	0	12,259	2,059

New York Municipal	0	0	143

Intermediate Duration	14	0	N/A

Short Duration Plus	125	135	0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2022, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$446,190,902	$0	$460,611,175	$0

Short Duration Diversified Municipal	35,586,944	0	65,514,489	0

California Municipal	111,223,860	0	147,391,503	1,337,585

Diversified Municipal	487,058,508	7,799,858	335,463,599	6,085,629

New York Municipal	108,641,948	0	163,488,185	2,053,577

Intermediate Duration	381,118,823	2,022,919,488	478,476,518	1,753,098,663

Short Duration Plus	14,516,447	19,179,448	8,553,272	28,244,960

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION/ (DEPRECIATION)
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Emerging Markets	$229,398,299	$(138,275,673)	$91,122,626

Short Duration Diversified Municipal	875,432	(5,693,976)	(4,818,544)

California Municipal	31,780,224	(40,355,177)	(8,574,953)

Diversified Municipal	157,126,075	(166,043,580)	(8,917,505)

New York Municipal	40,970,771	(45,261,720)	(4,290,949)

Intermediate Duration	35,163,063	(201,463,009)	(166,299,946)

Short Duration Plus	281,611	(6,411,020)	(6,129,409)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

2022 Semi-Annual Report	55

Notes to Financial Statements (continued)

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2022, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Emerging Markets Portfolio may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

56	Sanford C. Bernstein Fund, Inc.

During the six months ended March 31, 2022, the Emerging Markets Portfolio held forward currency exchange contracts for hedging purposes and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

2022 Semi-Annual Report	57

Notes to Financial Statements (continued)

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2022, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes and the Intermediate Duration Portfolio and Short Duration Plus Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2022, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes and the Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2022, the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

58	Sanford C. Bernstein Fund, Inc.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2022, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$5,450,056	Unrealized depreciation on forward currency exchange contracts	$1,828,821

Total		$5,450,056		$1,828,821

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$2,598,371	$3,905,173

Total		$2,598,371	$3,905,173

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$711,021	*	Receivable/Payable for variation margin on centrally cleared swaps	$261,193	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	38,165

Total		$749,186			$261,193

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2022 Semi-Annual Report	59

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(41,955)	$181,752

Total		$(41,955)	$181,752

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts				Unrealized depreciation on credit default swap contracts	$212,618	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$20,083,431	*	Receivable/Payable for variation margin on centrally cleared swaps	5,521,633	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	815,618

Credit contracts				Market value on credit default swaps	1,101,705

Total		$20,899,049			$6,835,956

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,646,431)	$7,576,822

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	716,087	2,095

Total		$(1,930,344)	$7,578,917

60	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts				Unrealized depreciation on credit default swap contracts	$313,237	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$86,472,062	*	Receivable/Payable for variation margin on centrally cleared swaps	21,396,704	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	3,761,254

Credit contracts				Market value on credit default swaps	4,605,967

Total		$90,233,316			$26,315,908

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(6,984,819)	$32,054,113

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,563,035	586,038

Total		$(5,421,784)	$32,640,151

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$24,513,562	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,130,795	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,117,321

Credit contracts				Market value on credit default swaps	1,538,428

Total		$25,630,883			$7,669,223

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2022 Semi-Annual Report	61

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,674,544)	$10,290,264

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	335,316	300,363

Total		$(4,339,228)	$10,590,627

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$746,801	*	Receivable/Payable for variation margin on futures	$18,021,898	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	697,771	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	806,853	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,670,503		Unrealized depreciation on forward currency exchange contracts	5,886,423

Credit contracts				Market value on credit default swaps	12,178,909

Total		$5,224,157			$36,785,001

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(25,037,711)	$(13,373,932)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(121,103)	(2,120,146)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,616,912)	2,586,382

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,650,259)	8,753,890

Total		$(32,425,985)	$(4,153,806)

62	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$26,001	*	Receivable/Payable for variation margin on futures	$1,420,910	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	16,581	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	161,942	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	56,109

Credit contracts				Market value on credit default swaps	622,127

Total		$244,052			$2,059,618

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,718,593)	$(1,352,385)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	0	56,109

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(20,911)	202,485

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(313,968)	545,572

Total		$(2,053,472)	$(548,219)

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$310,840,820

Average principal amount of sale contracts	$273,726,635

2022 Semi-Annual Report	63

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$994,286

Centrally Cleared Interest Rate Swaps:

Average notional amount	$170,000

Centrally Cleared Inflation Swaps:

Average notional amount	$8,935,714

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$21,248,571

Centrally Cleared Interest Rate Swaps:

Average notional amount	$143,365,714

Centrally Cleared Inflation Swaps:

Average notional amount	$127,550,000

Credit Default Swaps:

Average notional amount of sale contracts	$4,695,923

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$37,015,000

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$97,988,571

Centrally Cleared Interest Rate Swaps:

Average notional amount	$531,484,286

Centrally Cleared Inflation Swaps:

Average notional amount	$583,982,857

Credit Default Swaps:

Average notional amount of sale contracts	$19,632,531

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$62,685,000

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$29,108,571

Centrally Cleared Interest Rate Swaps:

Average notional amount	$176,591,429

Centrally Cleared Inflation Swaps:

Average notional amount	$164,984,286

Credit Default Swaps:

Average notional amount of sale contracts	$6,557,414

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$18,300,000

64	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$694,992,935

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$66,302,037

Average principal amount of sale contracts	$245,222,781

Centrally Cleared Interest Rate Swaps:

Average notional amount	$121,803,063

Centrally Cleared Inflation Swaps:

Average notional amount	$82,897,500

Credit Default Swaps:

Average notional amount of buy contracts	$83,709,167

Average notional amount of sale contracts	$57,102,675

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$54,870,000	(a)

(a)	Positions were open for less than one month during the period.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$91,145,080

Average notional amount of sale contracts	$6,754,725

Forward Currency Exchange Contracts:

Average principal amount of sale contracts	$6,456,005

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,830,000

Credit Default Swaps:

Average notional amount of buy contracts	$5,098,833

Average notional amount of sale contracts	$2,651,757

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$1,115,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

2022 Semi-Annual Report	65

Notes to Financial Statements (continued)

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$122,366	$(122,366)	$0	$0	$0

Barclays Bank PLC	402,990	(173,742)	0	0	229,248

BNP Paribas SA	388,505	(388,505)	0	0	0

Citibank, NA	748,438	0	(650,000)	0	98,438

Deutsche Bank AG	81,765	0	0	0	81,765

Goldman Sachs Bank USA	1,578,623	(158,557)	(10,000)	0	1,410,066

HSBC Bank USA	59,524	(59,524)	0	0	0

Morgan Stanley Capital Services, Inc.	1,300,347	(502,363)	0	0	797,984

Natwest Markets PLC	163,093	0	0	0	163,093

State Street Bank & Trust Co.	42,607	(42,607)	0	0	0

UBS AG	561,798	0	0	0	561,798

Total	$5,450,056	$(1,447,664)	$(660,000)	$0	$3,342,392	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$246,490	$(122,366)	$0	$0	$124,124

Barclays Bank PLC	173,742	(173,742)	0	0	0

BNP Paribas SA	397,547	(388,505)	0	0	9,042

Goldman Sachs Bank USA	158,557	(158,557)	0	0	0

HSBC Bank USA	66,977	(59,524)	0	0	7,453

JPMorgan Chase Bank, NA	167,292	0	0	0	167,292

Morgan Stanley Capital Services, Inc.	502,363	(502,363)	0	0	0

State Street Bank & Trust Co.	115,853	(42,607)	0	0	73,246

Total	$1,828,821	$(1,447,664)	$0	$0	$381,157	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$38,165	$0	$0	$0	$38,165

Total	$38,165	$0	$0	$0	$38,165	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

66	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$815,618	$(354,036)	$(261,000)	$0	$200,582

Total	$815,618	$(354,036)	$(261,000)	$0	$200,582	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$354,036	$(354,036)	$0	$0	$0

Credit Suisse International	497,048	0	(497,048)	0	0

Goldman Sachs International	250,621	0	0	(250,621)	0

Total	$1,101,705	$(354,036)	$(497,048)	$(250,621)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$3,761,254	$(508,229)	$(3,253,025)	$0	$0

Total	$3,761,254	$(508,229)	$(3,253,025)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$508,229	$(508,229)	$0	$0	$0

Credit Suisse International	2,898,905	0	(2,898,905)	0	0

Goldman Sachs International	1,198,833	0	(1,198,833)	0	0

Total	$4,605,967	$(508,229)	$(4,097,738)	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Semi-Annual Report	67

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc	$1,117,321	$(169,797)	$(947,524)	$0	$0

Total	$1,117,321	$(169,797)	$(947,524)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$169,797	$(169,797)	$0	$0	$0

Credit Suisse International	968,243	0	(715,200)	(253,043)	0

Goldman Sachs International	400,388	0	0	(400,388)	0

Total	$1,538,428	$(169,797)	$(715,200)	$(653,431)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$114,392	$0	$0	$0	$114,392

Barclays Bank PLC	677,536	0	0	0	677,536

BNP Paribas SA	668,187	0	0	0	668,187

Citibank, NA/Citigroup Global Markets, Inc.	1,250,814	(1,250,814)	0	0	0

State Street Bank & Trust Co.	32,604	(1,212)	0	0	31,392

UBS AG	926,970	(8,875)	0	0	918,095

Total	$3,670,503	$(1,260,901)	$0	$0	$2,409,602	^

68	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$6,091,104	$(1,250,814)	$0	$(1,594,316)	$3,245,974

Credit Suisse International	3,730,426	0	0	(3,730,426)	0

Goldman Sachs Bank USA/Goldman Sachs International	5,511,515	0	0	(5,511,515)	0

JPMorgan Securities, LLC	987,344	0	(737,890)	(249,454)	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,734,856	0	0	(496,538)	1,238,318

State Street Bank & Trust Co.	1,212	(1,212)	0	0	0

UBS AG	8,875	(8,875)	0	0	0

Total	$18,065,332	$(1,260,901)	$(737,890)	$(11,582,249)	$4,484,292	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$56,109	$0	$0	$0	$56,109

Total	$56,109	$0	$0	$0	$56,109	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$32,843	$0	$0	$0	$32,843

Credit Suisse International	318,866	0	0	(318,866)	0

Deutsche Bank AG	103,649	0	(103,649)	0	0

Goldman Sachs International	125,076	0	0	0	125,076

JPMorgan Securities, LLC	41,693	0	0	0	41,693

Total	$622,127	$0	$(103,649)	$(318,866)	$199,612	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by

2022 Semi-Annual Report	69

Notes to Financial Statements (continued)

taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2022, Intermediate Duration Portfolio earned drop income of $1,803,802, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

PORTFOLIO	2021	2020
Emerging Markets

Distributions paid from:

Ordinary income	$25,337,814	$22,100,317

Long-term capital gains	0	0

Total distributions paid	$25,337,814	$22,100,317

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$23,327	$107,648

Long-term capital gains	0	0

Total taxable distributions	23,327	107,648

Tax exempt distributions	1,911,615	2,245,176

Total distributions paid	$1,934,942	$2,352,824

70	Sanford C. Bernstein Fund, Inc.

PORTFOLIO	2021	2020
California Municipal

Distributions paid from:

Ordinary income	$412,224	$1,183,018

Long-term capital gains	0	0

Total taxable distributions	412,224	1,183,018

Tax exempt distributions	22,592,812	25,653,328

Total distributions paid	$23,005,036	$26,836,346

Diversified Municipal

Distributions paid from:

Ordinary income	$3,286,540	$5,117,332

Long-term capital gains	0	0

Total taxable distributions	3,286,540	5,117,332

Tax exempt distributions	118,404,005	135,050,172

Total distributions paid	$121,690,545	$140,167,504

New York Municipal

Distributions paid from:

Ordinary income	$965,122	$1,513,510

Long-term capital gains	0	0

Total taxable distributions	965,122	1,513,510

Tax exempt distributions	32,163,171	37,764,855

Total distributions paid	$33,128,293	$39,278,365

Intermediate Duration

Distributions paid from:

Ordinary income	$90,958,859	$95,999,272

Long-term capital gains	45,450,546	0

Total distributions paid	$136,409,405	$95,999,272

Short Duration Plus

Distributions paid from:

Ordinary income	$2,361,508	$3,827,152

Long-term capital gains	0	0

Total distributions paid	$2,361,508	$3,827,152

2022 Semi-Annual Report	71

Notes to Financial Statements (continued)

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Emerging Markets	$31,587,817	$90,529,983	$0	$216,703,791	$338,821,591

Short Duration Diversified Municipal	17,836	0	(1,333,813)	2,628,485	1,312,508

California Municipal	0	0	(8,158,976)	57,194,607	49,035,631

Diversified Municipal	613,303	0	(23,825,358)	325,399,381	302,187,326

New York Municipal	191,004	0	(18,391,067)	79,419,238	61,219,175

Intermediate Duration	0	36,296,442	(7,086,152)	63,333,631	92,543,921

Short Duration Plus	0	0	(10,471,742)	(877,324)	(11,349,066)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$17,836
Diversified Municipal	$613,303
New York Municipal	$191,004

(b)

As of September 30, 2021 certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2021 Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio utilized capital loss carryforwards of $56,805,991, $135,471, $10,135,979, $26,009,082, and $3,326,569, respectively, to offset current year net realized gains. As of September 30, 2021 California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio, and Short Duration Plus Portfolio deferred $458,285, $2,408,792, $806,287, $6,306,383, and $18,800 respectively, in qualified late-year losses. These losses will be treated as arising on October 1, 2021. As of September 30, 2021 Intermediate Duration Portfolio deferred $779,769 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2021, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	$0	$0
Short Duration Diversified Municipal	236,265	1,097,548
California Municipal	6,351,954	1,348,737
Diversified Municipal	21,416,566	0
New York Municipal	7,756,028	9,828,752
Intermediate Duration Portfolio	0	0

Short Duration Plus	3,110,873	7,342,069

72	Sanford C. Bernstein Fund, Inc.

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

2022 Semi-Annual Report	73

Notes to Financial Statements (continued)

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are not “diversified.” This means the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities. such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in

74	Sanford C. Bernstein Fund, Inc.

interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters

2022 Semi-Annual Report	75

Notes to Financial Statements (continued)

(including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Municipal Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- and mid-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments

76	Sanford C. Bernstein Fund, Inc.

linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 10.0 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

2022 Semi-Annual Report	77

Notes to Financial Statements (continued)

Share transactions for each Portfolio for the six months ended March 31, 2022 and the year ended September 30, 2021, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Emerging Markets Class Shares

Shares sold	2,040,256	2,461,861	$62,421,741	$82,805,399

Shares issued to shareholders on reinvestment of dividends	3,307,543	546,878	100,979,276	17,297,744

Shares redeemed	(1,578,359)	(5,227,186)	(48,707,192)	(173,177,064)

Net increase (decrease)	3,769,440	(2,218,447)	$114,693,825	$(73,073,921)

Class Z Shares

Shares sold	0 (a)	4,681	$1	$163,631

Shares issued to shareholders on reinvestment of dividends	649,984	132,229	19,850,513	4,182,401

Shares redeemed	(91,745)	(258,591)	(2,673,626)	(8,670,765)

Net increase (decrease)	558,239	(121,681)	$17,176,888	$(4,324,733)

(a)	Amount is less than one share.

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Shares sold	6,172,902	15,056,765	$78,579,401	$192,716,676

Shares issued to shareholders on reinvestment of dividends	55,758	136,252	706,996	1,743,346

Shares redeemed	(10,578,080)	(9,571,835)	(133,904,502)	(122,468,926)

Net increase (decrease)	(4,349,420)	5,621,182	$(54,618,105)	$71,991,096

78	Sanford C. Bernstein Fund, Inc.

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Municipal Class Shares

Shares sold	8,171,539	19,982,069	$118,125,256	$293,044,170

Shares issued to shareholders on reinvestment of dividends	459,890	1,090,793	6,624,764	15,982,582

Shares redeemed	(11,394,284)	(22,550,649)	(164,322,248)	(330,321,867)

Net decrease	(2,762,855)	(1,477,787)	$(39,572,228)	$(21,295,115)

Class A Shares

Shares sold	222,464	940,394	$3,188,337	$13,771,691

Shares issued to shareholders on reinvestment of dividends	19,513	55,191	281,258	808,608

Shares converted from Class C	6,924	131,264	100,852	1,921,098

Shares redeemed	(932,565)	(1,574,539)	(13,446,819)	(23,093,266)

Net decrease	(683,664)	(447,690)	$(9,876,372)	$(6,591,869)

Class C Shares

Shares sold	48,265	141,129	$703,355	$2,063,877

Shares issued to shareholders on reinvestment of dividends	493	1,942	7,097	28,429

Shares converted to Class A	(6,924)	(131,267)	(100,852)	(1,921,098)

Shares redeemed	(61,332)	(134,690)	(882,449)	(1,971,831)

Net decrease	(19,498)	(122,886)	$(272,849)	$(1,800,623)

Advisor Class Shares

Shares sold	2,145,326	2,797,559	$30,659,172	$40,999,128

Shares issued to shareholders on reinvestment of dividends	29,013	56,837	417,982	833,006

Shares redeemed	(3,407,156)	(1,330,980)	(48,271,381)	(19,486,966)

Net increase (decrease)	(1,232,817)	1,523,416	$(17,194,227)	$22,345,168

2022 Semi-Annual Report	79

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Municipal Class Shares

Shares sold	30,020,781	73,607,966	$439,857,453	$1,093,125,452

Shares issued to shareholders on reinvestment of dividends	2,333,317	5,111,537	34,094,293	75,879,414

Shares redeemed	(38,963,517)	(57,770,058)	(566,530,428)	(857,673,588)

Net increase (decrease)	(6,609,419)	20,949,445	$(92,578,682)	$311,331,278

Class A Shares

Shares sold	2,027,715	8,229,620	$29,783,623	$122,336,323

Shares issued to shareholders on reinvestment of dividends	101,201	220,597	1,480,016	3,277,635

Shares converted from Class C	76,730	1,023,362	1,121,448	15,211,937

Shares redeemed	(5,400,065)	(4,311,216)	(78,551,608)	(64,037,021)

Net increase (decrease)	(3,194,419)	5,162,363	$(46,166,521)	$76,788,874

Class C Shares

Shares sold	93,945	301,438	$1,355,317	$4,464,752

Shares issued to shareholders on reinvestment of dividends	3,440	13,520	50,265	200,537

Shares converted to Class A	(76,741)	(1,023,988)	(1,121,448)	(15,211,937)

Shares redeemed	(154,528)	(405,947)	(2,255,419)	(6,032,366)

Net decrease	(133,884)	(1,114,977)	$(1,971,285)	$(16,579,014)

Advisor Class Shares

Shares sold	8,523,543	13,792,657	$124,212,474	$204,707,508

Shares issued to shareholders on reinvestment of dividends	191,089	356,998	2,789,338	5,297,134

Shares redeemed	(7,699,684)	(9,015,014)	(111,236,729)	(133,843,446)

Net increase	1,014,948	5,134,641	$15,765,083	$76,161,196

Class Z Shares

Shares sold	5,346,860	8,059,482	$77,492,147	$119,988,336

Shares issued to shareholders on reinvestment of dividends	269,504	583,322	3,940,205	8,663,484

Shares redeemed	(3,903,278)	(9,253,954)	(56,885,304)	(137,584,099)

Net increase (decrease)	1,713,086	(611,150)	$24,547,048	$(8,932,279)

80	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Municipal Class Shares

Shares sold	6,908,646	18,171,016	$97,461,885	$259,243,369

Shares issued to shareholders on reinvestment of dividends	750,313	1,644,557	10,574,744	23,484,985

Shares redeemed	(8,483,296)	(20,055,429)	(119,254,367)	(286,380,791)

Net decrease	(824,337)	(239,856)	$(11,217,738)	$(3,652,437)

Class A Shares

Shares sold	170,190	1,142,049	$2,362,721	$16,280,053

Shares issued to shareholders on reinvestment of dividends	38,878	85,477	547,904	1,219,720

Shares converted from Class C	26,687	675,324	378,902	9,671,456

Shares redeemed	(798,421)	(2,123,188)	(11,210,382)	(30,214,231)

Net decrease	(562,666)	(220,338)	$(7,920,855)	$(3,043,002)

Class C Shares

Shares sold	21,887	38,046	$312,113	$544,495

Shares issued to shareholders on reinvestment of dividends	1,755	7,441	24,745	105,971

Shares converted to Class A	(26,684)	(675,309)	(378,902)	(9,671,456)

Shares redeemed	(88,011)	(151,700)	(1,233,520)	(2,152,932)

Net decrease	(91,053)	(781,522)	$(1,275,564)	$(11,173,922)

Advisor Class Shares

Shares sold	822,540	1,349,204	$11,590,359	$19,276,461

Shares issued to shareholders on reinvestment of dividends	28,985	55,610	408,334	793,581

Shares redeemed	(900,137)	(1,275,182)	(12,593,691)	(18,069,998)

Net increase (decrease)	(48,612)	129,632	$(594,998)	$2,000,044

2022 Semi-Annual Report	81

Notes to Financial Statements (continued)

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Intermediate Duration Class Shares

Shares sold	18,188,021	56,202,237	$240,186,422	$766,539,667

Shares issued to shareholders on reinvestment of dividends and distributions	4,258,045	8,742,347	56,450,415	120,132,573

Shares redeemed	(22,356,191)	(43,516,801)	(293,241,076)	(592,800,321)

Net increase	89,875	21,427,783	$3,395,761	$293,871,919

Class A Shares

Shares sold	2,449	91,115	$31,616	$1,253,106

Shares issued to shareholders on reinvestment of dividends and distributions	874	2,397	11,602	32,805

Shares redeemed	(76,591)	(13,955)	(1,024,985)	(188,928)

Net increase (decrease)	(73,268)	79,557	$(981,767)	$1,096,983

Advisor Class Shares

Shares sold	0	99	$0	$1,324

Shares issued to shareholders on reinvestment of dividends and distributions	1	1	22	12

Net increase	1	100	$22	$1,336

There were no transactions in capital shares of Class Z shares for the six months ended March 31, 2022 and the year ended September 30, 2021.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Short Duration Plus Class Shares

Shares sold	3,365,063	7,565,938	$38,959,362	$88,810,032

Shares issued to shareholders on reinvestment of dividends	34,448	173,295	398,180	2,032,240

Shares redeemed	(5,147,119)	(5,820,632)	(59,694,206)	(68,260,080)

Net increase (decrease)	(1,747,608)	1,918,601	$(20,336,664)	$22,582,192

82	Sanford C. Bernstein Fund, Inc.

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class A Shares

Shares sold	344,766	369,544	$3,972,545	$4,346,934

Shares issued to shareholders on reinvestment of dividends	244	5,309	2,836	62,373

Shares converted from Class C	2,497	42,791	28,981	501,872

Shares redeemed	(317,948)	(582,041)	(3,670,520)	(6,835,781)

Net increase (decrease)	29,559	(164,397)	$333,842	$(1,924,602)

Class C Shares

Shares sold	8,968	47,374	$102,094	$556,021

Shares issued to shareholders on reinvestment of dividends	13	455	155	5,340

Shares converted to Class A	(2,503)	(42,872)	(28,981)	(501,872)

Shares redeemed	(9,654)	(169,283)	(111,150)	(1,982,510)

Net decrease	(3,176)	(164,326)	$(37,882)	$(1,923,021)

At March 31, 2022, certain AllianceBernstein mutual funds owned 13% of Emerging Markets Portfolio respectively, in aggregate of the Portfolios’ shares outstanding. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2022 Semi-Annual Report	83

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr

President

R. Jay Gerken*^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Sergey Davalchenko(1)

Vice President

Henry S. Mallari-D’Auria(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Michael Canter(1)

Vice President

Janaki Rao(1)

Vice President

Nelson Yu(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Vice President of the Funds

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, MA 02210

DISTRIBUTORS+

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENTS

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. Mallari-D’Auria, Davalchenko and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter and Rao are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

+ Sanford C. Bernstein & Co., LLC acts as distributor to sell SCB Class shares of the Portfolios. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset based sales charges.

84	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2022 Semi-Annual Report	85

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

[1]

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission. The Board ratified the approval of the Investment Management Agreement at an in-person meeting held on April 27, 2022.

86	Sanford C. Bernstein Fund, Inc.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

2022 Semi-Annual Report	87

Board Consideration of Investment Management Arrangement (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

88	Sanford C. Bernstein Fund, Inc.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

2022 Semi-Annual Report	89

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

90	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0322

Sanford C. Bernstein Fund, Inc.

March 31, 2022

Schedule of Investments

To the Semi-Annual Report

For the Emerging Markets Portfolio

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

March 31, 2022 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–93.9%

Financials–24.1%
Banks–17.8%
Agricultural Bank of China Ltd.–Class H	30,083,000	$11,500,218
Al Rajhi Bank	248,240	10,595,819
AU Small Finance Bank Ltd.(a)(b)	155,263	2,532,414
Bandhan Bank Ltd.(a)	476,748	1,911,297
Bank BTPN Syariah Tbk PT	11,042,700	2,528,833
Bank for Foreign Trade of Vietnam JSC	3,641,601	13,089,706
Bank Mandiri Persero Tbk PT	37,347,500	20,483,710
Bank Negara Indonesia Persero Tbk PT	10,032,700	5,732,112
Bank of the Philippine Islands	3,632,250	6,991,441
Bank Polska Kasa Opieki SA	419,263	11,206,903
Bank Rakyat Indonesia Persero Tbk PT	9,531,000	3,078,367
China Construction Bank Corp.–Class H	22,147,000	16,589,532
Grupo Financiero Banorte SAB de CV–Class O	2,027,610	15,272,827
Hana Financial Group, Inc.	632,454	25,154,699
HDFC Bank Ltd.	1,213,028	23,357,127
Industrial Bank Co., Ltd.–Class A	3,463,393	11,220,761
KB Financial Group, Inc.	580,766	29,104,431
Metropolitan Bank & Trust Co.	7,834,830	8,609,780
Military Commercial Joint Stock Bank(b)	1,880,180	2,698,004
Ping An Bank Co., Ltd.	3,543,160	8,548,622
Regional SAB de CV	496,306	3,467,654
Sberbank of Russia PJSC (Sponsored ADR)(c)(d)	237,868	0
State Bank of India	1,254,023	8,097,944
United Bank Ltd./Pakistan	255,553	190,393

		241,962,594

Capital Markets–1.0%
B3 SA–Brasil Bolsa Balcao	2,347,400	7,745,698
Banco BTG Pactual SA	1,186,200	6,487,780

		14,233,478

Consumer Finance–1.0%
Muangthai Capital PCL	4,954,000	7,822,105
Muthoot Finance Ltd.	185,449	3,254,909
Transaction Capital Ltd.	760,620	2,574,006

		13,651,020

Diversified Financial Services–0.1%
Metro Pacific Investments Corp.	17,351,000	1,270,187

Company	Shares	U.S. $ Value
Insurance–2.5%
AIA Group Ltd.	1,991,800	$20,798,131
BB Seguridade Participacoes SA	863,000	4,633,070
Max Financial Services Ltd.(b)	805,889	7,980,431
TQM Corp. PCL	906,600	1,090,647

		34,502,279

Thrifts & Mortgage Finance–1.7%
Housing Development Finance Corp. Ltd.	751,893	23,456,151

		329,075,709

Information Technology–17.4%
Electronic Equipment, Instruments & Components–2.6%
Samsung SDI Co., Ltd.	42,220	20,548,037
Sinbon Electronics Co., Ltd.	1,684,000	15,189,930

		35,737,967

IT Services–1.4%
FPT Corp.	265,650	1,241,394
GDS Holdings Ltd.(b)	2,685,340	12,999,955
Locaweb Servicos de Internet SA(a)(b)	791,100	1,678,224
My EG Services Bhd	9,887,900	2,391,460
NHN KCP Corp.(b)	51,858	1,138,028

		19,449,061

Semiconductors & Semiconductor Equipment–12.6%
ASPEED Technology, Inc.	31,000	3,489,636
Broadcom, Inc.	13,470	8,481,789
eMemory Technology, Inc.	22,000	1,398,009
King Yuan Electronics Co., Ltd.	6,952,000	10,296,708
Koh Young Technology, Inc.	134,110	2,081,820
LEENO Industrial, Inc.	16,000	2,416,512
MediaTek, Inc.	501,000	15,591,378
Nanya Technology Corp.	3,249,000	7,750,418
Novatek Microelectronics Corp.	427,000	6,278,486
Parade Technologies Ltd.	30,000	1,874,939
Powerchip Semiconductor Manufacturing Corp.	1,565,136	2,877,854
Realtek Semiconductor Corp.	383,000	5,689,380
Silergy Corp.	10,000	1,172,508
SK Hynix, Inc.	149,441	14,376,095
Taiwan Semiconductor Manufacturing Co., Ltd.	3,217,706	66,006,454
United Microelectronics Corp.	11,282,000	20,718,536
WONIK IPS Co., Ltd.	44,990	1,398,873

		171,899,395

Software–0.3%
Douzone Bizon Co., Ltd.	25,780	981,283
TOTVS SA	408,800	3,123,711
Weimob, Inc.(a)(b)	867,140	553,029

		4,658,023

Technology Hardware, Storage & Peripherals–0.5%
Samsung Electronics Co., Ltd.	105,890	6,059,340

		237,803,786

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value

Consumer Discretionary–16.3%
Auto Components–0.2%
Balkrishna Industries Ltd.	85,148	$2,375,132

Automobiles–4.1%
Dongfeng Motor Group Co., Ltd.–Class H	5,538,000	4,142,577
Ford Otomotiv Sanayi AS	328,207	6,681,918
Guangzhou Automobile Group Co., Ltd.–Class H	8,554,000	7,053,446
Kia Corp.	298,482	18,078,503
Maruti Suzuki India Ltd.	51,102	5,072,516
NIO, Inc.(b)	509,480	11,395,056
SAIC Motor Corp. Ltd.	1,177,744	3,141,263

		55,565,279

Hotels, Restaurants & Leisure–5.2%
Despegar.com Corp.(b)	1,436,018	17,519,420
Galaxy Entertainment Group Ltd.	1,675,000	9,911,613
MakeMyTrip Ltd.(b)	616,400	16,538,012
OPAP SA	1,516,998	22,081,848
Tongcheng Travel Holdings Ltd.(b)	2,470,400	4,352,974

		70,403,867

Internet & Direct Marketing Retail–2.4%
Alibaba Group Holding Ltd.(b)	415,380	5,668,571
JD.com, Inc.–Class A(b)	735,463	20,898,086
Meituan Dianping–Class B(a)(b)	287,900	5,453,959
momo.com, Inc.	18,400	598,069

		32,618,685

Leisure Products–0.5%
Merida Industry Co., Ltd.	760,000	6,669,371

Multiline Retail–0.5%
Lojas Renner SA	354,317	2,046,548
Matahari Department Store Tbk PT	5,279,500	2,279,053
Poya International Co., Ltd.	65,100	881,386
Trent Ltd.	118,899	1,996,961

		7,203,948

Specialty Retail–1.7%
Ace Hardware Indonesia Tbk PT	20,099,800	1,434,450
China Meidong Auto Holdings Ltd.	367,280	1,395,841
China Tourism Group Duty Free Corp. Ltd.–Class A	247,300	6,361,181
JUMBO SA	108,130	1,611,055
Vibra Energia SA	530,600	2,605,608
Wilcon Depot, Inc.	3,978,100	2,075,731
Zhongsheng Group Holdings Ltd.	1,162,500	8,173,806

		23,657,672

Textiles, Apparel & Luxury Goods–1.7%
ANTA Sports Products Ltd.	420,200	5,212,580
F&F Co., Ltd./New	2,050	1,250,353
Samsonite International SA(a)(b)	7,803,600	17,459,656

		23,922,589

		222,416,543

Company	Shares	U.S. $ Value

Materials–7.0%
Chemicals–1.7%
Atul Ltd.	20,576	$2,780,305
Hansol Chemical Co., Ltd.	9,080	1,821,469
PI Industries Ltd.	58,985	2,180,780
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	144,550	12,373,480
SRF Ltd.	105,225	3,705,127

		22,861,161

Construction Materials–0.4%
GCC SAB de CV	807,122	5,812,171

Metals & Mining–4.9%
China Hongqiao Group Ltd.	3,515,500	4,618,478
First Quantum Minerals Ltd.	434,673	15,048,312
Freeport-McMoRan, Inc.	242,150	12,044,541
Hindalco Industries Ltd.	834,329	6,244,285
Hoa Phat Group JSC	1,022,340	2,012,063
Ivanhoe Mines Ltd.(b)	1,231,083	11,482,165
KGHM Polska Miedz SA	164,508	6,680,976
POSCO	33,427	8,018,258

		66,149,078

		94,822,410

Utilities–6.3%
Electric Utilities–2.4%
Equatorial Energia SA	3,709,800	21,201,974
Power Grid Corp. of India Ltd.	3,692,849	10,528,067

		31,730,041

Gas Utilities–1.6%
GAIL India Ltd.	3,441,561	7,051,726
Indraprastha Gas Ltd.	982,147	4,804,258
Kunlun Energy Co., Ltd.	11,818,000	10,213,532

		22,069,516

Independent Power and Renewable Electricity Producers–2.3%
China Datang Corp. Renewable Power Co., Ltd.	28,897,000	11,862,733
China Longyuan Power Group Corp. Ltd.	8,705,000	19,566,618

		31,429,351

		85,228,908

Real Estate–6.2%
Real Estate Management & Development–6.2%
A-Living Smart City Services Co., Ltd.–Class H(a)	4,321,500	5,983,057
Ayala Land, Inc.	10,141,100	6,847,237
China Resources Land Ltd.	2,142,000	9,917,772
CIFI Ever Sunshine Services Group Ltd.(a)	1,498,000	1,996,900
CIFI Holdings Group Co., Ltd.	10,143,000	5,911,046

2	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Company	Shares	U.S. $ Value
Country Garden Services Holdings Co., Ltd.	1,869,000	$7,873,390
Emaar Properties PJSC	8,668,817	14,081,144
Longfor Group Holdings Ltd.(a)	2,154,000	11,018,069
Megaworld Corp.	52,878,000	3,057,601
Midea Real Estate Holding Ltd.(a)	1,475,400	2,940,739
Poly Developments and Holdings Group Co., Ltd.–Class A	3,991,933	11,139,224
Times China Holdings Ltd.	5,092,000	1,684,343
Vinhomes JSC(a)	802,500	2,655,277

		85,105,799

Communication Services–5.6%
Entertainment–0.7%
International Games System Co., Ltd.	193,000	5,137,408
NCSoft Corp.	10,430	3,999,970

		9,137,378

Interactive Media & Services–4.8%
NAVER Corp.	77,670	21,586,742
Tencent Holdings Ltd.	949,700	43,775,798

		65,362,540

Media–0.1%
Media Nusantara Citra Tbk PT	21,674,000	1,499,150

		75,999,068

Industrials–5.0%
Air Freight & Logistics–0.3%
InPost SA(b)	597,040	3,788,120

Building Products–0.3%
Astral Ltd.	91,223	2,419,160
Kajaria Ceramics Ltd.	83,263	1,107,806

		3,526,966

Commercial Services & Supplies–0.7%
Sunny Friend Environmental Technology Co., Ltd.	1,254,000	8,978,512

Construction & Engineering–1.1%
Sinopec Engineering Group Co., Ltd.	24,801,000	12,634,063
Voltas Ltd.	137,437	2,246,501

		14,880,564

Electrical Equipment–0.3%
Bizlink Holding, Inc.	199,000	2,040,928
Voltronic Power Technology Corp.	51,158	2,581,715

		4,622,643

Industrial Conglomerates–0.6%
Ayala Corp.	159,650	2,537,083
Bidvest Group Ltd. (The)	377,220	5,774,790

		8,311,873

Company	Shares	U.S. $ Value
Machinery–0.3%
Airtac International Group	77,000	$2,475,617
Escorts Ltd.	73,261	1,625,827

		4,101,444

Professional Services–0.2%
Centre Testing International Group Co., Ltd.–Class A	544,656	1,684,121
NICE Information Service Co., Ltd.	51,410	833,037
Sporton International, Inc.	134,415	881,162

		3,398,320

Road & Rail–0.2%
Globaltrans Investment PLC (Sponsored GDR)(a)(c)(d)	658,169	0
Rumo SA(b)	643,400	2,506,815

		2,506,815

Trading Companies & Distributors–0.4%
Barloworld Ltd.	525,608	4,171,037
IndiaMart InterMesh Ltd.(a)	22,466	1,272,481

		5,443,518

Transportation Infrastructure–0.6%
Grupo Aeroportuario del Centro Norte SAB de CV	946,528	7,045,423
Grupo Aeroportuario del Pacifico SAB de CV–Class B	97,010	1,563,817

		8,609,240

		68,168,015

Consumer Staples–2.4%
Food & Staples Retailing–1.8%
Atacadao SA	2,117,500	10,015,879
BGF retail Co., Ltd.	12,600	1,809,791
Dino Polska SA(a)(b)	146,160	11,796,104
GS Retail Co., Ltd.	57,140	1,329,024
X5 Retail Group NV (GDR)(a)(d)	226,094	0

		24,950,798

Food Products–0.6%
Industrias Bachoco SAB de CV	658,177	2,572,814
Minerva SA/Brazil	1,875,800	4,987,897

		7,560,711

		32,511,509

Health Care–2.0%
Health Care Providers & Services–1.0%
Dr Lal PathLabs Ltd.(a)	52,957	1,808,250
Shanghai Pharmaceuticals Holding Co., Ltd.–Class H	162,100	311,248
Universal Vision Biotechnology Co., Ltd.	1,194,000	11,590,542

		13,710,040

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value
Pharmaceuticals–1.0%
Genomma Lab Internacional SAB de CV–Class B	12,379,057	$13,561,571

		27,271,611

Energy–1.6%
Energy Equipment & Services–0.6%
China Oilfield Services Ltd.–Class H	8,364,000	8,498,120

Oil, Gas & Consumable Fuels–1.0%
Gazprom PJSC (Sponsored ADR)(c)(d)	436,750	1
LUKOIL PJSC (Sponsored ADR)(c)(d)	80,321	0
Parex Resources, Inc.	313,123	6,424,513
PetroChina Co., Ltd.–Class H	12,654,000	6,425,908

		12,850,422

		21,348,542

Total Common Stocks (cost $1,221,775,869)		1,279,751,900

EQUITY LINKED NOTES–3.9%

Information Technology–2.9%
IT Services–2.9%
FPT Corp., Macquarie Bank Ltd., expiring 03/31/2023(b)	8,328,900	39,018,073

Company	Shares	U.S. $ Value

Real Estate–0.5%
Real Estate Management & Development–0.5%
Vincom Retail JSC, Macquarie Bank Ltd., expiring 03/31/2023(b)	5,053,410	$7,401,548

Consumer Discretionary–0.5%
Specialty Retail–0.5%
Mobile World Investment Corp., Macquarie Bank Ltd., expiring 03/31/2023(b)	1,052,979	6,721,584

Total Equity Linked Notes (cost $23,615,845)		53,141,205

SHORT-TERM INVESTMENTS–1.4%
Investment Companies–1.4%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(e)(f)(g) (cost $18,538,360)	18,538,360	18,538,360

Total Investments—99.2% (cost $1,263,930,074)		1,351,431,465

Other assets less liabilities—0.8%		11,584,814

Net Assets—100.0%		$1,363,016,279

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	BRL	42,828	USD	8,923	04/04/2022	$(72,995)
Bank of America, NA	USD	9,040	BRL	42,828	04/04/2022	(44,144)
Bank of America, NA	HKD	20,461	USD	2,612	04/28/2022	(187)
Bank of America, NA	USD	4,066	HKD	31,773	04/28/2022	(9,214)
Bank of America, NA	USD	5,705	KRW	6,788,640	04/28/2022	(119,950)
Bank of America, NA	TWD	68,158	USD	2,433	04/29/2022	52,220
Bank of America, NA	USD	8,853	BRL	42,828	05/03/2022	70,146
Barclays Bank PLC	INR	1,768,416	USD	23,361	04/07/2022	43,080
Barclays Bank PLC	USD	2,117	INR	161,785	04/07/2022	16,305
Barclays Bank PLC	USD	1,517	ZAR	23,165	04/21/2022	65,310
Barclays Bank PLC	HKD	258,311	USD	33,141	04/28/2022	157,669
Barclays Bank PLC	KRW	2,954,905	USD	2,452	04/28/2022	21,217
Barclays Bank PLC	KRW	10,114,493	USD	8,266	04/28/2022	(55,202)
Barclays Bank PLC	USD	3,996	IDR	57,726,156	04/28/2022	25,183
Barclays Bank PLC	USD	4,921	KRW	6,041,606	04/28/2022	49,767
Barclays Bank PLC	USD	1,915	PHP	100,216	04/28/2022	18,150
Barclays Bank PLC	CNH	18,975	USD	2,986	05/18/2022	6,309
Barclays Bank PLC	USD	26,333	INR	2,013,503	07/07/2022	(118,540)
BNP Paribas SA	USD	8,020	INR	604,093	04/07/2022	(55,031)
BNP Paribas SA	IDR	44,656,805	USD	3,119	04/28/2022	7,735
BNP Paribas SA	IDR	175,773,700	USD	12,225	04/28/2022	(19,977)
BNP Paribas SA	KRW	3,833,735	USD	3,209	04/28/2022	54,822

4	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
BNP Paribas SA	USD	3,636	HKD	28,428	04/28/2022	$(6,276)
BNP Paribas SA	USD	5,664	TWD	159,341	04/29/2022	(97,154)
BNP Paribas SA	USD	74,203	CNH	474,633	05/18/2022	325,948
BNP Paribas SA	MXN	210,533	USD	10,282	05/19/2022	(219,109)
Citibank, NA	BRL	52,849	USD	11,155	04/04/2022	54,473
Citibank, NA	USD	10,458	BRL	52,849	04/04/2022	642,589
Citibank, NA	USD	3,878	INR	297,636	04/07/2022	46,792
Citibank, NA	CNH	20,090	USD	3,159	05/18/2022	4,584
Deutsche Bank AG	USD	2,304	CAD	2,936	04/22/2022	43,809
Deutsche Bank AG	PLN	16,557	USD	3,966	05/06/2022	37,956
Goldman Sachs Bank USA	USD	31,856	ZAR	488,628	04/21/2022	1,510,318
Goldman Sachs Bank USA	PHP	1,037,460	USD	19,948	04/28/2022	(65,419)
Goldman Sachs Bank USA	USD	4,893	KRW	5,878,474	04/28/2022	(56,664)
Goldman Sachs Bank USA	USD	6,140	TWD	174,705	04/29/2022	(36,474)
Goldman Sachs Bank USA	USD	13,299	MYR	56,455	06/16/2022	68,305
HSBC Bank USA	CAD	4,178	USD	3,295	04/22/2022	(47,016)
HSBC Bank USA	CNH	38,217	USD	6,013	05/18/2022	12,451
HSBC Bank USA	USD	12,902	CNH	82,489	05/18/2022	47,073
HSBC Bank USA	USD	4,478	CNH	28,450	05/18/2022	(10,531)
HSBC Bank USA	MXN	51,307	USD	2,550	05/19/2022	(9,430)
JPMorgan Chase Bank, NA	BRL	10,021	USD	1,954	04/04/2022	(150,596)
JPMorgan Chase Bank, NA	USD	2,115	BRL	10,021	04/04/2022	(10,329)
JPMorgan Chase Bank, NA	USD	3,275	PLN	13,776	05/06/2022	(6,367)
Morgan Stanley Capital Services, Inc.	USD	4,371	INR	327,951	04/07/2022	(46,675)
Morgan Stanley Capital Services, Inc.	USD	3,915	ZAR	59,978	04/21/2022	180,827
Morgan Stanley Capital Services, Inc.	CAD	32,932	USD	25,930	04/22/2022	(409,945)
Morgan Stanley Capital Services, Inc.	HKD	28,139	USD	3,608	04/28/2022	15,113
Morgan Stanley Capital Services, Inc.	USD	3,667	TWD	104,015	04/29/2022	(32,764)
Morgan Stanley Capital Services, Inc.	PLN	80,208	USD	20,118	05/06/2022	1,087,398
Morgan Stanley Capital Services, Inc.	CNH	31,686	USD	4,984	05/18/2022	8,756
Morgan Stanley Capital Services, Inc.	CNH	19,835	USD	3,109	05/18/2022	(5,354)
Morgan Stanley Capital Services, Inc.	USD	2,926	CNH	18,696	05/18/2022	8,253
Morgan Stanley Capital Services, Inc.	USD	2,979	MYR	12,550	06/16/2022	(7,625)
Natwest Markets PLC	USD	4,863	INR	376,951	04/07/2022	107,067
Natwest Markets PLC	HKD	19,845	USD	2,539	04/28/2022	5,507
Natwest Markets PLC	USD	5,140	KRW	6,306,931	04/28/2022	49,152
Natwest Markets PLC	USD	3,102	TWD	88,830	04/29/2022	1,367
State Street Bank & Trust Co.	HKD	75,573	USD	9,676	04/28/2022	26,341
State Street Bank & Trust Co.	USD	2,705	HKD	21,150	04/28/2022	(4,691)
State Street Bank & Trust Co.	PLN	12,181	USD	2,780	05/06/2022	(110,222)
State Street Bank & Trust Co.	CNH	37,122	USD	5,845	05/18/2022	16,266
State Street Bank & Trust Co.	USD	14,493	THB	481,377	06/16/2022	(940)
UBS AG	EUR	15,315	USD	17,525	05/12/2022	561,798

						$3,621,235

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $69,059,456 or 5.1% of net assets.
(b)	Non-income producing security.
(c)	Fair valued by the Adviser.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Schedule of Investments—Emerging Markets Portfolio	5

Currency Abbreviations:

BRL—Brazilian Real

CAD—Canadian Dollar

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

PLN—Polish Zloty

THB—Thailand Baht

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

6	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

SCB–ST–1946–0322

Sanford C. Bernstein Fund, Inc.

March 31, 2022

Schedule of Investments To the Semi-Annual
Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

March 31, 2022 (unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–41.1%
United States–41.1%
U.S. Treasury Bonds
1.25%, 05/15/2050	U.S.$	4,293	$3,210,210
1.75%, 08/15/2041		88,892	77,155,739
1.875%, 02/15/2051		66,081	57,779,487
2.00%, 11/15/2041–08/15/2051		64,946	58,692,344
2.25%, 08/15/2046		12,530	11,741,002
2.375%, 11/15/2049		2,885	2,824,595
2.50%, 02/15/2045-05/15/2046		25,872	25,384,207
3.00%, 05/15/2045-02/15/2049		78,384	85,198,976
3.375%, 05/15/2044		5,710	6,418,727
3.50%, 02/15/2039		4,254	4,871,495
3.75%, 11/15/2043		10,205	12,084,952
4.375%, 02/15/2038–11/15/2039		49,130	62,398,453
4.50%, 02/15/2036		4,048	5,118,949
4.75%, 02/15/2037		4,156	5,418,385
5.375%, 02/15/2031		14,221	17,669,095
5.50%, 08/15/2028		10,214	12,042,944
U.S. Treasury Notes
0.125%, 08/31/2022–02/28/2023		347,608	345,185,338
0.875%, 09/30/2026		56,183	52,355,719
1.125%, 02/15/2031		18,019	16,279,311
1.25%, 11/30/2026		48,088	45,556,245
1.25%, 08/15/2031(a)		85,632	77,871,509
1.375%, 11/15/2031		50,234	46,105,393
1.50%, 02/29/2024		75,200	74,165,507
1.50%, 02/15/2030(a)		11,115	10,428,996
1.625%, 05/15/2026(a)		236,708	228,644,941
1.75%, 11/15/2029		11,550	11,060,930
1.875%, 02/28/2027–02/15/2032		57,948	56,423,375
2.25%, 02/15/2027		3,147	3,118,088
2.375%, 02/15/2042		11,433	11,040,087
2.625%, 02/15/2029		30,853	31,258,148

Total Governments—Treasuries (cost $1,503,412,156)			1,457,503,147

CORPORATES-INVESTMENT GRADE–23.5%

Industrial–12.5%
Basic–0.7%
Anglo American Capital PLC 3.875%, 03/16/2029(b)		1,189	1,186,580
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		3,420	3,311,842
Inversiones CMPC SA 3.85%, 01/13/2030(b)		2,742	2,669,680
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(b)		1,151	1,166,682
	Principal Amount (000)		U.S. $ Value
Suzano Austria GmbH
2.50%, 09/15/2028	U.S.$	9,106	8,184,473
3.75%, 01/15/2031		1,419	1,328,894
WRKCo, Inc. 4.00%, 03/15/2028		6,569	6,705,964

			24,554,115

Capital Goods–0.6%
Flowserve Corp. 2.80%, 01/15/2032		4,669	4,141,310
Parker-Hannifin Corp. 3.25%, 06/14/2029		2,817	2,779,449
Raytheon Technologies Corp. 4.125%, 11/16/2028		8,502	8,888,416
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		1,117	1,099,418
4.40%, 03/15/2024		4,344	4,425,624

			21,334,217

Communications-Media–1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.80%, 03/01/2050		3,131	2,983,530
5.125%, 07/01/2049		1,949	1,940,463
Comcast Corp. 4.15%, 10/15/2028		4,460	4,688,040
Discovery Communications LLC
4.65%, 05/15/2050		581	567,120
5.20%, 09/20/2047		1,999	2,077,841
5.30%, 05/15/2049		857	902,498
Fox Corp.
4.709%, 01/25/2029		2,656	2,833,633
5.576%, 01/25/2049		4,396	5,122,967
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	2,057,891
Magallanes, Inc. 4.279%, 03/15/2032(b)		7,614	7,656,867
Prosus NV
3.257%, 01/19/2027(b)		1,724	1,577,460
3.68%, 01/21/2030(b)		550	484,688
4.027%, 08/03/2050(b)		1,993	1,494,750
Tencent Holdings Ltd.
1.81%, 01/26/2026(b)		5,470	5,065,904
2.39%, 06/03/2030(b)		3,060	2,711,542
3.24%, 06/03/2050(b)		4,830	3,775,852
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	2,192,179
Weibo Corp. 3.375%, 07/08/2030		11,908	10,111,380

			58,244,605

Communications-Telecommunications–0.3%
AT&T, Inc.
3.65%, 09/15/2059		4,421	3,884,600
4.30%, 12/15/2042		4,146	4,190,943
5.15%, 03/15/2042		2,077	2,340,156

			10,415,699

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical-Automotive–0.6%
General Motors Co. 6.125%, 10/01/2025	U.S.$	1,152	$1,237,974
General Motors Financial Co., Inc.
4.30%, 07/13/2025		1,405	1,425,499
5.25%, 03/01/2026		1,600	1,676,912
Harley-Davidson Financial Services, Inc.
3.05%, 02/14/2027(b)		490	466,916
3.35%, 06/08/2025(b)		9,564	9,416,427
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	8,213,547

			22,437,275

Consumer Cyclical-Other–0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	8,024,308
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	562,802
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	3,923,679

			12,510,789

Consumer Cyclical-Retailers–0.6%
Advance Auto Parts, Inc.
3.50%, 03/15/2032		73	70,204
3.90%, 04/15/2030		8,625	8,617,237
Lowe’s Cos., Inc. 3.65%, 04/05/2029		2,926	2,970,329
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	8,426,701

			20,084,471

Consumer Non-Cyclical–1.6%
Altria Group, Inc.
3.40%, 05/06/2030		7,300	7,027,564
4.80%, 02/14/2029		4,904	5,150,132
Amgen, Inc. 3.35%, 02/22/2032		4,025	3,991,673
BAT Capital Corp.
2.259%, 03/25/2028		11,104	9,982,718
4.906%, 04/02/2030		3,799	3,908,753
Cencosud SA 5.15%, 02/12/2025(b)		6,910	7,169,125
Cigna Corp. 4.375%, 10/15/2028		3,600	3,786,624
CVS Health Corp. 4.30%, 03/25/2028		179	187,646
Gilead Sciences, Inc. 5.65%, 12/01/2041		3,199	3,871,942
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(b)		1,585	1,433,236
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	4,965,914
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023	U.S.$	6,627	6,789,494

			58,264,821

Energy–2.9%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	10,277,778
Continental Resources, Inc./OK
2.875%, 04/01/2032(b)		5,368	4,775,749
5.75%, 01/15/2031(b)		3,997	4,368,161
Devon Energy Corp. 5.60%, 07/15/2041		4,914	5,677,439
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	9,672,420
Energy Transfer LP 6.25%, 04/15/2049		3,278	3,759,964
Eni SpA 4.25%, 05/09/2029(b)		3,228	3,330,715
Marathon Petroleum Corp.
5.125%, 12/15/2026		9,518	10,142,571
6.50%, 03/01/2041		1,683	2,072,429
MPLX LP 5.20%, 03/01/2047		10,984	11,840,972
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	589,985
ONEOK Partners LP 6.125%, 02/01/2041		294	323,379
ONEOK, Inc.
4.00%, 07/13/2027		4,900	4,930,674
4.35%, 03/15/2029		4,164	4,251,402
6.35%, 01/15/2031		1,081	1,251,517
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,629,330
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	7,148,086
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,397	1,127,379
TransCanada PipeLines Ltd.
6.10%, 06/01/2040		5,470	6,719,786
6.20%, 10/15/2037		3,397	4,153,852
Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030		2,203	2,150,106

			102,193,694

Other Industrial–0.2%
Alfa SAB de CV 5.25%, 03/25/2024(b)		3,311	3,384,670
CITIC Ltd. 2.85%, 02/25/2030(b)		3,688	3,421,311

			6,805,981

Services–0.8%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		6,124	5,319,919
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	9,784,680

2	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Expedia Group, Inc.
4.625%, 08/01/2027	U.S.$	4,113	$4,280,481
6.25%, 05/01/2025(b)		211	225,656
Global Payments, Inc. 3.20%, 08/15/2029		3,208	3,050,327
Moody’s Corp. 4.25%, 02/01/2029		4,376	4,592,174
S&P Global, Inc.
4.25%, 05/01/2029(b)		1,574	1,656,273
4.75%, 08/01/2028(b)		307	329,789

			29,239,299

Technology–1.9%
Baidu, Inc.
1.625%, 02/23/2027		1,909	1,715,198
3.425%, 04/07/2030		217	208,155
Broadcom, Inc.
3.137%, 11/15/2035(b)		1,202	1,059,731
3.187%, 11/15/2036(b)		8,430	7,407,694
4.00%, 04/15/2029(b)		560	559,726
4.11%, 09/15/2028		2,151	2,182,319
4.15%, 11/15/2030		3,636	3,683,377
4.15%, 04/15/2032(b)		2,002	1,997,616
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		1,615	1,752,307
Fiserv, Inc. 3.50%, 07/01/2029		9,632	9,478,562
Infor, Inc. 1.75%, 07/15/2025(b)		2,719	2,549,525
KLA Corp. 4.10%, 03/15/2029		1,349	1,415,600
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(b)		9,627	8,650,148
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(b)		4,119	4,456,604
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030(b)		3,313	3,216,128
Oracle Corp.
2.875%, 03/25/2031		5,648	5,154,139
3.60%, 04/01/2040		3,456	2,995,799
3.65%, 03/25/2041		1,857	1,618,097
5.375%, 07/15/2040		1,114	1,175,470
SK Hynix, Inc. 2.375%, 01/19/2031(b)		1,818	1,573,297
Western Digital Corp.
2.85%, 02/01/2029		1,194	1,094,599
3.10%, 02/01/2032		589	526,484
Workday, Inc.
3.70%, 04/01/2029		999	1,000,214
3.80%, 04/01/2032		2,673	2,676,318

			68,147,107

Transportation-Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)		3,393	3,416,846
4.75%, 10/20/2028(b)		3,940	3,975,184

			7,392,030

Transportation-Railroads–0.1%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(b)	U.S.$	454	452,010
5.875%, 07/05/2034(b)		1,102	1,180,783

			1,632,793

Transportation-Services–0.0%
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	1,158,816

			444,415,712

Financial Institutions–10.4%
Banking–6.5%
ABN AMRO Bank NV 4.75%, 07/28/2025(b)		1,171	1,197,874
American Express Co. 2.55%, 03/04/2027		4,032	3,918,580
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(b)		5,996	5,612,256
Banco Santander SA 4.175%, 03/24/2028		3,200	3,222,208
Bank of America Corp.
2.299%, 07/21/2032		1,555	1,383,872
2.687%, 04/22/2032		9,685	8,901,871
Series DD 6.30%, 03/10/2026(c)		1,628	1,730,303
Series Z 6.50%, 10/23/2024(c)		2,548	2,676,878
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(c)		1,628	1,670,149
Barclays Bank PLC 6.86%, 06/15/2032(b)(c)		1,250	1,594,000
BNP Paribas SA
2.591%, 01/20/2028(b)		2,660	2,503,033
2.871%, 04/19/2032(b)		6,773	6,190,251
Capital One Financial Corp. 3.273%, 03/01/2030		4,872	4,709,860
Citigroup, Inc.
3.98%, 03/20/2030		3,617	3,681,997
4.075%, 04/23/2029		5,373	5,486,102
5.95%, 01/30/2023(c)		2,569	2,596,591
Series W 4.00%, 12/10/2025(c)		3,243	3,114,707
Citizens Financial Group, Inc. 4.30%, 12/03/2025		10,581	10,799,709
Credit Suisse Group AG
3.091%, 05/14/2032(b)		10,355	9,316,808
4.194%, 04/01/2031(b)		2,852	2,818,261
Danske Bank A/S 4.298%, 04/01/2028(b)		5,462	5,506,898
Deutsche Bank AG/New York NY
2.129%, 11/24/2026		4,221	3,919,452
2.552%, 01/07/2028		5,906	5,457,853
3.961%, 11/26/2025		1,336	1,335,265

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
Discover Bank 4.682%, 08/09/2028	U.S.$	2,264	$2,294,904
Goldman Sachs Group, Inc. (The)
2.383%, 07/21/2032		2,288	2,033,185
2.615%, 04/22/2032		7,696	6,995,202
3.102%, 02/24/2033		1,157	1,091,745
Series V 4.125%, 11/10/2026(c)		3,016	2,829,551
HSBC Holdings PLC
4.292%, 09/12/2026		819	830,466
4.583%, 06/19/2029		2,773	2,860,627
4.762%, 03/29/2033		4,160	4,273,610
6.375%, 03/30/2025(c)		10,286	10,658,867
ING Groep NV 4.017%, 03/28/2028		4,202	4,230,952
JPMorgan Chase & Co.
2.58%, 04/22/2032		9,618	8,820,283
Series I 3.769% (LIBOR 3 Month + 3.47%), 07/30/2022(c)(d)		3,323	3,323,066
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(c)(d)		1,622	1,617,734
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		1,029	987,212
Morgan Stanley
2.943%, 01/21/2033		3,280	3,073,426
Series G 3.772%, 01/24/2029		5,695	5,740,161
Nationwide Building Society 2.972%, 02/16/2028(b)		5,154	4,911,814
Santander Holdings USA, Inc.
2.49%, 01/06/2028		3,137	2,930,742
4.40%, 07/13/2027		3,049	3,101,534
Santander UK Group Holdings PLC 2.469%, 01/11/2028		5,482	5,102,536
Societe Generale SA 2.797%, 01/19/2028(b)		9,487	8,880,686
Standard Chartered PLC
1.809% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	258,903
3.971%, 03/30/2026(b)		3,723	3,719,314
7.75%, 04/02/2023(b)(c)		822	853,343
Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)		6,656	6,772,214
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,083,873
UBS Group AG 7.00%, 01/31/2024–02/19/2025(b)(c)		3,426	3,581,239
UniCredit SpA
1.982%, 06/03/2027(b)		669	604,656
2.569%, 09/22/2026(b)		5,891	5,460,368
3.127%, 06/03/2032(b)		1,858	1,636,266
US Bancorp Series J 5.30%, 04/15/2027(c)	U.S.$	3,485	3,447,885
Wells Fargo & Co.
3.35%, 03/02/2033		8,799	8,555,708
3.584%, 05/22/2028		2,117	2,116,428
Series BB
3.90%, 03/15/2026(c)		2,664	2,542,655

			231,565,933

Brokerage–0.5%
Charles Schwab Corp. (The)
Series G 5.375%, 06/01/2025(c)		3,271	3,396,999
Series I 4.00%, 06/01/2026(c)		7,570	7,264,096
Nomura Holdings, Inc. 2.999%, 01/22/2032		7,689	7,063,731

			17,724,826

Finance–1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
3.30%, 01/30/2032		5,759	5,205,560
6.50%, 07/15/2025		613	650,105
Air Lease Corp.
2.10%, 09/01/2028		2,650	2,355,135
2.875%, 01/15/2026		718	693,093
3.625%, 04/01/2027		303	297,195
Aircastle Ltd.
2.85%, 01/26/2028(b)		8,390	7,559,474
4.125%, 05/01/2024		1,481	1,477,786
4.25%, 06/15/2026		530	522,654
5.25%, 08/11/2025(b)		3,730	3,803,779
Aviation Capital Group LLC
1.95%, 01/30/2026–09/20/2026(b)		6,032	5,529,016
3.50%, 11/01/2027(b)		1,314	1,244,634
4.125%, 08/01/2025(b)		35	34,726
4.375%, 01/30/2024(b)		1,300	1,308,216
4.875%, 10/01/2025(b)		1,447	1,469,530
5.50%, 12/15/2024(b)		3,623	3,734,262
CDBL Funding 1 3.50%, 10/24/2027(b)		5,770	5,605,151
Synchrony Financial
2.875%, 10/28/2031		4,872	4,329,454
4.50%, 07/23/2025		3,859	3,940,772

			49,760,542

Insurance–1.2%
Alleghany Corp. 3.625%, 05/15/2030		7,452	7,500,885
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	3,167,575
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	6,214,468

4	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)	U.S.$	2,058	$3,130,403
Prudential Financial, Inc.
5.20%, 03/15/2044		1,970	1,963,578
5.375%, 05/15/2045		615	617,300
5.625%, 06/15/2043		1,099	1,113,254
5.875%, 09/15/2042		8,905	8,949,525
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000	5,188,350
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	3,105,372

			40,950,710

Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	661,950

REITs–0.8%
American Tower Corp.
3.65%, 03/15/2027		3,517	3,511,373
4.05%, 03/15/2032		874	876,631
Digital Realty Trust LP 3.60%, 07/01/2029		6,738	6,692,182
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		4,731	4,288,983
Host Hotels & Resorts LP
Series E 4.00%, 06/15/2025		3,958	3,999,163
Series I 3.50%, 09/15/2030		1,343	1,279,301
Series J 2.90%, 12/15/2031		2,126	1,903,705
Vornado Realty LP 3.40%, 06/01/2031		7,733	7,243,269

			29,794,607

			370,458,568

Utility–0.6%
Electric–0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,670	1,573,975
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(b)		3,081	2,322,882
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641	3,235,793
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834	3,502,838
Entergy Corp. 1.90%, 06/15/2028		8,687	7,870,509

			18,505,997

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029	U.S.$	1,654	1,661,195

			20,167,192

Total Corporates—Investment Grade (cost $886,899,893)			835,041,472

MORTGAGE PASS-THROUGHS–11.5%
Agency Fixed Rate 30-Year–10.9%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 09/01/2049–11/01/2049		16,994	17,153,670
Series 2020 3.50%, 01/01/2050		5,766	5,837,577
Federal Home Loan Mortgage Corp. Gold
Series 2003 5.00%, 08/01/2033		1	719
Series 2007 5.50%, 07/01/2035		633	681,449
Series 2016 4.00%, 02/01/2046		5,202	5,388,811
Series 2017 4.00%, 07/01/2044		3,762	3,899,394
Series 2018
4.00%, 08/01/2048		2,538	2,618,631
4.50%, 10/01/2048–11/01/2048		9,808	10,324,198
5.00%, 09/01/2048–11/01/2048		3,837	4,065,584
Federal National Mortgage Association
Series 2001 6.50%, 08/01/2031		1	1,464
Series 2003 5.50%, 04/01/2033–11/01/2033		1,730	1,856,421
Series 2004 5.50%, 04/01/2034–11/01/2034		1,511	1,628,502
6.50%, 08/01/2034		1	1,404
Series 2005 5.50%, 02/01/2035		1,334	1,437,470
Series 2006 5.50%, 04/01/2036		242	263,083
Series 2007 5.50%, 09/01/2036		519	559,633
Series 2008 6.00%, 03/01/2037		3	3,842
Series 2010 4.00%, 12/01/2040		2,394	2,478,465
Series 2012 3.50%, 02/01/2042–01/01/2043		20,256	20,761,943
Series 2013 3.50%, 04/01/2043		9,402	9,627,328
4.00%, 10/01/2043		7,602	7,914,123
Series 2015 3.00%, 05/01/2045–08/01/2045		8,435	8,389,580
Series 2018
3.50%, 02/01/2048–05/01/2048		5,018	5,071,269
4.50%, 09/01/2048		8,234	8,661,608

Schedule of Investments—Intermediate Duration Portfolio	5

Principal Amount (000)				U.S. $ Value
Series 2019 3.50%, 08/01/2049–11/01/2049	U.S.$	18,432		$18,593,692
Series 2020 3.50%, 01/01/2050		5,626		5,683,628
Series 2022 3.00%, 02/01/2052–03/01/2052		49,202		48,412,166
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–12/20/2046		3,466		3,471,448
Uniform Mortgage-Backed Security
Series 2022
2.00%, 04/01/2052, TBA		16,402		15,232,077
2.50%, 04/01/2052, TBA		73,165		69,861,147
3.00%, 04/01/2052, TBA		107,055		104,804,754

				384,685,080

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association
Series 2012 2.50%, 04/01/2027		10		10,405
Series 2016 2.50%, 02/01/2031–01/01/2032		19,876		19,761,471
Series 2017 2.50%, 01/01/2032–02/01/2032		2,823		2,806,179

				22,578,055

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029–10/01/2029		318		332,145

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006 2.595% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	158
Series 2007 2.60% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		0	**	391

				549

Total Mortgage Pass-Throughs (cost $417,027,823)				407,595,829

COLLATERALIZED MORTGAGE OBLIGATIONS–7.3%
Risk Share Floating Rate–5.0%
Bellemeade Re Ltd.
Series 2018-3A, Class M1B 2.307% (LIBOR 1 Month + 1.85%), 10/25/2028(b)(d)		1,763		1,756,855
Series 2019-3A, Class M1B 2.057% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		2,126		2,123,471
Series 2019-3A, Class M1C 2.407% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		575		571,423
Series 2020-3A, Class M1B 3.307% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(d)	U.S.$	1,645		1,650,479
Series 2021-1A, Class M1C 3.049% (SOFR + 2.95%), 03/25/2031(b)(d)		4,197		4,174,470
Series 2021-2A, Class M1B 1.599% (SOFR + 1.50%), 06/25/2031(b)(d)		7,664		7,477,242
Series 2021-3A, Class A2 1.099% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199		7,095,256
Series 2022-1, Class M1B 2.249% (SOFR + 2.15%), 01/26/2032(b)(d)		3,969		3,953,253
Connecticut Avenue Securities Trust
Series 2021-R03, Class 1M2 1.749% (SOFR + 1.65%), 12/25/2041(b)(d)		3,513		3,325,679
Series 2022-R01, Class 1M2 1.999% (SOFR + 1.90%), 12/25/2041(b)(d)		9,352		8,919,021
Series 2022-R02, Class 2M1 1.299% (SOFR + 1.20%), 01/25/2042(b)(d)		9,690		9,610,014
Series 2022-R03, Class 1M2 3.59% (SOFR + 3.50%), 03/25/2042(b)(d)		6,435		6,498,977
Eagle Re Ltd.
Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617		614,782
Series 2020-1, Class M1A 1.357% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		6,400		6,352,061
Series 2021-2, Class M1B 2.149% (SOFR + 2.05%), 04/25/2034(b)(d)		2,360		2,324,574
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(d)		448		453,344
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		478		485,666
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		1,781		1,804,159
Series 2016-HQA3, Class M3 4.307% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		1,507		1,541,178
Series 2017-HQA2, Class M2B 3.107% (LIBOR 1 Month + 2.65%), 12/25/2029(d)		5,358		5,462,457
Series 2020-DNA5, Class M2 2.899% (SOFR + 2.80%), 10/25/2050(b)(d)		3,775		3,781,736

6	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2021-DNA3, Class M2 2.199% (SOFR + 2.10%), 10/25/2033(b)(d)	U.S.$	3,221	$3,147,409
Series 2021-DNA5, Class M2 1.749% (SOFR + 1.65%), 01/25/2034(b)(d)		2,871	2,824,158
Series 2021-DNA6, Class M2 1.599% (SOFR + 1.50%), 10/25/2041(b)(d)		9,778	9,299,462
Series 2021-DNA7, Class M2 1.899% (SOFR + 1.80%), 11/25/2041(b)(d)		9,563	9,095,819
Series 2021-HQA3, Class M1 0.949% (SOFR + 0.85%), 09/25/2041(b)(d)		3,525	3,438,230
Series 2021-HQA4, Class M2 2.449% (SOFR + 2.35%), 12/25/2041(b)(d)		6,126	5,757,933
Series 2022-DNA1, Class M1A 1.099% (SOFR + 1.00%), 01/25/2042(b)(d)		4,222	4,147,957
Series 2022-DNA1, Class M1B 1.949% (SOFR + 1.85%), 01/25/2042(b)(d)		4,940	4,656,349
Series 2022-DNA2, Class M1B 2.499% (SOFR + 2.40%), 02/25/2042(b)(d)		7,072	6,881,427
Series 2022-HQA1, Class M1B 3.55% (SOFR + 3.50%), 03/25/2042(b)(d)		1,664	1,694,543
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C03, Class 2M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		20	20,119
Series 2015-C04, Class 1M2 6.157% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,214	1,298,371
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		490	516,312
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		1,646	1,713,467
Series 2016-C05, Class 2M2 4.907% (LIBOR 1 Month + 4.45%), 01/25/2029(d)		4,160	4,319,169
Series 2016-C06, Class 1M2 4.707% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		1,051	1,097,469
Series 2016-C07, Class 2M2 4.807% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		748	779,010
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(d)		3,026	3,080,568
Series 2021-R02, Class 2M2 2.099% (SOFR + 2.00%), 11/25/2041(b)(d)	U.S.$	4,242	4,045,835
Home Re Ltd.
Series 2020-1, Class M1B 3.707% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(d)		1,815	1,816,219
Series 2021-2, Class M1B 1.699% (SOFR + 1.60%), 01/25/2034(b)(d)		4,253	4,176,211
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(e)		247	242,349
Oaktown Re VII Ltd. Series 2021-2, Class M1A 1.699% (SOFR + 1.60%), 04/25/2034(b)(d)		6,767	6,685,776
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A 3.195% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		3,275	3,247,603
Series 2019-3R, Class A 3.145% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(d)		275	274,528
Series 2020-1R, Class A 2.795% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(e)		1,141	1,136,723
Radnor Re Ltd.
Series 2019-1, Class M1B 2.407% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,660,421
Series 2019-2, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		2,666	2,663,829
Series 2020-1, Class M1A 1.407% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(d)		1,924	1,910,127
Traingle Re Ltd. Series 2021-3, Class M1A 1.999% (SOFR + 1.90%), 02/25/2034(b)(d)		5,007	4,979,206
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2 5.707% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(e)		1,135	1,059,900
Series 2015-WF1, Class 2M2 5.957% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(e)		303	286,617

			178,929,213

Non-Agency Fixed Rate–1.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		314	261,023

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
Series 2006-24CB, Class A16 5.75%, 08/25/2036	U.S.$	2,165	$1,557,543
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,482	1,009,463
Series 2006-J1, Class 1A13 5.50%, 02/25/2036		538	462,186
Bayview MSR Opportunity Master Fund Trust Series 2021-2, Class A2 2.50%, 06/25/2051(b)		2,562	2,377,361
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(b)		6,848	6,339,096
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		644	385,099
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(b)		5,811	5,359,277
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(b)		5,531	5,107,815
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(b)		8,125	7,538,267
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(b)		7,156	6,639,656

			37,036,786

Agency Fixed Rate–0.6%
Federal Home Loan Mortgage Corp. REMICs
Series 5008, Class AI 3.50%, 09/25/2050(f)		11,290	1,785,923
Series 5015, Class BI 4.00%, 09/25/2050(f)		15,508	2,617,159
Series 5040, Class AI 3.50%, 11/25/2050(f)		8,300	1,392,286
Series 5043, Class IO 5.00%, 11/25/2050(f)		18,324	3,745,512
Series 5049, Class CI 3.50%, 12/25/2050(f)		16,029	2,422,079
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.727%, 05/28/2035		1,531	1,431,606
Federal National Mortgage Association REMICs
Series 2015-30, Class EI 5.00%, 05/25/2045(f)		8,067	1,331,221
Series 2020-89, Class KI 4.00%, 12/25/2050(f)		31,828	5,779,102

			20,504,888

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS 5.703% (6.10%–LIBOR 1 Month), 12/15/2044(d)(g)	U.S.$	8,542	1,261,743
Series 4585, Class DS 5.603% (6.00%–LIBOR 1 Month), 05/15/2046(d)(g)		5,523	911,191
Series 4693, Class SL 5.753% (6.15%–LIBOR 1 Month), 06/15/2047(d)(g)		3,457	572,296
Series 4954, Class SL 5.593% (6.05%–LIBOR 1 Month), 02/25/2050(d)(g)		2,671	417,947
Series 4981, Class HS 5.643% (6.10%–LIBOR 1 Month), 06/25/2050(d)(g)		22,617	3,194,732
Federal National Mortgage Association REMICs
Series 2011-131, Class ST 6.083% (6.54%–LIBOR 1 Month), 12/25/2041(d)(g)		5,031	841,595
Series 2014-17, Class SA 5.593% (6.05%–LIBOR 1 Month), 04/25/2044(d)(g)		9,685	1,800,723
Series 2015-26, Class SH 5.993% (6.45%–LIBOR 1 Month), 05/25/2045(d)(g)		6,532	1,235,717
Series 2016-106, Class ES 5.543% (6.00%–LIBOR 1 Month), 01/25/2047(d)(g)		3,841	599,497
Series 2017-62, Class AS 5.693% (6.15%–LIBOR 1 Month), 08/25/2047(d)(g)		5,212	848,746
Series 2017-81, Class SA 5.743% (6.20%–LIBOR 1 Month), 10/25/2047(d)(g)		8,662	1,442,446
Series 2017-97, Class SW 5.743% (6.20%–LIBOR 1 Month), 12/25/2047(d)(g)		7,105	1,244,401
Government National Mortgage Association
Series 2017-43, Class ST 5.651% (6.10%–LIBOR 1 Month), 03/20/2047(d)(g)		8,028	1,272,231
Series 2017-122, Class SA 5.751% (6.20%–LIBOR 1 Month), 08/20/2047(d)(g)		5,907	855,606
Series 2017-134, Class MS 5.751% (6.20%–LIBOR 1 Month), 09/20/2047(d)(g)		6,511	987,196

			17,486,067

8	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.837% (LIBOR 1 Month + 0.38%), 12/25/2036(d)	U.S.$	4,017	$1,806,883
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.957% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		801	706,688
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.557% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		907	905,107

			3,418,678

Total Collateralized Mortgage Obligations (cost $265,190,338)			257,375,632

COMMERCIAL MORTGAGE-BACKED SECURITIES–4.7%
Non-Agency Floating Rate CMBS–2.7%
AREIT CRE Trust Series 2022-CRE6, Class A 1.30% (SOFR + 1.25%), 11/17/2024(b)(d)		12,910	12,774,026
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.397% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(d)		3,799	3,765,685
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.397% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)		10,570	10,289,364
BBCMS Mortgage Trust Series 2020-BID, Class A 2.537% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)		7,708	7,701,020
BCP Trust Series 2021-330N, Class A 1.196% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(d)		1,369	1,339,544
BFLD Trust Series 2021-FPM, Class A 1.997% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,587,939
BHMS Series 2018-ATLS, Class A 1.647% (LIBOR 1 Month + 1.25%), 07/15/2035(b)(d)		5,580	5,522,462
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.217% (LIBOR 1 Month + 0.82%), 06/15/2035(b)(d)		4,000	3,956,546
BX Commercial Mortgage Trust
Series 2019-IMC, Class D 2.297% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)	U.S.$	1,772	1,729,785
Series 2019-IMC, Class E 2.547% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,430,327
BX Trust Series 2018-EXCL, Class A 1.485% (LIBOR 1 Month + 1.09%), 09/15/2037(b)(d)		4,839	4,784,918
CLNY Trust Series 2019-IKPR, Class D 2.422% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(d)		5,360	5,239,216
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.479% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(d)		5,912	5,856,670
Great Wolf Trust Series 2019-WOLF, Class A 1.431% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(d)		5,961	5,882,400
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.597% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(d)		1,456	1,455,147
Series 2019-SMP, Class A 1.547% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(d)		1,700	1,680,928
Invitation Homes Trust
Series 2018-SFR2, Class C 1.677% (LIBOR 1 Month + 1.28%), 06/17/2037(b)(d)		2,050	2,031,132
Series 2018-SFR3, Class C 1.741% (LIBOR 1 Month + 1.30%), 07/17/2037(b)(d)		988	983,017
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.597% (LIBOR 1 Month + 1.95%), 11/15/2026(d)(e)		1,989	1,832,428
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.897% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(d)		2,750	2,736,449

			97,579,003

Non-Agency Fixed Rate CMBS–2.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		2,805	2,566,377
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871	869,652

Schedule of Investments—Intermediate Duration Portfolio	9

Principal Amount (000)			U.S. $ Value
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052	U.S.$	3,523	$3,560,853
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(b)		11,325	11,362,584
Commercial Mortgage Trust
Series 2012-CR3, Class E 4.752%, 10/15/2045(b)		3,938	2,331,838
Series 2013-SFS, Class A1 1.873%, 04/12/2035(b)		717	712,890
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.163%, 08/10/2044(b)		333	154,467
Series 2013-G1, Class A1 2.059%, 04/10/2031(b)		81	80,862
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		6,804	6,755,827
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)		2,420	2,322,870
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		4,918	4,832,962
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)		249	240,433
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		6,860	6,653,255
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.549%, 08/15/2046(b)		2,527	1,561,577
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,850,168
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,411,758
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2011-C5, Class D 5.735%, 08/15/2046(b)		128	126,594
Series 2012-C6, Class E 5.27%, 05/15/2045(b)		3,967	2,776,858
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	2,896,504
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	340,025
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		5,322	5,309,505
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class AS 4.047%, 09/15/2048	U.S.$	2,906	2,920,190
Series 2016-C35, Class XA 1.888%, 07/15/2048(f)		21,226	1,348,923
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,241,382
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.123%, 03/15/2045(b)(f)		53,637	291,435
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,626,084
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,467,856

			69,613,729

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.099% (SOFR + 2.00%), 01/25/2051(b)(d)		1,180	1,140,407

Total Commercial Mortgage-Backed Securities (cost $174,571,147)			168,333,139

ASSET-BACKED SECURITIES–4.2%
Other ABS-Fixed Rate–2.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		8,426	7,664,022
Affirm Asset Securitization Trust
Series 2020-A, Class A 2.10%, 02/18/2025(b)		3,961	3,954,147
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		2,711	2,667,820
Series 2021-Z2, Class A 1.17%, 11/16/2026(b)		2,541	2,494,982
Series 2022-X1, Class A 1.75%, 02/15/2027(b)		9,014	8,908,845
Atalaya Equipment Leasing Trust
Series 2021-1A, Class A1 0.326%, 11/15/2022(b)		1,600	1,598,115
Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,694,160
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		2,059	2,023,248
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		1,764	1,667,393
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		2,202	2,069,493

10	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)	U.S.$	7,310	$7,280,467
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		884	884,617
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	469,293
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)(h)		3,651	3,404,244
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	7,140,547
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,398	4,087,378
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		17	16,711
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		2,538	2,364,861
Hardee’s Funding LLC
Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		3,233	3,353,533
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		2,618	2,537,823
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		4,058	3,843,587
Neighborly Issuer LLC
Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,232	3,033,035
Series 2022-1A, Class A2 3.695%, 01/30/2052(b)		5,523	5,141,455
Nelnet Student Loan Trust
Series 2021-BA, Class B 2.68%, 04/20/2062(b)		2,008	1,839,370
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		3,421	3,102,575
Series 2021-DA, Class B 2.90%, 04/20/2062(b)		3,096	2,897,665
Upstart Securitization Trust
Series 2020-3, Class A 1.702%, 11/20/2030(b)		1,017	1,015,288
Series 2021-3, Class B 1.66%, 07/20/2031(b)		5,220	4,929,858

			92,084,532

Autos-Fixed Rate–1.2%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A 4.00%, 03/20/2025(b)		6,700	6,805,512
Carvana Auto Receivables Trust
Series 2021-N3, Class C 1.02%, 06/12/2028	U.S.$	3,439	3,323,284
Series 2021-N4, Class D 2.30%, 09/11/2028		3,177	3,049,124
Series 2021-P4, Class D 2.61%, 09/11/2028		4,063	3,815,465
CPS Auto Receivables Trust
Series 2021-C, Class D 1.69%, 06/15/2027(b)		5,050	4,757,039
Series 2022-A, Class C 2.17%, 04/16/2029(b)		5,564	5,355,468
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		3,077	2,992,403
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		84	84,274
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	5,264,804
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(b)		5,153	5,049,964
Santander Bank NA-SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)		4,341	4,263,849

			44,761,186

Credit Cards-Fixed Rate–0.4%
Brex Commercial Charge Card Master Trust
Series 2021-1, Class A 2.09%, 07/15/2024(b)		4,282	4,233,544
Series 2022-1, Class A 4.63%, 07/15/2025(b)		7,665	7,653,356
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)		1,601	1,564,897

			13,451,797

Home Equity Loans-Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.057% (LIBOR 1 Month + 0.60%), 04/25/2034(d)		3	2,945

Total Asset-Backed Securities (cost $156,583,524)			150,300,460

COLLATERALIZED LOAN OBLIGATIONS–2.5%
CLO-Floating Rate–2.5%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.454% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)		6,496	6,452,171

Schedule of Investments—Intermediate Duration Portfolio	11

	Principal Amount (000)			U.S. $ Value
Dryden 78 CLO Ltd.
Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)	U.S.$		4,670	$4,632,252
Series 2020-78A, Class D 3.241% (LIBOR 3 Month + 3.00%), 04/17/2033(b)(d)			2,130	2,086,501
Elevation CLO Ltd. Series 2020-11A, Class D1 4.091% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)			4,500	4,376,858
Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.384% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)			5,900	5,856,794
Elmwood CLO XII Ltd. Series 2021-5A, Class D 3.171% (LIBOR 3 Month + 3.05%), 01/20/2035(b)(d)			2,100	2,056,761
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.358% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)			4,290	4,254,367
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.324% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)			6,000	5,930,148
Madison Park Funding LI Ltd. Series 2021-51A, Class D 3.298% (LIBOR 3 Month + 3.05%), 07/19/2034(b)(d)			3,471	3,406,164
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 3.041% (LIBOR 3 Month + 2.80%), 07/16/2035(b)(d)			250	240,835
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.371% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)			6,600	6,559,067
OCP CLO Ltd. Series 2020-18A, Class AR 1.344% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)			8,088	7,982,824
Pikes Peak CLO 8 Series 2021-8A, Class A 1.424% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)			7,300	7,258,536
Rad CLO 7 Ltd. Series 2020-7A, Class C 2.241% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)			2,090	2,088,721
Rad CLO 11 Ltd. Series 2021-11A, Class D 3.141% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)			3,800	3,697,772
Regatta XX Funding Ltd. Series 2021-2A, Class A 1.401% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)		U.S.$	11,084	10,976,156
Rockford Tower CLO Ltd.
Series 2021-2A, Class A1 1.414% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)			5,449	5,403,200
Series 2021-3A, Class D 3.377% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)			3,200	3,144,595
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 3.181% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)			1,900	1,860,786
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)			1,850	1,769,359

Total Collateralized Loan Obligations (cost $91,161,371)				90,033,867

CORPORATES-NON-INVESTMENT GRADE–2.1%

Industrial–1.6%
Capital Goods–0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(b)			6,296	5,714,879
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)		EUR	1,444	1,579,294

				7,294,173

Communications-Media–0.5%
Altice Financing SA 3.00%, 01/15/2028(b)			2,174	2,123,267
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030–06/01/2033(b)		U.S.$	6,548	5,935,883
4.75%, 02/01/2032(b)			1,041	970,129
DISH DBS Corp. 5.75%, 12/01/2028(b)			3,890	3,693,049
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)		EUR	2,174	2,439,715
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)			2,093	2,091,275

				17,253,318

Communications-Telecommunications–0.2%
Altice France SA/France 3.375%, 01/15/2028(b)			1,024	1,028,865
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)			2,174	2,316,195
Lumen Technologies, Inc. 4.50%, 01/15/2029(b)		U.S.$	4,277	3,680,744

				7,025,804

12	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical-Automotive–0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(b)	EUR	2,174	$2,363,188
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	U.S.$	2,195	2,231,635
ZF Finance GmbH 3.75%, 09/21/2028(b)	EUR	1,400	1,470,197

			6,065,020

Consumer Cyclical-Entertainment–0.2%
Carnival Corp. 4.00%, 08/01/2028(b)	U.S.$	5,633	5,250,632

Consumer Cyclical-Other–0.0%
NH Hotel Group SA 4.00%, 07/02/2026(b)	EUR	694	748,997

Consumer Non-Cyclical–0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)	U.S.$	3,900	3,520,608
IQVIA, Inc. 2.25%, 03/15/2029(b)	EUR	1,420	1,438,073
Nobel Bidco BV 3.125%, 06/15/2028(b)		2,174	2,142,266
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)		1,420	1,497,625

			8,598,572

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)		2,174	2,257,850

Technology–0.0%
Playtech PLC 4.25%, 03/07/2026(b)		1,420	1,574,048

Transportation-Airlines–0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(b)		800	851,148

			56,919,562

Financial Institutions–0.4%
Banking–0.4%
Credit Suisse Group AG
6.375%, 08/21/2026(b)(c)	U.S.$	611	603,937
7.50%, 07/17/2023–12/11/2023(b)(c)		8,565	8,737,671
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	6,261,325

			15,602,933

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)		2,589	2,520,314

Total Corporates—Non-Investment Grade (cost $80,056,499)			75,042,809

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–1.0%
United States–1.0%
Port Authority of New York & New Jersey
Series 2020-A
1.086%, 07/01/2023	U.S.$	4,170	4,120,381
State Board of Administration Finance Corp.
Series 2020-A
1.705%, 07/01/2027		6,821	6,357,886
State of California
Series 2010
7.625%, 03/01/2040		8,520	12,541,568
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035		4,785	4,833,827
University of California
Series 2021-B
3.071%, 05/15/2051		7,960	6,929,049

Total Local Governments—US Municipal Bonds (cost $32,308,634)			34,782,711

EMERGING MARKETS-CORPORATE BONDS–0.6%

Industrial–0.6%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(b)		1,862	1,694,769
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		1,602	1,533,915

			3,228,684

Capital Goods–0.3%
Cemex SAB de CV 3.875%, 07/11/2031(b)		6,305	5,761,193
Embraer Netherlands Finance BV
5.40%, 02/01/2027		4,960	4,969,300
6.95%, 01/17/2028(b)		1,797	1,895,049
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	20,511

			12,646,053

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	729,094

Consumer Cyclical-Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	2,417,818

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(b)		1,272	1,238,451
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	1,420	1,479,371

			2,717,822

			21,739,471

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)			U.S. $ Value

Utility–0.0%
Electric–0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)	U.S.$		565	$561,638

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(b)(i)			2,352	84,096
7.125%, 12/26/2046(b)(i)			671	23,543

				107,639

Total Emerging Markets—Corporate Bonds (cost $28,598,547)				22,408,748

QUASI-SOVEREIGNS–0.4%

Quasi-Sovereign Bonds–0.4%
Indonesia–0.2%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(b)			2,207	2,254,142
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)			2,363	2,539,191

				4,793,333

Mexico–0.2%
Comision Federal de Electricidad
3.348%, 02/09/2031(b)			6,919	6,066,233
4.688%, 05/15/2029(b)			1,800	1,776,150

				7,842,383

Total Quasi-Sovereigns (cost $13,268,369)				12,635,716

EMERGING MARKETS-SOVEREIGNS–0.3%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b)			8,182	7,413,915

Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(b)			4,439	3,717,662

Total Emerging Markets—Sovereigns (cost $12,442,103)				11,131,577

			Shares

COMMON STOCKS–0.3%

Financials–0.3%
Insurance–0.3%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k)(l)			9,249	8,492,037
Mt Logan Re Ltd. (Special Investment)(h)(j)(l)			1,463	1,461,619

Total Common Stocks (cost $9,248,550)				9,953,656

	Principal Amount (000)

GOVERNMENTS-SOVEREIGN BONDS–0.2%
Colombia–0.0%
Colombia Government International Bond 3.125%, 04/15/2031		U.S.$	2,490	2,106,851

Qatar–0.1%
Qatar Government International Bond 3.40%, 04/16/2025(b)			2,155	2,190,019

Saudi Arabia–0.1%
Saudi Government International Bond 2.90%, 10/22/2025(b)			4,056	4,081,228

Total Governments—Sovereign Bonds (cost $8,683,895)				8,378,098

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Bank 2.50%, 02/13/2024 (cost $6,161,568)			6,170	6,193,278

SHORT-TERM INVESTMENTS–3.5%

Governments-Treasuries–2.2%
Japan–2.2%
Japan Treasury Discount Bill Series 1062 Zero Coupon, 06/06/2022 (cost $77,870,200)		JPY	9,402,550	77,247,810

U.S. Treasury Bills–1.3%
U.S. Treasury Bill Zero Coupon, 04/21/2022-05/19/2022 (cost $45,806,558)		U.S.$	45,808	45,798,716

Total Short-Term Investments (cost $123,676,758)				123,046,526

Total Investments—103.4% (cost $3,809,291,175)				3,669,756,665

Other assets less liabilities—(3.4)%				(120,748,755)

Net Assets—100.0%				$3,549,007,910

14	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	1,063	June 2022	$151,532,078	$746,801
U.S. 10 Yr Ultra Futures	911	June 2022	123,412,031	(5,475,938)
U.S. T-Note 2 Yr (CBT) Futures	1,914	June 2022	405,618,471	(4,662,425)
U.S. T-Note 5 Yr (CBT) Futures	2,468	June 2022	283,048,750	(6,312,246)
U.S. Ultra Bond (CBT) Futures	325	June 2022	57,565,625	(1,571,289)

				$(17,275,097)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,770	AUD	3,853	04/28/2022	$114,392
Barclays Bank PLC	JPY	9,404,167	USD	77,959	04/28/2022	677,536
BNP Paribas SA	USD	38,960	CAD	49,546	04/22/2022	668,187
Citibank, NA	AUD	107,889	USD	76,196	04/28/2022	(4,560,128)
Citibank, NA	USD	38,697	AUD	53,370	04/28/2022	1,250,814
Goldman Sachs Bank USA	MYR	38,425	USD	9,052	06/16/2022	(46,490)
Morgan Stanley Capital Services, Inc.	CAD	95,157	USD	74,839	04/22/2022	(1,269,718)
State Street Bank & Trust Co.	EUR	850	USD	973	05/12/2022	31,714
State Street Bank & Trust Co.	USD	98	EUR	89	05/12/2022	890
State Street Bank & Trust Co.	USD	43	EUR	38	05/12/2022	(1,212)
UBS AG	USD	2,537	AUD	3,378	04/28/2022	(8,875)
UBS AG	EUR	25,270	USD	28,916	05/12/2022	926,970

						$(2,215,920)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	81,640	$(4,592,400)	$(3,894,629)	$(697,771)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	$806,853	$—	$806,853

Schedule of Investments—Intermediate Duration Portfolio	15

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	37	$(9,084)	$(5,694)	$(3,390)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	123	(30,046)	(14,100)	(15,946)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	153	(37,267)	(19,016)	(18,251)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	132	(32,143)	(12,723)	(19,420)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	186	(45,187)	(22,311)	(22,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	249	(60,559)	(35,122)	(25,437)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	219	(53,338)	(27,203)	(26,135)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	215	(52,407)	(25,876)	(26,531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	228	(55,435)	(28,611)	(26,824)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	237	(57,764)	(30,521)	(27,243)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	301	(73,369)	(36,226)	(37,143)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	306	(74,534)	(33,206)	(41,328)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	413	(100,621)	(47,219)	(53,402)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	440	(107,143)	(47,734)	(59,409)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	613	(149,301)	(63,770)	(85,531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,434	(592,778)	(182,697)	(410,081)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(233)	(113)	(120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,108	(513,353)	(296,372)	(216,981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,315	(320,263)	(101,069)	(219,194)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,699	(413,664)	(133,320)	(280,344)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,066	(503,104)	(116,602)	(386,502)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,130	(1,979,809)	(532,689)	(1,447,120)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	142	(34,472)	(20,375)	(14,097)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	330	(80,357)	(36,657)	(43,700)

16	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,614	$(392,933)	$(249,927)	$(143,006)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,431	(348,446)	(170,870)	(177,576)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,896	(461,645)	(276,162)	(185,483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,253	(548,523)	(353,911)	(194,612)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,652	(402,251)	(197,255)	(204,996)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,171	(772,125)	(343,699)	(428,426)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,171	(772,125)	(343,565)	(428,560)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	7,244	(583,983)	(134,297)	(449,686)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,386	(1,068,165)	(298,221)	(769,944)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	295	(71,739)	(27,235)	(44,504)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	309	(75,233)	(28,570)	(46,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	397	(96,662)	(46,132)	(50,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	589	(143,478)	(71,251)	(72,227)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,205	(293,478)	(141,299)	(152,179)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,260	(306,754)	(116,145)	(190,609)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,910	(465,138)	(127,643)	(337,495)

						$(12,178,909)	$(4,795,408)	$(7,383,501)

* Termination date

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $909,908,515 or 25.6% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.56% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$2,419,395	$2,322,870	0.07%

Schedule of Investments—Intermediate Duration Portfolio	17

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	$5,049,314	$4,832,962	0.14%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	255,066	240,433	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,322,125	6,653,255	0.19%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.707%, 11/25/2024	11/06/2015	245,904	242,349	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.597%, 11/15/2026	11/16/2015	1,986,014	1,832,428	0.05%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.795%, 02/27/2023	02/11/2020	1,141,110	1,136,723	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	561,638	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.707%, 11/25/2025	09/28/2015	1,139,363	1,059,900	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.957%, 11/25/2025	09/28/2015	302,084	286,617	0.01%

(f)	IO—Interest Only.
(g)	Inverse interest only security.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.
(j)	Non-income producing security.
(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$9,248,550	$8,492,037	0.24%

(l)	Fair valued by the Adviser.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

EUR—Euro

JPY—Japanese Yen

MYR—Malaysian Ringgit

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

March 31, 2022 (unaudited)

	Principal Amount (000)			U.S. $ Value

GOVERNMENTS-TREASURIES–60.9%
United States–60.9%
U.S. Treasury Notes 0.125%, 08/31/2022(a)		U.S.$	59,365	$59,160,733
0.125%, 08/31/2023			3,984	3,877,125
0.375%, 11/30/2025			96	88,397
0.75%, 08/31/2026			1,749	1,623,476
0.875%, 01/31/2024			2,481	2,419,070
1.50%, 02/29/2024			7,196	7,097,154
1.875%, 02/28/2027			2,491	2,428,044
2.875%, 09/30/2023			65,215	65,958,859

Total Governments—Treasuries (cost $145,130,977)				142,652,858

CORPORATES-INVESTMENT GRADE–8.1%

Financial Institutions–5.0%
Banking–3.5%
American Express Co. 2.55%, 03/04/2027			262	254,630
Banco Santander SA 4.175%, 03/24/2028			200	201,388
Bank of America Corp. 1.734%, 07/22/2027			790	734,353
BNP Paribas SA 2.591%, 01/20/2028(b)			490	461,085
Capital One Financial Corp. 2.636%, 03/03/2026			597	584,517
Citigroup, Inc. 3.106%, 04/08/2026			346	343,090
Cooperatieve Rabobank UA 3.75%, 07/21/2026			282	280,249
Credicorp Ltd. 2.75%, 06/17/2025(b)			389	373,216
Credit Suisse AG 6.50%, 08/08/2023(b)			561	575,238
Danske Bank A/S 3.773%, 03/28/2025(b)			353	354,080
Deutsche Bank AG/New York NY 3.95%, 02/27/2023			234	236,422
Goldman Sachs Group, Inc. (The) 2.64%, 02/24/2028			239	228,740
3.75%, 05/22/2025			222	225,483
HSBC Holdings PLC 2.999%, 03/10/2026			595	583,517
ING Groep NV 4.017%, 03/28/2028			355	357,446
Morgan Stanley 2.475%, 01/21/2028			303	288,956
Nationwide Building Society 2.972%, 02/16/2028(b)	U.S.$		310	295,433
NatWest Markets PLC 3.625%, 09/29/2022(b)			825	831,740
Santander Holdings USA, Inc. 2.49%, 01/06/2028			185	172,836
Societe Generale SA 2.797%, 01/19/2028(b)			367	343,545
Standard Chartered PLC 0.991%, 01/12/2025(b)			621	593,539

				8,319,503

Brokerage–0.1%
Charles Schwab Corp., (The) 2.45%, 03/03/2027			346	335,942

Finance–0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.45%, 10/29/2026			595	550,036
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(b)			397	363,878
5.50%, 12/15/2024(b)			65	66,996
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)			900	903,051

				1,883,961

Insurance–0.3%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)			650	651,989

REITs–0.3%
American Tower Corp. 3.65%, 03/15/2027			235	234,624
Vornado Realty LP 2.15%, 06/01/2026			426	398,949

				633,573

				11,824,968

Industrial–3.1%
Communications-Media–0.5%
Magallanes, Inc. 3.788%, 03/15/2025(b)			359	359,090
Prosus NV 3.257%, 01/19/2027(b)			367	335,805
Walt Disney Co., (The) 3.35%, 03/24/2025			561	568,854

				1,263,749

Consumer Cyclical-Automotive–0.2%
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)			34	32,398
3.35%, 06/08/2025(b)			532	523,791

				556,189

Schedule of Investments—Short Duration Plus Portfolio	19

Principal Amount (000)			U.S. $ Value
Consumer Cyclical-Other–0.3%
Las Vegas Sands Corp.
2.90%, 06/25/2025	U.S.$	393	$366,009
3.20%, 08/08/2024		227	219,080

			585,089

Consumer Non-Cyclical–0.8%
BAT International Finance PLC 1.668%, 03/25/2026		740	680,238
Cencosud SA 5.15%, 02/12/2025(b)		481	499,037
Merck & Co., Inc. 1.70%, 06/10/2027		736	697,286

			1,876,561

Energy–0.3%
Continental Resources, Inc./OK 2.268%, 11/15/2026(b)		618	578,269

Services–0.1%
Expedia Group, Inc. 4.625%, 08/01/2027		168	174,841

Technology–0.8%
Baidu, Inc. 1.625%, 02/23/2027		397	356,696
International Business Machines Corp. 2.85%, 05/13/2022		675	676,417
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(b)		641	575,958
Workday, Inc. 3.50%, 04/01/2027		235	235,465

			1,844,536

Transportation-Airlines–0.1%
Southwest Airlines Co. 5.25%, 05/04/2025		279	292,805

			7,172,039

Total Corporates—Investment Grade (cost $19,812,760)			18,997,007

ASSET-BACKED SECURITIES–7.6%
Autos-Fixed Rate–4.3%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	178,111
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		622	612,183
CPS Auto Receivables Trust
Series 2020-C, Class B 1.01%, 01/15/2025(b)		203	202,830
Series 2021-A, Class C 0.83%, 09/15/2026(b)		635	622,536
Series 2021-B, Class C 1.23%, 03/15/2027(b)		389	377,566
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(b)		371	355,872
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027	U.S.$	220	216,711
DT Auto Owner Trust Series 2021-2A, Class C 1.10%, 02/16/2027(b)		185	178,154
Exeter Automobile Receivables Trust
Series 2020-3A, Class C 1.32%, 07/15/2025		477	473,176
Series 2021-1A, Class C 0.74%, 01/15/2026		540	529,623
First Investors Auto Owner Trust
Series 2018-1A, Class E 5.35%, 07/15/2024(b)		650	658,282
Series 2021-1A, Class C 1.17%, 03/15/2027(b)		351	334,732
Flagship Credit Auto Trust
Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	590,865
Series 2020-4, Class C 1.28%, 02/16/2027(b)		615	595,176
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(b)		202	188,216
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	218,708
Hertz Vehicle Financing III LLC Series 2022-1A, Class A 1.99%, 06/25/2026(b)		562	539,584
JPMorgan Chase Bank NA-CACLN
Series 2020-1, Class C 1.389%, 01/25/2028(b)		278	276,734
Series 2020-2, Class D 1.487%, 02/25/2028(b)		119	117,860
Series 2021-1, Class B 0.875%, 09/25/2028(b)		522	512,924
Series 2021-2, Class B 0.889%, 12/26/2028(b)		417	409,577
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	684,224
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	412,609
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(b)		657	644,899

			9,931,152

Other ABS-Fixed Rate–3.0%
Affirm Asset Securitization Trust
Series 2020-A, Class A 2.10%, 02/18/2025(b)		151	150,843

20	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2021-A, Class A 0.88%, 08/15/2025(b)	U.S.$	479	$476,484
Series 2021-B, Class B 1.24%, 08/17/2026(b)		198	185,695
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		177	173,827
Atalaya Equipment Leasing Trust
Series 2021-1A, Class A1 0.326%, 11/15/2022(b)		100	99,746
Series 2021-1A, Class A2 1.23%, 05/15/2026(b)		530	519,969
Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(b)		811	783,759
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		103	96,974
College Ave Student Loans LLC Series 2021-C, Class A2 2.32%, 07/26/2055(b)		482	454,706
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		419	417,014
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		25	25,275
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	167,980
Dext ABS LLC Series 2021-1, Class A 1.12%, 02/15/2028(b)		640	626,274
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		94	93,415
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		865	897,379
MVW LLC Series 2021-2A, Class A 1.43%, 05/20/2039(b)		523	492,162
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		224	210,558
Nelnet Student Loan Trust
Series 2021-CA, Class AFX 1.32%, 04/20/2062(b)		452	425,317
Series 2021-DA, Class AFX 1.63%, 04/20/2062(b)		144	137,256
Upstart Securitization Trust
Series 2020-3, Class A 1.702%, 11/20/2030(b)		181	180,357
Series 2021-1, Class A 0.87%, 03/20/2031(b)		86	85,596
Series 2021-3, Class A 0.83%, 07/20/2031(b)		361	354,581

			7,055,167

Credit Cards-Fixed Rate–0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)	U.S.$	555	548,719
Mission Lane Credit Card Master Trust Series 2021-A, Class A 1.59%, 09/15/2026(b)		142	138,455

			687,174

Total Asset-Backed Securities (cost $18,186,118)			17,673,493

COMMERCIAL MORTGAGE-BACKED SECURITIES–6.6%
Non-Agency Floating Rate CMBS–3.2%
AREIT Trust Series 2022-CRE6, Class A 1.30% (SOFR + 1.25%), 11/17/2024(b)(c)		815	805,921
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.397% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(c)		113	112,299
BBCMS Mortgage Trust Series 2020-BID, Class A 2.537% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(c)		546	545,506
BCP Trust Series 2021-330N, Class A 1.196% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(c)		103	100,574
BFLD Trust Series 2021-FPM, Class A 1.997% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(c)		795	788,531
CLNY Trust Series 2019-IKPR, Class D 2.422% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(c)		180	175,944
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.479% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)		297	294,077
DROP Mortgage Trust Series 2021-FILE, Class A 1.55% (LIBOR 1 Month + 1.15%), 04/15/2026(b)(c)		570	563,949
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 1.647% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(c)		469	460,497
Great Wolf Trust Series 2019-WOLF, Class A 1.431% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(c)		700	690,770

Schedule of Investments—Short Duration Plus Portfolio	21

Principal Amount (000)			U.S. $ Value
GS Mortgage Securities Corp. Trust
Series 2019-BOCA, Class A 1.597% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(c)	U.S.$	503	$502,362
Series 2019-SMP, Class A 1.547% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(c)		250	247,195
Invitation Homes Trust
Series 2018-SFR1, Class C 1.691% (LIBOR 1 Month + 1.25%), 03/17/2037(b)(c)		880	877,354
Series 2018-SFR3, Class A 1.441% (LIBOR 1 Month + 1.00%), 07/17/2037(b)(c)		51	51,335
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.447% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(c)		365	349,073
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.897% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	164,801
VASA Trust Series 2021-VASA, Class A 1.297% (LIBOR 1 Month + 0.90%), 07/15/2039(b)(c)		830	812,321

			7,542,509

Non-Agency Fixed Rate CMBS–3.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		185	169,262
Citigroup Commercial Mortgage Trust
Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	599,984
Series 2013-GC11, Class AS 3.422%, 04/10/2046		771	772,470
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	350,519
Series 2013-GC15, Class C 5.176%, 09/10/2046		516	514,458
Commercial Mortgage Trust Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	752,802
GS Mortgage Securities Trust
Series 2011-GC5, Class AS 5.163%, 08/10/2044(b)		546	546,645
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	518,899
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	498,621
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)		143	136,894
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)	U.S.$	289	284,003
Series 2021-1, Class AS
2.638%, 08/15/2026(d)(e)		18	17,381
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(d)		470	455,835
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class C 4.626%, 10/15/2045(b)		355	354,308
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		496	495,041
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.086%, 07/15/2049(b)		54	54,314
UBS-Barclays Commercial Mortgage Trust
Series 2012-C4, Class A3 2.533%, 12/10/2045		463	463,699
Series 2013-C5, Class C 4.074%, 03/10/2046(b)		505	483,518
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		20	20,468

			7,489,121

Agency CMBS–0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023		445	447,633
Government National Mortgage Association Series 2006-51, Class IO 0.962%, 08/16/2046(f)		270	590

			448,223

Total Commercial Mortgage-Backed Securities (cost $15,852,676)			15,479,853

COLLATERALIZED MORTGAGE OBLIGATIONS–5.5%
Risk Share Floating Rate–4.6%
Bellemeade Re Ltd.
Series 2019-1A, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		219	219,405
Series 2019-3A, Class M1B 2.057% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		158	157,990
Series 2021-1A, Class M1B 2.299% (SOFR + 2.20%), 03/25/2031(b)(c)		684	684,390
Series 2021-2A, Class M1A 1.299% (SOFR + 1.20%), 06/25/2031(b)(c)		368	364,810

22	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)			U.S. $ Value
Series 2021-3A, Class A2 1.099% (SOFR + 1.00%), 09/25/2031(b)(c)	U.S.$	480	$473,060
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1 0.849% (SOFR + 0.75%), 10/25/2041(b)(c)		151	149,834
Series 2021-R03, Class 1M1 0.949% (SOFR + 0.85%), 12/25/2041(b)(c)		664	655,699
Series 2022-R01, Class 1M1 1.099% (SOFR + 1.00%), 12/25/2041(b)(c)		1,435	1,420,859
Series 2022-R02, Class 2M1 1.299% (SOFR + 1.00%), 01/25/2042(b)(c)		485	480,609
Eagle Re Ltd. Series 2020-1, Class M1A 1.357% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		375	372,191
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		119	120,713
Series 2020-DNA6, Class M1 0.999% (SOFR + 0.90%), 12/25/2050(b)(c)		16	16,063
Series 2021-DNA5, Class M2 1.749% (SOFR + 1.65%), 01/25/2034(b)(c)		199	195,744
Series 2021-DNA6, Class M1 0.899% (SOFR + 0.80%), 10/25/2041(b)(c)		399	394,451
Series 2021-DNA7, Class M1 0.949% (SOFR + 0.85%), 11/25/2041(b)(c)		754	739,758
Series 2021-HQA4, Class M1 1.049% (SOFR + 0.95%), 12/25/2041(b)(c)		481	468,870
Series 2022-DNA1, Class M1A 1.099% (SOFR + 1.00%), 01/25/2042(b)(c)		401	394,033
Series 2022-DNA2, Class M1A 1.399% (SOFR + 1.30%), 02/25/2042(b)(c)		472	469,080
Series 2022-HQA1, Class M1A 2.15% (SOFR + 2.10%), 03/25/2042(b)(c)		600	600,730
Federal National Mortgage Association Series 2021-R02, Class 2M1 0.999% (SOFR + 0.90%), 11/25/2041(b)(c)		593	586,859
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(c)	U.S.$	213	219,721
Series 2015-C01, Class 1M2 4.757% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		49	49,282
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		13	12,923
Series 2016-C06, Class 1M2 4.707% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		124	129,354
Home Re Ltd.
Series 2020-1, Class M1B 3.707% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(c)		121	120,777
Series 2021-1, Class M1A 1.507% (LIBOR 1 Month + 1.05%), 07/25/2033(b)(c)		470	469,195
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A 3.195% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(c)		81	80,554
Series 2019-3R, Class A 3.145% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(c)		29	28,680
Radnor Re Ltd.
Series 2019-1, Class M1B 2.407% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)		192	191,813
Series 2019-2, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		136	135,504
Series 2020-1, Class M1A 1.407% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(c)		185	183,375
Traingle Re Ltd. Series 2021-3, Class M1A 1.999% (SOFR + 1.90%), 02/25/2034(b)(c)		297	295,571

			10,881,897

Agency Floating Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 4248, Class QF 0.897% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		300	302,181
Series 4286, Class VF 0.847% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		252	253,617
Federal National Mortgage Association REMICs
Series 2013-57, Class FN 0.807% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		193	192,745

Schedule of Investments—Short Duration Plus Portfolio	23

Principal Amount (000)			U.S. $ Value
Series 2014-49, Class AF 0.426% (LIBOR 1 Month + 0.32%), 08/25/2044(c)	U.S.$	345	$345,045

			1,093,588

Non-Agency Floating Rate–0.2%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.557% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		65	65,369
Mello Warehouse Securitization Trust Series 2021-1, Class A 1.157% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(c)		346	342,859

			408,228

Agency Fixed Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		295	291,536
Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044		11	11,483

			303,019

Non-Agency Fixed Rate–0.1%
Provident Funding Mortgage Warehouse Securitization Trust Series 2021-1, Class A 0.887% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(c)		220	216,811

Total Collateralized Mortgage Obligations (cost $13,013,386)			12,903,543

COLLATERALIZED LOAN OBLIGATIONS–1.9%
CLO-Floating Rate–1.9%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 1.414% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(c)		686	681,053
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	317,413
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	244,232
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.324% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(c)		453	447,548
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.378% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(c)	U.S.$	739	731,070
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 1.341% (LIBOR 3 Month + 1.10%), 07/16/2035(b)(c)		799	791,261
OCP CLO Ltd. Series 2020-18A, Class AR 1.344% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(c)		590	582,328
Rad CLO 2 Ltd. Series 2018-2A, Class AR 1.321% (LIBOR 3 Month + 1.08%), 10/15/2031(b)(c)		614	610,190
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	124,333

Total Collateralized Loan Obligations (cost $4,582,271)			4,529,428

AGENCIES–1.7%
Agency Debentures–1.7%
Federal Home Loan Banks 1.375%, 02/17/2023		750	748,646
2.50%, 02/13/2024		445	446,679
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	1,949,814
Federal National Mortgage Association 2.50%, 02/05/2024		810	814,067

Total Agencies (cost $4,001,867)			3,959,206

MORTGAGE PASS-THROUGHS–0.8%
Agency Fixed Rate 30-Year–0.8%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		824	831,777
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		674	724,006
Government National Mortgage Association
Series 2002 7.50%, 03/15/2032		33	36,549
Series 2009 5.00%, 10/15/2039		251	269,856

			1,862,188

24	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

	Principal Amount (000)			U.S. $ Value
Agency Fixed Rate 15-Year–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2011
5.00%, 07/01/2025	U.S.$		23	$23,324
6.50%, 03/01/2026			39	40,233

				63,557

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 1.562% (LIBOR 6 Month + 1.31%), 01/01/2037(c)			1	684

Total Mortgage Pass-Throughs (cost $1,961,136)				1,926,429

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.7%
United States–0.7%
City of New York NY Series 2021-D 0.982%, 08/01/2025			740	696,939
New Jersey Turnpike Authority Series 2021-B 1.047%, 01/01/2026			125	116,029
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023			280	276,668
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035			568	573,392

Total Local Governments—US Municipal Bonds (cost $1,719,518)				1,663,028

QUASI-SOVEREIGNS–0.2%

Quasi-Sovereign Bonds–0.2%
China–0.2%
Sinopec Group Overseas Development Ltd. 2.50%, 08/08/2024(b) (cost $515,402)		U.S.$	516	509,777

SHORT-TERM INVESTMENTS–3.8%

Governments-Treasuries–2.7%
Japan–2.7%
Japan Treasury Discount Bill Series 1062 Zero Coupon, 06/06/2022 (cost $6,448,637)		JPY	778,650	6,397,095

U.S. Treasury Bills–1.1%
U.S. Treasury Bill Zero Coupon, 09/08/2022 (cost $2,580,614)		U.S.$	2,581	2,570,902

Total Short-Term Investments (cost $9,029,251)				8,967,997

Total Investments—97.8% (cost $233,805,362)				229,262,619

Other assets less liabilities—2.2%				5,153,456

Net Assets—100.0%				$234,416,075

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	37	June 2022	$5,274,400	$26,001
U.S. T-Note 2 Yr (CBT) Futures	486	June 2022	102,994,031	(1,255,058)
U.S. T-Note 5 Yr (CBT) Futures	48	June 2022	5,505,000	(163,514)
Sold Contracts
U.S. Ultra Bond (CBT) Futures	7	June 2022	948,281	(2,338)

				$(1,394,909)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	778,784	USD	6,456	04/28/2022	$56,109

Schedule of Investments—Short Duration Plus Portfolio	25

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	1,940	$(109,129)	$(92,548)	$(16,581)

* Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	2,830	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/Quarterly	$161,942	$—	$161,942

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	36	$(8,851)	$(3,856)	$(4,995)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(3,261)	(1,530)	(1,731)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,494)	(1,782)	(1,712)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,891)	(2,415)	(2,476)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(3,028)	(1,495)	(1,533)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,494)	(1,725)	(1,769)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,426)	(1,972)	(2,454)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(699)	(438)	(261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(699)	(350)	(349)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	161	(39,130)	(12,611)	(26,519)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	126	(30,746)	(9,703)	(21,043)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	200	(48,680)	(11,282)	(37,398)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	823	(200,310)	(53,896)	(146,414)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	426	(103,649)	(28,938)	(74,711)

26	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	55	$(13,509)	$(6,742)	$(6,767)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	178	(43,323)	(27,952)	(15,371)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	127	(30,977)	(19,704)	(11,273)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	153	(37,267)	(22,294)	(14,973)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	133	(32,376)	(15,588)	(16,788)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	38	(9,317)	(4,627)	(4,690)

						$(622,127)	$(228,900)	$(393,227)

* Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $50,228,947 or 21.4% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(d)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$141,608	$136,894	0.06%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	296,691	284,003	0.12%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,439	17,381	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	501,662	455,835	0.19%

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	IO—Interest Only.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

CLO—Collateralized Loan Obligations

LIBOR—London Interbank Offered Rate

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	27

SCB–TAX–1944–0322

Sanford C. Bernstein Fund, Inc.

March 31, 2022

Schedule of Investments To the Semi-Annual Report For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

March 31, 2022 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–100.4%

Long-Term Municipal Bonds–93.1%
Alabama–2.4%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	$5,000	$5,167,919

Alaska–0.3%
Northern Tobacco Securitization Corp. Series 2021-B 0.50%, 06/01/2031	700	695,321

Arizona–3.0%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 5.00%, 02/01/2023–02/01/2025	4,350	4,565,522
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	2,000	1,920,276

		6,485,798

Arkansas–1.2%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019-A 1.75%, 11/01/2032	2,700	2,664,410

California–9.3%
California State University Series 2021-B 0.55%, 11/01/2049	2,000	1,833,239
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	1,000	993,986
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2023	1,915	1,993,611
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	2,000	2,153,069
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024	1,890	1,994,416
Principal Amount (000)		U.S. $ Value
State of California Series 2021 4.00%, 10/01/2024	$4,520	$4,749,292
University of California Series 2022-S 5.00%, 05/15/2023–05/15/2024	6,500	6,782,959

		20,500,572

Colorado–1.7%
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2026	1,885	2,114,214
E-470 Public Highway Authority Series 2021-B 0.384% (SOFR + 0.35%), 09/01/2039(a)	1,500	1,491,564
Vauxmont Metropolitan District
AGM Series 2019 5.00%, 12/15/2022	210	214,762

		3,820,540

Connecticut–0.5%
State of Connecticut Series 2019-A 5.00%, 04/15/2024	1,000	1,060,096

Delaware–0.4%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2024(b)	820	849,238

District of Columbia–6.0%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2023–12/01/2024	3,055	3,235,594
Metropolitan Washington Airports Authority Aviation Revenue Series 2014-A 5.00%, 10/01/2024	1,000	1,066,381
Series 2018-A 5.00%, 10/01/2025	1,145	1,242,333
Series 2020-A 5.00%, 10/01/2024	7,230	7,709,937

		13,254,245

Florida–4.6%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2023 5.00%, 04/01/2025(b)	2,110	2,200,276
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2025	1,000	1,077,532

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2023(c)	$365	$370,741
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	969,645
County of Osceola FL Transportation Revenue Series 2020-A 5.00%, 10/01/2022	260	264,054
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	2,470	2,465,408
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2021 1.75%, 06/01/2026(c)	1,025	975,632
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	936,149
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	500	489,650
Village Community Development District No. 13 Series 2019 2.625%, 05/01/2024	255	254,310

		10,003,397

Georgia–3.9%
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2024	1,000	1,060,217
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2023	1,200	1,238,199
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013-A 1.50%, 01/01/2039	2,150	2,104,975

Principal Amount (000)		U.S. $ Value
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2021-A 4.00%, 07/01/2052	$4,000	$4,237,697

		8,641,088

Guam–1.1%
Antonio B Won Pat International Airport Authority Series 2019-A 5.00%, 10/01/2022 (Pre-refunded/ETM)	875	889,956
Series 2021-A 2.699%, 10/01/2026	610	576,382
Guam Department of Education (Guam Department of Education COP) Series 2020 3.625%, 02/01/2025	995	995,703

		2,462,041

Hawaii–2.4%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2023–11/01/2024(b)	5,020	5,271,430

Illinois–7.9%
City of Chicago IL Series 2020-A 5.00%, 01/01/2025	1,000	1,061,982
County of Cook IL Series 2012-C 5.00%, 11/15/2024	5,000	5,102,905
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 5.00%, 05/15/2050	2,025	2,231,805
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	1,007,904
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022	4,945	4,973,834
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	2,740	2,981,717

		17,360,147

Indiana–1.2%
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	2,000	1,984,970

2	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2023	$650	$668,546

		2,653,516

Kansas–0.7%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 0.662%, 05/01/2024	1,500	1,440,149

Kentucky–3.3%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015-A 5.00%, 09/01/2023	1,000	1,046,306
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2024	1,000	1,057,066
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	5,000	5,148,948

		7,252,320

Louisiana–1.5%
Louisiana Stadium & Exposition District Series 2021 4.00%, 07/03/2023	2,000	2,036,176
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	100	107,802
6.10%, 06/01/2038–12/01/2040(c)	205	242,053
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 0.68% (SOFR + 0.50%), 05/01/2043(a)	1,000	998,050

		3,384,081

Massachusetts–1.6%
City of Cambridge MA Series 2020 5.00%, 02/15/2023	1,645	1,695,123
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2022–07/01/2026	665	675,959
Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Springfield College) Series 2021 5.00%, 06/01/2023	$365	$377,286
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2020-C 5.00%, 10/01/2022–10/01/2025	795	831,833

		3,580,201

Michigan–3.0%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2024–05/01/2026(b)	2,080	2,188,439
City of Detroit MI Series 2018 5.00%, 04/01/2022–04/01/2023	1,470	1,488,601
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.744% (LIBOR 3 Month + 0.60%), 07/01/2032(a)	2,530	2,498,481
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-B 1.25%, 06/01/2030	340	325,241

		6,500,762

Nebraska–0.4%
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	810	849,190

Nevada–1.2%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	145	143,954
Clark County School District Series 2021-A 5.00%, 06/15/2027	2,150	2,440,739

		2,584,693

New Jersey–5.1%
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2020 1.20%, 11/01/2034	4,000	3,961,600

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019-H 5.25%, 09/01/2022(c)	$3,000	$3,045,339
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2024	490	523,424
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,125	1,087,826
State of New Jersey Series 2020 5.00%, 06/01/2028	2,370	2,697,212

		11,315,401

New Mexico–0.3%
City of Santa Fe NM (El Castillo Retirement Residences Obligated Group) Series 2019 2.25%, 05/15/2024	600	596,433

New York–9.1%
City of New York NY Series 2016 0.04%, 08/01/2044	1,575	1,575,000
Metropolitan Transportation Authority Series 2019-D 5.00%, 09/01/2022	1,635	1,657,580
Series 2020-A 5.00%, 02/01/2023	925	947,474
Series 2021-D 0.51% (SOFR + 0.33%), 11/01/2035(a)	1,900	1,887,925
New York State Dormitory Authority Series 2017-B 5.00%, 02/15/2023 (Pre-refunded/ETM)	915	942,801
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017-B 5.00%, 02/15/2023	420	432,539
Series 2021 0.267%, 03/15/2023	4,880	4,785,529
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2022–12/01/2023	1,880	1,943,671
Principal Amount (000)		U.S. $ Value
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2025–06/01/2026	$4,450	$4,821,577
Syracuse Industrial Development Agency (City School District of Syracuse Lease) Series 2020-A 4.00%, 05/01/2022	1,060	1,062,498

		20,056,594

North Carolina–0.9%
City of Charlotte NC Airport Revenue Series 2021-B 5.00%, 07/01/2024–07/01/2025	1,880	2,012,490

Ohio–1.2%
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2022	110	112,489
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2021 1.50%, 02/01/2026	2,000	1,889,092
State of Ohio (State of Ohio Department of Transportation) Series 2019-2 5.00%, 12/15/2022	680	697,327

		2,698,908

Oklahoma–0.1%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	135	136,035
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	100	99,158

		235,193

Pennsylvania–1.9%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(c)	370	379,608
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2022	170	170,204

4	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	$800	$827,209
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2022–11/01/2024	750	775,136
5.00%, 11/01/2025–11/01/2026	1,850	2,035,545

		4,187,702

Puerto Rico–0.1%
Commonwealth of Puerto Rico Series 2021-A 5.25%, 07/01/2023	125	128,033
5.375%, 07/01/2025	125	131,881

		259,914

South Carolina–1.3%
Piedmont Municipal Power Agency (Piedmont Municipal Power Agency Catawba Project Power Sales Revenue) Series 2021-A 4.00%, 01/01/2024–01/01/2025	2,765	2,877,675

Texas–7.8%
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021 4.00%, 08/15/2027–08/15/2028	2,965	3,177,891
Dallas Fort Worth International Airport Series 2021-A 5.00%, 11/01/2027	1,295	1,469,019
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2020 5.00%, 06/01/2024–06/01/2032	5,355	5,831,376
Houston Independent School District Series 2020 4.00%, 06/01/2029	2,030	2,083,239
State of Texas Series 2021-A 4.00%, 08/01/2025	2,250	2,378,423
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	2,150	2,254,684

		17,194,632

Virginia–0.7%
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2023–01/01/2025	1,405	1,456,526

Principal Amount (000)		U.S. $ Value
Washington–3.8%
King County School District No. 414 Lake Washington Series 2016 5.00%, 12/01/2022	$1,040	$1,066,590
State of Washington Series 2021 5.00%, 06/01/2024–06/01/2025	4,500	4,861,284
Tobacco Settlement Authority/WA Series 2013 5.00%, 06/01/2023	855	886,039
Washington Health Care Facilities Authority (Seattle Cancer Care Alliance Obligated Group) Series 2021 5.00%, 12/01/2022–12/01/2026(c)	1,235	1,329,875
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(c)	100	96,732

		8,240,520

West Virginia–0.3%
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	531	536,722
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	100	101,983

		638,705

Wisconsin–2.9%
State of Wisconsin Series 2021-2 5.00%, 05/01/2023	3,275	3,394,237
Series 2023-1 5.00%, 05/01/2024(b)	1,000	1,032,757
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2023(c)	710	724,560
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 0.69% (MUNIPSA+ 0.18%), 08/15/2054(a)	1,000	1,000,000

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	$100	$100,265
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027	200	188,834

		6,440,653

Total Long-Term Municipal Bonds (cost $209,914,403)		204,692,500

Short-Term Municipal Notes–7.3%
District of Columbia–0.5%
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.48%, 08/15/2038(d)	1,250	1,250,000

Florida–0.9%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 0.53%, 07/01/2032(d)	2,000	2,000,000

Georgia–0.9%
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2022	2,025	2,043,015

Iowa–0.7%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.49%, 12/01/2041(d)	1,605	1,605,000

Maryland–0.9%
State of Maryland Department of Transportation Series 2022-2 5.00%, 12/01/2022	1,910	1,955,765

Massachusetts–0.1%
Massachusetts Development Finance Agency (Springfield College) Series 2021 5.00%, 06/01/2022	135	135,796

Michigan–0.7%
Michigan Finance Authority Series 2021-A 3.00%, 07/20/2022	1,485	1,494,136

Principal Amount (000)		U.S. $ Value
Minnesota–0.8%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.50%, 11/15/2034(d)	$1,785	$1,785,000

Mississippi–0.4%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2022(c)	800	810,508

New Jersey–0.5%
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-C 0.51%, 07/01/2036(d)	1,055	1,055,000

Washington–0.9%
Washington State Housing Finance Commission (Vintage at Urban Center LLC)
Series 2015 0.37%, 07/01/2047(d)	1,960	1,960,000

Total Short-Term Municipal Notes (cost $16,121,784)		16,094,220

Total Municipal Obligations (cost $226,036,187)		220,786,720

CORPORATES-INVESTMENT GRADE–1.4%

Industrial–1.4%
Capital Goods–0.9%
Caterpillar Financial Services Corp. 0.318% (SOFR + 0.27%), 09/13/2024(a)	1,000	994,840
John Deere Capital Corp. 0.215% (SOFR + 0.12%), 07/10/2023(a)	1,000	995,930

		1,990,770

Consumer Cyclical–Entertainment–0.5%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	956,780

Total Corporates–Investment Grade (cost $3,000,000)		2,947,550

CORPORATES-NON-INVESTMENT GRADE–0.1%

Industrial–0.1%
Transportation–Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(c) (cost $300,000)	300	295,380

6	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–1.1%
Investment Companies–1.1%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(e)(f)(g) (cost $2,496,674)	2,496,674	$2,496,674

		U.S. $ Value
Total Investments–103.0% (cost $231,832,861)		$226,526,324

Other assets less liabilities–(3.0)%		(6,534,199)

Net Assets–100.0%		$219,992,125

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	700	01/15/2025	4.028%	CPI#	Maturity	$25,603	$—	$25,603
USD	450	01/15/2025	2.565%	CPI#	Maturity	43,652	—	43,652
USD	225	01/15/2025	2.585%	CPI#	Maturity	21,644	—	21,644
USD	225	01/15/2025	2.613%	CPI#	Maturity	21,393	—	21,393
USD	850	01/15/2027	CPI#	3.466%	Maturity	(39,060)	(1,109)	(37,951)
USD	800	01/15/2027	CPI#	3.320%	Maturity	(44,207)	—	(44,207)
USD	670	01/15/2027	CPI#	3.323%	Maturity	(36,895)	—	(36,895)
USD	1,310	01/15/2029	CPI#	3.290%	Maturity	(57,975)	—	(57,975)
USD	560	01/15/2029	CPI#	3.735%	Maturity	(2,845)	—	(2,845)
USD	425	01/15/2030	1.572%	CPI#	Maturity	83,187	—	83,187
USD	425	01/15/2030	1.587%	CPI#	Maturity	82,566	—	82,566
USD	500	01/15/2031	2.782%	CPI#	Maturity	43,610	—	43,610
USD	430	01/15/2031	2.989%	CPI#	Maturity	27,981	—	27,981
USD	320	01/15/2031	2.680%	CPI#	Maturity	31,364	—	31,364
USD	560	01/15/2032	CPI#	3.064%	Maturity	(29,623)	—	(29,623)
USD	380	04/15/2032	CPI#	2.909%	Maturity	(25,712)	—	(25,712)
USD	875	01/15/2030	1.714%	CPI#	Maturity	159,080	—	159,080
USD	875	01/15/2030	1.731%	CPI#	Maturity	157,611	—	157,611
USD	300	04/15/2032	CPI#	2.748%	Maturity	(25,985)	—	(25,985)

						$435,389	$(1,109)	$436,498

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	170	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/Quarterly	$13,330	$—	$13,330

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA*	Quarterly	$38,165	$—	$38,165

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—Short Duration Diversified Municipal Portfolio	7

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $8,522,184 or 3.9% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(e)	Affiliated investments.
(f)	The rate shown represents the 7-day yield as of period end.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.3% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index.

SOFR—Secured Overnight Financing Rate

OSF—Order of St. Francis

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

March 31, 2022 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–97.9%

Long-Term Municipal Bonds–87.6%
California–74.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012-A 5.00%, 04/01/2022	$1,000	$1,000,000
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	3,850	3,618,916
Anaheim Public Financing Authority Series 2014-A 5.00%, 05/01/2022 (Pre-refunded/ETM)	1,800	1,805,614
5.00%, 05/01/2024 (Pre-refunded/ETM)	1,000	1,063,636
Bay Area Toll Authority Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,610,000
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,245	12,245,000
Series 2021 0.79% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	4,998,317
0.81% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,958,016
0.92% (MUNIPSA + 0.41%), 04/01/2056(a)	9,215	9,116,270
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025	4,710	4,863,710
Series 2023 5.00%, 10/01/2029–10/01/2034(b)	13,050	15,105,595
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	5,405	5,847,304
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(c)	3,255	2,934,228

8	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(c)	$5,000	$4,292,454
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(c)	2,500	2,156,266
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(c)	4,000	3,207,952
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037–06/01/2038	1,510	1,588,052
5.00%, 06/01/2027–06/01/2032	2,700	3,046,285
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,706,123
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027–06/01/2031(c)	3,125	3,148,755
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027–11/15/2029	19,500	21,479,192
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,370,326
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032–04/01/2034	5,650	6,601,752
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	9,245	9,431,657

Principal Amount (000)		U.S. $ Value
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023–11/15/2029	$11,365	$12,459,131
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	11,140	11,799,852
Series 2021-1, Class A 3.50%, 11/20/2035	9,856	10,282,540
Series 2021-2 0.823%, 03/25/2035	4,000	246,380
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.86% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,671,179
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,377,283
Series 2018 5.00%, 10/01/2032	13,965	16,135,725
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(c)	10,000	9,947,249
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,604,451
Series 2016-B 5.00%, 07/01/2023	12,760	13,248,466
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,108,107
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023–12/31/2031	15,730	17,271,885
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	8,250	8,400,366
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(c)	3,545	3,783,058

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
Series 2019 5.00%, 07/01/2024–07/01/2029(c)	$4,735	$5,237,161
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(c)	1,500	1,663,760
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(c)	800	836,162
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(c)	1,290	1,331,904
Series 2016-A 5.00%, 06/01/2031(c)	1,000	1,048,405
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,963,593
Series 2014-B 5.00%, 10/01/2029	4,445	4,754,583
Series 2017-H 5.00%, 04/01/2030–04/01/2032	5,270	5,921,545
Series 2021-B 5.00%, 05/01/2034	1,675	1,992,400
California State University Series 2012-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	11,165,328
Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	16,650	17,939,708
Series 2017-A 5.00%, 11/01/2033	5,620	6,354,530
Series 2020-A 5.00%, 11/01/2030–11/01/2031	1,000	1,181,856
Series 2020-D 1.49%, 11/01/2028	1,500	1,338,284
Series 2021-B 2.274%, 11/01/2034	7,000	6,034,743
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,352,488
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027–04/01/2028	1,255	1,430,736

Principal Amount (000)		U.S. $ Value
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019-P 5.00%, 04/01/2045	$540	$635,894
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2039(c)	675	722,259
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,844,179
Series 2018-A 5.00%, 12/01/2027–12/01/2033(c)	1,250	1,410,459
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024–07/01/2029(c)	1,065	1,073,225
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023–06/15/2025	7,330	7,738,329
Series 2018-E 5.00%, 06/15/2023	1,490	1,549,741
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	4,148,157
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2023	3,000	3,153,025
City of Los Angeles CA Wastewater System Revenue Series 2012-C 5.00%, 06/01/2023	2,765	2,782,687
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028–05/15/2029	4,015	4,476,678
Series 2018 5.00%, 05/15/2035	1,190	1,325,186
Series 2018-B 5.00%, 05/15/2027	2,195	2,450,966
Series 2018-C 5.00%, 05/15/2025–05/15/2028	5,145	5,654,636
Series 2019 4.00%, 05/15/2044	4,205	4,335,890
5.00%, 05/15/2030	8,020	9,151,278
Series 2020-C 5.00%, 05/15/2026–05/15/2039	9,260	10,503,529
Series 2021-A 5.00%, 05/15/2030	2,020	2,332,740

10	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027–08/01/2030	$5,320	$5,808,475
Series 2018-A 5.00%, 08/01/2031	2,785	3,236,321
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1) Series 2017 5.00%, 09/01/2028–09/01/2030	2,305	2,544,795
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	995	1,080,887
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	3,600	3,775,390
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(c)	4,000	3,290,172
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(c)	3,315	2,750,131
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2017-A 5.00%, 03/01/2030	1,250	1,421,431
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	4,070	4,438,502
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(c)	4,000	3,443,502
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(c)	1,500	1,316,733
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(c)	4,000	3,378,653
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(c)	$5,000	$4,269,119
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(c)	3,870	3,512,607
Series 2021-A2 3.125%, 08/01/2056(c)	1,500	1,128,326
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(c)	1,000	888,650
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	5,000	4,227,433
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(c)	2,500	2,092,126
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(c)	2,000	1,795,654
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(c)	3,000	2,470,265
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(c)	4,000	3,474,412
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	1,990,405

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	$1,000	$1,077,232
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	5,170	5,191,183
Series 2021 1.85%, 06/01/2031	5,000	4,969,929
3.85%, 06/01/2050	5,000	4,806,233
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,747,237
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	654,150
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	4,025	4,133,655
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,002,965
Los Angeles County Public Works Financing Authority (County of Los Angeles CA Lease) Series 2022-G 5.00%, 12/01/2029–12/01/2033(b)	8,250	9,786,506
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2023	2,500	2,562,088
Series 2014-B 5.00%, 07/01/2026–07/01/2027	3,790	3,991,357
Series 2014-C 5.00%, 07/01/2025–07/01/2026	21,670	23,109,734
Series 2015-E 5.00%, 07/01/2025	820	874,581
Series 2019-B 5.00%, 07/01/2023	14,750	15,361,070
Los Angeles Department of Water & Power Water System Revenue Series 2012-C 5.00%, 07/01/2023	1,540	1,552,474
Series 2018-A 5.00%, 07/01/2031	1,345	1,539,575
Series 2021-B 5.00%, 07/01/2040	1,875	2,225,297
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	10,365	11,047,846

Principal Amount (000)		U.S. $ Value
Series 2016-A 5.00%, 07/01/2027	$18,645	$20,357,008
Series 2017-A 5.00%, 07/01/2024	1,470	1,568,515
Series 2018-B 5.00%, 07/01/2029	9,020	10,358,573
Series 2020-R 4.00%, 07/01/2044	4,500	4,786,083
5.00%, 07/01/2032	3,945	4,714,624
Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2022	1,000	996,435
Metropolitan Water District of Southern California Series 2021-D 0.65% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,891,613
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033–04/01/2035	3,900	4,488,694
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022–08/01/2023	4,950	5,070,461
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2022–08/01/2024	2,965	3,097,446
Northern California Power Agency Series 2012-A 5.00%, 07/01/2025–07/01/2027	3,980	4,018,153
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	1,575	1,644,331
Series 2016 5.00%, 08/01/2030	1,420	1,580,704
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,071,916
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	1,935,477
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	3,100,199
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026–08/01/2027	2,565	2,725,680
Port of Oakland Series 2012 5.00%, 05/01/2022 (Pre-refunded/ETM)	900	902,634
5.00%, 05/01/2022	4,820	4,834,441
Series 2012-P 5.00%, 05/01/2025 (Pre-refunded/ETM)	11,225	11,259,146

12	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017 5.00%, 11/01/2022 (Pre-refunded/ETM)	$255	$260,193
5.00%, 11/01/2022	960	979,774
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/2028 (Pre-refunded/ETM)	3,395	3,746,146
Romoland School District Series 2015 5.00%, 09/01/2023	955	991,609
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,338,965
Sacramento Municipal Utility District Series 2012-Y 5.00%, 08/15/2025	4,555	4,618,188
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	3,200	3,076,720
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2022	5,530	5,547,077
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	4,785	4,807,540
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013-B 5.00%, 10/01/2025	4,000	4,074,338
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2022–08/01/2024	2,500	2,524,744
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016-B 5.00%, 08/01/2026	1,070	1,195,778

Principal Amount (000)		U.S. $ Value
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	$11,015	$12,396,175
Series 2019-E 5.00%, 05/01/2034–05/01/2036	10,110	11,353,922
Series 2019-H 5.00%, 05/01/2027	5,500	6,118,347
Series 2020-E 5.00%, 05/01/2037	3,815	4,325,817
Series 2021-A 5.00%, 05/01/2036	1,950	2,244,882
Series 2022-C 2.583%, 05/01/2030	1,625	1,532,914
San Joaquin Delta Community College District Series 2015-A 5.00%, 08/01/2022	1,385	1,402,903
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2022–07/15/2026	20,760	22,196,698
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029–09/01/2030	2,365	2,559,353
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	1,030	1,093,886
Southwestern Community College District Series 2015 5.00%, 08/01/2022–08/01/2025	13,640	14,440,774
State of California Series 2013 5.00%, 09/01/2028	8,890	9,278,794
Series 2014 5.00%, 12/01/2022–05/01/2029	18,665	19,374,951
Series 2015-B 5.00%, 09/01/2024	3,330	3,571,810
Series 2017 5.00%, 08/01/2024	5,540	5,929,323
Series 2018 5.00%, 10/01/2022	5,000	5,094,666
Series 2019 5.00%, 04/01/2031–04/01/2037	14,295	16,615,748
Series 2020 5.00%, 03/01/2031–03/01/2032	11,145	13,259,641
Series 2022 4.00%, 04/01/2042	6,380	6,978,047
5.00%, 04/01/2031–04/01/2042	5,880	6,721,996

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
State of California Department of Water Resources Series 2014-A 5.00%, 12/01/2027 (Pre-refunded/ETM)	$5,690	$6,065,613
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	8,585,757
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,503,200
BAM Series 2014 5.00%, 08/01/2028–08/01/2029	7,980	8,465,773
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034–06/01/2040	4,375	4,600,808
5.00%, 06/01/2026–06/01/2032	6,880	7,714,518
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031–10/01/2038	4,650	5,460,869
University of California Series 2012 5.00%, 05/15/2025 (Pre-refunded/ETM)	205	205,959
5.00%, 05/15/2025	5,170	5,194,245
Series 2012-G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,646,636
Series 2013-A 5.00%, 05/15/2048	4,785	4,955,671
Series 2014-A 5.00%, 05/15/2028	1,000	1,063,027
Series 2015-A 5.00%, 05/15/2024	2,280	2,428,596
Series 2017-A 5.00%, 05/15/2028–05/15/2031	6,465	7,356,085
Series 2017-M 5.00%, 05/15/2031	4,000	4,527,950
Series 2018-O 4.00%, 05/15/2025	8,320	8,827,017
Vacaville Unified School District BAM Series 2015-C 5.00%, 08/01/2022	1,000	1,012,993

		937,002,806

Alabama–2.1%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	24,615	25,377,284
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(c)	$1,003	$982,600

		26,359,884

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(c)	735	842,144

Colorado–0.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,088,430

Connecticut–0.3%
State of Connecticut Series 2018-B 5.00%, 04/15/2028	1,210	1,394,091
Series 2018-D 5.00%, 04/15/2027	2,280	2,581,736

		3,975,827

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(c)	100	105,584
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	118,734
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030–10/01/2034	955	648,815
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	0
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp., Obligated Group) Series 2020 2.625%, 06/01/2025	535	523,926

		1,397,059

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032–01/01/2036	2,300	2,589,848

14	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Guam–1.2%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	$625	$586,216
3.489%, 10/01/2031	500	466,288
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,534,653
5.00%, 02/01/2040	1,090	1,151,544
Territory of Guam Series 2019 5.00%, 11/15/2031	540	578,860
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	1,860	2,042,401
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	5,240	5,618,695
Series 2021-F 5.00%, 01/01/2031	1,000	1,140,487
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027–11/01/2030	1,625	1,823,485

		14,942,629

Illinois–2.7%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	6,000	6,358,064
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	900	987,333
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	2,185	2,201,752
Series 2017-B 5.00%, 12/15/2026	3,250	3,556,345
State of Illinois Series 2013 5.00%, 07/01/2022	405	408,451
Series 2016 5.00%, 11/01/2024	1,200	1,277,435
Series 2017-D 5.00%, 11/01/2023–11/01/2024	13,465	14,132,637
Series 2021-A 5.00%, 03/01/2026	880	956,620
Village of Bolingbrook IL Sales Tax Revenue (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	$4,450	$4,204,625

		34,083,262

Kentucky–0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	850	958,997
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	3,905,333

		4,864,330

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	185	199,433
6.10%, 06/01/2038–12/01/2040(c)	625	737,968

		937,401

Michigan–0.1%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	1,898,139

Missouri–0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025–03/01/2027	325	345,575

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	445	441,790
2.75%, 06/15/2028(c)	525	510,195

		951,985

New Jersey–1.7%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2029	8,070	8,932,071
Series 2018-A 5.00%, 06/15/2028–06/15/2029	4,000	4,426,989

Schedule of Investments—California Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019-B 5.00%, 06/15/2030	$3,225	$3,616,410
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023–06/01/2028	4,000	4,320,478

		21,295,948

New York–1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,286,046
Series 2017-C 5.00%, 11/15/2026	2,960	3,276,421
Series 2020-E 5.00%, 11/15/2027–11/15/2028	7,250	8,166,445
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	1,000	1,021,261
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	230,570

		14,980,743

Ohio–0.2%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,321,567
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	100	100,255
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,125	1,127,872

		2,549,694

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028–05/01/2033(c)	2,250	2,467,195
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022–07/01/2024	$2,815	$2,925,795

		5,392,990

Puerto Rico–0.6%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024–07/01/2033	2,790	2,023,273
4.00%, 07/01/2033	500	488,107
5.25%, 07/01/2023	700	716,987
5.375%, 07/01/2025	505	532,799
5.625%, 07/01/2027–07/01/2029	1,290	1,420,076
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	740	772,895
AGC Series 2007-C 5.50%, 07/01/2031	150	159,507
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,273	1,193,313

		7,306,957

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,149,409

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	3,205	3,368,470
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,190	1,305,680

		4,674,150

Washington–0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	943,390

16	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Wisconsin–0.7%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(c)	$3,695	$3,951,056
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	5,335	5,584,024

		9,535,080

Total Long-Term Municipal Bonds (cost $1,126,112,669)		1,105,107,680

Short-Term Municipal Notes–10.3%
California–10.3%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-C 0.43%, 08/01/2035(h)	5,950	5,950,000
Series 2009-D 0.43%, 08/01/2035(h)	7,770	7,770,000
California State Public Works Board (California State Public Works Board Lease) Series 2022-A 5.00%, 08/01/2022	5,250	5,316,127
California Statewide Communities Development Authority (Sharp Healthcare Obligated Group) Series 1999-J 0.04%, 09/01/2029(h)	1,100	1,100,000
Calleguas-Las Virgenes Public Financing Authority Series 2008-A 0.48%, 07/01/2037(h)	1,200	1,200,000
City of Los Angeles CA Series 2021 4.00%, 06/23/2022	10,000	10,068,773
County of Los Angeles CA Series 2021 4.00%, 06/30/2022	41,825	42,138,587
County of Riverside CA Series 2021 2.00%, 06/30/2022	24,095	24,160,483
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.04%, 05/15/2029(h)	2,200	2,200,000
Northern California Power Agency Series 2019-A 0.43%, 07/01/2032(h)	10,670	10,670,000
Orange County Water District Series 2021-A 0.43%, 08/01/2042(h)	5,340	5,340,000

Principal Amount (000)		U.S. $ Value
Santa Clara County Financing Authority (El Camino Hospital) Series 2009-A 0.42%, 02/01/2044(h)	$5,655	$5,655,000
Santa Clara Valley Transportation Authority (Santa Clara Valley Transportation Authority 2000 Measure A Sales Tax) Series 2019-A 0.42%, 04/01/2036(h)	7,800	7,800,000

Total Short-Term Municipal Notes (cost $129,539,954)		129,368,970

Total Municipal Obligations (cost $1,255,652,623)		1,234,476,650

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.2%
Agency CMBS–1.2%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	7,952	8,506,390
Series 2021-3, Class A 3.25%, 08/20/2036	1,990	1,990,266
Series 2021-3, Class X 0.764%, 08/20/2036(i)	3,383	224,875
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,962	4,350,621

Total Commercial Mortgage-Backed Securities (cost $17,006,531)		15,072,152

GOVERNMENTS-TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,443,112)	2,346	2,376,791

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	98	98,843
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	91	91,075

Schedule of Investments—California Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	$65	$66,582
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	43	43,051
Series 2015-C03, Class 1M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	42	42,929
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	146	155,825
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	77	80,674
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	120	124,525
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(a)	$197	$201,525
Series 2017-C05, Class 1M2 2.657% (LIBOR 1 Month + 2.20%), 01/25/2030(a)	204	204,822
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(a)	154	157,055

Total Collateralized Mortgage Obligations (cost $1,190,732)		1,266,906

Total Investments—99.4% (cost $1,276,292,998)		1,253,192,499

Other assets less liabilities—0.6%		8,176,234

Net Assets—100.0%		$1,261,368,733

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	26,160	$(1,471,548)	$(1,258,930)	$(212,618)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$543,710	$—	$543,710
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	113,384	—	113,384
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	266,515	—	266,515
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	269,539	—	269,539
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(489,389)	—	(489,389)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(464,169)	—	(464,169)
USD	8,200	01/15/2027	CPI#	3.466%	Maturity	(376,817)	(10,701)	(366,116)
USD	6,420	01/15/2027	CPI#	3.323%	Maturity	(353,535)	—	(353,535)
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	4,298,128	—	4,298,128
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,755,159	—	3,755,159
USD	21,800	01/15/2029	CPI#	3.290%	Maturity	(964,772)	—	(964,772)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	(41,715)	—	(41,715)
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	805,449	—	805,449
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	799,428	—	799,428
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	427,374	—	427,374
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	441,055	—	441,055
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	257,031	—	257,031

18	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	$(227,458)	$—	$(227,458)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(282,831)	—	(282,831)

						$8,776,086	$(10,701)	$8,786,787

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	21,500	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/Quarterly	$1,556,749	$—	$1,556,749
USD	17,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	1,173,652	—	1,173,652
USD	12,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	887,515	—	887,515
USD	13,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/Quarterly	834,434	(9,506)	843,940
USD	11,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	1,001,240	—	1,001,240
USD	10,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	911,034	—	911,034
USD	8,000	04/15/2032	1.280%	1 Day SOFR	Annual	565,638	—	565,638
USD	8,030	11/05/2035	1.130%	3 Month LIBOR	Semi-Annual/Quarterly	1,166,891	—	1,166,891
USD	25,500	02/15/2036	1 Day SOFR	1.589%	Annual	(1,529,892)	—	(1,529,892)
USD	7,850	02/15/2036	1 Day SOFR	1.709%	Annual	(356,684)	—	(356,684)
USD	5,000	02/15/2036	1 Day SOFR	1.668%	Annual	(252,162)	—	(252,162)
USD	3,700	02/15/2036	1 Day SOFR	1.654%	Annual	(192,910)	—	(192,910)

						$5,765,505	$(9,506)	$5,775,011

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	116	$(28,183)	$(10,948)	$(17,235)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,338	(325,853)	(166,268)	(159,585)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(233)	(113)	(120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	63	(15,373)	(6,027)	(9,346)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	789	(192,157)	(75,427)	(116,730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,188	(289,285)	(110,636)	(178,649)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,029	(250,621)	(93,034)	(157,587)

						$(1,101,705)	$(462,453)	$(639,252)

* Termination date

Schedule of Investments—California Municipal Portfolio	19

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA*	Quarterly	$815,618	$—	$815,618

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $94,437,515 or 7.5% of net assets.
(d)	Fair valued by the Adviser.
(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(f)	Defaulted matured security.
(g)	Non-income producing security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	IO—Interest Only.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—Municipal Swap Index

NATL—National Interstate Corporation

SOFR—Secured Overnight Financing Rate

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

20	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

March 31, 2022 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.0%

Long-Term Municipal Bonds–89.8%
Alabama–1.8%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025 (Pre-refunded/ETM)	$1,390	$1,489,235
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	5,209,600
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039–02/01/2040	3,680	3,968,511
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	24,617,317
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	71,456,413
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	4,589	4,494,484
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	2,775	2,845,709

		114,081,269

Alaska–0.3%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2022–09/01/2024	8,810	9,187,761
Series 2015-C 5.00%, 09/01/2022–09/01/2024	7,370	7,690,803

		16,878,564

Principal Amount (000)		U.S. $ Value
American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$1,920	$2,199,885

Arizona–1.7%
Arizona Board of Regents (University of Arizona COP) Series 2012-C 5.00%, 06/01/2025 (Pre-refunded/ETM)	2,365	2,380,320
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023–12/01/2024	2,770	2,954,246
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,135,125
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,683,035
2.542%, 07/01/2033	5,000	4,542,490
2.642%, 07/01/2034	10,000	9,053,742
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023–07/01/2024	16,955	17,889,069
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030–07/01/2039	12,025	14,310,896
Series 2020-A 5.00%, 07/01/2030–07/01/2038	8,895	10,601,724
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	4,467,977
2.171%, 07/01/2033	5,000	4,436,178
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	6,953,249
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2022 (Pre-refunded/ETM)	4,360	4,402,334
5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,163,696

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
5.00%, 07/01/2024 (Pre-refunded/ETM)	$2,000	$2,134,034
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,468,988
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	6,292,692

		103,869,795

California–5.9%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	18,035	15,482,880
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	10,636	11,266,329
Series 2021-1, Class A 3.50%, 11/20/2035	3,450	3,598,889
Series 2021-2 0.82%, 03/25/2035	10,000	615,951
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,310,627
Series 2021-A 5.00%, 02/01/2027	12,040	13,584,177
California State University Series 2021-B 2.374%, 11/01/2035	5,000	4,297,768
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	6,503,694
Series 2019 5.00%, 05/15/2039	5,215	5,837,614
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	6,079,384
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	2,000	1,645,086
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	6,195	5,139,384
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	13,250	11,631,138

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	$5,500	$4,645,648
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	11,099,709
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	7,000	6,220,551
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,470,265
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	6,545	5,685,007
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	7,455	7,485,545
Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2021-A 4.00%, 06/01/2038	10,000	11,002,570
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2033	2,780	3,307,616
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	15,000	14,049,907
State of California Series 2013 5.00%, 11/01/2024–11/01/2025	43,465	45,590,100

22	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2014 5.00%, 05/01/2025–05/01/2026	$80,965	$86,004,405
Series 2019 5.00%, 11/01/2031–04/01/2036	42,375	49,256,477
Series 2020 5.00%, 11/01/2030–03/01/2035	19,460	23,562,500
University of California Series 2022-S 5.00%, 05/15/2034–05/15/2035	10,000	12,184,955

		369,558,176

Colorado–1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,814,123
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2022–11/15/2024	6,630	6,767,594
Series 2016-A 5.00%, 11/15/2023	4,085	4,288,313
Series 2018-A 5.00%, 12/01/2025–12/01/2032	79,745	89,087,694
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031–08/01/2035	5,265	6,001,194
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027–11/01/2028	5,900	6,800,732
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	959	935,796
5.00%, 12/15/2026	270	297,591
AGM Series 2020 5.00%, 12/01/2024–12/01/2050	1,760	1,997,263

		119,990,300

Connecticut–2.9%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023–11/01/2028	2,420	2,624,232
Series 2017-B 5.00%, 08/15/2025–08/15/2027	12,195	13,698,686
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	865,944
Series 2017-C 5.00%, 08/15/2024–08/15/2028	8,950	9,948,890
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	5,425	6,066,806

Principal Amount (000)		U.S. $ Value
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026–07/01/2029	$4,400	$4,858,014
State of Connecticut Series 2014-A 5.00%, 03/01/2028	6,360	6,706,585
Series 2015-B 5.00%, 06/15/2032	7,345	7,911,474
Series 2015-F 5.00%, 11/15/2027	1,570	1,719,044
Series 2016-A 5.00%, 03/15/2024–03/15/2029	17,305	18,904,226
Series 2016-E 5.00%, 10/15/2024–10/15/2025	20,025	21,557,990
Series 2017-A 5.00%, 04/15/2022	8,450	8,460,845
Series 2017-B 5.00%, 04/15/2028	2,515	2,897,634
Series 2018-C 5.00%, 06/15/2026	5,500	6,122,692
Series 2018-D 5.00%, 04/15/2026	16,655	18,475,008
Series 2020-A 5.00%, 01/15/2040	2,565	2,944,060
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2024	4,650	4,760,842
Series 2020 4.00%, 05/01/2036	1,000	1,071,434
5.00%, 05/01/2028–05/01/2038	11,780	13,773,944
Series 2021-A 4.00%, 05/01/2040	3,835	4,082,137
Series 2021-D 4.00%, 11/01/2039	1,060	1,133,469
Town of Stratford CT BAM Series 2019 5.00%, 01/01/2030–01/01/2033	13,370	14,905,353
University of Connecticut Student Fee 5.00%, 05/01/2040	7,065	8,285,208

		181,774,517

Delaware–0.1%
Commonwealth of Puerto Rico 5.50%, 07/01/2029	125	131,188
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026–01/01/2027	5,470	5,747,667
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	605,469
5.00%, 09/01/2050	1,000	1,108,995

		7,593,319

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
District of Columbia–1.8%
District of Columbia Series 2013-A 5.00%, 06/01/2025–06/01/2027	$59,115	$61,338,243
District of Columbia (District of Columbia Pers Income Tax) Series 2012-C 5.00%, 12/01/2026	5,585	5,711,735
Metropolitan Washington Airports Authority Aviation Revenue Series 2014-A 5.00%, 10/01/2024	2,100	2,239,401
Series 2018-A 5.00%, 10/01/2029	1,155	1,307,420
Series 2019-A 5.00%, 10/01/2030–10/01/2032	8,840	10,082,084
Series 2020-A 5.00%, 10/01/2029–10/01/2034	26,410	30,486,500
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	3,205	3,790,204

		114,955,587

Florida–5.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	529,648
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2033	11,335	13,117,201
AGM Series 2021 5.00%, 07/01/2026–07/01/2033	13,005	15,435,104
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	27,105	27,278,827
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	5,674,058
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034–09/01/2035	1,300	829,514
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,217,153

Principal Amount (000)		U.S. $ Value
Series 2019-C 2.384%, 10/01/2026	$1,250	$1,212,057
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,076,697
County of Miami-Dade FL Series 2015-B 5.00%, 07/01/2022	3,715	3,751,254
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2022–10/01/2024	4,975	5,175,025
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030–10/01/2034	4,610	3,135,127
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,657,534
Florida Department of Environmental Protection Series 2012-A 5.00%, 07/01/2022	10,225	10,325,036
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	21,800	21,759,467
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 4.00%, 11/15/2036	1,850	2,007,372
5.00%, 11/15/2032	1,450	1,744,486
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	4,113,759
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024–10/01/2028	3,765	4,108,707
Series 2021 1.425%, 10/01/2026	3,000	2,808,447
Florida State Board of Education (State of Florida) Series 2014-A 5.00%, 06/01/2022	3,545	3,567,792
Series 2022-A 5.00%, 06/01/2030–06/01/2031	15,910	19,394,966

24	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	$3,000	$3,431,842
5.00%, 10/01/2030 (Pre-refunded/ETM)	6,250	7,149,672
5.00%, 10/01/2031	4,085	4,548,059
Series 2019-A 5.00%, 10/01/2033	7,975	9,050,853
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,608,126
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,771,815
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2023	1,145	1,177,098
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,352,943
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,656,903
5.00%, 10/01/2025	1,495	1,587,472
Series 2017-A 5.00%, 10/01/2026	22,290	25,120,799
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028–07/01/2029	14,010	15,555,508
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029–01/01/2030	6,180	6,970,379
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2022–10/01/2024	18,515	19,328,138
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(c)	1,000	994,750
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	26,807,537

Principal Amount (000)		U.S. $ Value
5.00%, 08/01/2029 (Pre-refunded/ETM)	$21,280	$22,750,325
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	2,355	2,306,252
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	2,000	2,228,441
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,632,498
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,206,503

		320,155,144

Georgia–1.9%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	12,876,145
Series 2021-B 5.00%, 07/01/2028	1,000	1,149,453
Series 2021-C 4.00%, 07/01/2038–07/01/2042	5,765	6,055,323
5.00%, 07/01/2029–07/01/2037	14,590	16,914,746
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026–04/01/2031	2,275	2,566,921
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	9,350	9,590,621
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	35,686,736
Series 2018-C 4.00%, 08/01/2048	18,000	18,548,518
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,405,561
State of Georgia Series 2021-A 5.00%, 07/01/2033	11,095	13,614,123

		118,408,147

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	$930	$996,926

Hawaii–0.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2028–11/01/2029(c)	5,750	6,656,083
State of Hawaii Series 2015-E 5.00%, 10/01/2023	7,105	7,450,945
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,989,317

		17,096,345

Idaho–0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2022–07/15/2023	4,675	4,765,186

Illinois–5.4%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2023	7,000	7,303,680
Series 2018-A 4.00%, 12/01/2022	5,500	5,584,021
5.00%, 12/01/2026	1,000	1,084,280
Series 2022-B 4.00%, 12/01/2041	11,000	10,893,885
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,304,945
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,504,973
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	4,485	4,915,290
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) Series 2020 5.00%, 08/15/2029–08/15/2034	7,785	9,172,692
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027–11/15/2028	2,250	2,450,886
Illinois Finance Authority (State of Illinois Water Revolving Fund–Clean Water Program) Series 2020 4.00%, 07/01/2037	2,000	2,199,278
5.00%, 07/01/2036	10,000	11,960,668

Principal Amount (000)		U.S. $ Value
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2028–10/01/2038	$18,380	$22,274,126
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027–02/01/2029	42,820	46,703,708
Illinois State Toll Highway Authority Series 2014-D 5.00%, 01/01/2023	1,185	1,215,894
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 06/15/2023 (Pre-refunded/ETM)	565	569,332
5.00%, 06/15/2023–12/15/2028	13,585	13,689,151
Series 2022 4.00%, 12/15/2042	2,745	2,747,060
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	7,075	9,043,979
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022–06/01/2025	31,710	33,290,524
State of Illinois Series 2012 5.00%, 03/01/2023–08/01/2025	17,440	17,710,090
Series 2013 5.50%, 07/01/2024	5,415	5,688,591
Series 2013-A 5.00%, 04/01/2023	4,415	4,542,200
Series 2014 5.00%, 02/01/2024–05/01/2027	26,620	28,156,824
Series 2016 5.00%, 06/01/2022–02/01/2029	4,620	4,742,344
Series 2017-A 5.00%, 12/01/2024	8,590	9,159,287
Series 2017-D 5.00%, 11/01/2024–11/01/2028	57,195	60,951,158
Series 2019-B 4.00%, 11/01/2033	9,000	9,248,656
Series 2020 5.50%, 05/01/2039	1,500	1,695,497
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)	5,078	101,560

		337,904,579

Indiana–0.5%
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	10,593,119

26	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2033	$5,000	$6,009,355
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	12,000	11,909,818
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024–04/01/2028	3,960	4,304,938
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,703,102

		34,520,332

Iowa–0.3%
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	6,561,952
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	15,133,135

		21,695,087

Kansas–0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	3,970,323

Kentucky–2.9%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,634,049
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,132,653
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028–06/01/2030	14,650	16,355,016
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	24,850	25,780,747

Principal Amount (000)		U.S. $ Value
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	$18,590	$19,143,789
Series 2018-C 4.00%, 12/01/2049	36,475	37,849,943
Series 2019-A 4.00%, 12/01/2049	10,895	11,290,986
Series 2022-A 4.00%, 08/01/2052	10,000	10,702,882
Kentucky Turnpike Authority Series 2012-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	8,571,388
Series 2016-A 5.00%, 07/01/2023–07/01/2027	13,375	14,493,827
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	30,150	30,448,256

		179,403,536

Louisiana–0.6%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2034	6,145	7,288,041
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027–08/01/2028	8,985	9,814,129
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	2,250	2,425,544
6.10%, 06/01/2038–12/01/2040(a)	5,625	6,641,709
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,254,725
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 0.68% (SOFR + 0.50%), 05/01/2043(b)	10,500	10,479,525

		37,903,673

Maine–0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	1,000	1,070,904

Maryland–0.7%
County of Baltimore MD Series 2022 4.00%, 03/01/2038	5,000	5,546,257

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
County of Frederick MD Series 2019-A 5.00%, 08/01/2027 (Pre-refunded/ETM)	$165	$188,793
County of Howard MD Series 2020-A 5.00%, 08/15/2031–08/15/2032	8,465	10,224,404
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2028–04/15/2031	4,285	4,987,630
State of Maryland Series 2021-A 5.00%, 03/01/2032–08/01/2034	10,000	12,229,638
Series 2022-D 4.00%, 08/01/2028(c)	3,250	3,593,325
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026–08/01/2034	5,250	5,951,764

		42,721,811

Massachusetts–2.2%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	4,128,264
Series 2017-D 5.00%, 02/01/2036	4,435	4,947,896
Series 2018-B 5.00%, 01/01/2031	3,685	4,219,633
Series 2022-B 4.00%, 02/01/2040	13,000	14,300,040
CIFG Series 2007-A 0.782% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	15,250	14,746,105
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	12,335,616
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2007-A 5.25%, 07/01/2033	6,600	8,433,647
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025–10/01/2033	15,375	17,550,402
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025–07/01/2029	24,065	27,159,337

Principal Amount (000)		U.S. $ Value
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	$950	$1,105,740
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2028–07/01/2033	7,525	8,589,996
AGM Series 2020-C 5.00%, 10/01/2026–10/01/2032	2,495	2,893,111
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	9,906,397
Massachusetts School Building Authority Series 2012-A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	461,468
Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012-A 5.00%, 08/15/2022–08/15/2023	10,225	10,366,590

		141,144,242

Michigan–4.9%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2027–05/01/2032(c)	3,670	4,144,899
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.744% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	14,000	13,825,587
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024–07/01/2025	12,505	13,589,639
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	1,150	1,137,925
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,093,135
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	53,767,936

28	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.80%, 10/01/2022	$500	$503,284
3.875%, 10/01/2023	2,000	2,025,896
4.00%, 10/01/2024	3,000	3,060,959
4.50%, 10/01/2029	12,065	12,372,146
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025–07/01/2027	39,940	42,683,196
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024–07/01/2027	54,355	58,075,762
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	15,096,265
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2022–06/01/2039	9,000	9,444,823
5.00%, 06/01/2025–06/01/2031	5,645	6,306,677
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,660,165
Series 2014-B 5.00%, 07/01/2027–07/01/2031	7,450	7,753,507
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023–12/01/2025	13,075	13,952,550
5.50%, 12/01/2026–12/01/2027	7,220	7,946,405
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024–06/30/2028	31,630	34,629,454
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,069,356

		308,139,566

Minnesota–0.1%
State of Minnesota Series 2015-B 5.00%, 08/01/2022	3,745	3,793,409

Principal Amount (000)		U.S. $ Value
Missouri–0.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025–03/01/2028	$2,820	$3,074,324
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033–07/01/2040	14,000	15,355,444
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025–03/01/2027	1,620	1,723,110
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	2,827,585

		22,980,463

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025–02/15/2028	15,015	16,657,474

Nebraska–0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,480	59,783,022

Nevada–1.1%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023–09/01/2026	8,605	9,178,059
Clark County School District Series 2015-B 5.00%, 06/15/2022	17,785	17,922,558
Series 2016-D 5.00%, 06/15/2024	26,915	28,655,391
Series 2017-C 5.00%, 06/15/2027	3,565	4,047,086
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	6,945,329
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	5,113,221

		71,861,644

New Hampshire–0.2%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	2,250	2,269,736

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) National Finance Authority Series 2020-1
4.125%, 01/20/2034	$9,252	$9,877,416

		12,147,152

New Jersey–5.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,421,051
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026–01/01/2027	2,000	2,104,852
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2022–10/01/2025	8,005	8,473,496
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025–06/15/2026	4,500	4,652,028
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,988,876
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027–06/15/2028	13,805	15,292,958
Series 2018-A 5.00%, 06/15/2029	3,050	3,375,147
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027–12/15/2033	65,505	73,488,655
Series 2019 5.00%, 12/15/2028–12/15/2031	8,720	9,843,270
Series 2019-B 5.00%, 06/15/2033	3,885	4,333,213

Principal Amount (000)		U.S. $ Value
Series 2020-A 5.00%, 06/15/2035	$1,810	$2,044,185
Series 2021-A 5.00%, 06/15/2033	4,845	5,540,945
Series 2022-A 5.00%, 06/15/2034(c)	11,635	13,362,535
New Jersey Turnpike Authority Series 2012-B 5.00%, 01/01/2026 (Pre-refunded/ETM)	6,015	6,172,723
5.00%, 01/01/2027 (Pre-refunded/ETM)	6,685	6,860,291
Series 2014-A 5.00%, 01/01/2027–01/01/2029	75,940	80,720,666
Series 2014-C 5.00%, 01/01/2024	14,720	15,500,952
Series 2017-A 5.00%, 01/01/2029	7,235	8,121,366
Series 2017-B 5.00%, 01/01/2029–01/01/2031	40,050	45,697,326
Series 2021-B 1.713%, 01/01/2029	6,625	6,032,654
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	16,470,447
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023–06/01/2035	17,385	18,990,242

		356,487,878

New York–14.0%
City of New York NY Series 2013-D 5.00%, 08/01/2022	3,885	3,935,862
Series 2014-A 5.00%, 08/01/2027	1,130	1,203,288
Series 2015-A 5.00%, 08/01/2023	2,040	2,128,976
Series 2016 0.04%, 08/01/2044(f)	11,775	11,775,000
Series 2018-D 5.00%, 12/01/2039	2,435	2,762,159
Series 2020-A 5.00%, 08/01/2024–08/01/2027	14,900	16,859,926
Series 2020-B 5.00%, 11/01/2027	7,320	8,361,094
Series 2020-C 5.00%, 08/01/2032	3,150	3,717,445
Series 2021-A 4.00%, 08/01/2038	1,000	1,062,065
5.00%, 08/01/2033	2,025	2,420,517
Series 2021-D 1.396%, 08/01/2027	18,930	17,368,707
Series 2021-F 5.00%, 06/01/2044	5,000	5,433,762
Series 2021-L 5.00%, 04/01/2034	4,000	4,741,800

30	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	$8,840	$9,886,053
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	5,000	5,421,585
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2028	6,890	7,021,693
Series 2012-E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,194,133
Series 2012-F 5.00%, 11/15/2022–11/15/2026	55,630	56,694,120
Series 2012-H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,411,632
5.00%, 11/15/2026	2,730	2,782,519
Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	9,995,361
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,421,935
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,248,423
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,391,871
Series 2017-C 5.00%, 11/15/2028–11/15/2033	71,630	79,367,698
Series 2019-B 5.00%, 05/15/2022	59,625	59,872,718
Series 2021-D 0.51% (SOFR + 0.33%), 11/01/2035(b)	9,500	9,439,625
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2027	4,505	4,591,871
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031–07/15/2032	53,945	62,390,504
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-A 5.00%, 08/01/2025	12,345	12,489,477
Series 2012-B 5.00%, 11/01/2023	20,000	20,387,052

Principal Amount (000)		U.S. $ Value
Series 2017-A 5.00%, 08/01/2033	$4,860	$5,480,360
Series 2019-B 5.00%, 11/01/2035–11/01/2036	59,785	69,423,530
Series 2021-B 4.00%, 08/01/2037–08/01/2038	15,230	16,245,726
5.00%, 08/01/2024	6,505	6,945,254
Series 2021-E 4.00%, 02/01/2040	4,335	4,576,832
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	4,131,706
2.80%, 09/15/2069	11,555	11,037,693
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-C 5.00%, 03/15/2027	2,015	2,133,746
Series 2020-D 5.00%, 02/15/2029–02/15/2034	25,980	30,287,908
Series 2022-A 4.00%, 03/15/2040–03/15/2042	32,280	34,474,905
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2023	17,940	17,985,952
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2036–03/15/2040	9,000	9,646,955
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013-C
5.00%, 03/15/2025–03/15/2026	63,625	65,620,331
Series 2013-D 5.00%, 03/15/2023	32,000	33,028,112
Series 2016-A 5.00%, 03/15/2024	4,010	4,250,275
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027–01/01/2029	74,370	81,503,112
Series 2020 4.00%, 10/01/2030	4,400	4,558,260
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	2,195,654

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	$3,385	$3,540,945
Series 2020-2 5.00%, 07/15/2033	5,910	6,782,945
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027–06/01/2033	5,520	6,289,006
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	13,422,812
2.591%, 05/15/2036	2,000	1,817,948

		881,158,838

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028–06/01/2030	5,000	5,631,062

Ohio–1.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037–06/01/2038	3,000	3,131,496
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026–08/01/2028	20,420	23,074,160
Series 2020 5.00%, 12/01/2028–12/01/2029	6,965	8,127,357
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026–02/15/2027	5,455	6,065,864
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,142,789
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	11,101,092
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022–12/01/2023	3,470	3,575,724
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	2,330	2,335,949

Principal Amount (000)		U.S. $ Value
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2032	$4,970	$5,946,610
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	6,325	6,341,149

		70,842,190

Oklahoma–0.1%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022–07/01/2028	3,035	3,170,529
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	510	524,503
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	3,005	2,979,682

		6,674,714

Oregon–0.8%
City of Portland OR Sewer System Revenue Series 2013-A 5.00%, 08/01/2022	8,685	8,794,967
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	630	648,355
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030–08/15/2038	8,260	9,587,522
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,899,949
Series 2022-2 4.00%, 07/01/2038–07/01/2040	18,425	19,454,668
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,547,611
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2022–11/01/2023	45	45,123

32	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	$2,335	$2,683,177

		48,661,372

Other–1.1%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	23,651	24,348,690
Series 2019-C, Class 1 3.87%, 11/15/2035(a)	5,517	5,679,347
Series 2019-D, Class 1 3.87%, 11/15/2035(a)	5,037	5,185,929
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,484,139
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.60%, 09/15/2033(a)	9,650	9,245,898
2.625%, 06/15/2035(a)	9,710	9,241,994
2.65%, 06/15/2035(a)	4,860	4,625,724
Series 2021-ML12 2.34%, 01/25/2041(a)	7,479	6,874,446

		68,686,167

Pennsylvania–5.9%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038–01/01/2039	7,235	7,527,057
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030–07/15/2033	19,390	22,427,257
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,682,376
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	2,120	2,127,392
City of Philadelphia PA Series 2019-A 5.00%, 08/01/2026	1,420	1,581,324
Series 2019-B 5.00%, 02/01/2030	1,005	1,174,104
AGM Series 2017-A 5.00%, 08/01/2027–08/01/2032	46,290	52,168,300
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024–10/01/2026	17,425	19,090,838

Principal Amount (000)		U.S. $ Value
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	$9,575	$10,280,689
Series 2017 5.00%, 01/01/2026–01/01/2027	20,480	23,008,605
Series 2019 5.00%, 07/15/2025	3,120	3,416,945
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,923,610
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,464,746
AGM Series 2022 4.00%, 07/01/2038–07/01/2039(c)	20,000	20,977,354
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027–12/01/2032	5,000	5,391,299
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026–09/01/2030	10,650	12,145,896
Series 2019 5.00%, 09/01/2030–09/01/2032	2,910	3,373,178
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026–12/31/2028	51,190	55,236,196
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2028–04/15/2031	9,030	10,534,309
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2038–08/15/2040(c)	2,410	2,582,002
5.00%, 08/15/2029–08/15/2030(c)	1,575	1,850,263
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028–06/01/2030	13,280	14,890,692
Series 2019 5.00%, 12/01/2022–12/01/2030	19,140	21,546,666

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
Series 2021-B 5.00%, 12/01/2028	$1,145	$1,339,507
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030–08/01/2040	4,645	5,119,614
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035–11/01/2038	5,560	5,941,304
5.00%, 11/01/2027–11/01/2034	11,940	13,768,636
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,889,712
Series 2016-F 5.00%, 09/01/2023–09/01/2024	29,200	30,946,346

		370,406,217

Puerto Rico–0.6%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024–07/01/2033	875	521,450
4.00%, 07/01/2033–07/01/2046	2,033	1,976,684
5.25%, 07/01/2023	3,605	3,692,775
5.375%, 07/01/2025	1,920	2,025,683
5.625%, 07/01/2027–07/01/2029	3,741	4,115,083
5.75%, 07/01/2031	99	113,234
Series 2022-C 0.01%, 11/01/2043	655	352,098
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,353,617
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	4,260	4,449,368
AGC Series 2007-C 5.50%, 07/01/2031	510	542,323
AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	10,525	11,036,490
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	6,726	6,304,969

		40,483,774

Rhode Island–0.7%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2028–09/15/2032	12,390	14,231,863

Principal Amount (000)		U.S. $ Value
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016-B 5.00%, 06/15/2027	$10,565	$11,756,643
Rhode Island Depositors Economic Protection Corp. Series 1993-A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	5,866,006
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2022–06/01/2023	9,635	9,872,244

		41,726,756

South Carolina–1.5%
County of Charleston SC Series 2021 5.00%, 11/01/2031	10,335	12,767,713
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	50,180,996
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022–12/01/2027	7,000	7,509,973
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030–12/01/2034	2,435	2,683,828
Series 2020-A 4.00%, 12/01/2037	1,690	1,800,484
Series 2021-A 4.00%, 12/01/2035–12/01/2036	15,475	16,627,721
Series 2021-B 5.00%, 12/01/2040	3,000	3,492,430

		95,063,145

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029–09/01/2030	7,025	7,841,580

Tennessee–0.7%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,792,539

34	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017-A 4.00%, 05/01/2048	$39,715	$40,399,909

		46,192,448

Texas–5.5%
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,061,018
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,480,552
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	5,097,857
City of Houston TX Series 2017-A 5.00%, 03/01/2025	16,370	17,725,181
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023–09/01/2025	3,800	4,003,448
City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	6,160	7,004,620
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,968,546
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023–05/15/2028	24,850	26,128,481
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2031–02/01/2036	9,725	11,596,124
Dallas Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	12,100,704
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,353,576
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	87,137,660

Principal Amount (000)		U.S. $ Value
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	$5,000	$5,370,989
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,705,033
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038–12/01/2039	2,850	2,900,106
5.00%, 12/01/2028–12/01/2036	4,395	4,922,478
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026–10/15/2031	3,220	3,517,842
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2039–05/15/2041	27,550	32,262,759
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	11,224,729
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,278,077
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025–08/15/2028	7,250	8,095,408
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	875	932,181
Series 2022 4.00%, 01/01/2032–01/01/2037(c)	1,995	1,877,090
North Texas Tollway Authority Series 2014 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,985	2,037,498
5.00%, 01/01/2023–01/01/2024	4,860	5,037,239
5.00%, 01/01/2024 (Pre-refunded/ETM)	900	949,180

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2023–01/01/2028	$12,275	$13,152,646
Series 2019-B 5.00%, 01/01/2027–01/01/2029	30,080	34,524,477
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,306,782
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,108,020
Spring Branch Independent School District Series 2015-A 5.00%, 02/01/2024	3,215	3,399,431
Series 2015-B 5.00%, 02/01/2024	4,855	5,133,511
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,483,728
Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 4.00%, 08/01/2035	10,210	11,273,122
5.00%, 08/01/2034	4,000	4,852,189

		349,002,282

Utah–0.5%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2041	7,000	7,276,273
5.00%, 07/01/2033–07/01/2036	16,110	18,573,486
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,021,624
Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,182,045
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,345,698
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,417,807

		32,816,933

Virginia–0.9%
County of Loudoun VA Series 2020-B 5.00%, 12/01/2024	3,300	3,566,000

Principal Amount (000)		U.S. $ Value
Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2022–08/01/2033	$8,040	$9,088,467
Hampton Roads Transportation Accountability Commission Series 2020-A 5.00%, 07/01/2039	4,745	5,559,625
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015-A 5.00%, 02/01/2023	4,435	4,564,449
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2021-A 4.00%, 08/01/2035	4,540	4,993,093
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2030–01/01/2037(c)	14,280	14,854,206
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029–01/01/2035	10,720	11,941,455

		54,567,295

Washington–3.0%
City of Seattle WA Municipal Light & Power Revenue Series 2012-A 4.00%, 06/01/2036 (Pre-refunded/ETM)	6,225	6,255,512
Series 2016-B 5.00%, 04/01/2026	4,300	4,793,849
Series 2021-A 4.00%, 07/01/2033–07/01/2035	11,140	12,487,787
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,114,183
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,587,323
Energy Northwest (Bonneville Power Administration) Series 2021 5.00%, 07/01/2022	10,000	10,098,082
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,775,839

36	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Port of Seattle WA Series 2015-C 5.00%, 04/01/2022–04/01/2023	$3,195	$3,251,409
Series 2018-A 5.00%, 05/01/2025	8,320	9,000,943
Series 2018-B 5.00%, 05/01/2025	4,695	5,079,258
Series 2019 5.00%, 04/01/2032–04/01/2033	2,500	2,833,003
Series 2021 4.00%, 08/01/2040	5,750	6,010,971
State of Washington Series 2012-R 5.00%, 07/01/2024	6,765	6,829,351
Series 2015-2 5.00%, 07/01/2023	9,895	10,304,935
Series 2015-A1 5.00%, 08/01/2023	8,010	8,361,517
State of Washington (State of Washington COP) Series 2015-C 5.00%, 07/01/2022–01/01/2023	8,805	8,930,983
State of Washington (State of Washington Fed Hwy Grant) Series 2012-F 5.00%, 09/01/2023	17,550	17,805,424
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028–08/15/2030	31,550	34,335,647
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025–08/15/2030	15,880	17,607,820
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	10,600	10,684,648
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,941	4,881,467
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	565	546,538

		186,576,489

Principal Amount (000)		U.S. $ Value
West Virginia–0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	$16,125	$15,873,985

Wisconsin–2.8%
State of Wisconsin Series 2019-A 5.00%, 05/01/2025–05/01/2029	45,000	50,678,883
Series 2021-1 5.00%, 05/01/2026–05/01/2031	14,150	16,469,563
Series 2021-2 5.00%, 05/01/2024–05/01/2025	29,485	31,721,934
Series 2023-1 5.00%, 05/01/2024–05/01/2027(c)	11,670	12,608,040
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(a)	16,760	17,911,434
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028–12/15/2034	8,515	5,965,646
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 0.69% (MUNIPSA + 0.18%), 08/15/2054(b)	4,000	4,000,000
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034–10/15/2035	3,500	3,877,042
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	2,445	2,451,483
Wisconsin Public Finance Authority 5.00%, 02/01/2042	2,000	2,137,040
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	4,131,914
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,000	1,046,677
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	275	275,203

Schedule of Investments—Diversified Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 2.75%, 06/01/2026	$2,510	$2,423,460
Series 2021-B 2.25%, 06/01/2027	1,420	1,340,722
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035–02/01/2040	11,470	12,139,490
Series 2022 5.00%, 02/01/2031–02/01/2032	5,920	6,842,779
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,062,931

		177,084,241

Total Long-Term Municipal Bonds (cost $5,707,829,703)		5,643,797,743

Short-Term Municipal Notes–8.2%
California–0.0%
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.04%, 05/15/2029(f)	400	400,000

Colorado–0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 0.51%, 12/01/2052(f)	14,790	14,790,000

District of Columbia–0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.49%, 11/01/2045(f)	6,405	6,405,000
District of Columbia (Georgetown University (The)) Series 2016 0.49%, 04/01/2041(f)	3,530	3,530,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.48%, 08/15/2038(f)	2,245	2,245,000

		12,180,000

Florida–0.4%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc.(The)) Series 2002 0.53%, 07/01/2032(f)	3,520	3,520,000

Principal Amount (000)		U.S. $ Value
Florida Gulf Coast University Financing Corp. Series 2009-A 0.51%, 02/01/2039(f)	$1,650	$1,650,000
Florida Keys Aqueduct Authority Series 2013 0.48%, 09/01/2035(f)	1,100	1,100,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 0.52%, 06/01/2048(f)	7,250	7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 0.49%, 01/01/2039(f)	8,120	8,120,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019-E 0.50%, 10/01/2026(f)	2,700	2,700,000

		24,340,000

Hawaii–0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 0.04%, 12/01/2041(f)	3,640	3,640,000

Illinois–0.5%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 0.51%, 08/01/2026(f)	836	836,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 0.54%, 01/01/2029(f)	100	100,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 0.52%, 08/01/2035(f)	995	995,000
Illinois Finance Authority (North Park University) Series 2016 0.52%, 07/01/2035(f)	10,550	10,550,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 0.04%, 01/01/2041(f)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 0.51%, 06/01/2038(f)	6,165	6,165,000

		33,146,000

38	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Indiana–0.1%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 0.45%, 05/15/2038(f)	$4,550	$4,550,000

Iowa–0.6%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.49%, 12/01/2041(f)	25,795	25,795,000
0.53%, 11/15/2041(f)	9,060	9,060,000

		34,855,000

Kentucky–0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 0.47%, 10/01/2039(f)	13,450	13,450,000

Louisiana–0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 0.53%, 09/01/2033(f)	20,450	20,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.53%, 07/01/2047(f)	14,975	14,975,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 0.50%, 04/02/2023(f)	2,265	2,265,000

		37,690,000

Maryland–0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 0.50%, 04/01/2035(f)	1,925	1,925,000
Montgomery County Housing Opportunities Commission Series 2011-A 0.51%, 01/01/2049(f)	1,855	1,855,000

		3,780,000

Massachusetts–0.0%
Massachusetts Health & Educational Facilities Authority (Mass General Brigham, Inc.) Series 2011 0.50%, 07/01/2040(f)	490	490,000

Michigan–0.4%
Grand Valley State University Series 2019-B 0.51%, 12/01/2031(f)	17,625	17,625,000

Principal Amount (000)		U.S. $ Value
Lakeview School District/MI Series 2019-B 0.51%, 05/01/2032(f)	$5,625	$5,625,000
Michigan Strategic Fund (Wedgwood Christian Services) Series 2008 0.55%, 12/01/2038(f)	1,650	1,650,000

		24,900,000

Minnesota–0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 0.53%, 11/15/2048(f)	4,805	4,805,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 0.53%, 09/01/2026(f)	9,315	9,315,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) Series 2001 0.53%, 11/01/2031(f)	1,430	1,430,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.50%, 11/15/2034(f)	15,500	15,500,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 0.50%, 11/15/2035(f)	2,400	2,400,000

		33,450,000

Nevada–0.6%
County of Clark Department of Aviation Series 2008-D 0.47%, 07/01/2029(f)	27,070	27,070,000
Series 2014-D 0.49%, 07/01/2040(f)	11,010	11,010,000

		38,080,000

New Jersey–0.4%
New Jersey Health Care Facilities Financing Authority Series 2017 0.51%, 07/01/2035(f)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 0.51%, 07/01/2036(f)	3,675	3,675,000
Series 2008-C 0.51%, 07/01/2036(f)	16,630	16,630,000

		23,300,000

Schedule of Investments—Diversified Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value
New York–1.0%
City of New York NY Series 2016 0.04%, 08/01/2044(f)	$600	$600,000
Series 2019-I 0.47%, 03/01/2044(f)	5,950	5,950,000
New York City Housing Development Corp. Series 2008 0.40%, 04/15/2035(f)	300	300,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 0.45%, 04/15/2036(f)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.47%, 05/01/2044(f)	21,910	21,910,000

		61,260,000

North Carolina–0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) Series 2012 0.53%, 09/01/2037(f)	780	780,000

Ohio–0.1%
Columbus Regional Airport Authority Series 2006 0.52%, 12/01/2036(f)	7,125	7,125,000

Oregon–0.6%
Clackamas County Hospital Facility Authority (Legacy Health Obligated Group) Series 2008-A 0.51%, 06/01/2037(f)	14,825	14,825,000
Series 2008-B 0.51%, 06/01/2037(f)	20,515	20,515,000

		35,340,000

Pennsylvania–0.3%
Emmaus General Authority Series 2008-D 0.49%, 03/01/2024(f)	1,300	1,300,000
Series 2008-E 0.49%, 03/01/2024(f)	2,000	2,000,000
Series 2008-E20 0.49%, 03/01/2024(f)	1,100	1,100,000
Haverford Township School District Series 2009 0.51%, 03/01/2030(f)	2,310	2,310,000
Pennsylvania Turnpike Commission Series 2019 0.50%, 12/01/2038(f)	700	700,000

Principal Amount (000)		U.S. $ Value
Philadelphia Gas Works Co. Series 2020-D 0.50%, 08/01/2031(f)	$10,950	$10,950,000

		18,360,000

Rhode Island–0.0%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.50%, 11/15/2038(f)	2,430	2,430,000

Tennessee–0.1%
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2022	4,025	4,050,357
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group)
Series 2018-B 0.50%, 07/01/2045(f)	3,150	3,150,000

		7,200,357

Texas–0.3%
City of Houston TX Series 2021 2.00%, 06/30/2022	13,900	13,933,976
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) Series 2013 0.51%, 09/01/2041(f)	3,305	3,305,000
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003 0.57%, 02/15/2036(f)	270	270,000

		17,508,976

Vermont–0.1%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 0.49%, 12/01/2030(f)	4,330	4,330,000

Virginia–0.2%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 0.51%, 06/01/2034(f)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 0.50%, 07/01/2052(f)	11,680	11,680,000

		14,680,000

40	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Washington–0.6%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 0.04%, 12/15/2044(f)	$3,025	$3,025,000
Washington State Housing Finance Commission (Evergreen School (The)) Series 2002 0.53%, 07/01/2028(f)	1,400	1,400,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 0.50%, 04/01/2043(f)	4,050	4,050,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 0.37%, 11/01/2047(f)	9,440	9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) Series 2014 0.37%, 08/01/2044(f)	6,260	6,260,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 0.37%, 07/01/2047(f)	15,530	15,530,000
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018 0.50%, 06/01/2034(f)	690	690,000

		40,395,000

Total Short-Term Municipal Notes (cost $512,489,896)		512,450,333

Total Municipal Obligations (cost $6,220,319,599)		6,156,248,076

CORPORATES-INVESTMENT GRADE–1.0%

Industrial–1.0%
Capital Goods–0.2%
Caterpillar Financial Services Corp. 0.525% (SOFR + 0.27%), 09/13/2024(b)	10,000	9,948,400
John Deere Capital Corp. 0.215% (SOFR + 0.12%), 07/10/2023(b)	5,000	4,979,650

		14,928,050

Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.4%
CommonSpirit Health 1.547%, 10/01/2025	$4,513	$4,234,277
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,378,995
1.777%, 11/15/2030	5,000	4,414,150
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	3,520,920
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	8,773,700

		26,322,042

Services–0.4%
Novant Health, Inc. 2.637%, 11/01/2036	19,100	16,786,990
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	5,961,900

		22,748,890

Total Corporates–Investment Grade (cost $70,328,409)		63,998,982

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.4%
Agency CMBS–0.4%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	16,402	17,544,428
Series 2021-3, Class A 3.25%, 08/20/2036	3,980	3,980,533
Series 2021-3, Class X 0.764%, 08/20/2036(g)	8,134	540,691
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,988	1,741,368
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,962	4,350,621
Washington State Housing Finance Commission Series 2021-1, Class X 0.724%, 12/20/2035(g)	3,265	182,102

Total Commercial Mortgage-Backed Securities (cost $31,793,622)		28,339,743

CORPORATES-NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications-Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	6,702,992

Schedule of Investments—Diversified Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value
Consumer Non-Cyclical–0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	$6,500	$6,012,175

Transportation-Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a)	5,000	4,923,000
4.625%, 04/15/2029(a)	2,300	2,189,600

		7,112,600

Total Corporates–Non-Investment Grade (cost $21,527,706)		19,827,767

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 4.107% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	813	809,353
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	255	257,783
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	61	61,610
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	295	299,316
Series 2015-DNA2, Class M3 4.357% (LIBOR 1 Month + 3.90%), 12/25/2027(b)	51	51,449
Series 2019-DNA1, Class M2 3.107% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(b)	1,325	1,331,777
Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	586	586,151
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	432	431,770

Principal Amount (000)		U.S. $ Value
Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(b)	$181	$186,430
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	336	335,800
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	518	554,349
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	206	214,183
Series 2016-C05, Class 2M2 4.907% (LIBOR 1 Month + 4.45%), 01/25/2029(b)	608	631,605
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(b)	397	403,808
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(b)	1,070	1,092,632
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	290	294,705
STACR Trust Series 2018-DNA3, Class M2 2.557% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(b)	488	490,325

Total Collateralized Mortgage Obligations (cost $7,218,843)		8,033,046

Total Investments—99.8% (cost $6,351,188,179)		6,276,447,614

Other assets less liabilities—0.2%		9,988,209

Net Assets—100.0%		$6,286,435,823

42	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	38,450	$(2,167,946)	$(1,854,709)	$(313,237)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,465,855	$—	$2,465,855
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	557,411	—	557,411
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,222,643	—	1,222,643
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,208,493	—	1,208,493
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(2,133,348)	—	(2,133,348)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(2,210,329)	—	(2,210,329)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,815,153)	(51,549)	(1,763,604)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,731,879)	—	(1,731,879)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	17,309,104	—	17,309,104
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	20,500,631	—	20,500,631
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(4,196,314)	—	(4,196,314)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	(205,778)	—	(205,778)
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	3,185,586	—	3,185,586
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	3,161,773	—	3,161,773
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	2,049,649	—	2,049,649
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	2,156,268	—	2,156,268
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	1,249,367	—	1,249,367
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(1,100,264)	—	(1,100,264)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(1,238,232)	—	(1,238,232)

						$40,435,483	$(51,549)	$40,487,032

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD 75,000	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/Quarterly	$5,430,520	$—	$5,430,520
USD 70,000	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/Quarterly	4,609,925	—	4,609,925
USD 81,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	7,379,375	—	7,379,375
USD 70,250	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	6,394,280	—	6,394,280
USD 45,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/Quarterly	3,709,493	—	3,709,493

Schedule of Investments—Diversified Municipal Portfolio	43

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD 54,900	04/15/2032	1.280%	1 Day SOFR	Annual	$3,881,689	$—	$3,881,689
USD 80,000	02/15/2036	1 Day SOFR	1.589%	Annual	(4,799,660)	—	(4,799,660)
USD 40,000	02/15/2036	1 Day SOFR	1.668%	Annual	(2,017,296)	—	(2,017,296)

					$24,588,326	$—	$24,588,326

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	483	$(117,624)	$(45,693)	$(71,931)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,604	(390,605)	(195,759)	(194,846)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	107	(26,087)	(12,679)	(13,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	265	(64,518)	(25,294)	(39,224)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,265	(795,184)	(383,924)	(411,260)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,301	(803,802)	(315,515)	(488,287)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	4,966	$(1,209,314)	$(462,498)	$(746,816)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	619	(150,698)	(75,209)	(75,489)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,304	(1,048,135)	(389,081)	(659,054)

						$(4,605,967)	$(1,905,652)	$(2,700,315)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	$3,761,254	$—	$3,761,254

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

44	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $233,591,138 or 3.7% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	Defaulted matured security.
(f)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(g)	IO—Interest Only.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.3% and 0.0%, respectively.

Glossary:

ACA—ACA Financial Guaranty Corporation

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CIFG—CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

NATL—National Interstate Corporation

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

March 31, 2022 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–95.0%

Long-Term Municipal Bonds–89.3%
New York–73.3%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2022–12/15/2026	$4,400	$4,683,795
Battery Park City Authority Series 2013-A 5.00%, 11/01/2022	4,325	4,418,877
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2035–04/01/2037	5,720	5,365,135
4.00%, 04/01/2034–04/01/2040	5,025	5,378,653
5.00%, 04/01/2030–04/01/2033	4,000	4,665,595
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022–07/01/2023	2,000	2,033,992
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036–06/01/2041(a)	1,850	1,932,895
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023–11/01/2025	3,335	3,507,015
5.25%, 11/01/2029	1,900	2,014,829
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041	525	522,884
City of New York NY Series 2011-A 5.00%, 08/01/2026	10,315	10,359,722
Series 2011-D1 5.00%, 10/01/2024	2,860	2,872,400
Series 2011-E3 5.00%, 08/01/2023	6,855	6,884,721
Series 2012-I 5.00%, 08/01/2022	2,320	2,350,373
Series 2016 0.04%, 08/01/2044(b)	8,070	8,070,000
Series 2017-1 5.00%, 08/01/2025	1,200	1,313,215

Schedule of Investments—New York Municipal Portfolio	45

Principal Amount (000)		U.S. $ Value
Series 2017-C 5.00%, 08/01/2023–08/01/2024	$2,335	$2,469,243
Series 2018-A 5.00%, 08/01/2026	7,690	8,597,332
Series 2018-D 5.00%, 12/01/2038	9,665	10,977,259
Series 2019-B 5.00%, 10/01/2032	4,205	4,926,861
Series 2019-H 5.00%, 01/01/2032	5,615	6,497,075
Series 2020-B 5.00%, 11/01/2027–11/01/2028	10,000	11,530,447
Series 2020-C 5.00%, 08/01/2034–08/01/2038	13,710	15,994,880
Series 2020-I 5.00%, 04/01/2029	1,350	1,577,778
Series 2021-D 1.216%, 08/01/2026	6,000	5,584,848
1.396%, 08/01/2027	5,000	4,587,614
1.623%, 08/01/2028	4,000	3,654,171
County of Albany NY Series 2020-C 5.00%, 11/01/2022–11/01/2023	3,430	3,546,700
County of Monroe NY Series 2015 5.00%, 06/01/2022	4,325	4,352,946
BAM Series 2015 5.00%, 06/01/2022	1,540	1,549,702
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	10,801,760
Series 2017-C 5.00%, 10/01/2026–10/01/2027	22,105	24,992,602
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	1,900	2,085,299
Series 2020-B 5.918%, 07/01/2039(a)	5,070	5,497,487
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2032	4,890	5,375,029
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031–02/15/2032	22,650	25,405,357
Series 2021 4.00%, 02/15/2040	5,000	5,416,586
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(c)	1,250	1,203,541

Principal Amount (000)		U.S. $ Value
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	$9,490	$9,405,543
Series 2021-A 4.00%, 09/01/2032	10,940	11,921,460
5.00%, 09/01/2028	1,400	1,634,414
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2027	1,210	1,330,788
Series 2017-B 5.00%, 11/15/2027–11/15/2028	9,020	10,156,294
Series 2017-C 5.00%, 11/15/2027–11/15/2031	57,850	64,238,281
Series 2019-D 5.00%, 09/01/2022	17,490	17,731,540
Series 2019-F 5.00%, 11/15/2022	3,230	3,293,499
AGM Series 2021 0.584% (SOFR + 0.55%), 11/01/2032(d)	3,000	3,002,449
0.834% (SOFR + 0.80%), 11/01/2032(d)	3,715	3,694,323
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2024	14,130	14,419,996
Series 2017-A 5.00%, 11/15/2031	2,060	2,297,156
Series 2022-A 4.00%, 11/15/2038	11,605	12,480,868
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024–12/01/2028	1,720	1,926,677
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,645	2,577,769
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	4,833,245
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025	2,000	2,077,316
New York City Municipal Water Finance Authority Series 2014 5.00%, 06/15/2022 (Pre-refunded/ETM)	11,350	11,441,135

46	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Series 2014-D 5.00%, 06/15/2029	$3,000	$3,191,316
Series 2015-F 5.00%, 06/15/2027–06/15/2028	7,830	8,536,903
Series 2015-G 5.00%, 06/15/2028	11,465	12,485,728
Series 2017 5.00%, 06/15/2038	3,725	4,191,702
Series 2017-E 5.00%, 06/15/2037	1,795	2,020,828
Series 2018-AA 5.00%, 06/15/2024	8,280	8,822,786
Series 2019-D 5.00%, 06/15/2024	1,005	1,029,613
Series 2019-F 5.00%, 06/15/2040	6,190	7,081,931
Series 2021-B 4.00%, 06/15/2039	2,000	2,155,708
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2012-S 5.00%, 07/15/2025	7,390	7,468,888
Series 2018-S 5.00%, 07/15/2031–07/15/2032	18,065	20,873,059
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2023–11/01/2024	10,805	11,015,824
Series 2012-D 5.00%, 11/01/2023	11,025	11,238,362
Series 2012-E 5.00%, 02/01/2025–02/01/2026	6,600	6,612,808
Series 2014-A 5.00%, 08/01/2027–08/01/2029	6,655	7,094,426
Series 2014-C 5.00%, 11/01/2026	6,345	6,735,410
Series 2014-D1 5.00%, 02/01/2028–02/01/2029	9,535	10,044,899
Series 2015-C 5.00%, 11/01/2026	20,000	21,755,076
Series 2016-B 5.00%, 08/01/2031	2,150	2,381,147
Series 2017-F 5.00%, 05/01/2032	1,220	1,382,583
Series 2020 4.00%, 05/01/2037	3,065	3,256,619
5.00%, 11/01/2027	2,580	2,942,590
Series 2021-A 5.00%, 11/01/2023	7,770	8,165,091
Series 2022 4.00%, 02/01/2040–02/01/2041	16,470	17,372,481
Series 2022-F 4.00%, 02/01/2038(e)	1,000	1,060,527

Principal Amount (000)		U.S. $ Value
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	$20,000	$19,443,320
2.625%, 09/15/2069	22,240	21,373,145
2.80%, 09/15/2069	6,470	6,180,344
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	18,048,582
New York State Dormitory Authority Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	42,282
Series 2015-E 5.00%, 03/15/2023 (Pre-refunded/ETM)	4,380	4,522,720
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	3,007,381
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	6,864,314
New York State Dormitory Authority (Cornell University) Series 2019 5.00%, 07/01/2036	1,020	1,305,593
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023–12/01/2026(a)	4,600	4,972,976
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2022–07/01/2026	6,415	6,760,545
New York State Dormitory Authority (Iona College) 2022-2 5.00%, 07/01/2024–07/01/2032(e)	2,900	3,189,679
New York State Dormitory Authority (Multiple School Districts–NY) AGM Series 2020 5.00%, 10/01/2026–10/01/2029	5,185	5,913,200
New York State Dormitory Authority (New York State Sales Tax) Series 2015-A 5.00%, 03/15/2023	2,215	2,286,165
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,124,514
Series 2019-A 5.00%, 07/01/2032	2,975	3,501,659

Schedule of Investments—New York Municipal Portfolio	47

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023–07/01/2026	$2,000	$2,152,721
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,201,880
Series 2021-A 4.00%, 07/01/2031	1,400	1,543,636
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014 5.00%, 02/15/2029	11,385	12,017,075
Series 2014-A 5.00%, 02/15/2028	2,400	2,535,964
Series 2014-C 5.00%, 03/15/2028–03/15/2029	14,495	15,345,551
Series 2015-B 5.00%, 02/15/2023	1,160	1,194,633
Series 2020-D 5.00%, 02/15/2034	9,425	10,969,842
Series 2021 1.187%, 03/15/2026	5,500	5,104,820
Series 2021-A 5.00%, 03/15/2036	3,775	4,439,563
Series 2021-E 5.00%, 03/15/2028	6,000	6,917,504
Series 2022-A 4.00%, 03/15/2042	10,000	10,622,502
AMBAC Series 2005-B 5.50%, 03/15/2023	5,000	5,184,053
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	509,408
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015-D 5.00%, 09/15/2022	7,590	7,720,672
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2025	18,980	19,035,260
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-J 5.00%, 01/01/2026–01/01/2027	33,900	35,648,726
Series 2014-K 5.00%, 01/01/2026–01/01/2028	4,345	4,680,109

Principal Amount (000)		U.S. $ Value
Series 2019-M 2.90%, 01/01/2035	$8,775	$8,209,223
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	7,250	7,734,846
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2028	5,010	5,535,322
Series 2020-A 4.00%, 03/15/2038	4,350	4,604,546
Series 2020-E 4.00%, 03/15/2043	4,650	4,864,720
New York State Urban Development Corp. (State of New York Sales Tax Revenue) Series 2021-A 5.00%, 03/15/2036	4,000	4,680,624
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	3,010,857
Series 2021 2.25%, 08/01/2026	2,000	1,928,525
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027–01/01/2036	30,935	33,858,042
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034–10/31/2041	2,475	2,586,097
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027–12/01/2036	5,705	6,304,099
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,651,889
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	965	985,024

48	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	$1,000	$1,009,181
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,425,426
Niagara Falls City School District Series 2016 5.00%, 06/15/2022–06/15/2025	11,580	12,122,065
Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034–07/01/2039(e)	1,100	1,124,954
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	10,480	10,992,629
Series 2014 5.00%, 09/01/2023–09/01/2027	12,510	13,175,045
Series 2014-1 5.00%, 10/15/2023	3,455	3,613,032
Series 2014-186 5.00%, 10/15/2022	5,000	5,093,792
Series 2015 5.00%, 10/15/2022–10/15/2026	16,390	17,481,859
Series 2017 5.00%, 10/15/2028	6,925	7,788,761
Series 2018-2 5.00%, 09/15/2025–09/15/2027	12,350	13,774,137
Series 2019 5.00%, 11/01/2035–11/01/2036	8,345	9,440,520
Series 2020-2 5.00%, 07/15/2033–07/15/2035	18,290	20,941,523
Series 2021-2 4.00%, 07/15/2036	2,690	2,815,147
5.00%, 10/15/2022–10/15/2023	5,750	5,932,060
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,537,228
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	7,602,554
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029–12/01/2034	1,500	1,659,396
Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	1,450	1,434,555
4.00%, 06/01/2035–06/01/2050	8,395	8,794,542
5.00%, 06/01/2034	2,275	2,604,238
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2023	2,085	2,144,146

Principal Amount (000)		U.S. $ Value
Triborough Bridge & Tunnel Authority Series 2012-B 5.00%, 11/15/2023	$18,000	$18,359,311
Series 2013-A 5.00%, 11/15/2028	5,000	5,168,766
Series 2013-B 5.00%, 11/15/2022	7,525	7,696,256
Series 2021-A 5.00%, 11/01/2025	2,400	2,641,251
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,000	16,618,843
Series 2021-A 2.00%, 05/15/2045	9,185	9,167,653
2.511%, 05/15/2035	10,000	9,100,507
Series 2021-C 5.00%, 05/15/2039	5,000	5,891,204
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031–09/01/2033	8,395	9,816,310
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	8,084,805
Series 2020 5.00%, 12/01/2031–12/01/2032	3,800	4,552,230
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	1,140	1,250,878
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2022–06/01/2023	2,000	2,036,927
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026–12/15/2029	34,850	36,671,365

		1,240,254,924

Alabama–0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	10,000	10,263,630
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,301	1,273,740

		11,537,370

Schedule of Investments—New York Municipal Portfolio	49

Principal Amount (000)		U.S. $ Value
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$1,055	$1,208,791

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	1,945	1,952,969

Colorado–1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,496,481
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031–08/01/2034	15,295	17,437,121
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	183,720

		20,117,322

Connecticut–1.5%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	15,790,219
Series 2018-C 5.00%, 06/15/2027	4,690	5,326,684
Series 2018-F 5.00%, 09/15/2027	4,025	4,591,793

		25,708,696

Florida–0.1%
County of Osceola FL Transportation Revenue Series 2020-A
Zero Coupon, 10/01/2030–10/01/2034	410	278,795
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,066,737

		1,345,532

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031–01/01/2035	2,655	2,997,040

Guam–1.4%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	619,827

Principal Amount (000)		U.S. $ Value
3.189%, 10/01/2029	$550	$509,827
3.339%, 10/01/2030	450	417,868
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028–07/01/2031	4,250	4,696,366
Guam Power Authority Series 2017-A 5.00%, 10/01/2025–10/01/2027	5,435	5,897,630
Territory of Guam Series 2019 5.00%, 11/15/2031	270	289,430
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	2,545	2,794,566
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	7,150	7,666,647
Series 2021-F 5.00%, 01/01/2030	1,000	1,127,695

		24,019,856

Illinois–3.3%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,514,004
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	1,580	1,742,901
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	5,090	5,129,024
Series 2017-B 5.00%, 12/15/2028	2,000	2,202,846
State of Illinois Series 2012 5.00%, 08/01/2023–08/01/2025	10,490	10,727,010
Series 2013 5.50%, 07/01/2025	7,435	7,813,488
Series 2017-A 5.00%, 12/01/2024	2,075	2,212,517
Series 2017-D 5.00%, 11/01/2023–11/01/2024	13,010	13,691,039
Series 2018-A 5.00%, 10/01/2024	2,910	3,092,656
Series 2018-B 5.00%, 05/01/2024	1,405	1,480,247
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(f)(g)	1,307	26,140

		56,631,872

50	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026–02/01/2031	$1,210	$1,363,641
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033–08/01/2035	3,190	3,629,254

		4,992,895

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	258,725
6.10%, 06/01/2038–12/01/2040(a)	805	950,502

		1,209,227

Michigan–1.2%
City of Detroit MI Series 2018 5.00%, 04/01/2029–04/01/2032	1,255	1,366,056
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012-A 5.00%, 07/01/2022	3,055	3,083,834
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2029–06/30/2032	14,290	15,851,335

		20,301,225

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025–03/01/2027	395	421,886

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	580	575,816
2.75%, 06/15/2028(a)	715	694,837

		1,270,653

New Jersey–2.5%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2028 (Pre-refunded/ETM)	1,445	1,488,162
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024–06/15/2027	10,000	10,851,479

Principal Amount (000)		U.S. $ Value
Series 2018-A 5.00%, 06/15/2028	$11,680	$12,927,596
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	3,360	3,761,405
Series 2019-B 5.00%, 06/15/2030–06/15/2034	3,860	4,308,579
Series 2019-BB1 5.00%, 06/15/2034	2,900	3,227,514
AMBAC Series 2005-B 5.25%, 12/15/2023	4,700	4,938,497

		41,503,232

Ohio–0.1%
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,650	1,654,213

Oklahoma–0.0%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	250	251,917

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023–07/01/2024	3,775	3,957,390

Puerto Rico–0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024–07/01/2033	3,560	2,550,022
4.00%, 07/01/2033	675	658,945
5.25%, 07/01/2023	930	952,568
5.375%, 07/01/2025	665	701,607
5.625%, 07/01/2027–07/01/2029	1,815	1,999,495
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,444,957
Puerto Rico Highway & Transportation Authority AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	3,095	3,245,378
AGM Series 2007-C 5.50%, 07/01/2031	1,000	1,063,379
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,822	1,707,947

		14,324,298

Schedule of Investments—New York Municipal Portfolio	51

Principal Amount (000)		U.S. $ Value
South Carolina–0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	$2,125	$2,277,338
5.00%, 12/01/2040	2,500	2,910,358

		5,187,696

Tennessee–0.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031–08/01/2034	3,500	3,991,488
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A
5.00%, 02/01/2050	4,690	4,989,350

		8,980,838

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,909,683
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,771,561

		6,681,244

Washington–0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032–08/01/2034	7,280	8,290,510
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	988	976,293

		9,266,803

Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(a)	4,810	5,138,864

Total Long-Term Municipal Bonds (cost $1,533,764,415)		1,510,916,753

Short-Term Municipal Notes–5.7%
New York–5.5%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 0.49%, 04/01/2045(b)	1,745	1,745,000
City of New York NY Series 2008-L 0.38%, 04/01/2038(b)	530	530,000

Principal Amount (000)		U.S. $ Value
Series 2009-B 0.47%, 09/01/2027(b)	$5,850	$5,850,000
Series 2016 0.04%, 08/01/2044(b)	925	925,000
Dutchess County Industrial Development Agency (Marist College) Series 2008 0.50%, 07/01/2038(b)	1,295	1,295,000
Evans-Brant Central School District Series 2021-C 1.50%, 06/24/2022	10,000	10,012,775
Metropolitan Transportation Authority Series 2021 0.464% (SOFR + 0.43%), 11/01/2026(d)	2,085	2,044,305
New York City Health and Hospitals Corp.
Series 2008-B 0.48%, 02/15/2031(b)	10,000	10,000,000
Series 2008-E 0.47%, 02/15/2026(b)	2,520	2,520,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 0.47%, 02/15/2031(b)	2,000	2,000,000
New York City Housing Development Corp. Series 200 8 0.40%, 04/15/2035(b)	4,200	4,200,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 0.45%, 10/15/2041(b)	8,800	8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 0.40%, 04/01/2031(b)	1,300	1,300,000
New York City Municipal Water Finance Authority Series 2015-F 0.38%, 06/15/2035(b)	3,195	3,195,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 0.40%, 11/15/2036(b)	2,345	2,345,000
New York State Housing Finance Agency Series 2006 0.45%, 11/15/2036(b)	6,400	6,400,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) Series 2012 0.49%, 11/01/2041(b)	1,835	1,835,000

52	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

Principal Amount (000)		U.S. $ Value
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.47%, 05/01/2044(b)	$3,140	$3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 0.40%, 05/01/2035(b)	2,200	2,200,000
New York State Housing Finance Agency (River Terrace Associates LLC) Series 2004 0.45%, 05/15/2034(b)	5,500	5,500,000
Triborough Bridge & Tunnel Authority Series 2018-C 0.34%, 01/01/2032(b)	7,570	7,570,000
Series 2021-B 0.414% (SOFR + 0.38%), 01/01/2032(d)	5,096	5,092,598
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 0.49%, 07/01/2032(b)	2,955	2,955,000
Wappingers Central School District
Series 2021 2.00%, 08/11/2022	2,210	2,214,882

		93,669,560

Ohio–0.2%
State of Ohio
Series 2004 0.48%, 02/01/2023	3,020	3,020,000

Total Short-Term Municipal Notes (cost $96,766,274)		96,689,560

Total Municipal Obligations (cost $1,630,530,689)		1,607,606,313

COLLATERALIZED MORTGAGE OBLIGATIONS–0.2%
Risk Share Floating Rate–0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	143	145,102
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	121	122,341
Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	135	134,687
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	$124	$124,459
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	121	120,544
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	319	340,868
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(d)	77	80,674
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	120	124,525
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	853	868,800
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	179	183,204
Series 2017-C05, Class 1M2 2.657% (LIBOR 1 Month + 2.20%), 01/25/2030(d)	141	142,060
Series 2017-C06, Class 2M2
3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(d)	149	151,597

Total Collateralized Mortgage Obligations (cost $2,419,431)		2,538,861

GOVERNMENTS-TREASURIES–0.1%
United States–0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,492,630)	2,377	2,408,198

COMMERCIAL MORTGAGE-BACKED SECURITY–0.0%
Agency CMBS–0.0%
Washington State Housing Finance Commission Series 2021-1, Class X 0.724%, 12/20/2035(i) (cost $54,936)	989	55,182

Total Investments—95.3% (cost $1,635,497,686)		1,612,608,554

Other assets less liabilities—4.7%		80,368,688

Net Assets—100.0%		$1,692,977,242

Schedule of Investments—New York Municipal Portfolio	53

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$691,642	$—	$691,642
USD	4,070	01/15/2025	4.028%	CPI#	Maturity	148,863	—	148,863
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	342,937	—	342,937
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	338,967	—	338,967
USD	16,830	01/15/2026	CPI#	3.720%	Maturity	(680,133)	—	(680,133)
USD	10,700	01/15/2027	CPI#	3.466%	Maturity	(491,700)	(13,962)	(477,738)
USD	10,500	01/15/2027	CPI#	3.320%	Maturity	(580,211)	—	(580,211)
USD	8,430	01/15/2027	CPI#	3.323%	Maturity	(464,221)	—	(464,221)
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	5,454,176	—	5,454,176
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	5,465,895	—	5,465,895
USD	27,050	01/15/2029	CPI#	3.290%	Maturity	(1,197,113)	—	(1,197,113)
USD	10,810	01/15/2029	CPI#	3.735%	Maturity	(54,925)	—	(54,925)
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	856,340	—	856,340
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	849,939	—	849,939
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	558,202	—	558,202
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	571,411	—	571,411
USD	5,150	01/15/2031	2.989%	CPI#	Maturity	335,117	—	335,117
USD	5,600	01/15/2032	CPI#	3.064%	Maturity	(296,225)	—	(296,225)
USD	5,400	04/15/2032	CPI#	2.909%	Maturity	(365,380)	—	(365,380)

						$11,483,581	$(13,962)	$11,497,543

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	24,250	01/15/2028	1.208%	3 Month LIBOR	Semi-Annual/ Quarterly	$1,597,010	$—	$1,597,010
USD	19,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/ Quarterly	1,384,523	—	1,384,523
USD	15,000	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/ Quarterly	1,005,987	—	1,005,987
USD	19,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/ Quarterly	1,730,965	—	1,730,965
USD	15,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/ Quarterly	1,365,327	—	1,365,327
USD	8,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/ Quarterly	659,465	—	659,465
USD	13,400	04/15/2032	1.280%	1 Day SOFR	Annual	947,443	—	947,443
USD	27,500	02/15/2036	1 Day SOFR	1.589%	Annual	(1,649,883)	—	(1,649,883)
USD	7,000	02/15/2036	1 Day SOFR	1.654%	Annual	(364,966)	—	(364,966)
USD	2,670	02/15/2041	1.868%	3 Month LIBOR	Semi-Annual/ Quarterly	209,353	—	209,353

						$6,885,224	$—	$6,885,224

54	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	162	$(39,363)	$(15,291)	$(24,072)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	536	(130,434)	(65,369)	(65,065)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	35	(8,618)	(4,189)	(4,429)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	89	(21,661)	(8,492)	(13,169)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,092	(265,994)	(128,425)	(137,569)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,101	(268,089)	(105,232)	(162,857)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,659	(403,881)	(154,463)	(249,418)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	207	(50,311)	(25,109)	(25,202)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,438	(350,077)	(129,953)	(220,124)

						$(1,538,428)	$(636,523)	$(901,905)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,117,321	$—	$1,117,321
* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—New York Municipal Portfolio	55

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $33,930,787 or 2.0% of net assets.
(b)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024	11/13/2014	$1,250,606	$1,203,541	0.07%

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(e)	When-Issued or delayed delivery security.
(f)	Defaulted matured security.
(g)	Non-income producing security.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(i)	IO—Interest Only.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.9% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

56	Sanford C. Bernstein Fund, Inc.—2022 Semi-Annual Report

SCB–MU–1945–0322

MAR    03.31.22

SEMI-ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

SEMI-ANNUAL REPORT

May 17, 2022

This report provides management’s discussion of fund performance for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the semi-annual reporting period ended March 31, 2022.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF MARCH 31, 2022 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE DURATION PORTFOLIO

Class A Shares	-6.32%	-4.76%

Advisor Class Shares[1]	-6.20%	-4.53%

Class Z Shares[1]	-6.15%	-4.43%

Bloomberg US Aggregate Bond Index	-5.92%	-4.15%

	6 Months	12 Months

AB SHORT DURATION PORTFOLIO

Class A Shares	-3.16%	-3.46%

Class C Shares	-3.08%	-3.46%

ICE BofA 1-3 Year US Treasury Index	-2.86%	-2.84%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg US Aggregate Bond Index for the Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended March 31, 2022.

During both periods, all share classes of the Intermediate Duration Portfolio underperformed the benchmark, before sales charges. In the six-month period, country and yield-curve positioning detracted the most, relative to the benchmark, due to duration overweights on the five- to 10-year parts of the US yield curve. Security selection contributed, as selection within

2 | AB BOND FUNDS	abfunds.com

commercial mortgage-backed securities (“CMBS”) more than offset a loss from selection within US agency mortgages. Sector allocation to inflation bonds and Consumer Price Index (“CPI”) swaps, along with an underweight to investment-grade corporate bonds exceeded a loss from allocation to collateralized mortgage obligations. Currency selection was a minor contributor, since a beneficial short position in the Swedish krona was mostly offset by losses from short positions in the Australian dollar and Canadian dollar, and a long position in the Russian ruble.

During the 12-month period, country and yield-curve positioning were the primary drivers of underperformance, from duration overweights on the five- to 20-year part of the yield curve that were partially offset by an overweight to the 30-year part of the curve. Sector allocation contributed the most, as off-benchmark exposure to inflation-linked bonds and high-yield corporate bonds, and an underweight to US agency mortgages were partially offset by a loss from off-benchmark exposure to collateralized mortgage obligations. Security selection within investment-grade corporate bonds and CMBS also added, exceeding a loss from selection within US agency mortgages. Currency decisions also contributed, as gains from short positions in the Swedish krona and Australian dollar, along with long positions in the Swiss franc and Russian ruble, added more to performance than losses from short positions in the New Zealand dollar and euro during the period.

During both periods, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. During the six-month period, security selection within investment-grade corporate bonds detracted, relative to the benchmark. Sector allocation contributed, from allocation to inflation-linked bonds and CMBS. Yield-curve positioning and currency decisions did not materially impact returns during the period.

In the 12-month period, yield-curve positioning detracted from performance, as positioning on the five- to 10-year parts of the curve was only partially offset by a gain from positioning on the two-year part of the curve. Sector allocation added to returns, due to allocations to inflation-linked bonds and CMBS that contributed more than a loss from collateralized mortgage obligations. Country allocation, security selection and currency decisions did not have a meaningful impact on performance during the period.

During both periods, the Intermediate Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Written swaptions were also used for these purposes during the 12-month period. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. CPI swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

abfunds.com	AB BOND FUNDS | 3

During both periods, the Short Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

During the six-month period ended March 31, 2022, fixed-income government bond market yields spiked, which led bond prices to fall on inflation concerns in all regions. Central banks became more hawkish about raising interest rates and ending bond purchases, causing short-term yields to rise much faster than longer maturities in many markets. Inflation expectations worsened when Russia invaded Ukraine, causing energy and agricultural prices to jump. Relative returns were led by global inflation-linked bonds, which rose modestly. Investor demand for higher-yielding assets led high-yield corporate bonds in developed markets to outperform global treasuries in the risk-off environment, particularly in the US and eurozone, relative to respective treasuries. Developed-market investment-grade corporate bonds, which typically have longer maturities and are more sensitive to changes in yields than high-yield corporates, generally underperformed government bonds, except in the eurozone. Emerging-market bonds trailed by a wide margin as the US dollar was mixed against major developed-market and emerging-market currencies. Brent crude oil prices rose sharply from supply concerns and increased demand.

INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by nationally recognized statistical rating organizations (“NRSROs”) (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below)

(continued on next page)

4 | AB BOND FUNDS	abfunds.com

by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may

(continued on next page)

abfunds.com	AB BOND FUNDS | 5

invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

6 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index and ICE BofA® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The ICE BofA 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or

abfunds.com	AB BOND FUNDS | 7

DISCLOSURES AND RISKS (continued)

prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty,

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DISCLOSURES AND RISKS (continued)

derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen,

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DISCLOSURES AND RISKS (continued)

payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

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DISCLOSURES AND RISKS (continued)

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is

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DISCLOSURES AND RISKS (continued)

more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Effective on March 7, 2022, the maximum sales charge for purchases of Class A shares of the Short Duration Portfolio is reduced from 4.25% to 2.25%. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			-3.28%

1 Year	-4.76%	-8.78%

Since Inception[2]	-0.27%	-1.86%

ADVISOR CLASS SHARES[3]			-3.17%

1 Year	-4.53%	-4.53%

Since Inception[2]	-0.05%	-0.05%

CLASS Z SHARES[3]			-0.74%

1 Year	-4.43%	-4.43%

Since Inception[2]	0.43%	0.43%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 3.95%, 3.36% and 1.87% for Class A, Advisor Class and Class Z shares, respectively. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. The Portfolio’s net annual operating expenses (after application of contractual fee waivers and/or expense reimbursements) were: 0.90%, 0.65% and 0.56% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2023. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2022.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-8.78%

Since Inception[1]	-1.86%

ADVISOR CLASS SHARES[2]

1 Year	-4.53%

Since Inception[1]	-0.05%

CLASS Z SHARES[2]

1 Year	-4.43%

Since Inception[1]	0.43%

1	Inception date: 7/22/2019.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			0.48%

1 Year	-3.46%	-5.64%

5 Years	0.23%	-0.22%

10 Years	0.20%	-0.02%

CLASS C SHARES			-0.26%

1 Year	-3.46%	-4.42%

5 Years	0.07%	0.07%

10 Years[2]	0.02%	0.02%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00% and 1.76% for Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

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HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-5.64%

5 Years	-0.22%

10 Years	-0.02%

CLASS C SHARES

1 Year	-4.42%

5 Years	0.07%

10 Years[1]	0.02%

1	Assumes conversion of Class C shares into Class A shares after eight years.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$936.80	$4.30	0.89%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%
Advisor Class
Actual	$1,000	$938.00	$3.19	0.66%
Hypothetical**	$1,000	$1,021.64	$3.33	0.66%
Class Z
Actual	$1,000	$938.50	$2.75	0.57%
Hypothetical**	$1,000	$1,022.09	$2.87	0.57%

Short Duration Plus Portfolio

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$968.40	$4.12	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%
Class C
Actual	$1,000	$969.20	$4.12	0.84%
Hypothetical**	$1,000	$1,020.74	$4.23	0.84%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

March 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $3,549.0

1

All data are as of March 31, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Agencies and Governments–Sovereign Bonds.

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PORTFOLIO SUMMARY

SHORT DURATION PORTFOLIO

March 31, 2022 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $234.4

1

All data are as of March 31, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).

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PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

March 31, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 41.1%
United States – 41.1%
U.S. Treasury Bonds 1.25%, 05/15/2050	U.S.$	4,293	$3,210,210
1.75%, 08/15/2041		88,892	77,155,739
1.875%, 02/15/2051		66,081	57,779,487
2.00%, 11/15/2041-08/15/2051		64,946	58,692,344
2.25%, 08/15/2046		12,530	11,741,002
2.375%, 11/15/2049		2,885	2,824,595
2.50%, 02/15/2045-05/15/2046		25,872	25,384,207
3.00%, 05/15/2045-02/15/2049		78,384	85,198,976
3.375%, 05/15/2044		5,710	6,418,727
3.50%, 02/15/2039		4,254	4,871,495
3.75%, 11/15/2043		10,205	12,084,952
4.375%, 02/15/2038-11/15/2039		49,130	62,398,453
4.50%, 02/15/2036		4,048	5,118,949
4.75%, 02/15/2037		4,156	5,418,385
5.375%, 02/15/2031		14,221	17,669,095
5.50%, 08/15/2028		10,214	12,042,944
U.S. Treasury Notes 0.125%, 08/31/2022-02/28/2023		347,608	345,185,338
0.875%, 09/30/2026		56,183	52,355,719
1.125%, 02/15/2031		18,019	16,279,311
1.25%, 11/30/2026		48,088	45,556,245
1.25%, 08/15/2031(a)		85,632	77,871,509
1.375%, 11/15/2031		50,234	46,105,393
1.50%, 02/29/2024		75,200	74,165,507
1.50%, 02/15/2030(a)		11,115	10,428,996
1.625%, 05/15/2026(a)		236,708	228,644,941
1.75%, 11/15/2029		11,550	11,060,930
1.875%, 02/28/2027-02/15/2032		57,948	56,423,375
2.25%, 02/15/2027		3,147	3,118,088
2.375%, 02/15/2042		11,433	11,040,087
2.625%, 02/15/2029		30,853	31,258,148

Total Governments – Treasuries (cost $1,503,412,156)			1,457,503,147

CORPORATES - INVESTMENT GRADE – 23.5%
Industrial – 12.5%
Basic – 0.7%
Anglo American Capital PLC 3.875%, 03/16/2029(b)		1,189	1,186,580
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		3,420	3,311,842

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Inversiones CMPC SA 3.85%, 01/13/2030(b)	U.S.$	2,742	$2,669,680
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(b)		1,151	1,166,682
Suzano Austria GmbH 2.50%, 09/15/2028		9,106	8,184,473
3.75%, 01/15/2031		1,419	1,328,894
WRKCo, Inc. 4.00%, 03/15/2028		6,569	6,705,964

			24,554,115

Capital Goods – 0.6%
Flowserve Corp. 2.80%, 01/15/2032		4,669	4,141,310
Parker-Hannifin Corp. 3.25%, 06/14/2029		2,817	2,779,449
Raytheon Technologies Corp. 4.125%, 11/16/2028		8,502	8,888,416
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		1,117	1,099,418
4.40%, 03/15/2024		4,344	4,425,624

			21,334,217

Communications - Media – 1.6%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		3,131	2,983,530
5.125%, 07/01/2049		1,949	1,940,463
Comcast Corp. 4.15%, 10/15/2028		4,460	4,688,040
Discovery Communications LLC 4.65%, 05/15/2050		581	567,120
5.20%, 09/20/2047		1,999	2,077,841
5.30%, 05/15/2049		857	902,498
Fox Corp. 4.709%, 01/25/2029		2,656	2,833,633
5.576%, 01/25/2049		4,396	5,122,967
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	2,057,891
Magallanes, Inc. 4.279%, 03/15/2032(b)		7,614	7,656,867
Prosus NV 3.257%, 01/19/2027(b)		1,724	1,577,460
3.68%, 01/21/2030(b)		550	484,688
4.027%, 08/03/2050(b)		1,993	1,494,750

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Tencent Holdings Ltd. 1.81%, 01/26/2026(b)	U.S.$	5,470	$5,065,904
2.39%, 06/03/2030(b)		3,060	2,711,542
3.24%, 06/03/2050(b)		4,830	3,775,852
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	2,192,179
Weibo Corp. 3.375%, 07/08/2030		11,908	10,111,380

			58,244,605

Communications - Telecommunications – 0.3%
AT&T, Inc. 3.65%, 09/15/2059		4,421	3,884,600
4.30%, 12/15/2042		4,146	4,190,943
5.15%, 03/15/2042		2,077	2,340,156

			10,415,699

Consumer Cyclical - Automotive – 0.6%
General Motors Co. 6.125%, 10/01/2025		1,152	1,237,974
General Motors Financial Co., Inc. 4.30%, 07/13/2025		1,405	1,425,499
5.25%, 03/01/2026		1,600	1,676,912
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)		490	466,916
3.35%, 06/08/2025(b)		9,564	9,416,427
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	8,213,547

			22,437,275

Consumer Cyclical - Other – 0.4%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	8,024,308
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		530	562,802
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	3,923,679

			12,510,789

Consumer Cyclical - Retailers – 0.6%
Advance Auto Parts, Inc. 3.50%, 03/15/2032		73	70,204
3.90%, 04/15/2030		8,625	8,617,237
Lowe’s Cos., Inc. 3.65%, 04/05/2029		2,926	2,970,329

24 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Ross Stores, Inc. 4.70%, 04/15/2027	U.S.$	7,988	$8,426,701

			20,084,471

Consumer Non-Cyclical – 1.6%
Altria Group, Inc. 3.40%, 05/06/2030		7,300	7,027,564
4.80%, 02/14/2029		4,904	5,150,132
Amgen, Inc. 3.35%, 02/22/2032		4,025	3,991,673
BAT Capital Corp. 2.259%, 03/25/2028		11,104	9,982,718
4.906%, 04/02/2030		3,799	3,908,753
Cencosud SA 5.15%, 02/12/2025(b)		6,910	7,169,125
Cigna Corp. 4.375%, 10/15/2028		3,600	3,786,624
CVS Health Corp. 4.30%, 03/25/2028		179	187,646
Gilead Sciences, Inc. 5.65%, 12/01/2041		3,199	3,871,942
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(b)		1,585	1,433,236
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	4,965,914
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	6,789,494

			58,264,821

Energy – 2.9%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	10,277,778
Continental Resources, Inc./OK 2.875%, 04/01/2032(b)		5,368	4,775,749
5.75%, 01/15/2031(b)		3,997	4,368,161
Devon Energy Corp. 5.60%, 07/15/2041		4,914	5,677,439
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	9,672,420
Energy Transfer LP 6.25%, 04/15/2049		3,278	3,759,964
Eni SpA 4.25%, 05/09/2029(b)		3,228	3,330,715
Marathon Petroleum Corp. 5.125%, 12/15/2026		9,518	10,142,571
6.50%, 03/01/2041		1,683	2,072,429

abfunds.com	AB BOND FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

MPLX LP 5.20%, 03/01/2047	U.S.$	10,984	$11,840,972
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	589,985
ONEOK Partners LP 6.125%, 02/01/2041		294	323,379
ONEOK, Inc. 4.00%, 07/13/2027		4,900	4,930,674
4.35%, 03/15/2029		4,164	4,251,402
6.35%, 01/15/2031		1,081	1,251,517
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,629,330
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	7,148,086
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,397	1,127,379
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		5,470	6,719,786
6.20%, 10/15/2037		3,397	4,153,852
Transcontinental Gas Pipe Line Co. LLC 3.25%, 05/15/2030		2,203	2,150,106

			102,193,694

Other Industrial – 0.2%
Alfa SAB de CV 5.25%, 03/25/2024(b)		3,311	3,384,670
CITIC Ltd. 2.85%, 02/25/2030(b)		3,688	3,421,311

			6,805,981

Services – 0.8%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		6,124	5,319,919
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	9,784,680
Expedia Group, Inc. 4.625%, 08/01/2027		4,113	4,280,481
6.25%, 05/01/2025(b)		211	225,656
Global Payments, Inc. 3.20%, 08/15/2029		3,208	3,050,327
Moody’s Corp. 4.25%, 02/01/2029		4,376	4,592,174
S&P Global, Inc. 4.25%, 05/01/2029(b)		1,574	1,656,273
4.75%, 08/01/2028(b)		307	329,789

			29,239,299

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Technology – 1.9%
Baidu, Inc. 1.625%, 02/23/2027	U.S.$	1,909	$1,715,198
3.425%, 04/07/2030		217	208,155
Broadcom, Inc. 3.137%, 11/15/2035(b)		1,202	1,059,731
3.187%, 11/15/2036(b)		8,430	7,407,694
4.00%, 04/15/2029(b)		560	559,726
4.11%, 09/15/2028		2,151	2,182,319
4.15%, 11/15/2030		3,636	3,683,377
4.15%, 04/15/2032(b)		2,002	1,997,616
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		1,615	1,752,307
Fiserv, Inc. 3.50%, 07/01/2029		9,632	9,478,562
Infor, Inc. 1.75%, 07/15/2025(b)		2,719	2,549,525
KLA Corp. 4.10%, 03/15/2029		1,349	1,415,600
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(b)		9,627	8,650,148
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(b)		4,119	4,456,604
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030(b)		3,313	3,216,128
Oracle Corp. 2.875%, 03/25/2031		5,648	5,154,139
3.60%, 04/01/2040		3,456	2,995,799
3.65%, 03/25/2041		1,857	1,618,097
5.375%, 07/15/2040		1,114	1,175,470
SK Hynix, Inc. 2.375%, 01/19/2031(b)		1,818	1,573,297
Western Digital Corp. 2.85%, 02/01/2029		1,194	1,094,599
3.10%, 02/01/2032		589	526,484
Workday, Inc. 3.70%, 04/01/2029		999	1,000,214
3.80%, 04/01/2032		2,673	2,676,318

			68,147,107

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)		3,393	3,416,846
4.75%, 10/20/2028(b)		3,940	3,975,184

			7,392,030

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Transportation - Railroads – 0.1%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(b)	U.S.$	454	$452,010
5.875%, 07/05/2034(b)		1,102	1,180,783

			1,632,793

Transportation - Services – 0.0%
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	1,158,816

			444,415,712

Financial Institutions – 10.4%
Banking – 6.5%
ABN AMRO Bank NV 4.75%, 07/28/2025(b)		1,171	1,197,874
American Express Co. 2.55%, 03/04/2027		4,032	3,918,580
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(b)		5,996	5,612,256
Banco Santander SA 4.175%, 03/24/2028		3,200	3,222,208
Bank of America Corp. 2.299%, 07/21/2032		1,555	1,383,872
2.687%, 04/22/2032		9,685	8,901,871
Series DD 6.30%, 03/10/2026(c)		1,628	1,730,303
Series Z 6.50%, 10/23/2024(c)		2,548	2,676,878
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(c)		1,628	1,670,149
Barclays Bank PLC 6.86%, 06/15/2032(b)(c)		1,250	1,594,000
BNP Paribas SA 2.591%, 01/20/2028(b)		2,660	2,503,033
2.871%, 04/19/2032(b)		6,773	6,190,251
Capital One Financial Corp. 3.273%, 03/01/2030		4,872	4,709,860
Citigroup, Inc. 3.98%, 03/20/2030		3,617	3,681,997
4.075%, 04/23/2029		5,373	5,486,102
5.95%, 01/30/2023(c)		2,569	2,596,591
Series W 4.00%, 12/10/2025(c)		3,243	3,114,707
Citizens Financial Group, Inc. 4.30%, 12/03/2025		10,581	10,799,709

28 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Credit Suisse Group AG 3.091%, 05/14/2032(b)	U.S.$	10,355	$9,316,808
4.194%, 04/01/2031(b)		2,852	2,818,261
Danske Bank A/S 4.298%, 04/01/2028(b)		5,462	5,506,898
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		4,221	3,919,452
2.552%, 01/07/2028		5,906	5,457,853
3.961%, 11/26/2025		1,336	1,335,265
Discover Bank 4.682%, 08/09/2028		2,264	2,294,904
Goldman Sachs Group, Inc. (The) 2.383%, 07/21/2032		2,288	2,033,185
2.615%, 04/22/2032		7,696	6,995,202
3.102%, 02/24/2033		1,157	1,091,745
Series V 4.125%, 11/10/2026(c)		3,016	2,829,551
HSBC Holdings PLC 4.292%, 09/12/2026		819	830,466
4.583%, 06/19/2029		2,773	2,860,627
4.762%, 03/29/2033		4,160	4,273,610
6.375%, 03/30/2025(c)		10,286	10,658,867
ING Groep NV 4.017%, 03/28/2028		4,202	4,230,952
JPMorgan Chase & Co. 2.58%, 04/22/2032		9,618	8,820,283
Series I 3.769% (LIBOR 3 Month + 3.47%), 07/30/2022(c)(d)		3,323	3,323,066
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(c)(d)		1,622	1,617,734
Mizuho Financial Group, Inc. 2.226%, 05/25/2026		1,029	987,212
Morgan Stanley 2.943%, 01/21/2033		3,280	3,073,426
Series G 3.772%, 01/24/2029		5,695	5,740,161
Nationwide Building Society 2.972%, 02/16/2028(b)		5,154	4,911,814
Santander Holdings USA, Inc. 2.49%, 01/06/2028		3,137	2,930,742
4.40%, 07/13/2027		3,049	3,101,534
Santander UK Group Holdings PLC 2.469%, 01/11/2028		5,482	5,102,536

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Societe Generale SA 2.797%, 01/19/2028(b)	U.S.$	9,487	$8,880,686
Standard Chartered PLC 1.809% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	258,903
3.971%, 03/30/2026(b)		3,723	3,719,314
7.75%, 04/02/2023(b)(c)		822	853,343
Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)		6,656	6,772,214
UBS AG/Stamford CT 7.625%, 08/17/2022		5,982	6,083,873
UBS Group AG 7.00%, 01/31/2024-02/19/2025(b)(c)		3,426	3,581,239
UniCredit SpA 1.982%, 06/03/2027(b)		669	604,656
2.569%, 09/22/2026(b)		5,891	5,460,368
3.127%, 06/03/2032(b)		1,858	1,636,266
US Bancorp Series J 5.30%, 04/15/2027(c)		3,485	3,447,885
Wells Fargo & Co. 3.35%, 03/02/2033		8,799	8,555,708
3.584%, 05/22/2028		2,117	2,116,428
Series BB 3.90%, 03/15/2026(c)		2,664	2,542,655

			231,565,933

Brokerage – 0.5%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(c)		3,271	3,396,999
Series I 4.00%, 06/01/2026(c)		7,570	7,264,096
Nomura Holdings, Inc. 2.999%, 01/22/2032		7,689	7,063,731

			17,724,826

Finance – 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		5,759	5,205,560
6.50%, 07/15/2025		613	650,105
Air Lease Corp. 2.10%, 09/01/2028		2,650	2,355,135
2.875%, 01/15/2026		718	693,093
3.625%, 04/01/2027		303	297,195

30 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Aircastle Ltd. 2.85%, 01/26/2028(b)	U.S.$	8,390	$7,559,474
4.125%, 05/01/2024		1,481	1,477,786
4.25%, 06/15/2026		530	522,654
5.25%, 08/11/2025(b)		3,730	3,803,779
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(b)		6,032	5,529,016
3.50%, 11/01/2027(b)		1,314	1,244,634
4.125%, 08/01/2025(b)		35	34,726
4.375%, 01/30/2024(b)		1,300	1,308,216
4.875%, 10/01/2025(b)		1,447	1,469,530
5.50%, 12/15/2024(b)		3,623	3,734,262
CDBL Funding 1 3.50%, 10/24/2027(b)		5,770	5,605,151
Synchrony Financial 2.875%, 10/28/2031		4,872	4,329,454
4.50%, 07/23/2025		3,859	3,940,772

			49,760,542

Insurance – 1.2%
Alleghany Corp. 3.625%, 05/15/2030		7,452	7,500,885
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	3,167,575
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	6,214,468
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)		2,058	3,130,403
Prudential Financial, Inc. 5.20%, 03/15/2044		1,970	1,963,578
5.375%, 05/15/2045		615	617,300
5.625%, 06/15/2043		1,099	1,113,254
5.875%, 09/15/2042		8,905	8,949,525
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000	5,188,350
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	3,105,372

			40,950,710

Other Finance – 0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		656	661,950

REITs – 0.8%
American Tower Corp. 3.65%, 03/15/2027		3,517	3,511,373
4.05%, 03/15/2032		874	876,631

abfunds.com	AB BOND FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Digital Realty Trust LP 3.60%, 07/01/2029	U.S.$	6,738	$6,692,182
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		4,731	4,288,983
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025		3,958	3,999,163
Series I 3.50%, 09/15/2030		1,343	1,279,301
Series J 2.90%, 12/15/2031		2,126	1,903,705
Vornado Realty LP 3.40%, 06/01/2031		7,733	7,243,269

			29,794,607

			370,458,568

Utility – 0.6%
Electric – 0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,670	1,573,975
Chile Electricity PEC SpA Zero Coupon, 01/25/2028(b)		3,081	2,322,882
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641	3,235,793
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834	3,502,838
Entergy Corp. 1.90%, 06/15/2028		8,687	7,870,509

			18,505,997

Other Utility – 0.1%
American Water Capital Corp. 3.45%, 06/01/2029		1,654	1,661,195

			20,167,192

Total Corporates – Investment Grade (cost $886,899,893)			835,041,472

MORTGAGE PASS-THROUGHS – 11.5%
Agency Fixed Rate 30-Year – 10.9%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049-11/01/2049		16,994	17,153,670
Series 2020 3.50%, 01/01/2050		5,766	5,837,577

32 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033	U.S.$	1	$719
Series 2007 5.50%, 07/01/2035		633	681,449
Series 2016 4.00%, 02/01/2046		5,202	5,388,811
Series 2017 4.00%, 07/01/2044		3,762	3,899,394
Series 2018 4.00%, 08/01/2048		2,538	2,618,631
4.50%, 10/01/2048-11/01/2048		9,808	10,324,198
5.00%, 09/01/2048-11/01/2048		3,837	4,065,584
Federal National Mortgage Association Series 2001 6.50%, 08/01/2031		1	1,464
Series 2003 5.50%, 04/01/2033-11/01/2033		1,730	1,856,421
Series 2004 5.50%, 04/01/2034-11/01/2034		1,511	1,628,502
6.50%, 08/01/2034		1	1,404
Series 2005 5.50%, 02/01/2035		1,334	1,437,470
Series 2006 5.50%, 04/01/2036		242	263,083
Series 2007 5.50%, 09/01/2036		519	559,633
Series 2008 6.00%, 03/01/2037		3	3,842
Series 2010 4.00%, 12/01/2040		2,394	2,478,465
Series 2012 3.50%, 02/01/2042-01/01/2043		20,256	20,761,943
Series 2013 3.50%, 04/01/2043		9,402	9,627,328
4.00%, 10/01/2043		7,602	7,914,123
Series 2015 3.00%, 05/01/2045-08/01/2045		8,435	8,389,580
Series 2018 3.50%, 02/01/2048-05/01/2048		5,018	5,071,269
4.50%, 09/01/2048		8,234	8,661,608
Series 2019 3.50%, 08/01/2049-11/01/2049		18,432	18,593,692
Series 2020 3.50%, 01/01/2050		5,626	5,683,628

abfunds.com	AB BOND FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)		U.S. $ Value

Series 2022 3.00%, 02/01/2052-03/01/2052	U.S.$	49,202		$48,412,166
Government National Mortgage Association Series 2016 3.00%, 04/20/2046-12/20/2046		3,466		3,471,448
Uniform Mortgage-Backed Security Series 2022 2.00%, 04/01/2052, TBA		16,402		15,232,077
2.50%, 04/01/2052, TBA		73,165		69,861,147
3.00%, 04/01/2052, TBA		107,055		104,804,754

				384,685,080

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association Series 2012 2.50%, 04/01/2027		10		10,405
Series 2016 2.50%, 02/01/2031-01/01/2032		19,876		19,761,471
Series 2017 2.50%, 01/01/2032-02/01/2032		2,823		2,806,179

				22,578,055

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029-10/01/2029		318		332,145

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.595% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	158
Series 2007 2.60% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		0	**	391

				549

Total Mortgage Pass-Throughs (cost $417,027,823)				407,595,829

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.3%
Risk Share Floating Rate – 5.0%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 2.307% (LIBOR 1 Month + 1.85%), 10/25/2028(b)(d)		1,763		1,756,855

34 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2019-3A, Class M1B 2.057% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)	U.S.$	2,126	$2,123,471
Series 2019-3A, Class M1C 2.407% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		575	571,423
Series 2020-3A, Class M1B 3.307% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(d)		1,645	1,650,479
Series 2021-1A, Class M1C 3.049% (SOFR + 2.95%), 03/25/2031(b)(d)		4,197	4,174,470
Series 2021-2A, Class M1B 1.599% (SOFR + 1.50%), 06/25/2031(b)(d)		7,664	7,477,242
Series 2021-3A, Class A2 1.099% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199	7,095,256
Series 2022-1, Class M1B 2.249% (SOFR + 2.15%), 01/26/2032(b)(d)		3,969	3,953,253
Connecticut Avenue Securities Trust Series 2021-R03, Class 1M2 1.749% (SOFR + 1.65%), 12/25/2041(b)(d)		3,513	3,325,679
Series 2022-R01, Class 1M2 1.999% (SOFR + 1.90%), 12/25/2041(b)(d)		9,352	8,919,021
Series 2022-R02, Class 2M1 1.299% (SOFR + 1.20%), 01/25/2042(b)(d)		9,690	9,610,014
Series 2022-R03, Class 1M2 3.59% (SOFR + 3.50%), 03/25/2042(b)(d)		6,435	6,498,977
Eagle Re Ltd. Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617	614,782
Series 2020-1, Class M1A 1.357% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		6,400	6,352,061
Series 2021-2, Class M1B 2.149% (SOFR + 2.05%), 04/25/2034(b)(d)		2,360	2,324,574

abfunds.com	AB BOND FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	U.S.$	448	$453,344
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		478	485,666
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		1,781	1,804,159
Series 2016-HQA3, Class M3 4.307% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		1,507	1,541,178
Series 2017-HQA2, Class M2B 3.107% (LIBOR 1 Month + 2.65%), 12/25/2029(d)		5,358	5,462,457
Series 2020-DNA5, Class M2 2.899% (SOFR + 2.80%), 10/25/2050(b)(d)		3,775	3,781,736
Series 2021-DNA3, Class M2 2.199% (SOFR + 2.10%), 10/25/2033(b)(d)		3,221	3,147,409
Series 2021-DNA5, Class M2 1.749% (SOFR + 1.65%), 01/25/2034(b)(d)		2,871	2,824,158
Series 2021-DNA6, Class M2 1.599% (SOFR + 1.50%), 10/25/2041(b)(d)		9,778	9,299,462
Series 2021-DNA7, Class M2 1.899% (SOFR + 1.80%), 11/25/2041(b)(d)		9,563	9,095,819
Series 2021-HQA3, Class M1 0.949% (SOFR + 0.85%), 09/25/2041(b)(d)		3,525	3,438,230
Series 2021-HQA4, Class M2 2.449% (SOFR + 2.35%), 12/25/2041(b)(d)		6,126	5,757,933
Series 2022-DNA1, Class M1A 1.099% (SOFR + 1.00%), 01/25/2042(b)(d)		4,222	4,147,957
Series 2022-DNA1, Class M1B 1.949% (SOFR + 1.85%), 01/25/2042(b)(d)		4,940	4,656,349

36 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2022-DNA2, Class M1B 2.499% (SOFR + 2.40%), 02/25/2042(b)(d)	U.S.$	7,072	$6,881,427
Series 2022-HQA1, Class M1B 3.55% (SOFR + 3.50%), 03/25/2042(b)(d)		1,664	1,694,543
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 2M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(d)		20	20,119
Series 2015-C04, Class 1M2 6.157% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,214	1,298,371
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		490	516,312
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		1,646	1,713,467
Series 2016-C05, Class 2M2 4.907% (LIBOR 1 Month + 4.45%), 01/25/2029(d)		4,160	4,319,169
Series 2016-C06, Class 1M2 4.707% (LIBOR 1 Month + 4.25%), 04/25/2029(d)		1,051	1,097,469
Series 2016-C07, Class 2M2 4.807% (LIBOR 1 Month + 4.35%), 05/25/2029(d)		748	779,010
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(d)		3,026	3,080,568
Series 2021-R02, Class 2M2 2.099% (SOFR + 2.00%), 11/25/2041(b)(d)		4,242	4,045,835
Home Re Ltd. Series 2020-1, Class M1B 3.707% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(d)		1,815	1,816,219
Series 2021-2, Class M1B 1.699% (SOFR + 1.60%), 01/25/2034(b)(d)		4,253	4,176,211
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(e)		247	242,349

abfunds.com	AB BOND FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Oaktown Re VII Ltd. Series 2021-2, Class M1A 1.699% (SOFR + 1.60%), 04/25/2034(b)(d)	U.S.$	6,767	$6,685,776
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.195% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		3,275	3,247,603
Series 2019-3R, Class A 3.145% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(d)		275	274,528
Series 2020-1R, Class A 2.795% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(e)		1,141	1,136,723
Radnor Re Ltd. Series 2019-1, Class M1B 2.407% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,660,421
Series 2019-2, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		2,666	2,663,829
Series 2020-1, Class M1A 1.407% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(d)		1,924	1,910,127
Traingle Re Ltd. Series 2021-3, Class M1A 1.999% (SOFR + 1.90%), 02/25/2034(b)(d)		5,007	4,979,206
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.707% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(e)		1,135	1,059,900
Series 2015-WF1, Class 2M2 5.957% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(e)		303	286,617

			178,929,213

Non-Agency Fixed Rate – 1.1%
Alternative Loan Trust Series 2005-20CB, Class 3A6 5.50%, 07/25/2035		314	261,023
Series 2006-24CB, Class A16 5.75%, 08/25/2036		2,165	1,557,543
Series 2006-28CB, Class A14 6.25%, 10/25/2036		1,482	1,009,463

38 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2006-J1, Class 1A13 5.50%, 02/25/2036	U.S.$	538	$462,186
Bayview MSR Opportunity Master Fund Trust Series 2021-2, Class A2 2.50%, 06/25/2051(b)		2,562	2,377,361
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(b)		6,848	6,339,096
Countrywide Home Loan Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		644	385,099
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(b)		5,811	5,359,277
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(b)		5,531	5,107,815
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(b)		8,125	7,538,267
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(b)		7,156	6,639,656

			37,036,786

Agency Fixed Rate – 0.6%
Federal Home Loan Mortgage Corp. REMICs Series 5008, Class AI 3.50%, 09/25/2050(f)		11,290	1,785,923
Series 5015, Class BI 4.00%, 09/25/2050(f)		15,508	2,617,159
Series 5040, Class AI 3.50%, 11/25/2050(f)		8,300	1,392,286
Series 5043, Class IO 5.00%, 11/25/2050(f)		18,324	3,745,512
Series 5049, Class CI 3.50%, 12/25/2050(f)		16,029	2,422,079
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 0.727%, 05/28/2035		1,531	1,431,606

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(f)	U.S.$	8,067	$1,331,221
Series 2020-89, Class KI 4.00%, 12/25/2050(f)		31,828	5,779,102

			20,504,888

Agency Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 5.703% (6.10%-LIBOR 1 Month), 12/15/2044(d)(g)		8,542	1,261,743
Series 4585, Class DS 5.603% (6.00%-LIBOR 1 Month), 05/15/2046(d)(g)		5,523	911,191
Series 4693, Class SL 5.753% (6.15%-LIBOR 1 Month), 06/15/2047(d)(g)		3,457	572,296
Series 4954, Class SL 5.593% (6.05%-LIBOR 1 Month), 02/25/2050(d)(g)		2,671	417,947
Series 4981, Class HS 5.643% (6.10%-LIBOR 1 Month), 06/25/2050(d)(g)		22,617	3,194,732
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.083% (6.54%-LIBOR 1 Month), 12/25/2041(d)(g)		5,031	841,595
Series 2014-17, Class SA 5.593% (6.05%-LIBOR 1 Month), 04/25/2044(d)(g)		9,685	1,800,723
Series 2015-26, Class SH 5.993% (6.45%-LIBOR 1 Month), 05/25/2045(d)(g)		6,532	1,235,717
Series 2016-106, Class ES 5.543% (6.00%-LIBOR 1 Month), 01/25/2047(d)(g)		3,841	599,497
Series 2017-62, Class AS 5.693% (6.15%-LIBOR 1 Month), 08/25/2047(d)(g)		5,212	848,746
Series 2017-81, Class SA 5.743% (6.20%-LIBOR 1 Month), 10/25/2047(d)(g)		8,662	1,442,446

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2017-97, Class SW 5.743% (6.20%-LIBOR 1 Month), 12/25/2047(d)(g)	U.S.$	7,105	$1,244,401
Government National Mortgage Association Series 2017-43, Class ST 5.651% (6.10%-LIBOR 1 Month), 03/20/2047(d)(g)		8,028	1,272,231
Series 2017-122, Class SA 5.751% (6.20%-LIBOR 1 Month), 08/20/2047(d)(g)		5,907	855,606
Series 2017-134, Class MS 5.751% (6.20%-LIBOR 1 Month), 09/20/2047(d)(g)		6,511	987,196

			17,486,067

Non-Agency Floating Rate – 0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 0.837% (LIBOR 1 Month + 0.38%), 12/25/2036(d)		4,017	1,806,883
HomeBanc Mortgage Trust Series 2005-1, Class A1 0.957% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		801	706,688
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.557% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		907	905,107

			3,418,678

Total Collateralized Mortgage Obligations (cost $265,190,338)			257,375,632

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.7%
Non-Agency Floating Rate CMBS – 2.7%
AREIT CRE Trust Series 2022-CRE6, Class A 1.30% (SOFR + 1.25%), 11/17/2024(b)(d)		12,910	12,774,026
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.397% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(d)		3,799	3,765,685

abfunds.com	AB BOND FUNDS | 41

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.397% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)	U.S.$	10,570	$10,289,364
BBCMS Mortgage Trust Series 2020-BID, Class A 2.537% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)		7,708	7,701,020
BCP Trust Series 2021-330N, Class A 1.196% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(d)		1,369	1,339,544
BFLD Trust Series 2021-FPM, Class A 1.997% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,587,939
BHMS Series 2018-ATLS, Class A 1.647% (LIBOR 1 Month + 1.25%), 07/15/2035(b)(d)		5,580	5,522,462
Braemar Hotels & Resorts Trust Series 2018-PRME, Class A 1.217% (LIBOR 1 Month + 0.82%), 06/15/2035(b)(d)		4,000	3,956,546
BX Commercial Mortgage Trust Series 2019-IMC, Class D 2.297% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)		1,772	1,729,785
Series 2019-IMC, Class E 2.547% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,430,327
BX Trust Series 2018-EXCL, Class A 1.485% (LIBOR 1 Month + 1.09%), 09/15/2037(b)(d)		4,839	4,784,918
CLNY Trust Series 2019-IKPR, Class D 2.422% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(d)		5,360	5,239,216
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.479% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(d)		5,912	5,856,670

42 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Great Wolf Trust Series 2019-WOLF, Class A 1.431% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(d)	U.S.$	5,961	$5,882,400
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.597% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(d)		1,456	1,455,147
Series 2019-SMP, Class A 1.547% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(d)		1,700	1,680,928
Invitation Homes Trust Series 2018-SFR2, Class C 1.677% (LIBOR 1 Month + 1.28%), 06/17/2037(b)(d)		2,050	2,031,132
Series 2018-SFR3, Class C 1.741% (LIBOR 1 Month + 1.30%), 07/17/2037(b)(d)		988	983,017
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.597% (LIBOR 1 Month + 1.95%), 11/15/2026(d)(e)		1,989	1,832,428
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.897% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(d)		2,750	2,736,449

			97,579,003

Non-Agency Fixed Rate CMBS – 2.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		2,805	2,566,377
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871	869,652
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,560,853
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(b)		11,325	11,362,584

abfunds.com	AB BOND FUNDS | 43

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Trust Series 2012-CR3, Class E 4.752%, 10/15/2045(b)	U.S.$	3,938	$2,331,838
Series 2013-SFS, Class A1 1.873%, 04/12/2035(b)		717	712,890
GS Mortgage Securities Trust Series 2011-GC5, Class D 5.163%, 08/10/2044(b)		333	154,467
Series 2013-G1, Class A1 2.059%, 04/10/2031(b)		81	80,862
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		6,804	6,755,827
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)		2,420	2,322,870
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		4,918	4,832,962
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)		249	240,433
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		6,860	6,653,255
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class D 4.549%, 08/15/2046(b)		2,527	1,561,577
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,850,168
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,411,758
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.735%, 08/15/2046(b)		128	126,594
Series 2012-C6, Class E 5.27%, 05/15/2045(b)		3,967	2,776,858
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	2,896,504
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	340,025
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		5,322	5,309,505

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Wells Fargo Commercial Mortgage Trust Series 2015-SG1, Class AS 4.047%, 09/15/2048	U.S.$	2,906	$2,920,190
Series 2016-C35, Class XA 1.888%, 07/15/2048(f)		21,226	1,348,923
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,241,382
WF-RBS Commercial Mortgage Trust Series 2013-C11, Class XA 1.123%, 03/15/2045(b)(f)		53,637	291,435
Series 2014-C19, Class A5 4.101%, 03/15/2047		1,600	1,626,084
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,467,856

			69,613,729

Agency CMBS – 0.0%
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.099% (SOFR + 2.00%), 01/25/2051(b)(d)		1,180	1,140,407

Total Commercial Mortgage-Backed Securities (cost $174,571,147)			168,333,139

ASSET-BACKED SECURITIES – 4.2%
Other ABS - Fixed Rate – 2.6%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		8,426	7,664,022
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(b)		3,961	3,954,147
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		2,711	2,667,820
Series 2021-Z2, Class A 1.17%, 11/16/2026(b)		2,541	2,494,982
Series 2022-X1, Class A 1.75%, 02/15/2027(b)		9,014	8,908,845
Atalaya Equipment Leasing Trust Series 2021-1A, Class A1 0.326%, 11/15/2022(b)		1,600	1,598,115
Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,694,160

abfunds.com	AB BOND FUNDS | 45

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)	U.S.$	2,059	$2,023,248
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		1,764	1,667,393
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		2,202	2,069,493
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		7,310	7,280,467
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		884	884,617
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	469,293
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)(h)		3,651	3,404,244
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	7,140,547
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,398	4,087,378
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		17	16,711
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		2,538	2,364,861
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		3,233	3,353,533
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		2,618	2,537,823
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		4,058	3,843,587
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,232	3,033,035

46 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2022-1A, Class A2 3.695%, 01/30/2052(b)	U.S.$	5,523	$5,141,455
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(b)		2,008	1,839,370
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		3,421	3,102,575
Series 2021-DA, Class B 2.90%, 04/20/2062(b)		3,096	2,897,665
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(b)		1,017	1,015,288
Series 2021-3, Class B 1.66%, 07/20/2031(b)		5,220	4,929,858

			92,084,532

Autos - Fixed Rate – 1.2%
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A 4.00%, 03/20/2025(b)		6,700	6,805,512
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		3,439	3,323,284
Series 2021-N4, Class D 2.30%, 09/11/2028		3,177	3,049,124
Series 2021-P4, Class D 2.61%, 09/11/2028		4,063	3,815,465
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(b)		5,050	4,757,039
Series 2022-A, Class C 2.17%, 04/16/2029(b)		5,564	5,355,468
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		3,077	2,992,403
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(b)		84	84,274
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	5,264,804
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(b)		5,153	5,049,964

abfunds.com	AB BOND FUNDS | 47

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Santander Bank NA-SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)	U.S.$	4,341	$4,263,849

			44,761,186

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		4,282	4,233,544
Series 2022-1, Class A 4.63%, 07/15/2025(b)		7,665	7,653,356
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)		1,601	1,564,897

			13,451,797

Home Equity Loans - Floating Rate – 0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 1.057% (LIBOR 1 Month + 0.60%), 04/25/2034(d)		3	2,945

Total Asset-Backed Securities (cost $156,583,524)			150,300,460

COLLATERALIZED LOAN OBLIGATIONS – 2.5%
CLO - Floating Rate – 2.5%
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 1.454% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)		6,496	6,452,171
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)		4,670	4,632,252
Series 2020-78A, Class D 3.241% (LIBOR 3 Month + 3.00%), 04/17/2033(b)(d)		2,130	2,086,501
Elevation CLO Ltd. Series 2020-11A, Class D1 4.091% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)		4,500	4,376,858

48 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.384% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)	U.S.$	5,900	$5,856,794
Elmwood CLO XII Ltd. Series 2021-5A, Class D 3.171% (LIBOR 3 Month + 3.05%), 01/20/2035(b)(d)		2,100	2,056,761
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.358% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)		4,290	4,254,367
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.324% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)		6,000	5,930,148
Madison Park Funding LI Ltd. Series 2021-51A, Class D 3.298% (LIBOR 3 Month + 3.05%), 07/19/2034(b)(d)		3,471	3,406,164
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 3.041% (LIBOR 3 Month + 2.80%), 07/16/2035(b)(d)		250	240,835
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.371% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)		6,600	6,559,067
OCP CLO Ltd. Series 2020-18A, Class AR 1.344% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)		8,088	7,982,824
Pikes Peak CLO 8 Series 2021-8A, Class A 1.424% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)		7,300	7,258,536
Rad CLO 7 Ltd. Series 2020-7A, Class C 2.241% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)		2,090	2,088,721

abfunds.com	AB BOND FUNDS | 49

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Rad CLO 11 Ltd. Series 2021-11A, Class D 3.141% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)	U.S.$	3,800	$3,697,772
Regatta XX Funding Ltd. Series 2021-2A, Class A 1.401% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)		11,084	10,976,156
Rockford Tower CLO Ltd. Series 2021-2A, Class A1 1.414% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)		5,449	5,403,200
Series 2021-3A, Class D 3.377% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)		3,200	3,144,595
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 3.181% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)		1,900	1,860,786
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		1,850	1,769,359

Total Collateralized Loan Obligations (cost $91,161,371)			90,033,867

CORPORATES - NON-INVESTMENT GRADE – 2.1%
Industrial – 1.6%
Capital Goods – 0.2%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028(b)		6,296	5,714,879
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)	EUR	1,444	1,579,294

			7,294,173

Communications - Media – 0.5%
Altice Financing SA 3.00%, 01/15/2028(b)		2,174	2,123,267
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030-06/01/2033(b)	U.S.$	6,548	5,935,883
4.75%, 02/01/2032(b)		1,041	970,129
DISH DBS Corp. 5.75%, 12/01/2028(b)		3,890	3,693,049

50 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	2,174	$2,439,715
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)		2,093	2,091,275

			17,253,318

Communications - Telecommunications – 0.2%
Altice France SA/France 3.375%, 01/15/2028(b)		1,024	1,028,865
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)		2,174	2,316,195
Lumen Technologies, Inc. 4.50%, 01/15/2029(b)	U.S.$	4,277	3,680,744

			7,025,804

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(b)	EUR	2,174	2,363,188
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	U.S.$	2,195	2,231,635
ZF Finance GmbH 3.75%, 09/21/2028(b)	EUR	1,400	1,470,197

			6,065,020

Consumer Cyclical - Entertainment – 0.2%
Carnival Corp. 4.00%, 08/01/2028(b)	U.S.$	5,633	5,250,632

Consumer Cyclical - Other – 0.0%
NH Hotel Group SA 4.00%, 07/02/2026(b)	EUR	694	748,997

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)	U.S.$	3,900	3,520,608
IQVIA, Inc. 2.25%, 03/15/2029(b)	EUR	1,420	1,438,073
Nobel Bidco BV 3.125%, 06/15/2028(b)		2,174	2,142,266
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)		1,420	1,497,625

			8,598,572

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)	EUR	2,174	$2,257,850

Technology – 0.0%
Playtech PLC 4.25%, 03/07/2026(b)		1,420	1,574,048

Transportation - Airlines – 0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(b)		800	851,148

			56,919,562

Financial Institutions – 0.4%
Banking – 0.4%
Credit Suisse Group AG 6.375%, 08/21/2026(b)(c)	U.S.$	611	603,937
7.50%, 07/17/2023-12/11/2023(b)(c)		8,565	8,737,671
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	6,261,325

			15,602,933

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)		2,589	2,520,314

Total Corporates – Non-Investment Grade (cost $80,056,499)			75,042,809

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 1.0%
United States – 1.0%
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		4,170	4,120,381
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		6,821	6,357,886
State of California Series 2010 7.625%, 03/01/2040		8,520	12,541,568
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		4,785	4,833,827

52 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

University of California Series 2021-B 3.071%, 05/15/2051	U.S.$	7,960	$6,929,049

Total Local Governments – US Municipal Bonds (cost $32,308,634)			34,782,711

EMERGING MARKETS - CORPORATE BONDS – 0.6%
Industrial – 0.6%
Basic – 0.1%
CSN Resources SA 4.625%, 06/10/2031(b)		1,862	1,694,769
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		1,602	1,533,915

			3,228,684

Capital Goods – 0.3%
Cemex SAB de CV 3.875%, 07/11/2031(b)		6,305	5,761,193
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	4,969,300
6.95%, 01/17/2028(b)		1,797	1,895,049
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	20,511

			12,646,053

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	729,094

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	2,417,818

Consumer Non-Cyclical – 0.1%
BRF GmbH 4.35%, 09/29/2026(b)		1,272	1,238,451
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	1,420	1,479,371

			2,717,822

			21,739,471

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LLC 6.125%, 03/01/2026(e)	U.S.$	565	$561,638

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(b)(i)		2,352	84,096
7.125%, 12/26/2046(b)(i)		671	23,543

			107,639

Total Emerging Markets – Corporate Bonds (cost $28,598,547)			22,408,748

QUASI - SOVEREIGNS – 0.4%
Quasi - Sovereign Bonds – 0.4%
Indonesia – 0.2%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(b)		2,207	2,254,142
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)		2,363	2,539,191

			4,793,333

Mexico – 0.2%
Comision Federal de Electricidad
3.348%, 02/09/2031(b)		6,919	6,066,233
4.688%, 05/15/2029(b)		1,800	1,776,150

			7,842,383

Total Quasi – Sovereigns (cost $13,268,369)			12,635,716

EMERGING MARKETS - SOVEREIGNS – 0.3%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b)		8,182	7,413,915

Egypt – 0.1%
Egypt Government International Bond 5.875%, 02/16/2031(b)		4,439	3,717,662

Total Emerging Markets – Sovereigns (cost $12,442,103)			11,131,577

54 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Shares	U.S. $ Value

COMMON STOCKS – 0.3%
Financials – 0.3%
Insurance – 0.3%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k)(l)		9,249	$8,492,037
Mt Logan Re Ltd. (Special Investment)(h)(j)(l)		1,463	1,461,619

Total Common Stocks (cost $9,248,550)			9,953,656

	Principal Amount (000)
GOVERNMENTS - SOVEREIGN BONDS – 0.2%
Colombia – 0.0%
Colombia Government International Bond 3.125%, 04/15/2031	U.S.$	2,490	2,106,851

Qatar – 0.1%
Qatar Government International Bond 3.40%, 04/16/2025(b)		2,155	2,190,019

Saudi Arabia – 0.1%
Saudi Government International Bond 2.90%, 10/22/2025(b)		4,056	4,081,228

Total Governments – Sovereign Bonds (cost $8,683,895)			8,378,098

AGENCIES – 0.2%
Agency Debentures – 0.2%
Federal Home Loan Bank 2.50%, 02/13/2024 (cost $6,161,568)		6,170	6,193,278

SHORT-TERM INVESTMENTS – 3.5%
Governments - Treasuries – 2.2%
Japan – 2.2%
Japan Treasury Discount Bill Series 1062 Zero Coupon, 06/06/2022 (cost $77,870,200)	JPY	9,402,550	77,247,810

abfunds.com	AB BOND FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 1.3%
U.S. Treasury Bill Zero Coupon, 04/21/2022-05/19/2022 (cost $45,806,558)	U.S.$	45,808	$45,798,716

Total Short-Term Investments (cost $123,676,758)			123,046,526

Total Investments – 103.4% (cost $3,809,291,175)			3,669,756,665
Other assets less liabilities – (3.4)%			(120,748,755)

Net Assets – 100.0%			$3,549,007,910

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	1,063	June 2022	$151,532,078	$746,801
U.S. 10 Yr Ultra Futures	911	June 2022	123,412,031	(5,475,938)
U.S. T-Note 2 Yr (CBT) Futures	1,914	June 2022	405,618,471	(4,662,425)
U.S. T-Note 5 Yr (CBT) Futures	2,468	June 2022	283,048,750	(6,312,246)
U.S. Ultra Bond (CBT) Futures	325	June 2022	57,565,625	(1,571,289)

				$(17,275,097)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	2,770	AUD	3,853	04/28/2022	$114,392
Barclays Bank PLC	JPY	9,404,167	USD	77,959	04/28/2022	677,536
BNP Paribas SA	USD	38,960	CAD	49,546	04/22/2022	668,187
Citibank, NA	AUD	107,889	USD	76,196	04/28/2022	(4,560,128)
Citibank, NA	USD	38,697	AUD	53,370	04/28/2022	1,250,814
Goldman Sachs Bank USA	MYR	38,425	USD	9,052	06/16/2022	(46,490)
Morgan Stanley Capital Services, Inc.	CAD	95,157	USD	74,839	04/22/2022	(1,269,718)
State Street Bank & Trust Co.	EUR	850	USD	973	05/12/2022	31,714
State Street Bank & Trust Co.	USD	98	EUR	89	05/12/2022	890
State Street Bank & Trust Co.	USD	43	EUR	38	05/12/2022	(1,212)
UBS AG	USD	2,537	AUD	3,378	04/28/2022	(8,875)
UBS AG	EUR	25,270	USD	28,916	05/12/2022	926,970

						$(2,215,920)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	81,640	$(4,592,400)	$(3,894,629)	$(697,771)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	$806,853	$	– 0	–	$806,853

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	37	$(9,084)	$(5,694)	$(3,390)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	123	(30,046)	(14,100)	(15,946)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	153	(37,267)	(19,016)	(18,251)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	132	(32,143)	(12,723)	(19,420)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	186	(45,187)	(22,311)	(22,876)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	249	(60,559)	(35,122)	(25,437)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	219	(53,338)	(27,203)	(26,135)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	215	(52,407)	(25,876)	(26,531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	228	(55,435)	(28,611)	(26,824)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	237	(57,764)	(30,521)	(27,243)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	301	(73,369)	(36,226)	(37,143)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	306	(74,534)	(33,206)	(41,328)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	413	(100,621)	(47,219)	(53,402)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	440	$(107,143)	$(47,734)	$(59,409)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	613	(149,301)	(63,770)	(85,531)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,434	(592,778)	(182,697)	(410,081)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(233)	(113)	(120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,108	(513,353)	(296,372)	(216,981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,315	(320,263)	(101,069)	(219,194)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,699	(413,664)	(133,320)	(280,344)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,066	(503,104)	(116,602)	(386,502)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8,130	(1,979,809)	(532,689)	(1,447,120)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	142	(34,472)	(20,375)	(14,097)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	330	(80,357)	(36,657)	(43,700)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,614	(392,933)	(249,927)	(143,006)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,431	(348,446)	(170,870)	(177,576)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,896	(461,645)	(276,162)	(185,483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,253	(548,523)	(353,911)	(194,612)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,652	(402,251)	(197,255)	(204,996)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,171	(772,125)	(343,699)	(428,426)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,171	(772,125)	(343,565)	(428,560)
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	7,244	(583,983)	(134,297)	(449,686)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,386	(1,068,165)	(298,221)	(769,944)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	295	(71,739)	(27,235)	(44,504)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	309	(75,233)	(28,570)	(46,663)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	397	(96,662)	(46,132)	(50,530)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	589	(143,478)	(71,251)	(72,227)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,205	(293,478)	(141,299)	(152,179)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,260	(306,754)	(116,145)	(190,609)

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,910	$(465,138)	$(127,643)	$(337,495)

						$(12,178,909)	$(4,795,408)	$(7,383,501)

*	Termination date

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $909,908,515 or 25.6% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.56% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$2,419,395	$2,322,870	0.07%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	5,049,314	4,832,962	0.14%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	255,066	240,433	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,322,125	6,653,255	0.19%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.707%, 11/25/2024	11/06/2015	245,904	242,349	0.01%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.597%, 11/15/2026	11/16/2015	1,986,014	1,832,428	0.05%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 2.795%, 02/27/2023	02/11/2020	1,141,110	1,136,723	0.03%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	565,000	561,638	0.02%

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.707%, 11/25/2025	09/28/2015	$1,139,363	$1,059,900	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 5.957%, 11/25/2025	09/28/2015	302,084	286,617	0.01%

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.

(j)	Non-income producing security.

(k)	Restricted and illiquid security.

Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Mt Logan Re Ltd. (Preference Shares)	12/30/2014	$9,248,550	$8,492,037	0.24%

(l)	Fair valued by the Adviser.

Currency Abbreviations:

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

JPY – Japanese Yen

MYR – Malaysian Ringgit

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

BOBL – Bundesobligationen

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

March 31, 2022 (unaudited)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 60.9%
United States – 60.9%
U.S. Treasury Notes 0.125%, 08/31/2022(a)	U.S.$	59,365	$59,160,733
0.125%, 08/31/2023		3,984	3,877,125
0.375%, 11/30/2025		96	88,397
0.75%, 08/31/2026		1,749	1,623,476
0.875%, 01/31/2024		2,481	2,419,070
1.50%, 02/29/2024		7,196	7,097,154
1.875%, 02/28/2027		2,491	2,428,044
2.875%, 09/30/2023		65,215	65,958,859

Total Governments – Treasuries (cost $145,130,977)			142,652,858

CORPORATES - INVESTMENT GRADE – 8.1%
Financial Institutions – 5.0%
Banking – 3.5%
American Express Co. 2.55%, 03/04/2027		262	254,630
Banco Santander SA 4.175%, 03/24/2028		200	201,388
Bank of America Corp. 1.734%, 07/22/2027		790	734,353
BNP Paribas SA 2.591%, 01/20/2028(b)		490	461,085
Capital One Financial Corp. 2.636%, 03/03/2026		597	584,517
Citigroup, Inc. 3.106%, 04/08/2026		346	343,090
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	280,249
Credicorp Ltd. 2.75%, 06/17/2025(b)		389	373,216
Credit Suisse AG 6.50%, 08/08/2023(b)		561	575,238
Danske Bank A/S 3.773%, 03/28/2025(b)		353	354,080
Deutsche Bank AG/New York NY 3.95%, 02/27/2023		234	236,422
Goldman Sachs Group, Inc. (The) 2.64%, 02/24/2028		239	228,740
3.75%, 05/22/2025		222	225,483
HSBC Holdings PLC 2.999%, 03/10/2026		595	583,517

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

ING Groep NV 4.017%, 03/28/2028	U.S.$	355	$357,446
Morgan Stanley 2.475%, 01/21/2028		303	288,956
Nationwide Building Society 2.972%, 02/16/2028(b)		310	295,433
NatWest Markets PLC 3.625%, 09/29/2022(b)		825	831,740
Santander Holdings USA, Inc. 2.49%, 01/06/2028		185	172,836
Societe Generale SA 2.797%, 01/19/2028(b)		367	343,545
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	593,539

			8,319,503

Brokerage – 0.1%
Charles Schwab Corp., (The) 2.45%, 03/03/2027		346	335,942

Finance – 0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.45%, 10/29/2026		595	550,036
Aviation Capital Group LLC 1.95%, 01/30/2026-09/20/2026(b)		397	363,878
5.50%, 12/15/2024(b)		65	66,996
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	903,051

			1,883,961

Insurance – 0.3%
Metropolitan Life Global Funding I 2.40%, 06/17/2022(b)		650	651,989

REITs – 0.3%
American Tower Corp. 3.65%, 03/15/2027		235	234,624
Vornado Realty LP 2.15%, 06/01/2026		426	398,949

			633,573

			11,824,968

Industrial – 3.1%
Communications - Media – 0.5%
Magallanes, Inc. 3.788%, 03/15/2025(b)		359	359,090

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Prosus NV 3.257%, 01/19/2027(b)	U.S.$	367	$335,805
Walt Disney Co., (The) 3.35%, 03/24/2025		561	568,854

			1,263,749

Consumer Cyclical - Automotive – 0.2%
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)		34	32,398
3.35%, 06/08/2025(b)		532	523,791

			556,189

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 2.90%, 06/25/2025		393	366,009
3.20%, 08/08/2024		227	219,080

			585,089

Consumer Non-Cyclical – 0.8%
BAT International Finance PLC 1.668%, 03/25/2026		740	680,238
Cencosud SA 5.15%, 02/12/2025(b)		481	499,037
Merck & Co., Inc. 1.70%, 06/10/2027		736	697,286

			1,876,561

Energy – 0.3%
Continental Resources, Inc./OK 2.268%, 11/15/2026(b)		618	578,269

Services – 0.1%
Expedia Group, Inc. 4.625%, 08/01/2027		168	174,841

Technology – 0.8%
Baidu, Inc. 1.625%, 02/23/2027		397	356,696
International Business Machines Corp. 2.85%, 05/13/2022		675	676,417
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(b)		641	575,958
Workday, Inc. 3.50%, 04/01/2027		235	235,465

			1,844,536

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 05/04/2025	U.S.$	279	$292,805

			7,172,039

Total Corporates – Investment Grade (cost $19,812,760)			18,997,007

ASSET-BACKED SECURITIES – 7.6%
Autos-Fixed Rate – 4.3%
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	178,111
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		622	612,183
CPS Auto Receivables Trust
Series 2020-C, Class B 1.01%, 01/15/2025(b)		203	202,830
Series 2021-A, Class C 0.83%, 09/15/2026(b)		635	622,536
Series 2021-B, Class C 1.23%, 03/15/2027(b)		389	377,566
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(b)		371	355,872
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027		220	216,711
DT Auto Owner Trust Series 2021-2A, Class C 1.10%, 02/16/2027(b)		185	178,154
Exeter Automobile Receivables Trust
Series 2020-3A, Class C 1.32%, 07/15/2025		477	473,176
Series 2021-1A, Class C 0.74%, 01/15/2026		540	529,623
First Investors Auto Owner Trust
Series 2018-1A, Class E 5.35%, 07/15/2024(b)		650	658,282
Series 2021-1A, Class C 1.17%, 03/15/2027(b)		351	334,732
Flagship Credit Auto Trust
Series 2019-4, Class B 2.53%, 11/17/2025(b)		590	590,865

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-4, Class C 1.28%, 02/16/2027(b)	U.S.$	615	$595,176
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(b)		202	188,216
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	218,708
Hertz Vehicle Financing III LLC Series 2022-1A, Class A 1.99%, 06/25/2026(b)		562	539,584
JPMorgan Chase Bank NA-CACLN
Series 2020-1, Class C 1.389%, 01/25/2028(b)		278	276,734
Series 2020-2, Class D 1.487%, 02/25/2028(b)		119	117,860
Series 2021-1, Class B 0.875%, 09/25/2028(b)		522	512,924
Series 2021-2, Class B 0.889%, 12/26/2028(b)		417	409,577
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	684,224
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	412,609
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(b)		657	644,899

			9,931,152

Other ABS - Fixed Rate – 3.0%
Affirm Asset Securitization Trust
Series 2020-A, Class A 2.10%, 02/18/2025(b)		151	150,843
Series 2021-A, Class A 0.88%, 08/15/2025(b)		479	476,484
Series 2021-B, Class B 1.24%, 08/17/2026(b)		198	185,695
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		177	173,827
Atalaya Equipment Leasing Trust Series 2021-1A, Class A1 0.326%, 11/15/2022(b)		100	99,746
Series 2021-1A, Class A2 1.23%, 05/15/2026(b)		530	519,969

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(b)	U.S.$	811	$783,759
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		103	96,974
College Ave Student Loans LLC Series 2021-C, Class A2 2.32%, 07/26/2055(b)		482	454,706
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		419	417,014
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(b)		25	25,275
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	167,980
Dext ABS LLC Series 2021-1, Class A 1.12%, 02/15/2028(b)		640	626,274
FREED ABS Trust Series 2021-2, Class A 0.68%, 06/19/2028(b)		94	93,415
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		865	897,379
MVW LLC Series 2021-2A, Class A 1.43%, 05/20/2039(b)		523	492,162
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		224	210,558
Nelnet Student Loan Trust Series 2021-CA, Class AFX 1.32%, 04/20/2062(b)		452	425,317
Series 2021-DA, Class AFX 1.63%, 04/20/2062(b)		144	137,256
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(b)		181	180,357
Series 2021-1, Class A 0.87%, 03/20/2031(b)		86	85,596

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2021-3, Class A 0.83%, 07/20/2031(b)	U.S.$	361	$354,581

			7,055,167

Credit Cards - Fixed Rate – 0.3%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		555	548,719
Mission Lane Credit Card Master Trust Series 2021-A, Class A 1.59%, 09/15/2026(b)		142	138,455

			687,174

Total Asset-Backed Securities (cost $18,186,118)			17,673,493

COMMERCIAL MORTGAGE-BACKED SECURITIES – 6.6%
Non-Agency Floating Rate CMBS – 3.2%
AREIT Trust Series 2022-CRE6, Class A 1.30% (SOFR + 1.25%), 11/17/2024(b)(c)		815	805,921
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.397% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(c)		113	112,299
BBCMS Mortgage Trust Series 2020-BID, Class A 2.537% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(c)		546	545,506
BCP Trust Series 2021-330N, Class A 1.196% (LIBOR 1 Month + 0.80%), 06/15/2038(b)(c)		103	100,574
BFLD Trust Series 2021-FPM, Class A 1.997% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(c)		795	788,531
CLNY Trust Series 2019-IKPR, Class D 2.422% (LIBOR 1 Month + 2.03%), 11/15/2038(b)(c)		180	175,944
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.479% (LIBOR 1 Month + 1.03%), 12/19/2030(b)(c)		297	294,077

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

DROP Mortgage Trust Series 2021-FILE, Class A 1.55% (LIBOR 1 Month + 1.15%), 04/15/2026(b)(c)	U.S.$	570	$563,949
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 1.647% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(c)		469	460,497
Great Wolf Trust Series 2019-WOLF, Class A 1.431% (LIBOR 1 Month + 1.03%), 12/15/2036(b)(c)		700	690,770
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.597% (LIBOR 1 Month + 1.20%), 06/15/2038(b)(c)		503	502,362
Series 2019-SMP, Class A 1.547% (LIBOR 1 Month + 1.15%), 08/15/2032(b)(c)		250	247,195
Invitation Homes Trust Series 2018-SFR1, Class C 1.691% (LIBOR 1 Month + 1.25%), 03/17/2037(b)(c)		880	877,354
Series 2018-SFR3, Class A 1.441% (LIBOR 1 Month + 1.00%), 07/17/2037(b)(c)		51	51,335
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 3.447% (LIBOR 1 Month + 3.05%), 05/15/2036(b)(c)		365	349,073
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.897% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	164,801
VASA Trust Series 2021-VASA, Class A 1.297% (LIBOR 1 Month + 0.90%), 07/15/2039(b)(c)		830	812,321

			7,542,509

Non-Agency Fixed Rate CMBS – 3.2%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(b)		185	169,262
Citigroup Commercial Mortgage Trust Series 2012-GC8, Class AS 3.683%, 09/10/2045(b)		600	599,984

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2013-GC11, Class AS 3.422%, 04/10/2046	U.S.$	771	$772,470
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	350,519
Series 2013-GC15, Class C 5.176%, 09/10/2046		516	514,458
Commercial Mortgage Trust Series 2014-UBS4, Class A5 3.694%, 08/10/2047		750	752,802
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.163%, 08/10/2044(b)		546	546,645
Series 2012-GCJ9, Class AS 3.124%, 11/10/2045		518	518,899
Series 2015-GC28, Class A5 3.396%, 02/10/2048		500	498,621
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)		143	136,894
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)		289	284,003
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)		18	17,381
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(d)		470	455,835
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C8, Class C 4.626%, 10/15/2045(b)		355	354,308
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		496	495,041
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.086%, 07/15/2049(b)		54	54,314
UBS-Barclays Commercial Mortgage Trust Series 2012-C4, Class A3 2.533%, 12/10/2045		463	463,699
Series 2013-C5, Class C 4.074%, 03/10/2046(b)		505	483,518
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		20	20,468

			7,489,121

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SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Agency CMBS – 0.2%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates Series K033, Class A1 2.871%, 02/25/2023	U.S.$	445	$447,633
Government National Mortgage Association Series 2006-51, Class IO 0.962%, 08/16/2046(f)		270	590

			448,223

Total Commercial Mortgage-Backed Securities (cost $15,852,676)			15,479,853

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.5%
Risk Share Floating Rate – 4.6%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		219	219,405
Series 2019-3A, Class M1B 2.057% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		158	157,990
Series 2021-1A, Class M1B 2.299% (SOFR + 2.20%), 03/25/2031(b)(c)		684	684,390
Series 2021-2A, Class M1A 1.299% (SOFR + 1.20%), 06/25/2031(b)(c)		368	364,810
Series 2021-3A, Class A2 1.099% (SOFR + 1.00%), 09/25/2031(b)(c)		480	473,060
Connecticut Avenue Securities Trust Series 2021-R01, Class 1M1 0.849% (SOFR + 0.75%), 10/25/2041(b)(c)		151	149,834
Series 2021-R03, Class 1M1 0.949% (SOFR + 0.85%), 12/25/2041(b)(c)		664	655,699
Series 2022-R01, Class 1M1 1.099% (SOFR + 1.00%), 12/25/2041(b)(c)		1,435	1,420,859
Series 2022-R02, Class 2M1 1.299% (SOFR + 1.00%), 01/25/2042(b)(c)		485	480,609
Eagle Re Ltd. Series 2020-1, Class M1A 1.357% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		375	372,191
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		119	120,713

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Series 2020-DNA6, Class M1 0.999% (SOFR + 0.90%), 12/25/2050(b)(c)	U.S.$	16	$16,063
Series 2021-DNA5, Class M2 1.749% (SOFR + 1.65%), 01/25/2034(b)(c)		199	195,744
Series 2021-DNA6, Class M1 0.899% (SOFR + 0.80%), 10/25/2041(b)(c)		399	394,451
Series 2021-DNA7, Class M1 0.949% (SOFR + 0.85%), 11/25/2041(b)(c)		754	739,758
Series 2021-HQA4, Class M1 1.049% (SOFR + 0.95%), 12/25/2041(b)(c)		481	468,870
Series 2022-DNA1, Class M1A 1.099% (SOFR + 1.00%), 01/25/2042(b)(c)		401	394,033
Series 2022-DNA2, Class M1A 1.399% (SOFR + 1.30%), 02/25/2042(b)(c)		472	469,080
Series 2022-HQA1, Class M1A 2.15% (SOFR + 2.10%), 03/25/2042(b)(c)		600	600,730
Federal National Mortgage Association Series 2021-R02, Class 2M1 0.999% (SOFR + 0.90%), 11/25/2041(b)(c)		593	586,859
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		213	219,721
Series 2015-C01, Class 1M2 4.757% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		49	49,282
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		13	12,923
Series 2016-C06, Class 1M2 4.707% (LIBOR 1 Month + 4.25%), 04/25/2029(c)		124	129,354
Home Re Ltd.
Series 2020-1, Class M1B 3.707% (LIBOR 1 Month + 3.25%), 10/25/2030(b)(c)		121	120,777
Series 2021-1, Class M1A 1.507% (LIBOR 1 Month + 1.05%), 07/25/2033(b)(c)		470	469,195
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A 3.195% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(c)		81	80,554
Series 2019-3R, Class A 3.145% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(c)		29	28,680

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Radnor Re Ltd. Series 2019-1, Class M1B 2.407% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)	U.S.$	192	$191,813
Series 2019-2, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		136	135,504
Series 2020-1, Class M1A 1.407% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(c)		185	183,375
Traingle Re Ltd. Series 2021-3, Class M1A 1.999% (SOFR + 1.90%), 02/25/2034(b)(c)		297	295,571

			10,881,897

Agency Floating Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs Series 4248, Class QF 0.897% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		300	302,181
Series 4286, Class VF 0.847% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		252	253,617
Federal National Mortgage Association REMICs Series 2013-57, Class FN 0.807% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		193	192,745
Series 2014-49, Class AF 0.426% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		345	345,045

			1,093,588

Non-Agency Floating Rate – 0.2%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 2.557% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		65	65,369
Mello Warehouse Securitization Trust Series 2021-1, Class A 1.157% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(c)		346	342,859

			408,228

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		295	291,536

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PORTFOLIO OF INVESTMENTS (continued)

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		Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association REMICs Series 2014-54, Class LA 3.00%, 02/25/2044	U.S.$	11	$11,483

			303,019

Non-Agency Fixed Rate – 0.1%
Provident Funding Mortgage Warehouse Securitization Trust Series 2021-1, Class A 0.887% (LIBOR 1 Month + 0.70%), 02/25/2055(b)(c)		220	216,811

Total Collateralized Mortgage Obligations (cost $13,013,386)			12,903,543

COLLATERALIZED LOAN OBLIGATIONS – 1.9%
CLO-Floating Rate – 1.9%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 1.414% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(c)		686	681,053
Dryden 78 CLO Ltd. Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	317,413
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	244,232
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 1.324% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(c)		453	447,548
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.378% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(c)		739	731,070
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 1.341% (LIBOR 3 Month + 1.10%), 07/16/2035(b)(c)		799	791,261
OCP CLO Ltd. Series 2020-18A, Class AR 1.344% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(c)		590	582,328

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PORTFOLIO OF INVESTMENTS (continued)

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		Principal Amount (000)	U.S. $ Value

Rad CLO 2 Ltd. Series 2018-2A, Class AR 1.321% (LIBOR 3 Month + 1.08%), 10/15/2031(b)(c)	U.S.$	614	$610,190
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	124,333

Total Collateralized Loan Obligations (cost $4,582,271)			4,529,428

AGENCIES – 1.7%
Agency Debentures – 1.7%
Federal Home Loan Banks 1.375%, 02/17/2023		750	748,646
2.50%, 02/13/2024		445	446,679
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	1,949,814
Federal National Mortgage Association 2.50%, 02/05/2024		810	814,067

Total Agencies (cost $4,001,867)			3,959,206

MORTGAGE PASS-THROUGHS – 0.8%
Agency Fixed Rate 30-Year – 0.8%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 10/01/2049-11/01/2049		824	831,777
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		674	724,006
Government National Mortgage Association
Series 2002 7.50%, 03/15/2032		33	36,549
Series 2009 5.00%, 10/15/2039		251	269,856

			1,862,188

Agency Fixed Rate 15-Year – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2011 5.00%, 07/01/2025		23	23,324
6.50%, 03/01/2026		39	40,233

			63,557

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 1.562% (LIBOR 6 Month + 1.31%), 01/01/2037(c)	U.S.$	1	$684

Total Mortgage Pass-Throughs (cost $1,961,136)			1,926,429

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.7%
United States – 0.7%
City of New York NY Series 2021-D 0.982%, 08/01/2025		740	696,939
New Jersey Turnpike Authority Series 2021-B 1.047%, 01/01/2026		125	116,029
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		280	276,668
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035		568	573,392

Total Local Governments – US Municipal Bonds (cost $1,719,518)			1,663,028

QUASI - SOVEREIGNS – 0.2%
Quasi - Sovereign Bonds – 0.2%
China – 0.2%
Sinopec Group Overseas Development Ltd. 2.50%, 08/08/2024(b) (cost $515,402)		516	509,777

SHORT-TERM INVESTMENTS – 3.8%
Governments - Treasuries – 2.7%
Japan – 2.7%
Japan Treasury Discount Bill Series 1062 Zero Coupon, 06/06/2022 (cost $6,448,637)	JPY	778,650	6,397,095

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

		Principal Amount (000)	U.S. $ Value

U.S. Treasury Bills – 1.1%
U.S. Treasury Bill Zero Coupon, 09/08/2022 (cost $2,580,614)	U.S.$	2,581	$2,570,902

Total Short-Term Investments (cost $9,029,251)			8,967,997

Total Investments – 97.8% (cost $233,805,362)			229,262,619
Other assets less liabilities – 2.2%			5,153,456

Net Assets – 100.0%			$234,416,075

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro-BOBL Futures	37	June 2022	$5,274,400	$26,001
U.S. T-Note 2 Yr (CBT) Futures	486	June 2022	102,994,031	(1,255,058)
U.S. T-Note 5 Yr (CBT) Futures	48	June 2022	5,505,000	(163,514)

Sold Contracts
U.S. Ultra Bond (CBT) Futures	7	June 2022	948,281	(2,338)

				$(1,394,909)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	JPY	778,784	USD	6,456	04/28/2022	$56,109

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	1,940	$(109,129)	$(92,548)	$(16,581)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	2,830	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/Quarterly	$161,942	$	– 0	–	$161,942

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	36	$(8,851)	$(3,856)	$(4,995)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(3,261)	(1,530)	(1,731)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,494)	(1,782)	(1,712)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	20	(4,891)	(2,415)	(2,476)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(3,028)	(1,495)	(1,533)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,494)	(1,725)	(1,769)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,426)	(1,972)	(2,454)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(699)	(438)	(261)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3	(699)	(350)	(349)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	161	(39,130)	(12,611)	(26,519)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	126	(30,746)	(9,703)	(21,043)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	200	(48,680)	(11,282)	(37,398)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	823	(200,310)	(53,896)	(146,414)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	426	(103,649)	(28,938)	(74,711)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	55	(13,509)	(6,742)	(6,767)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	178	(43,323)	(27,952)	(15,371)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	127	(30,977)	(19,704)	(11,273)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	153	(37,267)	(22,294)	(14,973)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	133	$(32,376)	$(15,588)	$(16,788)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	38	(9,317)	(4,627)	(4,690)

						$(622,127)	$(228,900)	$(393,227)

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $50,228,947 or 21.4% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.

(d)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$141,608	$136,894	0.06%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	296,691	284,003	0.12%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,439	17,381	0.01%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	501,662	455,835	0.19%

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	IO – Interest Only.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

CLO – Collateralized Loan Obligations

LIBOR – London Interbank Offered Rate

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (unaudited)

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
ASSETS
Unaffiliated issuers	$3,669,756,665		$229,262,619
Foreign currencies, at value(a)	9,382,008		– 0	–
Cash	55,010,316		5,530,233
Cash collateral due from broker	16,971,357		1,056,754
Receivables:
Interest	17,381,586		220,674
Foreign withholding tax reclaims	67		– 0	–
Investment securities sold	88,380,447		592,100
Capital shares sold	3,293,748		81,885
Variation margin on futures	2,915,094		161,014
Variation margin on centrally cleared swaps	61,892		– 0	–
Unrealized appreciation of forward currency exchange contracts	3,670,503		56,109

Total assets	3,866,823,683		236,961,388

LIABILITIES
Payables:
Dividends to shareholders	1,145,432		26,351
Investment securities purchased	293,559,769		821,726
Capital shares redeemed	2,791,697		843,235
Management fee	1,324,346		48,079
Shareholder servicing fee	305,235		18,721
Foreign capital gains taxes	167,436		– 0	–
Transfer Agent fee	26,028		4,902
Variation margin on centrally cleared swaps	– 0	–	10,698
Distribution fee	153		4,122
Accrued expenses	430,345		145,352
Market value on credit default swaps(b)	12,178,909		622,127
Unrealized depreciation of forward currency exchange contracts	5,886,423		– 0	–

Total liabilities	317,815,773		2,545,313

Net Assets	$3,549,007,910		$234,416,075

Cost of investments	$3,809,291,175		$233,805,362

Net Assets Consist of:
Capital stock, at par	$285,276		$20,739
Additional paid-in capital	3,758,707,564		253,421,321
Accumulated loss	(209,984,930)		(19,025,985)

	$3,549,007,910		$234,416,075

(a)	Cost: $9,412,463 and $0, respectively. (Note 1)

(b)	Net premiums received of $4,795,408 and $228,900, respectively.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Intermediate Duration Class Shares/ Short Duration Plus Class Shares
Net Assets	$3,548,294,733	$217,830,526
Shares of capital stock outstanding	285,218,872	19,272,700

Net asset value, offering and redemption price per share	$12.44	$11.30

Class A Shares
Net Assets	$693,246	$15,621,477
Shares of capital stock outstanding	55,654	1,381,233

Net asset value and redemption price per share	$12.46	$11.31
Sales charge—4.25% for Intermediate Duration Portfolio and 2.25% for Short Duration Plus Portfolio of public offering price	0.55	0.26

Maximum offering price	$13.01	$11.57

Class C Shares
Net Assets		$964,072
Shares of capital stock outstanding		85,429

Net asset value and offering price per share		$11.29

Advisor Class Shares
Net Assets	$10,595
Shares of capital stock outstanding	851.00

Net asset value and offering price per share	$12.45

Class Z Shares
Net Assets	$9,336
Shares of capital stock outstanding	750.00

Net asset value and offering price per share	$12.45

See Notes to Financial Statements.

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STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2022 (unaudited)

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Interest	$36,087,604		$1,060,031

Total income	36,087,604		1,060,031

Expenses:
Management fee (see Note 2A)	8,134,989		422,811
Shareholder servicing fee (see Note 2B)	1,877,483		112,597
Custody and accounting fees	132,480		47,874
Transfer Agent fee – Non-Retail Class	98,885		9,947
Transfer Agent fee – Class A	9,363		16,579
Transfer Agent fee – Class C	– 0	–	1,092
Transfer Agent fee – Advisor Class	132		– 0	–
Transfer Agent fee – Class Z	6		– 0	–
Distribution fees – Class A	1,080		19,292
Distribution fees – Class C	– 0	–	4,891
Directors’ fees and expenses	76,729		4,885
Registration fees	38,455		27,872
Auditing and tax fees	55,665		6,566
Legal fees	46,112		3,278
Printing fees	26,439		16,250
Miscellaneous	60,529		15,359

Total expenses	10,558,347		709,293
Less: expenses waived and reimbursed by the Adviser (see Note 2A)	(16,957)		(131,333)

Net expenses	10,541,390		577,960

Net investment income	25,546,214		482,071

See Notes to Financial Statements.

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STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(10,716,887)	$(524,434)
Forward currency exchange contracts	(121,103)	– 0	–
Futures	(25,037,711)	(1,718,593)
Swaps	(7,267,171)	(334,879)
Foreign currency transactions	2,856,500	(3,206)

Net realized loss on investment and foreign currency transactions	(40,286,372)	(2,581,112)

Net change in unrealized appreciation/depreciation of:
Investments(a)	(218,622,219)	(4,542,457)
Forward currency exchange contracts	(2,120,146)	56,109
Futures	(13,373,932)	(1,352,385)
Swaps	11,340,272	748,057
Foreign currency denominated assets and liabilities	(34,666)	– 0	–

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(222,810,691)	(5,090,676)

Net realized and unrealized loss on investment and foreign currency transactions	(263,097,063)	(7,671,788)

Net Decrease in Net Assets Resulting from Operations	$(237,550,849)	$(7,189,717)

(a)	Net of (increase) decrease in accrued foreign capital gains taxes on unrealized gains of $2,884 and $0, respectively.

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Intermediate Duration Portfolio
	Six Months Ended 3/31/22 (Unaudited)	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$25,546,214	$68,989,470
Net realized gain (loss) on investment and foreign currency transactions	(40,286,372)	28,777,985
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(222,810,691)	(106,481,497)

Net decrease in net assets resulting from operations	(237,550,849)	(8,714,042)

Distributions to shareholders
Intermediate Duration Portfolio	(63,340,670)	(136,374,393)
Class A	(11,613)	(34,295)
Advisor Class	(183)	(353)
Class Z	(166)	(364)

Total distributions to shareholders	(63,352,632)	(136,409,405)

Capital-share transactions:
Net proceeds from sales of shares	240,218,038	767,794,097
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	56,462,039	120,165,390

Total proceeds from shares sold	296,680,077	887,959,487
Cost of shares redeemed	(294,266,061)	(592,989,249)

Net increase in net assets from capital-share transactions	2,414,016	294,970,238

Net increase (decrease) in net assets	(298,489,465)	149,846,791
Net Assets:
Beginning of period	3,847,497,375	3,697,650,584

End of period	$3,549,007,910	$3,847,497,375

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Short Duration Plus Portfolio
	Six Months Ended 3/31/22 (Unaudited)	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$482,071	$2,314,228
Net realized loss on investment and foreign currency transactions	(2,581,112)	(990,257)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(5,090,676)	(1,490,852)

Net decrease in net assets resulting from operations	(7,189,717)	(166,881)

Distributions to shareholders
Short Duration Plus Class	(453,250)	(2,283,865)
Class A	(924)	(71,620)
Class C	(67)	(6,023)

Total distributions to shareholders	(454,241)	(2,361,508)

Capital-share transactions:
Net proceeds from sales of shares	43,062,982	94,214,859
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	401,171	2,099,953

Total proceeds from shares sold	43,464,153	96,314,812
Cost of shares redeemed	(63,504,857)	(77,580,243)

Net increase (decrease) in net assets from capital-share transactions	(20,040,704)	18,734,569

Net increase (decrease) in net assets	(27,684,662)	16,206,180
Net Assets:
Beginning of period	262,100,737	245,894,557

End of period	$234,416,075	$262,100,737

See Notes to Financial Statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2022 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Plus Class A and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 series each with its own investment objective. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Effective July 23, 2019, Intermediate Duration Portfolio commenced offering of Class A, Advisor Class and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective March 7, 2022, the maximum sales charge for purchases of the Short Duration Plus Portfolio’s Class A shares is reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of the Short Duration Plus Portfolio’s Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and

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liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by

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a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

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which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

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The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2022:

Intermediate Duration Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,457,503,147		$	– 0	–	$1,457,503,147
Corporates – Investment Grade		– 0	–	835,041,472			– 0	–	835,041,472
Mortgage Pass-Throughs		– 0	–	407,595,829			– 0	–	407,595,829
Collateralized Mortgage Obligations		– 0	–	257,375,632			– 0	–	257,375,632
Commercial Mortgage-Backed Securities		– 0	–	160,936,874			7,396,265		168,333,139
Asset-Backed Securities		– 0	–	146,896,216			3,404,244		150,300,460
Collateralized Loan Obligations		– 0	–	90,033,867			– 0	–	90,033,867
Corporates – Non-Investment Grade		– 0	–	75,042,809			– 0	–	75,042,809
Local Governments – US Municipal Bonds		– 0	–	34,782,711			– 0	–	34,782,711
Emerging Markets – Corporate Bonds		– 0	–	22,408,748			– 0	–	22,408,748
Quasi-Sovereigns		– 0	–	12,635,716			– 0	–	12,635,716
Emerging Markets – Sovereigns		– 0	–	11,131,577			– 0	–	11,131,577
Common Stocks		– 0	–	– 0	–		9,953,656		9,953,656
Governments – Sovereign Bonds		– 0	–	8,378,098			– 0	–	8,378,098
Agencies		– 0	–	6,193,278			– 0	–	6,193,278
Short-Term Investments:
Governments – Treasuries		– 0	–	77,247,810			– 0	–	77,247,810
U.S. Treasury Bills		– 0	–	45,798,716			– 0	–	45,798,716

Total Investments in Securities		– 0	–	3,649,002,500			20,754,165		3,669,756,665
Other Financial Instruments(a):
Assets:
Futures		746,801		– 0	–		– 0	–	746,801	(b)
Forward Currency Exchange Contracts		– 0	–	3,670,503			– 0	–	3,670,503
Centrally Cleared Interest Rate Swaps		– 0	–	806,853			– 0	–	806,853	(b)
Liabilities:
Futures		(18,021,898)		– 0	–		– 0	–	(18,021,898	)(b)
Forward Currency Exchange Contracts		– 0	–	(5,886,423)			– 0	–	(5,886,423)
Centrally Cleared Credit Default Swaps		– 0	–	(4,592,400)			– 0	–	(4,592,400	)(b)
Credit Default Swaps		– 0	–	(12,178,909)			– 0	–	(12,178,909)

Total		$(17,275,097)		$3,630,822,124			$20,754,165		$3,634,301,192

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Short Duration Plus Portfolio
Investments in Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$142,652,858		$	– 0	–	$142,652,858
Corporates – Investment Grade		– 0	–	18,997,007			– 0	–	18,997,007
Asset-Backed Securities		– 0	–	17,673,493			– 0	–	17,673,493
Commercial Mortgage-Backed Securities		– 0	–	15,041,575			438,278		15,479,853
Collateralized Mortgage Obligations		– 0	–	12,903,543			– 0	–	12,903,543
Collateralized Loan Obligations		– 0	–	4,529,428			– 0	–	4,529,428
Agencies		– 0	–	3,959,206			– 0	–	3,959,206
Mortgage Pass-Throughs		– 0	–	1,926,429			– 0	–	1,926,429
Local Governments – US Municipal Bonds		– 0	–	1,663,028			– 0	–	1,663,028
Quasi-Sovereigns		– 0	–	509,777			– 0	–	509,777
Short-Term Investments:
Investment Companies		– 0	–	6,397,095			– 0	–	6,397,095
U.S. Treasury Bills		– 0	–	2,570,902			– 0	–	2,570,902

Total Investments in Securities		– 0	–	228,824,341			438,278		229,262,619
Other Financial Instruments(b):
Assets:
Futures		26,001		– 0	–		– 0	–	26,001	(b)
Forward Currency Exchange Contracts		– 0	–	56,109			– 0	–	56,109
Centrally Cleared Interest Rate Swaps		– 0	–	161,942			– 0	–	161,942	(b)
Liabilities:
Futures		(1,420,910)		– 0	–		– 0	–	(1,420,910	)(b)
Centrally Cleared Credit Default Swaps		– 0	–	(109,129)			– 0	–	(109,129	)(b)
Credit Default Swaps		– 0	–	(622,127)			– 0	–	(622,127)

Total		$(1,394,909)		$228,311,136			$438,278		$227,354,505

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and

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sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years)

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and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2022, the Portfolios did not have any unrecognized tax benefits.

E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such

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distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the six months ended March 31, 2022, such reimbursements/waivers amounted to $16,957. The Expense Caps may not be terminated by the Adviser before January 28, 2023.

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B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2022, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $8,985 and Short Duration Plus Portfolio, $8,723. With respect to the Short Duration Plus Portfolio, for the six months ended March 31, 2022, ABIS voluntarily agreed to waive a portion of transfer agency fees in the amounts of $976 and $86 for Class A Shares and Class C Shares, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolios attributable to the respective class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Plus Portfolio. For the six months ended March 31, 2022, such waiver amounted to $112,598.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the

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Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. Effective April 1, 2012, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class C Shares of Short Duration Plus Portfolio. For the six months ended March 31, 2022, such waivers amounted to $2,690. With respect to the Short Duration Plus Portfolio, for the six months ended March 31, 2022, the Retail Distributor voluntarily agreed to waive additional distribution service fees in the amounts of $13,164 and $1,819 for Class A Shares and C Shares, respectively. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed as follows:

Portfolio	Class C
Short Duration Plus	$1,033,638

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

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E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2022, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A			Class C
Intermediate Duration	$14	$	– 0	–		N/A
Short Duration Plus	125		135		$	– 0	–

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2022, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$381,118,823	$2,022,919,488	$478,476,518	$1,753,098,663
Short Duration Plus	14,516,447	19,179,448	8,553,272	28,244,960

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation including derivatives are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
Intermediate Duration	$35,163,063	$(201,463,009)	$(166,299,946)
Short Duration Plus	281,611	(6,411,020)	(6,129,409)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the six months ended March 31, 2022, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value

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of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the six months ended March 31, 2022, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by

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the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2022, the Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2022, the Intermediate Duration Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign

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issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

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During the six months ended March 31, 2022, the Portfolios held credit default swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2022, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$746,801	*	Receivable/Payable for variation margin on futures	$18,021,898	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	697,771	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	806,853	*

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	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,670,503	Unrealized depreciation on forward currency exchange contracts	$5,886,423

Credit contracts			Market value on credit default swaps	12,178,909

Total		$5,224,157		$36,785,001

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(25,037,711)	$(13,373,932)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(121,103)	(2,120,146)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,616,912)	2,586,382

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(4,650,259)	8,753,890

Total		$(32,425,985)	$(4,153,806)

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Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$26,001*		Receivable/Payable for variation margin on futures	$1,420,910	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	16,581	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	161,942	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	56,109

Credit contracts				Market value on credit default swaps	622,127

Total		$244,052			$2,059,618

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(1,718,593)		$(1,352,385)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	– 0	–	56,109

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(20,911)	$202,485

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(313,968)	545,572

Total		$(2,053,472)	$(548,219)

Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$694,992,935
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$66,302,037
Average principal amount of sale contracts	$245,222,781
Centrally Cleared Interest Rate Swaps:
Average notional amount	$121,803,063
Centrally Cleared Inflation Swaps:
Average notional amount	$82,897,500
Credit Default Swaps:
Average notional amount of buy contracts	$83,709,167
Average notional amount of sale contracts	$57,102,675
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$54,870,000	(a)

(a)	Positions were open for less than one month during the period.

Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$91,145,080
Average notional amount of sale contracts	$6,754,725
Forward Currency Exchange Contracts:
Average principal amount of sale contracts	$6,456,005
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,830,000
Credit Default Swaps:
Average notional amount of buy contracts	$5,098,833
Average notional amount of sale contracts	$2,651,757
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,115,000

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For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$114,392	$	– 0	–	$	– 0	–	$	– 0	–	$114,392
Barclays Bank PLC	677,536		– 0	–		– 0	–		– 0	–	677,536
BNP Paribas SA	668,187		– 0	–		– 0	–		– 0	–	668,187
Citibank, NA/Citigroup Global Markets, Inc.	1,250,814		(1,250,814)			– 0	–		– 0	–	– 0	–
State Street Bank & Trust Co.	32,604		(1,212)			– 0	–		– 0	–	31,392
UBS AG	926,970		(8,875)			– 0	–		– 0	–	918,095

Total	$3,670,503		$(1,260,901)		$	– 0	–	$	– 0	–	$2,409,602	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$6,091,104	$(1,250,814)		$	– 0	–	$(1,594,316)		$3,245,974
Credit Suisse International	3,730,426	– 0	–		– 0	–	(3,730,426)		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	5,511,515	– 0	–		– 0	–	(5,511,515)		– 0	–
JPMorgan Securities, LLC	987,344	– 0	–		(737,890)		(249,454)		– 0	–
Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,734,856	– 0	–		– 0	–	(496,538)		1,238,318
State Street Bank & Trust Co.	1,212	(1,212)			– 0	–	– 0	–	– 0	–
UBS AG	8,875	(8,875)			– 0	–	– 0	–	– 0	–

Total	$18,065,332	$(1,260,901)			$(737,890)		$(11,582,249)		$4,484,292	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Barclays Bank PLC	$56,109	$	– 0	–	$	– 0	–	$	– 0	–	$56,109

Total	$56,109	$	– 0	–	$	– 0	–	$	– 0	–	$56,109	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$32,843	$	– 0	–	$	– 0	–	$	– 0	–	$32,843
Credit Suisse International	318,866		– 0	–		– 0	–		(318,866)		– 0	–
Deutsche Bank AG	103,649		– 0	–		(103,649)			– 0	–	– 0	–
Goldman Sachs International	125,076		– 0	–		– 0	–		– 0	–	125,076
JPMorgan Securities, LLC	41,693		– 0	–		– 0	–		– 0	–	41,693

Total	$622,127	$	– 0	–		$(103,649)			$(318,866)		$199,612	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are

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unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolios’ simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the six months ended March 31, 2022, the Intermediate Duration Portfolio earned drop income of $1,803,802 which is included in interest income in the accompanying statement of operations.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

Intermediate Duration	2021	2020
Distributions paid from:
Ordinary income	$90,958,859	$95,999,272
Long-term capital gains	45,450,546	– 0	–

Total distributions paid	$136,409,405	$95,999,272

Short Duration Plus
Distributions paid from:
Ordinary income	$2,361,508	$3,827,152

Total distributions paid	$2,361,508	$3,827,152

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As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income		Undistributed Long-Term Capital Gains		Accumulated Capital and Other Losses(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$	– 0 –	$36,296,442		$(7,086,152)	$63,333,631	$92,543,921
Short Duration Plus		– 0 –	– 0	–	(10,471,742)	(877,324)	(11,349,066)

(a)

As of September 30, 2021, certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2021, Intermediate Duration Portfolio and Short Duration Plus Portfolio deferred $6,306,383 and $18,800 respectively, in qualified late-year losses. These losses will be treated as arising on October 1, 2021. As of September 30, 2021, Intermediate Duration Portfolio deferred $779,769 in straddle losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2021, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount			Long-Term Amount
Intermediate Duration	$	– 0	–	$	– 0	–
Short Duration Plus		3,110,873			7,342,069

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with

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longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

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Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities , such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolio’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain

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foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions

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may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolio may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

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Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Plus Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks

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were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and

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other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

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Share transactions for each Portfolio for the six months ended March 31, 2022 and the year ended September 30, 2021, were as follows:

	Intermediate Duration Portfolio
	Shares			Amount
	Six Months Ended 3/31/22 (unaudited)		Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)			Year Ended 9/30/21

Intermediate Duration Class Shares
Shares sold	18,188,021		56,202,237		$240,186,422		$766,539,667

Shares issued to shareholders on reinvestment of dividends and distributions	4,258,045		8,742,347		56,450,415		120,132,573

Shares redeemed	(22,356,191)		(43,516,801)		(293,241,076)		(592,800,321)

Net increase	89,875		21,427,783		$3,395,761		$293,871,919

Class A Shares
Shares sold	2,449		91,115		$31,616		$1,253,106

Shares issued to shareholders on reinvestment of dividends and distributions	874		2,397		11,602		32,805

Shares redeemed	(76,591)		(13,955)		(1,024,985)		(188,928)

Net increase (decrease)	(73,268)		79,557		$(981,767)		$1,096,983

Advisor Class Shares
Shares sold	– 0	–	99	$	– 0	–	$1,324

Shares issued to shareholders on reinvestment of dividends and distributions	1		1		22		12

Net increase	1		100		$22		$1,336

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There were no transactions in capital shares of Class Z shares for the six months ended March 31, 2022 and the year ended September 30, 2021.

	Short Duration Plus Portfolio
	Shares		Amount
	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21

Short Duration Plus Class Shares
Shares sold	3,365,063	7,565,938	$38,959,362	$88,810,032

Shares issued to shareholders on reinvestment of dividends	34,448	173,295	398,180	2,032,240

Shares redeemed	(5,147,119)	(5,820,632)	(59,694,206)	(68,260,080)

Net increase (decrease)	(1,747,608)	1,918,601	$(20,336,664)	$22,582,192

Class A Shares
Shares sold	344,766	369,544	$3,972,545	$4,346,934

Shares issued to shareholders on reinvestment of dividends	244	5,309	2,836	62,373

Shares converted from Class C	2,497	42,791	28,981	501,872

Shares redeemed	(317,948)	(582,041)	(3,670,520)	(6,835,781)

Net increase (decrease)	29,559	(164,397)	$333,842	$(1,924,602)

Class C Shares
Shares sold	8,968	47,374	$102,094	$556,021

Shares issued to shareholders on reinvestment of dividends	13	455	155	5,340

Shares converted to Class A	(2,503)	(42,872)	(28,981)	(501,872)

Shares redeemed	(9,654)	(169,283)	(111,150)	(1,982,510)

Net decrease	(3,176)	(164,326)	$(37,882)	$(1,923,021)

NOTE 7.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the

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potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class A
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2021	2020

Net asset value, beginning of period	$ 13.50	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.07	.18	(c)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)	(.29)	.52	.18

Total from investment operations	(.84)	(.11)	.67	.22

Less: Dividends and Distributions

Dividends from net investment income	(.07)	(.18)	(.19)	(.03)

Distributions from net realized gain on investment transactions	(.13)	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.20)	(.42)	(.19)	(.03)

Net asset value, end of period	$ 12.46	$ 13.50	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(6.32)%	(.86)%	5.08%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$693	$1,741	$693	$10

Average net assets (000 omitted)	$866	$1,438	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.89	%(e)	1.03%	1.82%	2.00	%(e)

Expenses, before waivers/reimbursements	4.74	%(e)	3.95%	1.82%	2.00	%(e)

Net investment income	.98	%(e)	1.29	%(c)	1.11%	1.34	%(e)

Portfolio turnover rate(f)	60%	123%	72%	62%

See Footnote Summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Advisor Class
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2021	2020

Net asset value, beginning of period	$ 13.49	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.08	.21	(c)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.90)	(.29)	.51	.19

Total from investment operations	(.82)	(.08)	.71	.23

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.22)	(.23)	(.04)

Distributions from net realized gain on investment transactions	(.13)	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.46)	(.23)	(.04)

Net asset value, end of period	$ 12.45	$ 13.49	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(6.20)%	(.62)%	5.28%	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$11	$11	$11	$10

Average net assets (000 omitted)	$11	$11	$10	$10

Ratio to average net assets of:

Expenses	.66	%(e)	.86%	1.64%	1.75	%(e)

Expenses, before waivers/reimbursements	4.89	%(e)	3.36%	1.64%	1.75	%(e)

Net investment income	1.29	%(e)	1.51	%(c)	1.47%	1.64	%(e)

Portfolio turnover rate(f)	60%	123%	72%	62%
See Footnote Summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class Z
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2021	2020

Net asset value, beginning of period	$ 13.49	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.09	.24	(c)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.91)	(.29)	.51	.18

Total from investment operations	(.82)	(.05)	.82	.25

Less: Dividends and Distributions

Dividends from net investment income	(.09)	(.25)	(.34)	(.06)

Distributions from net realized gain on investment transactions	(.13)	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.22)	(.49)	(.34)	(.06)

Net asset value, end of period	$ 12.45	$ 13.49	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(6.15)%	(.40)%	6.16%	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$9	$10	$10	$10

Average net assets (000 omitted)	$10	$10	$10	$10

Ratio to average net assets of:

Expenses	.57	%(e)	.63%	.82%	.77	%(e)

Expenses, before waivers/reimbursements	2.64	%(e)	1.87%	.82%	.77	%(e)

Net investment income	1.38	%(e)	1.74	%(c)	2.30%	2.62	%(e)

Portfolio turnover rate(f)	60%	123%	72%	62%

See Footnote Summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class A
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.68	$ 11.79	$ 11.74	$ 11.54	$ 11.69	$ 11.76

Income From Investment Operations

Net investment income(b)	.00	(g)	.05	.11	.18	.11	(c)	.03

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.37)	(.11)	.07	.22	(.14)	(.04)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)

Total from investment operations	(.37)	(.06)	.18	.40	(.03)	(.01)

Less: Dividends

Dividends from net investment income	.00	(g)	(.05)	(.13)	(.20)	(.12)	(.06)

Net asset value, end of period	$ 11.31	$ 11.68	$ 11.79	$ 11.74	$ 11.54	$ 11.69

Total Return

Total investment return based on net asset value(d)(h)	(3.16)%	(.53)%	1.53%	3.44%	(.24)%	(.10)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$15,621	$15,784	$17,874	$20,462	$25,222	$27,583

Average net assets (000 omitted)	$15,476	$17,123	$17,732	$23,973	$23,170	$24,693

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.84	%(e)	1.00%	1.07%	.97%	1.01%	1.13%

Expenses, before waivers/reimbursements	1.02	%(e)	1.00%	1.07%	.97%	1.01%	1.13%

Net investment income(c)	.04	%(e)	.40%	.97%	1.50%	.93	%(b)	.30%

Portfolio turnover rate	15%	75%	50%	39%	85%	64%

See Footnote Summary on page 126.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Short Duration Plus Portfolio
Class C
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 11.65	$ 11.76	$ 11.72	$ 11.52	$ 11.67	$ 11.73

Income From Investment Operations

Net investment income(b)(c)	.00	(g)	.03	.09	.15	.08	.01

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.36)	(.11)	.05	.22	(.14)	(.03)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(g)

Total from investment operations	(.36)	(.08)	.14	.37	(.06)	(.02)

Less: Dividends

Dividends from net investment income	.00	(g)	(.03)	(.10)	(.17)	(.09)	(.04)

Net asset value, end of period	$ 11.29	$ 11.65	$ 11.76	$ 11.72	$ 11.52	$ 11.67

Total Return

Total investment return based on net asset value(d)(h)	(3.08)%	(.79)%	1.32%	3.24%	(.44)%	(.22)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$964	$1,032	$2,976	$2,304	$2,976	$5,091

Average net assets (000 omitted)	$981	$2,064	$2,214	$2,573	$3,778	$8,270

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.84	%(e)	1.21%	1.28%	1.18%	1.22%	1.31%

Expenses, before waivers/reimbursements	1.78	%(e)	1.76%	1.83%	1.73%	1.77%	1.86%

Net investment income(c)	.04	%(e)	.26%	.74%	1.29%	.67%	.09%

Portfolio turnover rate	15%	75%	50%	39%	85%	64%

See Footnote Summary on page 126.

abfunds.com	AB BOND FUNDS | 125

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distribution.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized

(f)	The portfolio accounts for dollar roll transactions as purchases and sales.

(g)	Amount is less than $.005.

(h)

Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the year ended September 30, 2017 by .11%.

See Notes to Financial Statements.

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BOARD OF DIRECTORS

Debra Perry(1)(2), Chair Beata D. Kirr, President R. Jay Gerken(1)(2) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter(3), Vice President Janaki Rao(3), Vice President Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President of the Funds	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The day-to-day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

†	For the AB Short Duration Portfolio, Classes A and C shares only. For the AB Intermediate Duration Portfolio, Classes A, Advisor, and Z shares only.

abfunds.com	AB BOND FUNDS | 127

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

abfunds.com	AB BOND FUNDS | 129

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission. The Board ratified the approval of the Investment Management Agreement at an in-person meeting held on April 27, 2022.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the

132 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

abfunds.com	AB BOND FUNDS | 133

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology

134 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

abfunds.com	AB BOND FUNDS | 135

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

136 | AB BOND FUNDS	abfunds.com

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

abfunds.com	AB BOND FUNDS | 137

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Opportunities Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Duration Portfolio

Limited Duration High Income Portfolio

Short Duration Income Portfolio

Short Duration Portfolio

Sustainable Thematic Credit Portfolio

Total Return Bond Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Sustainable Thematic Balanced Portfolio1

Tax-Managed All Market Income Portfolio

CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

138 | AB BOND FUNDS	abfunds.com

NOTES

abfunds.com	AB BOND FUNDS | 139

NOTES

140 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0152-0322

MAR    03.31.22

SEMI-ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at (800) 221 5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

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SEMI-ANNUAL REPORT

May 20, 2022

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the semi-annual reporting period ended March 31, 2022.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF MARCH 31, 2022 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	-4.11%	-3.46%

Class C Shares	-4.47%	-4.25%

Advisor Class Shares[1]	-3.99%	-3.22%

Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%

Lipper California Intermediate Municipal Debt Funds Average	-4.97%	-4.24%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	-4.20%	-3.44%

Class C Shares	-4.56%	-4.11%

Advisor Class Shares[1]	-4.09%	-3.21%

Class Z Shares[1]	-4.08%	-3.19%

Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%

Lipper Intermediate Municipal Debt Funds Average	-4.98%	-3.89%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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NAV RETURNS AS OF MARCH 31, 2022 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	-4.05%	-3.23%

Class C Shares	-4.41%	-4.03%

Advisor Class Shares[1]	-3.93%	-3.05%

Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%

Lipper New York Intermediate Municipal Debt Funds Average	-5.07%	-4.16%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended March 31, 2022. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees, and fund expenses.

During the six-month period, all share classes of the Portfolios outperformed the benchmark and the Lipper Average, before sales charges. During the 12-month period, all share classes of the Portfolios outperformed the benchmark; all share classes of the Intermediate New York Municipal Portfolio outperformed the Lipper Average; except for Class C, all share classes of the Intermediate California Municipal and Intermediate Diversified Municipal Portfolios outperformed the Lipper Average, before sales charges.

During both periods, the Portfolios’ yield-curve positioning added to relative returns, specifically the Portfolios’ underweights to intermediate-maturity bonds. During the six-month period, the Portfolios’ overweights to municipal credit detracted. During the 12-month period, the Portfolios’ allocation to the not-for-profit health-care sector detracted.

The Portfolios utilized credit default swaps for hedging and investment purposes, as well as interest rate swaps and inflation swaps for hedging purposes, which had no material impact on absolute returns for the six-month period. For the 12-month period, credit default swaps had no material impact for the Intermediate New York Municipal and Intermediate

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Diversified Municipal Portfolios, and detracted for the Intermediate California Municipal Portfolio; interest rate swaps had no material impact for the Intermediate California Municipal Portfolio and detracted for the Intermediate New York Municipal and Intermediate Diversified Municipal Portfolios; inflation swaps added to returns.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields rose toward the end of both the six- and 12-month periods ended March 31, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose from 1.12% to 2.18%, and the yield on a 10-Year US Treasury rose from 1.74% to 2.33%. While demand for income remained strong during the first half of the 12-month reporting period, demand weakened during the first quarter of 2022 as investors pulled $25 billion from the municipal market.

In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 69 basis points (“b.p.”) during the 12-month period, and 56 b.p. during the six-month period. Credit spreads were relatively unchanged during the 12-month period, but widened modestly during the six-month period.

The Portfolios maintained an overweight to credit during both periods, but the Portfolio’s Senior Investment Management Team (the “Team”) became more selective throughout the period in recognition of historically tight credit spreads. Furthermore, the Portfolios maintained a duration underweight through most of the reporting period, but the Team shifted to a neutral duration posture toward the end of both periods.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of March 31, 2022, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 2.13% and 0.00%, respectively, for the Intermediate California Municipal Portfolio; 5.33% and 0.00%, respectively, for the Intermediate Diversified Municipal Portfolio; and 2.87% and 0.00%, respectively, for the Intermediate New York Municipal Portfolio.

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INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time.

Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency

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DISCLOSURES AND RISKS (continued)

proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

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DISCLOSURES AND RISKS (continued)

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller than many other markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory

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DISCLOSURES AND RISKS (continued)

clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by

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DISCLOSURES AND RISKS (continued)

federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

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DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.00%	1.77%

1 Year	-3.46%	-6.35%

5 Years	1.37%	0.75%

10 Years	1.37%	1.06%

CLASS C SHARES			0.28%	0.50%

1 Year	-4.25%	-5.21%

5 Years	0.60%	0.60%

10 Years[3]	0.62%	0.62%

ADVISOR CLASS SHARES[4]			1.27%	2.25%

1 Year	-3.22%	-3.22%

5 Years	1.63%	1.63%

Since Inception[5]	1.13%	1.13%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.35%

5 Years	0.75%

10 Years	1.06%

CLASS C SHARES

1 Year	-5.21%

5 Years	0.60%

10 Years[1]	0.62%

ADVISOR CLASS SHARES[2]

1 Year	-3.22%

5 Years	1.63%

Since Inception[3]	1.13%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.19%	1.83%

1 Year	-3.44%	-6.35%

5 Years	1.59%	0.97%

10 Years	1.50%	1.19%

CLASS C SHARES			0.48%	0.74%

1 Year	-4.11%	-5.06%

5 Years	0.83%	0.83%

10 Years[3]	0.76%	0.76%

ADVISOR CLASS SHARES[4]			1.48%	2.28%

1 Year	-3.21%	-3.21%

5 Years	1.85%	1.85%

Since Inception[5]	1.83%	1.83%

CLASS Z SHARES[4]			1.50%	2.31%

1 Year	-3.19%	-3.19%

Since Inception[5]	2.09%	2.09%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.66%, 1.41%, 0.41% and 0.38% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.35%

5 Years	0.97%

10 Years	1.19%

CLASS C SHARES

1 Year	-5.06%

5 Years	0.83%

10 Years[1]	0.76%

ADVISOR CLASS SHARES[2]

1 Year	-3.21%

5 Years	1.85%

Since Inception[3]	1.83%

CLASS Z SHARES[2]

1 Year	-3.19%

Since Inception[3]	2.09%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

16 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			1.19%	2.05%

1 Year	-3.23%	-6.13%

5 Years	1.36%	0.74%

10 Years	1.41%	1.10%

CLASS C SHARES			0.47%	0.81%

1 Year	-4.03%	-4.98%

5 Years	0.60%	0.60%

10 Years[3]	0.67%	0.67%

ADVISOR CLASS SHARES[4]			1.48%	2.56%

1 Year	-3.05%	-3.05%

5 Years	1.61%	1.61%

Since Inception[5]	1.14%	1.14%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

MARCH 31, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-6.13%

5 Years	0.74%

10 Years	1.10%

CLASS C SHARES

1 Year	-4.98%

5 Years	0.60%

10 Years[1]	0.67%

ADVISOR CLASS SHARES[2]

1 Year	-3.05%

5 Years	1.61%

Since Inception[3]	1.14%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.90	$3.57	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class C
Actual	$1,000	$955.30	$7.21	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Advisor Class
Actual	$1,000	$960.10	$2.35	0.48%
Hypothetical**	$1,000	$1,022.54	$2.42	0.48%

Diversified Municipal Portfolio

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.00	$3.17	0.65%
Hypothetical**	$1,000	$1,021.69	$3.28	0.65%
Class C
Actual	$1,000	$954.40	$6.82	1.40%
Hypothetical**	$1,000	$1,017.95	$7.04	1.40%
Advisor Class
Actual	$1,000	$959.10	$1.95	0.40%
Hypothetical**	$1,000	$1,022.94	$2.02	0.40%
Class Z
Actual	$1,000	$959.20	$1.86	0.38%
Hypothetical**	$1,000	$1,023.04	$1.92	0.38%

New York Municipal Portfolio

	Beginning Account Value October 1, 2021	Ending Account Value March 31, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.50	$3.57	0.73%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%
Class C
Actual	$1,000	$955.90	$7.22	1.48%
Hypothetical**	$1,000	$1,017.55	$7.44	1.48%
Advisor Class
Actual	$1,000	$960.70	$2.35	0.48%
Hypothetical**	$1,000	$1,022.54	$2.42	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2022 (unaudited)

1

All data are as of March 31, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.2% in eight different states and American Samoa.

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PORTFOLIO SUMMARY

DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2022 (unaudited)

1

All data are as of March 31, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.1% in 33 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

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PORTFOLIO SUMMARY

NEW YORK MUNICIPAL PORTFOLIO

March 31, 2022 (unaudited)

1

All data are as of March 31, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in 10 different states and American Samoa.

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PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

March 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 97.9%
Long-Term Municipal Bonds – 87.6%
California – 74.3%
Abag Finance Authority for Nonprofit Corps. (Odd Fellows Home of California) Series 2012-A 5.00%, 04/01/2022	$1,000	$1,000,000
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	3,850	3,618,916
Anaheim Public Financing Authority Series 2014-A 5.00%, 05/01/2022 (Pre-refunded/ETM)	1,800	1,805,614
5.00%, 05/01/2024 (Pre-refunded/ETM)	1,000	1,063,636
Bay Area Toll Authority Series 2012 5.00%, 04/01/2024 (Pre-refunded/ETM)	1,610	1,610,000
5.00%, 04/01/2025 (Pre-refunded/ETM)	12,245	12,245,000
Series 2021 0.79% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	4,998,317
0.81% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,958,016
0.92% (MUNIPSA + 0.41%), 04/01/2056(a)	9,215	9,116,270
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025	4,710	4,863,710
Series 2023 5.00%, 10/01/2029-10/01/2034(b)	13,050	15,105,595
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	5,405	5,847,304
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(c)	3,255	2,934,228
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(c)	5,000	4,292,454

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(c)	$2,500	$2,156,266
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(c)	4,000	3,207,952
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037-06/01/2038	1,510	1,588,052
5.00%, 06/01/2027-06/01/2032	2,700	3,046,285
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,706,123
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027-06/01/2031(c)	3,125	3,148,755
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027-11/15/2029	19,500	21,479,192
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,370,326
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032-04/01/2034	5,650	6,601,752
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	9,245	9,431,657
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023-11/15/2029	11,365	12,459,131
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	11,140	11,799,852

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-1, Class A 3.50%, 11/20/2035	$9,856	$10,282,540
Series 2021-2 0.823%, 03/25/2035	4,000	246,380
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.86% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,671,179
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,377,283
Series 2018 5.00%, 10/01/2032	13,965	16,135,725
California Infrastructure & Economic Development Bank (DesertXpress Enterprises LLC) Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(c)	10,000	9,947,249
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,604,451
Series 2016-B 5.00%, 07/01/2023	12,760	13,248,466
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,108,107
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023-12/31/2031	15,730	17,271,885
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	8,250	8,400,366
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(c)	3,545	3,783,058

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019 5.00%, 07/01/2024-07/01/2029(c)	$4,735	$5,237,161
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(c)	1,500	1,663,760
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(c)	800	836,162
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(c)	1,290	1,331,904
Series 2016-A 5.00%, 06/01/2031(c)	1,000	1,048,405
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,963,593
Series 2014-B 5.00%, 10/01/2029	4,445	4,754,583
Series 2017-H 5.00%, 04/01/2030-04/01/2032	5,270	5,921,545
Series 2021-B 5.00%, 05/01/2034	1,675	1,992,400
California State University Series 2012-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	10,930	11,165,328
Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	16,650	17,939,708
Series 2017-A 5.00%, 11/01/2033	5,620	6,354,530
Series 2020-A 5.00%, 11/01/2030-11/01/2031	1,000	1,181,856
Series 2020-D 1.49%, 11/01/2028	1,500	1,338,284
Series 2021-B 2.274%, 11/01/2034	7,000	6,034,743

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	$1,210	$1,352,488
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027-04/01/2028	1,255	1,430,736
California Statewide Communities Development Authority (Kaiser Foundation Hospitals) Series 2019-P 5.00%, 04/01/2045	540	635,894
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2039(c)	675	722,259
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,844,179
Series 2018-A 5.00%, 12/01/2027-12/01/2033(c)	1,250	1,410,459
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024-07/01/2029(c)	1,065	1,073,225
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023-06/15/2025	7,330	7,738,329
Series 2018-E 5.00%, 06/15/2023	1,490	1,549,741
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	4,148,157
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2023	3,000	3,153,025

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Los Angeles CA Wastewater System Revenue Series 2012-C 5.00%, 06/01/2023	$2,765	$2,782,687
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028-05/15/2029	4,015	4,476,678
Series 2018 5.00%, 05/15/2035	1,190	1,325,186
Series 2018-B 5.00%, 05/15/2027	2,195	2,450,966
Series 2018-C 5.00%, 05/15/2025-05/15/2028	5,145	5,654,636
Series 2019 4.00%, 05/15/2044	4,205	4,335,890
5.00%, 05/15/2030	8,020	9,151,278
Series 2020-C 5.00%, 05/15/2026-05/15/2039	9,260	10,503,529
Series 2021-A 5.00%, 05/15/2030	2,020	2,332,740
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027-08/01/2030	5,320	5,808,475
Series 2018-A 5.00%, 08/01/2031	2,785	3,236,321
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1) Series 2017 5.00%, 09/01/2028-09/01/2030	2,305	2,544,795
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	995	1,080,887
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	3,600	3,775,390
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(c)	4,000	3,290,172

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(c)	$3,315	$2,750,131
Contra Costa Transportation Authority (Contra Costa Transportation Authority Sales Tax) Series 2017-A 5.00%, 03/01/2030	1,250	1,421,431
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	4,070	4,438,502
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(c)	4,000	3,443,502
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(c)	1,500	1,316,733
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(c)	4,000	3,378,653
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(c)	5,000	4,269,119
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(c)	3,870	3,512,607
Series 2021-A2 3.125%, 08/01/2056(c)	1,500	1,128,326
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(c)	1,000	888,650

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	$5,000	$4,227,433
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(c)	2,500	2,092,126
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(c)	2,000	1,795,654
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(c)	3,000	2,470,265
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(c)	4,000	3,474,412
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	1,990,405
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,077,232
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	5,170	5,191,183
Series 2021 1.85%, 06/01/2031	5,000	4,969,929
3.85%, 06/01/2050	5,000	4,806,233
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,747,237
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	654,150

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2023	$4,025	$4,133,655
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,002,965
Los Angeles County Public Works Financing Authority (County of Los Angeles CA Lease) Series 2022-G 5.00%, 12/01/2029-12/01/2033(b)	8,250	9,786,506
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2023	2,500	2,562,088
Series 2014-B 5.00%, 07/01/2026-07/01/2027	3,790	3,991,357
Series 2014-C 5.00%, 07/01/2025-07/01/2026	21,670	23,109,734
Series 2015-E 5.00%, 07/01/2025	820	874,581
Series 2019-B 5.00%, 07/01/2023	14,750	15,361,070
Los Angeles Department of Water & Power Water System Revenue Series 2012-C 5.00%, 07/01/2023	1,540	1,552,474
Series 2018-A 5.00%, 07/01/2031	1,345	1,539,575
Series 2021-B 5.00%, 07/01/2040	1,875	2,225,297
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	10,365	11,047,846
Series 2016-A 5.00%, 07/01/2027	18,645	20,357,008
Series 2017-A 5.00%, 07/01/2024	1,470	1,568,515
Series 2018-B 5.00%, 07/01/2029	9,020	10,358,573
Series 2020-R 4.00%, 07/01/2044	4,500	4,786,083
5.00%, 07/01/2032	3,945	4,714,624

32 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mammoth Unified School District/CA NATL Series 1998 Zero Coupon, 08/01/2022	$1,000	$996,435
Metropolitan Water District of Southern California Series 2021-D 0.65% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,891,613
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033-04/01/2035	3,900	4,488,694
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2022-08/01/2023	4,950	5,070,461
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2022-08/01/2024	2,965	3,097,446
Northern California Power Agency Series 2012-A 5.00%, 07/01/2025-07/01/2027	3,980	4,018,153
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	1,575	1,644,331
Series 2016 5.00%, 08/01/2030	1,420	1,580,704
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,071,916
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	1,935,477
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	3,100,199
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026-08/01/2027	2,565	2,725,680
Port of Oakland Series 2012 5.00%, 05/01/2022 (Pre-refunded/ETM)	900	902,634
5.00%, 05/01/2022	4,820	4,834,441
Series 2012-P 5.00%, 05/01/2025 (Pre-refunded/ETM)	11,225	11,259,146

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017 5.00%, 11/01/2022 (Pre-refunded/ETM)	$255	$260,193
5.00%, 11/01/2022	960	979,774
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/2028 (Pre-refunded/ETM)	3,395	3,746,146
Romoland School District Series 2015 5.00%, 09/01/2023	955	991,609
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	5,338,965
Sacramento Municipal Utility District Series 2012-Y 5.00%, 08/15/2025	4,555	4,618,188
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	3,200	3,076,720
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2022	5,530	5,547,077
San Diego Public Facilities Financing Authority (City of San Diego CA Sewer Utility Revenue) Series 2015 5.00%, 05/15/2022	4,785	4,807,540
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013-B 5.00%, 10/01/2025	4,000	4,074,338
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2022-08/01/2024	2,500	2,524,744
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco-Mission Bay South) Series 2016-B 5.00%, 08/01/2026	1,070	1,195,778
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	11,015	12,396,175

34 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-E 5.00%, 05/01/2034-05/01/2036	$10,110	$11,353,922
Series 2019-H 5.00%, 05/01/2027	5,500	6,118,347
Series 2020-E 5.00%, 05/01/2037	3,815	4,325,817
Series 2021-A 5.00%, 05/01/2036	1,950	2,244,882
Series 2022-C 2.583%, 05/01/2030	1,625	1,532,914
San Joaquin Delta Community College District Series 2015-A 5.00%, 08/01/2022	1,385	1,402,903
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2022-07/15/2026	20,760	22,196,698
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029-09/01/2030	2,365	2,559,353
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	1,030	1,093,886
Southwestern Community College District Series 2015 5.00%, 08/01/2022-08/01/2025	13,640	14,440,774
State of California Series 2013 5.00%, 09/01/2028	8,890	9,278,794
Series 2014 5.00%, 12/01/2022-05/01/2029	18,665	19,374,951
Series 2015-B 5.00%, 09/01/2024	3,330	3,571,810
Series 2017 5.00%, 08/01/2024	5,540	5,929,323
Series 2018 5.00%, 10/01/2022	5,000	5,094,666
Series 2019 5.00%, 04/01/2031-04/01/2037	14,295	16,615,748
Series 2020 5.00%, 03/01/2031-03/01/2032	11,145	13,259,641

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 35

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2022 4.00%, 04/01/2042	$6,380	$6,978,047
5.00%, 04/01/2031-04/01/2042	5,880	6,721,996
State of California Department of Water Resources Series 2014-A 5.00%, 12/01/2027 (Pre-refunded/ETM)	5,690	6,065,613
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	8,585,757
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,503,200
BAM Series 2014 5.00%, 08/01/2028-08/01/2029	7,980	8,465,773
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034-06/01/2040	4,375	4,600,808
5.00%, 06/01/2026-06/01/2032	6,880	7,714,518
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031-10/01/2038	4,650	5,460,869
University of California Series 2012 5.00%, 05/15/2025 (Pre-refunded/ETM)	205	205,959
5.00%, 05/15/2025	5,170	5,194,245
Series 2012-G 5.00%, 05/15/2025 (Pre-refunded/ETM)	4,625	4,646,636
Series 2013-A 5.00%, 05/15/2048	4,785	4,955,671
Series 2014-A 5.00%, 05/15/2028	1,000	1,063,027
Series 2015-A 5.00%, 05/15/2024	2,280	2,428,596
Series 2017-A 5.00%, 05/15/2028-05/15/2031	6,465	7,356,085
Series 2017-M 5.00%, 05/15/2031	4,000	4,527,950

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018-O 4.00%, 05/15/2025	$8,320	$8,827,017
Vacaville Unified School District BAM Series 2015-C 5.00%, 08/01/2022	1,000	1,012,993

		937,002,806

Alabama – 2.1%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	24,615	25,377,284
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(c)	1,003	982,600

		26,359,884

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(c)	735	842,144

Colorado – 0.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	3,088,430

Connecticut – 0.3%
State of Connecticut Series 2018-B 5.00%, 04/15/2028	1,210	1,394,091
Series 2018-D 5.00%, 04/15/2027	2,280	2,581,736

		3,975,827

Florida – 0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(c)	100	105,584
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	118,734

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 37

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	$955	$648,815
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	– 0	–
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp., Obligated Group) Series 2020 2.625%, 06/01/2025	535	523,926

		1,397,059

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032-01/01/2036	2,300	2,589,848

Guam – 1.2%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	625	586,216
3.489%, 10/01/2031	500	466,288
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,534,653
5.00%, 02/01/2040	1,090	1,151,544
Territory of Guam Series 2019 5.00%, 11/15/2031	540	578,860
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	1,860	2,042,401
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023-11/15/2031	5,240	5,618,695
Series 2021-F 5.00%, 01/01/2031	1,000	1,140,487
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027-11/01/2030	1,625	1,823,485

		14,942,629

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 2.7%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	$6,000	$6,358,064
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	900	987,333
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	2,185	2,201,752
Series 2017-B 5.00%, 12/15/2026	3,250	3,556,345
State of Illinois Series 2013 5.00%, 07/01/2022	405	408,451
Series 2016 5.00%, 11/01/2024	1,200	1,277,435
Series 2017-D 5.00%, 11/01/2023-11/01/2024	13,465	14,132,637
Series 2021-A 5.00%, 03/01/2026	880	956,620
Village of Bolingbrook IL Sales Tax Revenue (Village of Bolingbrook IL Sales Tax) Series 2005 6.00%, 01/01/2026	4,450	4,204,625

		34,083,262

Kentucky – 0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	850	958,997
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	3,905,333

		4,864,330

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	185	199,433
6.10%, 06/01/2038-12/01/2040(c)	625	737,968

		937,401

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 0.1%
City of Detroit MI Series 2018 5.00%, 04/01/2031	$1,745	$1,898,139

Missouri – 0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	325	345,575

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	445	441,790
2.75%, 06/15/2028(c)	525	510,195

		951,985

New Jersey – 1.7%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2029	8,070	8,932,071
Series 2018-A 5.00%, 06/15/2028-06/15/2029	4,000	4,426,989
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019-B 5.00%, 06/15/2030	3,225	3,616,410
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023-06/01/2028	4,000	4,320,478

		21,295,948

New York – 1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,286,046
Series 2017-C 5.00%, 11/15/2026	2,960	3,276,421
Series 2020-E 5.00%, 11/15/2027-11/15/2028	7,250	8,166,445
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	1,000	1,021,261

40 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	$220	$230,570

		14,980,743

Ohio – 0.2%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,321,567
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	100	100,255
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,125	1,127,872

		2,549,694

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028-05/01/2033(c)	2,250	2,467,195
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022-07/01/2024	2,815	2,925,795

		5,392,990

Puerto Rico – 0.6%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	2,790	2,023,273
4.00%, 07/01/2033	500	488,107
5.25%, 07/01/2023	700	716,987
5.375%, 07/01/2025	505	532,799
5.625%, 07/01/2027-07/01/2029	1,290	1,420,076
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	740	772,895

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 41

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

AGC Series 2007-C 5.50%, 07/01/2031	$150	$159,507
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,273	1,193,313

		7,306,957

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,149,409

Texas – 0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	3,205	3,368,470
Texas Municipal Gas Acquisition and Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,190	1,305,680

		4,674,150

Washington – 0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	943,390

Wisconsin – 0.7%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(c)	3,695	3,951,056
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	5,335	5,584,024

		9,535,080

Total Long-Term Municipal Bonds (cost $1,126,112,669)		1,105,107,680

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Short-Term Municipal Notes – 10.3%
California – 10.3%
Abag Finance Authority for Nonprofit Corps. (Sharp Healthcare Obligated Group) Series 2009-C 0.43%, 08/01/2035(h)	$5,950	$5,950,000
Series 2009-D 0.43%, 08/01/2035(h)	7,770	7,770,000
California State Public Works Board (California State Public Works Board Lease) Series 2022-A 5.00%, 08/01/2022	5,250	5,316,127
California Statewide Communities Development Authority (Sharp Healthcare Obligated Group) Series 1999-J 0.04%, 09/01/2029(h)	1,100	1,100,000
Calleguas-Las Virgenes Public Financing Authority Series 2008-A 0.48%, 07/01/2037(h)	1,200	1,200,000
City of Los Angeles CA Series 2021 4.00%, 06/23/2022	10,000	10,068,773
County of Los Angeles CA Series 2021 4.00%, 06/30/2022	41,825	42,138,587
County of Riverside CA Series 2021 2.00%, 06/30/2022	24,095	24,160,483
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.04%, 05/15/2029(h)	2,200	2,200,000
Northern California Power Agency Series 2019-A 0.43%, 07/01/2032(h)	10,670	10,670,000
Orange County Water District Series 2021-A 0.43%, 08/01/2042(h)	5,340	5,340,000
Santa Clara County Financing Authority (El Camino Hospital) Series 2009-A 0.42%, 02/01/2044(h)	5,655	5,655,000

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Santa Clara Valley Transportation Authority (Santa Clara Valley Transportation Authority 2000 Measure A Sales Tax) Series 2019-A 0.42%, 04/01/2036(h)	$7,800	$7,800,000

Total Short-Term Municipal Notes (cost $129,539,954)		129,368,970

Total Municipal Obligations (cost $1,255,652,623)		1,234,476,650

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.2%
Agency CMBS – 1.2%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	7,952	8,506,390
Series 2021-3, Class A 3.25%, 08/20/2036	1,990	1,990,266
Series 2021-3, Class X 0.764%, 08/20/2036(i)	3,383	224,875
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,962	4,350,621

Total Commercial Mortgage-Backed Securities (cost $17,006,531)		15,072,152

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,443,112)	2,346	2,376,791

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	98	98,843
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	91	91,075

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	$65	$66,582
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	43	43,051
Series 2015-C03, Class 1M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	42	42,929
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	146	155,825
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	77	80,674
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	120	124,525
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(a)	197	201,525
Series 2017-C05, Class 1M2 2.657% (LIBOR 1 Month + 2.20%), 01/25/2030(a)	204	204,822
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(a)	154	157,055

Total Collateralized Mortgage Obligations (cost $1,190,732)		1,266,906

Total Investments – 99.4% (cost $1,276,292,998)		1,253,192,499
Other assets less liabilities – 0.6%		8,176,234

Net Assets – 100.0%		$1,261,368,733

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	26,160	$(1,471,548)	$(1,258,930)	$(212,618)

*	Termination date

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 45

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$543,710	$	– 0	–	$543,710
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	113,384		– 0	–	113,384
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	266,515		– 0	–	266,515
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	269,539		– 0	–	269,539
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(489,389)		– 0	–	(489,389)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(464,169)		– 0	–	(464,169)
USD	8,200	01/15/2027	CPI#	3.466%	Maturity	(376,817)		(10,701)		(366,116)
USD	6,420	01/15/2027	CPI#	3.323%	Maturity	(353,535)		– 0	–	(353,535)
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	4,298,128		– 0	–	4,298,128
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,755,159		– 0	–	3,755,159
USD	21,800	01/15/2029	CPI#	3.290%	Maturity	(964,772)		– 0	–	(964,772)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	(41,715)		– 0	–	(41,715)
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	805,449		– 0	–	805,449
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	799,428		– 0	–	799,428
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	427,374		– 0	–	427,374
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	441,055		– 0	–	441,055
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	257,031		– 0	–	257,031
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	(227,458)		– 0	–	(227,458)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(282,831)		– 0	–	(282,831)

						$8,776,086		$(10,701)		$8,786,787

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	21,500	01/15/2028	1.092%	3 Month LIBOR	Semi-Annual/Quarterly	$1,556,749	$	– 0	–	$1,556,749
USD	17,500	01/15/2028	1.173%	3 Month LIBOR	Semi-Annual/Quarterly	1,173,652		– 0	–	1,173,652
USD	12,500	01/15/2028	1.117%	3 Month LIBOR	Semi-Annual/Quarterly	887,515		– 0	–	887,515
USD	13,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/Quarterly	834,434		(9,506)		843,940
USD	11,000	01/15/2031	1.241%	3 Month LIBOR	Semi-Annual/Quarterly	1,001,240		– 0	–	1,001,240
USD	10,000	01/15/2031	1.240%	3 Month LIBOR	Semi-Annual/Quarterly	911,034		– 0	–	911,034

46 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	8,000	04/15/2032	1.280%	1 Day SOFR	Annual	$565,638	$–0	–	$565,638
USD	8,030	11/05/2035	1.130%	3 Month LIBOR	Semi-Annual/Quarterly	1,166,891	– 0	–	1,166,891
USD	25,500	02/15/2036	1 Day SOFR	1.589%	Annual	(1,529,892)	– 0	–	(1,529,892)
USD	7,850	02/15/2036	1 Day SOFR	1.709%	Annual	(356,684)	– 0	–	(356,684)
USD	5,000	02/15/2036	1 Day SOFR	1.668%	Annual	(252,162)	– 0	–	(252,162)
USD	3,700	02/15/2036	1 Day SOFR	1.654%	Annual	(192,910)	– 0	–	(192,910)

						$5,765,505	$(9,506)		$5,775,011

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	116	$(28,183)	$(10,948)	$(17,235)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,338	(325,853)	(166,268)	(159,585)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(233)	(113)	(120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	63	(15,373)	(6,027)	(9,346)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	789	(192,157)	(75,427)	(116,730)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,188	(289,285)	(110,636)	(178,649)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,029	(250,621)	(93,034)	(157,587)

						$(1,101,705)	$(462,453)	$(639,252)

*	Termination date

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$815,618	$	– 0	–	$815,618

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.

(b)	When-Issued or delayed delivery security.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $94,437,515 or 7.5% of net assets.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(f)	Defaulted matured security.

(g)	Non-income producing security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	IO – Interest Only.

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.1% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

48 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

March 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.0%
Long-Term Municipal Bonds – 89.8%
Alabama – 1.8%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025 (Pre-refunded/ETM)	$1,390	$1,489,235
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	5,209,600
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039-02/01/2040	3,680	3,968,511
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	24,617,317
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	71,456,413
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	4,589	4,494,484
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	2,775	2,845,709

		114,081,269

Alaska – 0.3%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2022-09/01/2024	8,810	9,187,761
Series 2015-C 5.00%, 09/01/2022-09/01/2024	7,370	7,690,803

		16,878,564

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 49

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$1,920	$2,199,885

Arizona – 1.7%
Arizona Board of Regents (University of Arizona COP) Series 2012-C 5.00%, 06/01/2025 (Pre-refunded/ETM)	2,365	2,380,320
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023-12/01/2024	2,770	2,954,246
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,135,125
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,683,035
2.542%, 07/01/2033	5,000	4,542,490
2.642%, 07/01/2034	10,000	9,053,742
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023-07/01/2024	16,955	17,889,069
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030-07/01/2039	12,025	14,310,896
Series 2020-A 5.00%, 07/01/2030-07/01/2038	8,895	10,601,724
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	4,467,977
2.171%, 07/01/2033	5,000	4,436,178
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	6,953,249

50 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2022 (Pre-refunded/ETM)	$4,360	$4,402,334
5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,163,696
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,134,034
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,468,988
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	6,292,692

		103,869,795

California – 5.9%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	18,035	15,482,880
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	10,636	11,266,329
Series 2021-1, Class A 3.50%, 11/20/2035	3,450	3,598,889
Series 2021-2 0.82%, 03/25/2035	10,000	615,951
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,310,627
Series 2021-A 5.00%, 02/01/2027	12,040	13,584,177
California State University Series 2021-B 2.374%, 11/01/2035	5,000	4,297,768
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	6,503,694
Series 2019 5.00%, 05/15/2039	5,215	5,837,614
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	6,079,384

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 51

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	$2,000	$1,645,086
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	6,195	5,139,384
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	13,250	11,631,138
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	5,500	4,645,648
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	11,099,709
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	7,000	6,220,551
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,470,265
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	6,545	5,685,007
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	7,455	7,485,545

52 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles County Metropolitan Transportation Authority (Los Angeles County Metropolitan Transportation Authority Sales Tax) Series 2021-A 4.00%, 06/01/2038	$10,000	$11,002,570
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2033	2,780	3,307,616
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	15,000	14,049,907
State of California Series 2013 5.00%, 11/01/2024-11/01/2025	43,465	45,590,100
Series 2014 5.00%, 05/01/2025-05/01/2026	80,965	86,004,405
Series 2019 5.00%, 11/01/2031-04/01/2036	42,375	49,256,477
Series 2020 5.00%, 11/01/2030-03/01/2035	19,460	23,562,500
University of California Series 2022-S 5.00%, 05/15/2034-05/15/2035	10,000	12,184,955

		369,558,176

Colorado – 1.9%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,814,123
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2022-11/15/2024	6,630	6,767,594
Series 2016-A 5.00%, 11/15/2023	4,085	4,288,313
Series 2018-A 5.00%, 12/01/2025-12/01/2032	79,745	89,087,694
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031-08/01/2035	5,265	6,001,194

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 53

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027-11/01/2028	$5,900	$6,800,732
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	959	935,796
5.00%, 12/15/2026	270	297,591
AGM Series 2020 5.00%, 12/01/2024-12/01/2050	1,760	1,997,263

		119,990,300

Connecticut – 2.9%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023-11/01/2028	2,420	2,624,232
Series 2017-B 5.00%, 08/15/2025-08/15/2027	12,195	13,698,686
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	865,944
Series 2017-C 5.00%, 08/15/2024-08/15/2028	8,950	9,948,890
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	5,425	6,066,806
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026-07/01/2029	4,400	4,858,014
State of Connecticut Series 2014-A 5.00%, 03/01/2028	6,360	6,706,585
Series 2015-B 5.00%, 06/15/2032	7,345	7,911,474
Series 2015-F 5.00%, 11/15/2027	1,570	1,719,044
Series 2016-A 5.00%, 03/15/2024-03/15/2029	17,305	18,904,226
Series 2016-E 5.00%, 10/15/2024-10/15/2025	20,025	21,557,990
Series 2017-A 5.00%, 04/15/2022	8,450	8,460,845
Series 2017-B 5.00%, 04/15/2028	2,515	2,897,634

54 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018-C 5.00%, 06/15/2026	$5,500	$6,122,692
Series 2018-D 5.00%, 04/15/2026	16,655	18,475,008
Series 2020-A 5.00%, 01/15/2040	2,565	2,944,060
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2024	4,650	4,760,842
Series 2020 4.00%, 05/01/2036	1,000	1,071,434
5.00%, 05/01/2028-05/01/2038	11,780	13,773,944
Series 2021-A 4.00%, 05/01/2040	3,835	4,082,137
Series 2021-D 4.00%, 11/01/2039	1,060	1,133,469
Town of Stratford CT BAM Series 2019 5.00%, 01/01/2030-01/01/2033	13,370	14,905,353
University of Connecticut Student Fee 5.00%, 05/01/2040	7,065	8,285,208

		181,774,517

Delaware – 0.1%
Commonwealth of Puerto Rico 5.50%, 07/01/2029	125	131,188
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026-01/01/2027	5,470	5,747,667
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	605,469
5.00%, 09/01/2050	1,000	1,108,995

		7,593,319

District of Columbia – 1.8%
District of Columbia Series 2013-A 5.00%, 06/01/2025-06/01/2027	59,115	61,338,243
District of Columbia (District of Columbia Pers Income Tax) Series 2012-C 5.00%, 12/01/2026	5,585	5,711,735

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 55

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Washington Airports Authority Aviation Revenue Series 2014-A 5.00%, 10/01/2024	$2,100	$2,239,401
Series 2018-A 5.00%, 10/01/2029	1,155	1,307,420
Series 2019-A 5.00%, 10/01/2030-10/01/2032	8,840	10,082,084
Series 2020-A 5.00%, 10/01/2029-10/01/2034	26,410	30,486,500
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	3,205	3,790,204

		114,955,587

Florida – 5.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	529,648
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2033	11,335	13,117,201
AGM Series 2021 5.00%, 07/01/2026-07/01/2033	13,005	15,435,104
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	27,105	27,278,827
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	5,674,058
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034-09/01/2035	1,300	829,514
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,217,153

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-C 2.384%, 10/01/2026	$1,250	$1,212,057
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,076,697
County of Miami-Dade FL Series 2015-B 5.00%, 07/01/2022	3,715	3,751,254
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2022-10/01/2024	4,975	5,175,025
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030-10/01/2034	4,610	3,135,127
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,657,534
Florida Department of Environmental Protection Series 2012-A 5.00%, 07/01/2022	10,225	10,325,036
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	21,800	21,759,467
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 4.00%, 11/15/2036	1,850	2,007,372
5.00%, 11/15/2032	1,450	1,744,486
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	4,113,759
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024-10/01/2028	3,765	4,108,707

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021 1.425%, 10/01/2026	$3,000	$2,808,447
Florida State Board of Education (State of Florida) Series 2014-A 5.00%, 06/01/2022	3,545	3,567,792
Series 2022-A 5.00%, 06/01/2030-06/01/2031	15,910	19,394,966
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	3,000	3,431,842
5.00%, 10/01/2030 (Pre-refunded/ETM)	6,250	7,149,672
5.00%, 10/01/2031	4,085	4,548,059
Series 2019-A 5.00%, 10/01/2033	7,975	9,050,853
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,608,126
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,771,815
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2023	1,145	1,177,098
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,352,943
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,656,903
5.00%, 10/01/2025	1,495	1,587,472
Series 2017-A 5.00%, 10/01/2026	22,290	25,120,799
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028-07/01/2029	14,010	15,555,508

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Broward Hospital District Series 2017-B 5.00%, 01/01/2029-01/01/2030	$6,180	$6,970,379
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2022-10/01/2024	18,515	19,328,138
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(c)	1,000	994,750
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	26,807,537
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	22,750,325
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	2,355	2,306,252
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	2,000	2,228,441
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,632,498
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,206,503

		320,155,144

Georgia – 1.9%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	12,876,145
Series 2021-B 5.00%, 07/01/2028	1,000	1,149,453
Series 2021-C 4.00%, 07/01/2038-07/01/2042	5,765	6,055,323

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 07/01/2029-07/01/2037	$14,590	$16,914,746
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026-04/01/2031	2,275	2,566,921
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	9,350	9,590,621
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	35,686,736
Series 2018-C 4.00%, 08/01/2048	18,000	18,548,518
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,405,561
State of Georgia Series 2021-A 5.00%, 07/01/2033	11,095	13,614,123

		118,408,147

Guam – 0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	930	996,926

Hawaii – 0.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2028-11/01/2029(c)	5,750	6,656,083
State of Hawaii Series 2015-E 5.00%, 10/01/2023	7,105	7,450,945
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,989,317

		17,096,345

Idaho – 0.1%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2022-07/15/2023	4,675	4,765,186

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 5.4%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2023	$7,000	$7,303,680
Series 2018-A 4.00%, 12/01/2022	5,500	5,584,021
5.00%, 12/01/2026	1,000	1,084,280
Series 2022-B 4.00%, 12/01/2041	11,000	10,893,885
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,304,945
Chicago Transit Authority Series 2017 5.00%, 06/01/2022	7,460	7,504,973
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	4,485	4,915,290
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) Series 2020 5.00%, 08/15/2029-08/15/2034	7,785	9,172,692
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027-11/15/2028	2,250	2,450,886
Illinois Finance Authority (State of Illinois Water Revolving Fund-Clean Water Program) Series 2020 4.00%, 07/01/2037	2,000	2,199,278
5.00%, 07/01/2036	10,000	11,960,668
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2028-10/01/2038	18,380	22,274,126
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027-02/01/2029	42,820	46,703,708
Illinois State Toll Highway Authority Series 2014-D 5.00%, 01/01/2023	1,185	1,215,894

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 06/15/2023 (Pre-refunded/ETM)	$565	$569,332
5.00%, 06/15/2023-12/15/2028	13,585	13,689,151
Series 2022 4.00%, 12/15/2042	2,745	2,747,060
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	7,075	9,043,979
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2022-06/01/2025	31,710	33,290,524
State of Illinois Series 2012 5.00%, 03/01/2023-08/01/2025	17,440	17,710,090
Series 2013 5.50%, 07/01/2024	5,415	5,688,591
Series 2013-A 5.00%, 04/01/2023	4,415	4,542,200
Series 2014 5.00%, 02/01/2024-05/01/2027	26,620	28,156,824
Series 2016 5.00%, 06/01/2022-02/01/2029	4,620	4,742,344
Series 2017-A 5.00%, 12/01/2024	8,590	9,159,287
Series 2017-D 5.00%, 11/01/2024-11/01/2028	57,195	60,951,158
Series 2019-B 4.00%, 11/01/2033	9,000	9,248,656
Series 2020 5.50%, 05/01/2039	1,500	1,695,497
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(d)(e)	5,078	101,560

		337,904,579

Indiana – 0.5%
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	10,593,119

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2033	$5,000	$6,009,355
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	12,000	11,909,818
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024-04/01/2028	3,960	4,304,938
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,703,102

		34,520,332

Iowa – 0.3%
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	6,561,952
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	15,133,135

		21,695,087

Kansas – 0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	3,970,323

Kentucky – 2.9%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,634,049
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,132,653

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028-06/01/2030	$14,650	$16,355,016
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	24,850	25,780,747
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	18,590	19,143,789
Series 2018-C 4.00%, 12/01/2049	36,475	37,849,943
Series 2019-A 4.00%, 12/01/2049	10,895	11,290,986
Series 2022-A 4.00%, 08/01/2052	10,000	10,702,882
Kentucky Turnpike Authority Series 2012-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	8,490	8,571,388
Series 2016-A 5.00%, 07/01/2023-07/01/2027	13,375	14,493,827
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	30,150	30,448,256

		179,403,536

Louisiana – 0.6%
City of New Orleans LA Series 2021-A 5.00%, 12/01/2034	6,145	7,288,041
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027-08/01/2028	8,985	9,814,129
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	2,250	2,425,544
6.10%, 06/01/2038-12/01/2040(a)	5,625	6,641,709

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	$1,200	$1,254,725
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 0.68% (SOFR + 0.50%), 05/01/2043(b)	10,500	10,479,525

		37,903,673

Maine – 0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	1,000	1,070,904

Maryland – 0.7%
County of Baltimore MD Series 2022 4.00%, 03/01/2038	5,000	5,546,257
County of Frederick MD Series 2019-A 5.00%, 08/01/2027 (Pre-refunded/ETM)	165	188,793
County of Howard MD Series 2020-A 5.00%, 08/15/2031-08/15/2032	8,465	10,224,404
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2028-04/15/2031	4,285	4,987,630
State of Maryland Series 2021-A 5.00%, 03/01/2032-08/01/2034	10,000	12,229,638
Series 2022-D 4.00%, 08/01/2028(c)	3,250	3,593,325
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026-08/01/2034	5,250	5,951,764

		42,721,811

Massachusetts – 2.2%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	4,128,264

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-D 5.00%, 02/01/2036	$4,435	$4,947,896
Series 2018-B 5.00%, 01/01/2031	3,685	4,219,633
Series 2022-B 4.00%, 02/01/2040	13,000	14,300,040
CIFG Series 2007-A 0.782% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	15,250	14,746,105
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	12,335,616
Massachusetts Bay Transportation Authority Sales Tax Revenue Series 2007-A 5.25%, 07/01/2033	6,600	8,433,647
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025-10/01/2033	15,375	17,550,402
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025-07/01/2029	24,065	27,159,337
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,105,740
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2019-A 5.00%, 07/01/2028-07/01/2033	7,525	8,589,996
AGM Series 2020-C 5.00%, 10/01/2026-10/01/2032	2,495	2,893,111
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	9,906,397
Massachusetts School Building Authority Series 2012-A 5.00%, 08/15/2022 (Pre-refunded/ETM)	455	461,468

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts School Building Authority (Massachusetts School Building Authority Sales Tax) Series 2012-A 5.00%, 08/15/2022-08/15/2023	$10,225	$10,366,590

		141,144,242

Michigan – 4.9%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2027-05/01/2032(c)	3,670	4,144,899
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 0.744% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	14,000	13,825,587
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024-07/01/2025	12,505	13,589,639
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	1,150	1,137,925
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	3,093,135
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	53,767,936
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.80%, 10/01/2022	500	503,284
3.875%, 10/01/2023	2,000	2,025,896
4.00%, 10/01/2024	3,000	3,060,959
4.50%, 10/01/2029	12,065	12,372,146
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025-07/01/2027	39,940	42,683,196

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024-07/01/2027	$54,355	$58,075,762
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	15,096,265
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2022-06/01/2039	9,000	9,444,823
5.00%, 06/01/2025-06/01/2031	5,645	6,306,677
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,660,165
Series 2014-B 5.00%, 07/01/2027-07/01/2031	7,450	7,753,507
Michigan Finance Authority (Trinity Health Corp.) Series 2015 5.00%, 12/01/2023-12/01/2025	13,075	13,952,550
5.50%, 12/01/2026-12/01/2027	7,220	7,946,405
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2024-06/30/2028	31,630	34,629,454
South Lyon Community Schools Series 2016 5.00%, 05/01/2022	3,060	3,069,356

		308,139,566

Minnesota – 0.1%
State of Minnesota Series 2015-B 5.00%, 08/01/2022	3,745	3,793,409

Missouri – 0.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025-03/01/2028	2,820	3,074,324

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033-07/01/2040	$14,000	$15,355,444
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025-03/01/2027	1,620	1,723,110
Missouri Joint Municipal Electric Utility Commission Series 2014 5.00%, 01/01/2025	2,630	2,827,585

		22,980,463

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025-02/15/2028	15,015	16,657,474

Nebraska – 0.9%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,480	59,783,022

Nevada – 1.1%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023-09/01/2026	8,605	9,178,059
Clark County School District Series 2015-B 5.00%, 06/15/2022	17,785	17,922,558
Series 2016-D 5.00%, 06/15/2024	26,915	28,655,391
Series 2017-C 5.00%, 06/15/2027	3,565	4,047,086
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	6,945,329
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	5,113,221

		71,861,644

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Hampshire – 0.2%
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	$2,250	$2,269,736
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) National Finance Authority Series 2020-1 4.125%, 01/20/2034	$9,252	$9,877,416

		12,147,152

New Jersey – 5.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,421,051
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026-01/01/2027	2,000	2,104,852
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2022-10/01/2025	8,005	8,473,496
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025-06/15/2026	4,500	4,652,028
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,988,876
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027-06/15/2028	13,805	15,292,958
Series 2018-A 5.00%, 06/15/2029	3,050	3,375,147

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2027-12/15/2033	$65,505	$73,488,655
Series 2019 5.00%, 12/15/2028-12/15/2031	8,720	9,843,270
Series 2019-B 5.00%, 06/15/2033	3,885	4,333,213
Series 2020-A 5.00%, 06/15/2035	1,810	2,044,185
Series 2021-A 5.00%, 06/15/2033	4,845	5,540,945
Series 2022-A 5.00%, 06/15/2034(c)	11,635	13,362,535
New Jersey Turnpike Authority Series 2012-B 5.00%, 01/01/2026 (Pre-refunded/ETM)	6,015	6,172,723
5.00%, 01/01/2027 (Pre-refunded/ETM)	6,685	6,860,291
Series 2014-A 5.00%, 01/01/2027-01/01/2029	75,940	80,720,666
Series 2014-C 5.00%, 01/01/2024	14,720	15,500,952
Series 2017-A 5.00%, 01/01/2029	7,235	8,121,366
Series 2017-B 5.00%, 01/01/2029-01/01/2031	40,050	45,697,326
Series 2021-B 1.713%, 01/01/2029	6,625	6,032,654
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	16,470,447
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023-06/01/2035	17,385	18,990,242

		356,487,878

New York – 14.0%
City of New York NY Series 2013-D 5.00%, 08/01/2022	3,885	3,935,862
Series 2014-A 5.00%, 08/01/2027	1,130	1,203,288
Series 2015-A 5.00%, 08/01/2023	2,040	2,128,976

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016 0.04%, 08/01/2044(f)	$11,775	$11,775,000
Series 2018-D 5.00%, 12/01/2039	2,435	2,762,159
Series 2020-A 5.00%, 08/01/2024-08/01/2027	14,900	16,859,926
Series 2020-B 5.00%, 11/01/2027	7,320	8,361,094
Series 2020-C 5.00%, 08/01/2032	3,150	3,717,445
Series 2021-A 4.00%, 08/01/2038	1,000	1,062,065
5.00%, 08/01/2033	2,025	2,420,517
Series 2021-D 1.396%, 08/01/2027	18,930	17,368,707
Series 2021-F 5.00%, 06/01/2044	5,000	5,433,762
Series 2021-L 5.00%, 04/01/2034	4,000	4,741,800
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	9,886,053
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	5,000	5,421,585
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2028	6,890	7,021,693
Series 2012-E 5.00%, 11/15/2024 (Pre-refunded/ETM)	6,055	6,194,133
Series 2012-F 5.00%, 11/15/2022-11/15/2026	55,630	56,694,120
Series 2012-H 5.00%, 11/15/2026 (Pre-refunded/ETM)	3,335	3,411,632
5.00%, 11/15/2026	2,730	2,782,519
Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	9,995,361
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,421,935
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,248,423

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	$5,000	$5,391,871
Series 2017-C 5.00%, 11/15/2028-11/15/2033	71,630	79,367,698
Series 2019-B 5.00%, 05/15/2022	59,625	59,872,718
Series 2021-D 0.51% (SOFR + 0.33%), 11/01/2035(b)	9,500	9,439,625
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2027	4,505	4,591,871
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031-07/15/2032	53,945	62,390,504
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-A 5.00%, 08/01/2025	12,345	12,489,477
Series 2012-B 5.00%, 11/01/2023	20,000	20,387,052
Series 2017-A 5.00%, 08/01/2033	4,860	5,480,360
Series 2019-B 5.00%, 11/01/2035-11/01/2036	59,785	69,423,530
Series 2021-B 4.00%, 08/01/2037-08/01/2038	15,230	16,245,726
5.00%, 08/01/2024	6,505	6,945,254
Series 2021-E 4.00%, 02/01/2040	4,335	4,576,832
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	4,131,706
2.80%, 09/15/2069	11,555	11,037,693
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014-C 5.00%, 03/15/2027	2,015	2,133,746
Series 2020-D 5.00%, 02/15/2029-02/15/2034	25,980	30,287,908

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2022-A 4.00%, 03/15/2040-03/15/2042	$32,280	$34,474,905
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2023	17,940	17,985,952
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2036-03/15/2040	9,000	9,646,955
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2013-C 5.00%, 03/15/2025-03/15/2026	63,625	65,620,331
Series 2013-D 5.00%, 03/15/2023	32,000	33,028,112
Series 2016-A 5.00%, 03/15/2024	4,010	4,250,275
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2029	74,370	81,503,112
Series 2020 4.00%, 10/01/2030	4,400	4,558,260
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	2,195,654
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,540,945
Series 2020-2 5.00%, 07/15/2033	5,910	6,782,945
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027-06/01/2033	5,520	6,289,006
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	13,422,812
2.591%, 05/15/2036	2,000	1,817,948

		881,158,838

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028-06/01/2030	$5,000	$5,631,062

Ohio – 1.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037-06/01/2038	3,000	3,131,496
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026-08/01/2028	20,420	23,074,160
Series 2020 5.00%, 12/01/2028-12/01/2029	6,965	8,127,357
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026-02/15/2027	5,455	6,065,864
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,142,789
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	11,101,092
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022-12/01/2023	3,470	3,575,724
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	2,330	2,335,949
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2032	4,970	5,946,610
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	6,325	6,341,149

		70,842,190

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oklahoma – 0.1%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022-07/01/2028	$3,035	$3,170,529
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	510	524,503
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	3,005	2,979,682

		6,674,714

Oregon – 0.8%
City of Portland OR Sewer System Revenue Series 2013-A 5.00%, 08/01/2022	8,685	8,794,967
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	630	648,355
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030-08/15/2038	8,260	9,587,522
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,899,949
Series 2022-2 4.00%, 07/01/2038-07/01/2040	18,425	19,454,668
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,547,611
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2022-11/01/2023	45	45,123
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,683,177

		48,661,372

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Other – 1.1%
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	$23,651	$24,348,690
Series 2019-C, Class 1 3.87%, 11/15/2035(a)	5,517	5,679,347
Series 2019-D, Class 1 3.87%, 11/15/2035(a)	5,037	5,185,929
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,484,139
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.60%, 09/15/2033(a)	9,650	9,245,898
2.625%, 06/15/2035(a)	9,710	9,241,994
2.65%, 06/15/2035(a)	4,860	4,625,724
Series 2021-ML12 2.34%, 01/25/2041(a)	7,479	6,874,446

		68,686,167

Pennsylvania – 5.9%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038-01/01/2039	7,235	7,527,057
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030-07/15/2033	19,390	22,427,257
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,682,376
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	2,120	2,127,392
City of Philadelphia PA Series 2019-A 5.00%, 08/01/2026	1,420	1,581,324
Series 2019-B 5.00%, 02/01/2030	1,005	1,174,104
AGM Series 2017-A 5.00%, 08/01/2027-08/01/2032	46,290	52,168,300

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024-10/01/2026	$17,425	$19,090,838
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	10,280,689
Series 2017 5.00%, 01/01/2026-01/01/2027	20,480	23,008,605
Series 2019 5.00%, 07/15/2025	3,120	3,416,945
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,923,610
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,464,746
AGM Series 2022 4.00%, 07/01/2038-07/01/2039(c)	20,000	20,977,354
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027-12/01/2032	5,000	5,391,299
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026-09/01/2030	10,650	12,145,896
Series 2019 5.00%, 09/01/2030-09/01/2032	2,910	3,373,178
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026-12/31/2028	51,190	55,236,196
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2028-04/15/2031	9,030	10,534,309

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2022 4.00%, 08/15/2038-08/15/2040(c)	$2,410	$2,582,002
5.00%, 08/15/2029-08/15/2030(c)	1,575	1,850,263
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028-06/01/2030	13,280	14,890,692
Series 2019 5.00%, 12/01/2022-12/01/2030	19,140	21,546,666
Series 2021-B 5.00%, 12/01/2028	1,145	1,339,507
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030-08/01/2040	4,645	5,119,614
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035-11/01/2038	5,560	5,941,304
5.00%, 11/01/2027-11/01/2034	11,940	13,768,636
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,889,712
Series 2016-F 5.00%, 09/01/2023-09/01/2024	29,200	30,946,346

		370,406,217

Puerto Rico – 0.6%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	875	521,450
4.00%, 07/01/2033-07/01/2046	2,033	1,976,684
5.25%, 07/01/2023	3,605	3,692,775
5.375%, 07/01/2025	1,920	2,025,683
5.625%, 07/01/2027-07/01/2029	3,741	4,115,083
5.75%, 07/01/2031	99	113,234
Series 2022-C 0.01%, 11/01/2043	655	352,098
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,353,617

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	$4,260	$4,449,368
AGC Series 2007-C 5.50%, 07/01/2031	510	542,323
AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	10,525	11,036,490
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	6,726	6,304,969

		40,483,774

Rhode Island – 0.7%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2028-09/15/2032	12,390	14,231,863
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016-B 5.00%, 06/15/2027	10,565	11,756,643
Rhode Island Depositors Economic Protection Corp. Series 1993-A 6.375%, 08/01/2022 (Pre-refunded/ETM)	5,780	5,866,006
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2022-06/01/2023	9,635	9,872,244

		41,726,756

South Carolina – 1.5%
County of Charleston SC Series 2021 5.00%, 11/01/2031	10,335	12,767,713
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	50,180,996
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022-12/01/2027	7,000	7,509,973

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030-12/01/2034	$2,435	$2,683,828
Series 2020-A 4.00%, 12/01/2037	1,690	1,800,484
Series 2021-A 4.00%, 12/01/2035-12/01/2036	15,475	16,627,721
Series 2021-B 5.00%, 12/01/2040	3,000	3,492,430

		95,063,145

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029-09/01/2030	7,025	7,841,580

Tennessee – 0.7%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,792,539
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017-A 4.00%, 05/01/2048	39,715	40,399,909

		46,192,448

Texas – 5.5%
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,061,018
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,480,552
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	5,097,857
City of Houston TX Series 2017-A 5.00%, 03/01/2025	16,370	17,725,181
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023-09/01/2025	3,800	4,003,448

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	$6,160	$7,004,620
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,968,546
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023-05/15/2028	24,850	26,128,481
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2031-02/01/2036	9,725	11,596,124
Dallas Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	12,100,704
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,353,576
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	87,137,660
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	5,370,989
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,705,033
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038-12/01/2039	2,850	2,900,106
5.00%, 12/01/2028-12/01/2036	4,395	4,922,478
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026-10/15/2031	3,220	3,517,842
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2039-05/15/2041	27,550	32,262,759

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	$10,680	$11,224,729
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,278,077
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025-08/15/2028	7,250	8,095,408
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	875	932,181
Series 2022 4.00%, 01/01/2032-01/01/2037(c)	1,995	1,877,090
North Texas Tollway Authority Series 2014 5.00%, 01/01/2023 (Pre-refunded/ETM)	1,985	2,037,498
5.00%, 01/01/2023-01/01/2024	4,860	5,037,239
5.00%, 01/01/2024 (Pre-refunded/ETM)	900	949,180
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2023-01/01/2028	12,275	13,152,646
Series 2019-B 5.00%, 01/01/2027-01/01/2029	30,080	34,524,477
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,306,782
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,108,020
Spring Branch Independent School District Series 2015-A 5.00%, 02/01/2024	3,215	3,399,431
Series 2015-B 5.00%, 02/01/2024	4,855	5,133,511
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,483,728

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 4.00%, 08/01/2035	$10,210	$11,273,122
5.00%, 08/01/2034	4,000	4,852,189

		349,002,282

Utah – 0.5%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2041	7,000	7,276,273
5.00%, 07/01/2033-07/01/2036	16,110	18,573,486
Davis School District Series 2017 5.00%, 06/01/2022	1,015	1,021,624
Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,182,045
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,345,698
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,417,807

		32,816,933

Virginia – 0.9%
County of Loudoun VA Series 2020-B 5.00%, 12/01/2024	3,300	3,566,000
Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2022-08/01/2033	8,040	9,088,467
Hampton Roads Transportation Accountability Commission Series 2020-A 5.00%, 07/01/2039	4,745	5,559,625
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015-A 5.00%, 02/01/2023	4,435	4,564,449

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2021-A 4.00%, 08/01/2035	$4,540	$4,993,093
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2030-01/01/2037(c)	14,280	14,854,206
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029-01/01/2035	10,720	11,941,455

		54,567,295

Washington – 3.0%
City of Seattle WA Municipal Light & Power Revenue Series 2012-A 4.00%, 06/01/2036 (Pre-refunded/ETM)	6,225	6,255,512
Series 2016-B 5.00%, 04/01/2026	4,300	4,793,849
Series 2021-A 4.00%, 07/01/2033-07/01/2035	11,140	12,487,787
City of Seattle WA Water System Revenue Series 2017 5.00%, 08/01/2022	1,100	1,114,183
County of King WA Series 2015 5.00%, 07/01/2023	2,485	2,587,323
Energy Northwest (Bonneville Power Administration) Series 2021 5.00%, 07/01/2022	10,000	10,098,082
King County School District No. 49 Tahoma Series 2015 5.00%, 12/01/2022	2,710	2,775,839
Port of Seattle WA Series 2015-C 5.00%, 04/01/2022-04/01/2023	3,195	3,251,409
Series 2018-A 5.00%, 05/01/2025	8,320	9,000,943
Series 2018-B 5.00%, 05/01/2025	4,695	5,079,258
Series 2019 5.00%, 04/01/2032-04/01/2033	2,500	2,833,003

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021 4.00%, 08/01/2040	$5,750	$6,010,971
State of Washington Series 2012-R 5.00%, 07/01/2024	6,765	6,829,351
Series 2015-2 5.00%, 07/01/2023	9,895	10,304,935
Series 2015-A1 5.00%, 08/01/2023	8,010	8,361,517
State of Washington (State of Washington COP) Series 2015-C 5.00%, 07/01/2022-01/01/2023	8,805	8,930,983
State of Washington (State of Washington Fed Hwy Grant) Series 2012-F 5.00%, 09/01/2023	17,550	17,805,424
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028-08/15/2030	31,550	34,335,647
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025-08/15/2030	15,880	17,607,820
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	10,600	10,684,648
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,941	4,881,467
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	565	546,538

		186,576,489

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

West Virginia – 0.3%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	$16,125	$15,873,985

Wisconsin – 2.8%
State of Wisconsin Series 2019-A 5.00%, 05/01/2025-05/01/2029	45,000	50,678,883
Series 2021-1 5.00%, 05/01/2026-05/01/2031	14,150	16,469,563
Series 2021-2 5.00%, 05/01/2024-05/01/2025	29,485	31,721,934
Series 2023-1 5.00%, 05/01/2024-05/01/2027(c)	11,670	12,608,040
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	16,760	17,911,434
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028-12/15/2034	8,515	5,965,646
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 0.69% (MUNIPSA + 0.18%), 08/15/2054(b)	4,000	4,000,000
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034-10/15/2035	3,500	3,877,042
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	2,445	2,451,483
Wisconsin Public Finance Authority 5.00%, 02/01/2042	2,000	2,137,040
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	4,131,914

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	$1,000	$1,046,677
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	275	275,203
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 2.75%, 06/01/2026	2,510	2,423,460
Series 2021-B 2.25%, 06/01/2027	1,420	1,340,722
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035-02/01/2040	11,470	12,139,490
Series 2022 5.00%, 02/01/2031-02/01/2032	5,920	6,842,779
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,062,931

		177,084,241

Total Long-Term Municipal Bonds (cost $5,707,829,703)		5,643,797,743

Short-Term Municipal Notes – 8.2%
California – 0.0%
County of San Bernardino CA (WLP Evergreen Apartments LLC) Series 1999 0.04%, 05/15/2029(f)	400	400,000

Colorado – 0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 0.51%, 12/01/2052(f)	14,790	14,790,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia – 0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 0.49%, 11/01/2045(f)	$6,405	$6,405,000
District of Columbia (Georgetown University (The)) Series 2016 0.49%, 04/01/2041(f)	3,530	3,530,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 0.48%, 08/15/2038(f)	2,245	2,245,000

		12,180,000

Florida – 0.4%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc.(The)) Series 2002 0.53%, 07/01/2032(f)	3,520	3,520,000
Florida Gulf Coast University Financing Corp. Series 2009-A 0.51%, 02/01/2039(f)	1,650	1,650,000
Florida Keys Aqueduct Authority Series 2013 0.48%, 09/01/2035(f)	1,100	1,100,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 0.52%, 06/01/2048(f)	7,250	7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 0.49%, 01/01/2039(f)	8,120	8,120,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019-E 0.50%, 10/01/2026(f)	2,700	2,700,000

		24,340,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hawaii – 0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 0.04%, 12/01/2041(f)	$3,640	$3,640,000

Illinois – 0.5%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 0.51%, 08/01/2026(f)	836	836,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 0.54%, 01/01/2029(f)	100	100,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 0.52%, 08/01/2035(f)	995	995,000
Illinois Finance Authority (North Park University) Series 2016 0.52%, 07/01/2035(f)	10,550	10,550,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 0.04%, 01/01/2041(f)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 0.51%, 06/01/2038(f)	6,165	6,165,000

		33,146,000

Indiana – 0.1%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 0.45%, 05/15/2038(f)	4,550	4,550,000

Iowa – 0.6%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 0.49%, 12/01/2041(f)	25,795	25,795,000
0.53%, 11/15/2041(f)	9,060	9,060,000

		34,855,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky – 0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 0.47%, 10/01/2039(f)	$13,450	$13,450,000

Louisiana – 0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 0.53%, 09/01/2033(f)	20,450	20,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 0.53%, 07/01/2047(f)	14,975	14,975,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 0.50%, 04/02/2023(f)	2,265	2,265,000

		37,690,000

Maryland – 0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 0.50%, 04/01/2035(f)	1,925	1,925,000
Montgomery County Housing Opportunities Commission Series 2011-A 0.51%, 01/01/2049(f)	1,855	1,855,000

		3,780,000

Massachusetts – 0.0%
Massachusetts Health & Educational Facilities Authority (Mass General Brigham, Inc.) Series 2011 0.50%, 07/01/2040(f)	490	490,000

Michigan – 0.4%
Grand Valley State University Series 2019-B 0.51%, 12/01/2031(f)	17,625	17,625,000
Lakeview School District/MI Series 2019-B 0.51%, 05/01/2032(f)	5,625	5,625,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan Strategic Fund (Wedgwood Christian Services) Series 2008 0.55%, 12/01/2038(f)	$1,650	$1,650,000

		24,900,000

Minnesota – 0.5%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 0.53%, 11/15/2048(f)	4,805	4,805,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 0.53%, 09/01/2026(f)	9,315	9,315,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) Series 2001 0.53%, 11/01/2031(f)	1,430	1,430,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 0.50%, 11/15/2034(f)	15,500	15,500,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 0.50%, 11/15/2035(f)	2,400	2,400,000

		33,450,000

Nevada – 0.6%
County of Clark Department of Aviation Series 2008-D 0.47%, 07/01/2029(f)	27,070	27,070,000
Series 2014-D 0.49%, 07/01/2040(f)	11,010	11,010,000

		38,080,000

New Jersey – 0.4%
New Jersey Health Care Facilities Financing Authority Series 2017 0.51%, 07/01/2035(f)	2,995	2,995,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 0.51%, 07/01/2036(f)	$3,675	$3,675,000
Series 2008-C 0.51%, 07/01/2036(f)	16,630	16,630,000

		23,300,000

New York – 1.0%
City of New York NY Series 2016 0.04%, 08/01/2044(f)	600	600,000
Series 2019-I 0.47%, 03/01/2044(f)	5,950	5,950,000
New York City Housing Development Corp. Series 2008 0.40%, 04/15/2035(f)	300	300,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 0.45%, 04/15/2036(f)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.47%, 05/01/2044(f)	21,910	21,910,000

		61,260,000

North Carolina – 0.0%
Durham County Industrial Facilities & Pollution Control Financing Authority (Research Triangle Institute) Series 2012 0.53%, 09/01/2037(f)	780	780,000

Ohio – 0.1%
Columbus Regional Airport Authority Series 2006 0.52%, 12/01/2036(f)	7,125	7,125,000

Oregon – 0.6%
Clackamas County Hospital Facility Authority (Legacy Health Obligated Group) Series 2008-A 0.51%, 06/01/2037(f)	14,825	14,825,000
Series 2008-B 0.51%, 06/01/2037(f)	20,515	20,515,000

		35,340,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania – 0.3%
Emmaus General Authority Series 2008-D 0.49%, 03/01/2024(f)	$1,300	$1,300,000
Series 2008-E 0.49%, 03/01/2024(f)	2,000	2,000,000
Series 2008-E20 0.49%, 03/01/2024(f)	1,100	1,100,000
Haverford Township School District Series 2009 0.51%, 03/01/2030(f)	2,310	2,310,000
Pennsylvania Turnpike Commission Series 2019 0.50%, 12/01/2038(f)	700	700,000
Philadelphia Gas Works Co. Series 2020-D 0.50%, 08/01/2031(f)	10,950	10,950,000

		18,360,000

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 0.50%, 11/15/2038(f)	2,430	2,430,000

Tennessee – 0.1%
City of Pigeon Forge TN Series 2021-B 5.00%, 06/01/2022	4,025	4,050,357
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 0.50%, 07/01/2045(f)	3,150	3,150,000

		7,200,357

Texas – 0.3%
City of Houston TX Series 2021 2.00%, 06/30/2022	13,900	13,933,976
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) Series 2013 0.51%, 09/01/2041(f)	3,305	3,305,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003 0.57%, 02/15/2036(f)	$270	$270,000

		17,508,976

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 0.49%, 12/01/2030(f)	4,330	4,330,000

Virginia – 0.2%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 0.51%, 06/01/2034(f)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 0.50%, 07/01/2052(f)	11,680	11,680,000

		14,680,000

Washington – 0.6%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 0.04%, 12/15/2044(f)	3,025	3,025,000
Washington State Housing Finance Commission (Evergreen School (The)) Series 2002 0.53%, 07/01/2028(f)	1,400	1,400,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 0.50%, 04/01/2043(f)	4,050	4,050,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 0.37%, 11/01/2047(f)	9,440	9,440,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Traditions at South Hill LLC) Series 2014 0.37%, 08/01/2044(f)	$6,260	$6,260,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 0.37%, 07/01/2047(f)	15,530	15,530,000
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018 0.50%, 06/01/2034(f)	690	690,000

		40,395,000

Total Short-Term Municipal Notes (cost $512,489,896)		512,450,333

Total Municipal Obligations (cost $6,220,319,599)		6,156,248,076

CORPORATES - INVESTMENT GRADE – 1.0%
Industrial – 1.0%
Capital Goods – 0.2%
Caterpillar Financial Services Corp. 0.525% (SOFR + 0.27%), 09/13/2024(b)	10,000	9,948,400
John Deere Capital Corp. 0.215% (SOFR + 0.12%), 07/10/2023(b)	5,000	4,979,650

		14,928,050

Consumer Non-Cyclical – 0.4%
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,234,277
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,378,995
1.777%, 11/15/2030	5,000	4,414,150
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	3,520,920
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	8,773,700

		26,322,042

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Services – 0.4%
Novant Health, Inc. 2.637%, 11/01/2036	$19,100	$16,786,990
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	5,961,900

		22,748,890

Total Corporates – Investment Grade (cost $70,328,409)		63,998,982

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Agency CMBS – 0.4%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	16,402	17,544,428
Series 2021-3, Class A 3.25%, 08/20/2036	3,980	3,980,533
Series 2021-3, Class X 0.764%, 08/20/2036(g)	8,134	540,691
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,988	1,741,368
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,962	4,350,621
Washington State Housing Finance Commission Series 2021-1, Class X 0.724%, 12/20/2035(g)	3,265	182,102

Total Commercial Mortgage-Backed Securities (cost $31,793,622)		28,339,743

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	6,702,992

Consumer Non-Cyclical – 0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)	6,500	6,012,175

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Transportation - Airlines – 0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a)	$5,000	$4,923,000
4.625%, 04/15/2029(a)	2,300	2,189,600

		7,112,600

Total Corporates – Non-Investment Grade (cost $21,527,706)		19,827,767

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 4.107% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	813	809,353
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	255	257,783
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	61	61,610
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	295	299,316
Series 2015-DNA2, Class M3 4.357% (LIBOR 1 Month + 3.90%), 12/25/2027(b)	51	51,449
Series 2019-DNA1, Class M2 3.107% (LIBOR 1 Month + 2.65%), 01/25/2049(a)(b)	1,325	1,331,777
Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	586	586,151
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	432	431,770
Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(b)	181	186,430
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	336	335,800

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	$518	$554,349
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	206	214,183
Series 2016-C05, Class 2M2 4.907% (LIBOR 1 Month + 4.45%), 01/25/2029(b)	608	631,605
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(b)	397	403,808
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(b)	1,070	1,092,632
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	290	294,705
STACR Trust Series 2018-DNA3, Class M2 2.557% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(b)	488	490,325

Total Collateralized Mortgage Obligations (cost $7,218,843)		8,033,046

Total Investments – 99.8% (cost $6,351,188,179)		6,276,447,614
Other assets less liabilities – 0.2%		9,988,209

Net Assets – 100.0%		$6,286,435,823

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	38,450	$(2,167,946)	$(1,854,709)	$(313,237)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,465,855	$	– 0	–	$2,465,855
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	557,411		– 0	–	557,411
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,222,643		– 0	–	1,222,643
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,208,493		– 0	–	1,208,493
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(2,133,348)		– 0	–	(2,133,348)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(2,210,329)		– 0	–	(2,210,329)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,815,153)		(51,549)		(1,763,604)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,731,879)		– 0	–	(1,731,879)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	17,309,104		– 0	–	17,309,104
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	20,500,631		– 0	–	20,500,631
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(4,196,314)		– 0	–	(4,196,314)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	(205,778)		– 0	–	(205,778)
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	3,185,586		– 0	–	3,185,586
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	3,161,773		– 0	–	3,161,773
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	2,049,649		– 0	–	2,049,649
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	2,156,268		– 0	–	2,156,268
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	1,249,367		– 0	–	1,249,367
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(1,100,264)		– 0	–	(1,100,264)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(1,238,232)		– 0	–	(1,238,232)

						$40,435,483		$(51,549)		$40,487,032

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	75,000	01/15/2028	1.092%	3 Month LIBOR	Semi- Annual/Quarterly	$5,430,520	$	– 0	–	$5,430,520
USD	70,000	01/15/2028	1.208%	3 Month LIBOR	Semi- Annual/ Quarterly	4,609,925		– 0	–	4,609,925
USD	81,000	01/15/2031	1.240%	3 Month LIBOR	Semi- Annual/Quarterly	7,379,375		– 0	–	7,379,375
USD	70,250	01/15/2031	1.241%	3 Month LIBOR	Semi- Annual/Quarterly	6,394,280		– 0	–	6,394,280
USD	45,000	01/15/2031	1.323%	3 Month LIBOR	Semi- Annual/Quarterly	3,709,493		– 0	–	3,709,493
USD	54,900	04/15/2032	1.280%	1 Day SOFR	Annual	3,881,689		– 0	–	3,881,689
USD	80,000	02/15/2036	1 Day SOFR	1.589%	Annual	(4,799,660)		– 0	–	(4,799,660)

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	40,000	02/15/2036	1 Day SOFR	1.668%	Annual	$(2,017,296)	$	– 0	–	$(2,017,296)

						$24,588,326	$	– 0	–	$24,588,326

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	483	$(117,624)	$(45,693)	$(71,931)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,604	(390,605)	(195,759)	(194,846)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	107	(26,087)	(12,679)	(13,408)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	265	(64,518)	(25,294)	(39,224)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,265	(795,184)	(383,924)	(411,260)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,301	(803,802)	(315,515)	(488,287)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,966	(1,209,314)	(462,498)	(746,816)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	619	(150,698)	(75,209)	(75,489)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	4,304	(1,048,135)	(389,081)	(659,054)

						$(4,605,967)	$(1,905,652)	$(2,700,315)

*	Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly	$3,761,254	$	– 0	–	$3,761,254

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $233,591,138 or 3.7% of net assets.

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.

(c)	When-Issued or delayed delivery security.

(d)	Non-income producing security.

(e)	Defaulted matured security.

(f)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(g)	IO – Interest Only.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.3% and 0.0%, respectively.

Glossary:

ACA – ACA Financial Guaranty Corporation

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CCRC – Congregate Care Retirement Center

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CIFG – CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

NATL – National Interstate Corporation

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

March 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 95.0%
Long-Term Municipal Bonds – 89.3%
New York – 73.3%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2022-12/15/2026	$4,400	$4,683,795
Battery Park City Authority Series 2013-A 5.00%, 11/01/2022	4,325	4,418,877
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2035-04/01/2037	5,720	5,365,135
4.00%, 04/01/2034-04/01/2040	5,025	5,378,653
5.00%, 04/01/2030-04/01/2033	4,000	4,665,595
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2022-07/01/2023	2,000	2,033,992
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036-06/01/2041(a)	1,850	1,932,895
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023-11/01/2025	3,335	3,507,015
5.25%, 11/01/2029	1,900	2,014,829
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041	525	522,884
City of New York NY Series 2011-A 5.00%, 08/01/2026	10,315	10,359,722
Series 2011-D1 5.00%, 10/01/2024	2,860	2,872,400
Series 2011-E3 5.00%, 08/01/2023	6,855	6,884,721
Series 2012-I 5.00%, 08/01/2022	2,320	2,350,373
Series 2016 0.04%, 08/01/2044(b)	8,070	8,070,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-1 5.00%, 08/01/2025	$1,200	$1,313,215
Series 2017-C 5.00%, 08/01/2023-08/01/2024	2,335	2,469,243
Series 2018-A 5.00%, 08/01/2026	7,690	8,597,332
Series 2018-D 5.00%, 12/01/2038	9,665	10,977,259
Series 2019-B 5.00%, 10/01/2032	4,205	4,926,861
Series 2019-H 5.00%, 01/01/2032	5,615	6,497,075
Series 2020-B 5.00%, 11/01/2027-11/01/2028	10,000	11,530,447
Series 2020-C 5.00%, 08/01/2034-08/01/2038	13,710	15,994,880
Series 2020-I 5.00%, 04/01/2029	1,350	1,577,778
Series 2021-D 1.216%, 08/01/2026	6,000	5,584,848
1.396%, 08/01/2027	5,000	4,587,614
1.623%, 08/01/2028	4,000	3,654,171
County of Albany NY Series 2020-C 5.00%, 11/01/2022-11/01/2023	3,430	3,546,700
County of Monroe NY Series 2015 5.00%, 06/01/2022	4,325	4,352,946
BAM Series 2015 5.00%, 06/01/2022	1,540	1,549,702
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	10,801,760
Series 2017-C 5.00%, 10/01/2026-10/01/2027	22,105	24,992,602
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	1,900	2,085,299
Series 2020-B 5.918%, 07/01/2039(a)	5,070	5,497,487
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2032	4,890	5,375,029

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031-02/15/2032	$22,650	$25,405,357
Series 2021 4.00%, 02/15/2040	5,000	5,416,586
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(c)	1,250	1,203,541
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	9,490	9,405,543
Series 2021-A 4.00%, 09/01/2032	10,940	11,921,460
5.00%, 09/01/2028	1,400	1,634,414
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2027	1,210	1,330,788
Series 2017-B 5.00%, 11/15/2027-11/15/2028	9,020	10,156,294
Series 2017-C 5.00%, 11/15/2027-11/15/2031	57,850	64,238,281
Series 2019-D 5.00%, 09/01/2022	17,490	17,731,540
Series 2019-F 5.00%, 11/15/2022	3,230	3,293,499
AGM Series 2021 0.584% (SOFR + 0.55%), 11/01/2032(d)	3,000	3,002,449
0.834% (SOFR + 0.80%), 11/01/2032(d)	3,715	3,694,323
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2024	14,130	14,419,996
Series 2017-A 5.00%, 11/15/2031	2,060	2,297,156
Series 2022-A 4.00%, 11/15/2038	11,605	12,480,868
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024-12/01/2028	1,720	1,926,677

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	$2,645	$2,577,769
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	4,833,245
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025	2,000	2,077,316
New York City Municipal Water Finance Authority Series 2014 5.00%, 06/15/2022 (Pre-refunded/ETM)	11,350	11,441,135
Series 2014-D 5.00%, 06/15/2029	3,000	3,191,316
Series 2015-F 5.00%, 06/15/2027-06/15/2028	7,830	8,536,903
Series 2015-G 5.00%, 06/15/2028	11,465	12,485,728
Series 2017 5.00%, 06/15/2038	3,725	4,191,702
Series 2017-E 5.00%, 06/15/2037	1,795	2,020,828
Series 2018-AA 5.00%, 06/15/2024	8,280	8,822,786
Series 2019-D 5.00%, 06/15/2024	1,005	1,029,613
Series 2019-F 5.00%, 06/15/2040	6,190	7,081,931
Series 2021-B 4.00%, 06/15/2039	2,000	2,155,708
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2012-S 5.00%, 07/15/2025	7,390	7,468,888
Series 2018-S 5.00%, 07/15/2031-07/15/2032	18,065	20,873,059

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2023-11/01/2024	$10,805	$11,015,824
Series 2012-D 5.00%, 11/01/2023	11,025	11,238,362
Series 2012-E 5.00%, 02/01/2025-02/01/2026	6,600	6,612,808
Series 2014-A 5.00%, 08/01/2027-08/01/2029	6,655	7,094,426
Series 2014-C 5.00%, 11/01/2026	6,345	6,735,410
Series 2014-D1 5.00%, 02/01/2028-02/01/2029	9,535	10,044,899
Series 2015-C 5.00%, 11/01/2026	20,000	21,755,076
Series 2016-B 5.00%, 08/01/2031	2,150	2,381,147
Series 2017-F 5.00%, 05/01/2032	1,220	1,382,583
Series 2020 4.00%, 05/01/2037	3,065	3,256,619
5.00%, 11/01/2027	2,580	2,942,590
Series 2021-A 5.00%, 11/01/2023	7,770	8,165,091
Series 2022 4.00%, 02/01/2040-02/01/2041	16,470	17,372,481
Series 2022-F 4.00%, 02/01/2038(e)	1,000	1,060,527
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	19,443,320
2.625%, 09/15/2069	22,240	21,373,145
2.80%, 09/15/2069	6,470	6,180,344
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	18,048,582
New York State Dormitory Authority Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	42,282
Series 2015-E 5.00%, 03/15/2023 (Pre-refunded/ETM)	4,380	4,522,720

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	$2,775	$3,007,381
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	6,864,314
New York State Dormitory Authority (Cornell University) Series 2019 5.00%, 07/01/2036	1,020	1,305,593
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023-12/01/2026(a)	4,600	4,972,976
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2022-07/01/2026	6,415	6,760,545
New York State Dormitory Authority (Iona College) 2022-2 5.00%, 07/01/2024-07/01/2032(e)	2,900	3,189,679
New York State Dormitory Authority (Multiple School Districts – NY) AGM Series 2020 5.00%, 10/01/2026-10/01/2029	5,185	5,913,200
New York State Dormitory Authority (New York State Sales Tax) Series 2015-A 5.00%, 03/15/2023	2,215	2,286,165
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,124,514
Series 2019-A 5.00%, 07/01/2032	2,975	3,501,659
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023-07/01/2026	2,000	2,152,721
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,201,880

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-A 4.00%, 07/01/2031	$1,400	$1,543,636
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014 5.00%, 02/15/2029	11,385	12,017,075
Series 2014-A 5.00%, 02/15/2028	2,400	2,535,964
Series 2014-C 5.00%, 03/15/2028-03/15/2029	14,495	15,345,551
Series 2015-B 5.00%, 02/15/2023	1,160	1,194,633
Series 2020-D 5.00%, 02/15/2034	9,425	10,969,842
Series 2021 1.187%, 03/15/2026	5,500	5,104,820
Series 2021-A 5.00%, 03/15/2036	3,775	4,439,563
Series 2021-E 5.00%, 03/15/2028	6,000	6,917,504
Series 2022-A 4.00%, 03/15/2042	10,000	10,622,502
AMBAC Series 2005-B 5.50%, 03/15/2023	5,000	5,184,053
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	509,408
New York State Environmental Facilities Corp. (State of New York SRF) Series 2015-D 5.00%, 09/15/2022	7,590	7,720,672
New York State Thruway Authority (New York State Thruway Authority Ded Tax) Series 2012-A 5.00%, 04/01/2025	18,980	19,035,260
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-J 5.00%, 01/01/2026-01/01/2027	33,900	35,648,726
Series 2014-K 5.00%, 01/01/2026-01/01/2028	4,345	4,680,109
Series 2019-M 2.90%, 01/01/2035	8,775	8,209,223

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	$7,250	$7,734,846
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2028	5,010	5,535,322
Series 2020-A 4.00%, 03/15/2038	4,350	4,604,546
Series 2020-E 4.00%, 03/15/2043	4,650	4,864,720
New York State Urban Development Corp. (State of New York Sales Tax Revenue) Series 2021-A 5.00%, 03/15/2036	4,000	4,680,624
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	2,985	3,010,857
Series 2021 2.25%, 08/01/2026	2,000	1,928,525
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027-01/01/2036	30,935	33,858,042
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034-10/31/2041	2,475	2,586,097
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027-12/01/2036	5,705	6,304,099
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,651,889
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	965	985,024
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	1,009,181

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2018-B 3.50%, 11/01/2024(a)	$3,400	$3,425,426
Niagara Falls City School District Series 2016 5.00%, 06/15/2022-06/15/2025	11,580	12,122,065
Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034-07/01/2039(e)	1,100	1,124,954
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	10,480	10,992,629
Series 2014 5.00%, 09/01/2023-09/01/2027	12,510	13,175,045
Series 2014-1 5.00%, 10/15/2023	3,455	3,613,032
Series 2014-186 5.00%, 10/15/2022	5,000	5,093,792
Series 2015 5.00%, 10/15/2022-10/15/2026	16,390	17,481,859
Series 2017 5.00%, 10/15/2028	6,925	7,788,761
Series 2018-2 5.00%, 09/15/2025-09/15/2027	12,350	13,774,137
Series 2019 5.00%, 11/01/2035-11/01/2036	8,345	9,440,520
Series 2020-2 5.00%, 07/15/2033-07/15/2035	18,290	20,941,523
Series 2021-2 4.00%, 07/15/2036	2,690	2,815,147
5.00%, 10/15/2022-10/15/2023	5,750	5,932,060
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,537,228
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	7,602,554
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029-12/01/2034	1,500	1,659,396
Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	1,450	1,434,555
4.00%, 06/01/2035-06/01/2050	8,395	8,794,542
5.00%, 06/01/2034	2,275	2,604,238

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Town of Oyster Bay NY Series 2018 5.00%, 02/15/2023	$2,085	$2,144,146
Triborough Bridge & Tunnel Authority Series 2012-B 5.00%, 11/15/2023	18,000	18,359,311
Series 2013-A 5.00%, 11/15/2028	5,000	5,168,766
Series 2013-B 5.00%, 11/15/2022	7,525	7,696,256
Series 2021-A 5.00%, 11/01/2025	2,400	2,641,251
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,000	16,618,843
Series 2021-A 2.00%, 05/15/2045	9,185	9,167,653
2.511%, 05/15/2035	10,000	9,100,507
Series 2021-C 5.00%, 05/15/2039	5,000	5,891,204
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031-09/01/2033	8,395	9,816,310
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	8,084,805
Series 2020 5.00%, 12/01/2031-12/01/2032	3,800	4,552,230
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	1,140	1,250,878
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2022-06/01/2023	2,000	2,036,927
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026-12/15/2029	34,850	36,671,365

		1,240,254,924

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	$10,000	$10,263,630
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,301	1,273,740

		11,537,370

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,208,791

California – 0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	1,945	1,952,969

Colorado – 1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,496,481
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031-08/01/2034	15,295	17,437,121
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	183,720

		20,117,322

Connecticut – 1.5%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	15,790,219
Series 2018-C 5.00%, 06/15/2027	4,690	5,326,684
Series 2018-F 5.00%, 09/15/2027	4,025	4,591,793

		25,708,696

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida – 0.1%
County of Osceola FL Transportation Revenue Series 2020-A
Zero Coupon, 10/01/2030-10/01/2034	$410	$278,795
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,066,737

		1,345,532

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031-01/01/2035	2,655	2,997,040

Guam – 1.4%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	619,827
3.189%, 10/01/2029	550	509,827
3.339%, 10/01/2030	450	417,868
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028-07/01/2031	4,250	4,696,366
Guam Power Authority Series 2017-A 5.00%, 10/01/2025-10/01/2027	5,435	5,897,630
Territory of Guam Series 2019 5.00%, 11/15/2031	270	289,430
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029-12/01/2032	2,545	2,794,566
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023-11/15/2031	7,150	7,666,647
Series 2021-F 5.00%, 01/01/2030	1,000	1,127,695

		24,019,856

Illinois – 3.3%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,514,004

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022-09/01/2034	$1,580	$1,742,901
Metropolitan Pier & Exposition Authority Series 2012-B 5.00%, 12/15/2028	5,090	5,129,024
Series 2017-B 5.00%, 12/15/2028	2,000	2,202,846
State of Illinois Series 2012 5.00%, 08/01/2023-08/01/2025	10,490	10,727,010
Series 2013 5.50%, 07/01/2025	7,435	7,813,488
Series 2017-A 5.00%, 12/01/2024	2,075	2,212,517
Series 2017-D 5.00%, 11/01/2023-11/01/2024	13,010	13,691,039
Series 2018-A 5.00%, 10/01/2024	2,910	3,092,656
Series 2018-B 5.00%, 05/01/2024	1,405	1,480,247
Town of Cortland IL (Town of Cortland IL Spl Tax) Series 2006 5.50%, 03/01/2017(f)(g)	1,307	26,140

		56,631,872

Kentucky – 0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026-02/01/2031	1,210	1,363,641
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033-08/01/2035	3,190	3,629,254

		4,992,895

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	258,725
6.10%, 06/01/2038-12/01/2040(a)	805	950,502

		1,209,227

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Michigan – 1.2%
City of Detroit MI Series 2018 5.00%, 04/01/2029-04/01/2032	$1,255	$1,366,056
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) Series 2012-A 5.00%, 07/01/2022	3,055	3,083,834
Michigan Strategic Fund (Michigan Strategic Fund-I 75 Improvement Project) Series 2018 5.00%, 12/31/2029-06/30/2032	14,290	15,851,335

		20,301,225

Missouri – 0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025-03/01/2027	395	421,886

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	580	575,816
2.75%, 06/15/2028(a)	715	694,837

		1,270,653

New Jersey – 2.5%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2028 (Pre-refunded/ETM)	1,445	1,488,162
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024-06/15/2027	10,000	10,851,479
Series 2018-A 5.00%, 06/15/2028	11,680	12,927,596
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	3,360	3,761,405

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-B 5.00%, 06/15/2030-06/15/2034	$3,860	$4,308,579
Series 2019-BB1 5.00%, 06/15/2034	2,900	3,227,514
AMBAC Series 2005-B 5.25%, 12/15/2023	4,700	4,938,497

		41,503,232

Ohio – 0.1%
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	1,650	1,654,213

Oklahoma – 0.0%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022	250	251,917

Pennsylvania – 0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023-07/01/2024	3,775	3,957,390

Puerto Rico – 0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024-07/01/2033	3,560	2,550,022
4.00%, 07/01/2033	675	658,945
5.25%, 07/01/2023	930	952,568
5.375%, 07/01/2025	665	701,607
5.625%, 07/01/2027-07/01/2029	1,815	1,999,495
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,444,957
Puerto Rico Highway & Transportation Authority AGC Series 2007-N 5.25%, 07/01/2034-07/01/2036	3,095	3,245,378
AGM Series 2007-C 5.50%, 07/01/2031	1,000	1,063,379

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	$1,822	$1,707,947

		14,324,298

South Carolina – 0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	2,125	2,277,338
5.00%, 12/01/2040	2,500	2,910,358

		5,187,696

Tennessee – 0.5%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031-08/01/2034	3,500	3,991,488
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,690	4,989,350

		8,980,838

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,909,683
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,771,561

		6,681,244

Washington – 0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032-08/01/2034	7,280	8,290,510
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	988	976,293

		9,266,803

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin – 0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022-10/01/2029(a)	$4,810	$5,138,864

Total Long-Term Municipal Bonds (cost $1,533,764,415)		1,510,916,753

Short-Term Municipal Notes – 5.7%
New York – 5.5%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 0.49%, 04/01/2045(b)	1,745	1,745,000
City of New York NY Series 2008-L 0.38%, 04/01/2038(b)	530	530,000
Series 2009-B 0.47%, 09/01/2027(b)	5,850	5,850,000
Series 2016 0.04%, 08/01/2044(b)	925	925,000
Dutchess County Industrial Development Agency (Marist College) Series 2008 0.50%, 07/01/2038(b)	1,295	1,295,000
Evans-Brant Central School District Series 2021-C 1.50%, 06/24/2022	10,000	10,012,775
Metropolitan Transportation Authority Series 2021 0.464% (SOFR + 0.43%), 11/01/2026(d)	2,085	2,044,305
New York City Health and Hospitals Corp.
Series 2008-B 0.48%, 02/15/2031(b)	10,000	10,000,000
Series 2008-E 0.47%, 02/15/2026(b)	2,520	2,520,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 0.47%, 02/15/2031(b)	2,000	2,000,000
New York City Housing Development Corp. Series 2008 0.40%, 04/15/2035(b)	4,200	4,200,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 0.45%, 10/15/2041(b)	$8,800	$8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 0.40%, 04/01/2031(b)	1,300	1,300,000
New York City Municipal Water Finance Authority Series 2015-F 0.38%, 06/15/2035(b)	3,195	3,195,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 0.40%, 11/15/2036(b)	2,345	2,345,000
New York State Housing Finance Agency Series 2006 0.45%, 11/15/2036(b)	6,400	6,400,000
New York State Housing Finance Agency (42nd and 10th Associates LLC) Series 2012 0.49%, 11/01/2041(b)	1,835	1,835,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 0.47%, 05/01/2044(b)	3,140	3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 0.40%, 05/01/2035(b)	2,200	2,200,000
New York State Housing Finance Agency (River Terrace Associates LLC) Series 2004 0.45%, 05/15/2034(b)	5,500	5,500,000
Triborough Bridge & Tunnel Authority Series 2018-C 0.34%, 01/01/2032(b)	7,570	7,570,000
Series 2021-B 0.414% (SOFR + 0.38%), 01/01/2032(d)	5,096	5,092,598
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 0.49%, 07/01/2032(b)	2,955	2,955,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wappingers Central School District
Series 2021 2.00%, 08/11/2022	$2,210	$2,214,882

		93,669,560

Ohio – 0.2%
State of Ohio
Series 2004 0.48%, 02/01/2023	3,020	3,020,000

Total Short-Term Municipal Notes (cost $96,766,274)		96,689,560

Total Municipal Obligations (cost $1,630,530,689)		1,607,606,313

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.2%
Risk Share Floating Rate – 0.2%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	143	145,102
Series 2014-DN3, Class M3 4.457% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	121	122,341
Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	135	134,687
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	124	124,459
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	121	120,544
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	319	340,868
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(d)	77	80,674
Series 2016-C03, Class 1M2 5.757% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	120	124,525

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(d)	$853	$868,800
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(d)	179	183,204
Series 2017-C05, Class 1M2 2.657% (LIBOR 1 Month + 2.20%), 01/25/2030(d)	141	142,060
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(d)	149	151,597

Total Collateralized Mortgage Obligations (cost $2,419,431)		2,538,861

GOVERNMENTS - TREASURIES – 0.1%
United States – 0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,492,630)	2,377	2,408,198

COMMERCIAL MORTGAGE-BACKED SECURITY – 0.0%
Agency CMBS – 0.0%
Washington State Housing Finance Commission Series 2021-1, Class X 0.724%, 12/20/2035(i) (cost $54,936)	989	55,182

Total Investments – 95.3% (cost $1,635,497,686)		1,612,608,554
Other assets less liabilities – 4.7%		80,368,688

Net Assets – 100.0%		$1,692,977,242

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$691,642	$	– 0	–	$691,642
USD	4,070	01/15/2025	4.028%	CPI#	Maturity	148,863		– 0	–	148,863
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	342,937		– 0	–	342,937
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	338,967		– 0	–	338,967
USD	16,830	01/15/2026	CPI#	3.720%	Maturity	(680,133)		– 0	–	(680,133)
USD	10,700	01/15/2027	CPI#	3.466%	Maturity	(491,700)		(13,962)		(477,738)
USD	10,500	01/15/2027	CPI#	3.320%	Maturity	(580,211)		– 0	–	(580,211)
USD	8,430	01/15/2027	CPI#	3.323%	Maturity	(464,221)		– 0	–	(464,221)
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	5,454,176		– 0	–	5,454,176
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	5,465,895		– 0	–	5,465,895
USD	27,050	01/15/2029	CPI#	3.290%	Maturity	(1,197,113)		– 0	–	(1,197,113)
USD	10,810	01/15/2029	CPI#	3.735%	Maturity	(54,925)		– 0	–	(54,925)
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	856,340		– 0	–	856,340
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	849,939		– 0	–	849,939
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	558,202		– 0	–	558,202
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	571,411		– 0	–	571,411
USD	5,150	01/15/2031	2.989%	CPI#	Maturity	335,117		– 0	–	335,117
USD	5,600	01/15/2032	CPI#	3.064%	Maturity	(296,225)		– 0	–	(296,225)
USD	5,400	04/15/2032	CPI#	2.909%	Maturity	(365,380)		– 0	–	(365,380)

						$11,483,581		$(13,962)		$11,497,543

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	24,250	01/15/2028	1.208%	3 Month LIBOR	Semi- Annual/ Quarterly	$1,597,010	$	– 0	–	$1,597,010
USD	19,500	01/15/2028	1.117%	3 Month LIBOR	Semi- Annual/ Quarterly	1,384,523		– 0	–	1,384,523
USD	15,000	01/15/2028	1.173%	3 Month LIBOR	Semi- Annual/ Quarterly	1,005,987		– 0	–	1,005,987
USD	19,000	01/15/2031	1.240%	3 Month LIBOR	Semi- Annual/ Quarterly	1,730,965		– 0	–	1,730,965
USD	15,000	01/15/2031	1.241%	3 Month LIBOR	Semi- Annual/ Quarterly	1,365,327		– 0	–	1,365,327
USD	8,000	01/15/2031	1.323%	3 Month LIBOR	Semi- Annual/ Quarterly	659,465		– 0	–	659,465

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	13,400	04/15/2032	1.280%	1 Day SOFR	Annual	$947,443	$	– 0	–	$947,443
USD	27,500	02/15/2036	1 Day SOFR	1.589%	Annual	(1,649,883)		– 0	–	(1,649,883)
USD	7,000	02/15/2036	1 Day SOFR	1.654%	Annual	(364,966)		– 0	–	(364,966)
USD	2,670	02/15/2041	1.868%	3 Month LIBOR	Semi- Annual/ Quarterly	209,353		– 0	–	209,353

						$6,885,224	$	– 0	–	$6,885,224

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	162	$(39,363)	$(15,291)	$(24,072)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	536	(130,434)	(65,369)	(65,065)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	35	(8,618)	(4,189)	(4,429)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	89	(21,661)	(8,492)	(13,169)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,092	(265,994)	(128,425)	(137,569)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,101	(268,089)	(105,232)	(162,857)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,659	(403,881)	(154,463)	(249,418)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	207	(50,311)	(25,109)	(25,202)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,438	(350,077)	(129,953)	(220,124)

						$(1,538,428)	$(636,523)	$(901,905)

*	Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,117,321	$	– 0	–	$1,117,321

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $33,930,787 or 2.0% of net assets.

(b)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.07% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019
5.25%, 01/01/2024	11/13/2014	$1,250,606	$1,203,541	0.07%

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.

(e)	When-Issued or delayed delivery security.

(f)	Defaulted matured security.

(g)	Non-income producing security.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(i)	IO – Interest Only.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.9% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES

March 31, 2022 (unaudited)

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,253,192,499		$6,276,447,614		$1,612,608,554
Cash	17,241,392		51,588,851		68,019,640
Cash collateral due from broker	3,790,954		15,137,651		2,970,287
Receivables:
Interest	16,080,211		69,572,343		18,601,657
Investment securities sold	– 0	–	435,000		1,457,817
Capital shares sold	2,093,983		11,381,027		946,374
Variation margin on centrally cleared swaps	112,011		– 0	–	– 0	–
Unrealized appreciation of interest rate swaps	815,618		3,761,254		1,117,321

Total assets	1,293,326,668		6,428,323,740		1,705,721,650

Liabilities
Cash collateral due to broker	780,000		4,130,000		1,320,000
Payables:
Dividends to shareholders	631,511		3,650,322		918,585
Investment securities purchased	26,767,019		108,301,488		5,704,123
Capital shares redeemed	1,830,598		18,228,521		2,208,491
Management fee	454,320		1,880,208		588,794
Custody and accounting fees payable	202,937		– 0	–	– 0	–
Shareholder servicing fee	97,584		435,709		130,525
Distribution fee	17,420		77,781		28,833
Variation margin on centrally cleared swaps	– 0	–	41,608		19,088
Transfer Agent fee	5,602		49,897		4,978
Accrued expenses	69,239		486,416		282,563
Market value on credit default swaps(a)	1,101,705		4,605,967		1,538,428

Total liabilities	31,957,935		141,887,917		12,744,408

Net Assets	$1,261,368,733		$6,286,435,823		$1,692,977,242

Cost of investments	$1,276,292,998		$6,351,188,179		$1,635,497,686

Net Assets Consist of:
Capital stock, at par	$90,706		$446,768		$124,766
Additional paid-in capital	1,277,008,374		6,320,776,055		1,718,320,874
Accumulated loss	(15,730,347)		(34,787,000)		(25,468,398)

	$1,261,368,733		$6,286,435,823		$1,692,977,242

(a)	Net premiums received of $462,453, $1,905,652 and $636,523, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$1,132,285,760	$5,030,540,091	$1,518,815,263
Shares of capital stock outstanding	81,423,899	357,529,683	111,925,828

Net asset value, offering and redemption price per share	$13.91	$14.07	$13.57

Class A Shares
Net Assets	$63,110,982	$287,639,904	$103,341,643
Shares of capital stock outstanding	4,537,990	20,428,412	7,618,081

Net asset value and redemption price per share	$13.91	$14.08	$13.57
Sales charge – 3.00% of public offering price	0.43	0.44	0.42

Maximum offering price	$14.34	$14.52	$13.99

Class C Shares
Net Assets	$4,328,812	$15,738,811	$7,316,779
Shares of capital stock outstanding	311,316	1,118,183	539,365

Net asset value and offering price per share	$13.90	$14.08	$13.57

Advisor Class Shares
Net Assets	$61,643,179	$448,057,048	$63,503,557
Shares of capital stock outstanding	4,432,754	31,865,499	4,682,374

Net asset value and offering price per share	$13.91	$14.06	$13.56

Class Z Shares
Net Assets		$504,459,969
Shares of capital stock outstanding		35,826,091

Net asset value and offering price per share		$14.08

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2022

California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$14,355,188	$74,309,371	$20,400,304

Total income	14,355,188	74,309,371	20,400,304

Expenses:
Management fee (see Note 2A)	2,795,346	11,400,228	3,582,191
Shareholder servicing fee (see Note 2B)	601,134	2,668,202	795,027
Custody and accounting fees	89,972	132,754	92,197
Transfer Agent fee – Non-Retail Class	13,988	63,252	19,540
Transfer Agent fee – Class A	10,380	51,097	20,580
Transfer Agent fee – Class C	723	2,714	1,609
Transfer Agent fee – Advisor Class	12,057	72,560	12,580
Transfer Agent fee – Class Z	– 0	–	51,763	– 0	–
Distribution fees – Class A	87,409	415,372	138,943
Distribution fees – Class C	23,895	85,338	41,626
Directors’ fees and expenses	27,536	135,056	36,029
Auditing and tax fees	22,414	95,938	28,063
Legal fees	20,072	78,705	25,185
Registration fees	14,442	82,758	25,231
Printing fees	16,469	40,781	19,462
Miscellaneous	34,997	58,826	34,635

Total expenses	3,770,834	15,435,344	4,872,898

Net investment income	10,584,354	58,874,027	15,527,406

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	1,564,867	(1,616,459)	155,173
Swaps	(1,930,344)	(5,421,784)	(4,339,228)

Net realized loss on investment transactions	(365,477)	(7,038,243)	(4,184,055)

Net change in unrealized appreciation/depreciation of:
Investments	(72,088,173)	(361,765,577)	(92,687,503)
Swaps	7,578,917	32,640,151	10,590,627

Net change in unrealized appreciation/depreciation of investments	(64,509,256)	(329,125,426)	(82,096,876)

Net realized and unrealized loss on investment transactions	(64,874,733)	(336,163,669)	(86,280,931)

Net Decrease in Net Assets Resulting from Operations	$(54,290,379)	$(277,289,642)	$(70,753,525)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Six Months Ended 3/31/22 (Unaudited)	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$10,584,354	$23,243,006
Net realized gain (loss) on investment transactions	(365,477)	10,017,390
Net change in unrealized appreciation/depreciation of investments	(64,509,256)	(3,211,963)

Net increase (decrease) in net assets resulting from operations	(54,290,379)	30,048,433

Distributions to Shareholders
Municipal Class	(8,838,187)	(20,551,446)
Class A	(448,507)	(1,218,820)
Class C	(12,732)	(42,371)
Advisor Class	(617,342)	(1,192,399)

Total distributions to shareholders	(9,916,768)	(23,005,036)

Capital-Share Transactions:
Net proceeds from sales of shares	152,776,972	351,799,964
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	7,331,101	17,652,625

Total proceeds from shares sold	160,108,073	369,452,589
Cost of shares redeemed	(227,023,749)	(376,795,028)

Net decrease in net assets from capital-share transactions	(66,915,676)	(7,342,439)

Net decrease in net assets	(131,122,823)	(299,042)
Net Assets:
Beginning of period	1,392,491,556	1,392,790,598

End of period	$1,261,368,733	$1,392,491,556

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Diversified Municipal Portfolio
	Six Months Ended 3/31/22 (Unaudited)	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,874,027	$122,937,403
Net realized gain (loss) on investment transactions	(7,038,243)	25,532,577
Net change in unrealized appreciation/depreciation of investments	(329,125,426)	26,639,009

Net increase (decrease) in net assets resulting from operations	(277,289,642)	175,108,989

Distributions to Shareholders
Municipal Class	(45,396,592)	(98,560,802)
Class A	(2,515,992)	(5,318,015)
Class C	(65,240)	(267,652)
Advisor Class	(4,152,978)	(8,070,840)
Class Z	(4,487,846)	(9,473,236)

Total distributions to shareholders	(56,618,648)	(121,690,545)

Capital-Share Transactions:
Net proceeds from sales of shares	673,822,462	1,559,834,308
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	42,354,117	93,318,204

Total proceeds from shares sold	716,176,579	1,653,152,512
Cost of shares redeemed	(816,580,936)	(1,214,382,457)

Net increase (decrease) in net assets from capital-share transactions	(100,404,357)	438,770,055

Net increase (decrease) in net assets	(434,312,647)	492,188,499
Net Assets:
Beginning of period	6,720,748,470	6,228,559,971

End of period	$6,286,435,823	$6,720,748,470

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Six Months Ended 3/31/22 (Unaudited)	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$15,527,406	$33,473,749
Net realized gain (loss) on investment transactions	(4,184,055)	3,330,397
Net change in unrealized appreciation/depreciation of investments	(82,096,876)	23,923,283

Net increase (decrease) in net assets resulting from operations	(70,753,525)	60,727,429

Distributions to Shareholders
Municipal Class	(13,627,142)	(29,883,364)
Class A	(845,692)	(1,927,269)
Class C	(32,003)	(137,544)
Advisor Class	(602,043)	(1,180,116)

Total distributions to shareholders	(15,106,880)	(33,128,293)

Capital-Share Transactions:
Net proceeds from sales of shares	112,105,980	305,015,834
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	11,555,727	25,604,257

Total proceeds from shares sold	123,661,707	330,620,091
Cost of shares redeemed	(144,670,862)	(346,489,408)

Net decrease in net assets from capital-share transactions	(21,009,155)	(15,869,317)

Net increase (decrease) in net assets	(106,869,560)	11,729,819
Net Assets:
Beginning of period	1,799,846,802	1,788,116,983

End of period	$1,692,977,242	$1,799,846,802

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

March 31, 2022 (unaudited)

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, Class C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios each with its own investment objective. Class B and Class T shares have been authorized but currently are not offered. Class Z shares for California Municipal Portfolio and New York Municipal Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance

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NOTES TO FINANCIAL STATEMENTS (continued)

with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized

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NOTES TO FINANCIAL STATEMENTS (continued)

modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2022:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,105,107,680	$0	(a)	$1,105,107,680
Short-Term Municipal Notes		– 0	–	129,368,970	– 0	–	129,368,970

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NOTES TO FINANCIAL STATEMENTS (continued)

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Commercial Mortgage-Backed Securities	$	– 0	–	$15,072,152	$	– 0	–	$15,072,152
Governments – Treasuries		– 0	–	2,376,791		– 0	–	2,376,791
Collateralized Mortgage Obligations		– 0	–	1,266,906		– 0	–	1,266,906

Total Investments in Securities		– 0	–	1,253,192,499		0	(a)	1,253,192,499
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	11,976,772		– 0	–	11,976,772	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	8,097,153		– 0	–	8,097,153	(c)
Interest Rate Swaps		– 0	–	815,618		– 0	–	815,618
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(1,471,548)		– 0	–	(1,471,548	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(3,200,686)		– 0	–	(3,200,686	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,331,648)		– 0	–	(2,331,648	)(c)
Credit Default Swaps		– 0	–	(1,101,705)		– 0	–	(1,101,705)

Total	$	– 0	–	$1,265,976,455		$0	(a)	$1,265,976,455

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$5,643,797,743	$	– 0	–	$5,643,797,743
Short-Term Municipal Notes		– 0	–	512,450,333		– 0	–	512,450,333
Corporates – Investment Grade		– 0	–	63,998,982		– 0	–	63,998,982
Commercial Mortgage-Backed Securities		– 0	–	28,339,743		– 0	–	28,339,743
Corporates – Non-Investment Grade		– 0	–	19,827,767		– 0	–	19,827,767
Collateralized Mortgage Obligations		– 0	–	8,033,046		– 0	–	8,033,046

Total Investments in Securities		– 0	–	6,276,447,614		– 0	–	6,276,447,614

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Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps	$	– 0	–	$55,066,780	$	– 0	–	$55,066,780	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	31,405,282		– 0	–	31,405,282	(c)
Interest Rate Swaps		– 0	–	3,761,254		– 0	–	3,761,254
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(2,167,946)		– 0	–	(2,167,946	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(14,631,297)		– 0	–	(14,631,297	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(6,816,956)		– 0	–	(6,816,956	)(c)
Credit Default Swaps		– 0	–	(4,605,967)		– 0	–	(4,605,967)

Total	$	– 0	–	$6,338,458,764	$	– 0	–	$6,338,458,764

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,510,916,753	$	– 0	–	$1,510,916,753
Short-Term Municipal Notes		– 0	–	96,689,560		– 0	–	96,689,560
Collateralized Mortgage Obligations		– 0	–	2,538,861		– 0	–	2,538,861
Governments – Treasuries		– 0	–	2,408,198		– 0	–	2,408,198
Commercial Mortgage-Backed Securities		– 0	–	55,182		– 0	–	55,182

Total Investments in Securities		– 0	–	1,612,608,554		– 0	–	1,612,608,554
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	15,613,489		– 0	–	15,613,489	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	8,900,073		– 0	–	8,900,073	(c)
Interest Rate Swaps		– 0	–	1,117,321		– 0	–	1,117,321
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(4,129,908)		– 0	–	(4,129,908	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,014,849)		– 0	–	(2,014,849	)(c)
Credit Default Swaps		– 0	–	(1,538,428)		– 0	–	(1,538,428)

Total	$	– 0	–	$1,630,556,252	$	– 0	–	$1,630,556,252

(a)	The Portfolio held securities with zero market value at period end.

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(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of March 31, 2022, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery

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basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in

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the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio		First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the six months ended March 31, 2022, the compensation retained by ABIS amounted to: California Municipal Portfolio, $8,870; Diversified Municipal Portfolio, $79,377; and New York Municipal Portfolio, $9,728.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

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C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
California Municipal	$1,333,025
Diversified Municipal	3,262,077
New York Municipal	2,416,324

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

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E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended March 31, 2022, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class C
California Municipal	$ – 0	–	$3,971		$5,757
Diversified Municipal	– 0	–	12,259		2,059
New York Municipal	– 0	–	– 0	–	143

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2022, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$111,223,860	$	– 0	–	$147,391,503	$1,337,585
Diversified Municipal	487,058,508		7,799,858		335,463,599	6,085,629
New York Municipal	108,641,948		– 0	–	163,488,185	2,053,577

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly,, gross unrealized appreciation and unrealized depreciation are as follows:

	Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Appreciation	(Depreciation)
California Municipal	$31,780,224	$(40,355,177)	$(8,574,953)
Diversified Municipal	157,126,075	(166,043,580)	(8,917,505)
New York Municipal	40,970,771	(45,261,720)	(4,290,949)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission

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merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”)

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amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2022, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2022, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

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Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2022, the Portfolios held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC

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counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2022, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Unrealized depreciation on credit default swap contracts	$212,618	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$20,083,431	*	Receivable/Payable for variation margin on centrally cleared swaps	5,521,633	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	815,618

Credit contracts				Market value on credit default swaps	1,101,705

Total		$20,899,049			$6,835,956

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(2,646,431)	$7,576,822

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	716,087	2,095

Total		$(1,930,344)	$7,578,917

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Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Unrealized depreciation on credit default swap contracts	$313,237	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$86,472,062	*	Receivable/Payable for variation margin on centrally cleared swaps	21,396,704	*
Interest rate contracts	Unrealized appreciation on interest rate swaps	3,761,254

Credit contracts				Market value on credit default swaps	4,605,967

Total		$90,233,316			$26,315,908

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(6,984,819)	$32,054,113

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,563,035	586,038

Total		$(5,421,784)	$32,640,151

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New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$24,513,562	*	Receivable/Payable for variation margin on centrally cleared swaps	$6,130,795	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,117,321

Credit contracts				Market value on credit default swaps	1,538,428

Total		$25,630,883			$7,669,223

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(4,674,544)	$10,290,264

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	335,316	300,363

Total		$(4,339,228)	$10,590,627

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$21,248,571
Centrally Cleared Interest Rate Swaps:
Average notional amount	$143,365,714
Centrally Cleared Inflation Swaps:
Average notional amount	$127,550,000
Credit Default Swaps:
Average notional amount of sale contracts	$4,695,923
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$37,015,000

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Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$97,988,571
Centrally Cleared Interest Rate Swaps:
Average notional amount	$531,484,286
Centrally Cleared Inflation Swaps:
Average notional amount	$583,982,857
Credit Default Swaps:
Average notional amount of sale contracts	$19,632,531
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$62,685,000

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$29,108,571
Centrally Cleared Interest Rate Swaps:
Average notional amount	$176,591,429
Centrally Cleared Inflation Swaps:
Average notional amount	$164,984,286
Credit Default Swaps:
Average notional amount of sale contracts	$6,557,414
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,300,000

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$815,618	$(354,036)	$(261,000)	$	– 0	–	$200,582

Total	$815,618	$(354,036)	$(261,000)	$	– 0	–	$200,582	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$354,036	$(354,036)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	497,048	– 0	–		(497,048)			– 0	–		– 0	–
Goldman Sachs International	250,621	– 0	–		– 0	–		(250,621)			– 0	–

Total	$1,101,705	$(354,036)			$(497,048)			$(250,621)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Diversified Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$3,761,254	$(508,229)	$(3,253,025)	$	– 0	–	$	– 0	–

Total	$3,761,254	$(508,229)	$(3,253,025)	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$508,229	$(508,229)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	2,898,905	– 0	–		(2,898,905)			– 0	–		– 0	–
Goldman Sachs International	1,198,833	– 0	–		(1,198,833)			– 0	–		– 0	–

Total	$4,605,967	$(508,229)			$(4,097,738)		$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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New York Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc	$1,117,321	$(169,797)	$(947,524)	$	– 0	–	$	– 0	–

Total	$1,117,321	$(169,797)	$(947,524)	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$169,797	$(169,797)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	968,243	– 0	–		(715,200)			(253,043)			– 0	–
Goldman Sachs International	400,388	– 0	–		– 0	–		(400,388)			– 0	–

Total	$1,538,428	$(169,797)			$(715,200)			$(653,431)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

Portfolio	2021		2020
California Municipal
Distributions paid from:
Ordinary income	$412,224		$1,183,018
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	412,224		1,183,018
Tax exempt distributions	22,592,812		25,653,328

Total distributions paid	$23,005,036		$26,836,346

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Portfolio	2021		2020
Diversified Municipal
Distributions paid from:
Ordinary income	$3,286,540		$5,117,332
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	3,286,540		5,117,332
Tax exempt distributions	118,404,005		135,050,172

Total distributions paid	$121,690,545		$140,167,504

New York Municipal
Distributions paid from:
Ordinary income	$965,122		$1,513,510
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	965,122		1,513,510
Tax exempt distributions	32,163,171		37,764,855

Total distributions paid	$33,128,293		$39,278,365

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income(a)			Accumulated Capital and Other Losses(b)	Unrealized Appreciation (Depreciation)(c)	Total Accumulated Earnings/ (Deficit)(d)
California Municipal	$	– 0	–	$(8,158,976)	$57,194,607	$49,035,631
Diversified Municipal		613,303		(23,825,358)	325,399,381	302,187,326
New York Municipal		191,004		(18,391,067)	79,419,238	61,219,175

a)	Includes tax exempt income as shown below:

Diversified Municipal	$613,303
New York Municipal	$191,004

(b)

As of September 30, 2021, certain Portfolios had capital loss carryforwards for federal income tax purposes. During the fiscal year ended September 30, 2021, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio utilized capital loss carryforwards of $10,135,979, $26,009,082 and $3,326,569 respectively, to offset current year net realized gains. As of September 30, 2021, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio deferred $458,285, $2,408,792 and $806,287 respectively, in qualified late-year losses. These losses will be treated as arising on October 1, 2021.

c)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the tax treatment of swaps.

(d)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of dividends payable to shareholders.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

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As of March 31, 2022, the following Portfolios had net capital loss carryforwards which will expire as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$6,351,954	$1,348,737
Diversified Municipal	21,416,566	– 0	–
New York Municipal	7,756,028	9,828,752

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of the Portfolios’ investments in fixed-income securities. When interest rates rise, the value of the Portfolios’ existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with changes in interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

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Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invests in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can

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decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The California Municipal and New York Municipal Portfolios are not “diversified”. This means that the Portfolios can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolio to liquidate its assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolio’s net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Fund. Use of derivatives may have different tax consequences for the Portfolios than an

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investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because it is an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to

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countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolios’ shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which

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regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational

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disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

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NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

Share transactions for each Portfolio for the six months ended March 31, 2022 and the year ended September 30, 2021, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21

Municipal Class Shares
Shares sold	8,171,539	19,982,069	$118,125,256	$293,044,170

Shares issued to shareholders on reinvestment of dividends	459,890	1,090,793	6,624,764	15,982,582

Shares redeemed	(11,394,284)	(22,550,649)	(164,322,248)	(330,321,867)

Net decrease	(2,762,855)	(1,477,787)	$(39,572,228)	$(21,295,115)

Class A Shares
Shares sold	222,464	940,394	$3,188,337	$13,771,691

Shares issued to shareholders on reinvestment of dividends	19,513	55,191	281,258	808,608

Shares converted from Class C	6,924	131,264	100,852	1,921,098

Shares redeemed	(932,565)	(1,574,539)	(13,446,819)	(23,093,266)

Net decrease	(683,664)	(447,690)	$(9,876,372)	$(6,591,869)

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	California Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21

Class C Shares
Shares sold	48,265	141,129	$703,355	$2,063,877

Shares issued to shareholders on reinvestment of dividends	493	1,942	7,097	28,429

Shares converted to Class A	(6,924)	(131,267)	(100,852)	(1,921,098)

Shares redeemed	(61,332)	(134,690)	(882,449)	(1,971,831)

Net decrease	(19,498)	(122,886)	$(272,849)	$(1,800,623)

Advisor Class Shares
Shares sold	2,145,326	2,797,559	$30,659,172	$40,999,128

Shares issued to shareholders on reinvestment of dividends	29,013	56,837	417,982	833,006

Shares redeemed	(3,407,156)	(1,330,980)	(48,271,381)	(19,486,966)

Net increase (decrease)	(1,232,817)	1,523,416	$(17,194,227)	$22,345,168

	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21

Municipal Class Shares
Shares sold	30,020,781	73,607,966	$439,857,453	$1,093,125,452

Shares issued to shareholders on reinvestment of dividends	2,333,317	5,111,537	34,094,293	75,879,414

Shares redeemed	(38,963,517)	(57,770,058)	(566,530,428)	(857,673,588)

Net increase (decrease)	(6,609,419)	20,949,445	$(92,578,682)	$311,331,278

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	Diversified Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21

Class A Shares
Shares sold	2,027,715	8,229,620	$29,783,623	$122,336,323

Shares issued to shareholders on reinvestment of dividends	101,201	220,597	1,480,016	3,277,635

Shares converted from Class C	76,730	1,023,362	1,121,448	15,211,937

Shares redeemed	(5,400,065)	(4,311,216)	(78,551,608)	(64,037,021)

Net increase (decrease)	(3,194,419)	5,162,363	$(46,166,521)	$76,788,874

Class C Shares
Shares sold	93,945	301,438	$1,355,317	$4,464,752

Shares issued to shareholders on reinvestment of dividends	3,440	13,520	50,265	200,537

Shares converted to Class A	(76,741)	(1,023,988)	(1,121,448)	(15,211,937)

Shares redeemed	(154,528)	(405,947)	(2,255,419)	(6,032,366)

Net decrease	(133,884)	(1,114,977)	$(1,971,285)	$(16,579,014)

Advisor Class Shares
Shares sold	8,523,543	13,792,657	$124,212,474	$204,707,508

Shares issued to shareholders on reinvestment of dividends	191,089	356,998	2,789,338	5,297,134

Shares redeemed	(7,699,684)	(9,015,014)	(111,236,729)	(133,843,446)

Net increase	1,014,948	5,134,641	$15,765,083	$76,161,196

Class Z Shares
Shares sold	5,346,860	8,059,482	$77,492,147	$119,988,336

Shares issued to shareholders on reinvestment of dividends	269,504	583,322	3,940,205	8,663,484

Shares redeemed	(3,903,278)	(9,253,954)	(56,885,304)	(137,584,099)

Net increase (decrease)	1,713,086	(611,150)	$24,547,048	$(8,932,279)

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares		Amount
	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21	Six Months Ended 3/31/22 (unaudited)	Year Ended 9/30/21

Municipal Class Shares
Shares sold	6,908,646	18,171,016	$97,461,885	$259,243,369

Shares issued to shareholders on reinvestment of dividends	750,313	1,644,557	10,574,744	23,484,985

Shares redeemed	(8,483,296)	(20,055,429)	(119,254,367)	(286,380,791)

Net decrease	(824,337)	(239,856)	$(11,217,738)	$(3,652,437)

Class A Shares
Shares sold	170,190	1,142,049	$2,362,721	$16,280,053

Shares issued to shareholders on reinvestment of dividends	38,878	85,477	547,904	1,219,720

Shares converted from Class C	26,687	675,324	378,902	9,671,456

Shares redeemed	(798,421)	(2,123,188)	(11,210,382)	(30,214,231)

Net decrease	(562,666)	(220,338)	$(7,920,855)	$(3,043,002)

Class C Shares
Shares sold	21,887	38,046	$312,113	$544,495

Shares issued to shareholders on reinvestment of dividends	1,755	7,441	24,745	105,971

Shares converted to Class A	(26,684)	(675,309)	(378,902)	(9,671,456)

Shares redeemed	(88,011)	(151,700)	(1,233,520)	(2,152,932)

Net decrease	(91,053)	(781,522)	$(1,275,564)	$(11,173,922)

Advisor Class Shares
Shares sold	822,540	1,349,204	$11,590,359	$19,276,461

Shares issued to shareholders on reinvestment of dividends	28,985	55,610	408,334	793,581

Shares redeemed	(900,137)	(1,275,182)	(12,593,691)	(18,069,998)

Net increase (decrease)	(48,612)	129,632	$(594,998)	$2,000,044

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 7.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.60		$ 14.52	$ 14.44	$ 13.99	$ 14.33	$ 14.59

Income From Investment Operations

Net investment income(a)	.10		.22	.26	.28	.28	.27

Net realized and unrealized gain (loss) on investment transactions	(.70)		.07	.08	.46	(.34)	(.26)

Total from investment operations	(.60)		.29	.34	.74	(.06)	.01

Less: Dividends

Dividends from net investment income	(.09)		(.21)	(.26)	(.29)	(.28)	(.27)

Net asset value, end of period	$ 13.91		$ 14.60	$ 14.52	$ 14.44	$ 13.99	$ 14.33

Total Return

Total investment return based on net asset value(b)	(4.11)%		2.03%	2.39%	5.30%	(.33)%	.04%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$63,111		$76,220	$82,318	$73,875	$77,469	$83,361

Average net assets (000 omitted)	$70,120		$83,485	$79,385	$66,990	$85,754	$85,429

Ratio to average net assets of:

Expenses	.73	%(c)	.73%	.73%	.73%	.75%	.76%

Net investment income	1.38	%(c)	1.48%	1.79%	1.98%	1.98%	1.90%

Portfolio turnover rate	9%		27%	16%	24%	38%	17%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.59		$ 14.52	$ 14.44	$ 13.98	$ 14.32	$ 14.59

Income From Investment Operations

Net investment income(a)	.05		.11	.15	.18	.17	.17

Net realized and unrealized gain (loss) on investment transactions	(.70)		.06	.08	.46	(.33)	(.28)

Total from investment operations	(.65)		.17	.23	.64	(.16)	(.11)

Less: Dividends

Dividends from net investment income	(.04)		(.10)	(.15)	(.18)	(.18)	(.16)

Net asset value, end of period	$ 13.90		$ 14.59	$ 14.52	$ 14.44	$ 13.98	$ 14.32

Total Return

Total investment return based on net asset value(b)	(4.47)%		1.19%	1.62%	4.59%	(1.15)%	(.71)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$4,329		$4,828	$6,586	$10,910	$11,886	$17,028

Average net assets (000 omitted)	$4,792		$5,934	$9,405	$11,297	$14,022	$20,405

Ratio to average net assets of:

Expenses	1.48	%(c)	1.48%	1.48%	1.49%	1.50%	1.52%

Net investment income	.63	%(c)	.73%	1.05%	1.24%	1.23%	1.16%

Portfolio turnover rate	9%		27%	16%	24%	38%	17%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.60		$ 14.52	$ 14.44	$ 13.99	$ 14.32	$ 14.59

Income From Investment Operations

Net investment income(a)	.12		.25	.29	.31	.32	.31

Net realized and unrealized gain (loss) on investment transactions	(.70)		.08	.08	.46	(.33)	(.27)

Total from investment operations	(.58)		.33	.37	.77	(.01)	.04

Less: Dividends

Dividends from net investment income	(.11)		(.25)	(.29)	(.32)	(.32)	(.31)

Net asset value, end of period	$ 13.91		$ 14.60	$ 14.52	$ 14.44	$ 13.99	$ 14.32

Total Return

Total investment return based on net asset value(b)	(3.99)%		2.28%	2.65%	5.56%	(.08)%	.30%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$61,643		$82,692	$60,140	$38,534	$21,792	$12,903

Average net assets (000 omitted)	$81,130		$70,376	$46,691	$27,392	$17,250	$9,154

Ratio to average net assets of:

Expenses	.48	%(c)	.48%	.49%	.48%	.50%	.49%

Net investment income	1.62	%(c)	1.71%	2.03%	2.21%	2.24%	2.17%

Portfolio turnover rate	9%		27%	16%	24%	38%	17%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class A
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.81	$ 14.68	$ 14.58	$ 14.06	$ 14.44	$ 14.68

Income From Investment Operations

Net investment income(a)	.12	.25	.30	.31	.27	.25

Net realized and unrealized gain (loss) on investment transactions	(.74)	.13	.10	.53	(.38)	(.24)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Total from investment operations	(.62)	.38	.40	.84	(.11)	.01

Less: Dividends

Dividends from net investment income	(.11)	(.25)	(.30)	(.32)	(.27)	(.25)

Net asset value, end of period	$ 14.08	$ 14.81	$ 14.68	$ 14.58	$ 14.06	$ 14.44

Total Return

Total investment return based on net asset value(b)	(4.20)%	2.59%	2.78%	5.99%	(.73)%	.11%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$287,640	$349,953	$271,074	$233,833	$225,477	$342,340

Average net assets (000 omitted)	$333,210	$319,098	$248,192	$221,783	$286,472	$378,242

Ratio to average net assets of:

Expenses	.65	%(c)	.66%	.67%	.66%	.73%	.75%

Net investment income	1.58	%(c)	1.69%	2.04%	2.18%	1.92%	1.75%

Portfolio turnover rate	6%	22%	20%	22%	23%	25%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Diversified Municipal Portfolio
Class C
Six Months Ended March 31, 2022 (unaudited)	Year Ended September 30,
2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.81	$ 14.68	$ 14.57	$ 14.05	$ 14.44	$ 14.68

Income From Investment Operations

Net investment income(a)	.06	.14	.19	.20	.17	.14

Net realized and unrealized gain (loss) on investment transactions	(.74)	.13	.11	.53	(.39)	(.24)

Contributions from affiliates	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–	.00	(d)

Total from investment operations	(.68)	.27	.30	.73	(.22)	(.10)

Less: Dividends

Dividends from net investment income	(.05)	(.14)	(.19)	(.21)	(.17)	(.14)

Net asset value, end of period	$ 14.08	$ 14.81	$ 14.68	$ 14.57	$ 14.05	$ 14.44

Total Return

Total investment return based on net asset value(b)	(4.56)%	1.82%	2.07%	5.20%	(1.54)%	(.64)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$15,739	$18,542	$34,743	$42,152	$56,339	$73,746

Average net assets (000 omitted)	$17,114	$28,338	$39,529	$50,386	$64,699	$89,853

Ratio to average net assets of:

Expenses	1.40	%(c)	1.41%	1.43%	1.43%	1.48%	1.50%

Net investment income	.83	%(c)	.96%	1.30%	1.42%	1.17%	1.00%

Portfolio turnover rate	6%	22%	20%	22%	23%	25%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.79		$ 14.66	$ 14.55	$ 14.04	$ 14.42	$ 14.66

Income From Investment Operations

Net investment income(a)	.13		.29	.33	.34	.31	.29

Net realized and unrealized gain (loss) on investment transactions	(.73)		.13	.11	.52	(.38)	(.24)

Total from investment operations	(.60)		.42	.44	.86	(.07)	.05

Less: Dividends

Dividends from net investment income	(.13)		(.29)	(.33)	(.35)	(.31)	(.29)

Net asset value, end of period	$ 14.06		$ 14.79	$ 14.66	$ 14.55	$ 14.04	$ 14.42

Total Return

Total investment return based on net asset value(b)	(4.09)%		2.85%	3.11%	6.20%	(.48)%	.36%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$448,057		$456,386	$377,082	$278,371	$761,637	$1,163,196

Average net assets (000 omitted)	$471,021		$419,891	$332,267	$306,629	$1,161,023	$1,112,997

Ratio to average net assets of:

Expenses	.40	%(c)	.41%	.43%	.43%	.48%	.50%

Net investment income	1.84	%(c)	1.94%	2.29%	2.40%	2.17%	2.01%

Portfolio turnover rate	6%		22%	20%	22%	23%	25%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	Diversified Municipal Portfolio
	Class Z
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,			July 2, 2018(e) to September 30, 2018
			2021	2020	2019

Net asset value, beginning of period	$ 14.81		$ 14.68	$ 14.58	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.13		.29	.34	.35	.08

Net realized and unrealized gain (loss) on investment transactions	(.73)		.13	.10	.53	(.10)

Total from investment operations	(.60)		.42	.44	.88	(.02)

Less: Dividends

Dividends from net investment income	(.13)		(.29)	(.34)	(.36)	(.07)

Net asset value, end of period	$ 14.08		$ 14.81	$ 14.68	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(b)	(4.08)%		2.87%	3.08%	6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$504,460		$505,365	$509,910	$844,127	$472,528

Average net assets (000 omitted)	$505,078		$485,522	$590,892	$776,520	$258,733

Ratio to average net assets of:

Expenses	.38	%(c)	.38%	.39%	.38%	.40	%(f)(c)

Net investment income	1.85	%(c)	1.97%	2.34%	2.47%	2.49	%(f)(c)

Portfolio turnover rate	6%		22%	20%	22%	23%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.25		$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Income From Investment Operations

Net investment income(a)	.11		.24	.28	.29	.28	.27

Net realized and unrealized gain (loss) on investment transactions	(.68)		.22	(.14)	.49	(.39)	(.26)

Total from investment operations	(.57)		.46	.14	.78	(.11)	.01

Less: Dividends

Dividends from net investment income	(.11)		(.24)	(.28)	(.29)	(.28)	(.27)

Net asset value, end of period	$ 13.57		$ 14.25	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Total Return

Total investment return based on net asset value(b)	(4.05)%		3.26%	1.03%	5.74%	(.77)%	.08%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$103,342		$116,552	$117,874	$119,718	$121,201	$141,325

Average net assets (000 omitted)	$111,460		$117,041	$119,315	$121,023	$130,420	$155,464

Ratio to average net assets of:

Expenses	.73	%(c)	.73%	.72%	.74%	.73%	.76%

Net investment income	1.57	%(c)	1.67%	1.98%	2.06%	2.03%	1.92%

Portfolio turnover rate	7%		18%	18%	18%	23%	23%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.25		$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Income From Investment Operations

Net investment income(a)	.06		.13	.17	.18	.18	.16

Net realized and unrealized gain (loss) on investment transactions	(.69)		.22	(.13)	.49	(.39)	(.26)

Total from investment operations	(.63)		.35	.04	.67	(.21)	(.10)

Less: Dividends

Dividends from net investment income	(.05)		(.13)	(.18)	(.18)	(.18)	(.16)

Net asset value, end of period	$ 13.57		$ 14.25	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Total Return

Total investment return based on net asset value(b)	(4.41)%		2.47%	.27%	4.95%	(1.50)%	(.67)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$7,317		$8,982	$19,813	$27,143	$33,716	$42,821

Average net assets (000 omitted)	$8,348		$15,076	$23,921	$29,799	$38,176	$49,277

Ratio to average net assets of:

Expenses	1.48	%(c)	1.48%	1.48%	1.49%	1.48%	1.51%

Net investment income	.82	%(c)	.93%	1.23%	1.31%	1.28%	1.17%

Portfolio turnover rate	7%		18%	18%	18%	23%	23%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Six Months Ended March 31, 2022 (unaudited)		Year Ended September 30,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$ 14.24		$ 14.03	$ 14.17	$ 13.68	$ 14.07	$ 14.33

Income From Investment Operations

Net investment income(a)	.13		.27	.31	.32	.32	.30

Net realized and unrealized gain (loss) on investment transactions	(.69)		.21	(.13)	.49	(.39)	(.26)

Total from investment operations	(.56)		.48	.18	.81	(.07)	.04

Less: Dividends

Dividends from net investment income	(.12)		(.27)	(.32)	(.32)	(.32)	(.30)

Net asset value, end of period	$ 13.56		$ 14.24	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Total Return

Total investment return based on net asset value(b)	(3.93)%		3.44%	1.28%	6.00%	(.51)%	.35%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$63,504		$67,388	$64,546	$57,173	$37,003	$26,267

Average net assets (000 omitted)	$68,187		$62,323	$63,077	$45,530	$32,710	$15,836

Ratio to average net assets of:

Expenses	.48	%(c)	.48%	.47%	.49%	.48%	.50%

Net investment income	1.82	%(c)	1.91%	2.22%	2.30%	2.28%	2.18%

Portfolio turnover rate	7%		18%	18%	18%	23%	23%

See footnote summary on page 176.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	Amount is less than $.005.

(e)	Commencement of distribution.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

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BOARD OF DIRECTORS

Debra Perry(1),(2), Chair Beata D. Kirr, President R. Jay Gerken(1),(2)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Terrance T. Hults(3), Vice President Matthew J. Norton(3), Vice President Andrew D. Potter(3), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President of the Funds Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A,C and Advisor Class shares only.

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Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

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The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD’S CONSIDERATION OF INVESTMENT
MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information

1

The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission. The Board ratified the approval of the Investment Management Agreement at an in-person meeting held on April 27, 2022.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of each Portfolio
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of each Portfolio
Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

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This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

Sustainable US Thematic Portfolio1

GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

CORE

Global Core Equity Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Sustainable International Thematic Fund

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

GROWTH

Concentrated International Growth Portfolio

VALUE

All China Equity Portfolio

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FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

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Intermediate Diversified Municipal Portfolio

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Tax-Aware Fixed Income Opportunities Portfolio

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Arizona Portfolio

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TAXABLE

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CLOSED-END FUNDS

AllianceBernstein Global High Income Fund

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1

Prior to August 23, 2021, Sustainable US Thematic Portfolio was named FlexFee™ US Thematic Portfolio. Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0152-0322

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

SEMI-ANNUAL REPORT

MARCH 31, 2022

As of January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, each Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive all future reports in paper form free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with a Fund, you can call the Fund at 800.221.5672. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all AB Mutual Funds you hold.

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—May 16, 2022

On the following pages, you will find the 2022 semi-annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The semi-annual report covers the six- and 12-month periods ended March 31, 2022, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

The first quarter of 2022 kicked off with a humanitarian crisis, further economic volatility, and stressed financial markets. Global equities ended the six-month period largely flat, after gains of almost 6% in the fourth quarter of 2021 were offset by declines in the first quarter of 2022. The moves have been larger under the surface. In general during this period, momentum/growth stocks, and technology stocks in particular, performed poorly. Meanwhile many commodity-related names, especially energy stocks, appreciated meaningfully.

The global reopening has been driving the global economy and markets. Yet, with demand still hitting supply constraints, inflation in the US and around the world is touching its highest level in decades. As a result, the market began to price in a swift series of interest rate hikes by the Federal Reserve. Finally, Russia’s invasion of Ukraine exacerbated inflationary pressures, especially for oil, gas, and other commodities, and led to a fall in stock prices as fears of a potential global military conflict emerged.

The fixed-income markets faced their toughest period in close to 40 years due to the twin forces of higher inflation and rising interest rates. The US 10-year Treasury rate rose from 1.5% to over 2.3%, but the moves for debt maturing sooner were even more dramatic, with the 2-year Treasury yield rising from 0.3% to 2.3% over the past six months. This means that the value of bond portfolios has fallen. However, the upside is that as bonds mature and we reinvest at the new market rates, we’re now able to earn higher yields. Active management will be critical at a volatile time like this in the bond market.

Our portfolio managers are continuously monitoring the global supply chain, China’s zero-COVID policy, the situation in Ukraine, the rapid recovery of the US labor market, and a host of other factors driving the economy and the markets. As those drivers change, the portfolio managers are incorporating their updated views into our active positioning.

Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	This performance discussion is intended as a general market commentary. Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities

(Portfolio Manager Commentary continued on next page)

2022 Semi-Annual Report	1

Portfolio Manager Commentary (continued)

and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

2	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The Standard and Poor’s (“S&P”) 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg 1-10 Year US Treasury Inflation Protected Securities (“TIPS”) Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47% Russell 3000, 26.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 47.2% Russell 3000, 26.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond. The Composite Benchmark for Overlay B is 16.9% Russell 3000, 9.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B, C and N is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg US Aggregate Bond, Bloomberg 1-10 Year US TIPS, Bloomberg 1-10 Year Municipal Bond and Bloomberg Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete

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2022 Semi-Annual Report	3

Disclosures and Risks (continued)

investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative

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4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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2022 Semi-Annual Report	5

Disclosures and Risks (continued)

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the

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6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect

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2022 Semi-Annual Report	7

Disclosures and Risks (continued)

that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

8	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	-4.15%	2.92%	6.06%	5.56%	6.26%
Return after taxes on Distributions[2]	-6.57%	0.32%	5.17%	4.79%	5.39%
Return after taxes on Distributions and sale of shares[2]	-0.48%	3.85%	4.71%	4.35%	4.92%
Overlay A Portfolio Class 2	-4.07%	3.06%	6.26%	5.76%	6.47%
Return after taxes on Distributions[2]	-6.54%	0.41%	5.31%	4.94%	5.55%
Return after taxes on Distributions and sale of shares[2]	-0.40%	3.96%	4.87%	4.51%	5.08%
Composite Benchmark	1.24%	6.61%	10.33%	9.08%	9.58%
Prior Composite Benchmark[3]	0.80%	5.92%	10.01%	8.62%	9.16%
S&P 500 Index	5.92%	15.65%	15.99%	14.64%	15.00%

Tax-Aware Overlay A Portfolio Class 1	-3.96%	2.89%	6.08%	5.71%	6.16%
Return after taxes on Distributions[2]	-6.07%	0.62%	5.23%	5.00%	5.51%
Return after taxes on Distributions and sale of shares[2]	-0.58%	3.60%	4.70%	4.49%	4.93%
Tax-Aware Overlay A Portfolio Class 2	-3.87%	3.09%	6.31%	5.91%	6.38%
Return after taxes on Distributions[2]	-6.03%	0.78%	5.40%	5.15%	5.68%
Return after taxes on Distributions and sale of shares[2]	-0.50%	3.75%	4.87%	4.64%	5.10%
Composite Benchmark	1.05%	6.50%	10.33%	9.04%	9.57%
Prior Composite Benchmark[3]	0.82%	6.10%	10.08%	8.79%	9.32%
S&P 500 Index	5.92%	15.65%	15.99%	14.64%	15.00%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 1.51% and 1.31% for Overlay A, and 1.48% and 1.28% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to February 28, 2022, the Portfolios’ Composite Benchmarks were as follows: Overlay A, 44% Russell 3000, 29.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged); Tax-Aware Overlay A, 44.2% Russell 3000, 29.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond.

See Disclosures, Risks and Note About Historical Performance on pages 3–8.

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Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	-3.83%	-0.23%	4.10%	3.72%	4.42%
Return after taxes on Distributions[2]	-8.15%	-4.72%	2.19%	2.05%	2.87%
Return after taxes on Distributions and sale of shares[2]	-0.96%	1.22%	2.55%	2.30%	2.93%
Overlay B Portfolio Class 2	-3.66%	-0.06%	4.27%	3.89%	4.58%
Return after taxes on Distributions[2]	-8.03%	-4.60%	2.32%	2.16%	2.98%
Return after taxes on Distributions and sale of shares[2]	-0.86%	1.32%	2.67%	2.40%	3.03%
Composite Benchmark	-1.64%	1.75%	5.71%	4.95%	5.53%
Prior Composite Benchmark[3]	-2.19%	0.97%	5.48%	4.41%	5.10%
Bloomberg Global Aggregate Bond Index (USD hedged)	-4.93%	-3.92%	2.25%	2.84%	3.17%

Tax-Aware Overlay B Portfolio Class 1	-3.41%	-0.43%	3.73%	3.48%	4.11%
Return after taxes on Distributions[2]	-5.25%	-2.33%	2.97%	2.71%	3.41%
Return after taxes on Distributions and sale of shares[2]	-1.11%	0.68%	2.95%	2.70%	3.25%
Tax-Aware Overlay B Portfolio Class 2	-3.25%	-0.19%	3.90%	3.64%	4.28%
Return after taxes on Distributions[2]	-5.11%	-2.11%	3.13%	2.86%	3.56%
Return after taxes on Distributions and sale of shares[2]	-0.98%	0.86%	3.11%	2.84%	3.40%
Composite Benchmark	-1.72%	1.49%	5.68%	4.94%	5.51%
Prior Composite Benchmark[3]	-1.80%	1.35%	5.59%	4.85%	5.42%
Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%	1.48%	1.68%	2.13%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Overlay B and 0.87% and 0.72% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to February 28, 2022, the Portfolios’ Composite Benchmarks were as follows: Overlay B, 15.9% Russell 3000, 10.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS; Tax-Aware Overlay B, 17.9% Russell 3000, 12.1% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

See Disclosures, Risks and Note About Historical Performance on pages 3–8.

(Historical Performance continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH MARCH 31, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	-3.41%	-0.57%	3.54%	3.30%	3.97%
Return after taxes on Distributions[2]	-5.61%	-2.84%	2.69%	2.49%	3.22%
Return after taxes on Distributions and sale of shares[2]	-1.08%	0.63%	2.76%	2.52%	3.09%
Tax-Aware Overlay C Portfolio Class 2	-3.33%	-0.42%	3.69%	3.46%	4.13%
Return after taxes on Distributions[2]	-5.55%	-2.70%	2.83%	2.63%	3.36%
Return after taxes on Distributions and sale of shares[2]	-0.99%	0.76%	2.90%	2.66%	3.23%
Composite Benchmark	-1.72%	1.49%	5.68%	4.94%	5.51%
Prior Composite Benchmark[3]	-1.69%	1.53%	5.70%	4.96%	5.54%
Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%	1.48%	1.68%	2.13%

Tax-Aware Overlay N Portfolio Class 1	-3.43%	-0.57%	3.50%	3.34%	3.97%
Return after taxes on Distributions[2]	-5.14%	-2.33%	2.76%	2.57%	3.24%
Return after taxes on Distributions and sale of shares[2]	-1.18%	0.53%	2.77%	2.57%	3.10%
Tax-Aware Overlay N Portfolio Class 2	-3.36%	-0.42%	3.65%	3.49%	4.12%
Return after taxes on Distributions[2]	-5.09%	-2.20%	2.89%	2.71%	3.39%
Return after taxes on Distributions and sale of shares[2]	-1.10%	0.66%	2.90%	2.70%	3.24%
Composite Benchmark	-1.72%	1.49%	5.68%	4.94%	5.51%
Prior Composite Benchmark[3]	-1.69%	1.53%	5.70%	4.96%	5.54%
Bloomberg 5-Year GO Municipal Bond Index	-4.94%	-4.40%	1.48%	1.68%	2.13%

The current prospectus fee table shows the total operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Tax-Aware Overlay C and 0.93% and 0.78% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to February 28, 2022, the Portfolios’ Composite Benchmark was 19.3% Russell 3000, 10.7% MSCI ACWI ex USA IMI (net), 28% Bloomberg 1-10 Year US TIPS, 42% Bloomberg 1-10 Year Municipal Bond.

See Disclosures, Risks and Note About Historical Performance on pages 3–8.

(Historical Performance continued on next page)

2022 Semi-Annual Report	11

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay A Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay C Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark, composite benchmark and prior composite benchmark for the 10-year period ended March 31, 2022.

See Disclosures, Risks and Note About Historical Performance on pages 3–8.

12	Sanford C. Bernstein Fund, Inc.

Expense Example—March 31, 2022 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2021	ENDING ACCOUNT VALUE MARCH 31, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$958.50	$4.00	0.82%	$5.66	1.16%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$5.84	1.16%
Class 2
Actual	$1,000	$959.30	$3.03	0.62%	$4.69	0.96%
Hypothetical**	$1,000	$1,021.84	$3.13	0.62%	$4.84	0.96%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$960.40	$3.91	0.80%	$5.52	1.13%
Hypothetical**	$1,000	$1,020.94	$4.03	0.80%	$5.69	1.13%
Class 2
Actual	$1,000	$961.30	$2.93	0.60%	$4.55	0.93%
Hypothetical**	$1,000	$1,021.94	$3.02	0.60%	$4.68	0.93%

Overlay B
Class 1
Actual	$1,000	$961.70	$4.01	0.82%	$4.26	0.87%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.38	0.87%
Class 2
Actual	$1,000	$963.40	$3.28	0.67%	$3.52	0.72%
Hypothetical**	$1,000	$1,021.59	$3.38	0.67%	$3.63	0.72%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$965.90	$4.07	0.83%	$4.22	0.86%
Hypothetical**	$1,000	$1,020.79	$4.18	0.83%	$4.33	0.86%
Class 2
Actual	$1,000	$967.50	$3.34	0.68%	$3.48	0.71%
Hypothetical**	$1,000	$1,021.54	$3.43	0.68%	$3.58	0.71%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$965.90	$4.31	0.88%	$4.46	0.91%
Hypothetical**	$1,000	$1,020.54	$4.43	0.88%	$4.58	0.91%
Class 2
Actual	$1,000	$966.70	$3.58	0.73%	$3.73	0.76%
Hypothetical**	$1,000	$1,021.29	$3.68	0.73%	$3.83	0.76%

2022 Semi-Annual Report	13

Expense Example—March 31, 2022 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE OCTOBER 1, 2021	ENDING ACCOUNT VALUE MARCH 31, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Tax-Aware Overlay N
Class 1
Actual	$1,000	$965.70	$4.36	0.89%	$4.51	0.92%
Hypothetical**	$1,000	$1,020.49	$4.48	0.89%	$4.63	0.92%
Class 2
Actual	$1,000	$966.40	$3.63	0.74%	$3.77	0.77%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%	$3.88	0.77%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

14	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—March 31, 2022 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	39.6%	39.7%
Developed International	18.0%	18.1%
Emerging Markets	7.5%	7.5%

Real Assets	8.2%	7.7%

Global Bond
US	19.9%	34.3%
Developed International	15.0%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	14.2%	16.3%
Developed International	6.7%	7.6%
Emerging Markets	2.8%	3.1%

Global Credit
Investment Grade	9.8%	0.0%

Real Assets	4.0%	0.0%

Global Bond
US	37.7%	77.3%
Developed International	17.1%	0.0%

Linkers	23.2%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	16.4%	16.5%
Developed International	7.6%	7.5%
Emerging Markets	3.1%	3.2%

Global Bond
US	76.8%	79.3%

1	All data are as of March 31, 2022. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

2022 Semi-Annual Report	15

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

March 31, 2022 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–47.1%

Information Technology–13.2%
Communications Equipment–0.1%
Ciena Corp.(a)	7,830	$474,733
Lumentum Holdings, Inc.(a)	5,660	552,416

		1,027,149

Electronic Equipment, Instruments & Components–0.4%
Avnet, Inc.	12,626	512,489
Belden, Inc.	6,473	358,604
CDW Corp./DE	29,175	5,219,116
Cognex Corp.	7,800	601,770
Littelfuse, Inc.	1,770	441,456
Novanta, Inc.(a)	3,750	533,587

		7,667,022

IT Services–2.1%
DigitalOcean Holdings, Inc.(a)	5,723	331,075
FleetCor Technologies, Inc.(a)	17,951	4,470,876
Flywire Corp.(a)	12,971	396,653
Genpact Ltd.	64,207	2,793,647
MongoDB, Inc.(a)	1,730	767,411
PayPal Holdings, Inc.(a)	36,043	4,168,373
Shift4 Payments, Inc.–Class A(a)	7,628	472,402
Visa, Inc.–Class A	104,206	23,109,765

		36,510,202

Semiconductors & Semiconductor Equipment–2.6%
Analog Devices, Inc.	33,124	5,471,422
Entegris, Inc.	5,028	659,975
KLA Corp.	15,169	5,552,764
Kulicke & Soffa Industries, Inc.	4,916	275,394
Lattice Semiconductor Corp.(a)	9,545	581,768
MACOM Technology Solutions Holdings, Inc.(a)	8,268	495,005
Monolithic Power Systems, Inc.	1,240	602,243
NVIDIA Corp.	53,239	14,526,794
NXP Semiconductors NV	35,756	6,617,721
ON Semiconductor Corp.(a)	17,306	1,083,529
QUALCOMM, Inc.	56,291	8,602,391
Synaptics, Inc.(a)	2,756	549,822
Wolfspeed, Inc.(a)	3,220	366,629

		45,385,457

Software–5.6%
ACI Worldwide, Inc.(a)	15,400	484,946
Adobe, Inc.(a)	19,787	9,015,353
Autodesk, Inc.(a)	24,535	5,259,077
Avalara, Inc.(a)	5,162	513,671
CommVault Systems, Inc.(a)	7,230	479,710
Freshworks, Inc.(a)	21,181	379,564
HashiCorp, Inc.(a)	4,824	260,496
Manhattan Associates, Inc.(a)	4,581	635,431
Company	Shares	U.S. $ Value
Microsoft Corp.(b)	187,436	$57,788,393
Monday.com Ltd.(a)	1,849	292,271
NortonLifeLock, Inc.	297,117	7,879,543
Oracle Corp.(b)	131,893	10,911,508
Samsara, Inc.(a)	17,987	288,152
ServiceNow, Inc.(a)	6,042	3,364,729
Smartsheet, Inc.–Class A(a)	8,075	442,348
Varonis Systems, Inc.(a)	10,904	518,376

		98,513,568

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.	206,043	35,977,168
Change Healthcare, Inc.(a)	27,360	596,448
Western Digital Corp.(a)	100,861	5,007,749

		41,581,365

		230,684,763

Health Care–6.7%
Biotechnology–1.0%
ADC Therapeutics SA(a)	7,263	106,694
Arcus Biosciences, Inc.(a)	5,340	168,530
Arrowhead Pharmaceuticals, Inc.(a)	5,610	258,004
Ascendis Pharma A/S (Sponsored ADR)(a)	1,742	204,441
Biohaven Pharmaceutical Holding Co., Ltd.(a)	998	118,333
Blueprint Medicines Corp.(a)	3,236	206,716
Coherus Biosciences, Inc.(a)	14,095	181,966
Erasca, Inc.(a)	8,667	74,536
Instil Bio, Inc.(a)	11,945	128,409
Intellia Therapeutics, Inc.(a)	3,620	263,065
Legend Biotech Corp. (ADR)(a)	5,289	192,202
Regeneron Pharmaceuticals, Inc.(a)	7,616	5,319,167
Turning Point Therapeutics, Inc.–Class I(a)	4,906	131,726
Ultragenyx Pharmaceutical, Inc.(a)	3,643	264,555
Vertex Pharmaceuticals, Inc.(a)	34,366	8,968,495
Vir Biotechnology, Inc.(a)	7,154	184,001

		16,770,840

Health Care Equipment & Supplies–1.7%
Align Technology, Inc.(a)	8,966	3,909,176
AtriCure, Inc.(a)	9,710	637,656
Edwards Lifesciences Corp.(a)	55,834	6,572,779
Envista Holdings Corp.(a)	10,120	492,945
Insulet Corp.(a)	765	203,788
Integra LifeSciences Holdings Corp.(a)	7,770	499,300
iRhythm Technologies, Inc.(a)	2,590	407,847
Medtronic PLC	106,314	11,795,538
Silk Road Medical, Inc.(a)	9,705	400,720
Zimmer Biomet Holdings, Inc.	45,561	5,827,252

		30,747,001

Health Care Providers & Services–2.3%
Acadia Healthcare Co., Inc.(a)	9,680	634,330
Anthem, Inc.	21,535	10,578,423
Guardant Health, Inc.(a)	4,129	273,505
Inari Medical, Inc.(a)	7,308	662,397
LianBio (ADR)(a)	3,143	11,661

16	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
MEDNAX, Inc.(a)	25,370	$595,688
R1 RCM, Inc.(a)	16,552	442,931
UnitedHealth Group, Inc.	53,904	27,489,423

		40,688,358

Life Sciences Tools & Services–0.1%
ICON PLC(a)	2,221	540,192
Repligen Corp.(a)	3,661	688,597
Syneos Health, Inc.(a)	7,920	641,124

		1,869,913

Pharmaceuticals–1.6%
Johnson & Johnson	38,916	6,897,083
Roche Holding AG (Sponsored ADR)	267,213	13,202,994
Zoetis, Inc.	42,257	7,969,247

		28,069,324

		118,145,436

Consumer Discretionary–5.6%
Auto Components–0.3%
Dana, Inc.	14,891	261,635
Goodyear Tire & Rubber Co. (The)(a)	291,479	4,165,235

		4,426,870

Automobiles–0.4%
Stellantis NV	370,920	6,034,868

Distributors–0.0%
Pool Corp.	1,770	748,445

Diversified Consumer Services–0.0%
Mister Car Wash, Inc.(a)	25,385	375,444

Hotels, Restaurants & Leisure–0.2%
Dine Brands Global, Inc.	6,819	531,541
Dutch Bros, Inc.(a)	7,955	439,673
Hilton Grand Vacations, Inc.(a)	10,420	541,944
Papa John’s International, Inc.	4,680	492,710
Planet Fitness, Inc.(a)	7,834	661,816
Scientific Games Corp./DE–Class A(a)	5,570	327,238
Vail Resorts, Inc.	1,920	499,719

		3,494,641

Household Durables–0.1%
KB Home	11,670	377,874
NVR, Inc.(a)	75	335,045
PulteGroup, Inc.	12,750	534,225
Taylor Morrison Home Corp.–Class A(a)	10,623	289,158
Tempur Sealy International, Inc.	15,952	445,380
TopBuild Corp.(a)	2,107	382,189

		2,363,871

Internet & Direct Marketing Retail–2.0%
Amazon.com, Inc.(a)(b)	9,686	31,575,876
Etsy, Inc.(a)	21,177	2,631,877

		34,207,753

Leisure Products–0.0%
Latham Group, Inc.(a)	28,895	382,570

Company	Shares	U.S. $ Value
Specialty Retail–1.8%
AutoZone, Inc.(a)	4,062	$8,305,084
Dynatrace, Inc.(a)	12,310	579,801
Five Below, Inc.(a)	3,488	552,395
Floor & Decor Holdings, Inc.–Class A(a)	6,750	546,750
Home Depot, Inc. (The)	51,968	15,555,581
Lithia Motors, Inc.–Class A	1,755	526,711
National Vision Holdings, Inc.(a)	12,016	523,537
Sally Beauty Holdings, Inc.(a)	27,175	424,745
TJX Cos., Inc. (The)	67,693	4,100,842
Williams-Sonoma, Inc.	3,425	496,625

		31,612,071

Textiles, Apparel & Luxury Goods–0.8%
Carter’s, Inc.	6,358	584,873
Deckers Outdoor Corp.(a)	9,178	2,512,661
Kontoor Brands, Inc.	6,741	278,740
NIKE, Inc.–Class B	73,033	9,827,321
Ralph Lauren Corp.	4,210	477,582
Tapestry, Inc.	10,660	396,019

		14,077,196

		97,723,729

Communication Services–5.1%
Diversified Telecommunication Services–0.7%
Comcast Corp.–Class A	276,545	12,947,837

Entertainment–0.3%
Take-Two Interactive Software, Inc.(a)	36,760	5,651,483

Interactive Media & Services–3.5%
Alphabet, Inc.–Class C(a)	15,730	43,933,733
Meta Platforms, Inc.–Class A(a)	76,367	16,980,966

		60,914,699

Media–0.0%
Criteo SA (Sponsored ADR)(a)	16,026	436,548

Wireless Telecommunication Services–0.6%
T-Mobile US, Inc.(a)	78,212	10,038,510

		89,989,077

Industrials–4.8%
Aerospace & Defense–0.8%
Axon Enterprise, Inc.(a)	4,132	569,100
Howmet Aerospace, Inc.	12,460	447,812
Raytheon Technologies Corp.	117,450	11,635,772
Spirit AeroSystems Holdings, Inc.–Class A	11,580	566,146

		13,218,830

Air Freight & Logistics–0.0%
XPO Logistics, Inc.(a)	7,700	560,560

Airlines–0.0%
SkyWest, Inc.(a)	11,612	335,006

Building Products–0.3%
Armstrong World Industries, Inc.	5,390	485,154
Masonite International Corp.(a)	3,757	334,148

2022 Semi-Annual Report	17

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Otis Worldwide Corp.	47,097	$3,624,114
Trex Co., Inc.(a)	6,664	435,359

		4,878,775

Commercial Services & Supplies–0.1%
ADT, Inc.	56,780	430,960
MillerKnoll, Inc.	13,270	458,611
Tetra Tech, Inc.	3,660	603,681

		1,493,252

Construction & Engineering–0.6%
AECOM	114,204	8,772,009
Arcosa, Inc.	6,262	358,499
Dycom Industries, Inc.(a)	6,360	605,854
WillScot Mobile Mini Holdings Corp.(a)	13,870	542,733

		10,279,095

Electrical Equipment–1.1%
AMETEK, Inc.	3,356	446,952
Eaton Corp. PLC	60,738	9,217,599
Plug Power, Inc.(a)	21,730	621,695
Regal Rexnord Corp.	52,553	7,818,836
Sensata Technologies Holding PLC(a)	9,160	465,786

		18,570,868

Machinery–0.1%
Ingersoll Rand, Inc.	9,190	462,716
ITT, Inc.	5,380	404,630
Middleby Corp. (The)(a)	2,740	449,196
Oshkosh Corp.	4,390	441,853
Timken Co. (The)	6,200	376,340

		2,134,735

Marine–0.0%
Kirby Corp.(a)	8,110	585,461

Professional Services–0.6%
Booz Allen Hamilton Holding Corp.	63,639	5,590,050
Korn Ferry	5,470	355,222
Robert Half International, Inc.	45,667	5,214,258

		11,159,530

Road & Rail–1.1%
CSX Corp.	328,796	12,313,410
Knight-Swift Transportation Holdings, Inc.	120,124	6,061,457
TFI International, Inc.	4,720	502,727

		18,877,594

Trading Companies & Distributors–0.1%
Applied Industrial Technologies, Inc.	3,810	391,135
GATX Corp.	2,770	341,624
Herc Holdings, Inc.	3,830	639,955
SiteOne Landscape Supply, Inc.(a)	3,150	509,323

		1,882,037

		83,975,743

Company	Shares	U.S. $ Value

Financials–4.7%
Banks–2.3%
Bank of America Corp.	351,154	$14,474,568
Comerica, Inc.	6,670	603,168
First BanCorp./Puerto Rico	14,581	191,303
First Citizens BancShares, Inc./NC–Class A	925	615,680
First Hawaiian, Inc.	19,450	542,460
Pinnacle Financial Partners, Inc.	3,460	318,597
PNC Financial Services Group, Inc. (The)	30,885	5,696,738
Signature Bank/New York NY	1,140	334,579
SVB Financial Group(a)	377	210,913
Synovus Financial Corp.	11,784	577,416
Texas Capital Bancshares, Inc.(a)	8,595	492,579
Umpqua Holdings Corp.	19,008	358,491
Webster Financial Corp.	9,732	546,160
Wells Fargo & Co.	288,101	13,961,374
Wintrust Financial Corp.	5,290	491,600
Zions Bancorp NA	8,761	574,371

		39,989,997

Capital Markets–1.5%
Ares Management Corp.–Class A	7,933	644,398
Goldman Sachs Group, Inc. (The)	45,269	14,943,297
LPL Financial Holdings, Inc.	47,396	8,658,301
Moelis & Co.	9,872	463,490
Stifel Financial Corp.	6,485	440,332

		25,149,818

Consumer Finance–0.0%
Fisker, Inc.(a)	14,860	191,694

Insurance–0.9%
American Financial Group, Inc./OH	3,342	486,662
Goosehead Insurance, Inc.–Class A	2,660	208,996
Hanover Insurance Group, Inc. (The)	3,520	526,310
Kemper Corp.	6,940	392,388
Kinsale Capital Group, Inc.	2,373	541,091
Progressive Corp. (The)	59,442	6,775,794
Selective Insurance Group, Inc.	4,784	427,498
Trupanion, Inc.(a)	5,900	525,808
Willis Towers Watson PLC	25,445	6,010,618

		15,895,165

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	11,630	511,255

		81,737,929

Consumer Staples–2.7%
Beverages–0.9%
Coca-Cola Co. (The)	175,464	10,878,768
Constellation Brands, Inc.–Class A	20,264	4,667,205

		15,545,973

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Food & Staples Retailing–1.2%
Costco Wholesale Corp.	10,666	$6,142,016
Walmart, Inc.	95,033	14,152,314

		20,294,330

Food Products–0.1%
Freshpet, Inc.(a)	2,805	287,905
Hain Celestial Group, Inc. (The)(a)	16,795	577,748
Nomad Foods Ltd.(a)	22,424	506,334

		1,371,987

Household Products–0.5%
Procter & Gamble Co. (The)(b)	60,712	9,276,794

		46,489,084

Real Estate–1.4%
Diversified REITs–0.0%
Broadstone Net Lease, Inc.	18,780	409,028

Equity Real Estate Investment Trusts (REITs)–1.4%
American Campus Communities, Inc.	98,878	5,534,202
American Tower Corp.	20,542	5,160,561
Camden Property Trust	4,178	694,384
Cousins Properties, Inc.	12,337	497,058
CubeSmart	7,441	387,155
Mid-America Apartment Communities, Inc.	21,215	4,443,482
Physicians Realty Trust	32,426	568,752
Prologis, Inc.	37,514	6,057,761
Safehold, Inc.	7,225	400,626
STAG Industrial, Inc.	11,030	456,090

		24,200,071

		24,609,099

Energy–1.4%
Energy Equipment & Services–0.3%
Baker Hughes Co.–Class A	140,898	5,130,096
Cactus, Inc.–Class A	16,260	922,593

		6,052,689

Oil, Gas & Consumable Fuels–1.1%
Chevron Corp.	37,177	6,053,531
Coterra Energy, Inc.	23,839	642,938
EOG Resources, Inc.	85,999	10,253,661
HF Sinclair Corp.(a)	16,055	639,791
Matador Resources Co.	8,560	453,509
Ovintiv, Inc.	5,060	273,594

		18,317,024

		24,369,713

Utilities–0.8%
Electric Utilities–0.8%
American Electric Power Co., Inc.	85,798	8,560,066
IDACORP, Inc.	6,141	708,426

Company	Shares	U.S. $ Value
NextEra Energy, Inc.	51,749	$4,383,658

		13,652,150

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	4,960	388,318

		14,040,468

Materials–0.7%
Chemicals–0.6%
FMC Corp.	2,290	301,295
Huntsman Corp.	12,110	454,246
Innospec, Inc.	3,150	291,532
Linde PLC	27,707	8,850,447
Orion Engineered Carbons SA	2,950	47,112
Trinseo PLC	351	16,820

		9,961,452

Containers & Packaging–0.1%
Berry Global Group, Inc.(a)	8,720	505,411
Sealed Air Corp.	6,868	459,882

		965,293

Metals & Mining–0.0%
Carpenter Technology Corp.	10,099	423,956
Reliance Steel & Aluminum Co.	2,363	433,256

		857,212

		11,783,957

Capital Goods–0.0%
Electrical Components & Equipment–0.0%
Vertiv Holdings Co.	33,490	468,860

Total Common Stocks (cost $485,252,041)		824,017,858

INVESTMENT COMPANIES–38.7%
Funds and Investment Trusts–38.7%(c)(d)
AB All Market Real Return Portfolio–Class Z	13,915,572	144,582,797
AB International Small Cap Portfolio–Class Z	7,466,504	89,448,720
Bernstein International Strategic Equities Portfolio–Class Z	29,198,756	364,400,479
Bernstein Small Cap Core Portfolio–Class Z	2,102,978	29,357,579
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	1,689,709	48,477,755

Total Investment Companies (cost $557,668,705)		676,267,330

2022 Semi-Annual Report	19

Schedule of Investments (continued)

Company	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–1.7%
Options on Equity Indices–1.7%
Euro STOXX 50 Index Expiration: Dec 2022; Contracts: 14,300; Exercise Price: EUR 3,350.00; Counterparty: UBS AG(a)	EUR	47,905,000	$2,605,024
FTSE 100 Index Expiration: Apr 2022; Contracts: 5,720; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(a)	GBP	32,032,000	12,057
FTSE 100 Index Expiration: Jan 2023; Contracts: 5,100; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(a)		30,600,000	965,475
Nikkei 225 Index Expiration: Dec 2022; Contracts: 317,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(a)	JPY	7,291,000,000	1,755,489
Company	Notional Amount		U.S. $ Value

S&P 500 Index Expiration: Jan 2023; Contracts: 188,300; Exercise Price: USD 3,700.00; Counterparty: UBS AG(a)	USD	696,710,000	$23,843,256

Total Options Purchased—Puts (premiums paid $30,560,718)			29,181,301

		Shares

SHORT-TERM INVESTMENTS–13.0%
Investment Companies–13.0%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(c)(d)(e) (cost $226,568,015)		226,568,015	226,568,015

Total Investments—100.5% (cost $1,300,049,479)			1,756,034,504

Other assets less liabilities—(0.5)%			(8,215,961)

Net Assets—100.0%			$1,747,818,543

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	891	June 2022	$84,504,079	$(3,613,332)

10 Yr Canadian Bond Futures	152	June 2022	15,874,191	(913,187)

10 Yr Japan Bond (OSE) Futures	77	June 2022	94,684,574	(637,782)

Euro Buxl 30 Yr Bond Futures	27	June 2022	5,561,560	(430,139)

Euro STOXX 50 Index Futures	1,073	June 2022	45,379,239	(512,938)

Euro-BOBL Futures	61	June 2022	8,695,632	(285,335)

Euro-Bund Futures	286	June 2022	50,198,030	(2,261,507)

FTSE 100 Index Futures	572	June 2022	56,250,371	(196,193)

Hang Seng Index Futures	287	April 2022	40,283,980	141,638

MSCI Singapore IX ETS Futures	115	April 2022	2,841,167	(18,580)

Nikkei 225 (OSE) Futures	59	June 2022	13,487,515	1,343,331

OMXS 30 Index Futures	1,929	April 2022	42,775,940	(916,958)

U.S. T-Note 2 Yr (CBT) Futures	635	June 2022	134,570,391	(1,762,098)

U.S. T-Note 10 Yr (CBT) Futures	1,342	June 2022	164,898,250	(5,413,345)

U.S. Ultra Bond (CBT) Futures	312	June 2022	55,263,000	(1,901,238)

Sold Contracts

Long Gilt Futures	151	June 2022	24,047,315	235,939

MSCI Emerging Markets Futures	732	June 2022	41,193,300	(1,071,747)

Russell 2000 E-Mini Future	15	June 2022	1,549,800	(44,600)

S&P 500 E-Mini Futures	139	June 2022	31,488,713	(418,847)

S&P Mid 400 E-Mini Futures	1	June 2022	268,920	(10,498)

20	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P/TSX 60 Index Futures	165	June 2022	$34,767,268	$(545,750)

SPI 200 Futures	320	June 2022	44,772,300	(1,462,232)

TOPIX Index Futures	510	June 2022	81,543,864	665,012

				$(20,030,386)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	27,951	GBP	21,409	06/09/2022	$164,049

Barclays Bank PLC	AUD	70,053	USD	49,609	04/28/2022	(2,826,412)

Barclays Bank PLC	NZD	3,811	USD	2,594	06/10/2022	(43,893)

BNP Paribas SA	USD	15,311	CHF	14,069	04/13/2022	(80,992)

Deutsche Bank AG	CAD	19,966	USD	15,810	04/22/2022	(158,893)

Deutsche Bank AG	USD	44,367	CAD	56,237	04/22/2022	612,904

Deutsche Bank AG	AUD	25,705	USD	18,456	04/28/2022	(784,981)

Deutsche Bank AG	EUR	31,757	USD	35,285	05/12/2022	111,015

Goldman Sachs Bank USA	USD	21,616	CHF	19,866	04/13/2022	(110,606)

Goldman Sachs Bank USA	CAD	9,380	USD	7,355	04/22/2022	(147,426)

Goldman Sachs Bank USA	USD	6,511	CAD	8,247	04/22/2022	84,755

Goldman Sachs Bank USA	USD	18,985	AUD	26,130	04/28/2022	573,351

Goldman Sachs Bank USA	USD	51,705	JPY	5,941,237	04/28/2022	(2,880,980)

Goldman Sachs Bank USA	USD	4,917	EUR	4,398	05/12/2022	(45,444)

HSBC Bank USA	USD	36,272	CHF	33,937	04/13/2022	464,530

HSBC Bank USA	JPY	8,423,934	USD	72,266	04/28/2022	3,039,348

HSBC Bank USA	USD	24,718	AUD	33,492	04/28/2022	351,286

HSBC Bank USA	USD	69,361	JPY	8,567,994	04/28/2022	1,048,987

HSBC Bank USA	GBP	13,479	USD	17,648	06/09/2022	(53,137)

HSBC Bank USA	USD	18,105	GBP	13,772	06/09/2022	(18,376)

HSBC Bank USA	USD	11,229	NOK	97,343	06/17/2022	(177,369)

HSBC Bank USA	USD	7,743	SEK	72,841	06/17/2022	18,286

JPMorgan Chase Bank, NA	USD	15,737	CHF	14,420	04/13/2022	(127,407)

JPMorgan Chase Bank, NA	USD	18,176	CAD	23,121	04/22/2022	316,583

JPMorgan Chase Bank, NA	EUR	37,935	USD	42,282	05/12/2022	265,803

Morgan Stanley & Co. LLC	CHF	110,684	USD	119,986	04/13/2022	169,993

Morgan Stanley & Co. LLC	CHF	37,178	USD	39,874	04/13/2022	(370,359)

Morgan Stanley & Co. LLC	CAD	9,501	USD	7,416	04/22/2022	(183,418)

Morgan Stanley & Co. LLC	USD	19,631	CAD	24,961	04/22/2022	333,063

Morgan Stanley & Co. LLC	AUD	8,199	USD	6,141	04/28/2022	4,404

Morgan Stanley & Co. LLC	JPY	4,431,559	USD	38,381	04/28/2022	1,963,799

Morgan Stanley & Co. LLC	USD	9,465	JPY	1,087,410	04/28/2022	(528,870)

Morgan Stanley & Co. LLC	EUR	67,898	USD	77,325	05/12/2022	2,121,172

Morgan Stanley & Co. LLC	EUR	35,977	USD	39,691	05/12/2022	(156,939)

Morgan Stanley & Co. LLC	USD	52,648	NOK	462,005	06/17/2022	(195,309)

Morgan Stanley & Co. LLC	USD	16,815	SEK	158,740	06/17/2022	99,113

Standard Chartered Bank	JPY	1,509,678	USD	13,140	04/28/2022	733,446

UBS AG	USD	67,076	EUR	58,619	05/12/2022	(2,150,304)

						$1,434,772

2022 Semi-Annual Report	21

Schedule of Investments (continued)

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional Amount (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(f)	UBS AG	5,720	GBP	5,600	April 2022	GBP	32,032	$ 832,104	$ (12,057)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	20,731	06/17/2022	$ 210,957

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

22	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

March 31, 2022 (Unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS–46.9%

Information Technology–13.2%
Communications Equipment–0.1%
Ciena Corp.(a)	17,170	$1,041,017
Lumentum Holdings, Inc.(a)	12,480	1,218,048

		2,259,065

Electronic Equipment, Instruments & Components–0.5%
Avnet, Inc.	27,825	1,129,417
Belden, Inc.	14,194	786,348
CDW Corp./DE	64,259	11,495,292
Cognex Corp.	17,100	1,319,265
Littelfuse, Inc.	3,860	962,722
Novanta, Inc.(a)	8,230	1,171,047

		16,864,091

IT Services–2.0%
DigitalOcean Holdings, Inc.(a)	12,938	748,463
FleetCor Technologies, Inc.(a)	31,545	7,856,598
Flywire Corp.(a)	27,901	853,212
Genpact Ltd.	208,715	9,081,190
MongoDB, Inc.(a)	3,800	1,685,642
PayPal Holdings, Inc.(a)	73,401	8,488,826
Shift4 Payments, Inc.–Class A(a)	16,634	1,030,144
Visa, Inc.–Class A	212,476	47,120,802

		76,864,877

Semiconductors & Semiconductor Equipment–2.6%
Analog Devices, Inc.	75,847	12,528,407
Entegris, Inc.	10,984	1,441,760
KLA Corp.	28,852	10,561,563
Kulicke & Soffa Industries, Inc.	10,782	604,008
Lattice Semiconductor Corp.(a)	20,926	1,275,440
MACOM Technology Solutions Holdings, Inc.(a)	18,130	1,085,443
Monolithic Power Systems, Inc.	2,730	1,325,906
NVIDIA Corp.	112,692	30,749,139
NXP Semiconductors NV	75,111	13,901,544
ON Semiconductor Corp.(a)	38,093	2,385,003
QUALCOMM, Inc.	138,104	21,105,053
Synaptics, Inc.(a)	6,054	1,207,773
Wolfspeed, Inc.(a)	7,060	803,852

		98,974,891

Software–5.6%
ACI Worldwide, Inc.(a)	30,960	974,930
Adobe, Inc.(a)	36,210	16,498,000
Autodesk, Inc.(a)	56,377	12,084,410
Avalara, Inc.(a)	11,266	1,121,080
CommVault Systems, Inc.(a)	15,842	1,051,117
Freshworks, Inc.(a)	46,430	832,025
HashiCorp, Inc.(a)	10,572	570,888
Company	Shares	U.S. $ Value

Manhattan Associates, Inc.(a)	10,049	$1,393,897
Microsoft Corp.(b)	410,752	126,638,949
Monday.com Ltd.(a)	4,045	639,393
NortonLifeLock, Inc.	626,854	16,624,168
Oracle Corp.(b)	294,088	24,329,900
Samsara, Inc.(a)	39,430	631,669
ServiceNow, Inc.(a)	16,827	9,370,788
Smartsheet, Inc.–Class A(a)	17,690	969,058
Varonis Systems, Inc.(a)	23,905	1,136,444

		214,866,716

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.(b)	470,477	82,149,989
Western Digital Corp.(a)	223,607	11,102,088

		93,252,077

		503,081,717

Health Care–6.9%
Biotechnology–0.9%
ADC Therapeutics SA(a)	15,838	232,660
Arcus Biosciences, Inc.(a)	11,660	367,990
Arrowhead Pharmaceuticals, Inc.(a)	12,310	566,137
Ascendis Pharma A/S (Sponsored ADR)(a)	3,813	447,494
Biohaven Pharmaceutical Holding Co., Ltd.(a)	2,181	258,601
Blueprint Medicines Corp.(a)	7,049	450,290
Coherus Biosciences, Inc.(a)	30,876	398,609
Erasca, Inc.(a)	18,914	162,660
Instil Bio, Inc.(a)	26,101	280,586
Intellia Therapeutics, Inc.(a)	7,940	577,000
Legend Biotech Corp. (ADR)(a)	11,601	421,580
Regeneron Pharmaceuticals, Inc.(a)	18,141	12,670,037
Turning Point Therapeutics, Inc.–Class I(a)	10,768	289,121
Ultragenyx Pharmaceutical, Inc.(a)	7,986	579,943
Vertex Pharmaceuticals, Inc.(a)	68,113	17,775,450
Vir Biotechnology, Inc.(a)	15,596	401,129

		35,879,287

Health Care Equipment & Supplies–1.8%
Align Technology, Inc.(a)	19,830	8,645,880
AtriCure, Inc.(a)	21,300	1,398,771
Edwards Lifesciences Corp.(a)	158,589	18,669,097
Envista Holdings Corp.(a)	22,180	1,080,388
Insulet Corp.(a)	1,667	444,072
Integra LifeSciences Holdings Corp.(a)	17,160	1,102,702
iRhythm Technologies, Inc.(a)	5,690	896,004
Medtronic PLC	214,130	23,757,723
Silk Road Medical, Inc.(a)	21,286	878,899
Zimmer Biomet Holdings, Inc.	94,315	12,062,889

		68,936,425

Health Care Providers & Services–2.4%
Acadia Healthcare Co., Inc.(a)	21,370	1,400,376
Anthem, Inc.	43,328	21,283,580
Guardant Health, Inc.(a)	9,009	596,756
Inari Medical, Inc.(a)	16,014	1,451,509
LianBio (ADR)(a)	7,947	29,484

2022 Semi-Annual Report	23

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
MEDNAX, Inc.(a)	55,960	$1,313,941
R1 RCM, Inc.(a)	36,291	971,147
UnitedHealth Group, Inc.	123,201	62,828,814

		89,875,607

Health Care Technology–0.0%
Change Healthcare, Inc.(a)	60,340	1,315,412

Life Sciences Tools & Services–0.1%
ICON PLC(a)	4,864	1,183,022
Repligen Corp.(a)	8,023	1,509,046
Syneos Health, Inc.(a)	16,230	1,313,819

		4,005,887

Pharmaceuticals–1.7%
Johnson & Johnson	65,366	11,584,816
Pfizer, Inc.	35,952	1,861,235
Roche Holding AG (Sponsored ADR)	594,221	29,360,460
Viatris, Inc.	23,223	252,666
Zoetis, Inc.	105,826	19,957,725

		63,016,902

		263,029,520

Consumer Discretionary–5.4%
Auto Components–0.3%
Dana, Inc.	29,975	526,661
Goodyear Tire & Rubber Co. (The)(a)	620,054	8,860,571
Magna International, Inc.–Class A (United States)	19,870	1,277,840

		10,665,072

Automobiles–0.3%
Stellantis NV	737,438	11,998,116

Distributors–0.1%
Pool Corp.	3,870	1,636,430

Diversified Consumer Services–0.0%
Mister Car Wash, Inc.(a)	55,538	821,407

Hotels, Restaurants & Leisure–0.2%
Dine Brands Global, Inc.	15,012	1,170,186
Dutch Bros, Inc.(a)	17,450	964,462
Hilton Grand Vacations, Inc.(a)	22,830	1,187,388
Papa John’s International, Inc.	10,251	1,079,225
Planet Fitness, Inc.(a)	17,169	1,450,437
Scientific Games Corp./DE–Class A(a)	12,290	722,038
Vail Resorts, Inc.	4,220	1,098,339

		7,672,075

Household Durables–0.1%
KB Home	25,740	833,461
NVR, Inc.(a)	165	737,099
PulteGroup, Inc.	28,140	1,179,066
Taylor Morrison Home Corp.–Class A(a)	23,436	637,928
Tempur Sealy International, Inc.	34,976	976,530
TopBuild Corp.(a)	4,617	837,478

		5,201,562

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail–1.7%
Amazon.com, Inc.(a)(b)	17,925	$58,434,604
Etsy, Inc.(a)	57,548	7,152,065

		65,586,669

Leisure Products–0.0%
Latham Group, Inc.(a)	62,272	824,481

Specialty Retail–1.8%
AutoZone, Inc.(a)	9,578	19,582,987
Dynatrace, Inc.(a)	26,990	1,271,229
Five Below, Inc.(a)	7,642	1,210,264
Floor & Decor Holdings, Inc.–Class A(a)	14,800	1,198,800
Home Depot, Inc. (The)	111,512	33,378,887
Lithia Motors, Inc.–Class A	3,831	1,149,760
National Vision Holdings, Inc.(a)	26,247	1,143,582
Sally Beauty Holdings, Inc.(a)	54,250	847,927
TJX Cos., Inc. (The)	156,807	9,499,368
Williams-Sonoma, Inc.	7,577	1,098,665

		70,381,469

Textiles, Apparel & Luxury Goods–0.9%
Carter’s, Inc.	13,919	1,280,409
Deckers Outdoor Corp.(a)	25,120	6,877,102
Kontoor Brands, Inc.	14,854	614,213
NIKE, Inc.–Class B	168,329	22,650,350
Ralph Lauren Corp.	9,220	1,045,917
Tapestry, Inc.	23,360	867,824

		33,335,815

		208,123,096

Communication Services–5.1%
Diversified Telecommunication Services–0.8%
Comcast Corp.–Class A	600,555	28,117,985

Entertainment–0.3%
Take-Two Interactive Software, Inc.(a)	81,836	12,581,467

Interactive Media & Services–3.5%
Alphabet, Inc.–Class C(a)	35,638	99,536,578
Meta Platforms, Inc.–Class A(a)(b)	159,978	35,572,708

		135,109,286

Media–0.0%
Criteo SA (Sponsored ADR)(a)	35,352	962,988

Wireless Telecommunication Services–0.5%
T-Mobile US, Inc.(a)	131,808	16,917,557

		193,689,283

Financials–4.8%
Banks–2.4%
Bank of America Corp.	899,292	37,068,816
Comerica, Inc.	14,710	1,330,225
First BanCorp./Puerto Rico	42,410	556,419
First Citizens BancShares, Inc./NC–Class A	1,900	1,264,640
First Hawaiian, Inc.	42,910	1,196,760
Pinnacle Financial Partners, Inc.	7,590	698,887

24	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
PNC Financial Services Group, Inc. (The)	64,594	$11,914,363
Signature Bank/New York NY	2,510	736,660
SVB Financial Group(a)	833	466,022
Synovus Financial Corp.	25,998	1,273,902
Texas Capital Bancshares, Inc.(a)	18,983	1,087,916
Umpqua Holdings Corp.	41,943	791,045
Webster Financial Corp.	21,484	1,205,682
Wells Fargo & Co.	611,214	29,619,431
Wintrust Financial Corp.	11,600	1,077,988
Zions Bancorp NA	19,206	1,259,146

		91,547,902

Capital Markets–1.4%
Ares Management Corp.–Class A	17,396	1,413,077
CME Group, Inc.–Class A	4,147	986,405
Goldman Sachs Group, Inc. (The)	92,096	30,400,890
LPL Financial Holdings, Inc.	103,421	18,892,948
Moelis & Co.	21,799	1,023,463
Stifel Financial Corp.	14,220	965,538

		53,682,321

Consumer Finance–0.0%
Fisker, Inc.(a)	32,520	419,508

Insurance–1.0%
American Financial Group, Inc./OH	7,323	1,066,375
Goosehead Insurance, Inc.–Class A	5,786	454,606
Hanover Insurance Group, Inc. (The)	7,770	1,161,770
Kemper Corp.	15,310	865,627
Kinsale Capital Group, Inc.	5,142	1,172,479
Progressive Corp. (The)	154,573	17,619,776
Selective Insurance Group, Inc.	10,560	943,642
Trupanion, Inc.(a)	12,940	1,153,213
Willis Towers Watson PLC	48,739	11,513,127

		35,950,615

Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	25,652	1,127,662

		182,728,008

Industrials–4.6%
Aerospace & Defense–0.7%
Axon Enterprise, Inc.(a)	9,023	1,242,738
Howmet Aerospace, Inc.	27,330	982,240
L3Harris Technologies, Inc.	7,139	1,773,827
Raytheon Technologies Corp.	220,211	21,816,304
Spirit AeroSystems Holdings, Inc.–Class A	25,550	1,249,140

		27,064,249

Air Freight & Logistics–0.0%
XPO Logistics, Inc.(a)	13,000	946,400

Airlines–0.0%
SkyWest, Inc.(a)	25,623	739,224

Building Products–0.1%
Armstrong World Industries, Inc.	11,820	1,063,918
Masonite International Corp.(a)	8,306	738,736
Otis Worldwide Corp.	33,003	2,539,581
Company	Shares	U.S. $ Value
Trex Co., Inc.(a)	14,604	$954,079

		5,296,314

Commercial Services & Supplies–0.1%
ADT, Inc.	125,250	950,648
MillerKnoll, Inc.	29,290	1,012,262
Tetra Tech, Inc.	8,260	1,362,404

		3,325,314

Construction & Engineering–0.6%
AECOM	273,750	21,026,737
Arcosa, Inc.	13,093	749,574
Dycom Industries, Inc.(a)	14,030	1,336,498
WillScot Mobile Mini Holdings Corp.(a)	30,390	1,189,161

		24,301,970

Electrical Equipment–1.0%
AMETEK, Inc.	7,359	980,072
Eaton Corp. PLC	116,795	17,724,809
Plug Power, Inc.(a)	47,550	1,360,405
Regal Rexnord Corp.	104,083	15,485,469
Sensata Technologies Holding PLC(a)	20,220	1,028,187
Vertiv Holdings Co.	34,010	476,140

		37,055,082

Industrial Conglomerates–0.1%
Honeywell International, Inc.	14,903	2,899,826

Machinery–0.2%
Ingersoll Rand, Inc.	20,063	1,010,172
ITT, Inc.	11,800	887,478
Middleby Corp. (The)(a)	6,020	986,919
Oshkosh Corp.	16,805	1,691,423
Timken Co. (The)	12,170	738,719

		5,314,711

Marine–0.0%
Kirby Corp.(a)	17,760	1,282,094

Professional Services–0.6%
Booz Allen Hamilton Holding Corp.	118,591	10,417,033
Korn Ferry	9,820	637,711
Robert Half International, Inc.	110,301	12,594,168

		23,648,912

Road & Rail–1.0%
CSX Corp.	644,433	24,134,016
Knight-Swift Transportation Holdings, Inc.	277,304	13,992,760
TFI International, Inc.	10,340	1,101,313

		39,228,089

Trading Companies & Distributors–0.2%
Applied Industrial Technologies, Inc.	8,320	854,131
GATX Corp.	6,120	754,780
Herc Holdings, Inc.	8,390	1,401,885
SiteOne Landscape Supply, Inc.(a)	6,864	1,109,840
United Rentals, Inc.(a)	6,952	2,469,420

		6,590,056

		177,692,241

2022 Semi-Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value

Consumer Staples–2.6%
Beverages–0.8%
Coca-Cola Co. (The)	346,264	$21,468,368
Constellation Brands, Inc.–Class A	40,703	9,374,715

		30,843,083

Food & Staples Retailing–1.1%
Costco Wholesale Corp.	22,768	13,110,953
Walmart, Inc.	198,132	29,505,817

		42,616,770

Food Products–0.1%
Freshpet, Inc.(a)	6,101	626,207
Hain Celestial Group, Inc. (The)(a)	35,144	1,208,954
Nomad Foods Ltd.(a)	49,451	1,116,603

		2,951,764

Household Products–0.6%
Procter & Gamble Co. (The)	154,390	23,590,792

		100,002,409

Energy–1.5%
Energy Equipment & Services–0.3%
Baker Hughes Co.–Class A	251,482	9,156,459
Cactus, Inc.–Class A	35,720	2,026,753
Helmerich & Payne, Inc.	4,560	195,077

		11,378,289

Oil, Gas & Consumable Fuels–1.2%
Chevron Corp.	102,193	16,640,086
ConocoPhillips	40,009	4,000,900
Coterra Energy, Inc.	52,598	1,418,568
EOG Resources, Inc.	151,386	18,049,753
HF Sinclair Corp.(a)	35,411	1,411,128
Matador Resources Co.	18,770	994,435
Ovintiv, Inc.	11,100	600,177
Valero Energy Corp.	19,488	1,978,812

		45,093,859

		56,472,148

Real Estate–1.4%
Equity Real Estate Investment Trusts (REITs)–1.4%
American Campus Communities, Inc.	188,431	10,546,483
American Tower Corp.	35,204	8,843,949
Broadstone Net Lease, Inc.	36,840	802,375
Camden Property Trust	9,239	1,535,522
Cousins Properties, Inc.	27,219	1,096,653
CubeSmart	16,307	848,453
Mid-America Apartment Communities, Inc.	70,428	14,751,145
Physicians Realty Trust	71,540	1,254,812
Prologis, Inc.	79,995	12,917,593
Safehold, Inc.	15,836	878,106
STAG Industrial, Inc.	24,340	1,006,459

		54,481,550

Company	Shares	U.S. $ Value

Utilities–0.8%
Electric Utilities–0.8%
American Electric Power Co., Inc.	212,513	$21,202,422
IDACORP, Inc.	13,554	1,563,589
NextEra Energy, Inc.	100,260	8,493,025

		31,259,036

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.	10,945	856,884

		32,115,920

Materials–0.6%
Chemicals–0.5%
FMC Corp.	5,020	660,481
Huntsman Corp.	22,040	826,720
Innospec, Inc.	6,970	645,074
Linde PLC	52,111	16,645,817
Orion Engineered Carbons SA	6,141	98,072
Trinseo PLC	801	38,384

		18,914,548

Containers & Packaging–0.1%
Berry Global Group, Inc.(a)	19,260	1,116,309
Sealed Air Corp.	15,049	1,007,681

		2,123,990

Metals & Mining–0.0%
Carpenter Technology Corp.	22,132	929,101
Reliance Steel & Aluminum Co.	5,187	951,037

		1,880,138

		22,918,676

Total Common Stocks (cost $951,860,221)		1,794,334,568

INVESTMENT COMPANIES–38.2%
Funds and Investment Trusts–38.2%(c)(d)
AB All Market Real Return Portfolio–Class Z	28,694,460	298,135,439
AB International Small Cap Portfolio–Class Z	16,944,569	202,995,942
Bernstein Fund, Inc.–International Strategic Equities Portfolio–Class Z	63,660,913	794,488,194
Bernstein Fund, Inc.–Small Cap Core Portfolio–Class Z	4,598,305	64,192,332
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z	3,522,047	101,047,533

Total Investment Companies (cost $1,203,756,627)		1,460,859,440

26	Sanford C. Bernstein Fund, Inc.

Company	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–1.7%
Options on Equity Indices–1.7%
Euro STOXX 50 Index Expiration: Dec 2022; Contracts: 31,010; Exercise Price: EUR 3,350.00; Counterparty: UBS AG(a)	EUR	103,883,500	$5,649,077
FTSE 100 Index Expiration: Apr 2022; Contracts: 11,890; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(a)	GBP	66,584,000	25,063
FTSE 100 Index Expiration: Jan 2023; Contracts: 11,060; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(a)		66,360,000	2,093,756
Nikkei 225 Index Expiration: Dec 2022; Contracts: 682,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(a)	JPY	15,686,000,000	3,776,792
Company	Notional Amount		U.S. $ Value

S&P 500 Index Expiration: Jan 2023; Contracts: 408,300; Exercise Price: USD 3,700.00; Counterparty: UBS AG(a)	USD	1,510,710,000	$51,700,485

Total Options Purchased—Puts (premiums paid $66,112,646)			63,245,173

	Shares

SHORT-TERM INVESTMENTS–13.8%
Investment Companies–13.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(c)(d)(e) (cost $527,583,110)		527,583,110	527,583,110

Total Investments—100.6% (cost $2,749,312,604)			3,846,022,291

Other assets less liabilities—(0.6)%			(21,937,477)

Net Assets—100.0%			$3,824,084,814

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

Euro STOXX 50 Index Futures	2,346	June 2022	$99,216,864	$733,068

FTSE 100 Index Futures	1,629	June 2022	160,195,550	(548,130)

Hang Seng Index Futures	628	April 2022	88,147,524	309,925

MSCI Singapore IX ETS Futures	1,007	April 2022	24,878,736	168,559

Nikkei 225 (OSE) Futures	127	June 2022	29,032,446	2,890,308

OMXS 30 Index Futures	4,218	April 2022	93,534,949	(2,002,728)

S&P 500 E-Mini Futures	903	June 2022	204,563,363	12,764,701

SPI 200 Futures	442	June 2022	61,841,739	3,411,824

U.S. T-Note 2 Yr (CBT) Futures	2,488	June 2022	527,261,628	(7,287,527)

U.S. T-Note 10 Yr (CBT) Futures	5,150	June 2022	632,806,250	(19,382,307)

U.S. Ultra Bond (CBT) Futures	1,146	June 2022	202,985,250	(6,983,080)

Sold Contracts

FTSE 100 Index Futures	377	June 2022	37,074,108	(835,086)

MSCI Emerging Markets Futures	1,525	June 2022	85,819,375	(2,206,457)

MSCI Singapore IX ETS Futures	755	April 2022	18,652,876	(53,471)

Russell 2000 E-Mini Futures	47	June 2022	4,856,040	(139,746)

S&P 500 E-Mini Futures	1,155	June 2022	261,650,813	(16,336,226)

S&P Mid 400 E-Mini Futures	5	June 2022	1,344,600	(52,489)

S&P/TSX 60 Index Future	362	June 2022	76,277,279	(1,197,342)

SPI 200 Futures	1,141	June 2022	159,641,231	(5,233,089)

TOPIX Index Futures	1,112	June 2022	177,797,602	1,449,986

				$(40,529,307)

2022 Semi-Annual Report	27

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	60,983	GBP	46,709	06/09/2022	$357,915

Barclays Bank PLC	AUD	148,493	USD	105,157	04/28/2022	(5,991,186)

Barclays Bank PLC	NZD	8,203	USD	5,584	06/10/2022	(94,478)

BNP Paribas SA	USD	33,263	CHF	30,566	04/13/2022	(175,958)

Deutsche Bank AG	CAD	44,332	USD	35,105	04/22/2022	(352,802)

Deutsche Bank AG	USD	96,539	CAD	122,367	04/22/2022	1,333,628

Deutsche Bank AG	AUD	57,432	USD	41,235	04/28/2022	(1,753,862)

Deutsche Bank AG	EUR	72,436	USD	80,483	05/12/2022	253,218

Goldman Sachs Bank USA	USD	42,639	CHF	39,196	04/13/2022	(208,867)

Goldman Sachs Bank USA	CAD	20,373	USD	15,975	04/22/2022	(320,204)

Goldman Sachs Bank USA	USD	8,998	CAD	11,396	04/22/2022	117,118

Goldman Sachs Bank USA	USD	40,346	AUD	55,542	04/28/2022	1,227,432

Goldman Sachs Bank USA	USD	96,820	JPY	11,125,779	04/28/2022	(5,390,905)

HSBC Bank USA	USD	79,120	CHF	74,026	04/13/2022	1,013,269

HSBC Bank USA	JPY	18,572,253	USD	159,301	04/28/2022	6,678,094

HSBC Bank USA	USD	52,332	AUD	70,909	04/28/2022	743,740

HSBC Bank USA	USD	150,720	JPY	18,618,057	04/28/2022	2,279,425

HSBC Bank USA	GBP	28,534	USD	37,360	06/09/2022	(112,487)

HSBC Bank USA	USD	40,797	GBP	31,034	06/09/2022	(41,408)

HSBC Bank USA	USD	24,902	NOK	215,878	06/17/2022	(393,353)

HSBC Bank USA	USD	17,095	SEK	160,818	06/17/2022	40,372

JPMorgan Chase Bank, NA	USD	34,127	CHF	31,271	04/13/2022	(276,293)

JPMorgan Chase Bank, NA	USD	41,203	CAD	52,412	04/22/2022	717,648

JPMorgan Chase Bank, NA	EUR	81,948	USD	91,339	05/12/2022	574,193

Morgan Stanley & Co. LLC	CHF	236,160	USD	256,012	04/13/2022	368,658

Morgan Stanley & Co. LLC	CHF	81,673	USD	87,600	04/13/2022	(811,241)

Morgan Stanley & Co. LLC	CAD	21,442	USD	16,736	04/22/2022	(413,941)

Morgan Stanley & Co. LLC	USD	47,214	CAD	60,032	04/22/2022	801,036

Morgan Stanley & Co. LLC	AUD	21,069	USD	15,782	04/28/2022	11,317

Morgan Stanley & Co. LLC	JPY	9,690,751	USD	83,931	04/28/2022	4,294,354

Morgan Stanley & Co. LLC	USD	29,088	JPY	3,341,844	04/28/2022	(1,625,332)

Morgan Stanley & Co. LLC	EUR	144,006	USD	164,050	05/12/2022	4,550,165

Morgan Stanley & Co. LLC	EUR	81,069	USD	89,437	05/12/2022	(355,473)

Morgan Stanley & Co. LLC	USD	114,763	NOK	1,007,095	06/17/2022	(425,742)

Morgan Stanley & Co. LLC	USD	36,636	SEK	345,865	06/17/2022	215,948

Standard Chartered Bank	JPY	2,493,131	USD	21,699	04/28/2022	1,211,236

UBS AG	USD	156,923	EUR	137,138	05/12/2022	(5,030,598)

						$3,014,636

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price	Expiration Month	Notional Amount (000)	Premiums Received	U.S. $ Value

FTSE 100 Index(f)	UBS AG	11,890	GBP 5,600.00	April 2022	GBP 6,658	$ 1,732,805	$ (25,063)

28	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley
Swiss Market Index Futures	0.00%	Monthly	CHF	45,176	06/17/2022	$ 459,715

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.
(f)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPI—Share Price Index

REIT—Real Estate Investment Trust

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2022 Semi-Annual Report	29

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

March 31, 2022 (Unaudited)

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–21.8%
Australia–1.4%
Australia Government Bond
Series 144 3.75%, 04/21/2037(a)	AUD	655	$535,023
Series 145 2.75%, 06/21/2035(a)		1,875	1,377,920
Series 150 3.00%, 03/21/2047(a)		4,135	2,982,799
Series 156 2.75%, 05/21/2041(a)		2,530	1,788,278
Series 158 1.25%, 05/21/2032		10,573	6,843,372
Series 163 1.00%, 11/21/2031(a)		2,709	1,723,824

			15,251,216

Austria–0.0%
Republic of Austria Government Bond Zero Coupon, 02/20/2030(a)	EUR	405	420,258

Canada–0.2%
Canadian Government Bond 2.00%, 12/01/2051	CAD	1,763	1,296,721
2.25%, 12/01/2029		808	641,986

			1,938,707

China–0.9%
China Government Bond Series 1827 3.25%, 11/22/2028	CNY	8,590	1,391,853
Series INBK 2.68%, 05/21/2030		18,020	2,792,207
3.27%, 11/19/2030		8,990	1,458,957
3.39%, 03/16/2050		11,310	1,760,787
3.81%, 09/14/2050		15,000	2,517,694

			9,921,498

Germany–0.8%
Bundesrepublik Deutschland Bundesanleihe Zero Coupon, 08/15/2050(a)	EUR	2,127	1,971,032
3.25%, 07/04/2042(a)		782	1,306,377
Series 3 4.75%, 07/04/2034(a)		1,070	1,779,401
Series G Zero Coupon, 08/15/2031–08/15/2050(a)		4,200	4,334,610

			9,391,420

	Principal Amount (000)		U.S. $ Value
Indonesia–0.1%
Indonesia Treasury Bond Series FR87 6.50%, 02/15/2031	IDR	12,747,000	$871,544

Ireland–0.1%
Ireland Government Bond Zero Coupon, 10/18/2031(a)	EUR	583	586,505

Italy–0.6%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(a)		4,885	5,018,399
0.95%, 09/15/2027(a)		561	606,220
1.50%, 04/30/2045(a)		642	604,263

			6,228,882

Japan–1.3%
Japan Government Ten Year Bond Series 358 0.10%, 03/20/2030	JPY	253,200	2,072,459
Japan Government Thirty Year Bond Series 36 2.00%, 03/20/2042		35,600	363,550
Series 65 0.40%, 12/20/2049		188,950	1,363,640
Series 68 0.60%, 09/20/2050		214,900	1,634,221
Japan Government Twenty Year Bond Series 171 0.30%, 12/20/2039		112,650	877,919
Series 177 0.40%, 06/20/2041		297,300	2,323,624
Japan Government Two Year Bond Series 426 0.005%, 07/01/2023		703,500	5,784,141

			14,419,554

Malaysia–0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	4,736	1,168,673

South Korea–0.3%
Korea Treasury Bond Series 3012 1.50%, 12/10/2030	KRW	4,363,790	3,191,968

Spain–0.2%
Spain Government Bond 1.00%, 07/30/2042(a)	EUR	2,450	2,345,748

United Kingdom–1.1%
United Kingdom Gilt 0.25%, 07/31/2031(a)	GBP	683	792,295
0.375%, 10/22/2026(a)		5,140	6,426,840
0.875%, 01/31/2046(a)		1,021	1,096,501
1.25%, 07/31/2051(a)		628	725,628

30	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
1.50%, 07/31/2053(a)	GBP	215	$265,506
1.75%, 09/07/2037(a)		2,663	3,462,077

			12,768,847

United States–14.7%
U.S. Treasury Bonds 1.125%, 08/15/2040(b)	U.S.$	7,605	5,969,925
1.75%, 08/15/2041		6,714	5,827,282
1.875%, 02/15/2051		9,758	8,531,802
2.00%, 11/15/2041–08/15/2051		8,719	7,878,434
2.25%, 08/15/2046–02/15/2052		1,583	1,494,696
2.375%, 02/15/2042–11/15/2049		1,935	1,874,145
2.875%, 05/15/2049		905	974,006
3.375%, 11/15/2048		495	580,233
3.625%, 08/15/2043		1,873	2,175,435
4.375%, 11/15/2039(c)		5,290	6,719,953
U.S. Treasury Notes 0.125%, 08/31/2022–08/15/2023		22,280	22,094,474
0.25%, 05/31/2025		2,525	2,352,984
0.375%, 04/15/2024–01/31/2026		18,639	17,515,641
0.50%, 03/15/2023–11/30/2023		6,951	6,799,564
0.875%, 09/30/2026		9,522	8,872,847
1.125%, 10/31/2026–02/15/2031		3,662	3,372,434
1.25%, 11/30/2026–08/15/2031		9,918	9,137,250
1.375%, 11/15/2031		13,481	12,372,663
1.50%, 01/31/2027–02/15/2030(c)		13,321	12,675,820
1.625%, 05/15/2026		6,600	6,375,091
1.875%, 02/28/2027–02/15/2032		3,480	3,368,128
2.125%, 05/31/2026		8,435	8,313,747
2.75%, 02/15/2028		2,236	2,273,034
2.875%, 09/30/2023		5,987	6,055,289

			163,604,877

Total Governments—Treasuries (cost $257,107,900)			242,109,697

INFLATION-LINKED SECURITIES–21.0%
United States–21.0%
U.S. Treasury Inflation Index 0.125%, 07/15/2022–07/15/2031 (TIPS)		100,868	106,081,752
0.25%, 01/15/2025–07/15/2029 (TIPS)		25,687	27,212,422
0.375%, 07/15/2023–07/15/2027 (TIPS)(b)(c)		35,898	38,092,920
0.50%, 01/15/2028 (TIPS)		2,353	2,520,334
0.625%, 01/15/2024–01/15/2026 (TIPS)		16,924	17,874,725
0.75%, 07/15/2028 (TIPS)		13,722	15,034,620
0.875%, 01/15/2029 (TIPS)		8,831	9,763,230
1.75%, 01/15/2028 (TIPS)		4,028	4,615,758
2.50%, 01/15/2029 (TIPS)		6,572	8,012,563
3.875%, 04/15/2029 (TIPS)		3,240	4,291,981

Total Inflation-Linked Securities (cost $227,040,956)			233,500,305

	Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–15.3%

Industrial–7.6%
Basic–0.4%
Anglo American Capital PLC 3.875%, 03/16/2029(a)	U.S.$	634	$632,710
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		467	473,363
LyondellBasell Industries NV 5.75%, 04/15/2024		277	289,061
Nexa Resources SA 6.50%, 01/18/2028(a)		405	430,312
Suzano Austria GmbH 2.50%, 09/15/2028		1,282	1,152,262
3.75%, 01/15/2031		526	492,599
WRKCo, Inc. 4.00%, 03/15/2028		519	529,821

			4,000,128

Capital Goods–0.2%
Flowserve Corp. 2.80%, 01/15/2032		530	470,100
General Electric Co. 1.875%, 05/28/2027	EUR	102	112,889
Parker-Hannifin Corp. 3.25%, 06/14/2029	U.S.$	223	220,027
Raytheon Technologies Corp. 4.125%, 11/16/2028		671	701,497
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		162	159,450
4.40%, 03/15/2024		343	349,445

			2,013,408

Communications—Media–1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		167	159,134
5.125%, 07/01/2049		256	254,879
5.375%, 05/01/2047		140	143,116
5.75%, 04/01/2048		130	138,869
Discovery Communications LLC 4.65%, 05/15/2050		184	179,604
5.20%, 09/20/2047		599	622,625
5.30%, 05/15/2049		262	275,910
Fox Corp. 4.709%, 01/25/2029		210	224,045
5.576%, 01/25/2049		346	403,218
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		156	163,291
Magallanes, Inc. 3.755%, 03/15/2027(a)		206	205,701
4.054%, 03/15/2029(a)		139	139,678
4.279%, 03/15/2032(a)		947	952,332

2022 Semi-Annual Report	31

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Netflix, Inc. 3.625%, 05/15/2027	EUR	275	$324,568
4.625%, 05/15/2029		260	324,516
5.875%, 11/15/2028	U.S.$	898	989,730
Prosus NV 3.257%, 01/19/2027(a)		604	552,660
3.68%, 01/21/2030(a)		786	692,663
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		930	861,297
2.39%, 06/03/2030(a)		460	407,617
3.24%, 06/03/2050(a)		525	410,419
Time Warner Cable LLC 4.50%, 09/15/2042		494	456,935
Weibo Corp. 3.375%, 07/08/2030		2,373	2,014,973

			10,897,780

Communications—Telecommunications–0.3%
AT&T, Inc. 3.65%, 09/15/2059		352	309,292
4.30%, 12/15/2042		282	285,057
5.15%, 03/15/2042		137	154,358
Series B 2.875%, 03/02/2025(d)	EUR	400	430,884
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	247	337,501
T-Mobile USA, Inc. 2.55%, 02/15/2031		557	505,110
2.625%, 04/15/2026–02/15/2029		590	557,120
2.875%, 02/15/2031		686	618,668
3.375%, 04/15/2029(a)		398	379,194

			3,577,184

Consumer Cyclical—Automotive–0.5%
General Motors Co. 6.125%, 10/01/2025		169	181,612
6.80%, 10/01/2027		100	112,875
General Motors Financial Co., Inc. 5.25%, 03/01/2026		339	355,295
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		145	138,170
3.35%, 06/08/2025(a)		1,753	1,725,952
Harley-Davidson, Inc. 3.50%, 07/28/2025		327	325,702
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,550	1,528,331
Volkswagen International Finance NV
0.875%, 09/22/2028(a)	EUR	700	725,984
Series . 3.50%, 06/17/2025(a)(d)		300	334,420

			5,428,341

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Other–0.3%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	313	$295,463
3.90%, 08/08/2029		1,692	1,550,786
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		77	81,765
MDC Holdings, Inc. 6.00%, 01/15/2043		1,027	1,067,166

			2,995,180

Consumer Cyclical—Retailers–0.2%
Advance Auto Parts, Inc. 3.50%, 03/15/2032		16	15,387
3.90%, 04/15/2030		1,234	1,232,889
Lowe’s Cos., Inc. 3.65%, 04/05/2029		233	236,530
PVH Corp. 3.125%, 12/15/2027(a)	EUR	194	220,609
Ross Stores, Inc. 4.70%, 04/15/2027	U.S.$	1,097	1,157,247

			2,862,662

Consumer Non-Cyclical–0.9%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	768	852,217
3.40%, 05/06/2030	U.S.$	985	948,240
4.80%, 02/14/2029		200	210,038
American Medical Systems Europe BV 1.375%, 03/08/2028	EUR	252	272,996
Amgen, Inc. 3.35%, 02/22/2032	U.S.$	492	487,926
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036		431	468,437
BAT Capital Corp. 2.259%, 03/25/2028		1,614	1,451,018
4.70%, 04/02/2027		245	251,022
4.906%, 04/02/2030		292	300,436
Baxalta, Inc. 3.60%, 06/23/2022		56	56,073
British American Tobacco PLC Series 5.25 3.00%, 09/27/2026(a)(d)	EUR	673	676,629
Cencosud SA 5.15%, 02/12/2025(a)	U.S.$	997	1,034,388
Cigna Corp. 4.375%, 10/15/2028		416	437,565
CVS Health Corp. 4.30%, 03/25/2028		32	33,546
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(a)	EUR	631	598,265
Kimberly-Clark de Mexico SAB de CV 2.431%, 07/01/2031(a)	U.S.$	497	449,412

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	U.S.$	810	$710,670
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		676	692,575

			9,931,453

Energy–1.8%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,736	1,481,051
BP Capital Markets PLC 3.25%, 03/22/2026(a)(d)	EUR	218	241,787
3.625%, 03/22/2029(a)(d)		353	385,250
Cenovus Energy, Inc. 4.25%, 04/15/2027	U.S.$	54	55,794
4.40%, 04/15/2029		1,571	1,630,776
Chevron USA, Inc. 3.85%, 01/15/2028		173	180,105
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		1,225	1,089,845
5.75%, 01/15/2031(a)		905	989,039
Devon Energy Corp. 5.60%, 07/15/2041		1,024	1,183,089
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,467	2,036,372
Energy Transfer LP 3.90%, 07/15/2026		407	409,609
6.25%, 04/15/2049		1,320	1,514,080
Eni SpA 4.25%, 05/09/2029(a)		775	799,661
Series NC9 3.375%, 07/13/2029(a)(d)	EUR	590	623,480
Marathon Petroleum Corp. 5.125%, 12/15/2026	U.S.$	269	286,651
6.50%, 03/01/2041		240	295,534
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,046	978,010
ONEOK Partners LP 6.125%, 02/01/2041		96	105,593
ONEOK, Inc. 4.00%, 07/13/2027		263	264,646
4.35%, 03/15/2029		333	339,990
6.35%, 01/15/2031		587	679,593
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		287	277,469
Suncor Energy, Inc. 6.50%, 06/15/2038		166	209,796
6.80%, 05/15/2038		436	562,253
6.85%, 06/01/2039		348	450,479
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		438	353,466
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		784	963,128
6.20%, 10/15/2037		711	869,411
7.625%, 01/15/2039		258	359,479
	Principal Amount (000)		U.S. $ Value
Valero Energy Corp. 6.625%, 06/15/2037	U.S.$	120	$148,772

			19,764,208

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		668	682,863
CITIC Ltd. 2.85%, 02/25/2030(a)		626	580,732

			1,263,595

Services–0.4%
Alibaba Group Holding Ltd. 2.125%, 02/09/2031		1,664	1,445,517
Booking Holdings, Inc. 4.625%, 04/13/2030		1,321	1,434,579
Expedia Group, Inc. 4.625%, 08/01/2027		477	496,424
6.25%, 05/01/2025(a)		33	35,292
Global Payments, Inc. 3.20%, 08/15/2029		253	240,565
Moody’s Corp. 4.25%, 02/01/2029		347	364,142
S&P Global, Inc. 4.25%, 05/01/2029(a)		232	244,127
4.75%, 08/01/2028(a)		51	54,785

			4,315,431

Technology–1.2%
Baidu, Inc. 1.625%, 02/23/2027		1,403	1,260,567
3.425%, 04/07/2030		401	384,655
Broadcom, Inc. 3.137%, 11/15/2035(a)		119	104,915
3.187%, 11/15/2036(a)		854	750,436
4.00%, 04/15/2029(a)		169	168,917
4.11%, 09/15/2028		214	217,116
4.15%, 11/15/2030–04/15/2032		1,129	1,134,595
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		551	597,846
8.35%, 07/15/2046		93	136,187
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	126	132,920
Fiserv, Inc. 3.50%, 07/01/2029	U.S.$	758	745,925
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025		680	711,919
Infor, Inc. 1.75%, 07/15/2025(a)		398	373,193
KLA Corp. 4.10%, 03/15/2029		108	113,332
Kyndryl Holdings, Inc. 2.05%, 10/15/2026(a)		1,611	1,447,532
Micron Technology, Inc. 4.185%, 02/15/2027		331	339,556

2022 Semi-Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
NXP BV/NXP Funding LLC 5.55%, 12/01/2028(a)	U.S.$	445	$481,473
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030(a)		261	253,368
Oracle Corp. 2.875%, 03/25/2031		441	402,439
3.60%, 04/01/2040		771	668,334
3.65%, 03/25/2041		426	371,195
5.375%, 07/15/2040		248	261,684
SK Hynix, Inc. 2.375%, 01/19/2031(a)		468	405,007
VeriSign, Inc. 2.70%, 06/15/2031		84	77,021
Western Digital Corp. 2.85%, 02/01/2029		192	176,016
3.10%, 02/01/2032		899	803,581
Workday, Inc. 3.70%, 04/01/2029		205	205,249
3.80%, 04/01/2032		535	535,664

			13,260,642

Transportation—Airlines–0.1%
Delta Air Lines, Inc. 7.00%, 05/01/2025(a)		411	439,922
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		488	491,734
4.75%, 10/20/2028(a)		563	568,028

			1,499,684

Transportation—Railroads–0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		407	404,986

Transportation—Services–0.2%
Chicago Parking Meters LLC 4.93%, 12/30/2025(e)		800	818,693
ENA Master Trust 4.00%, 05/19/2048(a)		1,113	1,044,342
FedEx Corp. 0.45%, 05/04/2029	EUR	667	677,759

			2,540,794

			84,755,476

Financial Institutions–7.2%
Banking–4.7%
American Express Co. 2.55%, 03/04/2027	U.S.$	468	454,835
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)		425	433,202
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		1,095	1,024,920
Banco Santander SA 1.125%, 06/23/2027(a)	EUR	700	754,264
4.175%, 03/24/2028	U.S.$	1,200	1,208,328
	Principal Amount (000)		U.S. $ Value
Bank of America Corp. 2.299%, 07/21/2032	U.S.$	753	$670,132
2.551%, 02/04/2028		722	690,550
2.687%, 04/22/2032		914	840,094
3.384%, 04/02/2026		321	320,554
3.559%, 04/23/2027		369	370,332
Series DD 6.30%, 03/10/2026(d)		223	237,014
Series Z 6.50%, 10/23/2024(d)		189	198,560
Bank of New York Mellon Corp. (The) Series G 4.70%, 09/20/2025(d)		236	242,110
Barclays Bank PLC 6.86%, 06/15/2032(a)(d)		205	261,416
BNP Paribas SA 2.871%, 04/19/2032(a)		1,098	1,003,528
CaixaBank SA 0.375%, 11/18/2026(a)	EUR	400	424,340
1.50%, 12/03/2026(a)	GBP	400	493,664
Capital One Financial Corp. 3.273%, 03/01/2030	U.S.$	1,072	1,036,323
Citigroup, Inc. 1.462%, 06/09/2027		40	36,829
1.50%, 07/24/2026(a)	EUR	258	286,483
2.014%, 01/25/2026	U.S.$	150	144,432
3.98%, 03/20/2030		426	433,656
4.075%, 04/23/2029		624	637,135
5.95%, 01/30/2023(d)		491	496,273
Series P 5.95%, 05/15/2025(d)		367	376,322
Series W 4.00%, 12/10/2025(d)		574	551,292
Series Y 4.15%, 11/15/2026(d)		340	318,226
Citizens Financial Group, Inc. 4.30%, 12/03/2025		837	854,301
Commonwealth Bank of Australia 3.784%, 03/14/2032(a)		311	300,759
Cooperatieve Rabobank UA 3.25%, 12/29/2026(a)(d)	EUR	200	209,911
4.375%, 06/29/2027(a)(d)		400	445,513
Credit Suisse Group AG 3.091%, 05/14/2032(a)	U.S.$	1,128	1,014,907
4.194%, 04/01/2031(a)		1,512	1,494,113
Danske Bank A/S 0.75%, 06/09/2029(a)	EUR	640	654,900
3.875%, 09/12/2023(a)	U.S.$	542	547,176
4.298%, 04/01/2028(a)		515	519,233
Deutsche Bank AG/New York NY 2.129%, 11/24/2026		272	252,568
2.552%, 01/07/2028		381	352,090
3.961%, 11/26/2025		455	454,749

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Discover Bank 4.682%, 08/09/2028	U.S.$	300	$304,095
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		518	513,328
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		1,099	998,925
2.64%, 02/24/2028		133	127,290
3.102%, 02/24/2033		92	86,811
3.615%, 03/15/2028		107	107,005
Series DMTN 2.383%, 07/21/2032		811	720,679
Series V 4.125%, 11/10/2026(d)		676	634,210
HSBC Holdings PLC 2.999%, 03/10/2026		1,000	980,699
4.292%, 09/12/2026		561	568,854
4.583%, 06/19/2029		201	207,352
4.762%, 03/29/2033		609	625,632
6.375%, 03/30/2025(d)		949	983,401
ING Groep NV 4.017%, 03/28/2028		381	383,625
6.50%, 04/16/2025(d)		201	208,347
6.75%, 04/16/2024(a)(d)		281	289,860
6.875%, 04/16/2022(a)(d)		550	550,935
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	950	1,035,646
2.58%, 04/22/2032	U.S.$	1,248	1,144,491
2.595%, 02/24/2026		206	202,341
Series I 3.769% (LIBOR 3 Month + 3.47%), 07/30/2022(d)(f)		609	609,012
Series V 4.287% (LIBOR 3 Month + 3.32%), 07/01/2022(d)(f)		549	547,556
Series X 6.10%, 10/01/2024(d)		360	368,996
Lloyds Banking Group PLC 7.50%, 06/27/2024(d)		685	720,517
Mitsubishi UFJ Financial Group, Inc. 0.978%, 06/09/2024(a)	EUR	760	844,920
Mizuho Financial Group, Inc. 2.226%, 05/25/2026	U.S.$	225	215,863
Morgan Stanley 0.406%, 10/29/2027	EUR	550	576,592
2.475%, 01/21/2028	U.S.$	573	546,441
2.943%, 01/21/2033		396	371,060
Series G 3.70%, 10/23/2024		905	921,145
3.772%, 01/24/2029		450	453,568
Nationwide Building Society 2.972%, 02/16/2028(a)		1,249	1,190,310
Natwest Group PLC 0.78%, 02/26/2030(a)	EUR	750	764,972
	Principal Amount (000)		U.S. $ Value
Nordea Bank Abp 6.125%, 09/23/2024(a)(d)	U.S.$	550	$566,148
PNC Financial Services Group, Inc. (The) Series O 3.995% (LIBOR 3 Month + 3.68%), 08/01/2022(d)(f)		56	55,764
Santander Holdings USA, Inc.
2.49%, 01/06/2028		585	546,537
4.40%, 07/13/2027		358	364,168
Santander UK Group Holdings PLC 2.469%, 01/11/2028		887	825,602
Societe Generale SA 2.797%, 01/19/2028(a)		1,898	1,776,699
Standard Chartered PLC 1.809% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(d)(f)		1,100	949,311
2.608%, 01/12/2028(a)		455	425,607
3.971%, 03/30/2026(a)		550	549,456
6.00%, 07/26/2025(a)(d)		558	575,778
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(d)		200	201,596
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)		977	994,059
UBS Group AG 7.00%, 02/19/2025(a)(d)		400	424,196
UniCredit SpA
1.982%, 06/03/2027(a)		784	708,595
3.127%, 06/03/2032(a)		996	877,138
US Bancorp Series J 5.30%, 04/15/2027(d)		423	418,495
Wells Fargo & Co.
3.35%, 03/02/2033		964	937,345
3.584%, 05/22/2028		168	167,955
Series BB
3.90%, 03/15/2026(d)		389	371,281

			51,585,242

Brokerage–0.3%
Charles Schwab Corp. (The) Series G 5.375%, 06/01/2025(d)		478	496,412
Series I
4.00%, 06/01/2026(d)		1,867	1,791,555
Charles Schwab Corp., (The) 2.90%, 03/03/2032		3	2,888
Nomura Holdings, Inc. 2.999%, 01/22/2032		608	558,557

			2,849,412

2022 Semi-Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Finance–0.9%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032	U.S.$	1,617	$1,461,606
Air Lease Corp. 2.10%, 09/01/2028		459	407,927
2.875%, 01/15/2026		203	195,959
3.25%, 03/01/2025		25	24,644
3.625%, 04/01/2027		96	94,160
4.625%, 10/01/2028		81	82,517
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,604	1,445,221
4.125%, 05/01/2024		215	214,533
4.25%, 06/15/2026		278	274,147
5.25%, 08/11/2025(a)		849	865,793
Aviation Capital Group LLC 1.95%, 01/30/2026–09/20/2026(a)		960	879,259
3.50%, 11/01/2027(a)		267	252,905
4.125%, 08/01/2025(a)		12	11,906
4.375%, 01/30/2024(a)		290	291,833
4.875%, 10/01/2025(a)		271	275,220
5.50%, 12/15/2024(a)		828	853,428
CDBL Funding 1 3.50%, 10/24/2027(a)		850	825,715
Synchrony Financial 2.875%, 10/28/2031		1,032	917,076
3.95%, 12/01/2027		165	164,025
4.50%, 07/23/2025		516	526,934

			10,064,808

Insurance–0.5%
Alleghany Corp. 3.625%, 05/15/2030		1,097	1,104,197
Assicurazioni Generali SpA 5.50%, 10/27/2047(a)	EUR	331	410,054
Centene Corp. 2.625%, 08/01/2031	U.S.$	346	308,054
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)		423	469,970
Liberty Mutual Group, Inc. 3.625%, 05/23/2059(a)	EUR	365	398,875
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	420	638,858
Prudential Financial, Inc. 5.875%, 09/15/2042		894	898,470
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		800	830,136
Voya Financial, Inc. 5.65%, 05/15/2053		895	899,743

			5,958,357

	Principal Amount (000)		U.S. $ Value
Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	U.S.$	454	$458,118

REITs–0.8%
American Tower Corp. 0.50%, 01/15/2028	EUR	720	731,083
3.65%, 03/15/2027	U.S.$	413	412,340
4.05%, 03/15/2032		104	104,313
Digital Euro Finco LLC 2.50%, 01/16/2026(a)	EUR	820	928,859
Digital Realty Trust LP 3.60%, 07/01/2029	U.S.$	474	470,777
Essential Properties LP 2.95%, 07/15/2031		533	468,049
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		955	865,774
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025		583	589,063
Series I
3.50%, 09/15/2030		483	460,092
Series J
2.90%, 12/15/2031		797	713,666
Office Properties Income Trust 3.45%, 10/15/2031		633	545,488
SBB Treasury Oyj 0.75%, 12/14/2028(a)	EUR	366	332,688
1.125%, 11/26/2029(a)		111	99,517
Vornado Realty LP 3.40%, 06/01/2031	U.S.$	1,425	1,334,754
WPC Eurobond BV 0.95%, 06/01/2030	EUR	277	267,842
1.35%, 04/15/2028		240	250,990

			8,575,295

			79,491,232

Utility–0.5%
Electric–0.5%
Adani Transmission Ltd. 4.00%, 08/03/2026(a)	U.S.$	328	316,991
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		731	688,969
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036		209	257,831
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		910	686,083
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		542	481,681

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value
Electricite de France SA 2.875%, 12/15/2026(a)(d)		EUR	400	$411,636
Enel Finance International NV 0.50%, 06/17/2030(a)			386	382,227
Engie Energia Chile SA 3.40%, 01/28/2030(a)		U.S.$	543	496,098
Entergy Corp. 1.90%, 06/15/2028			686	621,523
Iberdrola International BV Series NC6 1.45%, 11/09/2026(a)(d)		EUR	500	522,874
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028		U.S.$	171	157,554

				5,023,467

Other Utility–0.0%
American Water Capital Corp. 3.45%, 06/01/2029			132	132,574

				5,156,041

Total Corporates—Investment Grade (cost $180,579,429)				169,402,749

MORTGAGE PASS-THROUGHS–4.7%
Agency Fixed Rate 30-Year–4.5%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049–11/01/2049			1,158	1,168,917
4.00%, 06/01/2049			356	368,167
Series 2020
2.50%, 07/01/2050			506	486,686
3.50%, 01/01/2050			1,320	1,335,896
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046			578	598,757
Series 2017
4.00%, 07/01/2044			397	411,564
Series 2018
4.50%, 03/01/2048–11/01/2048			629	660,962
5.00%, 11/01/2048			194	205,710
Series 2019
4.50%, 02/01/2049			357	376,960
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037			127	138,684
Series 2010
4.00%, 12/01/2040			246	254,637
Series 2012
3.50%, 02/01/2042–01/01/2043			3,115	3,192,315
Series 2013
3.50%, 03/01/2043–04/01/2043			1,451	1,485,938
4.00%, 10/01/2043			705	734,436
Series 2014
5.50%, 09/01/2041			407	444,505
	Principal Amount (000)			U.S. $ Value
Series 2015
3.00%, 05/01/2045–08/01/2045	U.S.$		782	$777,752
Series 2018
3.50%, 03/01/2048			1,390	1,406,549
4.50%, 09/01/2048			1,406	1,478,803
Series 2019
3.50%, 11/01/2049			534	538,377
Series 2020
2.50%, 07/01/2050			2,809	2,709,506
3.50%, 01/01/2050			1,440	1,455,008
Series 2022
3.00%, 02/01/2052–03/01/2052			5,425	5,336,800
Government National Mortgage Association Series 2016 3.00%, 04/20/2046–05/20/2046			289	289,522
Uniform Mortgage-Backed Security Series 2022 2.00%, 04/01/2052, TBA			1,876	1,742,188
2.50%, 04/01/2052, TBA			10,331	9,864,491
3.00%, 04/01/2052, TBA			12,587	12,323,046

				49,786,176

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028–06/01/2028			45	44,785
Series 2014
2.50%, 09/01/2029			106	106,133
Series 2016
2.50%, 11/01/2031–01/01/2032			1,768	1,757,978
Series 2017
2.50%, 02/01/2032			107	106,277

				2,015,173

Total Mortgage Pass-Throughs (cost $53,381,240)				51,801,349

			Shares

INVESTMENT COMPANIES–4.0%
Funds and Investment Trusts–4.0%
AB All Market Real Return Portfolio–Class Z(g)(h) (cost $38,848,967)			4,257,619	44,236,660

	Principal Amount (000)

COLLATERALIZED MORTGAGE OBLIGATIONS–4.0%
Risk Share Floating Rate–3.3%
Bellemeade Re Ltd. Series 2018-3A, Class M1B 2.307% (LIBOR 1 Month + 1.85%), 10/25/2028(a)(f)	U.S.$		360	358,986

2022 Semi-Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Series 2019-1A, Class M1B
2.207% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(f)	U.S.$	806	$806,033
Series 2019-2A, Class M1C 2.457% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(f)		829	826,034
Series 2019-3A, Class M1B 2.057% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(f)		616	615,139
Series 2019-3A, Class M1C 2.407% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(f)		441	438,306
Series 2019-4A, Class M1B 2.457% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(f)		537	536,951
Series 2019-4A, Class M1C 2.957% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(f)		235	231,691
Series 2019-4A, Class M2 3.307% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(f)		330	320,563
Series 2021-1A, Class M1C 3.049% (SOFR + 2.95%), 03/25/2031(a)(f)		602	598,980
Series 2021-2A, Class M1B 1.599% (SOFR + 1.50%), 06/25/2031(a)(f)		918	895,230
Series 2021-3A, Class A2 1.099% (SOFR + 1.00%), 09/25/2031(a)(f)		878	865,394
Series 2022-1, Class M1B 2.249% (SOFR + 2.15%), 01/26/2032(a)(f)		335	333,165
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 2.857% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(f)		85	84,832
Series 2019-R02, Class 1M2 2.757% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(f)		78	78,066
Series 2019-R03, Class 1M2 2.607% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(f)		51	50,879
Series 2019-R04, Class 2M2 2.557% (LIBOR 1 Month + 2.10%), 06/25/2039(a)(f)		9	8,970
Series 2019-R05, Class 1M2 2.457% (LIBOR 1 Month + 2.00%), 07/25/2039(a)(f)		6	6,056
Series 2019-R06, Class 2M2 2.557% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(f)		108	107,909
Series 2019-R07, Class 1M2 2.557% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(f)		230	229,825
	Principal Amount (000)		U.S. $ Value
Series 2020-R01, Class 1M2 2.507% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(f)	U.S.$	367	$366,706
Series 2020-R02, Class 2M2 2.457% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(f)		315	313,621
Series 2021-R01, Class 1M1 0.849% (SOFR+ 0.75%), 10/25/2041(a)(f)		32	32,141
Series 2021-R01, Class 1M2 1.649% (SOFR+ 1.55%), 10/25/2041(a)(f)		48	46,087
Series 2021-R03, Class 1M2 1.749% (SOFR+ 1.65%), 12/25/2041(a)(f)		662	626,286
Series 2022-R01, Class 1M2 1.999% (SOFR+ 1.90%), 12/25/2041(a)(f)		1,987	1,894,624
Series 2022-R02, Class 2M1 1.299% (SOFR+ 1.20%), 01/25/2042(a)(f)		608	602,542
Series 2022-R02, Class 2M2 3.099% (SOFR+ 3.00%), 01/25/2042(a)(f)		602	587,657
Series 2022-R03, Class 1M2 3.599% (SOFR +3.50%), 03/25/2042(a)(f)		1,602	1,617,611
Eagle RE Ltd. Series 2018-1, Class M1 1.887% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(f)		208	207,222
Series 2018-1, Class M2 3.187% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(f)		295	293,844
Series 2020-1, Class M1A 1.357% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(f)		1,045	1,037,172
Series 2021-2, Class M1B 2.149% (SOFR+ 2.05%), 04/25/2034(a)(f)		216	212,673
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(f)		109	108,503
Series 2019-DNA4, Class M2 2.407% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(f)		187	186,800
Series 2019-FTR2, Class M2 2.607% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(f)		482	466,836
Series 2020-DNA1, Class M2
2.157% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(f)		276	276,053
Series 2020-DNA5, Class M2 2.899% (SOFR + 2.80%), 10/25/2050(a)(f)		935	937,218

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2021-DNA5, Class M2 1.749% (SOFR + 1.65%), 01/25/2034(a)(f)	U.S.$	598	$588,424
Series 2021-DNA6, Class M2 1.599% (SOFR+ 1.50%), 10/25/2041(a)(f)		1,965	1,868,405
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(f)		153	154,769
Series 2015-DNA1, Class M3 3.757% (LIBOR 1 Month + 3.30%), 10/25/2027(f)		106	107,597
Series 2015-HQA2, Class M3
5.257% (LIBOR 1 Month + 4.80%), 05/25/2028(f)		251	258,192
Series 2017-HQA2, Class M2B 3.107% (LIBOR 1 Month + 2.65%), 12/25/2029(f)		975	993,954
Series 2019-HQA3, Class M2 2.307% (LIBOR 1 Month + 1.85%), 09/25/2049(a)(f)		195	194,732
Series 2021-DNA6, Class M1 0.899% (SOFR+ 0.80%), 10/25/2041(a)(f)		64	63,366
Series 2021-DNA7, Class M2 1.899% (SOFR+ 1.80%), 11/25/2041(a)(f)		2,181	2,074,139
Series 2021-HQA4, Class M2 2.449% (SOFR+ 2.35%), 12/25/2041(a)(f)		1,184	1,112,970
Series 2022-DNA1, Class M1B 1.949% (SOFR+ 1.85%), 01/25/2042(a)(f)		731	688,808
Series 2022-DNA2, Class M1B 2.499% (SOFR+ 2.40%), 02/25/2042(a)(f)		561	545,716
Series 2022-HQA1, Class M1B 3.55% (SOFR+ 3.50%), 03/25/2042(a)(f)		134	136,354
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 5.357% (LIBOR 1 Month + 4.90%), 11/25/2024(f)		245	252,565
Series 2014-C04, Class 2M2
5.457% (LIBOR 1 Month + 5.00%), 11/25/2024(f)		73	73,768
Series 2015-C01, Class 1M2 4.757% (LIBOR 1 Month + 4.30%), 02/25/2025(f)		179	180,750
	Principal Amount (000)		U.S. $ Value
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(f)	U.S.$	265	$264,595
Series 2015-C03, Class 1M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(f)		294	298,654
Series 2015-C03, Class 2M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(f)		5	5,166
Series 2015-C04, Class 1M2 6.157% (LIBOR 1 Month + 5.70%), 04/25/2028(f)		407	435,521
Series 2015-C04, Class 2M2 6.007% (LIBOR 1 Month + 5.55%), 04/25/2028(f)		254	263,878
Series 2016-C01, Class 2M2 7.407% (LIBOR 1 Month + 6.95%), 08/25/2028(f)		84	88,847
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(f)		233	245,571
Series 2016-C05, Class 2M2 4.907% (LIBOR 1 Month + 4.45%), 01/25/2029(f)		1,212	1,258,840
Series 2016-C06, Class 1M2 4.707% (LIBOR 1 Month + 4.25%), 04/25/2029(f)		187	194,683
Series 2016-C07, Class 2M2 4.807% (LIBOR 1 Month + 4.35%), 05/25/2029(f)		243	253,172
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(f)		750	763,234
Series 2017-C04, Class 2M2 3.307% (LIBOR 1 Month + 2.85%), 11/25/2029(f)		433	440,223
Series 2018-C01, Class 1M2 2.707% (LIBOR 1 Month + 2.25%), 07/25/2030(f)		220	221,434
Series 2021-R02, Class 2M2 2.099% (SOFR+ 2.00%), 11/25/2041(a)(f)		967	922,065
Home RE Ltd. Series 2020-1, Class M1B 3.707% (LIBOR 1 Month + 3.25%), 10/25/2030(a)(f)		314	313,936
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2024(f)(i)		24	23,434
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 3.195% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(f)		727	721,288

2022 Semi-Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
Series 2019-3R, Class A 3.145% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(f)	U.S.$		86	$85,793
Series 2020-1R, Class A 2.795% (LIBOR 1 Month + 2.35%), 02/27/2023(f)			194	193,028
Radnor RE Ltd. Series 2019-1, Class M1B 2.407% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(f)			809	810,238
Series 2019-2, Class M1B 2.207% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(f)			703	702,029
Series 2020-1, Class M1A 1.407% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(f)			417	413,910
STACR Trust Series 2018-DNA3, Class M2 2.557% (LIBOR 1 Month + 2.10%), 09/25/2048(a)(f)			445	447,268
Traingle Re Ltd. Series 2021-1, Class M1B 3.457% (LIBOR 1 Month + 3.00%), 08/25/2033(a)(f)			166	166,034
Series 2021-3, Class M1A 1.999% (SOFR + 1.90%), 02/25/2034(a)(f)			352	350,391
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 5.707% (LIBOR 1 Month + 5.25%), 11/25/2025(f)(j)			145	135,445
Series 2015-WF1, Class 2M2 5.957% (LIBOR 1 Month + 5.50%), 11/25/2025(f)(j)			38	35,677

				36,555,468

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 5.753% (6.15%–LIBOR 1 Month), 06/15/2047(f)(j)			1,510	249,934
Series 4719, Class JS 5.753% (6.15%–LIBOR 1 Month), 09/15/2047(f)(j)			487	72,589
Series 4954, Class SL
5.593% (6.05%–LIBOR 1 Month), 02/25/2050(f)(j)			1,658	259,469
Series 4981, Class HS 5.643% (6.10%–LIBOR 1 Month), 06/25/2050(f)(j)			3,983	562,661
Federal National Mortgage Association REMICs Series 2011-131, Class ST 6.083% (6.54%–LIBOR 1 Month), 12/25/2041(f)(j)			697	116,657
	Principal Amount (000)			U.S. $ Value
Series 2014-17, Class SA 5.593% (6.05%–LIBOR 1 Month), 04/25/2044(f)(j)		U.S.$	2,054	$381,996
Series 2014-78, Class SE 5.643% (6.10%–LIBOR 1 Month), 12/25/2044(f)(j)			560	95,517
Series 2016-77, Class DS 5.543% (6.00%–LIBOR 1 Month), 10/25/2046(f)(j)			1,255	192,484
Series 2017-62, Class AS 5.693% (6.15%–LIBOR 1 Month), 08/25/2047(f)(j)			633	103,088
Series 2017-81, Class SA 5.743% (6.20%–LIBOR 1 Month), 10/25/2047(f)(j)			609	101,393
Series 2017-97, Class LS 5.743% (6.20%–LIBOR 1 Month), 12/25/2047(f)(j)			1,211	204,474
Series 2017-97, Class SW 5.743% (6.20%–LIBOR 1 Month), 12/25/2047(f)(j)			630	110,263
Government National Mortgage Association Series 2017-65, Class ST 5.701% (6.15%–LIBOR 1 Month), 04/20/2047(f)(j)			754	118,947
Series 2017-122, Class SA 5.751% (6.20%–LIBOR 1 Month), 08/20/2047(f)(j)			591	85,561
Series 2017-134, Class SE 5.751% (6.20%–LIBOR 1 Month), 09/20/2047(f)(j)			441	62,329

				2,717,362

Non-Agency Fixed Rate–0.2%
Bayview MSR Opportunity Master Fund Trust Series 2021-2, Class A2 2.50%, 06/25/2051(a)			201	186,128
CIM Trust Series 2021-INV1, Class A2 2.50%, 07/01/2051(a)			515	477,154
Flagstar Mortgage Trust Series 2021-8INV, Class A3 2.50%, 09/25/2051(a)			458	422,840
Mello Mortgage Capital Acceptance Series 2021-INV2, Class A3 2.50%, 08/25/2051(a)			437	403,477
New Residential Mortgage Loan Trust Series 2021-INV1, Class A2 2.50%, 06/25/2051(a)			642	595,952
United Wholesale Mortgage Trust Series 2021-INV1, Class A3 2.50%, 08/25/2051(a)			565	524,143

				2,609,694

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(k)	U.S.$	2,615	$441,245
Series 5049, Class CI 3.50%, 12/25/2050(k)		2,837	428,650
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 11/30/2050(k)		5,618	1,020,070

			1,889,965

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank NA Series 2019-CL1, Class M3 2.557% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(f)		156	155,880

Total Collateralized Mortgage Obligations (cost $44,444,615)			43,928,369

CORPORATES—NON-INVESTMENT GRADE–3.7%

Industrial–2.7%
Basic–0.4%
Axalta Coating Systems LLC 3.375%, 02/15/2029(a)		1,222	1,074,407
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	709	741,193
INEOS Styrolution Group GmbH 2.25%, 01/16/2027(a)		270	271,145
Ingevity Corp. 3.875%, 11/01/2028(a)	U.S.$	1,125	1,016,887
Olympus Water US Holding Corp. 3.875%, 10/01/2028(a)	EUR	155	156,271
Rimini Bidco SpA 5.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(a)(f)		410	401,961
SPCM SA 2.00%, 02/01/2026(a)		311	333,905
WEPA Hygieneprodukte GmbH 2.875%, 12/15/2027(a)		447	423,722

			4,419,491

Capital Goods–0.3%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 2.00%, 09/01/2028(a)		500	510,119
3.25%, 09/01/2028(a)	U.S.$	652	591,821
Silgan Holdings, Inc. 2.25%, 06/01/2028	EUR	122	122,787
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)		925	1,011,667
	Principal Amount (000)		U.S. $ Value
TransDigm, Inc. 6.25%, 03/15/2026(a)	U.S.$	864	$889,626

			3,126,020

Communications—Media–0.5%
Altice Financing SA 3.00%, 01/15/2028(a)	EUR	320	312,533
Cable One, Inc. 4.00%, 11/15/2030(a)	U.S.$	529	488,039
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030–06/01/2033(a)		1,086	984,637
4.75%, 02/01/2032(a)		655	610,408
DISH DBS Corp. 5.25%, 12/01/2026(a)		1,260	1,202,254
5.75%, 12/01/2028(a)		875	830,699
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	320	359,112
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		320	319,736

			5,107,418

Communications—Telecommunications–0.2%
Altice France SA/France 3.375%, 01/15/2028(a)		320	321,521
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		710	756,439
Lumen Technologies, Inc. 4.50%, 01/15/2029(a)	U.S.$	702	604,134
Telecom Italia SpA/Milano 1.625%, 01/18/2029(a)	EUR	525	490,975

			2,173,069

Consumer Cyclical—Automotive–0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(a)		320	347,847
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)		385	421,435
Ford Motor Credit Co. LLC 4.95%, 05/28/2027	U.S.$	1,253	1,273,912
ZF Finance GmbH 2.00%, 05/06/2027(a)	EUR	500	498,360
3.75%, 09/21/2028(a)		300	315,042

			2,856,596

Consumer Cyclical—Entertainment–0.2%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	1,057	985,250
Carnival PLC 1.00%, 10/28/2029	EUR	490	394,426
Mattel, Inc. 3.75%, 04/01/2029(a)	U.S.$	168	161,554
Royal Caribbean Cruises Ltd. 11.50%, 06/01/2025(a)		446	489,901

			2,031,131

2022 Semi-Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Consumer Cyclical—Other–0.1%
NH Hotel Group SA 4.00%, 07/02/2026(a)	EUR	595	$642,152

Consumer Cyclical—Restaurants–0.2%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)	U.S.$	1,691	1,562,467
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	230	307,502

			1,869,969

Consumer Cyclical—Retailers–0.1%
Dufry One BV 2.50%, 10/15/2024(a)	EUR	280	301,430
Levi Strauss & Co. 3.50%, 03/01/2031(a)	U.S.$	508	466,319

			767,749

Consumer Non-Cyclical–0.3%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023–03/15/2029(a)		811	755,283
Avantor Funding, Inc. 2.625%, 11/01/2025(a)	EUR	488	546,247
Cheplapharm Arzneimittel GmbH 3.50%, 02/11/2027(a)		123	132,411
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)		260	273,520
Grifols SA 1.625%, 02/15/2025(a)		128	137,620
IQVIA, Inc. 2.25%, 03/15/2029(a)		200	202,546
Nobel Bidco BV 3.125%, 06/15/2028(a)		320	315,329
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		200	210,932
4.125%, 04/30/2028(a)	U.S.$	352	335,386
Paysafe Finance PLC/Paysafe Holdings US Corp. 3.00%, 06/15/2029(a)	EUR	500	498,919

			3,408,193

Energy–0.0%
Transocean Poseidon Ltd. 6.875%, 02/01/2027(a)	U.S.$	352	348,026

Other Industrial–0.0%
Belden, Inc. 3.375%, 07/15/2027(a)	EUR	385	414,811

Services–0.2%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		320	332,342
Block, Inc. 2.75%, 06/01/2026(a)	U.S.$	443	418,923
	Principal Amount (000)		U.S. $ Value
Elior Group SA 3.75%, 07/15/2026(a)	EUR	380	$382,608
Intertrust Group BV 3.375%, 11/15/2025(a)		555	612,262
Verisure Holding AB 3.25%, 02/15/2027(a)		395	410,349

			2,156,484

Technology–0.0%
Cedacri Mergeco SpA 4.625% (EURIBOR 3 Month + 4.63%), 05/15/2028(a)(f)		130	142,922
Playtech PLC 4.25%, 03/07/2026(a)		200	221,697

			364,619

Transportation—Airlines–0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(a)		200	212,787

			29,898,515

Financial Institutions–0.9%
Banking–0.7%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(d)	U.S.$	400	402,268
Banco Santander SA 6.75%, 04/25/2022(a)(d)	EUR	500	554,884
7.50%, 02/08/2024(a)(d)	U.S.$	600	622,728
Credit Suisse Group AG 7.50%, 07/17/2023–12/11/2023(a)(d)		2,194	2,245,127
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,865	1,942,341
Intesa Sanpaolo SpA
5.017%, 06/26/2024(a)		400	403,696
Series E 3.928%, 09/15/2026(a)	EUR	474	548,179
Societe Generale SA 7.875%, 12/18/2023(a)(d)	U.S.$	695	726,574
8.00%, 09/29/2025(a)(d)		390	420,518

			7,866,315

Finance–0.1%
Lincoln Financing SARL 3.625%, 04/01/2024(a)	EUR	101	111,603
SLM Corp. 4.20%, 10/29/2025	U.S.$	811	804,763

			916,366

Other Finance–0.0%
Motion Finco Sarl 7.00%, 05/15/2025(a)	EUR	255	291,643

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)			U.S. $ Value
REITs–0.1%
Vivion Investments SARL 3.00%, 08/08/2024(a)		EUR	400	$425,565

				9,499,889

Utility–0.1%
Electric–0.1%
EDP–Energias de Portugal SA Series NC5. 1.50%, 03/14/2082(a)			300	299,232
Vistra Corp. 7.00%, 12/15/2026(a)(d)		U.S.$	384	373,813
Vistra Operations Co. LLC 4.375%, 05/01/2029(a)			452	427,081

				1,100,126

Total Corporates—Non-Investment Grade (cost $43,321,581)				40,498,530

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.0%
Non-Agency Floating Rate CMBS–1.7%
Areit Series 2022-CRE6, Class A 1.30% (SOFR+ 1.25%), 11/17/2024(a)(f)			1,907	1,886,914
Ashford Hospitality Trust Series 2018-KEYS, Class A 1.397% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(f)			600	594,660
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 1.397% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(f)			1,935	1,883,625
BBCMS Mortgage Trust Series 2020-BID, Class A 2.537% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(f)			1,089	1,088,014
Beneria Cowen & Pritzer Collateral Funding Corp. Series 2021-330N, Class A 1.196% (LIBOR 1 Month + 0.80%), 06/15/2038(a)(f)			216	211,828
BFLD Trust Series 2021-FPM, Class A 1.997% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(f)			1,653	1,639,550
BHMS Series 2018-ATLS, Class A 1.647% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(f)			1,512	1,495,915
BHP Trust Series 2019-BXHP, Class C 1.919% (LIBOR 1 Month + 1.52%), 08/15/2036(a)(f)			235	229,786
	Principal Amount (000)			U.S. $ Value
BX Commercial Mortgage Trust Series 2019-IMC, Class A 1.397% (LIBOR 1 Month + 1.00%), 04/15/2034(a)(f)	U.S.$		712	$704,179
Series 2019-IMC, Class E 2.547% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(f)			430	419,484
BX Trust Series 2018-EXCL, Class A 1.485% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(f)			1,253	1,238,851
CLNY Trust Series 2019-IKPR, Class D 2.422% (LIBOR 1 Month + 2.03%), 11/15/2038(a)(f)			915	894,381
DBWF Mortgage Trust Series 2018-GLKS, Class A 1.479% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(f)			1,631	1,615,863
Great Wolf Trust Series 2019-WOLF, Class A 1.431% (LIBOR 1 Month + 1.03%), 12/15/2036(a)(f)			570	562,484
GS Mortgage Securities Corp. Trust Series 2019-BOCA, Class A 1.597% (LIBOR 1 Month + 1.20%), 06/15/2038(a)(f)			751	750,339
Series 2019-SMP, Class A 1.547% (LIBOR 1 Month + 1.15%), 08/15/2032(a)(f)			820	810,801
Series 2019-SMP, Class D 2.347% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(f)			230	222,475
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(i)			1,230	1,192,931
Invitation Homes Trust Series 2018-SFR2, Class C 1.677% (LIBOR 1 Month + 1.28%), 06/17/2037(a)(f)			313	309,910
Series 2018-SFR3, Class C 1.741% (LIBOR 1 Month + 1.30%), 07/17/2037(a)(f)			145	144,715
Series 2018-SFR4, Class A 1.541% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(f)			829	825,946
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.597% (LIBOR 1 Month + 1.95%), 11/15/2026(f)(i)			198	182,804
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 1.897% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(f)			372	370,422

				19,275,877

2022 Semi-Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Non-Agency Fixed Rate CMBS–1.3%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.534%, 03/10/2037(a)	U.S.$	500	$457,465
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		85	84,868
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class A 3.369%, 03/13/2035(a)		2,120	2,127,036
Citigroup Commercial Mortgage Trust Series 2017-P8, Class AS 3.789%, 09/15/2050		267	269,716
Commercial Mortgage Trust Series 2010-C1, Class D 5.755%, 07/10/2046(a)		1,061	1,060,873
Series 2014-UBS5, Class A4 3.838%, 09/10/2047		990	996,290
Series 2015-LC21, Class XA 0.674%, 07/10/2048(k)		4,680	84,095
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.163%, 08/10/2044(a)		473	473,759
Series 2011-GC5, Class D 5.163%, 08/10/2044(a)		114	53,036
Series 2013-G1, Class A1 2.059%, 04/10/2031(a)		48	47,963
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		1,094	1,085,898
Series 2013-GC12, Class B 3.777%, 06/10/2046		465	465,731
Series 2014-GC18, Class D 5.088%, 01/10/2047(a)		40	17,492
GSF Series 2021-1, Class A1 1.433%, 08/06/2026(i)		284	272,860
Series 2021-1, Class A2 2.435%, 08/15/2026(i)		579	568,989
Series 2021-1, Class AS 2.638%, 08/15/2026(i)		39	37,658
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		150	148,925
Series 2014-C22, Class XA 0.818%, 09/15/2047(k)		13,595	210,897
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	770,789
Series 2015-C33, Class AS 4.023%, 12/15/2048		440	441,835
JPMorgan Chase Commercial Mortgage Securities Trust Series 2011-C5, Class D 5.735%, 08/15/2046(a)		11	11,402
	Principal Amount (000)		U.S. $ Value
Series 2012-C6, Class E 5.27%, 05/15/2045(a)	U.S.$	375	$262,251
Series 2012-C8, Class AS 3.424%, 10/15/2045(a)		1,400	1,401,794
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		117	48,659
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		1,122	1,119,014
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.086%, 07/15/2049(a)		82	82,557
UBS Commercial Mortgage Trust Series 2019-C17, Class AS 3.203%, 10/15/2052		364	347,305
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.341%, 12/15/2059		125	121,553
Series 2016-NXS6, Class C 4.393%, 11/15/2049		750	733,994
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class AS 3.931%, 11/15/2047		143	142,524

			13,947,228

Agency CMBS–0.0%
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 2.099% (SOFR + 2.00%), 01/25/2051(a)(f)		169	162,915

Total Commercial Mortgage-Backed Securities (cost $34,239,766)			33,386,020

ASSET-BACKED SECURITIES–2.0%
Other ABS—Fixed Rate–1.2%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		1,146	1,042,626
Affirm Asset Securitization Trust Series 2020-A, Class A 2.10%, 02/18/2025(a)		598	596,784
Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		345	339,106
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		362	355,043
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		1,318	1,302,625
Atalaya Equipment Leasing Trust Series 2021-1A, Class A1 0.326%, 11/15/2022(a)		230	229,706

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2021-1A, Class B 2.08%, 02/15/2027(a)	U.S.$	249	$239,413
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(a)		110	107,753
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		243	229,726
College Ave Student Loans Series 2021-C, Class B 2.72%, 07/26/2055(a)		311	292,505
Conn’s Receivables Funding Series 2021-A, Class A 1.05%, 05/15/2026(a)		1,074	1,069,343
Consumer Loan Underlying Bond CLUB Credit Trust Series 2020-P1, Class B 2.92%, 03/15/2028(a)		88	88,461
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(a)		1,139	1,054,360
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		627	582,988
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		462	430,446
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		570	591,342
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		432	419,095
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)		600	568,099
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		841	782,901
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		448	420,486
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		140	128,243
Series 2021-CA, Class B 2.53%, 04/20/2062(a)		859	779,142
Series 2021-DA, Class B 2.90%, 04/20/2062(a)		457	427,724
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	781,818
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)		175	174,345
Series 2021-3, Class B 1.66%, 07/20/2031(a)		750	708,313

			13,742,393

	Principal Amount (000)		U.S. $ Value
Autos—Fixed Rate–0.7%
Avis Budget Rental Car Funding AESOP LLC Series 2018-1A, Class A 3.70%, 09/20/2024(a)	U.S.$	1,240	$1,259,112
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		500	507,874
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028		502	485,109
Series 2021-N4, Class D 2.30%, 09/11/2028		215	206,346
Series 2021-P4, Class D 2.61%, 09/11/2028		596	559,689
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		740	697,071
Series 2022-A, Class C 2.17%, 04/16/2029(a)		824	793,117
FHF Trust 2021-2 Series 2021-2A, Class A 0.83%, 12/15/2026(a)		440	427,721
First Investors Auto Owner Trust Series 2020-1A, Class A 1.49%, 01/15/2025(a)		14	14,485
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		824	767,823
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		380	360,846
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(a)		766	750,813
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(a)		313	307,569

			7,137,575

Credit Cards—Fixed Rate–0.1%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(a)		602	595,187
Series 2022-1, Class A 4.63%, 07/15/2025(a)		555	554,157
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(a)		244	238,498

			1,387,842

Total Asset-Backed Securities (cost $23,151,680)			22,267,810

2022 Semi-Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS–1.8%
CLO—Floating Rate–1.8%
AGL CLO 12 Ltd. Series 2021-12A, Class D 3.104% (LIBOR 3 Month + 2.85%), 07/20/2034(a)(f)	U.S.$	350	$338,825
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 3.404% (LIBOR 3 Month + 3.15%), 01/20/2032(a)(f)		700	689,549
Series 2021-1A, Class A 1.454% (LIBOR 3 Month + 1.20%), 07/20/2034(a)(f)		816	810,707
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 3.341% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(f)		375	365,087
Ballyrock CLO 17 Ltd. Series 2021-17A, Class A1A 1.286% (LIBOR 3 Month + 1.15%), 10/20/2034(a)(f)		250	248,272
Black Diamond CLO Ltd. Series 2016-1A, Class A2AR 2.017% (LIBOR 3 Month + 1.75%), 04/26/2031(a)(f)		250	243,985
Dryden CLO Ltd. Series 2020-78A, Class C 2.191% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(f)		830	823,291
Series 2020-78A, Class D 3.241% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(f)		500	489,790
Elevation CLO Ltd. Series 2020-11A, Class C 2.441% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(f)		670	654,541
Elmwood CLO IX Ltd. Series 2021-2A, Class A 1.384% (LIBOR 3 Month + 1.13%), 07/20/2034(a)(f)		452	448,690
Series 2021-2A, Class B 1.804% (LIBOR 3 Month + 1.55%), 07/20/2034(a)(f)		250	247,310
Series 2021-2A, Class D 3.204% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(f)		368	358,408
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 1.358% (LIBOR 3 Month + 1.11%), 07/19/2034(a)(f)		340	337,176
Series 2021-1A, Class B 1.848% (LIBOR 3 Month + 1.60%), 07/19/2034(a)(f)		250	245,807
Series 2021-1A, Class D 3.148% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(f)		390	379,938
	Principal Amount (000)		U.S. $ Value
Goldentree Loan Management US CLO Ltd. Series 2020-7A, Class AR 1.324% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(f)	U.S.$	883	$872,537
Greywolf CLO VI Ltd. Series 2018-1A, Class A2 1.897% (LIBOR 3 Month + 1.63%), 04/26/2031(a)(f)		250	248,124
ICG US CLO Ltd. Series 2015-1A, Class A1R 1.388% (LIBOR 3 Month + 1.14%), 10/19/2028(a)(f)		456	455,688
Kayne CLO 7 Ltd. Series 2020-7A, Class C 2.241% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(f)		250	249,847
Kings Park CLO Ltd. Series 2021-1A, Class A 1.478% (LIBOR 3 Month + 1.13%), 01/21/2035(a)(f)		250	248,033
Madison Park Funding LI Ltd. Series 2021-51A, Class B 1.948% (LIBOR 3 Month + 1.70%), 07/19/2034(a)(f)		772	762,587
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 1.378% (LIBOR 3 Month + 1.12%), 07/25/2034(a)(f)		1,576	1,557,630
Marble Point CLO XI Ltd. Series 2017-2A, Class A 1.421% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(f)		678	672,011
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 3.041% (LIBOR 3 Month + 2.80%), 07/16/2035(a)(f)		455	438,769
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 1.371% (LIBOR 3 Month + 1.13%), 07/17/2035(a)(f)		965	958,896
OCP CLO Ltd. Series 2020-18A, Class AR 1.344% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(f)		1,156	1,140,967
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 1.668% (LIBOR 3 Month + 1.18%), 11/18/2031(a)(f)		461	458,026
OZLM XVIII Ltd. Series 2018-18A, Class A 1.259% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(f)		745	738,979

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Peace Park CLO Ltd. Series 2021-1A, Class A 1.384% (LIBOR 3 Month + 1.13%), 10/20/2034(a)(f)	U.S.$	287	$283,894
Pikes Peak CLO 8 Series 2021-8A, Class A 1.424% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(f)		1,046	1,040,031
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 2.399%, 04/20/2035(a)(l)		250	250,000
Regatta XX Funding Ltd. Series 2021-2A, Class D 3.341% (LIBOR 3 Month + 3.10%), 10/15/2034(a)(f)		517	503,904
Regatta XXIV Funding Ltd. Series 2021-5A, Class A1 1.239% (LIBOR 3 Month + 1.15%), 01/20/2035(a)(f)		250	247,220
Series 2021-5A, Class D 3.189% (LIBOR 3 Month + 3.10%), 01/20/2035(a)(f)		250	243,565
Rockford Tower CLO Ltd. Series 2021-1A, Class D 3.254% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(f)		600	587,404
Series 2021-2A, Class D 3.504% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(f)		449	441,114
THL Credit Wind River CLO Ltd. Series 2017-4A, Class B 1.93% (LIBOR 3 Month + 1.45%), 11/20/2030(a)(f)		300	297,183
Voya CLO Ltd. Series 2019-1A, Class DR 3.091% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(f)		340	325,180

Total Collateralized Loan Obligations (cost $19,973,697)			19,702,965

QUASI-SOVEREIGNS–1.3%

Quasi-Sovereign Bonds–1.3%
China–1.0%
China Development Bank
Series 1805 4.88%, 02/09/2028	CNY	37,240	6,434,188
Series 1904 3.68%, 02/26/2026		19,350	3,136,050
State Grid Overseas Investment Ltd. 4.125%, 05/07/2024(a)	U.S.$	951	973,681

			10,543,919

	Principal Amount (000)		U.S. $ Value
Indonesia–0.1%
Indonesia Asahan Aluminium Persero PT 4.75%, 05/15/2025(a)	U.S.$	533	$544,385
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)		618	664,080

			1,208,465

Mexico–0.2%
Comision Federal de Electricidad
3.348%, 02/09/2031(a)		1,377	1,207,284
4.688%, 05/15/2029(a)		921	908,797

			2,116,081

Total Quasi-Sovereigns (cost $12,783,899)			13,868,465

EMERGING MARKETS—CORPORATE BONDS–0.8%

Industrial–0.8%
Basic–0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)		305	298,137
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		228	224,765
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		661	691,571
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		319	305,443

			1,519,916

Capital Goods–0.3%
Cemex SAB de CV 3.875%, 07/11/2031(a)		792	723,691
5.45%, 11/19/2029(a)		430	436,987
Embraer Netherlands Finance BV 5.40%, 02/01/2027		853	854,599
6.95%, 01/17/2028(a)		1,052	1,109,400
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)		639	3,835

			3,128,512

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,127	995,986

Communications—Telecommunications–0.0%
CT Trust 5.125%, 02/03/2032(a)		200	198,800

Consumer Cyclical—Other–0.1%
Allwyn Entertainment Financing UK PLC 4.125% (EURIBOR 3 Month + 4.13%), 02/15/2028(a)(f)	EUR	199	215,578

2022 Semi-Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Wynn Macau Ltd. 5.625%, 08/26/2028(a)	U.S.$	587	$495,898

			711,476

Consumer Non-Cyclical–0.1%
BRF GmbH 4.35%, 09/29/2026(a)		274	266,773
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029(a)		96	95,520
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		606	580,367
Teva Pharmaceutical Finance Netherlands II BV 3.75%, 05/09/2027	EUR	200	208,362

			1,151,022

Energy–0.0%
Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(a)	U.S.$	200	201,500
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		196	199,007

			400,507

Services–0.1%
MercadoLibre, Inc. 2.375%, 01/14/2026		400	368,000
3.125%, 01/14/2031		307	266,310

			634,310

			8,740,529

Utility–0.0%
Electric–0.0%
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		193	179,490
Terraform Global Operating LLC 6.125%, 03/01/2026(i)		133	132,209

			311,699

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 7.87%, 12/27/2033(a)(m)		120	4,292
10.68%, 12/26/2046(a)(m)		453	15,905

			20,197

Total Emerging Markets—Corporate Bonds (cost $10,014,375)			9,072,425

	Notional Amount		U.S. $ Value

OPTIONS PURCHASED—PUTS–0.6%
Options on Equity Indices–0.6%
Euro STOXX 50 Index Expiration: Dec 2022; Contracts: 3,270; Exercise Price: EUR 3,350.00; Counterparty: UBS AG(n)	EUR	10,954,500	$595,694
FTSE 100 Index Expiration: Apr 2022; Contracts: 1,350; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(n)	GBP	7,560,000	2,846
FTSE 100 Index Expiration: Jan 2023; Contracts: 1,190; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(n)		7,140,000	225,277
Nikkei 225 Index Expiration: Dec 2022; Contracts: 72,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(n)	JPY	1,656,000,000	398,723
S&P 500 Index Expiration: Jan 2023; Contracts: 42,900; Exercise Price: USD 3,700.00; Counterparty: UBS AG(n)	USD	158,730,000	5,432,160

Total Options Purchased—Puts (premiums paid $6,979,516)			6,654,700

	Principal Amount (000)

COVERED BONDS–0.4%
Bank of Montreal 0.125%, 01/26/2027(a)	EUR	815	862,068
Bank of Nova Scotia (The) 0.01%, 01/14/2027(a)		537	564,941
Commonwealth Bank Of Australia 0.125%, 10/15/2029(a)		850	865,398
DNB Boligkreditt AS 0.625%, 06/19/2025(a)		336	369,187
National Australia Bank Ltd. 0.01%, 01/06/2029(a)		850	866,836
Nationwide Building Society 0.625%, 03/25/2027(a)		500	541,675

Total Covered Bonds (cost $4,138,008)			4,070,105

48	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.3%
United States–0.3%
City of New York Series 2021-D 1.923%, 08/01/2031	U.S.$	885	$776,694
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		745	736,135
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027		652	607,732
Tobacco Settlement Finance Authority Series 2020 3.00%, 06/01/2035		683	690,071
University of California Series 2021-B 3.071%, 05/15/2051		1,130	983,646

Total Local Governments—US Municipal Bonds (cost $4,084,041)			3,794,278

GOVERNMENTS—SOVEREIGN AGENCIES–0.3%
Canada–0.2%
Canada Housing Trust No.1 1.55%, 12/15/2026(a)	CAD	3,845	2,917,913

Japan–0.1%
Development Bank of Japan, Inc. Series G 0.01%, 10/15/2024(a)	EUR	776	841,710

Total Governments—Sovereign Agencies (cost $3,903,400)			3,759,623

GOVERNMENTS—SOVEREIGN BONDS–0.3%
Colombia–0.0%
Colombia Government International Bond 3.25%, 04/22/2032	U.S.$	460	385,480

Indonesia–0.1%
Indonesia Government International Bond
1.00%, 07/28/2029	EUR	225	227,127
3.375%, 07/30/2025(a)		470	547,169

			774,296

Mexico–0.1%
Mexico Government International Bond 4.75%, 04/27/2032	U.S.$	745	789,700

	Principal Amount (000)		U.S. $ Value
Panama–0.1%
Panama Government International Bond 6.70%, 01/26/2036	U.S.$	570	$704,413

Qatar–0.0%
Qatar Government International Bond 3.40%, 04/16/2025(a)		443	450,199

Saudi Arabia–0.0%
Saudi Government International Bond 2.90%, 10/22/2025(a)		428	430,662

Total Governments—Sovereign Bonds (cost $3,760,757)			3,534,750

EMERGING MARKETS—SOVEREIGNS–0.2%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a)		1,307	1,184,305
5.50%, 02/22/2029(a)		250	246,922

			1,431,227

Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(a)		580	485,750

El Salvador–0.0%
El Salvador Government International Bond 8.625%, 02/28/2029(a)		260	124,800

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	290	296,311

Nigeria–0.0%
Nigeria Government International Bond 6.125%, 09/28/2028(a)	U.S.$	313	286,649

Total Emerging Markets—Sovereigns (cost $2,896,933)			2,624,737

SUPRANATIONALS–0.2%
Supranationals–0.2%
European Investment Bank 1.80%, 01/19/2027	AUD	905	636,254
0.75%, 07/15/2027		690	454,099
Inter-American Development Bank 2.50%, 04/14/2027(a)		155	111,853

2022 Semi-Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
International Bank for Reconstruction & Development Series G Zero Coupon, 01/15/2027	EUR	871	$925,667

Total Supranationals (cost $2,175,271)			2,127,873

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Japan–0.1%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a) (cost $1,245,511)		1,070	1,126,030

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.1%
Canada–0.1%
Province of Ontario Canada 2.70%, 06/02/2029 (cost $1,054,117)	CAD	1,295	1,017,748

AGENCIES–0.1%
Agency Debentures–0.1%
Federal Home Loan Bank 2.50%, 02/13/2024 (cost $584,201)	U.S.$	585	587,207

	Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–17.1%
Investment Companies–15.7%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(g)(h)(o) (cost $174,425,708)		174,425,708	$174,425,708

	Principal Amount (000)

Governments—Treasuries–0.8%
Japan–0.8%
Japan Treasury Discount Bill Series 1062 Zero Coupon, 06/06/2022 (cost $9,214,764)	JPY	1,112,650	9,141,113

U.S. Treasury Bills–0.6%
U.S. Treasury Bill Zero Coupon, 04/21/2022–09/08/2022 (cost $7,065,895)	U.S.$	7,067	7,054,731

Total Short-Term Investments (cost $190,706,367)			190,621,552

Total Investments—103.1% (cost $1,166,416,227)			1,143,693,947

Other assets less liabilities—(3.1)%			(34,009,684)

Net Assets—100.0%			$1,109,684,263

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	208	June 2022	$19,727,103	$(838,430)

10 Yr Canadian Bond Futures	14	June 2022	1,462,097	(99,457)

10 Yr Japan Bond (OSE) Futures	15	June 2022	18,445,047	(127,110)

E-Mini Russell 2000 Index Futures	145	June 2022	14,981,400	430,359

Euro STOXX 50 Index Futures	836	June 2022	35,356,052	738,044

Euro-BOBL Futures	206	June 2022	29,365,577	145,525

Euro-Bund Futures	65	June 2022	11,408,643	(313,062)

FTSE 100 Index Futures	243	June 2022	23,896,574	17,414

Hang Seng Index Futures	82	April 2022	11,509,709	40,468

MSCI Emerging Markets Futures	547	June 2022	30,782,425	1,511,093

MSCI Singapore IX ETS Futures	69	April 2022	1,704,700	7,610

Nikkei 225 (OSE) Futures	13	June 2022	2,971,825	295,766

OMXS 30 Index Futures	566	April 2022	12,551,157	(252,761)

S&P 500 E-Mini Futures	718	June 2022	162,653,925	9,179,240

S&P Mid 400 E-Mini Futures	36	June 2022	9,681,120	376,310

50	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P/TSX 60 Index Futures	5	June 2022	$1,053,554	$(4,913)

U.S. 10 Yr Ultra Futures	161	June 2022	21,810,469	(878,888)

U.S. Long Bond (CBT) Futures	33	June 2022	4,952,062	(199,593)

U.S. T-Note 2 Yr (CBT) Futures	286	June 2022	60,609,656	(689,527)

U.S. T-Note 5 Yr (CBT) Futures	266	June 2022	30,506,875	(718,838)

U.S. T-Note 10 Yr (CBT) Futures	11	June 2022	1,351,625	(59,484)

U.S. Ultra Bond (CBT) Futures	59	June 2022	10,450,375	(313,116)

Sold Contracts

10 Yr Canadian Bond Futures	11	June 2022	1,148,790	49,961

10 Yr Japan Bond (OSE) Futures	6	June 2022	7,378,019	61,083

Euro-OAT Futures	45	June 2022	7,542,356	118,530

Long Gilt Futures	65	June 2022	10,351,493	211,994

SPI 200 Futures	35	June 2022	4,896,970	(159,621)

TOPIX Index Futures	23	June 2022	3,677,468	29,991

U.S. T-Note 5 Yr (CBT) Futures	103	June 2022	11,812,813	(16,565)

U.S. Ultra Bond (CBT) Futures	14	June 2022	1,896,563	57,075

U.S. Ultra Bond (CBT) Futures	9	June 2022	1,594,125	25,987

				$8,625,085

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Australia and New Zealand Banking Group Ltd.	AUD	30,932	USD	21,841	04/28/2022	$(1,312,021)

Australia and New Zealand Banking Group Ltd.	USD	652	AUD	871	04/28/2022	(445)

Australia and New Zealand Banking Group Ltd.	EUR	751	USD	827	05/12/2022	(4,883)

Bank of America, NA	KRW	7,738,353	USD	6,503	04/28/2022	136,730

Bank of America, NA	USD	5,197	JPY	600,468	04/28/2022	(262,853)

Bank of America, NA	EUR	976	USD	1,081	05/12/2022	495

Bank of America, NA	USD	1,156	EUR	1,008	05/12/2022	(39,283)

Bank of America, NA	USD	18,255	GBP	13,982	06/09/2022	107,140

Barclays Bank PLC	AUD	8,290	USD	5,870	04/28/2022	(334,458)

Barclays Bank PLC	JPY	1,112,841	USD	9,225	04/28/2022	80,176

BNP Paribas SA	USD	3,748	CHF	3,444	04/13/2022	(19,827)

BNP Paribas SA	USD	2,830	SGD	3,837	04/21/2022	944

BNP Paribas SA	ZAR	46,397	USD	3,145	04/21/2022	(22,809)

BNP Paribas SA	USD	4,247	CAD	5,401	04/22/2022	72,837

BNP Paribas SA	IDR	19,939,761	USD	1,388	04/28/2022	(1,398)

BNP Paribas SA	CNH	147,319	USD	23,040	05/18/2022	(92,681)

BNP Paribas SA	USD	505	CNH	3,214	05/18/2022	(699)

BNP Paribas SA	USD	2,932	MXN	60,026	05/19/2022	62,471

Citibank, NA	BRL	29,945	USD	6,320	04/04/2022	30,865

Citibank, NA	USD	5,831	BRL	29,945	04/04/2022	458,280

Citibank, NA	INR	222,014	USD	2,931	04/07/2022	3,577

Citibank, NA	USD	2,888	INR	221,406	04/07/2022	31,489

Citibank, NA	CHF	2,768	USD	3,012	04/13/2022	16,212

Citibank, NA	USD	2,947	CHF	2,740	04/13/2022	18,552

2022 Semi-Annual Report	51

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Citibank, NA	USD	2,971	ZAR	45,975	04/21/2022	$168,020

Citibank, NA	USD	3,023	CAD	3,835	04/22/2022	44,488

Citibank, NA	AUD	7,310	USD	5,162	04/28/2022	(309,594)

Citibank, NA	USD	4,505	AUD	6,214	04/28/2022	145,632

Citibank, NA	EUR	2,277	USD	2,505	05/12/2022	(17,030)

Citibank, NA	USD	755	EUR	680	05/12/2022	(1,686)

Citibank, NA	CNH	17,605	USD	2,746	05/18/2022	(16,970)

Citibank, NA	CLP	2,335,054	USD	2,969	05/25/2022	26,854

Citibank, NA	COP	11,049,652	USD	2,914	05/25/2022	5,435

Citibank, NA	USD	2,903	CLP	2,359,292	05/25/2022	69,329

Citibank, NA	USD	2,885	COP	11,143,678	05/25/2022	48,484

Citibank, NA	GBP	1,968	USD	2,588	06/09/2022	4,424

Credit Suisse International	CHF	2,743	USD	2,966	04/13/2022	(3,079)

Credit Suisse International	USD	3,210	PLN	13,416	05/06/2022	(26,622)

Deutsche Bank AG	CAD	5,256	USD	4,162	04/22/2022	(41,828)

Deutsche Bank AG	USD	10,284	CAD	13,036	04/22/2022	142,074

Deutsche Bank AG	AUD	5,901	USD	4,237	04/28/2022	(180,205)

Deutsche Bank AG	EUR	8,325	USD	9,250	05/12/2022	29,102

Goldman Sachs Bank USA	INR	224,867	USD	2,930	04/07/2022	(34,573)

Goldman Sachs Bank USA	USD	3,300	CHF	3,034	04/13/2022	(16,128)

Goldman Sachs Bank USA	ZAR	47,980	USD	3,038	04/21/2022	(238,374)

Goldman Sachs Bank USA	CAD	1,304	USD	1,022	04/22/2022	(20,495)

Goldman Sachs Bank USA	JPY	233,403	USD	2,034	04/28/2022	115,942

Goldman Sachs Bank USA	USD	4,007	AUD	5,427	04/28/2022	55,546

Goldman Sachs Bank USA	USD	11,126	JPY	1,278,454	04/28/2022	(619,464)

Goldman Sachs Bank USA	TWD	81,788	USD	2,868	04/29/2022	10,216

Goldman Sachs Bank USA	USD	2,970	TWD	82,377	04/29/2022	(91,633)

Goldman Sachs Bank USA	EUR	12,327	USD	13,717	05/12/2022	63,842

Goldman Sachs Bank USA	USD	2,840	MXN	57,867	05/19/2022	46,784

Goldman Sachs Bank USA	MYR	12,301	USD	2,898	06/16/2022	(14,882)

HSBC Bank USA	BRL	29,945	USD	6,077	04/04/2022	(212,134)

HSBC Bank USA	USD	6,320	BRL	29,945	04/04/2022	(30,865)

HSBC Bank USA	USD	9,189	CHF	8,597	04/13/2022	117,676

HSBC Bank USA	USD	6,029	SGD	8,122	04/21/2022	(36,734)

HSBC Bank USA	AUD	6,513	USD	4,721	04/28/2022	(153,789)

HSBC Bank USA	JPY	2,067,955	USD	17,728	04/28/2022	734,020

HSBC Bank USA	KRW	3,591,622	USD	2,998	04/28/2022	42,942

HSBC Bank USA	USD	6,041	AUD	8,185	04/28/2022	85,850

HSBC Bank USA	USD	2,961	IDR	42,882,542	04/28/2022	26,631

HSBC Bank USA	USD	17,390	JPY	2,148,168	04/28/2022	263,002

HSBC Bank USA	USD	2,905	KRW	3,603,319	04/28/2022	59,369

HSBC Bank USA	USD	3,106	KRW	3,732,033	04/28/2022	(35,901)

HSBC Bank USA	TWD	83,557	USD	2,940	04/29/2022	20,827

HSBC Bank USA	USD	1,419	TWD	40,657	04/29/2022	879

HSBC Bank USA	BRL	14,810	USD	3,082	05/03/2022	(3,773)

HSBC Bank USA	USD	3,092	BRL	14,950	05/03/2022	23,175

HSBC Bank USA	GBP	3,262	USD	4,271	06/09/2022	(12,859)

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

HSBC Bank USA	USD	3,472	GBP	2,641	06/09/2022	$(3,524)

HSBC Bank USA	USD	2,962	NOK	25,676	06/17/2022	(46,784)

HSBC Bank USA	USD	1,386	SEK	13,037	06/17/2022	3,273

JPMorgan Chase Bank, NA	USD	3,514	CHF	3,220	04/13/2022	(28,450)

JPMorgan Chase Bank, NA	SGD	4,104	USD	3,030	04/21/2022	2,732

JPMorgan Chase Bank, NA	CAD	805	USD	643	04/22/2022	(809)

JPMorgan Chase Bank, NA	USD	4,412	CAD	5,612	04/22/2022	76,842

JPMorgan Chase Bank, NA	USD	2,825	AUD	3,884	04/28/2022	82,005

JPMorgan Chase Bank, NA	USD	2,814	JPY	345,139	04/28/2022	22,249

JPMorgan Chase Bank, NA	PLN	13,429	USD	3,102	05/06/2022	(83,965)

JPMorgan Chase Bank, NA	USD	1,450	EUR	1,322	05/12/2022	14,661

JPMorgan Chase Bank, NA	USD	4,974	EUR	4,457	05/12/2022	(37,804)

JPMorgan Chase Bank, NA	SEK	27,456	USD	2,912	06/17/2022	(13,153)

Morgan Stanley Capital Services, Inc.	INR	220,252	USD	2,906	04/07/2022	1,527

Morgan Stanley Capital Services, Inc.	CHF	17,934	USD	19,455	04/13/2022	41,734

Morgan Stanley Capital Services, Inc.	CHF	8,959	USD	9,609	04/13/2022	(88,593)

Morgan Stanley Capital Services, Inc.	USD	3,010	CHF	2,781	04/13/2022	(424)

Morgan Stanley Capital Services, Inc.	USD	3,166	ZAR	48,578	04/21/2022	151,178

Morgan Stanley Capital Services, Inc.	CAD	28,280	USD	22,237	04/22/2022	(382,521)

Morgan Stanley Capital Services, Inc.	USD	14,619	CAD	18,588	04/22/2022	248,026

Morgan Stanley Capital Services, Inc.	AUD	1,805	USD	1,352	04/28/2022	970

Morgan Stanley Capital Services, Inc.	JPY	1,049,317	USD	9,088	04/28/2022	464,994

Morgan Stanley Capital Services, Inc.	USD	511	AUD	697	04/28/2022	10,662

Morgan Stanley Capital Services, Inc.	USD	2,781	JPY	319,528	04/28/2022	(155,405)

Morgan Stanley Capital Services, Inc.	USD	3,017	KRW	3,621,178	04/28/2022	(37,823)

Morgan Stanley Capital Services, Inc.	USD	1,434	TWD	41,217	04/29/2022	5,798

Morgan Stanley Capital Services, Inc.	PLN	12,227	USD	3,067	05/06/2022	165,766

Morgan Stanley Capital Services, Inc.	EUR	21,310	USD	24,309	05/12/2022	705,801

Morgan Stanley Capital Services, Inc.	EUR	8,665	USD	9,564	05/12/2022	(33,721)

Morgan Stanley Capital Services, Inc.	USD	558	EUR	506	05/12/2022	3,012

Morgan Stanley Capital Services, Inc.	GBP	12,078	USD	15,779	06/09/2022	(82,951)

Morgan Stanley Capital Services, Inc.	USD	12,713	NOK	111,562	06/17/2022	(47,162)

Morgan Stanley Capital Services, Inc.	USD	6,922	SEK	65,349	06/17/2022	40,802

Morgan Stanley Capital Services, Inc.	USD	2,877	INR	220,252	07/07/2022	(9,671)

Natwest Markets PLC	USD	626	JPY	72,457	04/28/2022	(30,385)

Standard Chartered Bank	USD	2,946	INR	225,595	04/07/2022	28,673

Standard Chartered Bank	USD	2,916	INR	220,132	04/07/2022	(13,066)

Standard Chartered Bank	IDR	56,409,493	USD	3,908	04/28/2022	(21,389)

Standard Chartered Bank	JPY	3,329,955	USD	28,983	04/28/2022	1,617,790

Standard Chartered Bank	USD	3,010	IDR	43,463,491	04/28/2022	17,919

Standard Chartered Bank	USD	16,053	JPY	1,844,446	04/28/2022	(896,086)

Standard Chartered Bank	TWD	82,059	USD	2,940	04/29/2022	72,736

Standard Chartered Bank	USD	2,880	TWD	83,039	04/29/2022	20,600

Standard Chartered Bank	NZD	9,022	USD	6,140	06/10/2022	(105,189)

State Street Bank & Trust Co.	AUD	149	USD	107	04/28/2022	(3,846)

State Street Bank & Trust Co.	USD	755	AUD	1,052	04/28/2022	33,223

State Street Bank & Trust Co.	USD	417	AUD	557	04/28/2022	(712)

2022 Semi-Annual Report	53

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

State Street Bank & Trust Co.	USD	34	JPY	4,149	04/28/2022	$59

State Street Bank & Trust Co.	EUR	525	USD	595	05/12/2022	14,999

State Street Bank & Trust Co.	EUR	1,059	USD	1,166	05/12/2022	(7,364)

State Street Bank & Trust Co.	USD	1,669	EUR	1,517	05/12/2022	11,152

State Street Bank & Trust Co.	USD	993	EUR	884	05/12/2022	(15,247)

State Street Bank & Trust Co.	CNH	2,699	USD	421	05/18/2022	(2,394)

State Street Bank & Trust Co.	USD	422	CNH	2,695	05/18/2022	771

State Street Bank & Trust Co.	GBP	378	USD	494	06/09/2022	(2,437)

State Street Bank & Trust Co.	NOK	10	USD	1	06/17/2022	4

State Street Bank & Trust Co.	SEK	329	USD	35	06/17/2022	(156)

State Street Bank & Trust Co.	USD	226	SEK	2,124	06/17/2022	757

UBS AG	CHF	2,787	USD	3,050	04/13/2022	32,323

UBS AG	USD	3,031	CHF	2,780	04/13/2022	(21,826)

UBS AG	IDR	22,567,049	USD	1,568	04/28/2022	(3,656)

UBS AG	USD	4,046	JPY	467,393	04/28/2022	(204,644)

UBS AG	EUR	59,925	USD	68,551	05/12/2022	2,179,142

UBS AG	USD	45,673	EUR	39,935	05/12/2022	(1,441,264)

						$1,410,095

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional Amount (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(p)	UBS AG	1,350	GBP	5,600.00	April 2022	GBP	7,560	$196,388	$(2,846)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2021	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 38, 5 Year Index, 06/20/2027*	(5.00)%	Quarterly	3.74%	USD	9,600	$(539,863)	$(457,967)	$(81,896)
CDX-NAIG Series 38, 5 Year Index, 06/20/2027*	(1.00)	Quarterly	0.67	USD	43,480	(711,648)	(613,280)	(98,368)
iTraxx Europe Series 36, 5 Year Index, 12/20/2026*	(1.00)	Quarterly	0.65	EUR	7,670	(137,609)	(137,059)	(550)
iTraxxx Xover Series 36, 5 Year Index, 12/20/2026*	(5.00)	Quarterly	3.11	EUR	5,000	(447,540)	(336,131)	(111,409)
Malaysia, 12/20/2026*	(1.00)	Quarterly	0.59	USD	26,220	(477,730)	(579,198)	101,468
People’s Republic of China, 7.500%, 10/28/2027, 06/20/2027*	(1.00)	Quarterly	0.60	USD	13,820	(272,086)	(264,324)	(7,762)

						$(2,586,476)	$(2,387,959)	$(198,517)

* Termination date

54	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	5,000	07/15/2022	1.484%	CPI#	Maturity	$458,149	$—	$458,149
USD	28,500	02/26/2025	1.589%	CPI#	Maturity	3,802,121	—	3,802,121
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	2,340,728	—	2,340,728

						$6,600,998	$—	$6,600,998

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
NZD	1,981	11/01/2024	3 Month BKBM	2.580%	Quarterly/Semi-Annual	$(14,658)	$—	$(14,658)
NZD	5,299	11/02/2024	3 Month BKBM	2.503%	Quarterly/Semi-Annual	(47,757)	—	(47,757)
USD	610	04/21/2025	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	6,118	—	6,118
USD	370	06/09/2025	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	(1,375)	—	(1,375)
USD	484	08/04/2025	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	3,109	—	3,109
USD	1,990	04/27/2026	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	45,156	—	45,156
USD	840	10/04/2026	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	32,225	30,498	1,727
USD	420	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	12,895	—	12,895
USD	420	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	12,623	—	12,623
USD	1,040	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	(9,242)	(7,223)	(2,019)
USD	580	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	105	14	91
USD	10,260	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	944,517	—	944,517
USD	6,030	07/20/2027	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	51,313	20,611	30,702
USD	1,360	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	67,865	—	67,865
USD	1,830	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	77,468	—	77,468
USD	15,740	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/ Quarterly	900,695	—	900,695
USD	1,010	11/10/2035	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	(37,862)	—	(37,862)
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	572,554	—	572,554
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/ Annual	(661,308)	—	(661,308)
EUR	2,310	11/10/2050	0.023%	6 Month EURIBOR	Annual/ Semi-Annual	641,102	—	641,102

2022 Semi-Annual Report	55

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
EUR	2,310	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/ Annual	$(683,513)	$—	$(683,513)

						$1,912,030	$43,900	$1,868,130

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	8	$(1,863)	$(1,168)	$(695)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8	(1,864)	(934)	(930)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	16	(3,959)	(1,567)	(2,392)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24	(5,824)	(3,077)	(2,747)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	22	(5,357)	(2,514)	(2,843)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(8,385)	(4,863)	(3,522)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	33	(7,920)	(4,087)	(3,833)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	32	(7,686)	(3,795)	(3,891)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,851)	(4,514)	(4,337)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,851)	(4,370)	(4,481)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	51	(12,345)	(6,095)	(6,250)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	47	(11,413)	(4,972)	(6,441)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	52	(12,579)	(5,604)	(6,975)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	55	(13,510)	(5,770)	(7,740)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	73	(17,702)	(8,307)	(9,395)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	75	(18,169)	(8,094)	(10,075)
Credit Suisse International
CDX-CMBX.NA.A Series 6, 05/11/2063*	2.00	Monthly	7.50	USD	343	(27,684)	(7,238)	(20,446)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	288	(70,109)	(40,475)	(29,634)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	189	(46,118)	(12,409)	(33,709)

56	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	33	$(8,153)	$(3,719)	$(4,434)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(8,385)	(1,873)	(6,512)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	209	(50,778)	(24,900)	(25,878)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	231	(56,368)	(25,091)	(31,277)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	232	(56,602)	(25,184)	(31,418)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	246	(59,860)	(16,326)	(43,534)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,913	(465,838)	(185,702)	(280,136)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,658)	(2,753)	(1,905)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(4,193)	(1,462)	(2,731)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	33	(8,152)	(3,133)	(5,019)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	33	(8,153)	(2,896)	(5,257)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	66	(16,072)	(6,752)	(9,320)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	143	(34,940)	(17,437)	(17,503)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	330	(80,360)	(51,111)	(29,249)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	200	(48,680)	(16,370)	(32,310)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	229	(55,671)	(23,080)	(32,591)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	338	(82,222)	(43,546)	(38,676)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	462	(112,505)	(72,586)	(39,919)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	474	(115,532)	(69,110)	(46,422)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	670	(163,043)	(48,506)	(114,537)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	899	(218,949)	(67,831)	(151,118)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	37	(9,085)	(3,449)	(5,636)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	38	(9,317)	(3,538)	(5,779)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	99	(23,992)	(11,914)	(12,078)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	158	(38,434)	(14,551)	(23,883)

2022 Semi-Annual Report	57

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	210	$(51,244)	$(24,671)	$(26,573)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	609	(148,376)	(70,809)	(77,567)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,916	(466,567)	(152,583)	(313,984)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	260	(63,354)	(17,386)	(45,968)

						$(2,759,672)	$(1,138,122)	$(1,621,550)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
iBoxx $ Liquid High Yield Index	1 Day SOFR	Maturity	USD	10,500	06/20/2022	$(57,505)

Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	1,678	06/17/2022	90,888

						$33,383

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $262,320,938 or 23.6% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Fair valued by the Adviser.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(g)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(h)	Affiliated investments.

(i)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.21% of net assets as of March 31, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/06/2026	02/25/2021	$ 282,991	$272,860	0.02%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	594,401	568,989	0.05%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	39,950	37,658	0.00%

58	Sanford C. Bernstein Fund, Inc.

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	$ 1,312,859	$1,192,931	0.11%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 4.707%, 11/25/2024	11/06/2015	23,777	23,434	0.00%
Morgan Stanley Capital I Trust Series 2015-XLF2, Class SNMA 2.597%, 11/15/2026	11/16/2015	198,126	182,804	0.02%
Terraform Global Operating LLC 6.125%, 03/01/2026	02/08/2018	133,000	132,209	0.01%

(j)	Inverse interest only security.
(k)	IO—Interest Only.
(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(m)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at March 31, 2022.
(n)	Non-income producing security.
(o)	The rate shown represents the 7-day yield as of period end.
(p)	One contract relates to 1 share.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

CNY—Chinese Yuan Renminbi

COP—Colombian Peso

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NIBOR—Norwegian Interbank Offered Rate

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2022 Semi-Annual Report	59

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

March 31, 2022 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–64.3%

Long-Term Municipal Bonds–64.3%
Alabama–0.3%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$1,041,920
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2040	1,000	1,077,680
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	1,946	1,906,062
Tuscaloosa County Industrial Development Authority (Hunt Refining Co.) Series 2019-A 5.25%, 05/01/2044(a)	785	805,002

		4,830,664

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	400	458,309

Arizona–1.0%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2037–11/01/2039	2,450	2,571,446
5.00%, 11/01/2035	850	963,886
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	1,000	925,184
2.442%, 07/01/2032	2,250	2,051,298
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.171%, 07/01/2033	1,475	1,308,672
Principal Amount (000)		U.S. $ Value
Pima County Regional Transportation Authority (Pima County Regional Transportation Authority Excise Tax) Series 2014 5.00%, 06/01/2022	$1,685	$1,695,970
State of Arizona Series 2019-A 5.00%, 10/01/2022 (Pre-refunded/ETM)	7,000	7,131,137

		16,647,593

California–2.5%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,385	2,905,991
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	2,195	2,325,220
Series 2021-1, Class A 3.50%, 11/20/2035	986	1,028,254
Series 2021-2 0.84%, 03/25/2035	2,000	123,190
California Municipal Finance Authority (Waste Management, Inc.) Series 2019-A 2.40%, 10/01/2044	4,710	4,540,089
California State University Series 2021-B 2.374%, 11/01/2035	1,000	859,554
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	1,100	912,562
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	2,500	2,194,554
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	844,663

60	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	$2,000	$1,707,648
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	1,000	888,650
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,700	1,526,305
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	823,422
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	1,380	1,385,654
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	3,675	3,442,227
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024	3,755	3,962,450
State of California Series 2014 5.00%, 10/01/2029	50	53,646
Series 2015 5.00%, 08/01/2022–03/01/2026	3,500	3,698,047
Series 2021 4.00%, 10/01/2034	6,960	7,669,301

		40,891,427

Colorado–1.4%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,461,561
Principal Amount (000)		U.S. $ Value
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033–08/01/2036	$16,920	$19,224,711
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	206	201,016
AGM Series 2020 5.00%, 12/01/2024–12/01/2050	430	486,601

		22,373,889

Connecticut–3.2%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	1,861,374
5.00%, 11/01/2027–11/01/2031	6,975	7,894,399
Series 2017-C 5.00%, 08/15/2025	1,000	1,092,640
State of Connecticut Series 2016-A 5.00%, 03/15/2023–03/15/2024	27,430	28,409,689
Series 2018-C 5.00%, 06/15/2027	1,415	1,607,091
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2034	2,835	3,316,829
Town of Enfield CT Series 2021 2.00%, 08/04/2022	1,440	1,444,138
University of Connecticut Student Fee 5.00%, 05/01/2038	5,600	6,590,142

		52,216,302

District of Columbia–0.6%
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2029–10/01/2030	6,180	6,995,369
Washington Metropolitan Area Transit Authority Series 2017-A 5.00%, 07/01/2022	3,015	3,044,795

		10,040,164

Florida–3.4%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 4.00%, 12/15/2024(a)	385	392,384
Citizens Property Insurance, Inc. Series 2012-A 5.00%, 06/01/2022	7,660	7,709,124

2022 Semi-Annual Report	61

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027–08/15/2030	$10,925	$12,399,630
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030–10/01/2034	300	206,399
Florida Development Finance Corp. Series 2021 0.30%, 12/01/2056 (Pre-refunded/ETM)	2,150	2,146,003
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 5.00%, 11/15/2022	1,520	1,552,889
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	500	468,075
Florida State Board of Education (State of Florida) Series 2017-F 5.00%, 06/01/2023	1,310	1,360,236
Series 2022-A 5.00%, 06/01/2030–06/01/2031	3,000	3,656,582
Lakewood Ranch Stewardship District AGM Series 2020 2.50%, 05/01/2033	1,830	1,664,500
North Broward Hospital District Series 2017-B 5.00%, 01/01/2027–01/01/2032	13,610	15,227,777
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	455	445,582
5.00%, 06/01/2055	200	206,727
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	1,114,221
St Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,634,108
Principal Amount (000)		U.S. $ Value
State of Florida Department of Transportation Turnpike System Revenue Series 2015-B 5.00%, 07/01/2024	$3,795	$4,051,922

		54,236,159

Georgia–1.4%
City of Atlanta GA Airport Passenger Facility Charge Series 2019-F 5.00%, 07/01/2025	4,000	4,356,771
City of Atlanta GA Department of Aviation Series 2021-A 5.00%, 07/01/2029	640	744,841
Series 2021-B 5.00%, 07/01/2029	600	698,288
Series 2021-C 4.00%, 07/01/2039	1,000	1,051,629
5.00%, 07/01/2035	2,350	2,725,476
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	6,465	6,642,140
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2028	180	205,239
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2036	5,000	5,477,081

		21,901,465

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	195	209,033

Hawaii–1.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2029(c)	1,180	1,375,967
University of Hawaii Series 2016 5.00%, 10/01/2022–10/01/2026	18,785	20,062,099

		21,438,066

Illinois–6.6%
Chicago Board of Education
Series 2010 6.319%, 11/01/2029	1,000	1,090,247
Series 2019-B 5.00%, 12/01/2030–12/01/2033	940	1,025,700
Series 2022-B 4.00%, 12/01/2040	2,000	1,986,368

62	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2024–01/01/2028	$18,115	$19,170,511
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2034	900	987,333
Illinois Finance Authority (Memorial Health Obligated Group) Series 2019 5.00%, 04/01/2030–04/01/2032	7,195	8,349,251
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018-A 5.00%, 05/15/2032–05/15/2033	26,905	30,486,871
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2034	1,000	1,228,777
State of Illinois
Series 2013 5.00%, 07/01/2022	460	463,920
Series 2013-A 5.00%, 04/01/2022	1,970	1,970,000
Series 2017-A 5.00%, 12/01/2025	3,810	4,129,088
Series 2017-D 5.00%, 11/01/2024	12,010	12,784,999
Series 2019-A 5.00%, 11/01/2026	5,740	6,278,604
State of Illinois Sales Tax Revenue Series 2016-D 5.00%, 06/15/2022–06/15/2023	16,965	17,114,481

		107,066,150

Indiana–0.1%
Indiana Finance Authority (CWA Authority, Inc.) Series 2021 5.00%, 10/01/2033	1,000	1,201,871
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	330	296,582

		1,498,453

Kansas–0.1%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) BAM Series 2021-K 1.149%, 05/01/2026	2,000	1,850,121

Principal Amount (000)		U.S. $ Value
Kentucky–2.5%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026–02/01/2031	$815	$919,567
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2026–06/01/2031	10,460	11,579,226
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	6,370	6,705,684
Kentucky Public Energy Authority (Morgan Stanley)
Series 2018-C 4.00%, 12/01/2049	8,500	8,820,412
Series 2022-A 4.00%, 08/01/2052	5,500	5,886,585
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	6,000	6,059,354

		39,970,828

Louisiana–0.6%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2030	1,550	1,629,829
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	435	468,938
6.10%, 06/01/2038–12/01/2040(a)	1,085	1,281,112
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.00%, 06/01/2037	4,885	4,859,323
2.10%, 06/01/2037	1,570	1,546,589

		9,785,791

Maryland–0.5%
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/2024	4,860	5,231,648
Washington Suburban Sanitary Commission Series 2013 5.00%, 06/01/2022	2,350	2,365,299

		7,596,947

2022 Semi-Annual Report	63

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Massachusetts–0.3%
Commonwealth of Massachusetts CIFG Series 2007-A 0.782% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	$2,775	$2,683,308
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021
5.00%, 06/01/2041	2,000	2,385,999

		5,069,307

Michigan–2.4%
City of Detroit MI Series 2018 5.00%, 04/01/2026–04/01/2028	3,675	4,014,258
Great Lakes Water Authority Water Supply System Revenue Series 2018-A 5.00%, 07/01/2024–07/01/2027	7,245	7,896,378
Michigan Finance Authority
(City of Detroit MI Income Tax) Series 2015 4.50%, 10/01/2029	900	922,912
Michigan Finance Authority
(Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2024	10,115	10,765,300
Michigan Finance Authority
(Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	5,000	5,032,088
Michigan Strategic Fund
(Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,201,610
South Lyon Community Schools Series 2016 5.00%, 05/01/2028	3,640	4,058,189
University of Michigan Series 2017-A 5.00%, 04/01/2023	1,955	2,020,568
Walled Lake Consolidated School District Series 2015 5.00%, 05/01/2022	2,000	2,006,115

		37,917,418

Mississippi–0.6%
Mississippi Development Bank
(Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,100	1,142,330
Mississippi Development Bank
(State of Mississippi Department of Corrections) Series 2010-C 5.00%, 08/01/2022–08/01/2023	5,445	5,459,698
Principal Amount (000)		U.S. $ Value
Series 2010-D 5.00%, 08/01/2023	$3,695	$3,703,335

		10,305,363

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2025–03/01/2027	340	361,485

Nebraska–1.1%
Central Plains Energy Project
(Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	17,000	17,681,130

New Hampshire–0.1%
New Hampshire Business Finance Authority
(New Hampshire Business Finance Authority) National Finance Authority Series 2020-1 4.125%, 01/20/2034	1,741	1,858,487

New Jersey–5.6%
New Jersey Economic Development Authority
(New Jersey Economic Development Authority State Lease) Series 2014-U 5.00%, 06/15/2023	1,610	1,665,774
Series 2017-B 5.00%, 11/01/2022	5,025	5,120,611
New Jersey Economic Development Authority
(United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,185	1,205,821
New Jersey Health Care Facilities Financing Authority
(Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2027	1,325	1,505,386
New Jersey Transportation Trust Fund Authority
(New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	7,340	7,396,180
Series 2018-A 5.00%, 06/15/2024–06/15/2030	6,055	6,578,047
New Jersey Transportation Trust Fund Authority
(New Jersey Transportation Trust Fund Authority State Lease) Series 2012-A 5.00%, 06/15/2024	2,500	2,519,419

64	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Series 2018-A 5.00%, 12/15/2029–12/15/2030	$6,135	$6,868,690
Series 2019 5.00%, 06/15/2029	3,075	3,465,015
Series 2019-B 5.00%, 06/15/2034	1,570	1,747,309
Series 2019-BB1 5.00%, 06/15/2034	1,250	1,391,170
Series 2021-A 5.00%, 06/15/2033	1,000	1,143,642
Series 2022-A 5.00%, 06/15/2034(c)	1,865	2,141,910
New Jersey Turnpike Authority
Series 2014-C 5.00%, 01/01/2023	8,955	9,185,771
Series 2017-B 5.00%, 01/01/2030	1,565	1,785,656
Series 2020-D 5.00%, 01/01/2028	4,840	5,378,765
Series 2021-B 1.713%, 01/01/2029	1,225	1,115,472
AGM Series 2005-D3 5.25%, 01/01/2026	11,070	12,344,471
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2028	3,450	3,875,484
Township of North Brunswick NJ Series 2021-A 1.00%, 07/14/2022	13,795	13,786,731

		90,221,324

New York–9.1%
City of New York NY Series 2013-H 5.00%, 08/01/2025	2,510	2,616,099
Series 2014-J 5.00%, 08/01/2022	1,290	1,306,889
Series 2015-A 5.00%, 08/01/2023	7,220	7,534,904
Series 2021-A 4.00%, 08/01/2035–08/01/2041	12,500	13,238,139
Series 2021-D 1.396%, 08/01/2027	3,415	3,133,340
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2026	3,065	3,123,963
Series 2012-F 5.00%, 11/15/2022–11/15/2023	13,835	14,110,030
Series 2017-C 5.00%, 11/15/2030	4,340	4,811,096
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 02/01/2027–11/01/2029	20,280	21,440,142
Series 2014-C 5.00%, 11/01/2028	10,665	11,303,299
Principal Amount (000)		U.S. $ Value
New York Liberty Development Corp.
(One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	$855	$831,202
2.80%, 09/15/2069	2,370	2,263,897
New York State Dormitory Authority Series 2012 5.00%, 12/15/2022 (Pre-refunded/ETM)	1,390	1,425,558
New York State Dormitory Authority
(State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2022	8,610	8,829,395
Series 2014-C 5.00%, 03/15/2027–03/15/2029	22,340	23,651,584
Series 2022-A 4.00%, 03/15/2042	5,000	5,311,251
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	1,500	1,600,313
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	265	270,634
Series 2020 4.00%, 10/01/2030	6,500	6,733,793
4.375%, 10/01/2045	1,355	1,386,743
Town of Oyster Bay NY Series 2021-B 2.00%, 08/26/2022	9,675	9,703,090
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	3,000	2,734,699

		147,360,060

North Carolina–0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2023–03/01/2026	5,350	5,612,042

Ohio–1.0%
American Municipal Power, Inc. Series 2019 5.00%, 02/15/2035–02/15/2036	8,345	9,718,253
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025–02/15/2028	5,500	6,074,014

2022 Semi-Annual Report	65

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	$475	$476,213
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	425	426,085

		16,694,565

Oklahoma–0.3%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2022–07/01/2029	3,250	3,406,209
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	610	604,861

		4,011,070

Oregon–0.2%
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2040	3,000	3,160,625

Other–0.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.65%, 06/15/2035(a)	4,860	4,625,724

Pennsylvania–4.3%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2039	2,000	2,078,428
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/2024–12/01/2025	7,470	7,870,573
Allentown Neighborhood Improvement Zone Development Authority Series 2017 5.00%, 05/01/2022(a)	480	480,956
Beaver County Industrial Development Authority (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 01/01/2035	1,245	1,249,341
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2029	1,500	1,754,319
Principal Amount (000)		U.S. $ Value
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2032	$2,890	$3,341,765
City of Philadelphia PA Water & Wastewater Revenue Series 2020-A 5.00%, 11/01/2037–11/01/2038	2,340	2,745,306
Coatesville School District AGM Series 2017 5.00%, 08/01/2022 (Pre-refunded/ETM)	105	106,333
5.00%, 08/01/2022–08/01/2023	2,270	2,333,603
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2026	1,000	1,106,317
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	2,080	2,159,329
Pennsylvania Turnpike Commission Series 2017 5.00%, 06/01/2028–12/01/2030	11,010	12,565,863
Series 2017-B 5.00%, 06/01/2031	11,050	12,318,751
Series 2019 5.00%, 12/01/2024–12/01/2025	7,900	8,621,022
Series 2019-A 5.00%, 12/01/2031–12/01/2032	4,005	4,667,446
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2032	3,205	3,690,134
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	1,000	1,099,365
State Public School Building Authority Series 2012 5.00%, 04/01/2026 (Pre-refunded/ETM)	1,110	1,110,000

		69,298,851

Puerto Rico–0.7%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024–07/01/2033	152	89,671
4.00%, 07/01/2033–07/01/2046	358	348,316
5.25%, 07/01/2023	643	659,058
5.375%, 07/01/2025	323	341,210
5.625%, 07/01/2027–07/01/2029	766	844,073
5.75%, 07/01/2031	13	14,460

66	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Series 2022-C 0.01%, 11/01/2043	$84	$44,960
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,010	1,049,933
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	905	945,230
AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	2,115	2,217,792
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	3,680	3,804,031
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,323	1,240,183

		11,598,917

South Carolina–1.2%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	7,390	7,610,827
Renewable Water Resources Series 2018-A 5.00%, 01/01/2025	7,220	7,822,686
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	3,000	3,215,065

		18,648,578

South Dakota–0.2%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2028	2,000	2,245,397

Tennessee–0.4%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	6,500	6,716,244

Texas–3.5%
Austin Community College District Public Facility Corp. (Austin Community College District) Series 2015 5.00%, 08/01/2022	1,000	1,012,794
	Principal Amount (000)	U.S. $ Value
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	$1,290	$1,376,649
Series 2015-C 5.00%, 07/15/2022–07/15/2026	3,030	3,147,890
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	375	389,884
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2037	1,750	2,066,882
Dallas Fort Worth International Airport Series 2020 5.00%, 11/01/2026–11/01/2027	3,725	4,191,251
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2028	1,100	1,201,340
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2036	5,255	6,189,406
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,382,336
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2023	1,160	1,211,412
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	300	288,261
State of Texas Series 2014 5.00%, 04/01/2022	1,790	1,790,000
Texas A&M University Series 2013-B 5.00%, 05/15/2023	3,950	4,097,133
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2022	10,035	10,223,994

2022 Semi-Annual Report	67

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2020 5.00%, 04/15/2028	$1,255	$1,447,465
University of Houston Series 2017-A 5.00%, 02/15/2023	13,870	14,290,182
via Metropolitan Transit (via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,746,743

		57,053,622

Utah–0.2%
City of Salt Lake City UT Airport Revenue Series 2021-A 5.00%, 07/01/2033	3,000	3,474,950

Virginia–0.2%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2022–06/15/2023	3,565	3,655,635

Washington–3.9%
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	9,302,426
Port of Seattle WA Series 2018-A 5.00%, 05/01/2026–05/01/2029	14,375	16,004,791
Series 2018-B 5.00%, 05/01/2026–05/01/2028	16,040	17,980,422
Series 2021 4.00%, 08/01/2040	1,000	1,045,386
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	1,000	1,155,551
Snohomish County Public Utility District No. 1 Series 2012 5.00%, 12/01/2026 (Pre-refunded/ETM)	6,065	6,211,538
State of Washington Series 2015-2 5.00%, 07/01/2024	3,755	4,010,925
Series 2015-R 5.00%, 07/01/2023	3,735	3,889,735
Principal Amount (000)		U.S. $ Value
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$1,960	$1,975,652
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	988	976,294
Washington State Housing Finance Commission (Presbyterian Retirement Communities Northwest Obligated Group) Series 2019 2.375%, 01/01/2026(a)	120	116,079

		62,668,799

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,070	3,022,210

Wisconsin–2.6%
State of Wisconsin Series 2021-1 5.00%, 05/01/2028–05/01/2030	6,300	7,462,883
Series 2021-2 5.00%, 05/01/2030–05/01/2040	17,000	20,245,849
UMA Education, Inc. Series 2019 5.00%, 10/01/2022–10/01/2029(a)	3,315	3,537,715
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	515	516,365
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	3,245	3,396,468
Series 2016-B 5.00%, 12/01/2025	2,510	2,740,864
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027	1,000	944,170
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2038–02/01/2040	2,000	2,113,396

68	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2022 5.00%, 02/01/2032		$1,000	$1,154,144

			42,111,854

Total Long-Term Municipal Bonds (cost $1,042,822,836)			1,038,385,018

		Shares

INVESTMENT COMPANIES–29.1%
Funds and Investment Trusts–29.1%(e)
iShares Core MSCI EAFE ETF		1,670,856	116,141,200
iShares Core MSCI Emerging Markets ETF		950,834	52,818,829
SPDR S&P 500 ETF Trust		631,420	285,174,529
Vanguard Mid-Cap ETF		68,109	16,199,045

Total Investment Companies (cost $302,804,899)			470,333,603

	Notional Amount

OPTIONS PURCHASED—PUTS–0.6%
Options on Equity Indices–0.6%
Euro STOXX 50 Index Expiration: Dec 2022; Contracts: 4,750; Exercise Price: EUR 3,350.00; Counterparty: UBS AG(d)	EUR	15,912,500	865,305
FTSE 100 Index Expiration: Apr 2022; Contracts: 1,900; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(d)	GBP	10,640,000	4,005
FTSE 100 Index Expiration: Jan 2023; Contracts: 1,730; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(d)	GBP	10,380,000	327,505
Nikkei 225 Index Expiration: Dec 2022; Contracts: 104,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(d)	JPY	2,392,000,000	575,933
S&P 500 Index Expiration: Jan 2023; Contracts: 62,600; Exercise Price: USD 3,700.00; Counterparty: UBS AG(d)	USD	231,620,000	7,926,648

Total Options Purchased—Puts (premiums paid $10,158,786)			9,699,396

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–0.6%
United States–0.6%
U.S. Treasury Notes 2.125%, 11/30/2023(f)		$1,698	$1,696,143
2.625%, 02/15/2029(f)		7,796	7,898,322

Total Governments—Treasuries (cost $9,584,621)			9,594,465

CORPORATES—INVESTMENT GRADE–0.6%

Industrial–0.6%
Capital Goods–0.2%
Caterpillar Financial Services Corp. 0.525% (SOFR + 0.27%), 09/13/2024(b)		1,800	1,790,712
John Deere Capital Corp. 0.215% (SOFR + 0.12%), 07/10/2023(b)		1,000	995,930

			2,786,642

Consumer Non-Cyclical–0.2%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025		1,075	990,989
1.777%, 11/15/2030		1,000	882,830
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		2,000	1,754,740

			3,628,559

Services–0.2%
Novant Health, Inc. 2.637%, 11/01/2036		3,525	3,098,122

Total Corporates—Investment Grade (cost $10,399,238)			9,513,323

CORPORATES—NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)		1,546	1,340,598

Consumer Non-Cyclical–0.1%
Mozart Debt Merger Sub, Inc. 3.875%, 04/01/2029(a)		1,150	1,063,693

Transportation—Airlines–0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)		700	699,475
5.75%, 04/20/2029(a)		620	617,880

2022 Semi-Annual Report	69

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
United Airlines, Inc. 4.375%, 04/15/2026(a)	$1,000	$984,600
4.625%, 04/15/2029(a)	500	476,000

		2,777,955

Total Corporates—Non-Investment Grade (cost $5,515,593)		5,182,246

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.3%
Agency CMBS–0.3%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	2,982	3,189,896
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	994	870,684

Total Commercial Mortgage-Backed Securities (cost $4,564,943)		4,060,580

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Bellemeade Re Ltd. Series 2018-1A, Class M2 3.357% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(b)	196	195,552
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 4.107% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	250	248,878
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 4.707% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	98	98,843
Series 2019-DNA3, Class M2 2.507% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	135	134,687
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	82	81,676
	Principal Amount (000)	U.S. $ Value
Series 2015-C03, Class 1M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(b)	$44	$44,755
Series 2015-C03, Class 2M2 5.457% (LIBOR 1 Month + 5.00%), 07/25/2025(b)	1	1,193
Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	147	157,773
Series 2016-C02, Class 1M2 6.457% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	77	80,674
Series 2016-C05, Class 2M2 4.907% (LIBOR 1 Month + 4.45%), 01/25/2029(b)	110	114,421
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(b)	382	389,125
Series 2017-C03, Class 1M2 3.457% (LIBOR 1 Month + 3.00%), 10/25/2029(b)	359	366,409
Series 2017-C05, Class 1M2 2.657% (LIBOR 1 Month + 2.20%), 01/25/2030(b)	171	171,603

Total Collateralized Mortgage Obligations (cost $1,860,170)		2,085,589

	Shares

SHORT-TERM INVESTMENTS–3.3%
Investment Companies–3.3%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(e)(g)(h) (cost $52,484,760)	52,484,760	52,484,760

Total Investments—99.2% (cost $1,440,195,846)		1,601,338,980

Other assets less liabilities—0.8%		13,481,504

Net Assets—100.0%		$1,614,820,484

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	342	June 2022	$14,463,839	$119,889

FTSE 100 Index Futures	197	June 2022	19,372,943	86,231

70	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Hang Seng Index Futures	101	April 2022	$14,176,592	$49,845

MSCI Singapore IX ETS Futures	49	April 2022	1,210,584	5,575

Nikkei 225 (OSE) Futures	19	June 2022	4,343,437	432,419

OMXS 30 Index Futures	665	April 2022	14,746,501	(316,533)

Russell 2000 E-Mini Futures	223	June 2022	23,040,360	593,355

S&P 500 E-Mini Futures	204	June 2022	46,213,650	2,741,599

S&P/TSX 60 Index Futures	14	June 2022	2,949,950	(13,757)

U.S. T-Note 2 Yr (CBT) Futures	185	June 2022	39,205,547	(511,767)

U.S. T-Note 10 Yr (CBT) Futures	392	June 2022	48,167,000	(1,656,447)

U.S. Ultra Bond (CBT) Futures	89	June 2022	15,764,125	(542,472)
Sold Contracts

MSCI Emerging Markets Futures	49	June 2022	2,757,475	(5,882)

S&P 500 E-Mini Futures	281	June 2022	63,657,037	(3,749,247)

SPI 200 Futures	118	June 2022	16,509,786	(538,938)

TOPIX Index Futures	188	June 2022	30,059,307	245,142

				$(3,060,988)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	9,710	GBP	7,437	06/09/2022	$56,991

Barclays Bank PLC	AUD	22,532	USD	15,956	04/28/2022	(909,077)

Barclays Bank PLC	NZD	1,393	USD	948	06/10/2022	(16,044)

BNP Paribas SA	USD	5,372	CHF	4,936	04/13/2022	(28,415)

Deutsche Bank AG	CAD	7,277	USD	5,762	04/22/2022	(57,911)

Deutsche Bank AG	USD	15,253	CAD	19,334	04/22/2022	210,713

Deutsche Bank AG	AUD	9,071	USD	6,513	04/28/2022	(277,011)

Deutsche Bank AG	EUR	11,670	USD	12,966	05/12/2022	40,795

Goldman Sachs Bank USA	USD	4,729	CHF	4,347	04/13/2022	(23,107)

Goldman Sachs Bank USA	CAD	2,083	USD	1,633	04/22/2022	(32,739)

Goldman Sachs Bank USA	JPY	292,393	USD	2,548	04/28/2022	145,244

Goldman Sachs Bank USA	USD	833	AUD	1,152	04/28/2022	28,990

Goldman Sachs Bank USA	USD	17,643	JPY	2,028,205	04/28/2022	(976,028)

Goldman Sachs Bank USA	EUR	4,454	USD	4,979	05/12/2022	46,023

HSBC Bank USA	USD	13,016	CHF	12,178	04/13/2022	166,693

HSBC Bank USA	JPY	2,935,641	USD	25,180	04/28/2022	1,055,291

HSBC Bank USA	USD	8,310	AUD	11,260	04/28/2022	118,102

HSBC Bank USA	USD	23,087	JPY	2,851,894	04/28/2022	349,160

HSBC Bank USA	GBP	4,349	USD	5,694	06/09/2022	(17,145)

HSBC Bank USA	USD	6,091	GBP	4,633	06/09/2022	(6,182)

HSBC Bank USA	USD	4,568	NOK	39,602	06/17/2022	(72,159)

HSBC Bank USA	USD	2,095	SEK	19,710	06/17/2022	4,948

JPMorgan Chase Bank, NA	USD	5,165	CHF	4,733	04/13/2022	(41,818)

JPMorgan Chase Bank, NA	USD	6,027	CAD	7,666	04/22/2022	104,966

JPMorgan Chase Bank, NA	USD	4,464	AUD	6,137	04/28/2022	129,575

2022 Semi-Annual Report	71

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	EUR	12,489	USD	13,920	05/12/2022	$87,508

Morgan Stanley & Co. LLC	CHF	35,343	USD	38,319	04/13/2022	60,031

Morgan Stanley & Co. LLC	CHF	12,862	USD	13,794	04/13/2022	(128,338)

Morgan Stanley & Co. LLC	CAD	2,196	USD	1,714	04/22/2022	(42,394)

Morgan Stanley & Co. LLC	USD	22,619	CAD	28,759	04/22/2022	383,746

Morgan Stanley & Co. LLC	AUD	4,276	USD	3,203	04/28/2022	2,297

Morgan Stanley & Co. LLC	JPY	1,505,190	USD	13,036	04/28/2022	667,009

Morgan Stanley & Co. LLC	USD	2,309	JPY	265,231	04/28/2022	(128,997)

Morgan Stanley & Co. LLC	EUR	21,771	USD	24,801	05/12/2022	687,468

Morgan Stanley & Co. LLC	EUR	12,545	USD	13,841	05/12/2022	(54,001)

Morgan Stanley & Co. LLC	USD	17,545	NOK	153,966	06/17/2022	(65,088)

Morgan Stanley & Co. LLC	USD	6,350	SEK	59,950	06/17/2022	37,431

Standard Chartered Bank	JPY	230,622	USD	2,007	04/28/2022	112,043

State Street Bank & Trust Co.	JPY	31,054	USD	268	04/28/2022	12,839

UBS AG	USD	26,900	EUR	23,508	05/12/2022	(862,352)

						$769,057

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional Amount (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(i)	UBS AG	1,900	GBP	5,600.00	April 2022	GBP	10,640	$ 276,398	$ (4,005)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,710	01/15/2025	2.565%	CPI#	Maturity	$456,891	$—	$456,891
USD	2,355	01/15/2025	2.585%	CPI#	Maturity	226,540	—	226,540
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	223,918	—	223,918
USD	11,470	01/15/2026	CPI#	3.720%	Maturity	(463,525)	—	(463,525)
USD	7,300	01/15/2027	CPI#	3.320%	Maturity	(403,385)	—	(403,385)
USD	7,200	01/15/2027	CPI#	3.466%	Maturity	(330,863)	(9,395)	(321,468)
USD	20,920	01/15/2028	1.230%	CPI#	Maturity	4,134,107	—	4,134,107
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	3,804,507	—	3,804,507
USD	30,110	01/15/2029	CPI#	3.290%	Maturity	(1,332,535)	—	(1,332,535)
USD	5,860	01/15/2029	CPI#	3.735%	Maturity	(29,774)	—	(29,774)
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	1,003,141	—	1,003,141
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	995,643	—	995,643
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	205,441	—	205,441
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	203,543	—	203,543
USD	4,400	01/15/2031	2.782%	CPI#	Maturity	383,764	—	383,764
USD	4,150	01/15/2031	2.680%	CPI#	Maturity	406,751	—	406,751
USD	3,500	01/15/2031	2.989%	CPI#	Maturity	227,749	—	227,749
USD	3,800	04/15/2032	CPI#	2.909%	Maturity	(257,119)	—	(257,119)
USD	3,350	04/15/2032	CPI#	2.748%	Maturity	(290,165)	—	(290,165)
USD	2,000	04/15/2032	CPI#	2.722%	Maturity	(179,416)	—	(179,416)

						$8,985,213	$(9,395)	$8,994,608

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

72	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	32,500	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$(935,272)	$—	$(935,272)
USD	13,760	01/15/2025	3 Month LIBOR	1.566%	Quarterly/Semi-Annual	(344,250)	—	(344,250)
USD	9,275	10/09/2029	3 Month LIBOR	1.473%	Quarterly/Semi-Annual	(541,454)	—	(541,454)

						$(1,820,976)	$—	$(1,820,976)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	93	$(22,593)	$(8,777)	$(13,816)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,286	(313,042)	(159,731)	(153,311)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(233)	(113)	(120)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	51	(12,345)	(4,840)	(7,505)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	633	(154,192)	(60,525)	(93,667)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	952	(231,755)	(88,634)	(143,121)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	825	(201,009)	(74,617)	(126,392)

						$(935,169)	$(397,237)	$(537,932)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI	#	Maturity	$846,831	$—	$846,831

Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI	#	Maturity	1,268,612	—	1,268,612

Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI	#	Maturity	711,547	—	711,547

Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI	#	Maturity	1,932,292	—	1,932,292

Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI	#	Maturity	2,598,757	—	2,598,757

2022 Semi-Annual Report	73

Schedule of Investments (continued)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI	#	Maturity	$1,351,362	$—	$1,351,362

Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI	#	Maturity	1,404,181	—	1,404,181

JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI	#	Maturity	981,410	—	981,410

JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI	#	Maturity	3,933,755	—	3,933,755

JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI	#	Maturity	1,837,539	—	1,837,539

JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI	#	Maturity	4,043,082	—	4,043,082

Morgan Stanley Capital Services LLC	USD	56,000	07/20/2022	1.939%	CPI	#	Maturity	4,973,640	—	4,973,640

								$25,883,008	$—	$25,883,008

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA	*	Quarterly	$820,553	$—	$820,553

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	7,789	06/17/2022	$ 79,261

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $36,643,812 or 2.3% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(c)	When-Issued or delayed delivery security.
(d)	Non-income producing security.
(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 5.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

74	Sanford C. Bernstein Fund, Inc.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CIFG—CDC (Caisse des Dépôts et Consignations) IXIS Financial Guarantee

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2022 Semi-Annual Report	75

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

March 31, 2022 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–64.1%

Long-Term Municipal Bonds–62.2%
Alabama–0.1%
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	$339	$332,082

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	235	269,257

Arizona–0.4%
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,134,034

California–49.9%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	1,150	1,080,975
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023–06/01/2025	2,000	2,130,227
Bay Area Toll Authority Series 2017 5.00%, 04/01/2028	2,700	3,130,003
Series 2021 0.79% (MUNIPSA + 0.30%), 04/01/2056(b)	2,000	1,983,206
0.90% (MUNIPSA + 0.41%), 04/01/2056(b)	2,000	1,978,572
California Community Choice Financing Authority Series 2021-B 4.00%, 02/01/2052	1,410	1,525,384
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(a)	990	892,438
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	1,265	1,085,991
	Principal Amount (000)	U.S. $ Value
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	$500	$431,253
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(a)	1,000	801,988
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,207,494
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2031(a)	540	540,799
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2035	1,850	1,957,216
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	3,430	3,499,252
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2030	900	1,028,155
California Housing Finance Agency Series 2019-2 4.00%, 03/20/2033	2,147	2,274,116
Series 2021-1, Class A 3.50%, 11/20/2035	2,612	2,724,873
Series 2021-2 0.84%, 03/25/2035	1,000	61,595
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(a)	2,500	2,486,812
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 0.84% (MUNIPSA + 0.35%), 08/01/2047(b)	2,000	1,993,374
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015-B 5.00%, 10/01/2026	1,000	1,100,862

76	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017-A 5.00%, 06/01/2029	$2,320	$2,648,859
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 06/30/2028–06/30/2029	5,025	5,566,377
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	2,140	2,179,004
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2019 5.00%, 07/01/2029(a)	450	505,025
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(a)	1,000	1,109,174
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 4.00%, 07/01/2030(a)	600	617,999
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(a)	625	645,302
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	4,375	4,664,948
California State University Series 2016-A 5.00%, 11/01/2025	1,000	1,103,066
Series 2017-A 5.00%, 11/01/2025–11/01/2030	3,160	3,515,888
Series 2020-D 1.49%, 11/01/2028	400	356,876
Series 2021-B 0.55%, 11/01/2049	3,000	2,749,859
2.274%, 11/01/2034	2,000	1,724,212
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 08/15/2028	2,200	2,438,731
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2034(a)	375	404,172
Principal Amount (000)		U.S. $ Value
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2018-A 5.00%, 12/01/2028(a)	$500	$571,870
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028–01/01/2029	5,705	6,506,394
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024–07/01/2029(a)	335	337,587
City & County of San Francisco CA Series 2021-R 5.00%, 06/15/2022	1,585	1,597,610
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2025	4,175	4,361,760
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2022	3,365	3,436,665
City of Los Angeles Department of Airports Series 2016-A 5.00%, 05/15/2026	1,795	1,966,504
Series 2017-A 5.00%, 05/15/2030–05/15/2031	4,860	5,397,696
Series 2018-D 5.00%, 05/15/2026	2,890	3,166,126
Series 2019 4.00%, 05/15/2044	1,000	1,031,127
5.00%, 05/15/2031	485	551,271
Series 2020 5.00%, 05/15/2033	1,000	1,168,490
Series 2020-C 5.00%, 05/15/2028	2,070	2,345,426
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1) Series 2017 5.00%, 09/01/2031	1,000	1,099,172
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	305	331,327

2022 Semi-Annual Report	77

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2024	$1,955	$2,053,269
Series 2014-B 5.00%, 03/01/2026	2,360	2,483,157
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,000	822,543
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	855	709,310
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,830	3,086,231
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870	5,581,877
County of Sacramento CA Airport System Revenue Series 2018-E 5.00%, 07/01/2032	1,280	1,445,754
County of San Diego CA (County of San Diego CA COP) Series 2014-A 5.00%, 10/15/2027–10/15/2028	2,550	2,739,892
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(a)	1,000	860,876
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	1,250	1,097,277
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	844,663
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	1,000	853,824
Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(a)	$970	$880,421
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	1,000	888,650
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(a)	1,000	836,850
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,000	897,827
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	823,422
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	1,000	868,603
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,617,699
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	1,590	1,596,515
Series 2021 1.85%, 06/01/2031	1,000	993,986
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	1,000	947,323

78	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Irvine Unified School District Series 2017-A 5.00%, 09/01/2023	$925	$962,164
Long Beach Bond Finance Authority (Aquarium of the Pacific) Series 2012 5.00%, 11/01/2022	1,460	1,500,005
Los Angeles Community College District/CA Series 2015-A 5.00%, 08/01/2030 (Pre-refunded/ETM)	2,585	2,767,272
Los Angeles Department of Water & Power Series 2020-B 5.00%, 07/01/2028–07/01/2029	820	963,760
Los Angeles Department of Water & Power Power System Revenue Series 2018-A 5.00%, 07/01/2028	1,660	1,914,567
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	6,815	7,263,972
Metropolitan Water District of Southern California Series 2021-D 0.65% (MUNIPSA + 0.14%), 07/01/2037(b)	1,000	997,108
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	450	518,761
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2022–08/01/2024	945	987,216
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2025–08/01/2026	2,335	2,553,376
Peralta Community College District Series 2014-A 5.00%, 08/01/2027	5,855	6,227,866
Series 2020-A 5.00%, 08/01/2022	3,545	3,588,479
Port of Oakland Series 2012-P 5.00%, 05/01/2024 (Pre-refunded/ETM)	5,000	5,015,210
5.00%, 05/01/2025 (Pre-refunded/ETM)	1,405	1,409,274
Riverside County Redevelopment Successor Agency AGM Series 2017-B 5.00%, 10/01/2029	1,900	2,169,004
Romoland School District Series 2015 5.00%, 09/01/2023	300	311,500
Principal Amount (000)		U.S. $ Value
Sacramento County Sanitation Districts Financing Authority Series 2014-A 5.00%, 12/01/2029	$2,000	$2,123,273
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 0.92% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	1,450	1,358,158
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	1,500	1,442,213
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2021-A 5.00%, 10/01/2022	1,970	2,008,772
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2022–05/01/2025	3,750	3,906,279
San Francisco Community College District Series 2015 5.00%, 06/15/2022	5,000	5,038,673
San Francisco Intl Airport Series 2012-2 5.00%, 05/01/2027	1,270	1,273,956
Series 2016-S 5.00%, 05/01/2025–05/01/2026	2,730	2,998,771
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027	750	813,966
Simi Valley Unified School District Series 2017 5.00%, 08/01/2022	1,500	1,519,489
State of California Series 2015 5.00%, 08/01/2022–03/01/2024	3,975	4,125,107
Series 2018-B 5.00%, 08/01/2029	7,615	8,893,830
Series 2021 5.00%, 09/01/2023	2,000	2,092,611
Stockton Redevelopment Agency Successor Agency AGM Series 2016-A 5.00%, 09/01/2025	1,900	2,083,426

2022 Semi-Annual Report	79

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2030	$960	$1,094,000
University of California Series 2012 5.00%, 05/15/2023 (Pre-refunded/ETM)	130	130,608
5.00%, 05/15/2023	4,625	4,646,689
Series 2012-G 5.00%, 05/15/2023 (Pre-refunded/ETM)	2,645	2,657,373
Series 2013-A 5.00%, 05/15/2048	6,000	6,214,008
Series 2018-A 4.00%, 05/15/2024	2,120	2,214,420
Vista Unified School District Series 2012 5.00%, 08/01/2023 (Pre-refunded/ETM)	2,090	2,116,878
5.00%, 08/01/2025 (Pre-refunded/ETM)	2,150	2,177,649
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026–01/01/2028	2,800	2,984,563

		235,007,317

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,029,477
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	690	699,391
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2030	1,000	1,031,645
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	114,825

		2,875,338

Connecticut–0.3%
State of Connecticut Series 2015-B 5.00%, 06/15/2030	1,250	1,349,205

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	105,584
Principal Amount (000)		U.S. $ Value
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2031	$100	$71,488
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 2.625%, 06/01/2025	140	137,102

		314,174

Guam–0.6%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	200	187,589
3.489%, 10/01/2031	120	111,909
Territory of Guam Series 2019 5.00%, 11/15/2031	90	96,477
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	570	625,903
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	1,610	1,726,333

		2,748,211

Illinois–2.1%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	2,000	2,119,355
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023–09/01/2033	300	329,464
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2030	1,400	1,532,580
State of Illinois Series 2014 5.00%, 05/01/2025	2,165	2,292,517
Series 2017-D 5.00%, 11/01/2024	3,190	3,395,849

		9,669,765

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027–02/01/2031	240	271,089

80	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038–12/01/2040(a)	$210	$247,957

Michigan–2.1%
City of Detroit MI Series 2018 5.00%, 04/01/2029–04/01/2030	2,600	2,848,846
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2025	2,175	2,275,929
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030–12/31/2030	4,325	4,790,666

		9,915,441

Missouri–0.0%
Howard Bend Levee District XLCA Series 2005 5.75%, 03/01/2027	100	107,423

Nebraska–0.5%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	2,290	2,381,752

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	420	408,156

New Jersey–2.0%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2022	6,950	7,003,195
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	2,000	2,248,524

		9,251,719

New York–0.0%
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	210	214,465

Principal Amount (000)		U.S. $ Value
Ohio–0.3%
Ohio Air Quality Development Authority (Energy Harbor Nuclear Generation LLC) Series 2009-A 4.375%, 06/01/2033	$160	$160,408
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	775	810,354
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-A 4.375%, 06/01/2033	180	180,460
Series 2016-B 4.375%, 06/01/2033	350	350,894

		1,502,116

Pennsylvania–0.2%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2022	1,000	1,009,266

Puerto Rico–0.7%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024–07/01/2033	690	497,299
4.00%, 07/01/2033	130	126,908
5.25%, 07/01/2023	180	184,368
5.375%, 07/01/2025	130	137,156
5.625%, 07/01/2027–07/01/2029	350	384,493
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	190	198,446
AGC Series 2007-C 5.50%, 07/01/2031	110	116,972
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	1,105	1,142,243
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	401	375,898

		3,163,783

South Carolina–0.4%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	2,000	2,131,043

2022 Semi-Annual Report	81

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Texas–0.8%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)		$1,010	$1,061,515
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026		2,565	2,814,343

			3,875,858

Washington–0.2%
Kalispel Tribe of Indians Series 2018-A 5.00%, 01/01/2032(a)		1,000	1,107,863

Wisconsin–0.5%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023–10/01/2029(a)		1,040	1,112,284
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024		1,135	1,187,979

			2,300,263

Total Long-Term Municipal Bonds (cost $295,566,308)			292,587,577

Short-Term Municipal Notes–1.9%
California–1.9%
County of Los Angeles CA Series 2021 4.00%, 06/30/2022 (cost $8,749,371)		8,665	8,729,967

Total Municipal Obligations (cost $304,315,679)			301,317,544

		Shares

INVESTMENT COMPANIES–29.3%
Funds and Investment Trusts–29.3%(d)
iShares Core MSCI EAFE ETF		489,441	34,021,044
iShares Core MSCI Emerging Markets ETF		278,526	15,472,119
SPDR S&P 500 ETF Trust		184,960	83,535,334
Vanguard Mid-Cap ETF		19,951	4,745,146

Total Investment Companies (cost $90,152,996)			137,773,643

	Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.7%
Agency CMBS–0.7%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035		$1,988	$2,126,597
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038		1,265	1,109,409

Total Commercial Mortgage-Backed Securities (cost $3,669,325)			3,236,006

GOVERNMENTS—TREASURIES–0.6%
United States–0.6%
U.S. Treasury Notes 2.125%, 11/30/2023		200	199,781
2.625%, 02/15/2029(e)(f)		2,670	2,705,044

Total Governments—Treasuries (cost $3,004,286)			2,904,825

	Notional Amount

OPTIONS PURCHASED—PUTS–0.6%
Options on Equity Indices–0.6%
Euro STOXX 50 Index Expiration: Dec 2022; Contracts: 1,380; Exercise Price: EUR 3,350.00; Counterparty: UBS AG(c)	EUR	4,623,000	251,394
FTSE 100 Index Expiration: Apr 2022; Contracts: 570; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(c)	GBP	3,192,000	1,202
FTSE 100 Index Expiration: Jan 2023; Contracts: 500; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(c)	GBP	3,000,000	94,654
Nikkei 225 Index Expiration: Dec 2022; Contracts: 30,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(c)	JPY	690,000,000	166,135
S&P 500 Index Expiration: Jan 2023; Contracts: 18,100; Exercise Price: USD 3,700.00; Counterparty: UBS AG(c)	USD	66,970,000	2,291,890

Total Options Purchased—Puts (premiums paid $2,942,179)			2,805,275

82	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 3.357% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	$41	$40,514
Series 2015-C02, Class 1M2 4.457% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	43	43,051
Series 2016-C07, Class 2M2 4.807% (LIBOR 1 Month + 4.35%), 05/25/2029(b)	212	220,526
Series 2017-C01, Class 1M2 4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(b)	210	214,141
Series 2017-C06, Class 2M2 3.257% (LIBOR 1 Month + 2.80%), 02/25/2030(b)	181	183,736

Total Collateralized Mortgage Obligations (cost $656,072)		701,968

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–2.5%
Investment Companies–2.5%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(d)(g)(h) (cost $11,838,284)	11,838,284	$11,838,284

Total Investments—97.9% (cost $416,578,821)		460,577,545

Other assets less liabilities—2.1%		9,946,505

Net Assets—100.0%		$470,524,050

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

E-Mini Russell 2000 Index Futures	66	June 2022	$6,819,120	$195,887

Euro STOXX 50 Index Futures	99	June 2022	4,186,901	33,604

FTSE 100 Index Futures	57	June 2022	5,605,369	22,877

Hang Seng Index Futures	29	April 2022	4,070,507	14,312

MSCI Singapore IX ETS Futures	15	April 2022	370,587	1,525

Nikkei 225 (OSE) Futures	6	June 2022	1,371,612	136,646

OMXS 30 Index Futures	194	April 2022	4,301,987	(92,279)

S&P 500 E-Mini Futures	59	June 2022	13,365,712	785,393

S&P/TSX 60 Index Futures	4	June 2022	842,843	(3,930)

U.S. T-Note 2 Yr (CBT) Futures	53	June 2022	11,231,859	(146,735)

U.S. T-Note 10 Yr (CBT) Futures	113	June 2022	13,884,875	(479,401)

U.S. Ultra Bond (CBT) Futures	25	June 2022	4,428,125	(152,380)

Sold Contracts

MSCI Emerging Markets Futures	15	June 2022	844,125	(1,843)

S&P 500 E-Mini Futures	83	June 2022	18,802,613	(1,101,088)

SPI 200 Futures	34	June 2022	4,757,057	(155,261)

TOPIX Index Futures	55	June 2022	8,793,946	71,717

				$(870,956)

2022 Semi-Annual Report	83

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	2,639	GBP	2,021	06/09/2022	$15,489

Barclays Bank PLC	AUD	6,557	USD	4,643	04/28/2022	(264,536)

BNP Paribas SA	USD	1,532	CHF	1,407	04/13/2022	(8,102)

Deutsche Bank AG	CAD	2,091	USD	1,656	04/22/2022	(16,641)

Deutsche Bank AG	USD	4,376	CAD	5,547	04/22/2022	60,455

Deutsche Bank AG	AUD	2,634	USD	1,891	04/28/2022	(80,437)

Deutsche Bank AG	EUR	3,364	USD	3,738	05/12/2022	11,760

Goldman Sachs Bank USA	USD	1,350	CHF	1,241	04/13/2022	(6,597)

Goldman Sachs Bank USA	JPY	85,343	USD	744	04/28/2022	42,394

Goldman Sachs Bank USA	USD	5,235	JPY	601,817	04/28/2022	(289,155)

Goldman Sachs Bank USA	EUR	934	USD	1,045	05/12/2022	9,655

HSBC Bank USA	USD	3,764	CHF	3,522	04/13/2022	48,209

HSBC Bank USA	JPY	856,246	USD	7,345	04/28/2022	308,529

HSBC Bank USA	USD	2,388	AUD	3,235	04/28/2022	33,931

HSBC Bank USA	USD	6,437	JPY	795,146	04/28/2022	97,351

HSBC Bank USA	GBP	1,196	USD	1,566	06/09/2022	(4,715)

HSBC Bank USA	USD	1,766	GBP	1,343	06/09/2022	(1,792)

HSBC Bank USA	USD	1,397	NOK	12,107	06/17/2022	(22,060)

HSBC Bank USA	USD	645	SEK	6,068	06/17/2022	1,523

JPMorgan Chase Bank, NA	USD	1,490	CHF	1,365	04/13/2022	(12,063)

JPMorgan Chase Bank, NA	USD	1,733	CAD	2,205	04/22/2022	30,192

JPMorgan Chase Bank, NA	USD	1,288	AUD	1,771	04/28/2022	37,392

JPMorgan Chase Bank, NA	EUR	3,581	USD	3,991	05/12/2022	25,091

Morgan Stanley & Co. LLC	CHF	10,243	USD	11,106	04/13/2022	17,287

Morgan Stanley & Co. LLC	CHF	3,750	USD	4,022	04/13/2022	(37,467)

Morgan Stanley & Co. LLC	USD	6,553	CAD	8,332	04/22/2022	111,176

Morgan Stanley & Co. LLC	AUD	1,231	USD	922	04/28/2022	661

Morgan Stanley & Co. LLC	JPY	438,182	USD	3,795	04/28/2022	194,176

Morgan Stanley & Co. LLC	USD	532	JPY	61,100	04/28/2022	(29,717)

Morgan Stanley & Co. LLC	EUR	6,369	USD	7,256	05/12/2022	201,547

Morgan Stanley & Co. LLC	EUR	3,643	USD	4,020	05/12/2022	(15,747)

Morgan Stanley & Co. LLC	USD	7,713	EUR	6,740	05/12/2022	(248,643)

Morgan Stanley & Co. LLC	USD	5,064	NOK	44,438	06/17/2022	(18,786)

Morgan Stanley & Co. LLC	USD	1,807	SEK	17,055	06/17/2022	10,649

Standard Chartered Bank	JPY	78,292	USD	681	04/28/2022	38,036

State Street Bank & Trust Co.	CAD	1,215	USD	954	04/22/2022	(17,987)

State Street Bank & Trust Co.	JPY	1,904	USD	17	04/28/2022	942

State Street Bank & Trust Co.	USD	242	AUD	333	04/28/2022	6,804

State Street Bank & Trust Co.	USD	306	JPY	37,528	04/28/2022	2,506

State Street Bank & Trust Co.	USD	17	JPY	1,904	04/28/2022	(926)

State Street Bank & Trust Co.	EUR	371	USD	415	05/12/2022	4,270

						$234,654

84	Sanford C. Bernstein Fund, Inc.

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional Amount (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(i)	UBS AG	570	GBP	5,600.00	April 2022	GBP	3,192	$ 82,920	$ (1,202)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	1,420	01/15/2025	2.565%	CPI#	Maturity	$137,746	$—	$137,746
USD	710	01/15/2025	2.585%	CPI#	Maturity	68,299	—	68,299
USD	710	01/15/2025	2.613%	CPI#	Maturity	67,508	—	67,508
USD	3,780	01/15/2026	CPI#	3.720%	Maturity	(152,757)	—	(152,757)
USD	2,150	01/15/2027	CPI#	3.320%	Maturity	(118,805)	—	(118,805)
USD	2,110	01/15/2027	CPI#	3.466%	Maturity	(96,961)	(2,754)	(94,207)
USD	6,470	01/15/2028	1.230%	CPI#	Maturity	1,278,570	—	1,278,570
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	1,229,004	—	1,229,004
USD	9,210	01/15/2029	CPI#	3.290%	Maturity	(407,594)	—	(407,594)
USD	1,720	01/15/2029	CPI#	3.735%	Maturity	(8,739)	—	(8,739)
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	308,282	—	308,282
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	305,978	—	305,978
USD	240	01/15/2030	1.714%	CPI#	Maturity	43,633	—	43,633
USD	240	01/15/2030	1.731%	CPI#	Maturity	43,230	—	43,230
USD	1,300	01/15/2031	2.782%	CPI#	Maturity	113,385	—	113,385
USD	1,180	01/15/2031	2.680%	CPI#	Maturity	115,654	—	115,654
USD	1,030	01/15/2031	2.989%	CPI#	Maturity	67,023	—	67,023
USD	1,110	04/15/2032	CPI#	2.909%	Maturity	(75,106)	—	(75,106)
USD	1,000	04/15/2032	CPI#	2.748%	Maturity	(86,616)	—	(86,616)
USD	600	04/15/2032	CPI#	2.722%	Maturity	(53,825)	—	(53,825)

						$2,777,909	$(2,754)	$2,780,663

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	14,000	09/10/2024	3 Month LIBOR	1.341%	Quarterly/ Semi-Annual	$(402,886)	$—	$(402,886)
USD	4,180	01/15/2025	3 Month LIBOR	1.566%	Quarterly/ Semi-Annual	(104,576)	—	(104,576)
USD	3,000	04/16/2034	3 Month LIBOR	2.673%	Quarterly/ Semi-Annual	120,053	—	120,053

						$(387,409)	$—	$(387,409)

2022 Semi-Annual Report	85

Schedule of Investments (continued)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	35	$(8,618)	$(3,348)	$(5,270)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	118	(28,649)	(14,358)	(14,291)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	8	(1,864)	(906)	(958)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	19	(4,658)	(1,826)	(2,832)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	240	(58,462)	(28,226)	(30,236)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	244	(59,395)	(23,314)	(36,081)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	365	(88,975)	(34,028)	(54,947)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	46	(11,180)	(5,580)	(5,600)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	317	(77,096)	(28,619)	(48,477)

						$(338,897)	$(140,205)	$(198,692)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI	#	Maturity	$352,846	$—	$352,846

Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI	#	Maturity	634,306	—	634,306

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI	#	Maturity	71,155	—	71,155

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI	#	Maturity	826,877	—	826,877

Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI	#	Maturity	405,409	—	405,409

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI	#	Maturity	561,673	—	561,673

JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI	#	Maturity	294,423	—	294,423

JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI	#	Maturity	596,024	—	596,024

JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI	#	Maturity	565,397	—	565,397

JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI	#	Maturity	1,010,770	—	1,010,770
Morgan Stanley Capital Services LLC	USD	19,000	07/20/2022	1.939%	CPI	#	Maturity	1,687,485	—	1,687,485
Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI	#	Maturity	811,265	—	811,265

								$7,817,630	$—	$7,817,630

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

86	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA	*	Quarterly	$251,035	$—	$251,035

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF 2,277	06/17/2022	$23,169

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $26,969,120 or 5.7% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(c)	Non-income producing security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CCRC—Congregate Care Retirement Center

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2022 Semi-Annual Report	87

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

March 31, 2022 (unaudited)

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–64.6%

Long-Term Municipal Bonds–62.4%
Alabama–0.4%
County of Jefferson AL Sewer Revenue Series 2013-D 5.00%, 10/01/2022	$1,000	$1,018,037
Tuscaloosa County Industrial Development Authority Series 2019-A 4.50%, 05/01/2032(a)	321	313,886

		1,331,923

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	180	206,239

Arkansas–0.3%
City of Fayetteville AR (City of Fayetteville AR Sales & Use Tax Revenue) Series 2019-A 1.75%, 11/01/2032	1,020	1,006,555

California–0.1%
Golden State Tobacco Securitization Corp. Series 2018-A 3.50%, 06/01/2036 (Pre-refunded/ETM)	350	351,434

Colorado–0.5%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	1,029,477
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	600	608,166
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	114,825

		1,752,468

Connecticut–0.7%
State of Connecticut Series 2018-D 5.00%, 04/15/2027	2,280	2,581,736

Principal Amount (000)		U.S. $ Value
Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(a)	$100	$105,584
County of Osceola FL Transportation Revenue Series 2020-A
Zero Coupon, 10/01/2032	100	68,511

		174,095

Guam–0.6%
Antonio B Won Pat International Airport Authority
Series 2021-A 3.099%, 10/01/2028	100	93,207
3.339%, 10/01/2030	150	139,289
Territory of Guam Series 2019 5.00%, 11/15/2031	90	96,477
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029–12/01/2032	425	466,678
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023–11/15/2031	1,205	1,292,085

		2,087,736

Illinois–2.9%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	1,465	1,528,556
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2022–09/01/2033	300	324,468
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2025	1,000	1,080,102
State of Illinois
Series 2014 5.00%, 05/01/2022–05/01/2023	4,990	5,116,354
Series 2017-D 5.00%, 11/01/2024	2,000	2,129,059

		10,178,539

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026–02/01/2030	200	226,433

88	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP)
Series 2020 5.85%, 08/01/2041(a)	$100	$107,802
6.10%, 06/01/2038(a)	100	118,075

		225,877

Michigan–2.2%
City of Detroit MI Series 2018 5.00%, 04/01/2024–04/01/2025	2,115	2,218,953
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	5,055	5,405,290

		7,624,243

Nebraska–1.0%
Central Plains Energy Project (Goldman Sachs Group, Inc.(The)) Series 2018 5.00%, 03/01/2050	3,290	3,421,819

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	300	291,540

New Jersey–3.0%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	125	127,196
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	3,410	3,622,914
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	3,490	3,923,674
New Jersey Turnpike Authority AGM Series 2005-D3 5.25%, 01/01/2026	2,555	2,849,153

		10,522,937

New York–46.0%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2022–12/15/2026	740	787,910
	Principal Amount (000)	U.S. $ Value
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	$300	$312,054
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	1,060,436
City of New York NY
Series 2014-A 5.00%, 08/01/2028	1,285	1,368,341
Series 2014-J 5.00%, 08/01/2027	1,085	1,155,369
Series 2018-E 5.00%, 03/01/2031	1,055	1,202,975
Series 2020-B
5.00%, 11/01/2027	2,120	2,421,519
Series 2020-C 5.00%, 08/01/2033–08/01/2034	6,315	7,432,623
Series 2021-D 1.396%, 08/01/2027	3,000	2,752,568
County of Albany NY Series 2020-C 5.00%, 11/01/2024	1,595	1,719,036
County of Nassau NY
Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	4,775	5,061,669
Series 2017-C 5.00%, 10/01/2025	1,875	2,053,487
County of Westchester NY Series 2016-A 5.00%, 01/01/2023	2,435	2,500,684
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	1,000	1,084,317
Long Island Power Authority
Series 2021-A 4.00%, 09/01/2032	1,000	1,089,713
5.00%, 09/01/2036	2,000	2,361,226
Metropolitan Transportation Authority
Series 2017-C 5.00%, 11/15/2026–11/15/2028	12,180	13,590,723
AGM Series 2021 0.738% (SOFR + 0.55%), 11/01/2032(b)	1,000	1,000,816
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund)
Series 2012-A 5.00%, 11/15/2023–11/15/2026	8,840	9,017,166
Series 2016-A 5.00%, 11/15/2025	1,375	1,521,041

2022 Semi-Annual Report	89

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2030	$955	$1,119,158
New York City Municipal Water Finance Authority Series 2015-G 5.00%, 06/15/2027	2,885	3,146,528
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease)
Series 2017-S 5.00%, 07/15/2032	1,955	2,211,229
Series 2018-S 5.00%, 07/15/2031	1,460	1,690,499
New York City Transitional Finance Authority Future Tax Secured Revenue
Series 2013-I 5.00%, 05/01/2022	2,270	2,277,097
Series 2014-B 5.00%, 11/01/2026	4,000	4,246,121
Series 2015-C
5.00%, 11/01/2028	2,145	2,327,884
Series 2017 5.00%, 11/01/2026	1,925	2,155,514
New York Liberty Development Corp. (One Bryant Park LLC)
Series 2019 2.45%, 09/15/2069	2,900	2,819,281
2.625%, 09/15/2069	320	307,527
2.80%, 09/15/2069	4,250	4,059,731
New York Liberty Development Corp. (Port Authority of New York & New Jersey)
Series 2021-1 3.00%, 02/15/2042	3,000	2,707,287
New York State Dormitory Authority
Series 2012 5.00%, 12/15/2022 (Pre-refunded/ETM)	260	266,651
Series 2012-A 5.00%, 07/01/2026 (Pre-refunded/ETM)	1,965	1,984,079
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	751,139
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2029–07/01/2032	3,240	3,764,749

	Principal Amount (000)	U.S. $ Value
New York State Dormitory Authority (St. John’s University/NY) Series 2021-A 4.00%, 07/01/2032	$1,105	$1,203,931
New York State Dormitory Authority (State of New York Pers Income Tax)
Series 2012 5.00%, 12/15/2022	1,605	1,645,898
Series 2014-A 5.00%, 02/15/2028	2,035	2,150,286
Series 2014-C 5.00%, 03/15/2029	3,000	3,175,017
Series 2021 1.187%, 03/15/2026	1,000	928,149
Series 2021-E 5.00%, 03/15/2028	2,000	2,305,835
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2021 5.00%, 06/15/2023	2,680	2,786,802
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2039	1,575	1,740,393
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035	2,000	1,871,048
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2040	2,750	2,933,907
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2024	2,635	2,792,887
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	455	458,941
Series 2021 3.00%, 08/01/2031	1,000	962,008
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030–01/01/2032	4,560	4,990,740

90	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-B 3.50%, 11/01/2024(a)	$600	$604,487
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	2,515	2,638,021
Series 2014 5.00%, 09/01/2023–09/01/2028	5,615	5,915,268
Series 2015 5.00%, 10/15/2023	1,000	1,045,740
Series 2019 5.00%, 11/01/2031	1,455	1,676,061
Series 2021-2 4.00%, 07/15/2038	1,365	1,421,529
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	3,750	4,035,326
Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	500	506,717
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	3,000	3,301,564
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	2,265	2,509,445
Series 2021-A 2.511%, 05/15/2035	1,500	1,365,076
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031–09/01/2033	1,115	1,303,552
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	5,575	6,281,922
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/2024	1,500	1,536,842

		159,415,539

Ohio–0.3%
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	770	805,127
Ohio Water Development Authority Water Pollution Control Loan Fund (Energy Harbor Nuclear Generation LLC) Series 2016-B 4.375%, 06/01/2033	$300	$300,766

		1,105,893

Pennsylvania–0.3%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,000	1,055,939

Puerto Rico–0.9%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024–07/01/2033	465	319,417
4.00%, 07/01/2033–07/01/2046	114	110,984
5.25%, 07/01/2023	138	141,595
5.375%, 07/01/2025	103	108,914
5.625%, 07/01/2027–07/01/2029	311	342,364
5.75%, 07/01/2031	3	3,484
Series 2022-C Zero Coupon, 11/01/2043	20	10,834
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	230	239,094
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	205	214,113
AGC Series 2007-N 5.25%, 07/01/2034–07/01/2036	380	398,475
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	830	857,974
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	304	284,970

		3,032,218

South Carolina–1.0%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	3,000	3,089,646

2022 Semi-Annual Report	91

Schedule of Investments (continued)

	Principal Amount (000)			U.S. $ Value
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039		$500		$532,761

				3,622,407

Tennessee–1.2%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049		3,880		4,009,081

Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029		100		103,969

Washington–0.3%
Kalispel Tribe of Indians Series 2018-B 5.00%, 01/01/2032(a)		700		775,504
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035		148		146,444

				921,948

Wisconsin–0.2%
UMA Education, Inc. Series 2019 5.00%, 10/01/2025–10/01/2029(a)		705		757,404

Total Long-Term Municipal Bonds (cost $217,669,072)				216,007,972

Short-Term Municipal Notes–2.2%
New York–2.2%
Evans-Brant Central School District Series 2021-C 1.50%, 06/24/2022		5,000		5,006,388
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2021 5.00%, 06/15/2022		2,580		2,600,630

Total Short-Term Municipal Notes (cost $7,622,144)				7,607,018

Total Municipal Obligations (cost $225,291,216)				223,614,990

	Notional Amount				U.S. $ Value

OPTIONS PURCHASED—PUTS–0.6%
Options on Equity Indices–0.6%
Euro STOXX 50 Index Expiration: Dec 2022; Contracts: 1,050; Exercise Price: EUR 3,350.00; Counterparty: UBS AG(c)	EUR		3,517,500		$191,278
FTSE 100 Index Expiration: Apr 2022; Contracts: 420; Exercise Price: GBP 5,600.00; Counterparty: JPMorgan Chase Bank, NA(c)	GBP		2,352,000		885
FTSE 100 Index Expiration: Jan 2023; Contracts: 380; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(c)	GBP		2,280,000		71,937
Nikkei 225 Index Expiration: Dec 2022; Contracts: 23,000; Exercise Price: JPY 23,000.00; Counterparty: UBS AG(c)	JPY		529,000,000		127,370
S&P 500 Index Expiration: Jan 2023; Contracts: 13,800; Exercise Price: USD 3,700.00; Counterparty: UBS AG(c)	USD		51,060,000		1,747,408

Total Options Purchased—Puts (premiums paid $2,240,673)					2,138,878

	Shares

INVESTMENT COMPANIES–30.0%
Funds and Investment Trusts–30.0%(d)
iShares Core MSCI EAFE ETF			368,888		25,641,405
iShares Core MSCI Emerging Markets ETF			209,923		11,661,222
SPDR S&P 500 ETF Trust			139,403		62,959,971
Vanguard Mid-Cap ETF			15,037		3,576,400

Total Investment Companies (cost $67,667,120)					103,838,998

	Principal Amount (000)

GOVERNMENTS—TREASURIES–1.0%
United States–1.0%
U.S. Treasury Notes 2.625%, 02/15/2029(e)(f) (cost $3,727,370) $			3,543		3,589,502

92	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 7.207% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	$91	$97,391
Series 2017-C01, Class 1M2
4.007% (LIBOR 1 Month + 3.55%), 07/25/2029(b)	150	152,958
Series 2018-C03, Class 1M2 2.607% (LIBOR 1 Month + 2.15%), 10/25/2030(b)	61	61,287

Total Collateralized Mortgage Obligations (cost $300,822)		311,636

Shares		U.S. $ Value

SHORT-TERM INVESTMENTS–1.6%
Investment Companies–1.6%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 0.19%(d)(g)(h) (cost $5,398,191)	5,398,191	$5,398,191

Total Investments—97.9% (cost $304,625,392)		338,892,195

Other assets less liabilities—2.1%		7,328,273

Net Assets—100.0%		$346,220,468

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	70	June 2022	$2,960,435	$28,582

FTSE 100 Index Futures	42	June 2022	4,130,272	17,415

Hang Seng Index Futures	21	April 2022	2,947,608	10,364

MSCI Singapore IX ETS Futures	11	April 2022	271,764	1,184

Nikkei 225 (OSE) Futures	4	June 2022	914,408	90,659

OMXS 30 Index Futures	142	April 2022	3,148,877	(56,325)

Russell 2000 E-Mini Futures	51	June 2022	5,269,320	151,368

S&P 500 E-Mini Futures	45	June 2022	10,194,187	604,949

S&P/TSX 60 Index Futures	3	June 2022	632,132	(2,948)

U.S. T-Note 2 Yr (CBT) Futures	50	June 2022	10,596,094	(138,036)

U.S. T-Note 10 Yr (CBT) Futures	102	June 2022	12,533,250	(422,105)

U.S. Ultra Bond (CBT) Futures	17	June 2022	3,011,125	(103,618)

Sold Contracts

MSCI Emerging Markets Futures	15	June 2022	844,125	(9,577)

S&P 500 E-Mini Futures	67	June 2022	15,178,013	(947,643)

SPI 200 Futures	26	June 2022	3,637,749	(118,795)

TOPIX Index Futures	42	June 2022	6,715,377	54,766

				$(839,760)

2022 Semi-Annual Report	93

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	920	GBP	704	06/09/2022	$5,398

Barclays Bank PLC	AUD	4,958	USD	3,511	04/28/2022	(200,043)

BNP Paribas SA	USD	1,174	CHF	1,078	04/13/2022	(6,208)

Citibank, NA	JPY	59,260	USD	516	04/28/2022	28,748

Deutsche Bank AG	CAD	2,074	USD	1,642	04/22/2022	(16,505)

Deutsche Bank AG	USD	3,319	CAD	4,207	04/22/2022	45,850

Deutsche Bank AG	AUD	1,986	USD	1,426	04/28/2022	(60,649)

Deutsche Bank AG	EUR	4,611	USD	5,123	05/12/2022	16,119

Goldman Sachs Bank USA	USD	1,036	CHF	952	04/13/2022	(5,060)

Goldman Sachs Bank USA	JPY	64,399	USD	561	04/28/2022	31,990

Goldman Sachs Bank USA	USD	3,940	JPY	453,002	04/28/2022	(217,651)

Goldman Sachs Bank USA	EUR	714	USD	799	05/12/2022	7,383

HSBC Bank USA	USD	1,601	CHF	1,498	04/13/2022	20,505

HSBC Bank USA	JPY	707,050	USD	5,964	04/28/2022	153,940

HSBC Bank USA	USD	1,818	AUD	2,463	04/28/2022	25,834

HSBC Bank USA	USD	4,906	JPY	606,002	04/28/2022	74,193

HSBC Bank USA	GBP	1,012	USD	1,325	06/09/2022	(3,989)

HSBC Bank USA	USD	2,415	GBP	1,837	06/09/2022	(2,451)

HSBC Bank USA	USD	792	NOK	6,868	06/17/2022	(12,514)

HSBC Bank USA	USD	649	SEK	6,105	06/17/2022	1,533

JPMorgan Chase Bank, NA	USD	1,140	CHF	1,045	04/13/2022	(9,233)

JPMorgan Chase Bank, NA	USD	1,271	CAD	1,617	04/22/2022	22,141

JPMorgan Chase Bank, NA	USD	982	AUD	1,350	04/28/2022	28,503

JPMorgan Chase Bank, NA	EUR	2,712	USD	3,023	05/12/2022	19,002

Morgan Stanley & Co. LLC	CHF	7,758	USD	8,411	04/13/2022	13,051

Morgan Stanley & Co. LLC	CHF	2,112	USD	2,261	04/13/2022	(24,942)

Morgan Stanley & Co. LLC	USD	522	CHF	484	04/13/2022	2,020

Morgan Stanley & Co. LLC	USD	4,953	CAD	6,298	04/22/2022	84,040

Morgan Stanley & Co. LLC	AUD	937	USD	702	04/28/2022	503

Morgan Stanley & Co. LLC	JPY	329,343	USD	2,852	04/28/2022	145,945

Morgan Stanley & Co. LLC	EUR	4,788	USD	5,454	05/12/2022	151,309

Morgan Stanley & Co. LLC	EUR	1,679	USD	1,848	05/12/2022	(12,000)

Morgan Stanley & Co. LLC	USD	1,176	EUR	1,062	05/12/2022	74

Morgan Stanley & Co. LLC	USD	5,799	EUR	5,067	05/12/2022	(186,917)

Morgan Stanley & Co. LLC	USD	3,974	NOK	34,877	06/17/2022	(14,744)

Morgan Stanley & Co. LLC	USD	1,153	SEK	10,883	06/17/2022	6,795

State Street Bank & Trust Co.	CAD	458	USD	361	04/22/2022	(5,483)

State Street Bank & Trust Co.	JPY	2,588	USD	23	04/28/2022	1,280

State Street Bank & Trust Co.	USD	184	AUD	253	04/28/2022	5,170

State Street Bank & Trust Co.	USD	101	JPY	12,411	04/28/2022	794

State Street Bank & Trust Co.	USD	896	JPY	103,637	04/28/2022	(44,743)

State Street Bank & Trust Co.	EUR	279	USD	312	05/12/2022	3,209

State Street Bank & Trust Co.	NZD	308	USD	209	06/10/2022	(4,038)

						$68,159

94	Sanford C. Bernstein Fund, Inc.

PUT OPTIONS WRITTEN (see Note 3)
Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional Amount (000)		Premiums Received	U.S. $ Value

FTSE 100 Index(i)	UBS AG	420	GBP	5,600.00	April 2022	GBP	2,352	$ 61,209	$ (885)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
USD	1,060	01/15/2025	2.565%	CPI#	Maturity	$102,825	$—	$102,825
USD	530	01/15/2025	2.585%	CPI#	Maturity	50,983	—	50,983
USD	530	01/15/2025	2.613%	CPI#	Maturity	50,393	—	50,393
USD	2,740	01/15/2026	CPI#	3.720%	Maturity	(110,729)	—	(110,729)
USD	1,610	01/15/2027	CPI#	3.466%	Maturity	(73,984)	(2,100)	(71,884)
USD	1,600	01/15/2027	CPI#	3.320%	Maturity	(88,413)	—	(88,413)
USD	4,950	01/15/2028	1.230%	CPI#	Maturity	978,195	—	978,195
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	801,320	—	801,320
USD	6,440	01/15/2029	CPI#	3.290%	Maturity	(285,006)	—	(285,006)
USD	1,290	01/15/2029	CPI#	3.735%	Maturity	(6,554)	—	(6,554)
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	220,202	—	220,202
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	218,556	—	218,556
USD	180	01/15/2030	1.714%	CPI#	Maturity	32,725	—	32,725
USD	180	01/15/2030	1.731%	CPI#	Maturity	32,423	—	32,423
USD	1,000	01/15/2031	2.782%	CPI#	Maturity	87,219	—	87,219
USD	880	01/15/2031	2.680%	CPI#	Maturity	86,251	—	86,251
USD	770	01/15/2031	2.989%	CPI#	Maturity	50,105	—	50,105
USD	860	04/15/2032	CPI#	2.909%	Maturity	(58,190)	—	(58,190)
USD	750	04/15/2032	CPI#	2.748%	Maturity	(64,963)	—	(64,963)
USD	450	04/15/2032	CPI#	2.722%	Maturity	(40,369)	—	(40,369)

						$1,982,989	$(2,100)	$1,985,089

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
		Termination Date	Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)			Payments made by the Fund	Payments received by the Fund
USD	2,110	10/09/2029	3 Month LIBOR	1.473%	Quarterly/ Semi-Annual	$(123,177)	$—	$(123,177)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	29	$(6,987)	$(2,714)	$(4,273)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95	(23,059)	(11,556)	(11,503)

2022 Semi-Annual Report	95

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at March 31, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	7	$(1,630)	$(792)	$(838)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	16	(3,959)	(1,552)	(2,407)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	192	(46,817)	(22,604)	(24,213)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	196	(47,749)	(18,743)	(29,006)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	297	(72,204)	(27,614)	(44,590)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	36	(8,851)	(4,417)	(4,434)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	256	(62,422)	(23,172)	(39,250)

						$(273,678)	$(113,164)	$(160,514)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI	#	Maturity	$282,277	$—	$282,277

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI	#	Maturity	71,155	—	71,155

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI	#	Maturity	445,913	—	445,913

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI	#	Maturity	826,877	—	826,877

Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI	#	Maturity	472,977	—	472,977

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI	#	Maturity	561,673	—	561,673

JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI	#	Maturity	245,353	—	245,353

JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI	#	Maturity	834,433	—	834,433

JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI	#	Maturity	424,047	—	424,047

JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI	#	Maturity	721,979	—	721,979

Morgan Stanley Capital Services LLC	USD	8,500	07/20/2022	1.939%	CPI	#	Maturity	754,927	—	754,927

Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI	#	Maturity	292,055	—	292,055

								$5,933,666	$—	$5,933,666

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

96	Sanford C. Bernstein Fund, Inc.

INTEREST RATE SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA	*	Quarterly	$186,878	$—	$186,878

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	1,797	06/17/2022	$18,291

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At March 31, 2022, the aggregate market value of these securities amounted to $6,841,324 or 2.0% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at March 31, 2022.
(c)	Non-income producing security.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.
(i)	One contract relates to 1 share.

As of March 31, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.6% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2022 Semi-Annual Report	97

Statement of Assets and Liabilities—March 31, 2022 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$853,199,159	$1,857,579,741	$925,031,579

Affiliated issuers	902,835,345	1,988,442,550	218,662,368

Foreign currencies, at value (a)	13,260,594	26,896,085	2,973,746

Cash	410,000	702,535	144,161

Cash collateral due from broker	3,060,000	5,590,000	5,971,203

Receivables:

Unaffiliated interest and dividends	397,866	824,966	3,870,492

Affiliated dividends	19,464	44,534	13,657

Foreign withholding tax reclaims	245,815	535,043	71

Investment securities sold and foreign currency transactions	3,789,526	2,398,603	18,100,882

Capital shares sold	765,468	708,030	764,046

Variation margin on futures	1,824,527	4,082,583	0

Unrealized appreciation of forward currency exchange contracts	12,475,887	26,788,766	9,442,491

Unrealized appreciation of total return swaps	210,957	459,715	90,888

Total assets	1,792,494,608	3,915,053,151	1,185,065,584

LIABILITIES

Cash collateral due to broker	27,050,000	57,930,000	7,195,000

Options written, at value (premium received $832,104, $1,732,805 and $196,388, respectively)	12,057	25,063	2,846

Payables:

Investment securities purchased and foreign currency transactions	4,403,690	2,521,419	52,138,943

Capital shares redeemed	693,049	3,976,844	320,334

Variation margin on futures	0	0	3,539,100

Management fee	865,005	1,869,259	577,372

Shareholder servicing fee	244,962	498,601	117,918

Variation margin on centrally cleared swaps	0	0	116,462

Transfer Agent fee	9,139	13,192	9,396

Foreign capital gains taxes	0	0	23,942

Accrued expenses	357,048	359,829	490,435

Unrealized depreciation of forward currency exchange contracts	11,041,115	23,774,130	8,032,396

Market value on credit default swaps (b)	0	0	2,759,672

Unrealized depreciation of total return swaps	0	0	57,505

Total liabilities	44,676,065	90,968,337	75,381,321

NET ASSETS	$1,747,818,543	$3,824,084,814	$1,109,684,263

Cost of investments

Unaffiliated issuers	$515,812,759	$1,017,972,867	$953,141,552

Affiliated issuers	784,236,720	1,731,339,737	213,274,675

NET ASSETS CONSIST OF:

Capital stock, at par	$127,185	$258,226	$112,178

Additional paid-in capital	1,297,028,435	2,764,235,253	1,149,255,407

Distributable earnings (accumulated loss)	450,662,923	1,059,591,335	(39,683,322)

	$1,747,818,543	$3,824,084,814	$1,109,684,263

(a) Cost: $13,429,019, $27,248,746 and $2,998,657, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $1,138,122, respectively.

See Notes to Financial Statements.

98	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,444,965,724	$2,948,068,492	$919,432,431

Shares of capital stock outstanding	105,169,652	199,165,168	92,989,396

Net asset value, offering and redemption price per share	$13.74	$14.80	$9.89

Class 2 Shares

Net Assets	$302,852,819	$876,016,322	$190,251,832

Shares of capital stock outstanding	22,014,919	59,061,200	19,188,669

Net asset value, offering and redemption price per share	$13.76	$14.83	$9.91

See Notes to Financial Statements.

2022 Semi-Annual Report	99

Statement of Assets and Liabilities—March 31, 2022 (Unaudited) (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,548,854,220	$448,739,261	$333,494,004

Affiliated issuers	52,484,760	11,838,284	5,398,191

Foreign currencies, at value (a)	2,956,292	949,121	644,496

Cash	7,352	3,143	2,358

Cash collateral due from broker	4,000,728	991,962	310,799

Receivables:

Unaffiliated interest and dividends	14,148,922	4,221,253	3,077,299

Affiliated dividends	4,418	1,072	748

Investment securities sold	0	0	1,025,000

Capital shares sold	551,331	3,672	5,288

Variation margin on futures	14,004,022	5,805,753	5,427,852

Variation margin on centrally cleared swaps	98,186	39,250	12,605

Unrealized appreciation of inflation swaps	25,883,008	7,817,630	5,933,666

Unrealized appreciation of forward currency exchange contracts	4,507,863	1,310,025	895,329

Unrealized appreciation of interest rate swaps	820,553	251,035	186,878

Unrealized appreciation of total return swaps	79,261	23,169	18,291

Total assets	1,668,400,916	481,994,630	356,432,804

LIABILITIES

Cash collateral due to broker	35,720,000	9,430,000	8,430,000

Options written, at value (premium received $276,398, $82,920 and $61,209, respectively)	4,005	1,202	885

Payables:

Investment securities purchased	10,360,518	0	0

Capital shares redeemed	1,462,473	108,668	254,525

Management fee	890,006	258,443	193,052

Shareholder servicing fee	144,195	38,239	36,835

Transfer Agent fee	7,431	3,074	3,115

Accrued expenses	317,829	216,686	193,076

Unrealized depreciation of forward currency exchange contracts	3,738,806	1,075,371	827,170

Market value on credit default swaps (b)	935,169	338,897	273,678

Total liabilities	53,580,432	11,470,580	10,212,336

NET ASSETS	$1,614,820,484	$470,524,050	$346,220,468

Cost of investments

Unaffiliated issuers	$1,387,711,086	$404,740,537	$299,227,201

Affiliated issuers	52,484,760	11,838,284	5,398,191

NET ASSETS CONSIST OF:

Capital stock, at par	$144,807	$42,909	$31,411

Additional paid-in capital	1,507,249,638	445,292,342	323,198,117

Distributable earnings	107,426,039	25,188,799	22,990,940

	$1,614,820,484	$470,524,050	$346,220,468

(a) Cost: $3,008,528, $964,221 and $656,001, respectively. (Note 1)
(b) Net premiums received of $397,237, $140,205 and $113,164, respectively.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,126,104,648	$297,999,690	$284,918,023

Shares of capital stock outstanding	101,040,869	27,190,626	25,857,634

Net asset value, offering and redemption price per share	$11.15	$10.96	$11.02

Class 2 Shares

Net Assets	$488,715,836	$172,524,360	$61,302,445

Shares of capital stock outstanding	43,766,482	15,718,437	5,553,094

Net asset value, offering and redemption price per share	$11.17	$10.98	$11.04

See Notes to Financial Statements.

2022 Semi-Annual Report	101

Statement of Operations—for the six months ended March 31, 2022 (Unaudited)

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest (net of foreign taxes withheld of $0, $0 and $2,493, respectively)	$0	$0	$12,936,924

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $58,659, $130,144 and $0, respectively)	6,043,522	12,503,283	0

Affiliated issuers	32,078,776	64,671,172	5,049,413

Total income	38,122,298	77,174,455	17,986,337

Expenses:

Management fee (see Note 2A)	8,488,885	18,151,637	3,796,434

Shareholder servicing fee (see Note 2B)	1,566,824	3,143,096	730,921

Custody and accounting fees	115,296	113,195	175,069

Transfer Agent fee—Class 1	29,297	40,175	30,421

Transfer Agent fee—Class 2	5,984	11,946	6,048

Auditing and tax fees	56,271	49,994	61,218

Directors’ fees and expenses	38,664	83,516	23,788

Legal fees	27,241	58,685	15,363

Registration fees	19,480	20,745	19,024

Printing fees	10,160	11,964	9,923

Miscellaneous	39,222	59,143	34,594

Total expenses before interest expense	10,397,324	21,744,096	4,902,803

Interest expense	132,490	266,052	0

Total expenses	10,529,814	22,010,148	4,902,803

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(3,158,716)	(6,584,200)	(234,814)

Net expenses	7,371,098	15,425,948	4,667,989

Net investment income	30,751,200	61,748,507	13,318,348

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	38,095,220	84,373,812	(6,075,158)

Affiliated Underlying Portfolios	4,729,142	3,697,596	294,914

Forward currency exchange contracts	(5,436,365)	(13,116,282)	559,475

Futures	(54,996,809)	(125,056,549)	(30,662,603)

Swaps	(62,857)	(14,774)	(2,965,389)

Foreign currency transactions	(250,850)	61,285	(3,291,219)

Net realized gain distributions from Affiliated Underlying Portfolios	21,640,274	44,657,130	0

Net realized gain (loss) on investment and foreign currency transactions	3,717,755	(5,397,782)	(42,139,980)

Net change in unrealized appreciation/depreciation of:

Investments	(36,803,532)	(78,985,521)	(47,339,558)

Affiliated Underlying Portfolios	(72,461,556)	(142,628,762)	(286,163)

Forward currency exchange contracts	558,310	1,645,637	(380,229)

Futures	(458,263)	7,837,303	24,138,927

Options written	621,567	1,292,034	146,698

Swaps	454,917	995,677	9,286,214

Foreign currency denominated assets and liabilities	(39,264)	(206,497)	(32,978)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(108,127,821)	(210,050,129)	(14,467,089)

Net realized and unrealized loss on investment and foreign currency transactions	(104,410,066)	(215,447,911)	(56,607,069)

Net decrease in net assets resulting from operations	$(73,658,866)	$(153,699,404)	$(43,288,721)

(a) Net of foreign realized capital gains taxes of $0, $0 and $1,726, respectively.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$14,331,856	$4,114,867	$3,152,268

Dividends

Unaffiliated issuers	5,621,316	1,646,640	1,241,060

Affiliated issuers	6,517	1,414	975

Total income	19,959,689	5,762,921	4,394,303

Expenses:

Management fee (see Note 2A)	5,507,088	1,597,702	1,208,003

Shareholder servicing fee (see Note 2B)	886,048	236,304	229,539

Custody and accounting fees	100,357	61,887	55,512

Transfer Agent fee—Class 1	20,551	7,114	9,108

Transfer Agent fee—Class 2	8,927	3,987	1,954

Auditing and tax fees	49,909	49,909	49,909

Registration fees	19,130	17,939	17,739

Directors’ fees and expenses	34,412	10,023	7,503

Legal fees	21,413	6,407	5,107

Printing fees	9,490	7,490	7,542

Miscellaneous	36,235	34,351	22,907

Total expenses	6,693,560	2,033,113	1,614,823

Less: expenses waived and reimbursed by the Adviser (see Note 2D)	(16,633)	(3,019)	(1,878)

Net expenses	6,676,927	2,030,094	1,612,945

Net investment income	13,282,762	3,732,827	2,781,358

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(4,591,073)	(1,043,385)	(1,074,819)

Forward currency exchange contracts	(1,788,592)	(598,547)	(460,747)

Futures	(18,141,006)	(5,167,860)	(4,348,145)

Swaps	(103,184)	41,044	(70,911)

Foreign currency transactions	(3,230)	(5,324)	8,399

Net realized loss on investment and foreign currency transactions	(24,627,085)	(6,774,072)	(5,946,223)

Net change in unrealized appreciation/depreciation of:

Investments	(63,543,541)	(18,846,358)	(14,013,307)

Forward currency exchange contracts	177,910	162,173	11,588

Futures	5,186,791	1,507,345	954,187

Options written	206,465	61,939	45,640

Swaps	13,917,960	3,872,920	3,697,313

Foreign currency denominated assets and liabilities	(21,726)	(5,463)	(3,712)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(44,076,141)	(13,247,444)	(9,308,291)

Net realized and unrealized loss on investment and foreign currency transactions	(68,703,226)	(20,021,516)	(15,254,514)

Net decrease in net assets resulting from operations	$(55,420,464)	$(16,288,689)	$(12,473,156)

See Notes to Financial Statements.

2022 Semi-Annual Report	103

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$30,751,200	$9,799,425	$61,748,507	$21,734,170

Net realized gain (loss) on investment and foreign currency transactions	3,717,755	201,876,461	(5,397,782)	389,979,919

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(108,127,821)	226,524,258	(210,050,129)	469,232,799

Net increase (decrease) in net assets resulting from operations	(73,658,866)	438,200,144	(153,699,404)	880,946,888

Distributions to shareholders (a)	(207,352,448)	(17,001,108)	(394,503,020)	(36,651,761)

Capital-share transactions

Net proceeds from sales of shares	81,817,573	154,481,040	115,053,255	192,650,439

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	198,473,085	15,070,832	370,050,729	27,249,489

Total proceeds from shares sold	280,290,658	169,551,872	485,103,984	219,899,928

Cost of shares redeemed	(168,226,754)	(448,991,029)	(200,326,826)	(536,113,150)

Net increase (decrease) in net assets from capital-share transactions	112,063,904	(279,439,157)	284,777,158	(316,213,222)

Net increase (decrease) in net assets	(168,947,410)	141,759,879	(263,425,266)	528,081,905

NET ASSETS:

Beginning of period	1,916,765,953	1,775,006,074	4,087,510,080	3,559,428,175

End of period	$1,747,818,543	$1,916,765,953	$3,824,084,814	$4,087,510,080

(a) See page 107 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$13,318,348	$22,096,128	$13,282,762	$25,707,435

Net realized gain (loss) on investment and foreign currency transactions	(42,139,980)	144,311,224	(24,627,085)	87,627,990

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(14,467,089)	(32,128,442)	(44,076,141)	84,199,150

Net increase (decrease) in net assets resulting from operations	(43,288,721)	134,278,910	(55,420,464)	197,534,575

Distributions to shareholders (a)	(165,424,767)	(31,639,760)	(116,715,476)	(39,933,382)

Capital-share transactions

Net proceeds from sales of shares	53,498,204	104,405,883	52,852,860	100,538,157

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	153,087,964	27,251,385	105,964,711	29,470,081

Total proceeds from shares sold	206,586,168	131,657,268	158,817,571	130,008,238

Cost of shares redeemed	(82,613,553)	(234,486,549)	(90,127,597)	(231,922,066)

Net increase (decrease) in net assets from capital-share transactions	123,972,615	(102,829,281)	68,689,974	(101,913,828)

Net increase (decrease) in net assets	(84,740,873)	(190,131)	(103,445,966)	55,687,365

NET ASSETS:

Beginning of period	1,194,425,136	1,194,615,267	1,718,266,450	1,662,579,085

End of period	$1,109,684,263	$1,194,425,136	$1,614,820,484	$1,718,266,450

(a) See page 107 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2022 Semi-Annual Report	105

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$3,732,827	$7,029,390	$2,781,358	$5,105,087

Net realized gain (loss) on investment and foreign currency transactions	(6,774,072)	35,546,480	(5,946,223)	23,555,640

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(13,247,444)	14,407,299	(9,308,291)	17,696,414

Net increase (decrease) in net assets resulting from operations	(16,288,689)	56,983,169	(12,473,156)	46,357,141

Distributions to shareholders (a)	(38,805,221)	(11,727,730)	(23,991,831)	(8,250,017)

Capital-share transactions

Net proceeds from sales of shares	14,826,035	23,111,334	8,985,276	14,948,702

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	35,406,411	8,192,214	22,169,742	6,209,530

Total proceeds from shares sold	50,232,446	31,303,548	31,155,018	21,158,232

Cost of shares redeemed	(26,050,205)	(86,704,857)	(26,789,438)	(55,404,943)

Net increase (decrease) in net assets from capital-share transactions	24,182,241	(55,401,309)	4,365,580	(34,246,711)

Net increase (decrease) in net assets	(30,911,669)	(10,145,870)	(32,099,407)	3,860,413

NET ASSETS:

Beginning of period	501,435,719	511,581,589	378,319,875	374,459,462

End of period	$470,524,050	$501,435,719	$346,220,468	$378,319,875

(a) See page 107 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Class 1	$(172,626,965)	$(13,630,356)	$(302,970,210)	$(26,615,553)

Class 2	(34,725,483)	(3,370,752)	(91,532,810)	(10,036,208)

	$(207,352,448)	$(17,001,108)	$(394,503,020)	$(36,651,761)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Class 1	$(138,511,977)	$(26,263,774)	$(80,780,738)	$(26,878,303)

Class 2	(26,912,790)	(5,375,986)	(35,934,738)	(13,055,079)

	$(165,424,767)	$(31,639,760)	$(116,715,476)	$(39,933,382)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21

Distributions to shareholders:

Class 1	$(24,700,468)	$(7,015,375)	$(19,695,922)	$(6,618,995)

Class 2	(14,104,753)	(4,712,355)	(4,295,909)	(1,631,022)

	$(38,805,221)	$(11,727,730)	$(23,991,831)	$(8,250,017)

See Notes to Financial Statements.

2022 Semi-Annual Report	107

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$16.01	$12.81	$13.05	$13.69	$13.18	$11.62

Income from investment operations:

Investment income, net (a)(b)	0.24	0.07	0.13	0.14	0.12	0.10

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.74)	3.25	(0.19)	(0.37)	0.57	1.52

Contributions from affiliates	0	0	0	0.00 (c)	0	0.00 (c)

Total from investment operations	(0.50)	3.32	(0.06)	(0.23)	0.69	1.62

Less dividends and distributions:

Dividends from net investment income	(0.34)	(0.12)	(0.15)	(0.13)	(0.18)	(0.06)

Distributions from net realized gain on investment transactions	(1.43)	0	(0.03)	(0.28)	0	0

Total dividends and distributions	(1.77)	(0.12)	(0.18)	(0.41)	(0.18)	(0.06)

Net asset value, end of period	$13.74	$16.01	$12.81	$13.05	$13.69	$13.18

Total return (d)(e)	(4.15)%	26.16%	(0.45)%	(1.46)%	5.21%	14.04%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,444,966	$1,596,442	$1,465,081	$1,653,447	$1,811,002	$1,784,355

Average net assets (000 omitted)	$1,571,129	$1,606,920	$1,539,035	$1,663,944	$1,829,185	$1,687,556

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.82% (h)	0.80%	0.81%	0.80%	0.78%	0.83%

Expenses, before waivers/reimbursements (f)(g)	1.15% (h)	1.15%	1.15%	1.14%	1.13%	1.13%

Net investment income (b)	3.24% (h)	0.47%	1.02%	1.11%	0.88%	0.79%

Portfolio turnover rate	14%	21%	22%	21%	39%	48%

See Footnote Summary on page 120.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$16.05	$12.84	$13.07	$13.72	$13.22	$11.65

Income from investment operations:

Investment income, net (a)(b)	0.25	0.10	0.15	0.18	0.15	0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.74)	3.26	(0.17)	(0.39)	0.56	1.54

Contributions from affiliates	0	0	0	0.00 (c)	0	0.00 (c)

Total from investment operations	(0.49)	3.36	(0.02)	(0.21)	0.71	1.66

Less dividends and distributions:

Dividends from net investment income	(0.37)	(0.15)	(0.18)	(0.16)	(0.21)	(0.09)

Distributions from net realized gain on investment transactions	(1.43)	0	(0.03)	(0.28)	0	0

Total dividends and distributions	(1.80)	(0.15)	(0.21)	(0.44)	(0.21)	(0.09)

Net asset value, end of period	$13.76	$16.05	$12.84	$13.07	$13.72	$13.22

Total return (d)(e)	(4.07)%	26.34%	(0.25)%	(1.23)%	5.37%	14.31%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$302,853	$320,324	$309,925	$330,953	$427,346	$431,755

Average net assets (000 omitted)	$320,472	$323,834	$319,363	$367,721	$420,846	$408,460

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.62% (h)	0.59%	0.61%	0.60%	0.58%	0.63%

Expenses, before waivers/reimbursements (f)(g)	0.95% (h)	0.95%	0.95%	0.94%	0.93%	0.93%

Net investment income (b)	3.37% (h)	0.69%	1.17%	1.37%	1.09%	0.99%

Portfolio turnover rate	14%	21%	22%	21%	39%	48%

See Footnote Summary on page 120.

See Notes to Financial Statements.

2022 Semi-Annual Report	109

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$16.98	$13.65	$13.78		$14.29	$13.95	$12.30

Income from investment operations:

Investment income, net (a)(b)	0.24	0.08	0.13		0.15	0.13	0.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.77)	3.39	(0.08)		(0.37)	0.55	1.60

Contributions from affiliates	0	0	0		0	0	0.00 (c)

Total from investment operations	(0.53)	3.47	0.05		(0.22)	0.68	1.71

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.14)	(0.18)		(0.12)	(0.30)	(0.06)

Distributions from net realized gain on investment transactions	(1.42)	0	(0.00	)(c)	(0.17)	(0.04)	0

Total dividends and distributions	(1.65)	(0.14)	(0.18)		(0.29)	(0.34)	(0.06)

Net asset value, end of period	$14.80	$16.98	$13.65		$13.78	$14.29	$13.95

Total return (d)(e)	(3.96)%	25.54%	0.29%		(1.28)%	4.85% (i)	13.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,948,069	$3,144,804	$2,712,320		$3,143,494	$3,464,533	$3,418,084

Average net assets (000 omitted)	$3,151,731	$3,057,954	$2,913,890		$3,181,790	$3,513,988	$3,258,122

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.80% (h)	0.77%	0.80%		0.80%	0.77%	0.82%

Expenses, before waivers/reimbursements (f)(g)	1.13% (h)	1.12%	1.13%		1.13%	1.12%	1.12%

Net investment income (b)	2.98% (h)	0.49%	0.99%		1.09%	0.89%	0.85%

Portfolio turnover rate	14%	20%	22%		20%	42%	49%

See Footnote Summary on page 120.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$17.03	$13.69	$13.82		$14.33	$14.00	$12.34

Income from investment operations:

Investment income, net (a)(b)	0.26	0.11	0.16		0.17	0.16	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.78)	3.40	(0.08)		(0.36)	0.54	1.61

Contributions from affiliates	0	0	0		0	0	0.00 (c)

Total from investment operations	(0.52)	3.51	0.08		(0.19)	0.70	1.75

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.17)	(0.21)		(0.15)	(0.33)	(0.09)

Distributions from net realized gain on investment transactions	(1.42)	0	(0.00	)(c)	(0.17)	(0.04)	0

Total dividends and distributions	(1.68)	(0.17)	(0.21)		(0.32)	(0.37)	(0.09)

Net asset value, end of period	$14.83	$17.03	$13.69		$13.82	$14.33	$14.00

Total return (d)(e)	(3.87)%	25.78%	0.56%		(1.12)%	5.01% (i)	14.25%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$876,016	$942,706	$847,108		$1,041,177	$1,119,490	$1,075,867

Average net assets (000 omitted)	$937,185	$937,234	$935,278		$1,048,726	$1,114,328	$1,020,239

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.60% (h)	0.57%	0.60%		0.60%	0.57%	0.62%

Expenses, before waivers/reimbursements (f)(g)	0.93% (h)	0.92%	0.93%		0.93%	0.92%	0.92%

Net investment income (b)	3.18% (h)	0.71%	1.21%		1.28%	1.09%	1.05%

Portfolio turnover rate	14%	20%	22%		20%	42%	49%

See Footnote Summary on page 120.

See Notes to Financial Statements.

2022 Semi-Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.92	$10.96	$10.94	$10.96	$11.00	$10.67

Income from investment operations:

Investment income, net (a)(b)	0.12	0.21	0.16	0.21	0.20	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.48)	1.05	0.22	0.17	0.01	0.42

Contributions from affiliates	0	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	(0.36)	1.26	0.38	0.38	0.21	0.58

Less dividends and distributions:

Dividends from net investment income	(0.40)	(0.25)	(0.32)	(0.26)	(0.23)	(0.25)

Distributions from net realized gain on investment transactions	(1.27)	(0.05)	(0.04)	(0.14)	(0.02)	0

Total dividends and distributions	(1.67)	(0.30)	(0.36)	(0.40)	(0.25)	(0.25)

Net asset value, end of period	$9.89	$11.92	$10.96	$10.94	$10.96	$11.00

Total return (d)	(3.83)%	11.61%	3.56%	3.75%	1.93%	5.59%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$919,432	$999,357	$991,266	$1,024,761	$1,052,414	$1,037,681

Average net assets (000 omitted)	$977,239	$1,021,208	$991,542	$1,014,279	$1,055,548	$985,539

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.82% (h)	0.83%	0.84%	0.83%	0.81%	0.84%

Expenses, before waivers/reimbursements (f)	0.86% (h)	0.87%	0.87%	0.86%	0.86%	0.87%

Net investment income (b)	2.26% (h)	1.78%	1.51%	1.95%	1.78%	1.49%

Portfolio turnover rate	51%	98%	74%	67%	116%	115%

See Footnote Summary on page 120.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$11.96	$11.00	$10.97	$10.98	$11.03	$10.69

Income from investment operations:

Investment income, net (a)(b)	0.13	0.23	0.18	0.22	0.21	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.49)	1.04	0.23	0.18	0.01	0.42

Contributions from affiliates	0	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	(0.36)	1.27	0.41	0.40	0.22	0.60

Less dividends and distributions:

Dividends from net investment income	(0.42)	(0.26)	(0.34)	(0.27)	(0.25)	(0.26)

Distributions from net realized gain on investment transactions	(1.27)	(0.05)	(0.04)	(0.14)	(0.02)	0

Total dividends and distributions	(1.69)	(0.31)	(0.38)	(0.41)	(0.27)	(0.26)

Net asset value, end of period	$9.91	$11.96	$11.00	$10.97	$10.98	$11.03

Total return (d)	(3.66)%	11.64%	3.76%	3.97%	2.02%	5.83%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$190,252	$195,068	$203,349	$218,022	$228,731	$217,317

Average net assets (000 omitted)	$194,104	$202,314	$209,927	$226,099	$226,777	$228,978

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.67% (h)	0.68%	0.69%	0.68%	0.66%	0.69%

Expenses, before waivers/reimbursements (f)	0.71% (h)	0.72%	0.72%	0.71%	0.71%	0.71%

Net investment income (b)	2.40% (h)	1.93%	1.66%	2.10%	1.93%	1.65%

Portfolio turnover rate	51%	98%	74%	67%	116%	115%

See Footnote Summary on page 120.

See Notes to Financial Statements.

2022 Semi-Annual Report	113

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.36	$11.27	$11.12	$11.25	$11.50	$11.10

Income from investment operations:

Investment income, net (a)(b)	0.09	0.17	0.19	0.21	0.19	0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	1.19	0.12	(0.03)	0.02	0.50

Contributions from affiliates	0	0	0	0	0	0.00 (c)

Total from investment operations	(0.37)	1.36	0.31	0.18	0.21	0.67

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.27)	(0.16)	(0.20)	(0.18)	(0.17)

Distributions from net realized gain on investment transactions	(0.65)	0	0	(0.11)	(0.28)	(0.10)

Total dividends and distributions	(0.84)	(0.27)	(0.16)	(0.31)	(0.46)	(0.27)

Net asset value, end of period	$11.15	$12.36	$11.27	$11.12	$11.25	$11.50

Total return (d)	(3.41)%	12.11%	2.93%	1.81%	1.86%	6.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,126,104	$1,194,517	$1,140,951	$1,240,530	$1,314,251	$1,299,848

Average net assets (000 omitted)	$1,184,643	$1,196,104	$1,191,962	$1,254,989	$1,319,846	$1,271,281

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.83% (h)	0.84%	0.84%	0.83%	0.81%	0.82%

Expenses, before waivers/reimbursements (f)	0.84% (h)	0.84%	0.84%	0.84%	0.83%	0.84%

Net investment income (b)	1.52% (h)	1.44%	1.74%	1.89%	1.68%	1.50%

Portfolio turnover rate	5%	19%	8%	12%	22%	22%

See Footnote Summary on page 120.

See Notes to Financial Statements.

114	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.39	$11.30	$11.14	$11.27	$11.52	$11.12

Income from investment operations:

Investment income, net (a)(b)	0.10	0.19	0.21	0.22	0.21	0.18

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	1.19	0.13	(0.02)	0.02	0.51

Contributions from affiliates	0	0	0	0	0	0.00 (c)

Total from investment operations	(0.36)	1.38	0.34	0.20	0.23	0.69

Less dividends and distributions:

Dividends from net investment income	(0.21)	(0.29)	(0.18)	(0.22)	(0.20)	(0.19)

Distributions from net realized gain on investment transactions	(0.65)	0	0	(0.11)	(0.28)	(0.10)

Total dividends and distributions	(0.86)	(0.29)	(0.18)	(0.33)	(0.48)	(0.29)

Net asset value, end of period	$11.17	$12.39	$11.30	$11.14	$11.27	$11.52

Total return (d)	(3.25)%	12.35%	3.04%	1.93%	2.01%	6.38%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$488,716	$523,749	$521,628	$601,605	$643,676	$632,692

Average net assets (000 omitted)	$514,501	$534,158	$559,800	$611,585	$646,854	$616,284

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.68% (h)	0.69%	0.69%	0.68%	0.66%	0.67%

Expenses, before waivers/reimbursements (f)	0.69% (h)	0.69%	0.69%	0.69%	0.68%	0.69%

Net investment income (b)	1.67% (h)	1.59%	1.89%	2.03%	1.83%	1.65%

Portfolio turnover rate	5%	19%	8%	12%	22%	22%

See Footnote Summary on page 120.

See Notes to Financial Statements.

2022 Semi-Annual Report	115

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.29	$11.26	$11.14	$11.29	$11.49	$11.02

Income from investment operations:

Investment income, net (a)(b)	0.09	0.16	0.18	0.19	0.17	0.14

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	1.13	0.10	(0.03)	0.07	0.52

Contributions from affiliates	0	0	0	0	0	0.00 (c)

Total from investment operations	(0.37)	1.29	0.28	0.16	0.24	0.66

Less dividends and distributions:

Dividends from net investment income	(0.18)	(0.26)	(0.16)	(0.18)	(0.18)	(0.09)

Distributions from net realized gain on investment transactions	(0.78)	0	0	(0.13)	(0.26)	(0.10)

Total dividends and distributions	(0.96)	(0.26)	(0.16)	(0.31)	(0.44)	(0.19)

Net asset value, end of period	$10.96	$12.29	$11.26	$11.14	$11.29	$11.49

Total return (d)	(3.41)%	11.57%	2.48%	1.53%	2.13%	6.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$298,000	$321,782	$315,270	$356,936	$368,640	$359,764

Average net assets (000 omitted)	$315,937	$323,453	$339,567	$355,345	$366,150	$348,603

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.88% (h)	0.88%	0.88%	0.86%	0.85%	0.86%

Expenses, before waivers/reimbursements (f)	0.88% (h)	0.88%	0.88%	0.87%	0.87%	0.87%

Net investment income (b)	1.46% (h)	1.31%	1.60%	1.75%	1.49%	1.29%

Portfolio turnover rate	4%	23%	13%	14%	28%	23%

See Footnote Summary on page 120.

See Notes to Financial Statements.

116	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.32	$11.29	$11.16	$11.31	$11.50	$11.04

Income from investment operations:

Investment income, net (a)(b)	0.09	0.18	0.19	0.21	0.19	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.45)	1.13	0.11	(0.04)	0.08	0.51

Contributions from affiliates	0	0	0	0	0	0.00 (c)

Total from investment operations	(0.36)	1.31	0.30	0.17	0.27	0.67

Less dividends and distributions:

Dividends from net investment income	(0.20)	(0.28)	(0.17)	(0.19)	(0.20)	(0.11)

Distributions from net realized gain on investment transactions	(0.78)	0	0	(0.13)	(0.26)	(0.10)

Total dividends and distributions	(0.98)	(0.28)	(0.17)	(0.32)	(0.46)	(0.21)

Net asset value, end of period	$10.98	$12.32	$11.29	$11.16	$11.31	$11.50

Total return (d)	(3.33)%	11.72%	2.68%	1.65%	2.37% (i)	6.28%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$172,524	$179,654	$196,312	$209,891	$221,368	$221,485

Average net assets (000 omitted)	$177,014	$192,674	$203,874	$217,264	$225,633	$207,974

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.73% (h)	0.73%	0.73%	0.71%	0.70%	0.71%

Expenses, before waivers/reimbursements (f)	0.73% (h)	0.73%	0.73%	0.72%	0.72%	0.72%

Net investment income (b)	1.62% (h)	1.46%	1.75%	1.90%	1.64%	1.45%

Portfolio turnover rate	4%	23%	13%	14%	28%	23%

See Footnote Summary on page 120.

See Notes to Financial Statements.

2022 Semi-Annual Report	117

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.17	$11.02	$11.04	$11.19	$11.43	$10.99

Income from investment operations:

Investment income, net (a)(b)	0.09	0.15	0.18	0.20	0.17	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	1.25	(0.03)	(0.03)	0.04	0.52

Contributions from affiliates	0	0	0	0	0	0.00 (c)

Total from investment operations	(0.37)	1.40	0.15	0.17	0.21	0.67

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.25)	(0.17)	(0.19)	(0.18)	(0.11)

Distributions from net realized gain on investment transactions	(0.61)	0	0	(0.13)	(0.27)	(0.12)

Total dividends and distributions	(0.78)	(0.25)	(0.17)	(0.32)	(0.45)	(0.23)

Net asset value, end of period	$11.02	$12.17	$11.02	$11.04	$11.19	$11.43

Total return (d)	(3.43)%	12.82%	1.35%	1.67%	1.84%	6.17%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$284,918	$312,157	$303,111	$335,908	$372,015	$369,475

Average net assets (000 omitted)	$306,893	$313,333	$317,504	$343,928	$375,576	$362,361

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.89% (h)	0.90%	0.90%	0.88%	0.86%	0.87%

Expenses, before waivers/reimbursements (f)	0.90% (h)	0.90%	0.91%	0.89%	0.88%	0.88%

Net investment income (b)	1.47% (h)	1.30%	1.65%	1.84%	1.54%	1.32%

Portfolio turnover rate	4%	19%	11%	19%	31%	17%

See Footnote Summary on page 120.

See Notes to Financial Statements.

118	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17

Net asset value, beginning of period	$12.20	$11.05	$11.06	$11.21	$11.45	$11.02

Income from investment operations:

Investment income, net (a)(b)	0.10	0.17	0.20	0.22	0.19	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.46)	1.25	(0.02)	(0.04)	0.04	0.51

Contributions from affiliates	0	0	0	0	0	0.00 (c)

Total from investment operations	(0.36)	1.42	0.18	0.18	0.23	0.67

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.27)	(0.19)	(0.20)	(0.20)	(0.12)

Distributions from net realized gain on investment transactions	(0.61)	0	0	(0.13)	(0.27)	(0.12)

Total dividends and distributions	(0.80)	(0.27)	(0.19)	(0.33)	(0.47)	(0.24)

Net asset value, end of period	$11.04	$12.20	$11.05	$11.06	$11.21	$11.45

Total return (d)	(3.36)%	12.96%	1.60%	1.79%	1.99%	6.23%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$61,302	$66,163	$71,348	$84,996	$85,946	$88,232

Average net assets (000 omitted)	$65,821	$71,584	$78,103	$81,875	$87,212	$87,691

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.74% (h)	0.75%	0.75%	0.73%	0.71%	0.72%

Expenses, before waivers/reimbursements (f)	0.75% (h)	0.75%	0.76%	0.74%	0.73%	0.73%

Net investment income (b)	1.62% (h)	1.44%	1.80%	1.99%	1.69%	1.47%

Portfolio turnover rate	4%	19%	11%	19%	31%	17%

See Footnote Summary on page 120.

See Notes to Financial Statements.

2022 Semi-Annual Report	119

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	SIX MONTHS ENDED 3/31/2022 (UNAUDITED)		YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18	YEAR ENDED 9/30/17
Overlay A Portfolio	.34%	(h)	.36%	.35%	.34%	.37%	.31%
Tax-Aware Overlay A Portfolio	.33%	(h)	.36%	.34%	.34%	.36%	.31%
Overlay B Portfolio	.05%	(h)	.04%	.03%	.05%	.07%	.02%
Tax-Aware Overlay B Portfolio	.03%	(h)	.03%	.02%	.05%	.04%	.02%
Tax-Aware Overlay C Portfolio	.03%	(h)	.03%	.03%	.03%	.04%	.03%
Tax-Aware Overlay N Portfolio	.03%	(h)	.03%	.03%	.03%	.04%	.02%

Waiver:

	SIX MONTHS ENDED 3/31/2022 (UNAUDITED)		YEAR ENDED 9/30/2021		YEAR ENDED 9/30/2020		YEAR ENDED 9/30/2019	YEAR ENDED 9/30/2018	YEAR ENDED 9/30/2017
Overlay A Portfolio	.33%	(h)	.35%		.34%		.33%	.37%	.31%
Tax-Aware Overlay A Portfolio	.32%	(h)	.35%		.34%		.33%	.36%	.31%
Overlay B Portfolio	.04%	(h)	.04%		.03%		.03%	.07%	.02%
Tax-Aware Overlay B Portfolio	.00%	(c)(h)	.00%	(c)	.00%	(c)	.02%	.04%	.02%
Tax-Aware Overlay C Portfolio	.00%	(c)(h)	.00%	(c)	.00%	(c)	.01%	.04%	.03%
Tax-Aware Overlay N Portfolio	.00%	(c)(h)	.00%	(c)	.00%	(c)	.01%	.04%	.02%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	SIX MONTHS ENDED 3/31/2022 (UNAUDITED)		YEAR ENDED 9/30/2021	YEAR ENDED 9/30/2020	YEAR ENDED 9/30/2019	YEAR ENDED 9/30/2018	YEAR ENDED 9/30/2017
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.80%	(h)	.79%	.80%	.80%	.78%	.83%
Expenses, before waivers/reimbursements	1.14%	(h)	1.14%	1.14%	1.14%	1.13%	1.13%
Class 2
Expenses, net of waivers/reimbursements	.60%	(h)	.58%	.60%	.60%	.58%	.63%
Expenses, before waivers/reimbursements	.94%	(h)	.94%	.94%	.94%	.93%	.93%
Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.79%	(h)	.77%	.79%	.80%	.77%	.82%
Expenses, before waivers/reimbursements	1.11%	(h)	1.11%	1.13%	1.13%	1.12%	1.12%
Class 2
Expenses, net of waivers/reimbursements	.59%	(h)	.56%	.59%	.60%	57%	.62%
Expenses, before waivers/reimbursements	.91%	(h)	.91%	.92%	.93%	.92%	.92%

(h)	Annualized.
(i)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

120	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing

2022 Semi-Annual Report	121

Notes to Financial Statements (continued)

Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads,

122	Sanford C. Bernstein Fund, Inc.

default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2022 Semi-Annual Report	123

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of March 31, 2022:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$824,017,858	$0	$0	$824,017,858

Investment Companies	676,267,330	0	0	676,267,330

Options Purchased—Puts	0	29,181,301	0	29,181,301

Short-Term Investments	226,568,015	0	0	226,568,015

Total Investments in Securities	1,726,853,203	29,181,301	0	1,756,034,504

Other Financial Instruments (b):

Assets:

Futures	2,385,920	0	0	2,385,920	(c)

Forward Currency Exchange Contracts	0	12,475,887	0	12,475,887

Total Return Swaps	0	210,957	0	210,957

Liabilities:

Futures	(22,416,306)	0	0	(22,416,306	)(c)

Forward Currency Exchange Contracts	0	(11,041,115)	0	(11,041,115)

Put Options Written	0	(12,057)	0	(12,057)

Total	$1,706,822,817	$30,814,973	$0	$1,737,637,790

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:
Common Stocks (a)	$1,794,334,568	$0	$0	$1,794,334,568

Investment Companies	1,460,859,440	0	0	1,460,859,440

Options Purchased—Puts	0	63,245,173	0	63,245,173

Short-Term Investments	527,583,110	0	0	527,583,110

Total Investments in Securities	3,782,777,118	63,245,173	0	3,846,022,291

Other Financial Instruments (b):

Assets:

Futures	21,728,371	0	0	21,728,371	(c)

Forward Currency Exchange Contracts	0	26,788,766	0	26,788,766

Total Return Swaps	0	459,715	0	459,715

Liabilities:

Futures	(62,257,678)	0	0	(62,257,678	)(c)

Forward Currency Exchange Contracts	0	(23,774,130)	0	(23,774,130)

Put Options Written	0	(25,063)	0	(25,063)

Total	$3,742,247,811	$66,694,461	$0	$3,808,942,272

124	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$242,109,697	$0	$242,109,697

Inflation-Linked Securities	0	233,500,305	0	233,500,305

Corporates—Investment Grade	0	169,402,749	0	169,402,749

Mortgage Pass-Throughs	0	51,801,349	0	51,801,349

Investment Companies	44,236,660	0	0	44,236,660

Collateralized Mortgage Obligations	0	43,928,369	0	43,928,369

Corporates—Non-Investment Grade	0	40,498,530	0	40,498,530

Commercial Mortgage-Backed Securities	0	32,506,513	879,507	33,386,020

Asset-Backed Securities	0	22,267,810	0	22,267,810

Collateralized Loan Obligations	0	19,452,965	250,000	19,702,965

Quasi-Sovereigns	0	13,868,465	0	13,868,465

Emerging Markets—Corporate Bonds	0	9,072,425	0	9,072,425

Options Purchased—Puts	0	6,654,700	0	6,654,700

Covered Bonds	0	4,070,105	0	4,070,105

Local Governments—US Municipal Bonds	0	3,794,278	0	3,794,278

Governments—Sovereign Agencies	0	3,759,623	0	3,759,623

Governments—Sovereign Bonds	0	3,534,750	0	3,534,750

Emerging Markets—Sovereigns	0	2,624,737	0	2,624,737

Supranationals	0	2,127,873	0	2,127,873

Local Governments—Regional Bonds	0	1,126,030	0	1,126,030

Local Governments—Provincial Bonds	0	1,017,748	0	1,017,748

Agencies	0	587,207	0	587,207

Short-Term Investments:

Investment Companies	174,425,708	0	0	174,425,708

Governments—Treasuries	0	9,141,113	0	9,141,113

U.S. Treasury Bills	0	7,054,731	0	7,054,731

Total Investments in Securities	218,662,368	923,902,072	1,129,507	1,143,693,947

Other Financial Instruments (b):

Assets:

Futures	13,296,450	0	0	13,296,450	(c)

Forward Currency Exchange Contracts	0	9,442,491	0	9,442,491

Centrally Cleared Inflation (CPI) Swaps	0	6,600,998	0	6,600,998	(c)

Centrally Cleared Interest Rate Swaps	0	3,367,745	0	3,367,745	(c)

Total Return Swaps	0	90,888	0	90,888

Liabilities:

Futures	(4,671,365)	0	0	(4,671,365	)(c)

Forward Currency Exchange Contracts	0	(8,032,396)	0	(8,032,396)

Put Options Written	0	(2,846)	0	(2,846)

Centrally Cleared Credit Default Swaps	0	(2,586,476)	0	(2,586,476	)(c)

Centrally Cleared Interest Rate Swaps	0	(1,455,715)	0	(1,455,715	)(c)

Credit Default Swaps	0	(2,759,672)	0	(2,759,672)

Total Return Swaps	0	(57,505)	0	(57,505)

Total	$227,287,453	$928,509,584	$1,129,507	$1,156,926,544

2022 Semi-Annual Report	125

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,038,385,018	$0	$1,038,385,018

Investment Companies	470,333,603	0	0	470,333,603

Options Purchased—Puts	0	9,699,396	0	9,699,396

Governments—Treasuries	0	9,594,465	0	9,594,465

Corporates—Investment Grade	0	9,513,323	0	9,513,323

Corporates—Non-Investment Grade	0	5,182,246	0	5,182,246

Commercial Mortgage-Backed Securities	0	4,060,580	0	4,060,580

Collateralized Mortgage Obligations	0	2,085,589	0	2,085,589

Short-Term Investments	52,484,760	0	0	52,484,760

Total Investments in Securities	522,818,363	1,078,520,617	0	1,601,338,980

Other Financial Instruments (b):

Assets:

Futures	4,274,055	0	0	4,274,055	(c)

Forward Currency Exchange Contracts	0	4,507,863	0	4,507,863

Centrally Cleared Inflation (CPI) Swaps	0	12,271,995	0	12,271,995	(c)

Inflation (CPI) Swaps	0	25,883,008	0	25,883,008

Interest Rate Swaps	0	820,553	0	820,553

Total Return Swaps	0	79,261	0	79,261

Liabilities:

Futures	(7,335,043)	0	0	(7,335,043	)(c)

Forward Currency Exchange Contracts	0	(3,738,806)	0	(3,738,806)

Put Options Written	0	(4,005)	0	(4,005)

Centrally Cleared Inflation (CPI) Swaps	0	(3,286,782)	0	(3,286,782	)(c)

Centrally Cleared Interest Rate Swaps	0	(1,820,976)	0	(1,820,976	)(c)

Credit Default Swaps	0	(935,169)	0	(935,169)

Total	$519,757,375	$1,112,297,559	$0	$1,632,054,934

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$292,587,577	$0	$292,587,577

Short-Term Municipal Notes	0	8,729,967	0	8,729,967

Investment Companies	137,773,643	0	0	137,773,643

Commercial Mortgage-Backed Securities	0	3,236,006	0	3,236,006

Governments—Treasuries	0	2,904,825	0	2,904,825

Options Purchased—Puts	0	2,805,275	0	2,805,275

Collateralized Mortgage Obligations	0	701,968	0	701,968

Short-Term Investments	11,838,284	0	0	11,838,284

Total Investments in Securities	149,611,927	310,965,618	0	460,577,545

126	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$1,261,961	$0	$0	$1,261,961	(c)

Forward Currency Exchange Contracts	0	1,310,025	0	1,310,025

Centrally Cleared Inflation (CPI) Swaps	0	3,778,312	0	3,778,312	(c)

Centrally Cleared Interest Rate Swaps	0	120,053	0	120,053	(c)

Inflation (CPI) Swaps	0	7,817,630	0	7,817,630

Interest Rate Swaps	0	251,035	0	251,035

Total Return Swaps	0	23,169	0	23,169

Liabilities:

Futures	(2,132,917)	0	0	(2,132,917	)(c)

Forward Currency Exchange Contracts	0	(1,075,371)	0	(1,075,371)

Put Options Written	0	(1,202)	0	(1,202)

Centrally Cleared Inflation (CPI) Swaps	0	(1,000,403)	0	(1,000,403	)(c)

Centrally Cleared Interest Rate Swaps	0	(507,462)	0	(507,462	)(c)

Credit Default Swaps	0	(338,897)	0	(338,897)

Total	$148,740,971	$321,342,507	$0	$470,083,478

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$216,007,972	$0	$216,007,972

Short-Term Municipal Notes	0	7,607,018	0	7,607,018

Options Purchased—Puts	0	2,138,878	0	2,138,878

Investment Companies	103,838,998	0	0	103,838,998

Governments—Treasuries	0	3,589,502	0	3,589,502

Collateralized Mortgage Obligations	0	311,636	0	311,636

Short-Term Investments	5,398,191	0	0	5,398,191

Total Investments in Securities	109,237,189	229,655,006	0	338,892,195

Other Financial Instruments (b):

Assets:

Futures	959,287	0	0	959,287	(c)

Forward Currency Exchange Contracts	0	895,329	0	895,329

Centrally Cleared Inflation (CPI) Swaps	0	2,711,197	0	2,711,197	(c)

Inflation (CPI) Swaps	0	5,933,666	0	5,933,666

Interest Rate Swaps	0	186,878	0	186,878

Total Return Swaps	0	18,291	0	18,291

Liabilities:

Futures	(1,799,047)	0	0	(1,799,047	)(c)

Forward Currency Exchange Contracts	0	(827,170)	0	(827,170)

Put Options Written	0	(885)	0	(885)

Centrally Cleared Inflation (CPI) Swaps	0	(728,208)	0	(728,208	)(c)

Centrally Cleared Interest Rate Swaps	0	(123,177)	0	(123,177	)(c)

Credit Default Swaps	0	(273,678)	0	(273,678)

Total	$108,397,429	$237,447,249	$0	$345,844,678

(a)	See schedule of investments for sector classifications.

2022 Semi-Annual Report	127

Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2022. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2021, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

128	Sanford C. Bernstein Fund, Inc.

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes,

2022 Semi-Annual Report	129

Notes to Financial Statements (continued)

extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2023, and then may be extended by the Adviser for additional one year terms. During the six months ended March 31, 2022, there were no such reimbursement/waivers.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2022. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

130	Sanford C. Bernstein Fund, Inc.

For the six months ended March 31, 2022, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$50,219

Tax-Aware Overlay A	149,789

Overlay B	57,708

Tax-Aware Overlay B	16,633

Tax-Aware Overlay C	3,019

Tax-Aware Overlay N	1,878

AMRR	AMOUNT
Overlay A	$579,904

Tax-Aware Overlay A	1,167,048

Overlay B	177,106

Tax-Aware Overlay B	0

Tax-Aware Overlay C	0

Tax-Aware Overlay N	0

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2023, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the six months ended March 31, 2022, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$261,065	$1,514,436	$595,707	$157,385

Tax-Aware Overlay A	544,166	3,155,473	1,250,940	316,784

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the six months ended March 31, 2022 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$171,734	$444,683	$389,850	$0	$0	$226,567	$25	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	171,932	16,493	43,821	978	(999)	144,583	16,492	0

2022 Semi-Annual Report	131

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Bernstein Fund, Inc.: International Small Cap Portfolio	$117,805	$4,422	$20,000	$893	$(13,671)	$89,449	$2,374	$2,048

Bernstein Fund, Inc.—International Strategic Equities Portfolio	451,328	25,937	69,000	1,209	(45,074)	364,400	11,902	14,034

Bernstein Fund, Inc.—Small Cap Core Portfolio	36,856	2,190	6,311	1,649	(5,026)	29,358	51	2,139

Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	51,516	4,654	0	0	(7,692)	48,478	1,235	3,419

Total				$4,729	$(72,462)	$902,835	$32,079	$21,640

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$448,577	$843,866	$764,859	$0	$0	$527,584	$63	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	337,624	32,386	73,176	1,633	(332)	298,135	32,386	0

Bernstein Fund, Inc.: International Small Cap Portfolio	244,421	9,174	24,000	(1,022)	(25,577)	202,996	4,925	4,249

Bernstein Fund, Inc.—International Strategic Equities Portfolio	933,674	53,656	102,000	1,415	(92,257)	794,488	24,623	29,033

Bernstein Fund, Inc.—Small Cap Core Portfolio	73,201	4,349	6,600	1,672	(8,430)	64,192	101	4,249

Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio	107,381	9,700	0	0	(16,033)	101,048	2,573	7,126

Total				$3,698	$(142,629)	$1,988,443	$64,671	$44,657

132	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$179,240	$196,872	$201,687	$0	$0	$174,425	$21	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	52,415	5,028	13,215	295	(286)	44,237	5,028	0

Total				$295	$(286)	$218,662	$5,049	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$41,017	$173,340	$161,872	$52,485	$7

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$1,344	$62,576	$52,082	$11,838	$1

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 3/31/22 (000)	DIVIDEND INCOME (000)

Government Money Market Portfolio	$1,639	$43,573	$39,814	$5,398	$1

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the six months ended March 31, 2022, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Overlay A	$234,681,821	$0	$401,012,274	$0

Tax-Aware Overlay A	519,521,782	0	720,371,832	0

Overlay B	165,144,378	364,821,595	195,577,629	313,816,889

Tax-Aware Overlay B	74,828,909	0	94,766,897	1,512,978

Tax-Aware Overlay C	19,523,304	0	36,235,055	381,525

Tax-Aware Overlay N	13,883,708	0	33,064,591	0

2022 Semi-Annual Report	133

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

	GROSS UNREALIZED		NET UNREALIZED APPRECIATION
PORTFOLIO	APPRECIATION	(DEPRECIATION)
Overlay A	$485,483,660	$(47,063,245)	$438,420,415

Tax-Aware Overlay A	1,175,145,772	(113,783,299)	1,061,362,473

Overlay B	50,313,809	(56,124,923)	(5,811,114)

Tax-Aware Overlay B	231,023,908	(38,481,790)	192,542,118

Tax-Aware Overlay C	66,169,696	(12,439,160)	53,730,536

Tax-Aware Overlay N	49,987,347	(8,591,588)	41,395,759

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended March 31, 2022, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be

134	Sanford C. Bernstein Fund, Inc.

included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the six months ended March 31, 2022, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the six months ended March 31, 2022, the Portfolios held purchased options for hedging and non-hedging purposes. During the six months ended March 31, 2022, the Portfolios held written options for hedging and non-hedging purposes.

2022 Semi-Annual Report	135

Notes to Financial Statements (continued)

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed

136	Sanford C. Bernstein Fund, Inc.

based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended March 31, 2022, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended March 31, 2022, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended March 31, 2022, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap

2022 Semi-Annual Report	137

Notes to Financial Statements (continued)

involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended March 31, 2022, the Portfolios held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the six months ended March 31, 2022, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$235,939	*	Receivable/Payable for variation margin on futures	$17,217,963	*

Equity contracts	Receivable/Payable for variation margin on futures	2,149,981	*	Receivable/Payable for variation margin on futures	5,198,343	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	12,475,887		Unrealized depreciation on forward currency exchange contracts	11,041,115

Equity contracts	Investments in securities, at value	29,181,301

Equity contracts				Options written, at value	12,057

Equity contracts	Unrealized appreciation on total return swaps	210,957

Total		$44,254,065			$33,469,478

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

138	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(41,289,584)	$(7,393,161)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(13,707,225)	6,934,898

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(5,436,365)	558,310

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(14,099,946)	(6,916,494)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	621,567

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(62,857)	454,917

Total		$(74,595,977)	$(5,739,963)

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$33,652,914	*

Equity contracts	Receivable/Payable for variation margin on futures	$21,728,371	*	Receivable/Payable for variation margin on futures	28,604,764	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	26,788,766		Unrealized depreciation on forward currency exchange contracts	23,774,130

Equity contracts	Investments in securities, at value	63,245,173

Equity contracts				Options written, at value	25,063

Equity contracts	Unrealized appreciation on total return swaps	459,715

Total		$112,222,025			$86,056,871

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2022 Semi-Annual Report	139

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(91,469,930)	$(10,274,781)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(33,586,619)	18,112,084

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(13,116,282)	1,645,637

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(30,040,032)	(14,639,733)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	1,292,034

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(14,774)	995,677

Total		$(168,227,637)	$(2,869,082)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$670,155	*	Receivable/Payable for variation margin on futures	$4,254,070	*

Equity contracts	Receivable/Payable for variation margin on futures	12,626,295	*	Receivable/Payable for variation margin on futures	417,295	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	101,468	*	Receivable/Payable for variation margin on centrally cleared swaps	299,985	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	9,917,620	*	Receivable/Payable for variation margin on centrally cleared swaps	1,448,492	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	9,442,491		Unrealized depreciation on forward currency exchange contracts	8,032,396

Equity contracts	Investments in securities, at value	6,654,700		Options written, at value

Equity contracts				Options written, at value	2,846

Credit contracts				Market value on credit default swaps	2,759,672

140	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts			Unrealized depreciation on total return swaps	$57,505

Equity contracts	Unrealized appreciation on total return swaps	$90,888

Total		$39,503,617		$17,272,261

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(7,912,384)	$(2,082,906)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(22,750,219)	26,221,833

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	559,475	(380,229)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,209,743)	(1,578,666)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	146,698

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,059,845)	7,479,611

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(243,896)	1,553,090

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	338,352	253,513

Total		$(36,278,260)	$31,612,944

2022 Semi-Annual Report	141

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$2,710,686	*

Equity contracts	Receivable/Payable for variation margin on futures	$4,274,055	*	Receivable/Payable for variation margin on futures	4,624,357	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	12,271,995	*	Receivable/Payable for variation margin on centrally cleared swaps	5,098,363	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	4,507,863		Unrealized depreciation on forward currency exchange contracts	3,738,806

Equity contracts	Investments in securities, at value	9,699,396		Options written, at value

Equity contracts				Options written, at value	4,005

Interest rate contracts	Unrealized appreciation on inflation swaps	25,883,008

Interest rate contracts	Unrealized appreciation on interest rate swaps	820,553

Credit contracts				Market value on credit default swaps	935,169

Equity contracts	Unrealized appreciation on total return swaps	79,261

Total		$57,536,131			$17,111,386

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(8,893,336)	$(440,536)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(9,247,670)	5,627,327

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(1,788,592)	177,910

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(4,617,126)	(2,262,491)

142	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$0	$206,465

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(216,844)	13,571,142

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	57,802	181,983

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	55,858	164,835

Total		$(24,649,908)	$17,226,635

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$778,516	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,261,961	*	Receivable/Payable for variation margin on futures	1,354,401	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,898,365	*	Receivable/Payable for variation margin on centrally cleared swaps	1,505,111	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,310,025		Unrealized depreciation on forward currency exchange contracts	1,075,371

Equity contracts	Investments in securities, at value	2,805,275		Options written, at value

Equity contracts				Options written, at value	1,202

Interest rate contracts	Unrealized appreciation on inflation swaps	7,817,630

Interest rate contracts	Unrealized appreciation on interest rate swaps	251,035

Credit contracts				Market value on credit default swaps	338,897

Equity contracts	Unrealized appreciation on total return swaps	23,169

Total		$17,367,460			$5,053,498

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2022 Semi-Annual Report	143

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,567,605)	$(119,882)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,600,255)	1,627,227

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(598,547)	162,173

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,344,058)	(660,125)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	61,939

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(19,008)	3,758,813

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	20,729	66,167

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	39,323	47,940

Total		$(7,069,421)	$4,944,252

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$663,759	*

Equity contracts	Receivable/Payable for variation margin on futures	$959,287	*	Receivable/Payable for variation margin on futures	1,135,288	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,711,197	*	Receivable/Payable for variation margin on centrally cleared swaps	849,285	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	895,329		Unrealized depreciation on forward currency exchange contracts	827,170

144	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Equity contracts	Investments in securities, at value	$2,138,878	Options written, at value

Equity contracts			Options written, at value	$885

Interest rate contracts	Unrealized appreciation on inflation swaps	5,933,666

Interest rate contracts	Unrealized appreciation on interest rate swaps	186,878

Credit contracts			Market value on credit default swaps	273,678

Equity contracts	Unrealized appreciation on total return swaps	18,291

Total		$12,843,526		$3,750,065

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,375,212)	$(165,645)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,972,933)	1,119,832

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(460,747)	11,588

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(1,015,247)	(496,992)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	0	45,640

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(100,361)	3,606,819

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	16,737	53,437

2022 Semi-Annual Report	145

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$12,713	$37,057

Total		$(5,895,050)	$4,211,736

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the six months ended March 31, 2022:

OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$1,327,106,853

Average notional amount of sale contracts	$355,344,731

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$614,302,773

Average principal amount of sale contracts	$662,135,600

Purchased Options:

Average notional amount	$920,440,355

Written Options:

Average notional amount	$43,012,113

Total Return Swaps:

Average notional amount	$27,577,285

TAX-AWARE OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$3,088,644,483

Average notional amount of sale contracts	$919,196,062

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,324,268,919

Average principal amount of sale contracts	$1,395,354,208

Purchased Options:

Average notional amount	$1,973,923,543

Written Options:

Average notional amount	$89,408,046

Total Return Swaps:

Average notional amount	$61,806,429

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$576,271,686

Average notional amount of sale contracts	$64,291,662

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$280,808,201

Average principal amount of sale contracts	$392,090,560

Purchased Options:

Average notional amount	$210,028,713

146	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
Written Options:

Average notional amount	$10,151,460

Interest Rate Swaps:

Average notional amount	$2,638,205	(a)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$75,221,870

Centrally Cleared Inflation Swaps:

Average notional amount	$91,727,143

Credit Default Swaps:

Average notional amount of buy contracts	$13,691,333	(b)

Average notional amount of sale contracts	$12,344,157

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$91,027,931

Average notional amount of sale contracts	$2,225,240	(c)

Total Return Swaps:

Average notional amount	$21,535,198

(a)	Positions were open for four months during the period.

(b)	Positions were open for five months during the period.

(c)	Positions were open for three months during the period.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$376,836,298

Average notional amount of sale contracts	$85,612,986

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$227,587,369

Average principal amount of sale contracts	$218,425,447

Purchased Options:

Average notional amount	$303,532,224

Written Options:

Average notional amount	$14,287,240

Interest Rate Swaps:

Average notional amount	$21,377,143

Inflation Swaps:

Average notional amount	$231,000,000

Centrally Cleared Interest Rate Swaps:

Average notional amount	$55,535,000

Centrally Cleared Inflation Swaps:

Average notional amount	$125,880,000

Credit Default Swaps:

Average notional amount of sale contracts	$3,986,074

Total Return Swaps:

Average notional amount	$10,170,634

2022 Semi-Annual Report	147

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY C PORTFOLIO
Futures:

Average notional amount of buy contracts	$109,301,746

Average notional amount of sale contracts	$25,410,553

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$63,640,304

Average principal amount of sale contracts	$61,132,563

Purchased Options:

Average notional amount	$88,230,179

Written Options:

Average notional amount	$4,286,172

Interest Rate Swaps:

Average notional amount	$6,540,000

Inflation Swaps:

Average notional amount	$68,914,286

Centrally Cleared Interest Rate Swaps:

Average notional amount	$21,180,000

Centrally Cleared Inflation Swaps:

Average notional amount	$38,402,857

Credit Default Swaps:

Average notional amount of sale contracts	$1,444,517

Total Return Swaps:

Average notional amount	$2,995,770

TAX-AWARE OVERLAY N PORTFOLIO
Futures:

Average notional amount of buy contracts	$82,922,040

Average notional amount of sale contracts	$19,341,942

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$48,290,877

Average principal amount of sale contracts	$46,384,246

Purchased Options:

Average notional amount	$66,877,164

Written Options:

Average notional amount	$3,158,232

Interest Rate Swaps:

Average notional amount	$4,868,571

Inflation Swaps:

Average notional amount	$50,842,857

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,110,000

Centrally Cleared Inflation Swaps:

Average notional amount	$27,871,429

148	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY N PORTFOLIO
Credit Default Swaps:

Average notional amount of sale contracts	$1,166,535

Total Return Swaps:

Average notional amount	$2,241,029

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of March 31, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$164,049	$0	$0	$0	$164,049

Deutsche Bank AG	723,919	(723,919)	0	0	0

Goldman Sachs Bank USA	658,106	(658,106)	0	0	0

HSBC Bank USA	4,922,437	(248,882)	0	0	4,673,555

JPMorgan Chase Bank, NA	594,443	(127,407)	(250,000)	0	217,036

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	4,902,501	(1,434,895)	(800,000)	0	2,667,606

Standard Chartered Bank	733,446	0	0	0	733,446

UBS AG	29,169,244	(2,162,361)	(26,000,000)	0	1,006,883

Total	$41,868,145	$(5,355,570)	$(27,050,000)	$0	$9,462,575	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$2,870,305	$0	$0	$0	$2,870,305

BNP Paribas SA	80,992	0	0	0	80,992

Deutsche Bank AG	943,874	(723,919)	0	0	219,955

Goldman Sachs Bank USA	3,184,456	(658,106)	(2,526,350)	0	0

HSBC Bank USA	248,882	(248,882)	0	0	0

JPMorgan Chase Bank, NA	127,407	(127,407)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,434,895	(1,434,895)	0	0	0

UBS AG	2,162,361	(2,162,361)	0	0	0

Total	$11,053,172	$(5,355,570)	$(2,526,350)	$0	$3,171,252	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Semi-Annual Report	149

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$357,915	$0	$0	$0	$357,915

Deutsche Bank AG	1,586,846	(1,586,846)	0	0	0

Goldman Sachs Bank USA	1,344,550	(1,344,550)	0	0	0

HSBC Bank USA	10,754,900	(547,248)	0	0	10,207,652

JPMorgan Chase Bank, NA	1,316,904	(276,293)	(110,000)	0	930,611

Morgan Stanley/Morgan Stanley & Co. LLC	10,701,193	(3,631,729)	(1,520,000)	0	5,549,464

Standard Chartered Bank	1,211,236	0	0	0	1,211,236

UBS AG	63,220,110	(5,055,661)	(56,300,000)	0	1,864,449

Total	$90,493,654	$(12,442,327)	$(57,930,000)	$0	$20,121,327	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$6,085,664	$0	$0	$0	$6,085,664

BNP Paribas SA	175,958	0	0	0	175,958

Deutsche Bank AG	2,106,664	(1,586,846)	0	0	519,818

Goldman Sachs Bank USA	5,919,976	(1,344,550)	(4,575,426)	0	0

HSBC Bank USA	547,248	(547,248)	0	0	0

JPMorgan Chase Bank, NA	276,293	(276,293)	0	0	0

Morgan Stanley/Morgan Stanley & Co. LLC	3,631,729	(3,631,729)	0	0	0

UBS AG	5,055,661	(5,055,661)	0	0	0

Total	$23,799,193	$(12,442,327)	$(4,575,426)	$0	$6,781,440	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

150	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$244,365	$(244,365)	$0	$0	$0

Barclays Bank PLC	80,176	(80,176)	0	0	0

BNP Paribas SA	136,252	(136,252)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	1,071,641	(491,558)	(580,083)	0	0

Deutsche Bank AG	171,176	(171,176)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	292,330	(292,330)	0	0	0

HSBC Bank USA	1,377,644	(536,363)	0	0	841,281

JPMorgan Chase Bank, NA	201,335	(201,335)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,931,158	(959,130)	(535,000)	0	437,028

Standard Chartered Bank	1,757,718	(1,035,730)	0	0	721,988

State Street Bank & Trust Co.	60,965	(32,156)	0	0	28,809

UBS AG	8,863,319	(1,674,236)	(5,750,000)	0	1,439,083

Total	$16,188,079	$(5,854,807)	$(6,865,083)	$0	$3,468,189	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Australia and New Zealand Banking Group Ltd.	$1,317,349	$0	$0	$0	$1,317,349

Bank of America, NA	302,136	(244,365)	0	0	57,771

Barclays Bank PLC	334,458	(80,176)	0	0	254,282

BNP Paribas SA	137,414	(136,252)	0	0	1,162

Citibank, NA/Citigroup Global Markets, Inc.	491,558	(491,558)	0	0	0

Credit Suisse International	173,612	0	(173,612)	0	0

Deutsche Bank AG	928,017	(171,176)	0	(756,841)	0

Goldman Sachs Bank USA/Goldman Sachs International	1,988,679	(292,330)	0	(1,696,349)	0

HSBC Bank USA	536,363	(536,363)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	911,196	(201,335)	(709,861)	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	959,130	(959,130)	0	0	0

Natwest Markets PLC	30,385	0	0	0	30,385

Standard Chartered Bank	1,035,730	(1,035,730)	0	0	0

State Street Bank & Trust Co.	32,156	(32,156)	0	0	0

UBS AG	1,674,236	(1,674,236)	0	0	0

Total	$10,852,419	$(5,854,807)	$(883,473)	$(2,453,190)	$1,660,949	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Semi-Annual Report	151

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$56,991	$0	$0	$0	$56,991

Barclays Bank PLC	4,759,282	(925,121)	(3,834,161)	0	0

Citibank, NA/Citigroup Global Markets, Inc.	4,770,672	(335,635)	(4,435,037)	0	0

Deutsche Bank AG	1,655,689	(334,922)	(1,300,000)	0	20,767

Goldman Sachs Bank USA/ Goldman Sachs International	220,257	(220,257)	0	0	0

HSBC Bank USA	1,694,194	(95,486)	0	0	1,598,708

JPMorgan Chase Bank, NA	11,121,840	(41,818)	(10,990,000)	0	90,022

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	6,890,883	(418,818)	(5,100,000)	0	1,372,065

Standard Chartered Bank	112,043	0	0	0	112,043

State Street Bank & Trust Co.	12,839	0	0	0	12,839

UBS AG	9,695,391	(866,357)	(8,400,000)	0	429,034

Total	$40,990,081	$(3,238,414)	$(34,059,198)	$0	$3,692,469	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$925,121	$(925,121)	$0	$0	$0

BNP Paribas SA	28,415	0	0	0	28,415

Citibank, NA/Citigroup Global Markets, Inc.	335,635	(335,635)	0	0	0

Credit Suisse International	398,525	0	(398,525)	0	0

Deutsche Bank AG	334,922	(334,922)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	1,232,883	(220,257)	(1,012,626)	0	0

HSBC Bank USA	95,486	(95,486)	0	0	0

JPMorgan Chase Bank, NA	41,818	(41,818)	0	0	0

Morgan Stanley & Co. LLC	418,818	(418,818)	0	0	0

UBS AG	866,357	(866,357)	0	0	0

Total	$4,677,980	$(3,238,414)	$(1,411,151)	$0	$28,415	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$15,489	$0	$0	$0	$15,489

Barclays Bank PLC	1,058,307	(264,536)	0	(793,771)	0

Citibank, NA/Citigroup Global Markets, Inc.	1,483,321	(37,267)	(1,446,054)	0	0

Deutsche Bank AG	633,888	(97,078)	(520,000)	0	16,810

Goldman Sachs Bank USA/Goldman Sachs International	52,049	(52,049)	0	0	0

HSBC Bank USA	489,543	(28,567)	0	0	460,976

JPMorgan Chase Bank, NA	2,560,491	(12,063)	(2,500,000)	0	48,428

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	3,057,415	(350,360)	(2,400,000)	0	307,055

Standard Chartered Bank	38,036	0	0	0	38,036

State Street Bank & Trust Co.	14,522	(14,522)	0	0	0

UBS AG	2,804,073	(1,202)	(2,400,000)	0	402,871

Total	$12,207,134	$(857,644)	$(9,266,054)	$(793,771)	$1,289,665	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$264,536	$(264,536)	$0	$0	$0

BNP Paribas SA	8,102	0	0	0	8,102

Citibank, NA/Citigroup Global Markets, Inc.	37,267	(37,267)	0	0	0

Credit Suisse International	213,354	0	0	(213,354)	0

Deutsche Bank AG	97,078	(97,078)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	384,028	(52,049)	(260,000)	0	71,979

HSBC Bank USA	28,567	(28,567)	0	0	0

JPMorgan Chase Bank, NA	12,063	(12,063)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	350,360	(350,360)	0	0	0

State Street Bank & Trust Co.	18,913	(14,522)	0	0	4,391

UBS AG	1,202	(1,202)	0	0	0

Total	$1,415,470	$(857,644)	$(260,000)	$(213,354)	$84,472	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$5,398	$0	$0	$0	$5,398

Barclays Bank PLC	799,345	(200,043)	(599,302)	0	0

Citibank, NA/Citigroup Global Markets, Inc.	1,515,480	(30,046)	(1,485,434)	0	0

Deutsche Bank AG	623,642	(77,154)	(520,000)	0	26,488

Goldman Sachs Bank USA/Goldman Sachs International	39,373	(39,373)	0	0	0

HSBC Bank USA	276,005	(18,954)	0	0	257,051

JPMorgan Chase Bank, NA	2,296,343	(9,233)	(2,287,110)	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,469,010	(238,603)	(1,090,000)	0	140,407

State Street Bank & Trust Co.	10,453	(10,453)	0	0	0

UBS AG	2,137,993	(885)	(2,100,000)	0	37,108

Total	$9,173,042	$(624,744)	$(8,081,846)	$0	$466,452	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Barclays Bank PLC	$200,043	$(200,043)	$0	$0	$0

BNP Paribas SA	6,208	0	0	0	6,208

Citibank, NA/Citigroup Global Markets, Inc.	30,046	(30,046)	0	0	0

Credit Suisse International	172,359	0	0	(172,359)	0

Deutsche Bank AG	77,154	(77,154)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	293,984	(39,373)	0	0	254,611

HSBC Bank USA	18,954	(18,954)	0	0	0

JPMorgan Chase Bank, NA	9,233	(9,233)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	238,603	(238,603)	0	0	0

State Street Bank & Trust Co.	54,264	(10,453)	0	0	43,811

UBS AG	885	(885)	0	0	0

Total	$1,101,733	$(624,744)	$0	$(172,359)	$304,630	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other

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options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions to be paid for the year ending September 30, 2022 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended September 30, 2021 and September 30, 2020 were as follows:

PORTFOLIO	2021	2020
Overlay A

Distributions paid from:

Ordinary income	$17,001,108	$22,505,099

Long-term capital gains	0	4,970,026

Total distributions paid	$17,001,108	$27,475,125

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$32,574,024	$53,912,765

Long-term capital gains	4,077,737	1,141,193

Total distributions paid	$36,651,761	$55,053,958

Overlay B

Distributions paid from:

Ordinary income	$26,500,686	$41,357,860

Long-term capital gains	5,139,074	0

Total distributions paid	$31,639,760	$41,357,860

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$9,975,981	$7,744,728

Long-term capital gains	0	0

Total taxable distributions	9,975,981	7,744,728

Tax exempt distributions	29,957,401	19,963,141

Total distributions paid	$39,933,382	$27,707,869

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Notes to Financial Statements (continued)

PORTFOLIO	2021	2020
Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$4,062,300	$2,444,068

Long-term capital gains	0	0

Total taxable distributions	4,062,300	2,444,068

Tax exempt distributions	7,665,430	5,643,683

Total distributions paid	$11,727,730	$8,087,751

Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$1,908,675	$2,247,485

Long-term capital gains	0	0

Total taxable distributions	1,908,675	2,247,485

Tax exempt distributions	6,341,342	4,333,320

Total distributions paid	$8,250,017	$6,580,805

As of September 30, 2021, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER (LOSSES)(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)

Overlay A	$10,095,952	$169,487,556	$(7,842,189)	$559,942,879	$731,684,198

Tax-Aware Overlay A	0	313,151,454	(23,099,579)	1,317,749,603	1,607,801,478

Overlay B	74,435,539	75,572,767	(3,615,599)	22,670,852	169,063,559

Tax-Aware Overlay B	70,491,716	37,984,473	(73,328,699)	244,422,994	279,570,484

Tax-Aware Overlay C	25,191,550	11,355,900	(25,689,801)	69,433,007	80,290,656

Tax-Aware Overlay N	14,029,073	7,923,147	(15,049,297)	52,560,723	59,463,646

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$12,812,025

Tax-Aware Overlay C	3,977,472

Tax-Aware Overlay N	2,275,888

(b)

During the fiscal year ended September 30, 2021 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio utilized capital loss carryforwards of $15,007,585, $33,758,904, $6,610,135, $7,490,037, and $6,926,305 respectively, to offset current year net realized gains. As of September 30, 2021 Tax-Aware Overlay A Portfolio deferred $6,680,882 in qualified late-year losses. These losses will be treated as arising on October 1, 2021. As of September 30, 2021 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $7,842,189, $16,418,697, $3,615,599, $73,328,699, $25,689,801, and $15,049,297 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of callable bonds.

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(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs and the accrual of foreign capital gains tax.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2021, the Portfolios did not have any capital loss carryforwards.

NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because it is an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intends to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment

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Notes to Financial Statements (continued)

in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Assets-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and

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regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The current historically low interest rate environment heightens the risks associated with rising interest rates.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic.

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Notes to Financial Statements (continued)

In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB mutual funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state

160	Sanford C. Bernstein Fund, Inc.

authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that are tied to the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (referred to as SOFR), which is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. The potential effects of a phase out of LIBOR on LIBOR-based investments are currently unknown.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose

2022 Semi-Annual Report	161

Notes to Financial Statements (continued)

operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

As of March 31, 2022, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the six months ended March 31, 2022 and the year ended September 30, 2021, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	3,106,646	6,975,931	$47,115,985	$104,883,277

Shares issued on reinvestment of dividends and distributions	11,002,154	859,674	164,812,261	12,087,010

Shares redeemed	(8,625,901)	(22,486,338)	(130,255,738)	(336,005,608)

Net increase (decrease)	5,482,899	(14,650,733)	$81,672,508	$(219,035,321)

Class 2 Shares

Shares sold	2,312,733	3,306,670	$34,701,588	$49,597,763

Shares issued on reinvestment of dividends and distributions	2,245,552	212,069	33,660,824	2,983,822

Shares redeemed	(2,502,089)	(7,696,212)	(37,971,016)	(112,985,421)

Net increase (decrease)	2,056,196	(4,177,473)	$30,391,396	$(60,403,836)

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	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	5,285,033	9,190,826	$84,568,580	$146,617,709

Shares issued on reinvestment of dividends and distributions	17,694,177	1,373,308	286,114,840	20,517,230

Shares redeemed	(9,045,492)	(24,057,629)	(145,152,922)	(378,684,923)

Net increase (decrease)	13,933,718	(13,493,495)	$225,530,498	$(211,549,984)

Class 2 Shares

Shares sold	1,921,648	2,892,962	$30,484,675	$46,032,730

Shares issued on reinvestment of dividends and distributions	5,184,428	450,319	83,935,889	6,732,259

Shares redeemed	(3,412,889)	(9,870,817)	(55,173,904)	(157,428,227)

Net increase (decrease)	3,693,187	(6,527,536)	$59,246,660	$(104,663,238)

	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	3,136,702	6,284,207	$33,479,176	$72,678,968

Shares issued on reinvestment of dividends and distributions	12,258,298	1,996,152	128,099,219	22,576,479

Shares redeemed	(6,240,883)	(14,875,367)	(66,961,827)	(172,769,132)

Net increase (decrease)	9,154,117	(6,595,008)	$94,616,568	$(77,513,685)

Class 2 Shares

Shares sold	1,913,644	2,741,819	$20,019,028	$31,726,915

Shares issued on reinvestment of dividends and distributions	2,386,700	412,613	24,988,745	4,674,906

Shares redeemed	(1,422,740)	(5,336,524)	(15,651,726)	(61,717,417)

Net increase (decrease)	2,877,604	(2,182,092)	$29,356,047	$(25,315,596)

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Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	3,423,891	5,932,586	$39,933,588	$71,150,237

Shares issued on reinvestment of dividends and distributions	6,316,672	1,732,503	74,410,400	20,200,980

Shares redeemed	(5,364,476)	(12,195,093)	(62,875,224)	(146,395,049)

Net increase (decrease)	4,376,087	(4,530,004)	$51,468,764	$(55,043,832)

Class 2 Shares

Shares sold	1,120,280	2,450,725	$12,919,272	$29,387,920

Shares issued on reinvestment of dividends and distributions	2,676,363	793,587	31,554,311	9,269,101

Shares redeemed	(2,304,027)	(7,116,851)	(27,252,373)	(85,527,017)

Net increase (decrease)	1,492,616	(3,872,539)	$17,221,210	$(46,869,996)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	683,796	1,803,362	$7,873,823	$21,619,226

Shares issued on reinvestment of dividends and distributions	1,982,126	443,699	22,913,374	5,160,211

Shares redeemed	(1,657,578)	(4,060,499)	(19,314,694)	(48,307,668)

Net increase (decrease)	1,008,344	(1,813,438)	$11,472,503	$(21,528,231)

Class 2 Shares

Shares sold	627,494	125,254	$6,952,212	$1,492,108

Shares issued on reinvestment of dividends and distributions	1,078,846	260,481	12,493,037	3,032,003

Shares redeemed	(574,966)	(3,193,377)	(6,735,511)	(38,397,189)

Net increase (decrease)	1,131,374	(2,807,642)	$12,709,738	$(33,873,078)

164	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21	SIX MONTHS ENDED 3/31/22 (UNAUDITED)	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	546,159	943,846	$6,306,409	$11,169,514

Shares issued on reinvestment of dividends and distributions	1,555,650	443,500	18,154,440	5,086,947

Shares redeemed	(1,885,978)	(3,249,334)	(21,761,943)	(38,010,840)

Net increase (decrease)	215,831	(1,861,988)	$2,698,906	$(21,754,379)

Class 2 Shares

Shares sold	229,243	324,236	$2,678,867	$3,779,188

Shares issued on reinvestment of dividends and distributions	343,776	97,786	4,015,302	1,122,583

Shares redeemed	(441,018)	(1,458,877)	(5,027,495)	(17,394,103)

Net increase (decrease)	132,001	(1,036,855)	$1,666,674	$(12,492,332)

NOTE 7.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2022 Semi-Annual Report	165

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr

President

R. Jay Gerken*^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Vice President of the Funds

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Pricing Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

166	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Fund’s Board of Trustees (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet its redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, the Portfolios’ concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID 19 impacts. As such, the Program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2022 Semi-Annual Report	167

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a video conference meeting held on October 27-28, 2021.1

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 12, 2021, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Analyst and an independent fee consultant as described below. On October 5, 2021, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Analyst and the independent fee consultant in executive sessions. Following the October 5, 2021 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 7, 2021, and the Adviser provided certain additional information by means of a memorandum dated October 15, 2021. The Independent Directors held a video conference meeting on October 19, 2021 with their independent counsel and the Senior Analyst to further discuss the contract renewal materials and supplemental materials provided in response to the Board’s request. On October 27-28, 2021, the Board of Directors held a video conference meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Analyst to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Analyst. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Analyst and the independent fee consultant at the request of the Board. The Fund’s Senior Analyst assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the October 5, 2021 and October 27-28, 2021 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

1 The meeting was held by video conference in view of the ongoing COVID-19 pandemic and based on exemptive relief issued by the Securities and Exchange Commission. The Board ratified the approval of the Investment Management Agreement at an in-person meeting held on April 27, 2022.

168	Sanford C. Bernstein Fund, Inc.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Analyst also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser will continue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios. The Board also considered how the organizational capabilities and financial condition of the Adviser may affect the nature and quality of its services. In that regard, the Board considered information about the impact of the ongoing COVID-19 pandemic on the Adviser’s operations and the Adviser’s ability to continue to provide the same scope and quality of services to the Portfolios. The Board considered the ongoing impacts of the relocation of substantial operations of the Adviser from the New York City area to Nashville, Tennessee as well as the implications of a substantial number of the Adviser’s employees working from home during the pandemic.

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Board Consideration of Investment Management Arrangement (continued)

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2021 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2021. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). The Board reviewed the performance of the Overlay Portfolios, including the performance of the Overlay Portfolios’ dynamic asset allocation component. In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios, including but not limited to, its continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios and other enhancements to portfolio management models. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2019 and 2020, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

170	Sanford C. Bernstein Fund, Inc.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Analyst materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, relatively recent fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion

2022 Semi-Annual Report	171

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

172	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0322

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr President

Date:	May 27, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr President

Date:	May 27, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	May 27, 2022